SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(Amendment No. 1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]	Preliminary Proxy Statement

[ ]	Definitive Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

MERCURY AIR GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Mercury Air Group, Inc.

5456 McConnell Avenue
Los Angeles, California 90066

February____, 2004

To our Stockholders:

     You are cordially invited to the 2003 Annual Meeting of Stockholders for Mercury Air Group, Inc.

Date:	March 29, 2004

Time:	9:00 a.m., Pacific Standard Time

Place:	Embassy Suites Hotel located at 1440 East Imperial Highway, El Segundo, CA 90245

     At the Annual Meeting, you will have the opportunity to vote to:

•	approve the sale of that portion of our business which consists of aviation fuel sales, commercial aircraft refueling operations, aircraft hangar services, secured aircraft parking, and aircraft maintenance at certain of our fixed base operations for commercial, private, general aviation and United States government aircraft, excluding the Long Beach FBO (collectively, the “FBO Business”) to Allied Capital Corporation pursuant to the Stock Purchase Agreement dated October 28, 2003, as amended on December 10, 2003, January 14, 2004 and February 13, 2004 among Mercury Air Group, Inc., Mercury Air Centers, Inc. and Allied Capital Corporation (the “Proposed Transaction”);

•	elect seven directors;

•	ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending June 30, 2004; and

•	transact such other business as may properly come before the meeting or any adjournment thereof.

     In addition to the formal items of business, Mercury Air Group, Inc. (sometimes referred to as “Mercury Air Group”, “Mercury”, “we”, “us”, “our” or the “Corporation”) will review the major developments of fiscal 2003 and answer questions that you may have about the Corporation and its activities.

     The Proxy Statement is a critical element of Mercury Air Group’s corporate governance process. Its purpose is to answer your questions and give you important information regarding our Board of Directors and senior management. It includes discussions of proposals that require your vote and it contains information describing Mercury Air Group’s corporate governance practices.

     Over the past year, Mercury Air Group’s Board of Directors and management team have enhanced the Corporation’s corporate governance practices. In many cases we simply formalized our current procedures in order to comply with stricter regulations. In other cases, we introduced changes that strengthen our Board of Directors. We will implement further changes as new rules are adopted and as we think appropriate. We hope you will take some time to review our corporate governance practices, as well as our existing Audit Committee charter which is attached as Exhibit A.

     This letter is your notice of the Annual Meeting and is being sent to stockholders of record as of the close of business on February 23, 2004, who are the only holders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, EVEN IF YOU PLAN TO ATTEND THE MEETING. VOTING IN ADVANCE BY MAIL WILL NOT STOP YOU FROM VOTING IN PERSON AT THE MEETING, BUT IT WILL HELP TO ASSURE A QUORUM AND AVOID ADDED COSTS. IF YOU DO ATTEND THE MEETING, YOU MAY PERSONALLY VOTE, WHICH WILL REVOKE YOUR SIGNED PROXY. YOU MAY ALSO REVOKE YOUR PROXY AT ANY TIME BEFORE THE MEETING BY FOLLOWING THE INSTRUCTIONS IN THE PROXY STATEMENT.

     For admission to the Annual Meeting, each stockholder must present an admission ticket and will be asked to present valid picture identification, such as driver’s license or passport, and proof of ownership of the Corporation’s Common Stock and/or Preferred Stock as of the record date, such as the enclosed proxy card or a brokerage statement reflecting stock ownership as of the record date.

We look forward to seeing you at the meeting.

Sincerely,

Wayne J. Lovett
Secretary

PROXY STATEMENT FOR THE
MERCURY AIR GROUP, INC.
2003 ANNUAL MEETING OF STOCKHOLDERS

Table of Contents

SUMMARY OF PROPOSED SALE TERMS	8
Stock Transferred and Liabilities Assumed	8
The Purchase Price	9
Conditions to the Proposed Transaction	9
Date of Closing	11
Representations and Warranties	11
Indemnification	11
Environmental Matters	11
Termination Fees	12
Post-Closing Agreements	12
Regulatory Approvals and Third Party Consents	13
Absence of Dissenters’ Rights of Appraisal	13
Accounting Treatment of Proposed Transaction	13
Certain Federal Income Tax Consequences of the Proposed Transaction	13
Opinions of our Financial Advisor	13
QUESTIONS AND ANSWERS ABOUT THE MEETING AND THE PROPOSED TRANSACTION	14
Why was I sent this proxy statement?	14
Must I attend the annual meeting?	14
Who is entitled to vote?	14
How many shares am I entitled to vote?	14
What am I being asked to vote upon?	15
Why has the Board decided to sell the FBO Business to Allied Capital?	15
What will the stockholders receive if the sale of the FBO Business is approved and close?	16
What was the process by which Mercury chose to sell the FBO Business to Allied Capital?	16
What will be the management structure of Mercury after the sale?	16
What are the risks of the proposed sale?	16
What will occur if the sale transaction is not approved?	16
What are the federal tax consequences of the asset sale to Allied Capital?	17
Am I entitled to appraisal or dissenter’s rights?	17
How do I vote?	17
How do proxies work?	17
How do I revoke my proxy?	17

May I vote in person?	18
What do I need to know about admission to the annual meeting?	18
What happens if I choose not to submit a proxy or to vote?	18
What is a “quorum”?	18
How many votes are required to approve the proposals?	19
Who pays for this proxy solicitation?	19
Where can I find more information about Mercury and this proposal?	20
CORPORATE GOVERNANCE MATTERS	20
Corporate Governance Philosophy	20
PROPOSAL ONE: THE PROPOSED SALE OF THE FBO BUSINESS	21
Board of Directors Recommendation	22
Opinion of Imperial Capital, LLC	22
Background to the Transaction	28
The Whitney Note	34
The Consideration	35
Use of Proceeds	36
Interests of Management and The Board of Directors	37
Reasons for The Proposed Transaction	37
TERMS OF THE STOCK PURCHASE AGREEMENT	38
The Stock Purchase Agreement	39
General	39
Hart-Scott-Rodino	39
Due Diligence	39
Closing	39
Conditions to Closing	40
Escrow of Certain Agreements	41
Representations and Warranties	42
Other Transactions	45
Covenants	46
Release of Seller from Guaranty Obligation	47
Agreement Not to Compete	48
Voting Undertakings	48
Indemnification	49
Atlanta FBO Escrow	49
Expenses	50
Environmental Matters	51
Indemnity Obligations for Unknown Environmental Matters	51
Termination	52
Effect of Termination	53

Liquidated Damages	54
License Agreement	54
Transition Services Agreement	54
LAX Fuel Farm Sublease	54
Certain Information Concerning Allied Capital	55
Mercury’s Continuing Business	55
Air Cargo Operations	55
Cargo Handling	55
General Sales Agent Services	56
Mercury World Cargo	57
MercFuel	57
Government Contract Services	59
Aircraft Refueling	59
Air Terminal Services	59
Base Operating Support Services	60
Weather Data Services	60
RISK FACTORS	61
Certain Cautionary Information	61
If the proposed transaction is not approved we will have to obtain funding to replace the Allied Capital Note and will have to pay a break-up fee to Allied Capital	61
If the proposed transaction is approved and the sale does not close, we will still have to obtain funding to replace the Allied Capital Note and may have to pay a break-up fee to Allied Capital	62
If the proposed transaction is not approved or if the proposed transaction closes after April 14, 2004, we will be in default of our senior credit facility	62
Because our revenues and gross margins depend heavily on our FBO Business, the loss of this unit will have a negative impact on our gross margin and operating results	62
The late filing of our 2003 Form 10-K may and our first fiscal quarter 2004 Form 10-Q may harm our future ability to raise capital or access the market	63
Our financial position will be harmed if we cannot obtain a release of a letter of credit issued in connection with CEDFA	63
Because the recession has impacted the commercial aviation business more than it has the corporate aviation business, the sale of the FBO Business will increase the volatility in our financial results	63
Our government services business may decline as competition increases or outsourcing decreased in the DOD sector	64
Because of capacity constraints, we may not be able to continue to grow our cargo business	64
The proposed rental increase for our avion warehouse, will, if enacted, adversely impact the profitability of Air Cargo	64

Under the stock purchase agreement, we are required to indemnify Allied Capital against certain matters	65
We may be required to make demands on Allied Capital if we are unable to obtain releases from our guarantees	65
The liquidity of our common stock may be harmed as a result of the proposed transaction	66
The concentration of ownership by our affiliated stockholders may delay or prevent any merger or takeover of Mercury, which may limit the amount of a premium a stockholder would otherwise obtain on his common stock	66
PRO FORMA FINANCIAL INFORMATION	67
SELECTED FINANCIAL DATA	67
PROPOSAL TWO – ELECTION OF DIRECTORS	67
Information Regarding Nominees	67
PRINCIPAL STOCKHOLDERS	71
EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION	75
Executive Officers	75
Executive Compensation	76
Summary Compensation Table	77
AGGREGATED OPTION EXERCISE IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES	79
Employment Agreements	79
Certain Transactions	83
Compensation of Directors	84
Compensation Committee Interlocks and Insider Participation	84
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS	85
Compensation Philosophy	85
Compensation Mechanisms	86
Executive Officers Compensation	86
Compliance with Internal Revenue Code Section 162(m)	87
AUDIT COMMITTEE REPORT	88
STOCK PRICE PERFORMANCE GRAPH	89

SECTION 16 DISCLOSURE	92
PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS	92
Recommendation of Board of Directors	92
WHERE CAN I GET MORE INFORMATION	94
STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING	94
FINANCIAL AND OTHER INFORMATION INCLUDED HEREIN	95
GENERAL	95
OTHER MATTERS	95
GLOSSARY OF TERMS	97
Exhibit A – Audit Committee Charter
Exhibit B – Stock Purchase Agreement dated October 28, 2003
Exhibit B-2 – Amendment to Stock Purchase Agreement dated December 10, 2003
Exhibit B-3 – Amendment to Stock Purchase Agreement dated January 14, 2004
Exhibit B-4 – Amendment to Stock Purchase Agreement dated February 13, 2004
Exhibit C – Opinion of Imperial Capital, LLC
Exhibit D – Unaudited Pro Forma Financial Information for Mercury and Unaudited Stand-Alone Information for the FBO Business	D-1
Exhibit E – Selected Financial Data	E-1
Exhibit F – Mercury’s Annual Report on Form 10-K for the fiscal year ended June 30, 2003
Exhibit G – Mercury’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2003
Exhibit H – Mercury’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2003

SUMMARY OF PROPOSED SALE TERMS

     The following summary highlights the material terms of the proposed sale of the stock of Mercury Air Centers, Inc., a California corporation (“Air Centers”), to Allied Capital Corporation, a Maryland corporation (“Allied Capital”). This summary does not contain all of the information that may be important for you to consider in evaluating the proposed sale. We have included cross references to direct you to more complete information that appears elsewhere in this proxy statement. You should read this entire proxy statement, the Stock Purchase Agreement and the other documents attached to this proxy statement in their entirety to fully understand the stock sale and its consequences to you before voting. A copy of the Stock Purchase Agreement (“SPA”) among us, Air Centers and Allied Capital dated October 28, 2003, as amended December 10, 2003, January 14, 2004 and February 13, 2004, governing the stock sale is attached to this proxy statement as Exhibit B-1, Exhibit B-2, Exhibit B-3 and Exhibit B-4 (Exhibit B-4 hereinafter referred to as the “February Amendment”). For the purposes of this proxy statement, unless otherwise noted, references to Air Centers shall also be deemed to include references to all subsidiaries thereof, while references to Mercury, “we”, “us”, “our”, or the “Corporation” shall be deemed to refer only to Mercury Air Group, Inc. and not any of its subsidiaries.

     Mercury provides a broad range of services to the aviation industry through four principal operating units: Air Centers, Mercury Air Cargo, Inc., a California corporation (“Air Cargo”), MercFuel, Inc., a Delaware corporation (“MercFuel”) and Maytag Aircraft Corporation (“Maytag”), a Colorado corporation. The Air Centers operations consist of aviation fuel sales, commercial aircraft refueling operations (“into-plane”), aircraft ground support services, aircraft hangar services, secured aircraft parking (“aircraft tie-down services”) and aircraft maintenance at certain Air Centers locations, known as fixed base operations (“FBO’s”) for commercial, private, general aviation and United States Government aircraft (collectively the “FBO Business”). Air Cargo’s operations consist of cargo handling, the sale of cargo capacity on other airlines (“Cargo Space Logistics”), and general cargo sales agent services. MercFuel’s operations consist of the sale and delivery of fuel, primarily aviation fuel, to domestic and international commercial airlines, corporate aviation and air freight airlines. Maytag’s operations consist of the following government contract services solely for agencies of the United States Government: aircraft refueling and fuel storage operations, base operations support (“BOS”) services, air termination and ground handling services and weather observation and forecasting services. In fiscal 2003, annual revenue from our FBO Business was $96,249 thousand, or 21.6% of our total revenues, and gross margin contributed by our FBO Business was $12,854, or 49.5% of our total gross margin. As a result of the sale of our FBO Business we will continue to own Air Cargo, MercFuel and Maytag. In fiscal 2003, these businesses generated revenues of $337,248 thousand and gross margin of $13,109 thousand out of total revenues of $429,015 thousand and total gross margins of $25,963 thousand. As of December 31, 2003, the assets of our FBO Business, $59,864 thousand, represented approximately 43.7% of our $137,016 thousand of total assets.

Stock Transferred and Liabilities Assumed

     We are selling all of the stock of Air Centers, and consequently all of our FBO Business, to Allied Capital. The capital stock of Mercury Air Center - Long Beach, Inc. will be assigned to us prior to Closing, and consequently the Long Beach FBO and will not be included in the sale. See the SPA — Section 1.1 — “Sale of Shares” on page 2 and Exhibit A — List of FBO sites leased by the Company and its Subsidiaries as well as “The Stock Purchase Agreement — General” on page 40 hereof.

The Purchase Price

     If the proposed sale to Allied Capital (the “Proposed Transaction”) is consummated, Allied Capital will pay us $70,000,000 in cash, plus reimbursement of certain post July 1, 2003 construction obligation payments of the FBO’s located at Los Angeles International Airport and Charleston International Airport, plus or minus a working capital adjustment (the “Purchase Price”). As of December 31, 2003, the construction obligation payments were $1,550,000. Approximately $37,200,000 of the Purchase Price will be paid directly to our creditors (including approximately $24,000,000 to Allied Capital) (collectively, the “Funded Debt”) and an additional $16,000,000 of the Purchase Price will be used to collateralize outstanding letters of credit. In addition, Allied Capital will also assume an estimated $15.55 million of contractual capital expenditure obligations of the FBO’s located at Los Angeles International Airport and Charleston International Airport. The working capital adjustment provides for a reduction on a dollar-for-dollar basis if Air Center’s closing working capital (as defined in the Stock Purchase Agreement) is below $3,585,575, and is subject to increase on a dollar-for-dollar basis if Air Center’s closing working capital exceeds $3,585,575. As of December 31, 2003, the working capital of Air Centers was $4,711,000. We are also required to reimburse Allied Capital after Closing if we do not make certain required compliance improvements and leasehold repairs (“Required Cap-Ex”), amounting to approximately $275,000. Allied Capital will deposit $8,270,000 of the Purchase Price into an escrow account for which we will be entitled to receive annual disbursements of $1,654,000 on each of the first five anniversaries of the Closing Date as long as Air Centers continues to provide FBO services at the Atlanta FBO location (Hartsfield-Jackson International Airport) and has not received a notice of termination regarding that location. The Stock Purchase Agreement also provides a mechanism for disbursement to us and to Allied Capital in the event a Qualifying Lease (as defined) is entered into for the Atlanta FBO location prior to disbursement of all the funds from escrow. See the SPA Section 1.2 “Payment of Purchase Price” on page 2, Section 1.5 “Post Closing Adjustment to Purchase Price on page 5 and “Escrowed Funds”- Section 1.3 “on page 3 as well as “Stock Purchase Agreement — General” on page 40 and “- Atlanta FBO Escrow” on page 51 hereof. Mercury Air Centers has not received any notice of termination regarding the Atlanta FBO, and is currently operating the Atlanta FBO facility on a month to month lease. Hartsfield Jackson International Airport has put the FBO operation out for bid. Air Centers timely submitted a proposal on January 21, 2004. At this time there is no indication as to how long it will take to award the facility and if an award is made when it will become effective. As the incumbent operator, Air Centers believes that it is a reasonable assumption that it will be the successful bidder. If Air Centers is not the successful bidder, however, than it will receive a notice of termination.

Conditions to the Proposed Transaction

     Allied Capital has the right to terminate the sale if certain conditions are not satisfied, including the following:

-	No legal or similar proceeding against Mercury or Air Centers shall be pending or threatened, and no event or circumstance shall have occurred, either of which would have a Material Adverse Effect (as defined in Section 2.1 of the Stock Purchase Agreement), and Air Centers shall not have suffered any material loss or damages to any of its properties or assets whether or not covered by insurance, which change, loss or damage materially effects or impairs the ability of Air Centers to conduct its business as it is currently conducted. Air Centers shall not have been adversely affected in any material way by any act of God, fire, flood or other nature disaster, shortage of power, labor disturbance, sabotage, war, terrorism or insurrection.

-	None of Air Center’s existing FBO contracts have been terminated or threatened to have been terminated, except with respect to each FBO location contract consisting of less than 10% in the aggregate of revenue at such FBO locations.

-	Certain of Air Center’s customers and suppliers shall not have terminated or threatened to terminate their contracts with Air Centers, except with respect to each FBO location, the termination or anticipated termination of contractual relationships with such customers or suppliers which account for less than 10% in the aggregate of the revenue at such FBO location.

-	Receipt of certain specified consents, as set forth in Schedule 6.3(v) to the February Amendment.

     Other conditions to closing have been satisfied. Among these are: (i) that Allied Capital has completed its due diligence investigation, the results of which were satisfactory to Allied Capital, (ii) all requirements under the Hart-Scott-Rodino Act (the “HSR Act”) have been fulfilled, due to the receipt on December 22, 2003 by Mercury and Allied Capital of notice of early termination of the waiting period from the FTC Pre-Merger Office; and (iii) Mercury received a fully-executed 30 year lease from the airport authority of the Los Angeles International Airport. See SPA — Section 6.3, “Obligations of the Acquiror to Effect the Closing”, “February Amendment, Sections 1 and 2”, as well as “The Stock Purchase Agreement — Additional Conditions to Closing”.

Date of Closing

     The closing of the Proposed Transaction (the “Closing”) is schedule to occur on or before May 14, 2004, and in any event within five business days after all of the conditions to the obligations of the parties to consummate the transactions contemplated by the Stock Purchase Agreement, including approval of Mercury’s stockholders (“Stockholder Approval”), have been satisfied or waived (the “Closing Date”). The transaction is expected to close on or before March 31, 2004. See the SPA — Article 1.4 “Closing” on page 4, the February Amendment, Second Paragraph, as well as The Stock Purchase Agreement - Closing” on page 41 hereof.

Representations and Warranties

     The Stock Purchase Agreement contains customary representations, warranties and covenants. All representations and warranties will survive the Closing and will expire eighteen months after the Closing, with some customary exceptions. See the SPA — Article II “Representations and Warranties” beginning on page 6 as well as “The Stock Purchase Agreement — Representations and Warranties” page 43 hereof.

Indemnification

     We have agreed to indemnify Allied Capital for any losses and claims against it arising from our breach of any covenants or any representations or warranties in the Stock Purchase Agreement and other matters. Our indemnity obligations are capped at 25% of the purchase price under the Stock Purchase Agreement, which is estimated at 25% of $71,550,000 or $17,887,500. Our payment obligations for breach of any representations or warranties only commence after Allied Capital has absorbed the first $2,000,000 of claims otherwise eligible for indemnification. Allied Capital has agreed to similar indemnification obligations in favor of us. See the “February Agreement”.

Environmental Matters

     We granted Allied Capital 62 days to conduct an environmental due diligence investigation of Air Centers. Following Allied Capital’s environment due diligence investigation and negotiations conducted in connection therewith, the parties agreed that the Final Environmental Budget is $0, and that no adjustment to the Purchase Price is due Allied Capital arising out of known environmental matters. The parties agreed, however, that if within 18 months after the Closing, Allied Capital or Air Centers receive any written notice from any governmental authority or any rule, interpretation or other mandate is published by any governmental authority requiring secondary containment pursuant to environmental law for extended or overnight fuel truck parking at any FBO comprising the FBO Business on the Closing Date, excluding the Long Beach FBO (“Required Secondary Containment”), then Mercury will be required to indemnify Allied Capital and its affiliates (including, without limitation, Air Centers after the Closing) from and against any liability obligation, loss or expense arising out of such Required Secondary Containment, including reimbursement of any fines, penalties or other losses relating to noncompliance with such Required Secondary Containment.

Termination Fees

     We must pay a termination fee to Allied Capital if it terminates the Stock Purchase Agreement under specified circumstances as follows:

-	A $3.5 million fee if the termination is because we fail to recommend the Proposed Transaction to our stockholders.

-	A $3.5 million fee if Allied Capital elected to extend the Closing Date because all material consents have not been obtained and the termination is because we fail to obtain the approval by our Stockholders of the proposed transaction.

-	A $3.5 million fee if the termination is because our Board decides to accept a different, superior offer as defined in, and subject to, the provisions of the Stock Purchase Agreement.

     See the SPA — Article X “Termination” and Section 10.2 “Consequences of Termination” on pages 61 and 63 as well as “The Stock Purchase Agreement - Termination” and “- Liquidated Damages” on pages 54 and 55 hereof.

Post-Closing Agreements

     We have agreed that we will not, for a period of five years following the Closing Date, engage in the FBO Business or in any business or activity that competes with Air Centers in North America, Europe or the Caribbean. We have also agreed that for two years following the closing, we will not solicit former Air Centers employees for employment. We have entered into, and deposited into escrow, a license agreement and a transition services agreement with Allied Capital subject to completion of an exhibit to the transition service agreement in a form acceptable to Allied Capital. See the SPA - Section 5.6 Noncompetition and Nonsolicitation” on page 39, Section 6.3 (r) “Tradename Agreement” on page 54, and Section 6.3 (t) “Transition Services Agreement” on page 54 as well as “The Stock Purchase Agreement — Agreement Not to Compete” on page 33, “License Agreement” and “Transition Services Agreement” on page 55 and 55 hereof.

We have also entered into, and deposited into escrow, an LAX Fuel Farm Sublease. The LAX Fuel Farm Sublease provides for a five year term whereby Mercury will sublease space to Air Centers currently used by Air Centers for the operation of its LAX Fuel Farm for fuel quality control and for office space. The agreement currently provides that the sublease shall continue through December 31, 2004, and any extension thereto provided that Air Centers consents to the extension. The Sublease may be reduced at the option of Air Centers upon thirty (30) days notice for office space. It may also be terminated if Air Centers is required by Los Angeles World Airports to open a new fuel farm at its new Imperial Highway facility. Air Centers has agreed that it will be responsible for closing the fuel farm at the termination of the Prime Lease. Air Centers is paying rent in the amount of $15,832.55 per month.

     We have entered into negotiations for an agreement between MercFuel and Air Centers whereby MercFuel and Air Centers will maintain a mutually beneficial strategy to afford each other preferential pricing, terms and routing of general and corporate aircraft; however, no assurance can be given that the parties will ultimately conclude such an agreement.

Regulatory Approvals and Third Party Consents

     The closing of the Proposed Transaction is subject to, among other things, (i) all requirements under the HSR Act having been fulfilled, and (ii) all scheduled third party consents having been received. On December 22, 2003, Mercury and Allied Capital received notice of early termination of the waiting period from the FTC PreMerger Office with respect to the HSR Act notification.

Absence of Dissenters’ Rights of Appraisal

     Under the applicable provisions of DGCL, Mercury’s stockholders will have no rights in connection with the Proposed Transaction to seek appraisal for the fair value of the shares of Common Stock.

Accounting Treatment of Proposed Transaction

     Under accounting principles generally accepted in the United States of America, upon consummation of the Proposed Transaction, we will remove the net assets sold from our balance sheet and record the gain on the sale, net of transaction costs, severance and other related costs, including applicable state and federal income taxes, in our statement of operations.

Certain Federal Income Tax Consequences of the Proposed Transaction

     The Proposed Transaction should have no direct income tax consequences to Mercury’s stockholders. The Proposed Transaction will be reported by Mercury as a sale of assets in its 2003 federal income tax return which includes the twelve-month period ending June 30, 2004.

     MERCURY WILL NOT SEEK AN OPINION OF COUNSEL WITH RESPECT TO THE ANTICIPATED TAX CONSEQUENCES. THE FOREGOING SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY STOCKHOLDER. MERCURY RECOMMENDS THAT EACH STOCKHOLDER CONSULT HIS OR HER OWN TAX ADVISER REGARDING THE TAX CONSEQUENCES OF THE PROPOSED TRANSACTION.

Opinions of our Financial Advisor

     On October 24, 2003, Imperial Capital, LLC (“Imperial”), our financial advisor, delivered its opinion to us that, as of that date, and based on and subject to the matters described in its written opinion, the consideration we expect to receive from the sale is fair from a financial point of view to Mercury. See “Opinion — Imperial Capital, LLC” on page 23 hereof.

     The written opinion of Imperial dated October 24, 2003, is attached to this proxy statement as Exhibit C. The Imperial opinion is directed to our Board of Directors and does not constitute a recommendation to any stockholder as to any matter relating to the transactions described in this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE MEETING
AND THE PROPOSED TRANSACTION

Why was I sent this proxy statement?

     You have been sent this Proxy Statement and the enclosed proxy card because Mercury Air Group’s Board of Directors is soliciting your proxy to vote at the 2003 Annual Meeting of

Stockholders. This Proxy Statement summarizes the information that you will need in order to vote at the Annual Meeting.

Must I attend the annual meeting?

     You need not attend the Annual Meeting in order to vote your shares. You may instead simply complete, sign and return the enclosed proxy card to register your vote.

Who is entitled to vote?

     This Proxy Statement and the enclosed proxy card will be sent by February     , 2004 to all stockholders who owned Mercury Air Group Common and/or Preferred Stock at the close of business on February 23, 2004, who are the only stockholders entitled to vote at the Annual Meeting. As of the record date, there were      shares of Mercury Air Group Common Stock (Common Stock), and      shares of Mercury Air Group Series A 8% Cumulative Convertible Preferred Stock (Preferred Stock) issued and outstanding.

How many shares am I entitled to vote?

     Each share of Mercury Air Group Common Stock and each share of Mercury Air Group Preferred Stock entitles you to one vote on each proposal at the Annual Meeting. The enclosed proxy card indicates the number of shares of Mercury Air Group Common Stock and/or Preferred Stock that you own. You may vote all your Common Stock and Preferred Stock that you own as of the close of business on February 23, 2004. Theses shares include: (1) shares held directly in your name as the stockholder of record; and (2) shares held for you as the beneficial owner through a stockbroker, bank, or other nominee.

     If your shares are registered directly in your name with the Corporation’s transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record for those shares, and the Corporation is sending these proxy materials directly to you. As a stockholder of record, you may grant your voting proxy directly to the Corporation to vote your shares or vote your shares in person at the meeting. The Corporation has enclosed a proxy card for your use in voting by proxy.

     If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and your broker or nominee is considered to be the stockholder of record. If you are a beneficial owner, you may direct your broker to vote, and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. Your broker or nominee has provided a voting instruction card for you to use in directing the broker or nominee on how to vote your shares.

What am I being asked to vote upon?

     Each stockholder is being asked to vote in favor of a transaction in which we will sell,

through a sale of our stock of Air Centers, substantially all of the assets of our FBO Business, to Allied Capital for $70,000,000 in cash, of which approximately $34,000,000 will be paid directly to our creditors (including approximately $24,000,000 to Allied Capital) and of which an additional $16,000,000 will be used to collateralize outstanding letters of credit. Allied Capital will also assume approximately $15.55 million of contractual capital expenditure obligations of the FBO’s located at Los Angeles International Airport and Charleston International Airport. The purchase price is subject to increase based on the amount of construction obligation payments we expended after June 30, 2003 at the same airports, and is subject to adjustment based on our closing working capital. In addition, Allied Capital will deposit $8,270,000 of the $70,000,000 purchase price in an escrow account for which we will be entitled to receive disbursements based on the continued operation of the Atlanta FBO.

     As of December 31, 2003, the assets of Air Centers constituted approximately 43.7% of Mercury’s total assets, consequently this sale may constitute a sale of substantially all our assets for purposes of Delaware law, which governs our corporate matters. Accordingly, the sale is being submitted to stockholders for approval pursuant to Section 271 of the Delaware General Corporation Law. See Mercury’s Form 10-Q for the fiscal quarter ended December 31, 2003 (note 7) attached hereto as Exhibit “H”.

     Each stockholder is also being asked to vote on seven nominees for director, and for ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending June 30, 2004.

Why has the Board decided to sell the FBO Business to Allied Capital?

     Our Board of Directors unanimously decided that it is in the best interests of Mercury to sell the FBO Business to Allied Capital for the financial reasons and other reasons set forth in “Reasons for the Proposed Transaction” on page 39 hereof. Under the terms of a promissory note with one of our creditors (the “Whitney Note”), we would have had to have made a substantial prepayment, and issue additional stock for nominal consideration if we did not prepay the Whitney Note by December 31, 2003. We entered into the Stock Purchase Agreement with Allied Capital on October 28, 2003 as part of the transaction whereby Allied Capital purchased the Whitney Note and waived these provisions. We also entered into the Stock Purchase Agreement with Allied Capital because of the consideration being all cash, the financial stability of Allied Capital, the lack of a financing condition, the Imperial Capital opinion, the support of the Proposed Transaction by our largest stockholder, CFK Partners (see “How many votes are required to approve the proposal?”), and the fact that in the opinion of the Board of Directors, the Allied Capital offer was the best offer received and outstanding. Finally the Board of Directors has determined that divesting the Corporation of the capital intensive Air Centers makes sound strategic sense at this point in time See “Proposal One: The Proposed Sale of the FBO Business — Reasons for the Proposed Transaction” on page 39 hereof.

What will the stockholders receive if the sale of the FBO Business is approved and closes?

     There will be no distributions made to the stockholders as a result of the sale of the FBO Business. Rather, we will use the proceeds from the sale primarily to pay off our creditors, to collateralize outstanding letters of credit, and for working capital. See “Proposal One: The Proposed Sale of the FBO Business Use of Proceeds” on page 37 hereof.

What was the process by which Mercury chose to sell the FBO Business to Allied Capital?

     After deciding that our only alternatives to raise cash were through the sale of either corporate assets or equity or debt securities, our Board of Directors directed us to pursue either a sale of our FBO Business or a sale-leaseback of certain of our FBO’s. In a process spanning 10 months, during which we exchanged information with approximately 33 different potential buyers for all or part of the FBOs and after additional negotiations, concluded that a transaction with Allied Capital represented the best value for selling the FBO Business. See “Opinion of Imperial Capital” on page 23 hereof.

What will be the management structure of Mercury after the sale?

     We expect that most of our current management, including Joseph A. Czyzyk, our President and Chief Executive Officer, Robert M. Schlax, our Chief Financial Officer and Vice President of Finance, William L. Silva, our Executive Vice President and President of Maytag Aircraft Corporation, and Wayne J. Lovett, our Executive Vice President, Secretary and General Counsel will remain with us after the sale. John L. Enticknap, Executive Vice President and Chief Operating Officer of Air Centers, and the current employees of Air Centers will remain with Air Centers and no longer be employed by us. We expect that immediately after the closing, we will have approximately 1,046 employees.

What are the risks of the proposed sale?

     If the stockholders approve the sale of the FBO Business and the sale is consummated, we will be selling our most profitable business and we will become less diversified. We will be dependent on our less profitable air cargo, fueling, and government services business units for our success. See “Risk Factors – Risks if the Proposed Transaction is Not Approved” on page 62 hereof.

What will occur if the sale transaction is not approved?

     If the sale transaction is not approved we will not consummate the sale. We will continue to operate our on-going businesses and re-evaluate our strategic alternatives. In addition, we may be required to pay Allied Capital a break-up fee of $3.5 million if we fail to obtain stockholder approval. See “Risk Factors – Risks if the Proposed Transaction is Not Approved” on page 62 hereof.

What are the federal tax consequences of the asset sale to Allied Capital?

     The sale of the FBO Business should have no direct income tax consequences to our stockholders. The Proposed Transaction will be reported by Mercury as a sale of assets in its 2003 federal income tax return which includes the twelve-month period ending June 30, 2004.

Am I entitled to appraisal or dissenter’s rights?

     No. Stockholders are not entitled to any dissenter’s or appraisal rights with respect to the sale of the FBO Business under Delaware law or our Certificate of Incorporation.

How do I vote?

     You may vote by proxy or in person at the meeting. To vote by proxy, please complete, sign, date and return your proxy card in the postage-prepaid envelope that we have provided.

How do proxies work?

     Giving your proxy means that you authorize us to vote your shares at the annual meeting in the manner you direct. If you sign, date and return the enclosed proxy card but do not specify how to vote, we will vote your shares FOR the sale of our FBO Business to Allied Capital, FOR election of the seven nominees named in the proxy statement, and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending June 30, 2004. We do not know of any other matters that will be brought before the annual meeting. If, however, other matters are properly brought before the annual meeting, we will vote your proxy on those matters as determined by the person identified on the proxy card as your proxy. If for any unforseen reason any of the nominees is not available as a candidate for director, the persons named as proxy representatives will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

How do I revoke my proxy?

     You may change your voting instructions at any time prior to the vote at the Annual Meeting. For shares you hold as the stockholder of record, you may change your vote by either: (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy): (ii) notifying the Corporation’s Secretary in writing that you want to revoke your earlier proxy: or (iii) attending the Annual Meeting, giving notice of your proxy revocation in open meeting and voting in person. Please note that mere attendance at the meeting will not cause your previously granted proxy to be revoked; at the Annual Meeting you must specifically request to revoke your previous proxy. For shares held beneficially by you in street name, you may change your vote by submitting new voting instructions to your broker or nominee.

May I vote in person?

     Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. Shares you own beneficially in street name, cannot be voted at the Annual Meeting unless you obtain a proxy from the stockholder of record authorizing you to vote these shares at the

Annual Meeting. If you choose to attend the meeting and vote in person, please bring the enclosed proxy card and proof of identification.

What do I need to know about admission to the annual meeting?

     Our Annual Meeting will be held on March 29, 2004 at 9:00 a.m. at the Embassy Suites located at 1440 East Imperial Highway, El Segundo, CA 90245. The doors to the meeting room will open at 8:15 a.m for admission purposes.

     An admission ticket (or other proof of ownership of Mercury Air Group stock as of January 7, 2004), as well as some form of photo identification, must be presented in order to be admitted to the Annual Meeting. An admission ticket has been mailed to you with the rest of the proxy material for the meeting. Please fill out the appropriate section of the admissions ticket, detach and mail the postcard back to the Corporation prior to the meeting. The remaining section of the admission card will serve as your admissions ticket for the meeting. Only stockholders who own Mercury Air Group, Inc. Common Stock or Preferred Stock as of the close of business on February 23, 2004 will be entitled to attend the meeting.

     No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

What happens if I choose not to submit a proxy or to vote?

     If you do not submit a proxy and do not vote at the Annual Meeting, it will have the same effect as a vote against approval of the sale of the FBO Business and will have no effect on the other proposals.

What is a “quorum”?

     A majority of the shares of Common Stock and Preferred Stock, counted together as a single class, issued, outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. As of the Record Date, there were 2,971,135 shares of Common Stock and 462,627 shares of Preferred Stock issued and outstanding and entitled to vote. Each share of issued and outstanding Common Stock and each share of issued and outstanding Preferred Stock entitles the holder thereof to one vote on each proposal at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting and will determine whether or not a quorum is present. Where, as to any matter submitted to the stockholders for a vote, proxies are marked as abstentions (or stockholders appear in person but abstain from voting), such abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter and has not received instructions from the beneficial owner, which is known as a broker non-vote, those shares will not be considered as present and entitled to vote with respect to that matter; however, such shares will be considered present for purposes of a quorum.

How many votes are required to approve the proposals?

     Each share of Common and Preferred Stock will entitle the holder to cast one vote. As the affirmative vote of a majority of the shares of Common Stock and Preferred Stock entitled to vote and voting together as a single class will be necessary for the approval of the Proposed Transaction, abstentions and broker nonvotes will have the same effect as votes against the Proposed Transaction.

     Regarding the election for directors, the seven nominees for director receiving the greatest number of votes cast in person or by proxy will be elected. If you are present and do not vote, or if you send in your proxy marked “withheld,” your vote will have no impact on the election of those directors as to whom you have withheld votes. There are no cumulative voting rights for either the shares of Common Stock or the shares of Preferred Stock. The approval of each other proposal, including the ratification of PricewaterhouseCoopers LLP requires the holders of a majority of the votes cast at the Annual Meeting and entitled to vote.

     Directors Joseph A. Czyzyk, Frederick H. Kopko, Jr. and Philip J. Fagan, Jr., M.D. as partners of CFK Partners, which is the beneficial owner of 24.5 %of the Corporation’s issued and outstanding common and preferred stock have agreed to vote for the Proposed Transaction, and have indicated that they intend to vote for the seven director nominees named herein, and for the ratification of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending June 30, 2004. Such directors, along with other Mercury directors and officers holding collectively 37.4% of the Corporation’s common and preferred stock have entered into voting undertakings with Allied Capital as of the date of the Stock Purchase Agreement. Until the earlier of the closing of the Proposed Transaction or termination of the Stock Purchase Agreement, such stockholders have agreed to approve the Stock Purchase Agreement and The Proposed Transaction, and vote against (i) any Acquisition Proposal other than the Stock Purchase Agreement, (ii) approval or adoption of resolutions or actions which could reasonably be expected to result in any of the conditions of Mercury’s obligations under the Stock Purchase Agreement not being satisfied.

Who pays for this proxy solicitation?

     Mercury Air Group, Inc. is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communications by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We have also hired Morrow & Co. to assist us in the distribution of proxy materials and the solicitation of votes. We will pay Morrow & Co. a fee of $10,000 plus expenses for these services. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Where can I find more information about Mercury and this proposal?

     You can get more information about us by inspecting our annual, quarterly and other reports which we file with the U.S. Securities and Exchange Commission, by copying them at the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington D.C. 20549 or by calling the SEC at 1-800-SEC-0330 (the “SEC”). You can obtain these reports from the SEC website at www.sec.gov through the EDGAR system or by contacting us directly at the address and telephone number below.

     If you have other questions about the proposal or the annual meeting you can contact us at the following address:

Wayne J. Lovett
Mercury Air Group, Inc.
5456 McConnell Avenue
Los Angeles, California 90066
(310) 827-2737

     To obtain a copy of the proxy material, admission ticket and/or if you need help in voting your shares please feel free to contact Morrow & Co., Inc. toll free at 1-800-654-2468 or (212) 754-8000.

     The information contained or incorporated in this proxy statement constitutes the information we believe you should rely on in deciding how to vote on the proposal. We have not authorized anyone to provide you with information that is different from what is contained or incorporated in this proxy statement. This proxy statement is dated February _, 2004. You should not assume that the information contained in this proxy statement is accurate as of any date other than this date. See “Financial and Other Information Included Herein” on page 96 hereof.

CORPORATE GOVERNANCE MATTERS

Corporate Governance Philosophy

     Corporate governance encompasses the internal policies and practices by which Mercury Air Group is operated and controlled on behalf of its stockholders. A good system of corporate governance helps Mercury Air Group maintain the confidence of investors and allows us to raise capital efficiently.

     We have made various changes to our corporate governance practices in response to the Sarbanes-Oxley Act of 2002 and the proposed changes to corporate governance rules of the American Stock Exchange (Amex) and we expect to make more in the coming year. In some instances, we already had procedures in place that complied with the new stricter requirements. In other cases, changes have been necessary. Many of the changes required by the Sarbanes-Oxley Act are being phased in over time in compliance with the law, and the proposed Amex rules are not yet effective. As a result, our response to these changes will be an on-going process, which will include bringing the board and committees into full compliance with the new independence requirements.

     Mercury Air Group’s business affairs are conducted under the direction of the board in accordance with the Delaware General Corporation Law as implemented by our certificate of incorporation and bylaws. The role of the Board of Directors is to effectively govern the affairs of the Corporation for the benefit of our stockholders and, to the extent appropriate under Delaware law, other constituencies, which include our employees, customers and the communities in which we do business. The board strives to ensure the success and continuity of our business through the selection of a qualified management team. It is also responsible for ensuring that Mercury Air Group’s activities are conducted in a responsible and ethical manner.

     We are in the process of adopting our Corporate Governance Policy. The following principles, among others, govern our corporate governance practices:

•	Our President and Chief Executive Officer, Joseph A. Czyzyk, is the only director who is currently an employee of the Corporation. However, our non-executive Chairman, Philip J. Fagan Jr., M.D. is also compensated for his time, efforts and contributions in assisting the Corporation with strategic alternatives;

•	Directors have access to members of the Corporation’s management team so that they can stay abreast of Corporation affairs;

•	The board’s Audit Committee is composed entirely of independent directors as defined by the Amex’s new independence standards;

•	If all nominees are elected, the majority of our board will be made up of independent directors as defined by Amex’s new independence standards;

•	We have adopted an ethics policy to which all employees, including our senior officers, will be expected to adhere;

•	Mercury Air Group uses accounting principles generally accepted in the United States, or GAAP, for reporting our quarterly and annual results;

•	In 2002, our Chief Executive Officer and Chief Financial Officer began certifying all quarterly and annual reports filed with the Securities and Exchange Commission (SEC);

•	We are seeking and will appoint an independent financial expert to add to our Audit Committee. See Information Regarding Nominees on page 69 hereof;

•	Annual and quarterly reports are accessible though a hyperlink on our website; and

•	Mercury Air Group documents and regularly evaluates its established financial internal controls.

PROPOSAL ONE: THE PROPOSED SALE OF THE FBO BUSINESS

     At the Annual Meeting, Mercury’s stockholders will consider and vote upon a proposal to approve the Stock Purchase Agreement as amended by Letter Agreement dated December 10, 2003, January 14, 2004 and February 13, 2004 (copies of which are attached to this Proxy Statement as Exhibits B-1, B-2, B-3 and B-4 and are incorporated herein by reference) between Mercury and

Allied Capital for the sale of all the outstanding stock of Air Centers, as contemplated by the Stock Purchase Agreement, for $70 million in cash, subject to certain adjustments and escrows plus the assumption of certain contractual capital expenditure obligations. Because the Proposed Transaction may constitute a sale of substantially all of the assets of Mercury pursuant to DGCL, stockholder approval of the Proposed Transaction is being sought.

Board of Directors Recommendation

     AFTER CAREFUL CONSIDERATION, MERCURY’S BOARD HAS DETERMINED THAT THE STOCK PURCHASE AGREEMENT IS ADVISABLE, FAIR TO, AND IN THE BEST INTERESTS OF MERCURY AND ITS STOCKHOLDERS. ACCORDINGLY, MERCURY’S BOARD HAS UNANIMOUSLY APPROVED THE STOCK PURCHASE AGREEMENT AND THE PROPOSED TRANSACTION, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE STOCK PURCHASE AGREEMENT AND THE PROPOSED TRANSACTION.

Opinion of Imperial Capital, LLC

     Mercury retained Imperial Capital to render an opinion to its Board that, based on and subject to the matters set forth in its opinion, the Consideration (as defined below) to be received by Mercury from Allied Capital in connection with the Proposed Transaction is fair, from a financial point of view, to Mercury. The Consideration was determined through extensive negotiations between Mercury and Allied Capital.

     In rendering its opinion, Imperial Capital relied on information provided by Mercury, regarding, among other things, oral and written proposals from, and negotiations with many significant investors in the FBO business since 1998. Imperial Capital relied on representations by Mercury management that none of these discussions generated proposals (written or otherwise) on terms more beneficial to Mercury than the Proposed Transaction described herein.

     Imperial Capital advised Mercury in the refinancing of its senior and subordinated debt in December 2002. Thereafter, Imperial Capital was engaged by Mercury on February 28, 2003 to, among other things, assist management in evaluating interests from a select list of financial and strategic buyers for certain of Mercury’s assets, including Air Centers, and advising management in the potential sale of such assets. The engagement was subsequently amended on October 24, 2003 to engage Imperial Capital to assist Mercury in the sale of a certain promissory note between the Company and J.H. Whitney Mezzanine Fund, L.P. (the “Whitney Note”).

     The Board retained Imperial Capital based upon its pre-existing relationship with Mercury and its experience in the valuation of businesses and their securities in connection with mergers, acquisitions, sales of companies, sales of corporate divisions and similar transactions. No limitations were imposed by the Board on Imperial Capital with respect to the investigations made or procedures followed by Imperial Capital in rendering its opinion.

     As part of its engagement, Imperial Capital was requested to consider whether the aggregate consideration of $70 million, of which $8.27 million will be held in escrow, plus the assumption by Allied Capital of certain contractual capital expenditure obligations, to be received by Mercury in the Proposed Transaction was fair, from a financial point of view. With Mercury’s consent, Imperial Capital assumed that Mercury will receive the entire escrow amount as part of the Consideration. At a meeting of the Board held on October 23, 2003, Imperial Capital delivered its written opinion to the Board that, as of such date and based upon and subject to certain matters stated therein, the Consideration to be received by Mercury in the Proposed Transaction was fair, from a financial point of view. Imperial Capital subsequently confirmed its opinion in writing.

     Imperial Capital’s opinion was prepared at the request and for the information and use of the Board of Directors of Mercury (the “Board”) in connection with its consideration of the Proposed Transaction. Imperial Capital’s opinion does not address the business decision by Mercury to engage in the Proposed Transaction or address the relative merits of any alternatives discussed by the Board. Imperial Capital’s opinion does not constitute a recommendation as to how any stockholder should vote with respect to the Proposed Transaction. Imperial Capital did not make, and was not requested by Mercury or any other person to make, any recommendations as to the relative merits of any alternative discussed by the Board. Imperial Capital made one presentation to the Board. Such presentation occurred on October 23, 2003, at which time Imperial Capital distributed and discussed its written opinion.

THE FULL TEXT OF IMPERIAL CAPITAL’S WRITTEN OPINION IS ATTACHED AS EXHIBIT C TO THIS PROXY STATEMENT, AND DESCRIBES THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN. THE DESCRIPTION OF IMPERIAL CAPITAL’S OPINION CONTAINED IN THIS PROXY STATEMENT SHOULD BE REVIEWED TOGETHER WITH THE FULL TEXT OF THE WRITTEN OPINION, WHICH YOU ARE URGED TO READ CAREFULLY IN ITS ENTIRETY. THE SUMMARY OF THE OPINION OF IMPERIAL CAPITAL SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF IMPERIAL CAPITAL’S WRITTEN OPINION, WHICH IS ATTACHED AS EXHIBIT C HERETO.

     In connection with the rendering of its opinion, Imperial Capital has:

1.	Reviewed the SPA;

2.	Analyzed certain historical business and financial information relating to Air Centers, including Air Centers’ non audited financial statements for the fiscal year ended (“FYE”) June 30, 2003;

3.	Reviewed Mercury’s projections for fiscal years ended June 30, 2004 through 2008 furnished to Imperial Capital by management of Mercury;

4.	Discussed and reviewed with management of Mercury the outcome of the marketing process of Air Centers with respect to a potential transaction with several potential buyers;

5.	Reviewed the letters of intent from several strategic and financial buyers;

6.	Reviewed certain publicly available business and financial information relating to Mercury that Imperial Capital deemed to be relevant;

7.	Conducted discussions with members of senior management of Mercury concerning the matters described in clauses (1) through (7) above, as well as the prospects and strategic objectives of Mercury;

8.	Reviewed public information with respect to certain other companies with financial profiles which Imperial Capital deemed to be relevant; and

9.	Conducted such other financial studies, analyses and investigation and took into account such other matters as Imperial Capital deemed necessary, including Imperial Capital’s assessment of general economic, market and monetary conditions.

     In connection with this review, with Mercury’s consent, Imperial Capital relied upon the accuracy and completeness of the foregoing financial and other information and Imperial Capital did not assume responsibility for independent verification of such information or conduct any independent valuation or appraisal of any assets of Air Centers or any appraisal or estimate of liabilities of Air Centers. With respect to the financial forecasts, Imperial Capital assumed that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of management of Mercury as to the future financial performance of Air Centers. Imperial Capital also relied upon the assurances of senior management of Mercury that they were unaware of any facts that would make the information or financial forecasts provided to Imperial Capital incomplete or misleading. Imperial Capital assumed no responsibility for, and expresses no view, as to such financial forecasts or the assumptions on which they are based. Imperial Capital has assumed that the Stock Purchase Agreement will be signed substantially in the form reviewed and the parties will comply with the material terms thereof in effecting the Proposed Transaction.

     Imperial Capital’s opinion was based upon economic, monetary and market conditions existing on the date of the opinion. Imperial Capital expressed no opinion, nor should one be implied, as to the current fair market value of Mercury’s common stock or the prices at which Mercury’s common stock will trade at any time.

     In preparing its opinion, Imperial Capital performed certain financial and comparative analyses summarized in the following paragraphs. Imperial Capital believes that its analyses must be considered as a whole and that selecting portions of such analyses and the factors it considered, without considering all such analyses and factors, could create an incomplete view of the analyses and the process underlying the opinion. While the conclusions reached in connection with each analysis were considered carefully by Imperial Capital in arriving at its opinion, Imperial Capital made various subjective judgments in arriving at its opinion and did not consider it practicable to, nor did it attempt to, assign relative weights to the individual analyses and specific factors considered in reaching its opinion.

Review of Auction Process. Imperial Capital conducted an auction process, which Imperial Capital believes helps to establish the relative market for a business. Imperial Capital believes that a company is best able to determine the fair value of its operations by soliciting bids from a number of the most logical buyers of such operations. As more fully described in the “Background to the Transaction,” beginning after its engagement, information was distributed by Mercury and Imperial Capital to fourteen (14) potential financial and strategic buyers (10 financial and 4 strategic), each of which had expressed interest in receiving further information and signed confidentiality agreements in order to receive such information for the purchase of all the FBOs. Between February 2003 and October 2003, Imperial Capital received six (6) offers for the stock and/or substantially all of the assets of Air Centers or certain assets of Air Centers. Three (3) of the bidders sought to purchase certain FBO assets of Air Centers. Three (3) of the offers were subject to the bidders obtaining necessary financing. A summary of the expressions of interest and the resulting negotiations is included in the “Background to the Transaction” on page 29, and are summarized below:

UPDATE FOR MERCURY BIDS RECEIVED

Assumed
	Date		Construction
Bidder	Rec’d	Cash	Obligations	Total Bid

Allied Capital Corporation	9/29/03	$70.0 million	$18.6 million	$88.6 million
Party A	[various	$20.0 million	$3.6 million	$23.6 million
Party B	5/28/03	$21.5 million	$3.6 million	$25.1 million
Party C	8/1/03	$77.8 million	$3.6 million	$81.4 million
Party D	8/2003	$65.0 million	$0.0 million	$65.0 million
Average

[Additional columns below]

[Continued from above table, first column(s) repeated]

Implied
	Financing		Total FBO	EBITDA
Bidder	Contingency	# FBOs	EBITDA	Multiple

Allied Capital Corporation	NO	19 FBOs	$12.4 million	7.1x	(A	)
Party A	NO	4 FBOs	$ 3.3 million	7.2x	(B	)
Party B	YES	6 FBOs	$ 4.5 million	5.6x	(C	)
Party C	YES	19 FBOs	$12.4 million	6.6x	(D	)
Party D	YES	19 FBOs	$12.4 million	5.2 - 5.6x	(E	)
Average				6.2 x

Footnotes:

(A)  Allied submitted two indications of interest. The one summarized above is the last received by the Company. The prior offer entailed the purchase of the Company for $79.0 million.

(B)  According to Mercury’s management, a sale of the 4 FBOs to Party A would have resulted in a significant tax expense of approximately $4.0 million, resulting from the low tax basis of these FBOs.

(C)  Party B submitted three indications of interest. The one summarized above is the last received by the Company. The prior two offers entailed the purchase of (i) 7 FBOs for $ 25.8 million; and (ii) 8 FBOS for $37.5 million.

(D)  Party C submitted five indications of interest. The one summarized above is the last one received by the Company. The prior four offers entailed the purchase of: (i) 10 FBOs for $31.0 million; (ii) 9 FBOs for $29.1 million; (iii) 9 FBOs for $36.6 million; and (iv) 14 FBOs for $58.8 million.

(E)  Party D’s offer was verbal, and indicated a range of $65-70 million, and was subject to financing.

Note: The Party A and Party B offers, neither of which entailed the purchase of all of Air Centers’ FBO’s, were included in the average EBITDA multiple figure.

Comparable Company Analysis. Imperial Capital’s comparable company analysis was based on a comparison of Air Center’s valuation multiples with those of a selected group of comparable public companies (the “Company Comparables”).

     In selecting the Company Comparables, Imperial Capital searched comprehensive lists and directories of public companies. When selecting the Company Comparables, certain determinant factors included: (i) the company had to provide products or services for the aviation industry; (ii) the company had to make its financial information public; and (iii) the company was required to have an active trading market to measure public perception. The Company Comparables selected were:

•	Air T, Inc. (NasdaqSC: AIRT)

•	AirNet Systems, Inc. (NYSE: ANS)

•	BBA Group plc (LSE: BBAA)

•	First Aviation Services Inc. (NasdaqSC: FAVS)

•	Navtech, Inc. (OTCBB: NAVH)

•	Pemco Aviation Group, Inc. (Nasdaq: PAGI)

•	TBI PLC (LSE: TBI.L)

•	Timco Aviation Services (OTCBB: TMAS)

•	World Fuel Services Corp. (NYSE: INT)

     Due to the lack of “pure-play” FBO Company Comparables, Imperial Capital chose to select Company Comparables with businesses focused on general airport and airline services. Imperial Capital’s decision to select such companies was due in part to their exposure to similar macroeconomic and industry-specific risks as those faced by Air Center including, but not limited to, exposure to commercial and general aviation industry trends; geo-political risks (e.g., post-September 11 downturn in commercial aviation, oil prices, etc.); and similar customer bases.

     No company included in the selected Company Comparables is identical to Air Centers. In selecting and evaluating the Company Comparables, Imperial Capital made subjective judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions, and other matters. Because of the inherent differences between the business, operations, financial condition and prospects of Air Centers and those of the selected Company Comparables, Imperial Capital believed it was inappropriate to, and therefore did not, rely solely on the quantitative results of the Company Comparables analysis.

     Imperial Capital then compared market values of, among other things, current enterprise value (equity value, plus total debt, minority interest, preferred stock and convertible instruments, less instruments in unconsolidated affiliates, cash and cash equivalents) (“EV”) as multiples of the latest twelve months revenues and earnings before interest, taxes, depreciation and amortization (“EBITDA”). Based on a comparison of Air Centers with the Company Comparables, Imperial Capital arrived at an aggregate range of values between $40.8 million and $132.2 million, with a mean value of $84.9 million. Imperial Capital noted that the Consideration was in the range of these values and was slightly higher than the mean value.

Comparable Transaction Analysis. Imperial Capital’s comparable transaction analysis was based on a comparison of Air Center’s valuation multiples with those implied by certain announced control transactions deemed relevant based on similarity of business operations (the “Transaction Comparables”).

     In selecting the Transaction Comparables, Imperial Capital searched comprehensive lists and directories of public companies. When selecting the Transaction Comparables, certain determinant factors included: (i) the transaction had to involve controlling interests in companies in a similar industry or with operations similar to the principal business operations of Air Centers; (ii) the purchase price and the operating results of the acquired company had to be public. The Transaction Comparables selected were:

Mercury Air Centers, Inc.

Precedent Transaction Comps

		Transaction	Details	Transaction	Multiples

		Date	Enterprise	EV/	EV/
Acquiror	Seller	Announced	Value	Revenues	EBITDA

BBA Group / Signature	Sabreliner Corp. / Midcoast Aviation, Inc.	05/15/03	9.5	NA	NA
Trajen, Inc.	Sterling FBO Holdings, Inc.	02/27/03	26.7	NA	NA
Trajen, Inc.	Austin Aero FBO Ltd.	01/06/03	11.5	NA	NA
BBA Group / Signature	AirKaman (Jacksonville FBO)	07/15/02	NA	NA	NA
BBA Group / Signature	Mercury Air Group / Bedford FBO	06/04/02	15.5	2.1x	8.6x	(a	)
BBA Group / Signature	Priester Aviation Services	09/11/01	16.0	NA	NA
Vinci SA	Worldwide Flight Services, Inc.	09/10/01	285.0	0.8x	NA
BBA Group / Signature	Aircraft Services International	07/11/01	137.9	0.9x	NA
Latsis Group	Ogden Aviation	01/03/01	27.5	NA	NA
Mercury Air Group	Raytheon Aircraft Services, Inc. FBO	09/01/00	6.6	NA	NA
BBA Group / Signature	Lynton Group, Inc.	07/04/01	55.0	1.0x	NA
BBA Group / Signature	Oxford Aviation	07/04/01	3.8	NA	NA
Piedmont Hawthorne Aviation	Associated Air Center	06/29/00	NA	NA	NA
Worldwide Flight Services, Inc.	Oxford Airport Technical Services, Inc.	04/19/00	9.6	1.0x	6.8x
Worldwide Flight Services, Inc.	Miami Aircraft Support	2000	66.4	NA	NA
Executive Air Support	Atlantic Aviation	2000	NA	NA	NA
Piedmont Hawthorne Aviation	Sair Aviation	11/99	NA	NA	NA
Aircraft Services International	Elsinore Airport Services, Inc.	05/24/99	7.7	0.6x	NA
Ranger Aerospace	Elsinore Aviation LP	5/99	NA	NA	NA
BBA Group / Signature	AMR Combs	1999	170.0	1.5x	NA
Tac Air	Hartford	1999	NA	NA	NA
Million Air	Palm Springs	1999	NA	NA	NA
BBA Group / Signature	Airways	1999	NA	NA	NA

     No acquired company involved in the selected Transaction Comparables is identical to Air Centers. In selecting and evaluating the Transaction Comparables, Imperial Capital made subjective judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions, and other matters. Because of the inherent differences between the business, operations, financial condition and prospects of Air Centers and those of the acquired companies included in the selected Transaction Comparables, Imperial Capital believed it was inappropriate to, and therefore did not, rely solely on the quantitative results of the Transaction Comparables analysis.

     Imperial Capital then compared market values of, among other things, current EV as multiples of the latest twelve months revenues and EBITDA. Based on a comparison of Air Centers with the Transaction Comparables, Imperial Capital arrived at an aggregate range of values between $83.8 million and $85.6 million, with a mean value of $84.7 million. Imperial Capital noted that the Consideration is above the range of these values.

     Discounted Cash Flow Analysis. Imperial Capital performed a discounted cash flow analysis (“DCF”) on Air Centers. The fundamental premise of the DCF approach is to estimate the available cash flows a prudent investor would expect a company to generate over its remaining life. To determine this amount, Imperial Capital relied on cash flow projections for FYE June 30, 2004 through 2008, as provided by Mercury’s management. Imperial Capital estimated Mercury’s weighted average cost of capital by performing analyses consistent with the Capital Asset Pricing Model. In its analyses Imperial Capital applied the average un-levered beta of 0.69 for the comparable group (this group consists of those companies specified in the Company Comparables analysis). Imperial Capital then applied a 0.0% to 5.0% company specific risk premium which reflects risks which affect the valuation of Air Centers. Using a range of 11% to 14% (rounded) as the estimate of cost of capital, Imperial Capital calculated the present value of free cash flows for the 2004 through 2008 years and the present value of the terminal value of Air Centers (the calculated value of Air Centers at the end of the projection period). Imperial Capital calculated a terminal value at the end of 2008 that incorporated a perpetual growth rate of 3.1%. Imperial Capital arrived at an aggregate range of values between $55.5 million and $82.2 million, with a mean value of $71.3 million. Imperial Capital noted that the Consideration is slightly below the mean range of these values.

     In the ordinary course of its business and in accordance with applicable state and federal securities laws, Imperial Capital may trade Mercury and Allied Capital securities for its own account and for the accounts of customers and, accordingly, may at any time hold long or short positions in such securities.

     Imperial Capital has acted as financial advisor to Mercury in connection with the sale of the FBO Business and will receive a fee for its services, a substantial portion of which is contingent upon the consummation of the Proposed Transaction. Imperial Capital will also receive a fee for rendering the fairness opinion attached as Exhibit C, which fee was due and payable at the time such opinion was delivered to the Board. Imperial Capital will receive a separate fee in connection with the sale of the Whitney Note. Mercury also agreed, under a separate agreement, to indemnify Imperial Capital, its affiliates and each of its directors, officers, agents and employees and each person, if any, controlling Imperial Capital or any of its affiliates against certain liabilities, including liabilities under federal securities laws. In addition, Imperial Capital has within the past 24 months been engaged by Mercury to advise Mercury in connection with the refinancing of its senior and subordinated indebtedness.

Background to The Transaction

     The terms of the Proposed Transaction were the result of arm’s-length negotiations between Mercury and Allied Capital and their respective representatives. The following is a brief description of the background of the Proposed Transaction and the negotiations leading to the execution of the Stock Purchase Agreement, including brief descriptions of other actions undertaken by Mercury in connection with other proposed dispositions of one or more of its FBO’s.

     On December 30, 2002, Mercury entered into new senior credit facility with Foothill Capital Corporation (“Foothill”), now known as Wells Fargo Foothill a division of Wells Fargo Bank as agent for the lenders (the “Lenders”) parties thereto, (the “Facility”), for the purpose of refinancing the existing senior credit facility as well as for general working capital. At the same time, the Company also amended the existing Whitney Note. At closing, the Company received $16,923 thousand from the Facility and disbursed the funds as follows:

1.	Repayment of existing Senior Debt, including accrued interest:	$13,533,000
2.	Agent fee to the Company’s Financial Advisor:	1,000,000
3.	Closing fee to Lender:	870,000
4.	Accrued interest to JH Whitney on Senior Subordinated Note:	840,000
5.	Note amendment fee to JH Whitney:	270,000
6.	Closing fees:	410,000

	Total disbursement at closing	$16,923,000

     In addition, the Lenders issued letters of credit in the amount of $16,364,000 at closing that were secured by the Facility.

     The Whitney Note was secured by our assets, subordinated to a senior creditor position held by Foothill. Warrants to purchase an additional 5% of our Common Stock, exercisable for nominal consideration, would have been issued if the principal amount of the Note was not prepaid by December 31, 2003. Warrants to purchase a second 5% of our Common Stock, exercisable for nominal consideration, along with an additional note in the original principal amount of $5 million would also have been issued if the outstanding principal amount of the Whitney Note was greater than $12 million after December 31, 2003 (collectively, the “Whitney Note Penalty Provisions”). In addition, beginning in January 2004 and continuing through June 2004, the interest rate on the Whitney Note would have increased by 1% per annum each month up to a maximum rate of 18%. We were also required to prepay all outstanding principal on the Whitney Note and any additional note on December 31, 2004 but our failure to make such prepayment would not have entitled the holder to accelerate the balance on the outstanding Whitney Note or outstanding additional note. The Whitney Note included covenants that, among other matters, limited senior indebtedness, the payment of dividends, the disposition of assets, minimum EBITDA requirements and capital expenditure limitations.

     As previously required by the Whitney Note, Mercury formed committees consisting of independent directors to seek opportunities for asset and other financing transactions, with a view to reducing Mercury’s total debt.

     Beginning in December 2002, Mercury was engaged in discussions with financial institutions proposing to purchase and lease back to Mercury certain FBO assets (sale-leaseback). Mercury engaged DAMG Worldwide, L.L.C. (DAMG) on a non-exclusive basis, to manage and participate in a public finance vehicle for the sale-leaseback of ten FBOs. Other participants included Bear Stearns, and Ambac Insurance with Standard and Poors (S&P) providing a bond rating. DAMG investigated the establishment of a special purpose entity which was to receive a bond rating in order to raise funds and effect the sale-leaseback transaction. Mercury abandoned the sale-leaseback process in September 2003 after S&P failed to deliver a timely and satisfactory bond rating of the special purpose entity, Ambac Insurance indicated that they would no longer participate and the engagement with DAMG expired.

     Beginning in January 2003, Mercury was responding to numerous solicited and unsolicited verbal purchase offers on the sale of certain FBOs. These responses resulted in three written proposals for the acquisition of selected FBOs. Two offers were contingent on airport lease extensions, which were not obtainable on a timely basis for those specific FBOs and the third offer was subject to financing through a leveraged buyout over a two year period.

     During the same time period, Mercury also responded to indications of interest regarding MercFuel and Cargo. With regard to MercFuel, a non-binding indication of interest had been received at a price of $15 million, which at less than three times cash flow from operations was deemed by management to be unacceptable. With regard to Cargo, discussions with an interested party failed to result in a formal offer as a result of an indication of a purchase price of less than two times cash flow from operations. Beginning in August 2001, we retained Bank America Securities, LLC to market our Maytag business and were unable to obtain any acceptable offers that adequately reflected the value of Maytag.

     In February 2003, Mercury engaged, on a non-exclusive basis, the investment banking firm of ARGI to market some of its individual FBOs, and on February 28, 2003, Mercury engaged Imperial Capital, LLC (“Imperial Capital”), the investment banking firm utilized by Mercury in connection with its December 2002 refinancing, to, among other things, assist management in evaluating interest from a list of buyers for certain of Mercury’s assets, including Air Centers, and advising management in the potential sale of such assets. These buyers consisted of both buyers who were interested in purchasing Mercury’s assets in order to make a short-term profit (“Financial Buyers”) and buyers who were interested in purchasing Mercury’s assets in order to expand or complement their existing businesses (“Strategic Buyers”). The efforts of the two investment banking firms preceded separately in that ARGI was to arrange for a sale of individual FBO’s while Imperial Capital was to arrange for the sale of one or more divisions of the Company. The efforts of the two investment banking firms were coordinated by Joseph Czyzyk, Chief Executive Officer. Following its engagement, ARGI held discussions with more than 20 qualified domestic and international acquirers about the purchase of one or more Mercury FBOs. Their efforts resulted in eight separate purchase offers, four of which were for one particular location and four of which were for multiple locations. Five of the eight offers allowed the potential purchasers unlimited time to perform due diligence. Of the offers originated by ARGI, seven of the offers were determined to be at unacceptable prices and the financially adequate offer was not consummated due to the termination by the potential buyer for undisclosed reasons.

     Imperial Capital was engaged specifically to identify, solicit and negotiate with interested and qualified parties for the purpose of selling significant assets or entire businesses belonging to the Company adequate to yield sufficient proceeds so that the Company would be able to repay the necessary amount of debt it was obligated to pay pursuant to the Facility and the Whitney Note so that the Whitney Note Penalty Provisions would not apply. Pursuant to these documents, the minimum required amount to be repaid was $24,250,000 ($12,500,000 to Foothill and $12,000,000 to Whitney) by December 31, 2003. In order to yield that amount on an after-tax and expenses basis, the Company instructed Imperial Capital to seek to sell significant assets or businesses belonging to the Company for at least $30,000,000. Imperial Capital obtained necessary historical financial and operational history of the different businesses the Company was engaged in and contacted fourteen (14) potential purchasers (including Allied Capital) to solicit their interest, first by qualifying their financial capabilities and their historical acquisition experience, and second by engaging them in confidentiality agreements followed by provision of selected financial and operational information, resulting in offer to acquire letters. With the assistance of management, Imperial Capital prepared information and financial analyses describing the operations of each of Mercury’s business divisions, including Air Centers. Information was distributed by Imperial Capital to the fourteen (14) potential financial and strategic buyers, ten (10) of which were financial and four (4) of which were strategic, each of which had expressed interest in receiving further information and signed confidentiality agreements to receive such information. Following its engagement, Imperial Capital received six (6) offers for the stock and/or substantially all of the assets of Air Centers or certain assets of Air Centers. Four (4) of these bidders, who had held meetings with Mercury’s management and conducted due diligence, sought to purchase certain assets of Air Centers. Three (3) of the offers were subject to the bidders obtaining necessary financing. In addition, several other parties were contacted, executed a confidentiality agreement, and received information, but chose not to issue a proposal. Below is a summary, in chronological order, of the definitive bids received:

     In June, 2003 Mercury’s senior management began to deal directly with representatives from Party A. On July 30, 2003, Party A mailed a Letter of Intent to the Company to purchase Mercury’s Charleston, SC FBO and Mercury’s Johns Island, SC FBO. On July 30, 2003, Party A mailed a Letter of Intent to the Company for the purchase of Mercury’s FBOs in Reno, NV; Jackson, MS; and Nashville, TN. On August 18, 2003, Party A mailed a revised Letter of Intent for the purchase of the Mercury FBO in Nashville, TN because they had determined that their ability to conclude the sale of that FBO could be hampered by a Hart Scott Rodino (HSR) violation as Party A owned and operated the only other FBO competing with Mercury’s FBO at Nashville, TN Airport.

     During August and September, 2003 Party A proposed purchasing a total of four (4) of Air Center’s FBOs. Party A submitted an offer to acquire these four FBOs, which collectively generated EBITDA (a financial measure of cash flow representing earnings before interest, taxes, depreciation and amortization) of approximately $3.3 million, for total consideration of $20.0 million, representing an EBITDA multiple of 6.1x

     On March 28, 2003, Party B submitted an initial proposal to purchase seven (7) of Air Centers’ FBOs, with total EBITDA of approximately $6.6 million, and other Air Centers’ assets for total consideration of $25.8 million. On April 24, 2003, Party B submitted a revised proposal for eight (8) of Air Centers’ FBOs, with total LTM EBITDA (latest twelve months EBITDA) of approximately $7.9 million as of February 2003, for total consideration of $37.9 million, representing an EBITDA multiple of approximately 4.7x. On May 5, 2003, Mercury made a counter proposal to Party B which entailed the sale of six (6) of Air Centers’ FBOs, with total EBITDA multiple of approximately $4.4 million, for total consideration of $30.9 million, representing an EBITDA multiple of approximately 7x.

     On May 7, 2003, Party C submitted an initial proposal, which entailed the purchase of ten (10) FBOs, with total EBITDA of approximately $7.0 million, for total consideration of $31.0 million, representing an EBITDA multiple of 4.4x. In June, 2003, Party C submitted a subsequent offer for nine (9) FBOs, with total EBITDA of $5.5 million, for total consideration of $29.1 million, representing an EBITDA multiple of 5.3x.

     On May 28, 2003, Party B made a counterproposal which entailed the purchase of six (6) FBOs, with total LTM EBITDA of approximately $4.4 million as of March 2003, for total consideration of $21.5 million, representing an EBITDA multiple of approximately 4.9x.

     On June 10, 2003, Party C submitted a revised offer for nine (9) of Air Centers’ FBOs, with total EBITDA of $5.6 million, for $36.6 million in cash, representing an EBITDA multiple of 7.6x.

     In July 2003, Mercury engaged in discussions with a foreign investor who proposed to acquire all of Mercury’s FBOs, proposing a step transaction including cash and notes. Mercury rejected the offer due to the investor’s inability to verify and guarantee the availability of the funds.

     In July 2003, Mercury began to engage in discussions with Allied Capital for the acquisition of Mercury’s FBOs.

     On July 31, 2003, Party C submitted a revised offer for fourteen (14) FBOs at a purchase price of $58.8 million, representing an EBITDA multiple of approximately 5.8x. On August 1, 2003, Party C issued a final proposal for substantially all of Air Centers FBOs for a total purchase price of $77.8 million, representing an EBITDA multiple of 6.3x. Each of Party C ‘s offers was subject to Party C successfully obtaining adequate senior and subordinated debt financing. Further, Party C’s never completed any due diligence.

     In August 2003, Mercury’s management determined not to pursue Party C ‘s final proposal based on (i) the financing contingency, and concerns by Mercury’s management of Party C’s ability to obtain the necessary financing, given Party C’s high degree of leverage; (ii) lack of certainity of closure on proposed terms; and (iii) Party C’s concerns regarding the construction obligations relating to the Los Angeles FBO.

     In August 2003, Party D submitted a verbal preliminary indication of interest for all Air Centers’ FBOs in the range of $65.0 to $70.0 million in cash, subject to financing.

     On August 14, 2003, Allied Capital submitted an initial Letter of Intent (“LOI”) for the purchase of all of the capital stock of Air Centers (all of Mercury’s FBOs) for a purchase price of $79.0 million in cash (subject to adjustment based on Air Centers’ net working capital as of the transaction closing date) and the assumption of Mercury’s and Air Centers’ liabilities for construction or renovations at Air Centers’ FBOs under existing agreements. The LOI provided, among other things, for Allied Capital to perform due diligence and the parties to work toward the negotiation, preparation and execution of a definitive agreement subject to certain exceptions. Mercury and Air Centers agreed to work exclusively with Allied Capital for a 45 day “No-Shop” period.

     On September 29, 2003, after performing additional due diligence and several weeks of negotiations, Mercury, Air Centers and Allied Capital entered into an LOI, which replaced the August 14, 2003 LOI. The new LOI provided for the purchase of all of the capital stock of Air Centers for a purchase price of $88.6 million in cash (subject to adjustment based on Air Centers’ net working capital as of the transaction closing date). Allied Capital agreed to assume all of Mercury’s and Air Centers’ liabilities for construction or renovations at Air Centers’ FBOs under existing agreements, the amount of which would be deducted from the $88.6 million of cash proceeds on the transaction closing date (effectively a $70 million purchase price, representing an EBITDA multiple of 5.7x). The LOI also provided for Allied Capital to commence negotiations with J.H. Whitney Mezzanine Fund, L.P. regarding the execution and delivery of a binding agreement for the purchase by Allied Capital of the Whitney Note, and with Mercury regarding execution and delivery of a binding stock purchase agreement, both agreements to be executed simultaneously on or before October 8, 2003, with closing of the stock purchase to occur on or before December 31, 2003. Allied Capital agreed to remove the Whitney Note Penalty Provisions in the event it purchased the Whitney Note. The LOI provided, among other things, for Allied Capital to perform due diligence, and the parties to work together toward the negotiation, preparation and execution of a definitive agreement.

     Mercury and Air Centers agreed to work exclusively with Allied Capital for a No-Shop period ending October 8, 2003.

     Negotiations between Party A and Mercury were ongoing until Mercury’s execution of the September 29, 2003 LOI with Allied Capital. Mercury’s senior management determined that a transaction with Party A and Mercury for the four FBOs would have resulted in a significant tax expense to Mercury of approximately $4.0 million, resulting from the low tax base of these FBOs thereby not providing the Corporation with sufficient capital to avoid the Whitney Note Penalty Provisions without additional asset sales. In addition, management was concerned that Party A would not be in a position to purchase all of Air Centers’ FBOs due to potential regulatory issues under the HSR Act and certain issues which had not yet been resolved. Party A was given the opportunity to pursue discussions regarding the acquisition of all of the FBO locations but declined. Mercury’s management determined to instead pursue the Allied Capital transaction, which provides significantly greater benefits and certainty of closing.

     In October 2003 and November 2003, Mercury received two additional offers for one or more FBOs. Pursuant to the terms of the LOI and the SPA, respectively, Mercury notified Allied Capital of these offers.

     On October 9, 2003, Mercury, Air Centers and Allied Capital extended the No-Shop period and the date for purchase of the Whitney Note and execution of a binding stock purchase agreement for the purchase of Air Centers to October 16, 2003.

     On October 14, 2003, Mercury, Air Centers and Allied Capital extended the No-Shop period and the date for purchase of the Whitney Note and execution of a binding stock purchase agreement for the purchase of Air Centers to October 29, 2003.

     On October 23, 2003, at a telephonic meeting, the Mercury Board reviewed Allied Capital’s offer in detail. Prior to the Board meeting, the Secretary of the Corporation distributed a copy of the most recent draft of the Stock Purchase Agreement, and Imperial Capital distributed a draft fairness opinion to the members of the Board of Directors of Mercury. Two representatives of Imperial Capital attended the Board meeting, made a presentation to the Board with respect to the Proposed Transaction, issued its final opinion indicating that the Proposed Transaction is fair to Mercury’s stockholders from a financial point of view, in substantially the form of the draft opinion that was previously distributed, and answered questions pertaining to its due diligence, methodology and the contents of the fairness opinion. The Board of Directors was also briefed on various aspects of Delaware law by special Delaware counsel, Morris Nichols, Arsht & Tunnel, as it applied to the Stock Purchase Agreement and stockholder approval. The Board also received and reviewed financial information regarding the transaction from its Chief Financial Officer, Robert Schlax, and information regarding the history of the transactions, the alternative transactions that the Corporation has attempted with other potential purchasers, and the proposed sale-leaseback transaction as well as the Corporation’s prospects with and without the Proposed Transaction with Allied Capital going forward.

     The Directors then considered the benefits of the Proposed Transaction. The Board agreed that the Proposed Transaction represented a relatively high valuation for the FBO Business including the capital expenditure requirements of LAX and Charleston, S.C., and did not have significant contingencies. The Board discussed the likelihood of Allied Capital terminating discussions if the Board delayed executing the proposed Stock Purchase Agreement. The Board assessed the financial value of the Proposed Transaction and considered the fact that Allied Capital was willing to purchase the Whitney Note and to waive the Whitney Note Penalty Provisions against the disadvantage of restricting Mercury’s access to other potential purchasers. Given the purchase offers received to date, the Board determined that there was little likelihood of any other qualified purchaser submitting a higher offer. Accordingly, the Board determined that it was in Mercury’s best interest to accept the offer from Allied Capital. The Board then unanimously voted to approve the Proposed Transaction and to recommend that the stockholders approved the Proposed Transaction at the Stockholders Meeting.

     October 28, 2003 Allied Capital purchased the Whitney Note and simultaneously, Mercury, Air Centers and Allied Capital entered into the Stock Purchase Agreement.

     On October 27, 2003, the day immediately preceding the public announcement of the Proposed Transaction, the closing price of Mercury Common Stock on the American Stock Exchange was $8.00.

     On November 26, 2003 Signature Flight Support Corporation filed a lawsuit against Mercury Air Centers and Allied Capital in the United States District Court-Central District of California alleging among other things that Air Centers breached the terms of its LOI with it and that Allied intentionally induced Air Centers to breach its alleged contractual obligations. A motion to dismiss, based on the failure of the plaintiff to add a necessary party which would destroy diversity of jurisdiction in federal court, has been filed and is scheduled to be decided on February 23, 2004.

The Whitney Note

     Under a Securities Purchase Agreement and related documents executed concurrently with the execution of the SPA, Allied Capital purchased from Whitney: (i) the Whitney Note, which immediately upon assignment, was amended, restated and consolidated in its entirety as the Second Amended and Restated Note, dated October 28, 2003 by and among the Company and Allied Capital (the “Allied Capital Note”); (ii) 226,407 of the Original Warrants (Whitney retained 25,156 of the Original Warrants); and (iii) all rights of Whitney under all other documents or instruments executed in connection with the Securities Purchase Agreement between Whitney and Mercury dated September 10, 1999, as amended (the “Investment Documents”). The Allied Capital Note differs from the Whitney Note in that the Allied Capital Note does not contain the Whitney Note Penalty Provisions contained in the Whitney Note. Also, beginning in January 2004 and continuing through June 2004, the interest rate on the Allied Capital Note will increase by 1% per annum each month up to a maximum rate of 18%, with such additional interest being added to the principal of the Allied Capital Note. The Allied Capital Note matures on December 31, 2005 and will be prepaid with a portion of the proceeds from the Proposed Transaction.

     Upon the terms of the Securities Purchase Agreement, Allied Capital assumed and became responsible for the obligations and responsibilities of Whitney under the Investment Documents.

The Facility with Foothill

     On December 5, 2003, the Company and the Lenders under the Facility, executed the Fifth Amendment to Loan and Security Agreement and Forebearance Agreement (the “Forebearance Agreement”). In accordance with the terms of the Forebearance Agreement, as amended on February 16, 2004, the Lenders agreed to forebear from exercising their rights and remedies under the Facility for the following events of default, as defined in the Loan and Security Agreement: (1) the Company’s failure to deliver its annual audited financial statements for fiscal year 2003 within the prescribed time-frame allowed; (2) the formation of a subsidiary, Mercury Air Center — Long Beach, without the prior consent of the Lenders; (3) the Company’s failure to deliver supplemental schedules to J. H. Whitney as required under the terms of the $24 million Senior Secured 12% Note; and (4) the Company’s failure to achieve the EBITDA financial covenant for the twelve month period ended December 31, 2003. The Forebearance Agreement, as amended, states that the Lenders agree, for a limited time but no later than April 14, 2004, to forebear from exercising their rights and remedies under the Senior Secured Credit Facility with respect to the events of default noted above. If the proposed transaction does not close by April 14, 2004, the Company and the Lenders will need to amend the FBO Sale closing date in the Forebearance Agreement or the Lenders would have the right to exercise their rights and remedies under the Senior Secured Credit Facility with respect to the events of default noted above.

The Consideration

     Upon completion of the Proposed Transaction, we will receive a total of $70 million cash for the stock of Air Centers, minus (i) approximately $37.2 million which will be paid directly to our creditors (including Allied Capital under the Allied Capital Note) for repayment of debt, and (ii) an escrow of $8,270,000 in connection with Air Centers’ Atlanta FBO, plus an additional payment by Allied Capital to reimburse Mercury for certain FBO-related construction obligation payments made by Mercury and its subsidiaries since July 1, 2003 in an amount of approximately $1,550,000. Additionally, approximately $16.0 million will be used as collateral for outstanding letters of credit. The Stock Purchase Agreement also provides for a post-closing adjustment for the difference between actual working capital at closing and the closing working capital target of $3,585,575. As of December 31, 2003, the working capital of Air Centers was $4,711,000. The Purchase Price is also subject to post-closing reimbursement to Allied Capital to the extent required compliance improvements and leasehold repairs (“Required Cap-Ex”) are not completed within nine months of Closing. In addition, Allied Capital will assume certain contractual capital expenditure obligations that Air Centers was contractually obligated to incur at Los Angeles International Airport and Charleston International Airport of approximately $ 15.55 million.

Use of Proceeds

     Upon completion of the Proposed Transaction, we will receive, as set forth in the table below gross proceeds of approximately $70,000,000, along with approximately $1,550,000 for reimbursement of FBO-related construction payments. Of the approximately $71,550,000 we will receive, we will use approximately $37,200,000 to pay our creditors, $8,270,000 to establish an escrow account, and $16,000,000 as collateral for outstanding letters of credit. In addition, we will pay commissions and closing costs, and income taxes, of $2,300,000 and $1,500,000, respectively. This will leave us with net proceeds of approximately $6,280,000. $3,586,000 of the proceeds of which will be used to pay the principal amount due on certain promissory notes (the “Hambro Notes”) issued to J O Hambro Capital Management Limited, a corporation organized under the laws of England, (ii) American Opportunity Trust plc, an investment trust organized under the laws of England, and (iii) The Trident North Atlantic Fund, an exempted company organized under the laws of the Cayman Islands (collectively, the “J O Hambro Parties”). Accrued interest will also be paid on the Hambro Notes, at 12% per annum from December 31, 2003 through the date of closing.

     The Hambro Notes were issued in accordance with the terms of a Settlement Agreement (the “Hambro Settlement”) dated December 12, 2003, between Mercury and the J O Hambro Parties. Mercury’s business relationship with the J O Hambro Parties arose when certain J O Hambro parties and affiliates purchased stock of Mercury and filed a 13D evidencing an interest in pursuing a business strategy that was inconsistent with divestiture of the FBO Business. Mercury initiated litigation against J O Hambro and certain of its affiliates principally for undertaking due diligence for the purchase of the FBO Business and in connection therewith violating the terms of a confidentiality agreement. Mercury agreed to settle the litigation because we believed it was in the best interest of the shareholders and eliminated any right by J O Hambro and its affiliates to contest the sale of the FBO Business. The Hambro Settlement, which closed on December 12, 2003, provided for the issuance of the Hambro Notes in exchange for the following, among other things: (i) the release of certain claims by J.O. Hambro; (ii) our agreement to dismiss litigation against J.O Hambro; (iii) our agreement not to institute certain litigation against J. O. Hambro and certain other parties; and (iv) reimbursement of certain costs associated with the pending litigation and the defense of and preparation for anticipated litigation between the parties; (v) the purchase of 343,600 shares of our common stock in exchange for the Notes.

     After payment to creditors, establishment of escrow account, establishment of collateral for the outstanding letters of credit, payment of commissions, closing costs, income taxes and payment of the Hambro Notes, the remainder of the proceeds will be used for working capital.

     The following sets forth the expected use of proceeds, in tabular form (all figures approximate and subject to change):

Gross Proceeds	$70,000,000 (1)
Estimate of FBO-Related Construction Payments	1,550,000
Payment to Creditors	(37,200,000)
Escrow	(8,270,000)
Collateral for Outstanding LC	(16,000,000)
Commissions and Closing Costs	(2,300,000)
Income Taxes	(1,500,000)
Net Proceeds	$6,280,000
Principal Payment to J O Hambro Parties (2)	$(3,586,000)
Working Capital	$2,694,000

(1)	Does not take into account working capital adjustment, reimbursement or reimbursement by Mercury for Required Cap-Ex of approximately $275,000.

(2)	Interest will also accrue at the rate of 12% per annum commencing December 31, 2003.

Interests of Management And The Board of Directors

     Except in their capacity as stockholders of Mercury and except as set forth below, no director, executive officer or substantial shareholder (including CFK Partners) of Mercury or any of their affiliates has any interest, direct or indirect, in the Proposed Transaction, nor will any such person derive any extra or special benefit not shared on a pro rata basis by all other stockholders of Mercury.

     Mercury has not committed to enter into any other employment or other agreement with any director or executive officer, except that it is a condition to closing that John Enticknap, Executive Vice President of Mercury and Chief Operating Officer of Air Centers, remain in the employ of Mercury through closing, and Mercury has agreed to pay any liability or obligation arising out of John Enticknap’s termination of employment with Mercury, or out of any provision in Mr. Enticknap’s employment contract regarding a change in control of Air Centers.

Reasons For The Proposed Transaction

     Our Board approved the Proposed Transaction and the Stock Purchase Agreement based on a number of factors, including the following:

-	The Whitney Note Penalty Provisions which would have become effective if Mercury failed to sell assets of sufficient size to make substantial principal payments by December 31, 2003, and Allied Capital’s agreement to purchase the Whitney Note and waive certain of the Whitney Note Penalty Provisions.

-	Our limited ability to sell our other businesses or assets at acceptable prices.

-	Our inability to raise the capital in existing financial market because if the low trading price, low trading volume and the illiquidity of our shares.

-	The Board has determined that it makes sense from a primarily financial perspective to divest the Corporation of Air Centers’ intensive capital expenditure requirements and to concentrate the Corporation’s efforts in its remaining businesses.

-	The ability to operate our remaining businesses with a substantially reduced debt load.

-	If selected FBOs were sold, they would likely be the more profitable locations, thus leaving the Corporation with the relatively poorer performing locations without a substantial reduction in overhead.

-	The consideration is all cash, which provided certainty of value compared to a transaction involving receipt of stock or other non-cash consideration, especially in light of the volatility of the stock market.

-	The financial stability of Allied Capital and the fact that the Proposed Transaction is not subject to a financing condition.

-	The financial analysis and presentation by Imperial Capital and the opinion of Imperial Capital that, as of the date of the opinion, and based on procedures followed, assumptions made, the matters considered and the limitations on the review undertaken described in the opinion, the consideration payable in the transaction was fair from a financial point of view to Mercury.

-	The support for the Proposed Transaction by our largest stockholder, CFK Partners, who holds approximately 24.5 % of our issued and outstanding common and preferred stock.

-	The fact that notwithstanding inquiries made by Mercury and its financial advisors with respect to potential acquisitions transactions for all or portions of the FBO Business, the offer by Allied Capital was the best offer received and outstanding.

TERMS OF THE STOCK PURCHASE AGREEMENT

     The terms and conditions of the Stock Purchase Agreement and the Proposed Transaction were the result of arm’s-length negotiations between representatives of Mercury and representatives of Allied Capital. The following is a summary of the terms of the Stock Purchase Agreement that we believe are material. However, the description does not contain all of the terms of the Stock Purchase Agreement and is qualified in its entirety by reference to the copy of the Stock Purchase Agreement and Letter Agreement dated December 10, 2003, January 14, 2004 and February 13, 2004 attached as Exhibits B-1, B-2, B-3 and B-4 to this Proxy Statement and incorporated herein by reference. Stockholders are urged to read the Stock Purchase Agreement in its entirety. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Stock Purchase Agreement.

The Stock Purchase Agreement

General

     Pursuant to the terms of the Stock Purchase Agreement, in consideration of the transfer to Allied Capital by Mercury of all of the issued and outstanding Common Stock of Air Centers, Allied Capital has agreed to pay to Mercury an aggregate purchase price of $70,000,000 in cash plus reimbursement of certain post July 1, 2003 construction obligation payments of the FBO’s located at Los Angeles International Airport and Charleston International Airport plus or minus a working capital adjustment for the difference between actual working capital at closing and $3,585,575 (the “Purchase Price”). $37,200,000 of the Purchase Price will be paid directly to our creditors for the repayment of outstanding debt (including approximately $24 million to Allied Capital), and an additional $16.0 million will be used to collateralize outstanding letters of credit. As of December 31, 2003, construction obligation payments of the FBOs located at Los Angeles International Airport and Charleston International Airport were $1,550,000. The cash payment will be subject to an escrow of $8,270,000 in connection with Air Centers’ Atlanta FBO. Allied Capital will also assume approximately $15.55 million of contractual capital expenditure obligations of the FBO’s located at Los Angeles International Airport and Charleston International Airport. In addition, Mercury is also required to use its best efforts to complete certain regulatory compliance improvements and leasehold repairs (the “Required Cap-Ex”) on or prior to the Closing. If Mercury is unable to complete the Required Cap-Ex on or prior to the Closing, Mercury is required to use its best efforts to cause the completion of the Required Cap-Ex, at Mercury’s sole cost, within 9 months after the Closing (the “Cap-Ex Due Date”), subject to Allied Capital’s approval, not to be unreasonably withheld. If all of the Required Cap-Ex is not completed by the Cap-Ex Due Date, then Allied Capital will have the right to complete or cause the completion of the Required Cap-Ex and Mercury shall be required to reimburse Allied Capital for the actual costs incurred by Allied Capital to complete the Required Cap-Ex. The estimated amount of the Required Cap-Ex is approximately $275,000.

Hart-Scott-Rodino

     The parties filed the notification forms required under the HSR Act on December 10, 2003, and on December 22, 2003 received notification of early termination of the waiting period under the HSR Act.

Due Diligence

     Pursuant to the February Amendment, Allied Capital notified Mercury and Air Centers that it has satisfactorily completed its due diligence investigation of the FBO Business and acknowledged the expiration of the due diligence period.

Closing

     The closing of the Proposed Transaction is scheduled to occur on or before May 14, 2004, and in any event within five business days after all of the conditions to the obligations of the parties to consummate the transactions contemplated by the Stock Purchase Agreement have been satisfied or waived. The parties are anticipating that the Closing will occur on or before March 31, 2004.

Conditions to Closing

     In addition to scheduled third party consents having been received, the obligations of the parties to consummate the Proposed Transaction are subject to customary conditions such as the accuracy of the representations and warranties in the Stock Purchase Agreement, the performance of the covenants set forth therein and the absence of certain legal actions or proceedings prohibiting consummation of the Proposed Transaction. Allied Capital’s obligation to close is also subject to, but not limited to:

(i)	No legal or similar proceeding against Mercury or Air Centers shall be pending or threatened, and no event or circumstance shall have occurred, either of which would have a Material Adverse Effect (as defined in Section 2.1 of the Stock Purchase Agreement), and Air Centers shall not have suffered any material loss or damages to any of its properties or assets whether or not covered by insurance, which change, loss or damage materially effects or impairs the ability of Air Centers to conduct its business as it is currently conducted. Air Centers shall not have been adversely affected in any material way by an act of God, fire, flood or other natural disaster, shortage of power, labor disturbance, sabotage, war, terrorism or insurrection;

(ii)	none of Mercury Air Center’s existing FBO contracts having been terminated, or threatened to having been terminated, except with respect to each FBO location contracts consisting of less than 10% in the aggregate of revenue at such FBO locations;

(iii)	Mercury Air Center’s customers and suppliers shall not have terminated or shall not have threatened to have terminated their contracts with Air Centers except with respect to each FBO location, the termination or anticipated termination of contractual relationships with such customers or suppliers which account for less than 10% in the aggregate of the revenue at such FBO location.

(iv)	receipt of all licenses and permits including required to operate the FBO Business (excluding the Long Beach FBO), issued in the name of Air Centers;

(v)	receipt of all applicable airport security badges, issued in the name of Air Centers, for all of the employees working at the LAX FBO to permit access to the LAX facility by such employees;

(vi)	transfer by Air Centers of all of the capital stock of Mercury Air Center-Long Beach, Inc. to Mercury, assignment by Air Centers to Mercury of all rights and obligations related to the Long Beach FBO and release and termination of all guarantees or other obligations by Air Centers with respect to the Long Beach FBO, all in a form and manner satisfactory to Allied Capital;

(vii)	release of Air Centers from obligations under a certain industrial revenue bond and a certain letter of credit described in the SPA;

(viii)	completion of an exhibit to the transition services agreement in a form acceptable to Allied Capital;

(ix)	execution of an agreement by Mercury, in a form satisfactory to Allied Capital, restricting Mercury and its affiliates from certain solicitation activities with respect to customers and suppliers of the FBO’s operated by Air Centers;

(x)	Mercury’s Stockholders approval of the proposed transaction; and

(xi)	resignations of certain officers and directors of Air Centers.

Escrow of Certain Agreements

     Pursuant to the February Amendment, executed undated copies of certain closing documents have been delivered to attorneys for Allied Capital and are being held in escrow until the Closing, at which time the documents are to be released. If the Closing does not occur and the SPA is terminated in accordance with the terms and conditions thereof, the documents held in escrow will, at Mercury’s election, either be destroyed or returned to Mercury marked “void”.

     Among the documents held in escrow are the following:

a.	Escrow Agreement relating to the Atlanta FBO location;

b.	Transition Services Agreement subject to completion of an exhibit to the transition service agreement at Allied Capital’s discretion, requiring Mercury to provide certain administrative services to Air Centers for a limited time period after the Closing Date subject to reimbursement by Allied Capital for the actual and direct costs thereof;

c.	LAX Fuel Farm Sublease whereby Mercury will sublease space to Air Centers currently used by Air Centers for the operation of its LAX Fuel farm for fuel quality control and for office space; and

d.	Resignations from Air Centers positions executed by Joseph A. Czyzyk, Philip J. Fagan, M.D., Eric Beelar, Ken Ricci, Dick Dodson, Bob Schlax and Wayne J. Lovett.

Representations and Warranties

     The Stock Purchase Agreement contains various representations and warranties of Air Centers including, among others, representations and warranties related to:

-	corporate organization and similar corporate matters of Air Centers and its subsidiaries;

-	authorization and enforceability;

-	accuracy of financial statements provided to Allied Capital;

-	inventory;

-	personal property;

-	taxes and tax returns;

-	products and services;

-	intellectual property;

-	permits and compliance with laws;

-	real property and leases;

-	insurance;

-	contracts;

-	non-contravention of the Proposed Transaction with Mercury Air Center’s charter, bylaws, contracts and agreements, and governmental orders;

-	absence of litigation;

-	third parties and governmental consents;

-	environmental matters;

-	employees and consultants;

-	absence of certain charges since June 30, 2003;

-	transactions with affiliates;

-	absence of brokers;

-	accounts receivable;

-	customers and suppliers;

-	employee benefit plans;

-	collective bargaining agreements and labor matters;

-	capital expenditures;

-	bank accounts and powers of attorney;

-	absence of illegal payments;

-	full disclosure of all matters required to be disclosed in this Proxy Statement; and

-	full disclosure of all matters in the Stock Purchase Agreement.

     The Stock Purchase Agreement also contains various representations and warranties of Mercury, including among others, representations and warranties related to:

-	corporate organization and similar corporate matters;

-	authorization and enforceability;

-	non-contravention of the Proposed Transaction with Mercury’s charter, bylaws, contracts and agreements and governmental orders;

-	third party and governmental consents;

-	absence of brokers;

-	no defaults under material contracts;

-	fairness opinion;

-	board approval;

-	full disclosure of all matters required to be disclosed in this Proxy Statement; and

-	full disclosure of all matters in the Stock Purchase Agreement.

     Mercury and Air Centers have made such representations and warranties as of the date of the Stock Purchase Agreement and as of the Closing Date, except for representations and warranties made as of a specific date.

     The Stock Purchase Agreement contains various representations and warranties of Allied Capital including among others, representations and warranties related to:

-	corporate organization and similar corporate matters;

-	authorization and enforceability;

-	non-contravention of the Proposed Transaction with Allied Capital’s charter and bylaws;

-	non-violation of laws;

-	absence of litigation;

-	consents and approvals;

-	absence of brokers;

-	investment intent; and

-	full disclosure.

     Allied Capital has also made the following representation and warranty:

-	Allied Capital shall have provided a letter to the California Infrastructure and Economic Development Bank (“CIEDB”) stating the following: (i) Allied Capital intends to operate the Burbank facility as an airport terminal and service facility; (ii) Allied Capital agrees to notify CIEDB if it intends to change the use of the Burbank facility or to sell the Burbank facility to an unrelated third party; and (iii) upon three days’ prior written notice from either Mercury or CIEDB, CIEDB shall be permitted to inspect the Burbank facility in the presence of a representative of Allied Capital.

     Allied Capital has made all of such representations and warranties as of the date of the Stock Purchase Agreement and the Closing Date, except for representations and warranties made as of a specific date.

     The representations and warranties survive the closing until eighteen months after the Closing Date or, in respect of due authority, capitalization, tax matters, environmental, absence of brokers, employee benefit and title to stock, until after the expiration of the applicable statutes of limitations.

Other Transactions

     Pursuant to the Stock Purchase Agreement, Mercury has agreed that until the Closing Date it will not, directly or indirectly (i) solicit, initiate, encourage, or take any action intended to encourage, enter into, conduct, engage in or continue any discussions, or enter into any agreements or understanding, with any third party regarding a proposal to acquire a direct or indirect interest in the stock or assets of Air Centers; or (ii) disclose any non-public information relating to Air Centers or any assets comprising the FBO Business or afford access to the properties, books or records of Air Centers to any third party who may be considering acquiring an interest in Air Centers. Notwithstanding the above Mercury may take certain actions (i) in connection with a possible bond financing of certain construction obligations (“Bond Financing”); or (ii) in response to a receipt of a Superior Proposal.

     For purposes of the Stock Purchase Agreement, the following terms have the meaning set forth below:

-	“Superior Proposal” means any bona fide, unsolicited written Acquisition Proposal received or made in compliance with certain provisions in the Stock Purchase Agreement which: (A) if any cash consideration is involved, is not subject to any financing contingency, and with respect to which Mercury’s Board of Directors shall have determined (taking into account the advice of Mercury’s financial advisors) that the acquiring party is capable of consummating the proposed Acquisition Transaction on the terms proposed and that receipt of all governmental and regulatory approvals required to consummate the proposed Acquisition Transaction is likely in a reasonable time period; and (B) Mercury’s Board of Directors shall have reasonably and in good faith determined that the proposed Acquisition Transaction is more favorable to the shareholders of Mercury, from a financial point of view, than the Proposed Transaction (taking into account the advice of Mercury’s financial advisors).

-	“Acquisition Proposal” means any offer or proposal (other than an offer or proposal by Allied Capital) relating to any Acquisition Transaction.

-	“Acquisition Transaction” means any transaction or series of related transactions other than the Proposed Transaction involving: (i) any acquisition or purchase from Mercury by any person or “group” (as defined in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations thereunder) of all of the outstanding voting securities of Air Centers or any tender offer or exchange offer that if consummated would result in any person or “group” beneficially owning all of the outstanding voting securities of Air Centers or any merger, consolidation, business combination or similar transaction involving Air Centers pursuant to which Mercury holds none of the equity interests in the surviving or resulting entity of such transaction; (ii) any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of all or substantially all of the assets of Air Centers; or (iii) any liquidation, dissolution, recapitalization or other significant corporate reorganization of Air Centers.

Covenants

     Pursuant to the Stock Purchase Agreement, both parties have agreed (1) to make all filings and give all notices necessary to consummate the Stock Purchase Agreement, including filings required under the HSR Act; (2) after the closing, to continue to work together in good faith to obtain a real property lease in the name of Air Centers or its designee for the Atlanta FBO location; (3) to make a timely election under Section 338(h)(10) of the Internal Revenue Code; and (4) to execute all documents reasonably necessary or convenient to make effective the Stock Purchase Agreement.

     Pursuant to the Stock Purchase Agreement Mercury has agreed

-	to allow Allied Capital access to Air Centers and its books and records until January 16, 2004 to conduct a due diligence investigation;

-	to conduct the FBO Business in the ordinary course;

-	to notify Allied Capital of the breach of any representation or warranty, covenant, contract or agreement contained in the Stock Purchase Agreement;

-	to continue the participation of Air Centers in the Employee Benefit Plans until the Closing Date;

-	to assist Allied Capital in establishing employee benefit plans for Air Centers effective after the Closing Date;

-	upon the request of Allied Capital to cause the trustee of any Mercury Air Center Employee Pension Plan that is intended to qualify under Section 401 of the Internal Revenue Code, to transfer all assets and liabilities attributable to those employees of Mercury Air Center who are employed by Mercury Air Center immediately after the Closing Date;

-	upon the request of Allied Capital, to enter into a transition services agreement with Air Centers providing for continued participation by Air Centers in Mercury’s payroll system and Mercury Air Center’s Employee Benefit Plans for a period of up to 180 days following the Closing Date, upon reimbursement to Mercury of the actual and direct costs thereof, such transitions services agreement has been executed and is currently held in escrow subject to completion of an exhibit to the transition service agreement in a form acceptable to Allied Capital;

-	to pay any liability or obligation arising out of the termination of John Enticknap’s employment with Mercury or out of certain provisions in John Enticknap’s employment agreement with Mercury relating to a change in control of Air Centers;

-	to apply the proceeds from the sale of the shares toward payment in full of the Funded Debt, including the Allied Capital Note;

-	to take all action necessary to transfer the FBO assets to Allied Capital;

-	to obtain releases of Air Centers from all guaranty obligations with respect to indebtedness (as defined in the SPA) of the Corporation;

-	to file a Proxy Statement with the Securities and Exchange Commission (“SEC”), to respond to SEC comments, and to make other filings with governmental authorities, all as soon as practicable;

-	to set forth in the Proxy Statement a unanimous recommendation of the Board of Directors to vote in favor of the Proposed Transaction, unless (A) Mercury received a Superior Proposal and (B) the Board of Directors of Mercury determines in good faith after consultation with its outside legal counsel, that its recommendation of a Superior Proposal is required in order for the Board of Directors to comply with its fiduciary obligation to Mercury’s stockholders;

-	to call and hold a meeting of its stockholders for the purpose of voting upon the adoption of the Stock Purchase Agreement which obligation shall exist irrespective of the presence of a Superior Proposal and the withdrawal of the Board of Directors’ recommendation of the Proposed Transaction, except that the Board may withdraw or withhold its recommendation that the stockholders of Mercury vote in favor of the approval of the Proposed Transaction in response to receipt of a Superior Proposal provided that the Stock Purchase Agreement is terminated, an alternative acquisition agreement is entered into and a termination fee is paid; and

-	to have J. Morrow & Co. to assist Mercury in soliciting proxies for the stockholders meeting.

Release of Seller from Guaranty Obligation

     Pursuant to the Stock Purchase Agreement, as soon as practicable after the Closing, Allied Capital has agreed to use its best efforts to obtain releases of Mercury from all guaranty and related obligations entered into by Mercury with respect to the FBO leases (the “Seller Guarantees”). Allied Capital has agreed that such best efforts on the part of Allied Capital to facilitate obtaining such guarantee releases shall include offering to substitute guarantees by Air Centers for the Seller Guarantees or posting letters of credit up to $2,000,000 in the aggregate. In the event that, despite Allied Capital’s efforts, it is unable to obtain all such guarantee releases, Allied Capital has agreed, subject to the terms of the Stock Purchase Agreement, to indemnify, reimburse and hold harmless any and all Seller Indemnified Persons from and against any liability, obligation, loss or expense to which Seller Indemnified Persons may become subject as a result of the Seller Guarantees. Any indebtedness, advances or loans by Allied Capital to Air Centers will be subordinate to Mercury Air Center’s obligation to indemnify Mercury under the Stock Purchase Agreement as evidenced by a subordination agreement to be agreed upon between the parties and executed as of the Closing Date. Such agreement has been entered into and is currently being held in escrow. In addition, Allied Capital has agreed that it will not sell or transfer any FBO location or equity control of any of Air Centers subsidiaries which owns an FBO location to a person or entity not affiliated with Allied Capital without first obtaining a release in favor of Mercury of any Seller Guarantee for any FBO location affected by such sale or transfer.

Agreement Not to Compete

     Mercury has agreed that for a period of five full years after the Closing Date (“Restricted Period”), it shall not directly or indirectly engage in the FBO Business or any business or activity that competes with the business of Air Centers in North America, Europe and the Caribbean (the “Geographic Area”), directly or indirectly (other than as a holder of not more than one percent of the total outstanding stock of a publicly held company), provided, however, that Mercury may perform the following activities: (i) engage in contracts with the U.S. government; (ii) provide into-plane services in countries outside the United States; (iii) perform air cargo services; (iv) continue the operations of MercFuel, Inc.; (v) continue the operations of Maytag Aircraft Corporation as conducted on the date of the Stock Purchase Agreement; and (vi) continue the operations of the FBO located at Long Beach as conducted on the Closing Date. Mercury has also agreed that, for a period of two full years after the Closing Date, it shall not: (i) solicit the employment of, or attempt to employ, any of the employees employed by Air Centers as of the Closing Date; (ii) recruit, solicit or induce or attempt to induce any of the employees employed by Air Centers as of the Closing Date to terminate his or her employment with, or otherwise cease his or her relationship with Air Centers or Allied Capital or its affiliates.

Voting Undertakings

     Certain directors and officers of Mercury collectively holding approximately 37.4 % of Mercury’s issued and outstanding common and preferred stock have entered into voting undertakings with Allied Capital as of the date of the Stock Purchase Agreement. Until the earlier of the closing of the Proposed Transaction or termination of the Stock Purchase Agreement, such stockholders have agreed to vote for the approval of the Stock Purchase Agreement and The Proposed Transaction, and vote against (i) any Acquisition Proposal other than the Stock Purchase Agreement, (ii) approval or adoption of resolutions or actions which could reasonably be expected to result in any of the conditions of Mercury’s obligations under the Stock Purchase Agreement not being satisfied. Such directors and officers have also agreed not to, directly or indirectly: (a) solicit, initiate, encourage or take any action intended to encourage, enter into, engage in or continue any discussions, or enter into any agreement or understanding, with any other person or entity (other than Allied Capital or its affiliates) regarding the transfer, directly or indirectly, of any capital stock of or any other interest in Air Centers or any of its assets (including one or more FBO locations or by way of a license); or (b) disclose any non-public information relating to Air Centers or any assets comprising the FBO Business or afford access to the properties, books or records of Mercury Air Center to any other person or entity that may be considering acquiring, or has acquired, an interest in Air Centers. The transferee of any shares held by such officers and directors will also be bound by the terms and conditions of the Voting Undertaking.

Indemnification

     Mercury has agreed to indemnify, reimburse and hold harmless Allied Capital and its affiliates (including, without limitation, Air Centers after the Closing), directors, officers, agents, employees, and controlling persons, from and against all liability, obligation, loss or expense as a result of, based upon or arising out of directly or indirectly (i) a breach of any representation or warranty of Mercury or Air Centers; (ii) any indemnification obligation of Mercury for breach of certain tax-related provisions in the Stock Purchase Agreement; (iii) any deficiency in closing working capital; (iv) any obligation or loss under certain applicable sale transaction documents with respect to prior stock or asset sales; (v) the breach of any covenant or agreement made by Mercury or Air Centers; (vi) any federal, state or local excise taxes, jet fuels taxes or sales taxes (and any penalties and interest related thereto) in connection with the operation of the FBO Business prior to the Closing; (vii) a certain litigation matter brought by Michael Marigny (a former employee) against Mercury; (viii) any insured claim relating to the operation of the FBO Business prior to the Closing if the insurer of such claim is unable to pay or otherwise fails to pay the claim for any reason within 180 days after the final processing of the claim; (ix) compliance with Required Secondary Containment (as defined and discussed in “Environmental Matters” below) for any one or more of the FBO’s comprising the FBO Business on the Closing Date, excluding the Long Beach FBO; (x) the Long Beach FBO; and (xi) any noncompliance with applicable laws related to the Required Cap Ex regulatory compliance improvements.

     Allied Capital has agreed to indemnify and hold harmless Mercury and its affiliates, directors, officers, agents, employees, and controlling persons from and against all liabilities, obligations, loss or expense as a result, of based upon or arising out of, directly or indirectly, any inaccuracy or breach of (i) any representation or warranty of Allied Capital; (ii) any covenant or agreement of Allied Capital; and (iii) any indemnification obligations of Allied Capital to Mercury and its affiliates as it relates to any matters, events and circumstances arising or accruing after the Closing Date.

     Pursuant to the Stock Purchase Agreement, no indemnification shall be available to Allied Capital for breach of certain representations or warranties of Mercury or Air Centers until the aggregate amount of such claims is at least $2,000,000, and then to the full extent of such claim in excess of $2,000,000 (“General Breaches Deductible Amount”) not to exceed 25% of the Purchase Price received by Mercury, which we estimate to be 25% of $73,100,000 or $18,275,000. Certain claims which are indemnifiable by Mercury are not subject to such limitations.

     Mercury has agreed to indemnify Allied Capital and its affiliates (including, without limitation, Air Centers after the Closing) directors, officers, agents, employees, controlling persons, for any liability obligation, loss or expense relating to a complaint filed by Signature Flight Support Corporation. See “Risk Factors”.

Atlanta FBO Escrow

     Pursuant to the Stock Purchase Agreement, and an Escrow Agreement which is currently being held in escrow, pending closing, Allied Capital will deposit $8,270,000 of the Purchase Price (the “Escrowed Funds”) with an Escrow Agent. Except as provided below, Mercury will be entitled to obtain a disbursement from the Escrowed Funds in the amount of $1,654,000 on each of the first five anniversaries of the Closing Date (collectively, the “Atlanta Installment Payments”). If Air Centers for any reason ceases to provide FBO services at the Atlanta FBO Location or receives notification that it will be required to cease to provide FBO services at the Atlanta FBO Location prior to payment in full of the Atlanta Installment Payments, the Atlanta Installment Payments not yet disbursed from escrow will be disbursed from escrow to Allied Capital. If, prior to disbursement from escrow of all the Atlanta Installment Payments, Air Centers enters into a real property lease for the Atlanta FBO Location with a lease term of at least five years (a “Qualifying Lease”), then the Atlanta Installment Payments not yet disbursed from escrow will be disbursed from escrow as follows:

(i)	if the Final Price (as defined below) is greater than or equal to $10,270,000, then 100% of such payments shall be disbursed to Mercury; or

(ii)	if the Final Price is less than $10,270,000, then an amount equal to the Final Price less (A) all Atlanta Installment Payments previously disbursed to Mercury and (B) $2,000,000, shall be disbursed to Mercury, and any funds remaining in the escrow, excluding investment income, shall be disbursed to Allied Capital.

     Investment income earned on the Atlanta Installment Payments will be retained in the escrow account until final disbursement and such income will be allocated and disbursed between Mercury and Allied Capital pro rata based on the amount of the Atlanta Installment Payments disbursed to each of Mercury and Allied Capital.

     “Final Price” means the product of: (A) the pro forma earnings before interest, taxes, depreciation and amortization of the Atlanta FBO Location for the 12 calendar months immediately following the effective date of the Qualifying Lease (taking into account (i) the rental expense and all related fees and other amounts payable under the Qualifying Lease during such time period and (ii) a pro rata allocation of selling, general and administrative expense (but in any event such selling, general and administrative expense shall not be less than $288,200), but otherwise determining such pro forma earnings based on the historical methodology of Mercury); and (B) 6.32.

Expenses

     Allied Capital has agreed to pay all of its legal, accounting, due diligence and other out-of-pocket expenses and Mercury has agreed to pay all of its and Mercury Air Center’s accounting, investment banking and other out-of-pocket expenses. All required filing fees under the HSR Act have been split equally between Allied Capital and Mercury. In addition, Mercury has agreed to pay all of the costs and expenses incurred by it to print and file this Proxy Statement with the SEC and to solicit proxies from Mercury’s stockholders. Any fees and expenses of the Independent Accounting Firm retained to resolve disputes between the parties are to be split equally between Mercury and Allied Capital, unless there is a dispute as to taxes, in which event the parties shall pay the Independent Accounting Firm in proportion to the Independent Accounting Firm’s determination of each party’s respective liability for taxes. Any arbitration fees, costs and expenses shall be paid by the prevailing party. Unless Mercury is the prevailing party in arbitration between the parties, the parties have agreed that Mercury shall pay all costs and expenses incurred by Allied Capital to enforce its rights under the Stock Purchase Agreement.

Environmental Matters

     For a period of sixty-two (62) days following execution of the Stock Purchase Agreement (“Environmental Review Period”), Mercury agreed to cooperate fully with Allied Capital, at Allied Capital’s expense, in the performance by Allied Capital of its environmental due diligence review of the FBO Business. Mercury also agreed to provide Allied Capital and its environmental consultants with access to the premises leased to Mercury under the Real Property Leases to the extent such properties are related to, used in, or necessary for the operation of, the FBO Business (the “FBO Properties”), for the purpose of updating or performing environmental due diligence, including Phase I environmental site assessments, but not Phase II environmental site assessments, sampling or testing unless and only to the extent required by Environmental Law. Additionally, Allied Capital agreed to cause any of its environmental consultants that perform sampling or testing at the FBO Properties to: (a) maintain commercially reasonable insurance coverages to protect Mercury against any liabilities caused by such sampling or testing; and (b) provide an indemnity in favor of Mercury for any liabilities caused by such sampling or testing. Allied Capital agreed to provide to Mercury copies of all final environmental reports prepared by the environmental consultants engaged by Allied Capital in connection with Allied Capital’s due diligence review of the FBO Business (the “Allied Environmental Reports”).

     Following Allied Capital’s Environmental due diligence investigation and negotiations conducted thereafter, the parties agreed that the Final Environmental Budget is $0, and that no adjustment to the Purchase Price is due Allied Capital arising out of known environmental matters. The parties agreed, however, that if within 18 months after Closing, Allied Capital or Air Centers receive any written notice from any governmental authority or any rule, interpretation or other mandate is published by any governmental authority requiring secondary containment pursuant to any environmental law for extended or overnight fuel truck parking at any FBO comprising the FBO Business on the Closing Date, excluding the Long Beach FBO (“Required Secondary Containment”), then Mercury will be required to indemnify Allied Capital and its affiliates (including, without limitation, Air Centers after the Closing) from and against any liability obligation, loss or expense arising out of such Required Secondary Containment, including reimbursement of any fines, penalties or other losses relating to noncompliance with Required Secondary Containment.

Indemnity Obligations for Unknown Environmental Matters

     To the extent Allied Capital is required by Environmental Law to correct or otherwise satisfy noncompliance events or to remediate or otherwise respond to environmental conditions related to Unknown Environmental Matters, Mercury shall be required to indemnify Allied Indemnified Persons from and against any such liability, obligation, loss or expense, or actions or claims in respect thereof, to which such Allied Capital Indemnified Persons may become subject as a result thereof, or based upon or arising, directly or indirectly, therefrom. However, this indemnity shall not include any liability, obligation, loss or expense, or action or claims in respect thereof, for which Air Centers has a legally enforceable indemnity obligation with respect thereto from a third party having the financial resources to satisfy such indemnity obligation, in Allied Capital’s reasonable discretion.

     Allied Capital’s claims against Mercury for Unknown Environmental Matters are subject to the limitations set forth below:

(i)	the first $500,000 of claims are at Allied Capital’s sole cost and expense;

(ii)	the next $500,000 of claims are at Mercury’s sole cost and expense;

(iii)	the next $1,000,000 of claims are to be split equally and on a pari passu basis between Mercury and Allied Capital; and

(iv)	any additional claims are at Mercury’s sole cost and expense.

Any claim by Allied Capital for Unknown Environmental Matters will expire if notice of such claim has not been provided by Allied Capital to Mercury on or before the 10th anniversary of the Closing Date. Mercury will not have any liability for indemnifiable claims for Unknown Environmental Matters to the extent the aggregate amount of all indemnifiable claims suffered or incurred by Allied Capital for Unknown Environmental Matters exceeds 10% of the Purchase Price.

Treatment of Payments

     Payments by Mercury relating to claims made by Allied Capital for Unknown Environmental Matters shall not count toward the General Breaches Deductible Amount.

Termination

     The Stock Purchase Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of Mercury and Allied Capital; (ii) by either Mercury or Allied Capital if the Closing shall not have occurred by May 14, 2004, provided that the failure of the Proposed Transaction to occur is not due to the willful failure of the party seeking to terminate the Stock Purchase Agreement to perform any of its obligations thereunder; (iii) by Mercury, if (A) Allied Capital makes a material misrepresentation or breaches a representation, warranty, or covenant, and such breach or misrepresentation, if curable, is not cured within ten days after written notice from Mercury; or (B) any condition to Mercury’s obligation to effect the Closing becomes incapable of fulfillment through no fault of Mercury; (iv) by Allied Capital, if (A) Mercury makes a material misrepresentation or materially breaches a representation, warranty or covenant and such breach or misrepresentation, if curable, is not cured within ten days after written notice from Allied Capital or (B) any condition to Allied Capital’s obligation to effect the Closing becomes incapable of fulfillment through no fault of Allied Capital; (v) by Mercury or Allied Capital if there is any law prohibiting or making illegal consummation of the Proposed Transaction, or any final order enjoining either Air Centers or Mercury, on the one hand, or Allied Capital, on the other, from consummating the Proposed Transaction, provided that the party seeking to terminate the Stock Purchase Agreement pursuant to this clause shall have used all reasonable efforts to remove or vacate such order; (vi) by Allied Capital at any time on or prior to May 14, 2004, if Air Centers will be adversely affected by any change related to the Amended and Restated Cost Sharing Agreement effective April 19, 2000 among the Reno Fueling Facilities Corporation (“RFFC”) and the RFFC Contracting Airlines; (vii) by Allied Capital, if (A) Mercury’s Board of Directors withdraws, amends or modifies in any manner adverse to Allied Capital its recommendation to its stockholders in favor of the approval of the Stock Purchase Agreement and the Proposed Transaction, or (B) if Mercury fails to include in the Proxy Statement the unanimous recommendation of its Board of Directors in favor of approval of the Stock Purchase Agreement and the Proposed Transaction, or (C) Mercury’s Board of Directors approves or recommends any other Acquisition Proposal; or (D) Mercury breaches the “no shop” provisions of the Stock Purchase Agreement or (E) Mercury enters into a letter of intent or similar document accepting any other Acquisition Proposal; (viii) by Mercury in order to enter into a binding definitive agreement providing for a Superior Proposal (“Alternative Agreement”), if (A) Mercury’s Board of Directors determines in good faith after consultation with its outside legal counsel that entering into such Alternative Agreement is required in order for the Board of Directors to comply with its fiduciary obligations to Mercury’s stockholders, (B) immediately prior to such termination, Mercury pays Allied Capital $3,500,000, (C) Mercury shall have given Allied Capital at least 48 hours prior written notice of its intention to enter into an Alternative Agreement, which notice is accompanied by a correct and complete copy of such Alternative Agreement, and during such period gives Allied Capital the opportunity to meet with Mercury’s Board of Directors to suggest such modifications to the terms of the Stock Purchase Agreement that Allied Capital may deem advisable; and (D) concurrently with such termination Mercury enters into such Alternative Agreement; or (ix) by either Mercury or Allied Capital if stockholder approval of the Stock Purchase Agreement is not obtained on or before May 14, 2004; provided, however, that Mercury may not terminate the Stock Purchase Agreement pursuant to this provision where the failure to obtain such stockholder approval was caused by the action or failure to act of Mercury, and such action or failure to act constitutes a breach by Mercury of the Stock Purchase Agreement.

Effect of Termination

     In the event the Stock Purchase Agreement is terminated pursuant to clause (iii) above, Allied Capital will remain liable to Mercury for any misrepresentation, breach of warranty or nonfulfillment of, or failure to perform, any covenant or agreement of Allied Capital existing at the time of such termination; and (ii) Mercury shall be entitled to, among other remedies, specific performance or other injunctive relief and reimbursement of all costs and expenses incurred by Mercury in connection with the Proposed Transaction .

     In the event the Stock Purchase Agreement is terminated pursuant to clause (iv) above, Mercury will remain liable to Allied Capital for any misrepresentations, breach of warranty or nonfulfillment of, or failure to perform , any covenant or agreement of Mercury or Air Centers existing at the time of such termination; and (ii) Allied Capital shall be entitled to, among other remedies, specific performance or other injunctive relief and reimbursement of all costs and expenses incurred by Allied Capital in connection with the Proposed Transaction.

Liquidated Damages

     Mercury is required to pay Allied Capital liquidated damages in the amount of $3,500,000 (i) within one business day after demand by Allied Capital if the Stock Purchase Agreement is terminated pursuant to clause (vii) above; and (ii) concurrently with and as a condition to any termination of the Stock Purchase Agreement by Mercury pursuant to clause (viii) above. If the Stock Purchase Agreement is terminated by Allied Capital or Mercury pursuant to clause (ix) above, Mercury is required to pay Allied Capital $3,500,000 (i) within one business day after demand by Allied Capital if the Stock Purchase Agreement is terminated by Allied Capital, and (ii) concurrently with any termination of the Stock Purchase Agreement by Mercury.

License Agreement

     Concurrently with the closing of the Stock Purchase Agreement, Mercury and Allied Capital will enter into a license agreement pursuant to which Mercury will, at closing, assign the trade names, trademarks and service marks MERCURY, AIR CENTERS, the names of Mercury Air Center’s Subsidiaries, and the associated logos, applications and registrations (the “Marks”) for use in the FBO Business, provided that Mercury may continue to use the Marks in its continuing businesses. The License Agreement has been executed and is being held in escrow.

Transition Services Agreement

     Concurrent with the closing of the Stock Purchase Agreement, Mercury and Allied Capital will enter into a transition services agreement, which agreement will be acceptable to Allied Capital in its sole discretion, whereby Mercury will agree to provide certain administrative services to Air Centers for a limited period of time after the closing date, subject to reimbursement by Allied Capital for the actual and direct costs thereof. The Transition Services Agreement has been executed and is being held in escrow, however, it is a condition to Allied Capital’s obligation to close that Exhibit A to the transition services agreement be completed in a form satisfactory to Allied Capital..

LAX Fuel Farm Sublease

     We have also entered into, and deposited into escrow, an LAX Fuel Farm Sublease. The LAX Fuel Farm Sublease provides for a five year term whereby Mercury will sublease space to Air Centers currently used by Air Centers for the operation of its LAX Fuel Farm for fuel quality control and for office space. The agreement currently provides that the sublease shall continue through December 31, 2004, and any extension thereto provided that Air Centers consents to the extension. The Sublease may be reduced at the option of Air Centers upon thirty (30) days notice for office space. It may also be terminated if Air Centers is required by Los Angeles World Airports to open a new fuel farm at its new Imperial Highway facility. Air Centers has agreed that it will be responsible for closing the fuel farm at the termination of the Prime Lease. Air Centers is paying rent in the amount of $15,832.55 per month.

Certain Information Concerning Allied Capital

     Allied Capital Corporation (“Allied Capital”), a Maryland corporation, is a business development company that participates in the private equity markets. Allied Capital provides long-term debt and equity investment capital to support the expansion of companies in a variety of industries. Allied Capital generally invests in public middle market companies though, from time to time, it invests in public companies that lack access to public capital. Allied Capital has been investing in businesses for over 40 years and has financed thousands of companies nationwide.

     Allied Capital’s principal executive offices are located at 1919 Pennsylvania Ave., N.W., Washington, D.C. 20006, and its phone number is (202) 331-1112.

     All information under this caption has been supplied by Allied Capital to Mercury.

Mercury’s Continuing Businesses

     If the Proposed Transaction is approved, Mercury will continue its Air Cargo, MercFuel and Maytag businesses and will continue to own the Long Beach FBO. Mercury and Allied have executed and deposited into escrow transition services agreement requiring Mercury to provide certain administrative services to Air Centers for a limited time period after the closing date subject to reimbursement by Allied Capital for the actual and direct costs thereof. MercFuel and Air Centers have also executed, and deposited into escrow, an LAX Fuel Farm Sublease whereby Mercury will sublease space to Air Centers currently used by Air Centers for the operation of its LAX Fuel farm for fuel quality control and for office space.

Air Cargo Operations

     The Corporation’s Air Cargo operations are conducted through its wholly-owned subsidiary, Mercury Air Cargo, Inc. (“Air Cargo”) which provides the following services: cargo handling, cargo space logistics services, and general cargo sales agent services.

Cargo Handling

     Air Cargo provides domestic and international air cargo handling, air mail handling and bonded warehousing (collectively “Cargo Handling”). Air Cargo handles cargo at Los Angeles International Airport (LAX), Hartsfield-Jackson Atlanta International Airport (ATL – Atlanta, GA), Dorval International Airport (YUL – Montreal, Canada), Mirabel International Airport (YMX – Montreal, Canada) and Lester B. Pearson International Airport (YYZ – Toronto, Canada). Since February 2001, operations at ATL have been handled by Lufthansa Handling under the terms of a five-year sub-lease of a 104,646 square foot warehouse and operations area. Air Cargo continues to provide cargo handling at ATL utilizing Lufthansa Handling as a sub-contract service provider for the operations. In fiscal 2003, the Cargo Handling operations comprised 78% of Air Cargo’s revenue.

     Air Cargo provides cargo handling services at four warehouse locations at LAX making Air Cargo one of the largest independent cargo handling companies company at LAX and one of a small number of non-airline air cargo service providers of contractual cargo containerization and palletization for domestic and international airlines as well as cargo airlines at the airport. The largest of Air Cargo’s warehouses at LAX is a 110,000 square foot warehouse (not including space subleased to the U.S. Post Office) plus office space of 37,783 square feet (the “Avion Warehouse”) at which the Corporation completed an extensive renovation of a previously existing airport facility and commenced operations in April 1998. The lease for this warehouse facility is currently scheduled to expire in 2006.

     Air Cargo competes in the cargo handling business based on the quality and timeliness of the service it provides along with a competitive pricing structure. Long-term growth in Air Cargo’s handling business will be realized by continuing to add new customers to its existing cargo handling locations or by increased volume from its existing customer base.

     Air Cargo brokers cargo space on flights within the United States and on international flights to Europe, Asia, the Middle East, Australia, Mexico and Central and South America. Space logistics involves the contracting for bulk cargo space on airlines and selling that space to customers with shipping needs. Air Cargo has an established network of shipping agents who assist in obtaining cargo for shipment on space purchased from airlines, and who facilitate the delivery and collection of freight charges for cargo shipped by Air Cargo. In fiscal 2003, the space logistics revenue comprised 8% of Air Cargo’s revenue.

     Air Cargo’s contract with South African Airways (“SAA”) to utilize all of SAA’s cargo capacity on its passenger flights from the United States to South Africa was automatically extended for another year beginning in April 2003. Air Cargo’s one-year commitment for these routes are approximately $4.6 million. This allows Air Cargo to effectively arrange and schedule cargo shipments and optimize the return to SAA and to its freight forwarders while providing a reasonable margin to Air Cargo.

     Unlike a cargo airline which operates its own aircraft, Air Cargo’s space logistics business arranges for the purchase of cargo space on scheduled flights or supplemental flights at negotiated rates. Air Cargo is thereby able to profit from the sale of air cargo space worldwide without the overhead cost of owning and operating an aircraft. In some instances, Air Cargo has entered into fixed minimum commitments for cargo space resulting in exclusive or preferred rights to broker desirable cargo space profitably. Due to the large volume of cargo space contracted, Air Cargo is able to secure air cargo space at rates lower than an individual freight forwarder could arrange. Air Cargo is then able to pass on these lower rates to its customers and still realize a profit.

General Sales Agent Services

     Air Cargo also serves as a general sales agent (“GSA”) directly through its subsidiaries, Hermes Aviation, Inc., Hermes Aviacion de Mexico, S.A. de C.V., and Aero Freightways, Inc. of Canada for airlines in the Far East, Canada, Mexico, Central and South America and in the United States. In this capacity, Air Cargo sells the transportation of cargo on client’s airline flights, using the clients own airway bills. Air Cargo earns a commission from the airlines for selling their cargo space. In fiscal 2003, the GSA business revenue comprised 9% of Air Cargo’s total revenue. As with its space logistics business, the growth for Air Cargo’s GSA business is not constricted by requirements for physical facilities or by large capital commitments.

Mercury World Cargo

     Mercury World Cargo operates a small aircraft which has been certified pursuant to a part 135 cargo airline. Using its FAA part 135 cargo airline certificate, which qualifies Mercury World Cargo (“MWC”) as an airline certified to transport cargo in accordance with Federal Aviation Administration and the Department of Transportation regulations, MWC is able to enter into interline agreements (contracts between carriers for transportation of cargo) with other airlines worldwide. Using the MWC airway bill (an airway bill is a bill of lading for the airline industry) as the cargo transportation document and the other airlines’ air cargo capacity, MWC is able to provide a service for both freight forwarders and airlines. Effectively, MWC provides a secondary brand to airlines that prefer not to utilize their own brand for discounted freight. During its first full year of operations MWC produced revenues of approximately $1 million. Revenue in fiscal 2004 is expected to increase as MWC realizes the full year benefit of agreements signed in fiscal 2003. In fiscal 2003, the MWC revenue comprised 3.2% of Air Cargo’s revenues.

MercFuel

     The Corporation’s fuel sales operations, except for aviation fuel sales through the Corporation’s Air Centers business unit, are handled through MercFuel, Inc. (“MercFuel”), a wholly owned subsidiary of the Corporation. The Corporation transferred all of its assets and business activities associated with its fuel sales operations to MercFuel in October 2000. MercFuel facilitates the management and distribution of aviation fuel serving as a reseller of aviation fuel for major oil companies, affording the oil companies indirect access to certain customers without the credit risk or administrative costs associated with the management of these customer accounts. MercFuel competes based on the quality of its services by offering a combination of reliable and timely supply, competitive pricing and credit terms, and a real time analysis of the availability, quantity and pricing of fuel in airports and terminals throughout the world. MercFuel works through third party suppliers for fuel storage and into-plane delivery.

     MercFuel is able to leverage its scale of operations to obtain credit terms and competitive pricing from its suppliers that may not be afforded to MercFuel’s customers on an individual basis. Many of the major oil companies that provide fuel supply to MercFuel have limited infrastructure to support the small to medium sized and foreign carriers that comprise a large portion of MercFuel’s customer base. This arrangement allows MercFuel to offer more competitive pricing and credit terms to its customers than they would be able to obtain directly from the major oil companies. With over 24 years of service in the aviation fuel reselling and distribution industry, MercFuel has established itself as a reliable and price competitive reseller which has resulted in the establishment of significant contracts with smaller and medium sized commercial carriers and business fleet managers. MercFuel’s resale service provides an established distribution network for oil companies worldwide and through MercFuel provides them access to certain markets and customers which they do not directly serve. In addition, MercFuel provides the administrative support required in serving this customer base which would otherwise be required by the major oil companies and assumes the credit risk of supplying this customer base. MercFuel’s experience in the aviation fuel reselling industry allows it to assess those risks in a more effective and efficient manner.

     In many cases, the small to medium sized commercial carriers and business fleet managers are subject to securing aviation fuel supply on the spot market, which can vary significantly on a day-to-day basis. MercFuel provides a 24-hour 7 days a week single source coordinated distribution system on a national and international basis through its network of over 400 third party supply locations nationally and 1,000 international locations through which customers can purchase fuel. As a result of this integrated network, MercFuel is able to provide its customers with reliable and competitive fuel pricing from airport to airport enabling its customers to reduce their exposure to the volatile spot market.

     Through its automated on-line system, MercFuel provides its corporate and general aviation customers with online pricing, fuel location and ordering information streamlining its customers’ fuel purchase process and reducing their administrative costs associated with fuel logistics by providing a single source through which fuel procurement can be arranged and automatically released to the business jet customer.

     MercFuel’s continued success in attracting and retaining its customer base is due, in part, to its willingness to extend credit on an unsecured basis to many of its customers. Otherwise, these customers would be required to prepay, post letters of credit with their suppliers, or pay on shorter credit terms. MercFuel recognized that active oversight and management of credit risk is essential to Mercury’s success. Mercury’s executive staff and MercFuel management meet regularly to assess and evaluate MercFuel’s credit exposure, in the aggregate and by individual customer. Mercury’s credit committee is responsible for approving credit lines above certain pre-established amounts, and for setting and maintaining credit standards to ensure overall credit quality and optimize its credit portfolio. MercFuel purchases aviation and other fuel at prices that are generally tied to market based formulas from several major oil companies and certain independent and state owned oil companies to meet the expected requirements of its customers. From time-to-time, MercFuel will commit to purchase a fixed volume of fuel, at a fixed price, over an established period of time to meet selected customers’ purchase requirements at set locations. MercFuel’s payment terms generally range from 10 to 20 days, except for bulk purchases which are generally payable in shorter periods. MercFuel has agreements with certain suppliers under which MercFuel purchases a minimum amount of fuel each month at prices which approximate the market price. MercFuel also makes occasional spot purchases of fuel to take advantage of market differentials. To insure supply availability, MercFuel carries limited inventories at various locations. The amount of inventory held at any particular point in time varies depending on market conditions.

     Outside of the United States, MercFuel does not maintain fuel inventory, but arranges to have fuel delivered directly to its customers’ aircraft through into-plane arrangements. Domestically, fuels sales are made on either an into-plane basis where fuel is supplied directly into MercFuel’s customers’ aircraft with fuel provided by MercFuel’s supplier or the fuel is delivered from MercFuel’s inventory. While inventory is maintained at more than forty (40) locations, inventory levels are maintained at minimum levels.

     MercFuel purchases its fuel from suppliers worldwide at prices that are generally tied to market-based formulas. MercFuel is currently extended unsecured credit for its fuel purchases. If MercFuel’s relationship with any of these key suppliers terminates, MercFuel may not be able to obtain sufficient quantity on competitive terms to meet its customers’ demands. MercFuel may encounter difficulty and/or delays in securing aviation fuel from alternative sources. In addition, financial or supply disruptions encountered by MercFuel’s suppliers could also limit the availability of fuel supplied to MercFuel.

     For the fiscal year ended June 30, 2003, MercFuel’s average cost of fuel was 94 cents per gallon, an increase of 17 cents per gallon, or 22% from fiscal 2002. Although MercFuel believes that there are currently adequate aviation fuel supplies to meet its customers’ needs, events outside of MercFuel’s control have in the past resulted in, and could in the future result in, spot shortages or rapid price changes. Although MercFuel has generally been able to pass through fuel price changes to its customers, extended periods of high fuel costs could adversely affect MercFuel’s ability to purchase fuel in sufficient quantities because of credit limits placed on MercFuel by its fuel suppliers and availability under Mercury’s existing credit facility.

Government Contract Services

     Mercury conducts its government contract services through its wholly owned subsidiary, Maytag Aircraft Corporation (“Maytag” or “Government Contract Services”), which is headquartered in Colorado Springs, Colorado. Maytag provides aircraft refueling, air terminal services, base operating support, and weather data services in 17 countries on four continents.

Aircraft Refueling

     Maytag provides aircraft refueling and related services at 12 military bases in the United States, one in Greece, and one in Okinawa, Japan. Maytag’s refueling contracts generally have a term of four years, with expiration dates ranging from December 2003 to March 2006. Under the terms of its refueling contracts, Maytag supplies all necessary personnel and equipment to operate government-owned fuel storage facilities and provides 24-hour refueling services for a variety of military and contractor aircraft. All fuel handled in these operations is government owned. In connection with its government contract refueling business, Maytag owns, leases, and operates a fleet of refueling trucks and other support vehicles. For fiscal 2003, the aircraft refueling contracts generated revenue and pretax earnings of $8.7 million and $0.7 million, respectively.

Air Terminal Services

     Maytag provides air terminal and ground handling services to the United States (“U.S.”) Government at 18 locations under five contracts. The contracts cover two U.S. military bases (one each in Japan and Korea) and sixteen international airports in Latin America, Japan, Korea and Kuwait. Air terminal services contracts are generally for a base period of up to one year, with government options for multiple one-year extension periods. The expiration dates for Maytag’s air terminal contracts range from March 2004 (Kuwait) to September 2004 (Latin America) Maytag’s multi-site Latin America air terminal contract has options to extend through September 2005. Air terminal and ground handling services include the loading and unloading of passengers and cargo, transient alert, and flight planning services. For fiscal 2003, the air terminal services contracts generated revenue and pretax earnings of $8.2 million and $2.3 million, respectively.

Base Operating Support Services

     Maytag provides base operating support (“BOS”) services on a subcontract basis at Niagara Falls, NY, Westover, MA, Youngstown, OH and Willow Grove, PA Air Reserve Facilities and Patrick Air Force Base. Under the terms of the subcontracts, Maytag provides multi-function services, including fuel management, traffic management, airfield management, air terminal operations, and vehicle operations and maintenance services. Contract expirations range from March 2004 to September 2004, with one to three pre-priced one year options, except for Niagara Falls which expires in March 2004 and is up for competitive bidding. The Corporation believes the U.S. Government will exercise all options to extend the contracts. For fiscal 2003, the BOS contracts generated revenue and pretax earnings of $5.9 million and $40,000, respectively.

Weather Data Services

     Maytag provides weather observation and/or weather forecasting services at six locations within the United States pursuant to four contracts (the “Weather Data Contracts”) with the United States Government comprised of two weather observation and forecasting contract and three weather observation contracts plus a weather forecasting responsibility under the Westover BOS contract and a weather observation responsibility under the Niagara Falls BOS contract. Maytag also provides air traffic control services at the U.S. Air Force Academy in Colorado Springs, CO. The Weather Data Contracts provide firm fixed prices for specified services and are generally for a base period of one year, with multiple one-year options at the U.S. Government’s election. The Weather Data Contracts for weather observation have an expiration date of September 30, 2003 with three pre-priced option years to follow. The Weather Data Contract for weather observation and forecasting within the U.S. Air Force Academy has options to extend through January 2005. For fiscal 2003, the Weather Data Contracts generated revenue and pretax earnings of $1.6 million and $226,000, respectively.

     All of Maytag’s government contracts are subject to competitive bidding. Refueling, air terminal, and weather forecasting contracts are generally awarded to the offeror with the proposal that represents the “best value” to the government. In a “best value” competition, the proposals are evaluated on the basis of price, past performance history of the offeror, and the merit of the technical proposal, creating a more subjective process.

     Maytag’s contracts are all subject to termination at the discretion of the United States Government, in whole or in part. Termination of a contract may occur if the United States Government determines that it is in its best interest to discontinue the contract, in which case closure costs will be paid to Maytag. Termination may also occur in Maytag defaults under a contract. Maytag has never experienced any such default termination.

     As Maytag’s business activities are associated with government contracts that have set termination dates to enable the government to renew the contracts through a competitive bid process, one of Maytag’s business activities is the participation in the preparation and submission of contract bids for contracts currently awarded to Maytag and for new contracts that fit the type of activities (refueling, base operating support, air terminal services and weather observation and forecasting) in which Maytag is involved. In addition, the governmental agencies have the option to extend the expiration dates of existing and/or engage in new contracts activities through a successful bidding process. However, as the awarding of contracts is based upon the decision of the government agency’s representative for the contract bids submitted, Maytag may not be able to retain existing contracts upon expiration and may be unsuccessful in bidding on new contracts.

Risk Factors

Certain Cautionary Information

     In connection with the Private Securities Litigation Reform Act of 1995( the “Litigation Reform Act”), Mercury is hereby disclosing certain cautionary information to be used in connection with written materials and oral statements made by or on behalf of its employees and representatives that may contain “forward-looking statements” within the meanings of the Litigation Reform Act. Such statements consist of any statement other than a recitation of historical fact and can be identified by the use of forward-looking terminology such as “may,” “expect,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. The reader is cautioned that all forward-looking statements are necessarily speculative and there are numerous risks and uncertainties that could cause actual events or results to differ materially from those referred to in such forward-looking statements. The discussion below highlights some of the more important risks identified by Mercury, but should not be assumed to be the only factors that could affect future performance. The reader is cautioned that Mercury does not have a policy of updating or revising forward-looking statements and thus he or she should not assume that silence by management over time means that actual events are bearing out as estimated in such forward-looking statements.

     IF THE PROPOSED TRANSACTION IS NOT APPROVED WE WILL HAVE TO OBTAIN FUNDING TO REPLACE THE ALLIED CAPITAL NOTE AND WILL HAVE TO PAY A BREAK-UP FEE TO ALLIED CAPITAL.

     If the Proposed Transaction is not approved, Mercury will continue to operate the FBO Business unless and until it is able to negotiate another transaction that the Board of Directors believes is acceptable to the stockholders. As discussed above under “Background to the Transaction”, beginning in January 2004 and continuing through June 2004, the 12% initial interest rate on the Allied Capital Note will increase by 1% per annum each month up to a maximum rate of 18%, with such additional interest being added to the principal of the Allied Capital Note. The Allied Capital Note, with accrued interest, will become due on December 31, 2005. We may not be able to obtain funding to replace the Allied Capital Note on terms acceptable to us or at all. In addition, we will be required to pay Allied Capital a break-up fee of $3.5 million.

     IF THE PROPOSED TRANSACTION IS APPROVED AND THE SALE DOES NOT CLOSE, WE WILL STILL HAVE TO OBTAIN FUNDING TO REPLACE THE ALLIED CAPITAL NOTE AND MAY HAVE TO PAY A BREAK-UP FEE TO ALLIED CAPITAL.

     The sale might not be consummated even though the stockholders approve the sale. Stockholder approval is only one of the closing conditions. If the remaining closing conditions are not satisfied or waived, the sale might not be consummated even if the stockholders approve the sale. In that event, as set forth in the risk factor above, the interest rate on the Allied Capital Note will continue to increase, and we will need to obtain additional financing to replace the Allied Capital Note when it becomes due on December 31, 2005. We may not be able to obtain funding to replace the Allied Capital Note on terms acceptable to us or at all. Under certain circumstances, we may also still be liable to pay the break-up fee to Allied Capital.

     IF THE PROPOSED TRANSACTION IS NOT APPROVED OR IF THE PROPOSED TRANSACTION CLOSES AFTER APRIL 14, 2004, WE WILL BE IN DEFAULT OF OUR SENIOR CREDIT FACILITY.

     On December 5, 2003, the Company and its Lenders under the Facility, executed the Fifth Amendment to Loan and Security Agreement and Forebearance Agreement (the “Forebearance Agreement”). In accordance with the terms of the Forebearance Agreement, as amended on February 16, 2004, the Lenders agreed to forebear from exercising their rights and remedies under the Senior Secured Credit Facility for the following events of default, as defined in the Loan and Security Agreement: (1) the Company’s failure to deliver its annual audited financial statements for fiscal year 2003 within the prescribed time-frame allowed; (2) the formation of a subsidiary, Mercury Air Center — Long Beach, without the prior consent of the Lenders; (3) the Company’s failure to deliver supplemental schedules to J. H. Whitney as required under the terms of the $24 million Senior Secured 12% Note; and (4) the Company’s failure to achieve the EBITDA financial covenant for the twelve month period ended December 31, 2003. The Forebearance Agreement, as amended, states that the Lenders agree, for a limited time but no later than April 14, 2004, to forebear from exercising their rights and remedies under the Senior Secured Credit Facility with respect to the events of default noted above. If the Proposed Transaction does not close by April 14, 2004, the Company and the Lenders will need to amend the FBO Sale closing date in the Forbearance Agreement or the Lenders would have the right to exercise their rights and remedies under the Facility with respect to the events of default noted above.

     BECAUSE OUR REVENUES AND GROSS MARGINS DEPEND HEAVILY ON OUR FBO BUSINESS, THE LOSS OF THIS UNIT WILL HAVE A NEGATIVE IMPACT ON OUR GROSS MARGIN AND OPERATING RESULTS.

     We have reported a net loss of $2.8 million or $.86 per basic and diluted share for fiscal 2003. The FBO Business contributed approximately 21.6% and 24.6% of our total revenues in fiscal 2003 and 2002, respectively, and approximately 49.5% and 48.7% of our gross margins in fiscal 2003 and 2002, respectively. As a result of the Proposed Transaction, we will be dependent on our air cargo (“Air Cargo”), fueling (“MercFuel”) and governmental services (“Maytag”) business units for our success. Accordingly, our operations will be less diversified and we believe the effect of risks pertaining to our remaining operating units, including those listed below, on our future results of operations will be increased.

     THE LATE FILING OF OUR 2003 FORM 10-K MAY AND OUR FIRST FISCAL QUARTER 2004 FORM 10-Q MAY HARM OUR FUTURE ABILITY TO RAISE CAPITAL OR ACCESS THE MARKET.

     We filed our 2003 Form 10-K on December 31, 2003, 78 days after the extended due date of October 14, 2003 and have filed our 10-Q for the quarter ended September 30, 2003 on January 13, 2004. The late filing of our Form 10-K and Form 10-Q negatively impacts our ability to raise capital, in at least two respects. First, we will be unable to utilize a Form S-3 registration statement until January 2005. As many equity providers typically demand S-3 registration rights in connection with infusions of capital, we may not be able to obtain capital from such providers. Second, many debt and equity providers will not raise capital for companies who have not been current in their recent SEC filings. Consequently, we may be unable to access the capital markets should the need arise in the future.

     OUR FINANCIAL POSITION WILL BE HARMED IF WE CANNOT OBTAIN A RELEASE OF A LETTER OF CREDIT ISSUED IN CONNECTION WITH CEDFA.

     We currently have outstanding a tax exempt bond which was issued pursuant to a loan agreement between the Corporation and the California Economic Development Financing Authority (“CEDFA”). The principal amount on the bond is currently $14,000,000. Repayment terms consist of semi-annual principal payment of $500,000 with a redemption of $4.0 million at the end of the fifteenth year (2013). The loan carries a variable rate which is based on a weekly remarketing of the bonds. In addition, a letter of credit has been issued by the Corporation’s Senior lender to guaranty the credit at an annual cost of approximately 3.1% of the principal. This bond, and the supporting letter of credit, will remain outstanding following the closing. If we cannot obtain a release of the letter of credit, our financial position will be harmed.

     BECAUSE THE RECESSION HAS IMPACTED THE COMMERCIAL AVIATION BUSINESS MORE THAN IT HAS THE CORPORATE AVIATION BUSINESS, THE SALE OF THE FBO BUSINESS WILL INCREASE THE VOLATILITY IN OUR FINANCIAL RESULTS.

     MercFuel derives 83.3% of its revenues from fuel sales to commercial aviation customers and 16.7% of its revenues from fuel sales to corporate aviation customers, whereas Air Centers derives 0% of its revenues from fuel sales to commercial aviation customers and 56.7% of its revenues from fuel sales to corporate aviation customers. (Air Centers also provides into-plane services – dispensing fuel owned by third parties – to selected airlines). The commercial aviation business has been most severely impacted by the current economic downturn. Consequently, the sale of Air Centers will leave us with that portion of our business which has been most impacted by the downturn which will increase the volatility and risk of our businesses as a whole.

     OUR GOVERNMENT SERVICES BUSINESS MAY DECLINE AS COMPETITION INCREASES OR OUTSOURCING DECREASES IN THE DOD SECTOR.

Mercury’s government contract services business could be adversely affected with increased competition, less outsourcing, the possible U.S. Governmental transition to more small business set aside contracts, or another round of base closures. Growth of Maytag’s government contract services business is dependent on obtaining additional contracts and renewing existing contracts through the process of competitive bids, and on expanding the types of outsourcing services provided to the U.S. Such efforts may be limited by changes in U.S. Government policy or market conditions. To the extent that U.S. Government policy moves toward more contract set asides, Maytag, which operates primarily in the unrestricted market, will be affected possibly requiring a move toward more subcontracting opportunities. Any directed base closures at Maytag operated locations, should recommendations from the Base Realignment and Closure Commission (BRAC) be approved, would have a negative impact on both retaining and winning contracts.

     BECAUSE OF CAPACITY CONSTRAINTS, WE MAY NOT BE ABLE TO CONTINUE TO GROW OUR CARGO BUSINESS.

     Growth prospects for Air Cargo are limited by the availability of additional strategically located warehouse facilities. Mercury’s cargo handling operations are conducted at the Los Angeles and Hartsfield-Jackson International Airports in the United States, and at the Dorval, Mirabel and Lester B. Pearson International Airports in Canada. Continuous long-term growth in Mercury Air Cargo’s operations can be realized only by maintaining and expanding current warehouse facilities at existing or new locations.

     THE PROPOSED RENTAL INCREASE FOR OUR AVION WAREHOUSE, WILL, IF ENACTED, ADVERSELY IMPACT THE PROFITABILITY OF AIR CARGO.

     In April 2002, Mercury received a notice from Los Angeles World Airports (“LAWA”) of a proposed rental increase for the Avion warehouse retroactive to June 18, 2001. Mercury submitted protests to the LAWA Staff and Board of Commissioners regarding the proposed increase on the basis that: (1) Mercury has made a substantial investment in the warehouse facility and the proposed rental increase would greatly reduce Mercury’s ability to achieve an acceptable rate of return on Mercury’s investment to date; (2) if any increase is to be made, it should be determined based on Mercury being the developer of the facility and not strictly a tenant; (3) that the amount of the proposed increase is not justified given the general business environment of the air cargo handling operations. In response to Mercury’s protests to the proposed increase, in September 2002 Mercury received a revised notice from LAWA of a reduced proposal for a rental increase for the Avion warehouse. The proposed rental increase is effective retroactive to June 18, 2001 and then continue forward on a prospective basis. Through the period ended June 30, 2003, the accumulated amount of the retroactive rent adjustment, as currently proposed by the LAWA Staff, is $1,579,000. LAWA Staff has indicated that the retroactive portion rent increase would be payable by Mercury in equal month installments over the remaining term of the lease agreement, which is scheduled to expire June 2006. The proposed monthly rent, on a go-forward basis, would increase by $64,600 or 35% from the existing monthly rent. As of the date of this Proxy Statement, the LAWA Staff will present its recommendation on January 20, 2004 at which time the LAWA Board of Commissioners will vote on the proposed rental increase. If the proposed rental increase is presented to the LAWA Board of Commissioners in its current form and approved by the LAWA Board of Commissioners, it will adversely affect the profitability of Mercury’s Cargo Handling operations at LAX. In expectation of the approval of the proposed increase, Mercury has accrued $918,000 for the retroactive rent adjustment, which is net of increased retroactive sublease rental income, as of June 30, 2003.

     UNDER THE STOCK PURCHASE AGREEMENT, WE ARE REQUIRED TO INDEMNIFY ALLIED CAPITAL AGAINST CERTAIN MATTERS.

     Under the Stock Purchase Agreement, we have agreed, subject to certain minimum and maximum thresholds and other limitations, to indemnify Allied Capital and its affiliates against (i) a breach of any representation or warranty of Mercury; (ii) any indemnification obligation of Mercury for breach of any tax-related provisions in the Stock Purchase Agreement; (iii) any deficiency in closing working capital; (iv) any obligation or loss under certain applicable sale transaction documents with respect to prior stock or asset sales; (v) the breach of any covenant or agreement made by Mercury or Air Centers prior to the Closing Date; (vi) any federal, state or local excise taxes, jet fuels taxes or sales taxes (and any penalties and interest related thereto) in connection with the operation of the FBO Business prior to the Closing; (vii) a certain matter brought by Michael Marigny against Mercury; (viii) any insured claim relating to the operation of the FBO Business prior to the Closing if the insurer of such claim is unable to pay or otherwise fails to pay the claim for any reason within 180 days after final processing of the claim; (ix) compliance with Required Secondary Containment (as defined and discussed in “Environmental Matters” below) for any one or more of the FBO’s comprising the FBO Business on the Closing Date, excluding the Long Beach FBO; (x) the Long Beach FBO; and (xi) any noncompliance with applicable law related to the Required Cap-Ex regulatory compliance improvements. These indemnification obligations generally survive closing for a period of eighteen months, although certain of such obligations survive until expiration of the applicable statute of limitations.

     We are also required to indemnify Allied Capital and its affiliates against certain Unknown Environmental Matters. This environmental indemnification is also subject to certain minimum and maximum thresholds, and survives closing for a period of ten years. Any indemnity payment we are required to make to Allied Capital could harm our financial results.

     Mercury has agreed to indemnify Allied Capital and its affiliates including, directors, officers, agents, employees, controlling persons, obligation, loss or expense relating to the complaint filed by Signature Flight Support Corporation.

     WE MAY BE REQUIRED TO MAKE DEMANDS ON ALLIED CAPITAL IF WE ARE UNABLE TO OBTAIN RELEASES FROM OUR GUARANTEES.

     Pursuant to the Stock Purchase Agreement, Allied Capital has agreed to use its best efforts to obtain releases of Mercury from all guaranty and related obligations entered into by Mercury with respect to the FBO leases (the “Seller Guarantees”). In the event that, despite Allied Capital’s efforts, it is unable to obtain such guarantee releases, Allied Capital has agreed, subject to the terms of the Stock Purchase Agreement, to indemnify, reimburse and hold harmless any and all Seller Indemnified Persons from and against any liability, obligation, loss or expense to which Seller Indemnified Persons may become subject as a result of the Seller Guarantees. In the event Mercury is unable to obtain such releases, we may continue to be liable on such Seller’s Guarantees and would then have to make demands on Allied Capital for reimbursement of same. This may lead to protracted litigation among Mercury, the holders of such guarantees, and Allied Capital. Further, to the extent that the Seller Guarantees are not released, we may be required to show the remaining stream of lease payments as debt on our balance sheet. It is also possible that this matter may be covered in a footnote because of Allied financial strength and its ability to back up its indemnity. Such additional debt or the guarantee itself on our balance sheet could adversely affect our banking relationships and ability to raise additional capital. At this time it is not possible to determine what locations, if any, will not release Mercury from the Seller Guarantees.

     THE LIQUIDITY OF OUR COMMON STOCK MAY BE HARMED AS A RESULT OF THE PROPOSED TRANSACTION.

     Our Common Stock is listed on the American Stock Exchange. There is currently a limited trading market for our Common Stock. If the Proposed Transaction is consummated, the trading market for our Common Stock may become even less liquid, as many stockholders are interested in taking an equity position in Mercury due only to the perceived advantages of the FBO Business. Our common stock has traded significantly below its all-time high for some time and the market factors adversely impacting our stock price such as competitive pressures and a lack of perceived high growth opportunities in our remaining businesses are unlikely to change in the foreseeable future. We were previously unable to successfully raise equity capital for MercFuel and we have received only limited indications of interest at unacceptable prices for our other businesses. It is unlikely that the securities market will recognize potential in the remaining business sufficient to sustain the current valuation of our common stock.

     THE CONCENTRATION OF OWNERSHIP BY OUR AFFILIATED STOCKHOLDERS MAY DELAY OR PREVENT ANY MERGER OR TAKEOVER OF MERCURY, WHICH MAY LIMIT THE AMOUNT OF PREMIUM A STOCKHOLDER WOULD OTHERWISE OBTAIN ON HIS COMMON STOCK.

     Certain of our existing stockholders have significant influence over our management and affairs, which they could exercise against your best interests. As of January 7, 2004, our officers and directors, together with entities that may be deemed affiliates of or related to such persons or entities, beneficially owned over 37.4 % of our outstanding common and/or preferred stock. As a result, these stockholders, acting together, may be able to influence significantly our management and affairs and matters requiring stockholder approval, including the election of directors and approval of significant corporate transactions. Accordingly, this concentration of ownership may have the effect of impeding a merger, consolidation, takeover or other business consolidation involving us, or discouraging a potential acquiror from making a tender offer of our shares. This concentration of ownership could also adversely affect our stock’s market price or lessen any premium over market price that an acquiror might otherwise pay.

PRO FORMA AND STAND-ALONE FINANCIAL INFORMATION

     Certain pro forma and stand-alone financial information is attached to this proxy statement as Exhibit “D”.

SELECTED FINANCIAL DATA

     Certain selected financial data is attached to this proxy statement as Exhibit “E”.

     THE BOARD OF DIRECTORS OF MERCURY BELIEVES THAT THE PROPOSED TRANSACTION IS IN THE BEST INTERESTS OF, AND IS FAIR TO, MERCURY AND ITS STOCKHOLDERS. THE BOARD OF DIRECTORS UNANIMOUSLY APPROVED THE PROPOSED TRANSACTION, AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE PROPOSED TRANSACTION AT THE ANNUAL MEETING.

PROPOSAL TWO — ELECTION OF DIRECTORS

     The Nominating Committee of the Board of Directors has recommended seven individuals for election to the Corporation’s Board of Directors. The solicited proxies may be voted to fill only the seven seats on the Board of Directors for which nominees are named in this Proxy Statement. Each director elected will hold office until the next Annual Meeting of stockholders and until his successor is elected and qualified or until the director’s earlier death, resignation or removal. All of the nominees are currently directors of the Corporation previously elected by the stockholders except for Angelo Pusateri.

     Unless otherwise indicated thereon, all proxies received will be voted in favor of the election of the indicated seven nominees of the Board of Directors named below as directors of the Corporation. Should any of the nominees not remain a candidate for election on the date of the Meeting (which contingency is not now contemplated or foreseen by the Board of Directors), proxies solicited hereunder may be voted for substitute nominees selected by the Board of Directors. The seven nominees for director receiving the greatest number of votes cast in person or by proxy will be elected.

Information Regarding Nominees

     Listed below are the persons who have been nominated to serve as directors for the ensuing year, together with their ages and all Corporation positions held by them. All nominees have consented to being named in the proxy statement, and have agreed to serve if elected.

Name	Age	Positions

Philip J. Fagan, Jr., M.D.	59	Chairman of the Board
Joseph A. Czyzyk	56	President, Chief Executive Officer and Director
Frederick H. Kopko, Jr.	48	Director
Gary J. Feracota	43	Director
Sergei Kouzmine	40	Director
Michael J. Janowiak	40	Director
Angelo Pusateri	63	Director

     Philip J. Fagan, Jr., M.D. has been Chairman of the Board of Directors in a non-executive capacity since July 2000 and served as a director of Mercury Air Group from September 1989 to June 2000. Dr. Fagan has been the Chief Executive Officer and President of the Emergency Department Physicians Medical Group, Inc. since its inception in 1978. Dr. Fagan has also been President of Fagan Emergency Room Medical Group since its inception in 1989. Both companies are currently located in Burbank, California. Dr. Fagan received a B.S. in Chemistry from Notre Dame and an M.D. from Tulane University of Medicine.

     Joseph A. Czyzyk has been President and a Director of Mercury Air Group since November 1994 and has served as Chief Executive Officer since December 1998. Mr. Czyzyk also served as President of Mercury Service, Inc., a discontinued division of Mercury Air Group which sold aviation fuel and provided refueling services for commercial aircrafts, from August 1985 until August 1988, and President of Mercury Air Cargo, Inc from August 1988 until August 1997. Mr. Czyzyk served as an Executive Vice President of Mercury Air Group from November 1990 through November 1994. Mr. Czyzyk received a B.S. in Civil Engineering from California State University of Los Angeles and served in the U.S. Navy. Mr. Czyzyk has served the City of Los Angeles as a Taxi Commissioner since 1998 and was elected President of the Board of Taxicab Commissioners in July 2002. Pursuant to his employment agreement, the Board of Directors will continue to nominate Mr. Czyzyk as a candidate for election to the Board of Directors while Mr. Czyzyk remains employed by Mercury. See “Employment Agreements.”

     Frederick H. Kopko, Jr. has been a director of Mercury Air Group since October 1992. Mr. Kopko has been a partner in the law firm of McBreen & Kopko since January 1990. Mr. Kopko presently serves on the Board of Directors of Butler International, Inc. and Sonic Foundry, Inc. He was admitted to practice law in the State of Illinois. He attended the University of Connecticut, receiving a Bachelor of Arts degree in economics, magna cum laude. He, thereafter, received his Juris Doctorate degree from the University of Notre Dame where he was editor of the Notre Dame Law Review. Mr. Kopko also attended the University of Chicago and obtained his Master of Business Administration degree with High Honors.

     Gary J. Feracota has been a director of Mercury Air Group since November 2001. Mr. Feracota is, and has since January 2002, been a Principal of the Pinnacle Group, a privately-held fractional yacht leasing company. He is also a management consultant serving growth companies.

From June 2001 to January 2002, Mr. Feracota was President and Chief Executive Officer of Anlon Systems, consummating the sale of that company to a private investment group. From September 1997 to June 2001, he was a Partner at Deloitte Consulting. Mr. Feracota was an Associate Partner at Andersen Consulting, where he served as a management consultant from September 1988 to September 1997. He served as Director of Marketing for Seier Technologies from May 1985 to September 1988 and as a Member of the Technical Staff for Texas Instruments from July 1982 to August 1985. Mr. Feracota received a Bachelor degree in Energy Technology and Physics from Northern Illinois University and a Master of Business Administration degree from the University of Chicago.

     Sergei Kouzmine has been a director of Mercury Air Group since November 2001. Since February 2001, Mr. Kouzmine has been the President of ISB Development Corporation, a strategic management company. He is also a Financial Operational Principal at Alexander Capital , NASD Broker Dealer, since August 2003. From June 1997 to March 2003 he was the managing general partner of R.I.S., a partnership that invests in Russian businesses and from January 1998 to June 2000, he was the Chairman of the Board of one of the first investment institutions in the Siberian region of the Russian Federation – R.I.F. or Research Investment Finance. A nuclear physicist, Mr. Kouzmine earned a bachelor’s degree and a doctorate degree in physics, in Russia and earned a Master of Business Administration degree from the University of Chicago’s Graduate School of Business, where he graduated with honors.

     Michael Janowiak has been a director of Mercury Air Group since September 2002. Mr. Janowiak has been a Principal of a company known as Professional Education International (PEI), a professional training organization, since August 1985. Mr. Janowiak has 19 years experience in the information industry. He founded the publishing/research division of PEI. He has served on the Advisory Board of the Midtown Foundation since January 2001, as the Subsidiary Director of CIB Marine Bancshares, Inc., since November 2001, as Industry Advisor- Illinois Institute of Technology since January 1999, as member of the Advisory Board of Liquio Corporation since August 2002 and as member of the Advisory Board of Idynta Systems since December 2001. Mr. Janowiak attended the University of Arizona and the Stanford University Executive Program.

     Angelo Pusateri has been a director of Mercury Air Group since December 2002. In May 2002 he retired from Virgin Atlantic Airways Group, Ltd., after 18 years of service. He was President of Virgin Atlantic Cargo from October 1985 until his retirement and President of Virgin Security Services, Inc. from January 1993 to May 2002. Mr. Pusateri currently is an Adjunct Professor at Hofstra University and lectures on “International Strategic Management”. He earned a Master of Business Administration degree from City University of New York.

     There were four regular scheduled meetings and eleven telephonic meetings of the Board of Directors of the Corporation held during fiscal 2003, the period from July 1, 2002 through June 30, 2003.

     Our board has a Compensation Committee, an Audit Committee and a Nominating Committee.

     The duties of the Compensation Committee include making all decisions regarding cash and non-cash compensation (excluding standard employee benefits) paid or given to executive officers of the Corporation, negotiating and approving all employment agreements with executive officers, and negotiating and approving all transactions between the Corporation and its executive officers (whether or not the primary purpose of such transactions are compensatory). In addition, the Compensation Committee reviews the chief executive officer’s recommendations on compensation of all of our officers and adopting and changing major compensation policies and practices, and reports its recommendations to the whole Board of Directors for approval and authorization. The Compensation Committee also administers the Corporation’s non-cash employee incentive plans, including stock purchase and stock option grants. During our fiscal year ended June 30, 2003, Messrs. Feracota, Kouzmine, Janowiak and Kopko were the members of the Compensation Committee. None of Messrs. Feracota, Kouzmine, Janowiak and Kopko is or ever has been an employee of the Corporation. Each of Messrs. Feracota, Kouzmine, and Janowiak met Amex’s proposed standards for Compensation Committee independence. Going forward, membership on this committee will be changed to meet Amex’s proposed independence requirements. The Compensation Committee met two times during fiscal 2003.

     Our Audit Committee reports to the board regarding our independent public accountants, the scope and results of our annual audits, compliance with our accounting and financial policies and management’s procedures and policies relative to the adequacy of our internal accounting controls. The Audit Committee is responsible for the appointment, compensation and oversight of the Corporation’s outside accounting firm, and for the pre-approval of audit services and permissible non—audit services. The independent auditors report directly to the Audit Committee. The Audit Committee approves all related party transactions, and has the authority to engage independent counsel and other outside advisors.

     The Audit Committee is currently comprised of Messrs. Feracota, Kouzmine and Janowiak. Mr. Feracota serves as Chairman of the Audit Committee. The Audit Committee must certify that its meets the current and proposed size, experience and independence requirements of Amex. To reinforce the Audit Committee’s dedication to even more stringent legal and ethical accounting standards and practices, the board is reviewing a revised charter for the Audit Committee. A copy of our existing committee charter is attached as Exhibit A. The Audit Committee had eleven meetings during fiscal 2003.

     Mercury’s Nominating Committee recommends candidates for the election of directors, including when a vacancy occurs. Messrs. Czyzyk, Kopko and Dr. Fagan served on the Nominating Committee during fiscal 2003. The Nominating Committee did not meet formally during fiscal 2003, although the members had extensive informal discussions. Going forward, membership on this committee will be changed to meet Amex’s independence requirements.

     While the Nominating Committee is responsible for recommending candidates for election as directors at the Annual Meeting, stockholders also have an opportunity to nominate candidates for election to the board. In general, any stockholder wishing to do so must send notice of the intent to make a nomination to the secretary of Mercury Air Group at least 60 but not more than 90 days prior to the first anniversary of the date of the previous year’s Annual Meeting. The notice must contain biographical information about the nominee as required by our bylaws and by applicable securities laws and regulations and also information identifying the stockholder making the nomination and any beneficial owners on whose behalf the nomination is made. Further details about how a stockholder may nominate a person to serve on the Board of Directors can be found in our bylaws.

     In addition to the standing committees described above, the Board has appointed special committees comprised solely of independent directors to review and make recommendations regarding specific issues. These committees are the Asset Sale Committee, the Special Litigation Committee, the Reverse Stock Split Committee, the Permitted Financing Committee, the Building Lease Committee and the Exchange Offer Committee. Each of these Committees meets as necessary to accomplish its assigned tasks and may, if such committees deem appropriate, hire its own counsel and/or experts to assist it in fulfilling their duties.

     During fiscal 2003, each member of the Board of Directors attended at least 75% of the Board meetings and committee meetings for the committees on which he served, except for Sergei Kouzmine who attended 42 % of the Board of Directors and committee meetings on which he served.

     The seven nominees for director receiving the greater number of votes cast in person or by proxy will be elected.

     The Mercury Board of Directors unanimously recommends that the holders of Common and Preferred Stock vote FOR the election of all nominees.

PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information as of January 7, 2004 with respect to the ownership of the Corporation’s Common and Preferred Stock by: (a) each director of the Corporation; (b)each officer named in the Summary Compensation Table; c) the directors and executive officers of the Corporation, as a group; and (d) all persons known to the Corporation to be the beneficial owners of more than five percent (5%) of its outstanding Common Stock or Preferred Stock. As of January 7, 2004, there were 2,971,135 shares of Common Stock and 462,627 shares of Preferred Stock issued and outstanding. All entries in this chart and elsewhere in this proxy statement have been adjusted for the one-for- two reverse stock split of the Common Stock of the Corporation effective June 18, 2003.

	Shares and Percentage of Class Beneficially Owned(2)

	Common Stock			Preferred Stock
Name and Address (1)	Shares		Percent	Shares	Percent

Joseph A. Czyzyk	1,138,514	(3)	34.8%	—	—
William L. Silva	99,531	(4)	3.3%	—	—
Wayne J. Lovett	31,148	(5)	1.0%	25,820	5.6%
John Enticknap	31,250	(6)	1.0%	25,820	5.6%
Robert Schlax	12,750		*	—	—
Philip J. Fagan, Jr., M.D.	1,138,514	(7)	34.8%	—	—
2550 North Hollywood Way, Suite 209 Burbank, CA 91505
Frederick H. Kopko, Jr.	1,138,514	(8)	34.8%	—	—
20 North Wacker Drive, Suite 2520 Chicago, IL 60606
Gary Feracota	17,500	(9)	*	—	—
904 Williams St. River Forest, Ill 60305
Sergei Kouzmine	16,000	(10)	*	—	—
45 Williamsburg Rd. Evanston, Ill 60203
Michael H. Janowiak	7,500	(11)	*	—	—
6540 West Joliet Road #38 Countryside, Il 60525
Angelo Pusateri	1,375		*	—	—
17 Cary Rd. New Hyde Park, NY 11040
CFK Partners	1,138,514	(12)	34.8%	—	—
Allied Capital	226,407	(13)	7.1%	—	—
Corporation 1919 Pennsylvania Ave.,N.W. Washington, D.C. 20006
Dimensional Fund	174,101		5.3%	—	—

	Shares and Percentage of Class Beneficially Owned(2)

	Common Stock			Preferred Stock
Name and Address (1)	Shares		Percent	Shares		Percent

Advisors, Inc. 1299 Ocean Avenue 11th Floor Santa Monica, CA 90401 1
Beti Ward	3,000		*	250,000	(14)	43.2%
6644 Vista Del Mar Playa Del Rey, CA 90293
Jeff Stallones	8,250	(15)	*	160,987		34.8%
3808 World Houston Parkway, Suite B Houston, TX 77032
All directors and	1,355,568	(16)	40.4%	51,640		11.2%
executive officers as a group (11 persons)

*Less than one percent.

(1)	Unless otherwise indicated in the table, the address for each of the individuals named in the table is 5456 McConnell Avenue, Los Angeles, California 90066.

(2)	The percentage of shares beneficially owned is based on 2,971,135 shares of Common Stock and 462,627 shares of Preferred Stock outstanding as of December 29, 2003. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. The stock ownership information includes current shareholdings and shares with respect to which the named individual has the right to acquire beneficial ownership under options exercisable or other securities convertible within 60 days, as of December 29, 2003. These shares are deemed outstanding for the purpose of computing the percentage of outstanding shares owned by that person. These shares are not deemed outstanding, however, for the purposes of computing the percentage ownership of any other person.

(3)	Mr. Czyzyk owns 438,021 shares, which includes 382 shares held by Mr. Czyzyk, as custodian for his children and 2,131 shares held by Mr. Czyzyk’s wife as custodian for their children, as to which Mr. Czyzyk disclaims beneficial ownership. Table also includes 125,000 shares issuable upon exercise of options exercisable within 60 days from the date hereof . All of Mr. Czyzyk’s shares and options are held by CFK Partners. In addition, CFK Partners holds a proxy to vote all shares owned by Mr. Czyzyk. Table lists all shares and options held by CFK Partners (see note 12 below).

(4)	Includes 23,906 shares issuable upon exercise of options exercisable within 60 days from the date hereof.

(5)	Includes 15,000 shares issuable upon exercise of options exercisable within 60 days from the date hereof and 200 shares held by Mr. Lovett and his wife.

(6)	Includes 16,250 shares issuable upon exercise of options exercisable within 60 days from the date hereof.

(7)	Dr. Fagan owns 83,313 shares and an additional 85,250 shares issuable upon exercise of options exercisable within 60 days from the date hereof. All of Dr. Fagan’s shares and options are held by CFK Partners. In addition, CFK Partners holds a proxy to vote all shares owned by Dr. Fagan. Table lists all shares and options held by CFK Partners (see note 12 below).

(8)	Mr. Kopko owns 15,125 shares and an additional 83,688 shares issuable upon exercise of options exercisable within 60 days from the date hereof, all of which are held by CFK Partners. In addition, CFK Partners holds a proxy to vote all shares owned by Mr. Kopko. Table lists all shares and options held by CFK Partners (see note 12 below).

(9)	Includes 15,000 shares issuable upon exercise of options exercisable within 60 days from the date hereof.

(10)	Includes 15,000 shares issuable upon exercise of options exercisable within 60 days from the date hereof.

(11)	Consists of 7,500 shares issuable upon exercise of options exercisable within 60 days from the date hereof.

(12)	Consists of (i) 308,117 Shares beneficially owned, (ii) 83,313 shares and an additional 85,250 shares issuable upon exercise of options owned by Dr. Philip J. Fagan, (iii) 15,125 shares and an additional 83,688 shares issuable upon exercise of options owned by Mr. Frederick H. Kopko, Jr., (iv) 438,021 shares owned by Mr. Czyzyk, which include 382 shares held by Mr. Czyzyk as custodian for his children, and 2,131 shares held by Mr. Czyzyk’s wife as custodian for their children and (v) 125,000 shares issuable upon exercise of options owned by Mr. Czyzyk (collectively, the Shares). On July 27, 2000, Philip J. Fagan, M.D., Frederick H. Kopko, Jr. and Joseph A. Czyzyk (collectively, the Partners) formed CFK Partners f/k/a FK Partners, an Illinois general partnership (CFK Partners). CFK Partners holds all Shares beneficially owned by the Partners. Pursuant to Section 7 of the Partnership Agreement of CFK Partners, the Partners have agreed that the Shares shall be voted for Mr. Czyzyk, Dr. Fagan, and Mr. Kopko, or as designated by Mr. Czyzyk, Dr. Fagan and Mr. Kopko, respectively. Pursuant to the Partnership Agreement, the Partners agreed to elect Dr. Fagan as the Chairman of the Board of Directors of Mercury Air Group and to vote in favor of enacting a change to Mercury Air Group’s’ bylaws to make the Chairman of the Board’s position a non-executive officer position. On August 7, 2000, CFK Partners f/k/a FK Partners, Dr. Fagan and Messrs. Kopko and Czyzyk filed a Form 13D with the Securities and Exchange

Commission with respect to the Shares owned by them. Reference is made to that Form 13D for a complete description of the terms and conditions, including voting terms and conditions, on which the Shares are being held. Assuming no options are exercised, CFK Partners would beneficially own 24.5% of the outstanding common and preferred stock, voting as a single class.

(13)	Consists of 226,407 shares issuable upon exercise of warrants exercisable within 60 days from the date hereof.

(14)	Includes 50,000 shares of the Series A 8% Cumulative Convertible Preferred Stock held by Pacific Air Cargo, a company owned by Beti Ward.

(15)	Includes 6,250 shares issuable upon exercise of options exercisable within 60 days from the date hereof

(16)	Includes 386,594 shares issuable upon exercise of options exercisable within 60 days from the date hereof. Assuming no options are exercised, the directors and executive officers as a group would beneficially own 37.4% of the outstanding common and preferred stock, voting as a single class.

(17)	Based on publicly available information reported on February 6, 2004, Dimensional Fund Advisors, Inc. (“Dimensional’) is a beneficial owner of 174,101 shares as a result of acting as an investment advisor to various investment companies (the “Funds”). In addition, Dimensional has sole power to dispose of 174,101 shares owned by the Funds.

EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION

Executive Officers

     Set forth in the table below are the names, ages and positions held by all executive officers of the Corporation during fiscal year 2003.

Name	Age	Positions

Joseph A. Czyzyk	56	President, Chief Executive Officer, and Director

Robert M. Schlax	48	Chief Financial Officer and Vice President of Finance

William L. Silva	53	Executive Vice President and President of Maytag Aircraft Corporation (“Maytag”)

John L. Enticknap	59	Executive Vice President and Chief Operating Officer of Mercury Air Centers, Inc.

Wayne J. Lovett	55	Executive Vice President , Secretary and General Counsel

     Executive officers of the Corporation are appointed and serve at the discretion of the Board of Directors. Set forth below is a brief description of the business experience for the previous five years of all executive officers other than Mr. Czyzyk, who is also a director and whose business experiences are described above under the caption “Information Regarding Nominees.”

     Robert M. Schlax has been Chief Financial Officer of Mercury Air Group since November 2002 and Vice President of Finance since February 2002. Prior to joining Mercury Air Group he supported various business units over a 24 year period at UNOCAL Corporation including several key positions in Corporate Accounting. He received his Bachelor of Science in Accountancy from the University of Illinois and his Master of Business Administration degree from Pepperdine University.

     William L. Silva has been an Executive Vice President of Mercury Air Group since August 1993. He has been President and Chief Operating Officer of Maytag Aircraft Corporation since March 2000. He also served as Executive Vice President of Maytag from August 1993 through February 2000, Vice President from November 1987 through July 1993, and Director of Operations from October 1982 through 1987. Mr. Silva received a B.A. in Geology from the University of New Mexico. He is a retired U.S. Navy Commander.

     John L. Enticknap has been Executive Vice President of Mercury Air Group since December 2000. He has served as Chief Operating Officer of Mercury Air Centers, Inc. since November 1999. He served as Eastern Regional Manager from November 1998 to November 1999, Director of Business Development from April 1995 to November 1999 and as General Manager at the Mercury Air Center at DeKalb Peachtree Airport (PDK) from August 1996 to February 1999. He received a B.S. in Industrial Management from Northeastern University in Boston, Massachusetts and attended graduate school at the University of Pittsburgh. He holds an airline transport pilots certificate with Asmel and helicopter ratings.

     Wayne J. Lovett has been Executive Vice President of Mercury Air Group since May 2001 and has served as Corporate Secretary since June 1999. Mr. Lovett has been General Counsel since October 1997. Prior to joining Mercury Air Group he was the presiding Judge of the Lakeway, Texas Municipal Court and was previously Corporate Counsel and Secretary of Communications Transmission, Inc. (now Broadwing). He received a Bachelor of Science in Management from Northeastern University in Boston, Massachusetts and his Juris Doctorate, from South Texas College of Law in Houston, Texas.

Executive Compensation

     The following table sets forth the cash compensation paid or accrued by the Corporation to the Chief Executive Officer, and to the Corporation’s other four most highly compensated executive officers who were serving as executive officers at the end of fiscal 2003 and each of whose total annual salary and bonus exceed $100,000 (collectively, the named executive officers):

SUMMARY COMPENSATION TABLE

				Long-Term Compensation

				Awards	Payouts

	Fiscal	Annual		Securities	Long-Term
	Year	Salary		Underlying	Compensation	All Other
Name and Principal	(1)	(2)($)	Bonus($)	Options (#)	Payouts($)	Compensation ($)

Joseph A. Czyzyk	2003	847,780	220,000	-0-	-0-	17,450	(3)
President /CEO	2002	670,000	235,250	250,000	-0-	980
	2001	548,646	221,000	-0-	-0-	980
Robert M. Schlax	2003	184,883	8,865	-0-	-0-	40	(5)
Chief Financial Officer (4)	2002	59,935	-0-	-0-	-0-	40
	2001	—	—	—	—	—
William L. Silva	2003	185,708	33,000	-0-	-0-	6,950	(6)
Executive Vice President	2002	165,907	99,000	10,000	-0-	558
	2001	218,999	106,000	-0-	-0-	558
John L. Enticknap	2003	187,860	35,635	-0-	-0-	600	(7)
Executive Vice President	2002	171,875	25,000	10,000	-0-	600
	2001	177,907	-0-	10,000	-0-	600
Wayne J. Lovett	2003	200,618	11,310	-0-	-0-	600	(8)
Executive Vice President	2002	174,900	25,000	10,000	-0-	600
	2001	167,519	-0-	10,000	-0-	600

(1)	The period July 1, 2000 through June 30, 2001 is referred to as fiscal Year 2001; period July 1, 2001 through June 30, 2002 is referred to fiscal Year 2002; and period July 1, 2002 through June 30, 2003 us referred to fiscal Year 2003.

(2)	Includes and has been restated to include loan forgiveness with respect to Mercury financed purchases of Common Stock.

(3)	Consists of 401(k) contributions and life insurance premiums in the amounts of $300 and 17,150, respectively.

(4)	Mr. Schlax became employed by Mercury in February 2002.

(5)	Consists of life insurance premiums in the amount of $40.

(6)	Consists of 401(k) contributions and life insurance premiums in the amounts of $300 and $6,650 respectively.

(7)	Consists of 401(k) contributions and life insurance premiums in the amounts of $300 and $300, respectively.

(8)	Consists of 401(k) contributions and life insurance premiums in the amounts of $300 and $300, respectively.

No options were granted to the named executed officers in fiscal 2003.

     The following table sets forth information regarding option exercises during fiscal 2003 as well as the number and total of in-the-money options at June 30, 2003 for each of the named executive officers:

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES (1)

Value of
Unexercised In-The-
Money Options at
	Shares		Number of	Fiscal Year-End
	Acquired		Unexercised Options at	($)(3)(4)
	on	Value	Fiscal Year-End (#)	Exercisable/
	Exercise	Realized	Exercisable/	Unexercisable
Name	(#) (1)	($)(2)(3)	Unexercisable(1)	(1)

Joseph A. Czyzyk	15,730	53,388	125,000/-0-	0/-0-
Robert M. Schlax	-0-	-0-	0/-0-	0/-0-
William L. Silva	-0-	-0-	23,906/-0-	17,227-0-
John Enticknap	-0-	-0-	16,250/-0-	0/-0-
Wayne J. Lovett	-0-	-0-	15,000/-0-	0/-0-

(1)	As adjusted to reflect one-for-two reverse stock split effective June 18, 2003.

(2)	In accordance with the rules of the SEC, the amounts set forth in the “Value Realized” column of this table are calculated by subtracting the exercise price from the fair market value of the underlying Common Stock on the exercise date. The amounts reported thus reflect the increase in the price of the Common Stock from the option grant date to the option exercise date, but do not necessarily reflect actual proceeds received upon option exercises.

(3)	For purposes of this table, fair market value is deemed to be the average of the high and low Common Stock price reported by the American Stock Exchange Composite Transactions on the date indicated.

(4)	Based upon a fair market value of $6.20 per share at June 30, 2003.

Employment Agreements

     Dr. Fagan has an employment agreement with Mercury Air Group dated as of August 2000 pursuant to which Mercury Air Group employed him as Chairman of the Board for a three year period with automatic one year extensions at the end of each year until either party terminates the agreement in writing prior to such renewal. Under the employment agreement, Dr. Fagan’s annual compensation is $350,000 per year for consulting services, which is paid to CFK Partners, pursuant to the Partnership Agreement for CFK Partners.

     Mr. Czyzyk entered into an amended and restated employment agreement with Mercury Air Group as of May 22, 2002 pursuant to which Mercury Air Group will continue to employ him as its President/Chief Executive Officer, for a term ending on November 15, 2005, subject to automatic one-year extensions each successive November 15, unless either party gives 30 days’ notice of non-renewal. As of the date hereof, neither Mr. Czyzyk nor Mercury Air Group has given notice of non-renewal. Mr. Czyzyk assumed the position of Chief Executive Officer in December 1998. The agreement further provides for the continued nomination of Mr. Czyzyk to the Board of Directors of Mercury Air Group, so long as Mr. Czyzyk continues to serve as President/Chief Executive Officer.

     Mr. Czyzyk’s annual salary under the agreement is $520,000 of which, Mr. Czyzyk elected to receive $132,000 through his wholly owned corporation, Transportation Logistics, Inc., a California corporation, pursuant to a year to year consulting agreement dated as of January 1, 2002. In addition, Mr. Czyzyk receives compensation relating to services rendered to MercFuel, Inc., a wholly-owned subsidiary of the Corporation in the amount of $150,000 per year. Mr. Czyzyk is eligible to receive a bonus equal to: (i) 25% of his base compensation to the extent that Mercury Air Group’s operating income on a consolidated basis minus sales and general administrative expense and depreciation (EBIT) for the most recently completed fiscal year exceeds the average of EBIT for the prior three fiscal years; and (ii) 4.166 % of the amount by which EBIT for the most recently completed fiscal year exceeds the average of EBIT for the prior three fiscal years. Under the agreement, Mr. Czyzyk is eligible to participate in the 2002 Management Stock Purchase Plan, wherein he can purchase up to 193,825 shares of Mercury Air Group Common Stock from CFK Partners at a price of $15.00 per share, such purchase to be funded by Mercury Air Group. Mr. Czyzyk elected to participated in the 2002 Management Stock Purchase Plan, and purchased 193,825 shares of Mercury Air Group’s Common Stock, thereunder. Mr. Czyzyk’s obligations to repay Mercury Air Group are forgiven rateably over a 10-year period, provided Mr. Czyzyk remains employed by Mercury Air Group during such period. Mr. Czyzyk shall have no obligation to repay Mercury Air Group if he remains employed by Mercury Air Group after March 1, 2012, or in the event of a takeover of the Corporation by parties unrelated to the existing Board of Directors.

     In the event Mr. Czyzyk’s employment is terminated for cause, Mr. Czyzyk will not be entitled to receive or be paid a bonus. In the event Mr. Czyzyk’s employment is terminated without cause, Mercury Air Group will be obligated to pay Mr. Czyzyk the base compensation that would otherwise be paid to him over the remaining term of the agreement, and a bonus for the Fiscal year of termination in an amount which would otherwise be paid to him prorated over the days Mr. Czyzyk was employed by Mercury Air Group during the fiscal year of termination. “Cause” is defined in the employment agreement as misappropriation of corporate funds, negligence, Mr. Czyzyk’s voluntary abandonment of his job (other than following a Change in Control) or a breach of the employment agreement. In the event of Mr. Czyzyk’s death, Mr. Czyzyk’s estate or beneficiary will be entitled to receive the death benefits of a $10,000,000 insurance policy, but all other obligations under his employment agreement will terminate and Mercury Air Group’s only obligation will be to pay Mr. Czyzyk or his estate all accrued salary through the end of the month of his death. In the event of Mr. Czyzyk’s disability for a period of more than six (6) weeks, Mr. Czyzyk’s base salary will be reduced by 50% during the period of disability. If Mr. Czyzyk is disabled for a period of more than 12 months, Mercury Air Group will be obligated to pay Mr. Czyzyk the same amount that would have been paid to Mr. Czyzyk if his employment was terminated without cause, except that all amounts paid to Mr.Czyzyk under any long-term disability insurance policy maintained by Mercury Air Group will be credited as if paid by Mercury Air Group to Mr.Czyzyk and after giving effect to any federal or state income tax savings resulting from the payment under a disability policy (as opposed to taxable salary). The employment agreement further provides that Mr.Czyzyk may terminate his employment following a “Change in Control”, in which event Mr.Czyzyk will be entitled to be paid the entire balance of his base compensation remaining to be paid to Mr.Czyzyk over the remaining term of the agreement. The agreement provides for a five-year post-employment, non-competition covenant.

     Mr. Lovett entered into an employment agreement with Mercury Air Group dated May 22, 2002 pursuant to which Mercury Air Group will employ him as Executive Vice President, Corporate Secretary and General Counsel for a term ending on May 22, 2005, subject to automatic one-year extensions each successive May 22, unless either party gives 30 days’ notice of non-renewal. Under the employment agreement, Mr. Lovett’s annual compensation is $179,000. Under the agreement, Mr. Lovett is eligible to participate in the 2002 Management Stock Purchase Plan, wherein he can purchase up to 15,948 shares of Mercury Air Group’s Common Stock from CFK Partners a price of $15.00 per share, such purchase to be funded by the Mercury Air Group. Mr. Lovett elected to participated in the 2002 Management Stock Purchase Plan, and purchased 15,948 shares of Mercury Air Group’s Common Stock. Mr. Lovett’s obligations to repay Mercury Air Group are forgiven over a 10-year period, provided Mr. Lovett, remains employed by Mercury Air Group during such period. Mr. Lovett shall have no obligation to repay Mercury Air Group if he remains employed by Mercury Air Group after March 1, 2012 or in the event of a takeover of the Corporation by parties unrelated to the existing Board of Directors.

     In the event Mr. Lovett’s employment is terminated for cause, or in the event of the death or disability of Mr. Lovett, all rights of Mr. Lovett under his employment agreement will cease. In the event Mr. Lovett’s employment is terminated without cause, Mercury Air Group will be obligated to pay Mr. Lovett the lesser of one year’s base compensation or the base compensation that would otherwise be paid to him over the remaining term of the agreement, with a minimum of six (6) months base compensation. “Cause” is defined in the employment agreement as misappropriation of corporate funds, negligence, Mr. Lovett’s voluntary abandonment of his job (other than following a Change in Control) or a breach of the employment agreement. The employment agreement further provides that Mr. Lovett may terminate his employment following a “Change in Control”, in which event Mr. Lovett will be entitled to be paid the lesser of one year’s base compensation or the entire balance of his base compensation remaining to be paid to Mr. Lovett over the remaining term of the agreement. The agreement provides for a six-month post-employment, non-competition covenant.

     Mr. Enticknap entered into an employment agreement with Mercury Air Group dated May 22, 2002 pursuant to which Mercury Air Group will employ him as Executive Vice President of Mercury Air Group and Chief Operating Officer of Mercury Air Centers, for a term ending on May 22, 2005, subject to automatic one-year extensions each successive May 22, unless either party gives 30 days’ notice of non-renewal. Under the employment agreement, Mr. Enticknap’s annual compensation is $181,500. Under the agreement, Mr. Enticknap is eligible to participate in the 2002 Management Stock Purchase, wherein he can purchase up to 15,000 shares of Mercury Air Group’s

Common Stock from CFK Partners a price of $15.00 per share, such purchase to be funded by Mercury Air Group. Mr. Enticknap elected to participated in the 2002 Management Stock Purchase Plan, and purchased 15,000 shares of Mercury Air Group’s Common Stock. Mr. Enticknap’s obligations to repay Mercury Air Group are forgiven over a 8-year period, provided Mr. Enticknap, remains employed by Mercury Air Group during such period Mr. Enticknap shall have no obligation to repay Mercury Air Group if he remains employed by Mercury Air Group after March 1, 2010 or in the event of a takeover of the Corporation by parties unrelated to the existing Board of Directors.

     In the event Mr. Enticknap’s employment is terminated for cause, or in the event of the death or disability of Mr. Enticknap, all rights of Mr. Enticknap under the Agreement will cease. In the event Mr. Enticknap’s employment is terminated without cause, Mercury Air Group will be obligated to pay Mr. Enticknap the lesser of one year’s base compensation or the base compensation that would otherwise be paid to him over the remaining term of the agreement, with a minimum of six (6) months base compensation. “Cause” is defined in the employment agreement as misappropriation of corporate funds, negligence, Mr. Enticknap’s voluntary abandonment of his job (other than following a Change in Control) or a breach of the employment agreement. The employment agreement further provides that Mr. Enticknap may terminate his employment following a “Change in Control”, in which event Mr. Enticknap will be entitled to be paid the lesser of one year’s base compensation or the entire balance of his base compensation remaining to be paid to Mr. Enticknap over the remaining term of the agreement. The agreement provides for a six-month post-employment, non-competition covenant.

     Mr. Schlax entered into an employment agreement with Mercury Air Group dated May 22, 2002 pursuant to which Mercury Air Group will employ him as Chief Financial Officer of Mercury Air Group for a term ending on May 22, 2005, subject to automatic one-year extensions each successive May 22, unless either party gives 30 days’ notice of non-renewal. Under the employment agreement, Mr. Schlax’s annual compensation is $170,000. Under the agreement, Mr. Schlax is eligible to participate in the 2002 Management Stock Purchase, wherein he can purchase up to 12,500 shares of Mercury Air Group’s Common Stock from CFK Partners at a price of $15.00 per share, such purchase to be funded by Mercury Air Group. Mr. Schlax elected to participated in the 2002 Management Stock Purchase Plan, and purchased 12,500 shares of Mercury Air Group’s Common Stock. Mr. Schlax’s obligations to repay Mercury Air Group are forgiven over a 10-year period, provided Mr. Schlax, remains employed by Mercury Air Group during such period Mr. Schlax shall have no obligation to repay Mercury Air Group if he remains employed by Mercury Air Group after March 1, 2012 or in the event of a takeover of the Corporation by parties unrelated to the existing Board of Directors.

     In the event Mr. Schlax’s employment is terminated for cause, or in the event of the death or disability of Mr. Schlax, all rights of Mr. Schlax under the Agreement will cease. In the event Mr. Schlax’s employment is terminated without cause, Mercury Air Group will be obligated to pay Mr. Schlax the lesser of one year’s base compensation or the base compensation that would otherwise be paid to him over the remaining term of the agreement, with a minimum of six (6) months base compensation. “Cause” is defined in the employment agreement as misappropriation of corporate funds, negligence, Mr. Schlax’s voluntary abandonment of his job (other than following a Change in Control) or a breach of the employment agreement. The employment agreement further provides that

Mr. Schlax may terminate his employment following a “Change in Control”, in which event Mr. Schlax will be entitled to be paid the lesser of one year’s base compensation or the entire balance of his base compensation remaining to be paid to Mr. Schlax over the remaining term of the agreement. The agreement provides for a six-month post-employment, non-competition covenant.

Certain Transactions

     CFK Partners and CFK Realty Partners, LLC are partnerships consisting of three of the Corporation’s directors, one of whom also serves as the Corporation’s Chief Executive Officer and another who serves as Chairman of the Board and another who serves as outside counsel on various general corporate legal matters. In addition, CFK Partners also owns approximately 24.5% of the Corporation’s issued and outstanding common and preferred stock.

     In January 2002, the Corporation sold the land and the office building which houses its corporate headquarters to CFK Realty Partners, LLC for $4,200,000, consisting of $2,800,000 cash and a note receivable of $1,400,000. The note accrues interest at 5% and is due December 31, 2004. The Corporation has also entered into a 20 year lease for the property which provides for monthly rental payments in the amount of $36,664. These transactions were conducted on an arms-length basis. For the twelve month period ended June 30, 2003, the Corporation has expended $275,000 for leasehold improvements on its corporate headquarters. This amount will be amortized over the office lease term. The financial statements of CFK Realty are fully consolidated with the consolidated financial statements of the Corporation.

     The Corporation and its Chairman (collectively, the “Members”) each own an equity interest in MercMed LLC (“MercMed”) of 64.94% and 35.06%, respectively. MercMed was formed for the purpose of owning and operating an aircraft for the Members. In June 2003, the Members amended the MercMed Operating to amend each Member’s ownership interest from 50% for each Member to the ownership percentages previously noted. On March 27, 2003, MercMed obtained new financing for the aircraft which is a 15-year loan with the interest rate being fixed for the initial 36-month period. At the end of the initial 36-month period, the interest rate will be reviewed and fixed at the then Federal Home Loan Bank’s regular three-year interest rate plus 275 basis points. Each of the Members are guarantors of this note. Since the inception of the new loan and through June 30, 2003, MercMed is current on the payments due. The outstanding principal amount of the loan as of June 30, 2003 was $696,000.

     The Corporation uses the services of the legal firm McBreen & Kopko (the “Firm”) for various general corporate legal matters. Mr. Frederick H. Kopko, Jr., a partner of the Firm, is a member of the Corporation’s Board of Directors and is a partner with CFK Partners and CFK Realty Partners, LLC. For the twelve month periods ended June 30, 2003, the Corporation paid the Firm $669,000 for legal services rendered.

     On May 22, 2002, Mr. Czyzyk entered into an amended and restated employment agreement with Mercury Air Group, and, on the same date, Messrs. Lovett, Enticknap, Schlax, Steven Antonoff, Vice President of Human Services (“Antonoff”) and Mark Coleman, formerly Chief Operating Officer of Mercury Air Cargo (“Coleman”) entered into employment agreements with Mercury Air Group. Under the terms of Mr. Czyzyk’s amended and restated employment agreement and the employment agreements of Messrs. Lovett, Enticknap, Schlax, Antonoff and Coleman, each such officer participated in the 2002 Management Stock Purchase Plan wherein Messrs. Czyzyk, Lovett, Enticknap, Schlax, Antonoff and Coleman purchased 193,825, 15,948, 15,000, 12,500, 12,500 and 12,500 shares of Mercury Air Group’s Common Stock from CFK Partners at a price of $15.00 per share, with such purchases funded by Mercury Air Group. Each of the officers obligations to repay Mercury Air Group are forgiven rateably over a 10-year period, except for Mr. Enticknap whose forgiveness is over 8 years, provided each such officer remains employed by Mercury Air Group during such period. Each officer shall have no obligation to repay Mercury Air Group if he remains employed by Mercury Air Group after March 1, 2012 or in the event of a takeover of the Corporation by parties unrelated to the existing Board of Directors. Mr. Coleman’s employment was terminated as of December 5, 2003 when he was replaced by Paul Martins.

     Mercury Air Group has Indemnity Agreements with each of its directors and executive officers which require Mercury Air Group, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors, officers, employees or agents of Mercury Air Group, and, under certain circumstances, to advance their expenses incurred as a result of proceedings brought against them. In order to be entitled to indemnification, the executive officer or director must have acted in a manner reasonably believed to be in, or not opposed to, the best interests of Mercury Air Group and, with respect to a criminal matter, in a manner which he had no reason to believe was illegal.

Compensation of Directors

     During fiscal 2003, directors who were not employees of the Corporation were paid an annual minimum of $15,000 in fees paid in advance on the Annual Meeting date, $1,000 per Board or Committees meeting and $500 per telephonic meeting paid in arrears after each meeting. Directors were also reimbursed for their travel, meals, lodging and out-of-pocket expenses incurred in connection with attending Board or Committee meetings.

Compensation Committee Interlocks and Insider Participation

     During fiscal 2003, the Corporation’s Compensation Committee consisted of Messrs. Kouzmine, Kopko, Feracota, and Mr. Janowiak.

     CFK Partners and CFK Realty Partners, LP are partnerships consisting of three of the Corporation’s directors, one of whom also serves as the Corporation’s Chief Executive Officer and another who serves as Chairman of the Board and another serves as outside legal counsel on various general Corporate legal matters. In addition, CFK Partners also owns approximately 24.5% of the Corporation’s outstanding common and preferred Stock.

     In January 2002, the Corporation sold the land and the office building which houses its corporate headquarters to CFK Realty Partners, LP for $4,200,000, consisting of $2,800,000 cash and a note receivable of $1,400,000. The note accrues interest at 5% and is due December 31, 2004. The Corporation has also entered into a 20 year lease for the property which provides for monthly rental payments in the amount of $36,664. For the twelve month period ended June 30, 2003, the

Corporation has expended $275,000 for leasehold improvements on its corporate headquarters. This amount will be amortized over the office lease term.

     The Corporation uses the services of the legal firm McBreen & Kopko (the Firm) for various general corporate legal matters. Mr. Frederick H. Kopko, Jr., a partner of the Firm, is a member of the Corporation’s Board of Directors and is a partner with CFK Partners and CFK Realty Partners, LP. For the twelve month periods ended June 30, 2003, the Corporation paid the Firm $669,000 for legal services rendered.

REPORT OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

     This report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing made by the Corporation under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

     Under the rules established by the SEC, the Corporation is required to provide certain data and information regarding the compensation and benefits provided to the Corporation’s Chief Executive Officer, Mr. Czyzyk, and the Corporation’s other executive officers, Messrs. Silva, Enticknap, Lovett and Schlax. The disclosure requirements for the named executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

Compensation Philosophy

     This report reflects the Corporation’s compensation philosophy as endorsed by the Compensation Committee and resulting actions taken by the Corporation for the reporting periods shown in the various compensation tables supporting this report. The Compensation Committee approves salary and bonus amounts, other award levels and benefits for all executive officers of the Corporation and is responsible for administering the Corporation’s non-cash compensation plans, including stock option and stock purchase arrangements.

     The executive compensation programs of the Corporation have been designed to:

•	Embody a pay for performance policy where compensation amounts are affected by corporate, operating unit and individual performance as measured by earnings and selective personal objectives;

•	Motivate key senior executives to achieve strategic business initiatives and reward them for their achievements;

•	Provide compensation opportunities which are, in the judgment of the Compensation Committee, comparable to those offered by other leading companies, thus allowing the Corporation to compete for and retain talented executives who are critical to the Corporation’s long-term success; and

•	Align the interest of executives with long-term interests of the stockholders through Common Stock ownership and stock option programs.

Compensation Mechanisms

     At present, the executive compensation program is comprised of salary, annual cash bonus programs, long-term incentive opportunities in the form of Corporation financed stock ownership opportunities and stock options and other benefits typically provided to executives by major corporations

     Executive officer salaries are determined based on individual performance, position, tenure, salary history, internal comparability considerations and in some instances the results of arm’s length negotiations in connection with the start-up of a new operating unit. In determining salaries, the Compensation Committee uses surveys and the personal knowledge of its members regarding compensation levels for similar positions at other companies generally. During fiscal 2002, the Compensation Committee obtained salary surveys from WYATT Data Services and ExecPay.Com, Inc. to determine salaries at comparable companies. For each executive officer with operational responsibilities, a significant portion of total compensation is a bonus based on the earnings of the Corporation or the specific operating unit for which he has profit and loss statement responsibility. As a result, an executive officer’s compensation can vary substantially from year-to-year based on the Corporation’s or a specific operating unit’s earnings performance. For fiscal 2002, the bonus for executive officers with operating unit responsibility was principally based on an individual’s success in exceeding the budgeted earnings for his operating unit. For a number of years through fiscal 2002 there have been several bonus programs in existence whereby selected executives were considered for annual cash awards. Beginning on July 2002 (Fiscal 2003), a single executive compensation program was implemented with the approval of the Compensation Committee. This new program provides the opportunity for key executives and managers to earn a predetermined potential cash bonus based on achieving certain financial and personal objectives. These objectives are agreed to at the beginning of each fiscal year.

     Each of the Corporation’s executive officers may also be compensated in part through Corporation financed Common Stock ownership and stock options. The Corporation currently has in place the 1990 Long-Term Incentive Plan, the 1998 Long-Term Incentive Stock Option Plan, and the 2001 Stock Incentive Plan which provides for stock option grants to key employees at the current fair market value on the date of grant. Each of the Corporation’s executive officers currently holds options granted under the 2001 Stock Incentive Plan, the 1998 Long-Term Incentive Stock Option Plan or 1990 Long-Term Incentive Plan, except for Mr. Schlax. Option awards to each executive officer have been based on the executive’s level of responsibility, past performance and internal comparability considerations. As part of the executive compensation program cited above and also beginning in fiscal 2003, a very select number of key executives have been selected to participate in the Corporation’s stock option program. There are several levels of participation and these executives will receive annual stock options grants if recommended by management and approved by the Compensation Committee and the Board of Directors.

     The Compensation Committee will continue to support a pay for performance approach for Corporation executives for both short term and long term considerations.

Executive Officers Compensation

     During fiscal 2003 cash bonuses were awarded to the following executives:

Name	Amount

Joseph A. Czyzyk	$220,000
William S. Silva	$33,000
Wayne J. Lovett	$11,310
John Enticknap	$35,635
Robert M. Schlax	$8,865

     The bonus plan for Mr. Czyzyk was based on exceeding the Corporation’s average earnings for the prior three years, encouraging Mr. Czyzyk to budget for aggressive growth. Mr. Czyzyk’s future bonuses will now be included as a part of the new management incentive plan. The Compensation Committee also retains discretion to reward exceptional achievement or correct over-all inequities through discretionary bonuses. The Compensation Committee has the discretion to waive the requirement to exceed this average in 2003 if there were extenuating circumstances. There were several external circumstances that were judged by the Committee to be not under the control of the senior management and a waiver was granted permitting a bonus award to these individuals in fiscal Year 2003.

     During fiscal 2003, the Compensation Committee did not approve any options to purchase shares of the Corporation’s stock. In connection with its decisions, the Compensation Committee reviews and considers the written recommendations of its Chief Executive Officer, Joseph A. Czyzyk. As described above, a large portion of Mr. Czyzyk’s compensation is based on the earnings of the Corporation and he is a significant stockholder of the Corporation. Accordingly, the Compensation Committee believes that the recommendations for other employees are likely to be consistent with the Compensation Committee’s philosophy of encouraging earnings growth and strategic decisions designed to maximize stockholder return.

Compliance with Internal Revenue Code Section 162(m)

     The Internal Revenue Code precludes the Corporation from taking a deduction for compensation in excess of $1 million for the officers named in the Summary Compensation Table. Certain performance-based compensation is specifically excluded from the deduction limit. The Corporation’s policy is to qualify, to the extent reasonable, the compensation of executive officers for deductibility under applicable tax laws. However, the Compensation Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executives who will further the Corporation’s success, and that the loss of tax deduction may be necessary in some circumstances.

Compensation Committee Members
Sergei Kouzmine, Chair
Frederick H. Kopko, Jr.
Gary Feracota
Michael Janowiak

AUDIT COMMITTEE REPORT

     The primary function of the Audit Committee is to assist the board in fulfilling its oversight responsibilities by reviewing:

•	the financial information that will be provided to the stockholders and others;

•	the systems of internal controls that management and the board have established; and

•	all audit processes.

     The general responsibilities of the Audit Committee include:

•	providing open avenues of communication between the independent accountants and the board;

•	reporting significant Audit Committee actions to the full board and making appropriate recommendations to the board; and

•	conducting or authorizing investigations into matters within the Audit Committee’s scope of responsibility including retaining independent counsel, accountants or others as necessary to assist in an investigation.

     The Audit Committee is responsible for the appointment, compensation and oversight of the Corporation’s outside accounting firm, and for the pre-approval of audit services and permissible non-audit services. The independent auditors report directly to the Audit Committee. The committee also approves all related party transactions, unless specifically delegated to another independent committee of directors or to all independent directors as a group.

     The Audit Committee has reviewed the relevant requirements of the Sarbanes-Oxley Act of 2002 and the proposed rules of the SEC and the Amex regarding Audit Committee procedures and responsibilities. Although the Audit Committee’s existing procedures and responsibilities generally complied with the requirements of these rules and standards [except as set out in Information Regarding Nominees on page 69 as to the Amex requirements regarding Audit Committee financial sophistication requirements], the Board of Directors is reviewing amendments to the Audit Committee’s charter to implement certain of the rules and to make explicit its adherence to others.

     Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with generally accepted accounting principles in the United States of America, the system of internal controls, and procedures used to ensure compliance with accounting standards and applicable laws and regulations. The independent auditors have the responsibility for the examination of those statements. The Audit Committee’s responsibility is to monitor and review these processes and procedures, however, the members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. The Audit Committee relied, without independent verification, on the information provided to the committee and on the representations made by management that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Corporation’s accounting principles, and such other matters as are required to be discussed with the Audit Committee. The Audit Committee also discussed with the Corporation’s independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their audits, their evaluations of the Corporation’s internal controls, and the overall quality of the Corporation’s financial reporting as required by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

     In light of the current environment, the Audit Committee focused increased attention to the disclosure of critical accounting policies. The Audit Committee discussed with management and the independent auditors that the critical accounting policies were fully described and that all material commitments and contingencies were likewise appropriately disclosed.

     PricewaterhouseCoopers LLP has provided the Audit Committee with a formal written statement describing all relationships between the auditors and the Corporation that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee discussed with the auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee also reviewed, among other things, the amount of fees paid to PricewaterhouseCoopers LLP for audit and non-audit services and considered whether the provision of non- audit services by PricewaterhouseCoopers LLP is compatible with maintaining PricewaterhouseCoopers LLP independence.

     In December 2003, the Audit Committee determined that PricewaterhouseCoopers LLP should re-audit the Corporation’s prior two years’ financial statements as a result of certain findings made by management and its current independent accountants during the course of conducting the audit of the Corporation’s financial statements for fiscal year ended June 30, 2003. For a more complete explanation of this process and results see the Corporation’s Annual Report on Form 10-K attached hereto as Exhibit G for the year ended June 30, 2003 on file with the SEC.

     Based on these reviews and discussions with management and PricewaterhouseCoopers, LLP and subject to our role and responsibilities described above and in the Audit Committee Charter, the Audit Committee decided that the financial statements should be included in the Corporation’s Annual Report on Form 10-K for the year ended June 30, 2003 for filing with the SEC.

     The foregoing has been approved by all members of the Audit Committee.

Gary Feracota, Audit Committee Chair

Sergei Kouzmine, Audit Committee Member

Michael Janowiak, Audit Committee Member

January —, 2004

STOCK PRICE PERFORMANCE GRAPH

The Stock Price Performance Graph set forth below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing made by the Corporation under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

The graph below compares cumulative total return of Mercury Air Group, Inc., the Amex Market Value and the Dow Jones U.S. Industrial Transportation Index.

SECTION 16 DISCLOSURE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s executive officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership with the SEC and Amex. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no annual corrective filings were required for those persons, the Corporation believes that all filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors, upon the recommendation of the Audit Committee, has appointed the firm of PricewaterhouseCoopers LLP (“PwC”) as independent auditors to audit our financial statements for the year ending June 30, 2004, and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. Representatives of the firm are expected to be present at the Annual Meeting to respond to stockholders’ questions and to have the opportunity to make any statements they consider appropriate.

     Stockholder ratification of the selection of PwC as our independent auditors is not required by our Bylaws or otherwise. However, the Board is submitting the selection of PwC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board and the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the board and the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interest of Mercury and its stockholders.

     The ratification of the appointment of PwC as independent auditors requires the approval of a majority of the votes cast by holders of our shares. Shares may be voted for or withheld from this matter. Shares that are withheld and broker non-votes will have no effect on this matter because ratification of the appointment of PwC requires a majority of the shares cast.

Recommendation of Board of Directors

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3 RATIFYING THE APPOINTMENT OF PWC AS INDEPENDENT AUDITORS FOR MERCURY.

INFORMATION RELATING TO THE CORPORATION’S INDEPENDENT PUBLIC ACCOUNTANTS

     On June 16, 2003, the Corporation dismissed Deloitte & Touche LLP (“D&T”) as its independent audit firm.

     The audit reports of D&T on the consolidated financial statements of the Corporation for each of the years in the two year period ended June 30, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     The decision to change the Corporation’s independent audit firm was approved by the Corporation’s Audit Committee and ratified and confirmed by the Corporation’s Board of Directors.

     During the two fiscal years ended June 30, 2002, and the subsequent interim period through June 16, 2003, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to D&T’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the consolidated financial statements for such periods.

     During the past two fiscal years and through June 16, 2003, D&T has not advised the Corporation of any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934).

     The Corporation engaged PwC as its new certifying accountant as of June 16, 2003. During the two most recent fiscal years and through the date of PwC’s engagement, the Corporation has not consulted with PwC regarding any matters specified in Items 304(a)(2)(i) or (ii) of Regulation S-K under the Securities Exchange Act of 1934. The Corporation has authorized D&T to respond fully to any inquiries from PwC relating to D&T’s engagement as the Corporation’s independent accountant. A representative of PwC is expected to be at the Annual Meeting and will have the opportunity to make a statement if the representative desires to do so and is also expected to be available to respond to appropriate questions.

The following table sets forth the aggregate fees billed or to be billed by PwC and D&T for services performed for the fiscal years 2003 and fees billed by D&T for the fiscal year 2002. Under the SEC’s new rule on auditor independence, which is effective for the first fiscal year ending after December 15, 2003 and was adopted as a result of implementing the Sarbanes-Oxley Act of 2002, fees would be categorized as follows:

	Fiscal Year
PwC
Category of Fees	2003	2002
Audit Fees	$485,000	n/a
Audit related fees	0	n/a
Fees for tax services	$270,000	n/a

D&T
Category of Fees	2003	2002
Audit Fees	$410,800	$212,500
Audit related fees	290,680	282,857
Fees for tax services	257,930	234,337

     Audit fees: Aggregate fees for the fiscal years ended June 30, 2003 and 2002, respectively, were for professional services rendered for the audits of Mercury’s year-end financial statements and limited reviews of Mercury’s unaudited quarterly financial statements, issuances of consents, income tax provision procedures and assistance with the review of documents filed with the SEC. The audit fees for 2003 includes $300,000 associated with the re-audit of Mercury’s financial statements for the fiscal years ended June 30, 2002 and 2001.

     Audit related fees: Aggregate fees for the fiscal year ended June 30, 2003 and 2002, respectively, were for assurance and related services associated with acquisition due diligence and services performed for the refilling of the quarterly reports on Form 10-Q for each of the first three quarters of fiscal 2002.

     Tax services: Aggregate fess for the fiscal years ended June 30, 2003 and 2002, respectively, were for services related to tax compliance, including the preparation of tax returns and claims for refunds, tax planning and advice including assistance with tax audits, assistance with documentation and filing for certain tax credits and advice related to mergers and acquisitions.

     Our Audit Committee has considered whether such services that PwC provides are compatible with maintaining PwC’s independence as auditors.

     Our Audit Committee must now pre-approve all non-audit services provided to us by our independent accountants. This pre-approval authority may be delegated to a single member of the Audit Committee and then reviewed by the entire Audit Committee at the committee’s next meeting. Approvals of non-audit services will be publicly disclosed in our periodic reports filed with the SEC.

WHERE CAN I GET MORE INFORMATION?

     Mercury Air Group files annual, quarterly and special reports, Proxy Statements and other information with the SEC. Mercury Air Group’s SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov and can also be accessed through Mercury Air Group’s website at www.mercuryair.com . You may also read and copy any document Mercury Air Group files with the SEC at its public reference facilities at 450 Fifth Street, N.W., Washington, D.C. 20549. You may also obtain copies of any document Mercury Air Group files at prescribed rates by writing to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

     Enclosed with this Proxy is a copy of Mercury Air Group’s Annual Report on Form 10- K for the fiscal year ended June 30, 2003, along with the accompanying financial statements and schedules. If you would like copies of any other recently filed documents, please direct your request to Wayne J. Lovett, Mercury Air Group, Inc., 5456 McConnell Avenue, Los Angeles, California 90066, (310) 827- 2737.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Any stockholder proposal intended to be presented at the Company’s next annual meeting must be received by Wayne J. Lovett, the Secretary of the Company, at 5456 McConnell Avenue, Los Angeles, California 90066, no later than      , 2004 in order to be considered for inclusion in the proxy statement and form of proxy for such meeting. According to our bylaws, only proposals submitted after      , 2004 but prior to      , 2004 may be voted on by our stockholders, regardless of whether they are included in the proxy statement for next year’s annual meeting. Any proposals should be submitted by certified mail, return receipt requested. A stockholder wishing to present a nomination for election of a director or to bring any other matter before an annual meeting of stockholders should request a copy of our bylaws from our Secretary in order to conform to the requirements set forth in those bylaws.

FINANCIAL AND OTHER INFORMATION INCLUDED HEREIN

     Included with this proxy statement are the following documents:

     Exhibit D - certain unaudited pro forma financial data for Mercury and unaudited stand-along financial data for Air Centers.

     Exhibit E - certain selected financial data for Mercury.

     Exhibit F - Mercury’s annual report on Form 10-K for the fiscal year ended June 30, 2003.

     Exhibit G – Mercury’s quarterly report on Form 10-Q for the fiscal quarter ended September 30, 2003.

     Exhibit H – Mercury’s quarterly report on Form 10-Q for the fiscal quarter ended December 31, 2003.

GENERAL

     A copy of our Annual Report to Stockholders for the fiscal year ended June 30, 2003 is being mailed, together with this Proxy Statement, to each stockholder. Additional copies of such Annual Report and the Notice of Annual Meeting, this Proxy Statement and the accompanying proxy may be obtained from us. We have retained J. Morrow & Co to assist in the solicitation of proxies, primarily from brokers, banks and other nominees, for an estimated fee of $10,000 plus expenses We will, upon request, reimburse brokers, banks and other nominees, for costs incurred by them in forwarding proxy material and the Annual Report to beneficial owners of Common Stock. In addition, directors, officers, and regular employees of Mercury and its subsidiaries, at no additional compensation, may solicit proxies by telephone, telegram or in person. All expenses in connection with soliciting management proxies for this year’s Annual Meeting, including the cost of preparing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement and the accompanying proxy, are to be paid by Mercury.

     Mercury will provide without charge (except for exhibits) to any record or beneficial owner of its securities on written request, a copy of Mercury’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended June 30, 2003, including the financial statements and schedules thereto. Mercury will provide without to any record or beneficial owner of its securities on written request, a copy of Mercury’s current Ethics Code. Exhibits to said report will be provided upon payment of fees limited to Mercury’s reasonable expenses in furnishing such exhibits. Written requests should be directed to Investor Relations, 5456 McConnell Avenue, Los Angeles, California, 90066.

     In order to assure the presence of the necessary quorum at this year’s Annual Meeting, and to save mercury the expense of further mailing, please date, sign and mail the enclosed proxy promptly in the envelope provided. No postage is required if mailed within the United States. The signing of a proxy will not prevent a stockholder of record from voting in person at the meeting.

OTHER MATTERS

     Management knows of no other matter to be presented at the Annual Meeting which are proper subjects for action by the stockholders. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons voting such proxies.

By Order of the Board of Directors

Los Angeles, California	Wayne J. Lovett
February —, 2004	Executive Vice President &
Secretary

GLOSSARY OF TERMS

Acquisition Proposal	Any offer or proposal (other than an offer or proposal by Allied Capital) relating to any Acquisition Transaction.

Acquisition Transaction	Any transaction or series of related transactions other than the Proposed Transaction involving: (i) any acquisition or purchase from Mercury by any person or “group” (as defined in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations thereunder) of all of the outstanding voting securities of Air Centers or any tender offer or exchange offer that if consummated would result in any person or “group” beneficially owning all of the outstanding voting securities of Air Centers or any merger, consolidation, business combination or similar transaction involving Air Centers pursuant to which Mercury holds none of the equity interests in the surviving or resulting entity of such transaction; (ii) any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of all or substantially all of the assets of Air Centers; or (iii) any liquidation, dissolution, recapitalization or other significant corporate reorganization of Air Centers.

Air Cargo	Mercury Air Cargo, Inc., a California corporation, a wholly-owned subsidiary of Mercury engaged in the business of Cargo Space Logistics and general cargo sales agent services.

Air Centers	Mercury Air Centers, Inc., a California corporation, a wholly-owned subsidiary of Mercury engaged in the FBO Business.

Aircraft Tie-Down Services	Aircraft ground support services, aircraft hangar services and secured aircraft parking.

Allied Capital	Allied Capital Corporation, a Maryland corporation, the buyer in the Proposed Transaction.

Allied Capital Note	The Whitney Note assigned to Allied and amended and restated dated October 28, 2003 by and among Mercury and Allied. The Allied Capital Note does not contain the Whitney Note Penalty Provisions. The note matures on December 31, 2005 and will be prepaid with a portion of the proceeds from the Proposed Transaction.

Allied Environmental Reports	All final environmental reports prepared by the environmental consultants engaged by Allied Capital in connection with Allied Capital’s environmental due diligence and provided to Mercury.

AMEX	The American Stock Exchange, the exchange where shares of common stock of Mercury trade.

Atlanta FBO Location	Hartsfield-Jackson Atlanta International Airport.

Atlanta Installment Payments	The amount ($1,654,000) to be paid to Mercury from the Escrowed Funds on each of the first five anniversaries of the Closing Date, unless Air Centers for any reason ceases to provide FBO services at the Atlanta FBO location.

BOS	Base operations support.

Capital Asset Pricing Model	The methodology undertaken by Imperial Capital to analyze the DCF of Air Centers in connection with the issuance of its fairness opinion with respect to the Proposed Transaction.

Cargo Space Logistics	Cargo handling, the sale of cargo capacity on other airlines.

CEDFA	California Economic Development Financing Authority.

CFK Partners	An Illinois general partnership consisting of Joseph Czyzyk, Philip Fagan and Frederick H. Kopko, Jr., Mercury’s largest stockholder.

CIEDB	California Infrastructure and Economic Development Bank.

Closing	The consummation of the Proposed Transaction which is expected to occur on or before March 31, 2004.

Closing Date	The date the Proposed Transaction actually occurs.

Company Comprables	Public companies deemed by Imperial Capital to be comprable to Air Centers which provides products or services for the aviation industry.

Corporation	Mercury Air Group, Inc.

DCF	Discounted cash flow.

DGCL	Delaware General Corporation Law.

Dissenters’ Rights of Appraisal	The right of stockholders to contest a transaction and demand the fair market value of his/her stock under the provisions set forth in the DGCL. Mercury stockholders will have no such rights in connection with the Proposed Transaction.

EBITDA	Earnings before interest, taxes, depreciation and amortization.

Environmental Review Period	The sixty-two (62) days following execution of the SPA that Allied Capital is required to complete its environmental due diligence review of the FBO Business. The Environmental Review Period has expired.

Escrowed Funds	A deposit of $8,270,000 made by Allied Capital with an Escrow Agent toward Allied’s obligation to make Atlanta Installment Payments to Mercury.

EV	Current enterprise value (equity value, plus total debt, minority interest, preferred stock and convertible instruments, less instruments in unconsolidated affiliates, cash and cash equivalents).

Facility	The senior credit facility provided by Foothill to Mercury pursuant to a loan and security agreement between the parties.

FBO Business	That portion of our business which consists of aviation fuel sales, commercial aircraft refueling operations, aircraft hangar services, secured aircraft parking, and aircraft maintenance at certain of our fixed base operations for commercial, private, general aviation and United States government aircraft, excluding the Long Beach FBO.

FBO Properties	Premises leased to Mercury under the Real Property Leases to the extent such properties are related to, used in, or necessary for the operation of the FBO Business.

FBO’s	Fixed base operations.

Final Price	The amount to be paid Mercury from the Escrowed Funds if a Qualifying Lease is entered into before the final Atlanta Installment Payment is made. The amount is equal to the product of: (A) the pro forma earnings before interest, taxes, depreciation and amortization of the Atlanta FBO Location for the 12 calendar months immediately following the effective date of the Qualifying

Lease (taking into account (i) the rental expense and all related fees and other amounts payable under the Qualifying Lease during such time period and (ii) a pro rata allocation of selling, general and administrative expense (but in any event such selling, general and administrative expense shall not be less than $288,200), but otherwise determining such pro forma earnings based on the historical methodology of Mercury); and (B) 6.32.

Financial Advisor	Imperial Capital, LLC, who delivered an opinion to Mercury that the consideration to be received by Mercury in the Proposed Transaction is fair from a financial point of view.

Financial Buyers	Buyers who were interested in purchasing Mercury’s assets in order to make a short-term profit.

Foothill	Foothill Capital Corporation, Mercury’s senior lender.

Funded Debt	Amounts loaned to Mercury (approximately $37,400,000) by Foothill under the senior credit facility and Whitney under the Whitney Note, which will be paid at Closing out of the proceeds from the Proposed Transaction.

FYE	Fiscal year ended June 30.

Geographic Area	The areas where Mercury is prohibited from engaging in the FBO Business following the Acquisition Transaction which is North America, Europe and the Caribbean.

Governmental Authority	Any governmental, regulatory or administrative body, agency, subdivision or authority, any court or judicial authority, or any public, private or industry regulatory authority, whether national, Federal, state, local, foreign or otherwise.

GSA	General sales agent which sells the transportation of cargo on client airline flights.

Hambro Notes	Promissory notes payable to the J O Hambro parties with total principal amounts due of $3,586,000, to be paid out of the proceeds from the Proposed Transaction.

Hambro Settlement	A settlement agreement dated December 12, 2003 between Mercury and the J O Hambro Parties settling pending litigation.

HSR Act	Hart-Scott-Rodino Act.

Independent Auditors	PricewaterhouseCoopers LLP.

Into-Plane	Aviation fuel sales, commercial aircraft refueling operations.

Investment Documents	All rights of Whitney assigned to Allied under all documents or instruments executed in connection with the agreement between Whitney and Mercury.

J O Hambro Parties	(i) J O Hambro Capital Management Limited, a corporation organized under the laws of England, (ii) American Opportunity Trust plc, an investment trust organized under the laws of England, and (iii) The Trident North Atlantic Fund, an exempted company organized under the laws of the Cayman Islands.

LAWA	Los Angeles World Airports.

LAX Fuel Farm Sublease	Agreement between Mercury and Air Centers whereby Mercury will sublease space to Air Centers currently used by Air Centers for the operation of its LAX Fuel Farm for fuel quality control and for office space.

Liquidated Damages	The amount ($3,500,000) Mercury is required to pay Allied Capital under certain circumstances if the SPA is terminated.

LOI	Letter of intent.

Material Adverse Effect	As defined in Section 2.1 of the SPA which provides “[t]he Company [Air Centers] is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California, and is duly authorized and qualified to do business under all applicable laws, regulations, ordinances and orders of any Governmental Authority (as defined below) to carry on its business in the places and in the manner as now conducted, to own or hold under lease the properties and assets it now owns or holds under lease and to perform all of its obligations under this Agreement [SPA], except where the failure to be so authorized, qualified or in good standing would not be reasonably likely to result in a material adverse effect on the business, operations, assets or financial condition of the Company [Air Centers] and its Subsidiaries (as defined below) taken as a whole (a “Material Adverse Effect”).”

Maytag	Maytag Aircraft Corporation, a Colorado corporation, a wholly-

owned subsidiary of Mercury engaged in the business of government contract services solely for agencies of the United States government in the areas of aircraft refueling and fuel storage operations, BOS, air termination and ground handling services and weather observation and forecasting.

MercFuel	MercFuel, Inc., a Delaware corporation, a wholly-owned subsidiary of Mercury engaged in the business of the sale and delivery of fuel, primarily aviation fuel, to domestic and international commercial airlines, corporation aviation and air freight airlines.

Mercury	Mercury Air Group, Inc., a Delaware corporation, the holding company of Air Centers, Air Cargo, MercFuel and Maytag.

Morrow & Co.	Hired by Mercury to assist in the distribution of the proxy materials and solicitation of votes.

MWC	Mercury World Cargo which uses its FAA part 135 cargo airline certificate to transport cargo.

Proposed Transaction	The sale of that portion of our business which consists of aviation fuel sales, commercial aircraft refueling operations, aircraft hangar services, secured aircraft parking, and aircraft maintenance at certain of our fixed base operations for commercial, private, general aviation and United States government aircraft, excluding the Long Beach FBO (collectively, the “FBO Business”) to Allied Capital Corporation pursuant to the Stock Purchase Agreement dated October 28, 2003, as amended on December 10, 2003, January 14, 2004 and February 13, 2004 among Mercury Air Group, Inc., Mercury Air Centers, Inc. and Allied Capital Corporation.

Purchase Price	The consideration to be paid by Allied Capital to Mercury upon completion of the Proposed Transaction, which totals $70 million plus an additional payment to Mercury for certain FBO-related construction obligation payments (approximately $1,550,000), plus or minus a working capital adjustment. Allied Capital will also assume certain capital expenditure obligations (approximately $15,550,000).

Qualifying Lease	A real property lease for the Atlanta FBO location with a lease term of at least five years.

Real Property Leases	All written leases, subleases, license agreements or other rights of possession or occupancy of real property to which Air Centers or any of its subsidiaries is a party, including but not limited to each FBO location where Air Centers has entered into leases relating to the facility and land at airports where it operates its FBO Business.

Required Cap-Ex	Certain regulatory compliance improvements and leasehold repairs estimated at $275,000.

Restricted Period	The period (five years) Mercury has agreed that it shall not directly or indirectly engage in the FBO Business or any business or activity that competes with the business of Air Centers in North America, Europe and the Caribbean.

RFFC	Reno Fueling Facilities Corporation.

SAA	South African Airways.

SEC	Securities and Exchange Commission.

Seller Guarantees	All guaranty and related obligations entered into by Mercury with respect to FBO leases.

SPA	The Stock Purchase Agreement among Mercury Air Centers and Allied Capital dated October 28, 2003, as amended December 10, 2003, January 14, 2004 and February 13, 2004, governing the stock sale and attached to this proxy statement as Exhibit B-1, Exhibit B-2, Exhibit B-3 and Exhibit B-4.

Strategic Buyers	Buyers who were interested in purchasing Mercury’s assets in order to expand or complement their existing businesses.

Subsidiary	A corporation or other legal entity duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has all corporate, partnership or other similar powers required to carry on its business as now conducted and is duly authorized and qualified to do business under all applicable laws, regulations, ordinances and orders of any Governmental Authority to carry on its business in the places and in the manner as now conducted, to own or hold under lease the properties and assets it now owns or holds under lease.

Superior Proposal	Any bona fide, unsolicited written Acquisition Proposal received or made in compliance with certain provisions in the Stock Purchase Agreement which: (A) if any cash consideration is involved, is not subject to any financing contingency, and with respect to which Mercury’s Board of Directors shall have determined (taking into account the advice of Mercury’s financial advisors) that the acquiring party is capable of consummating the proposed Acquisition Transaction on the terms proposed and that receipt of all governmental and regulatory approvals required to consummate the proposed Acquisition Transaction is likely in a reasonable time period; and (B) Mercury’s Board of Directors shall have reasonably and in good faith determined that the proposed Acquisition Transaction is more favorable to the shareholders of Mercury, from a financial point of view, than the Proposed Transaction (taking into account the advice of Mercury’s financial advisors).

Termination Fees	Due to Allied by Mercury if Allied terminates the SPA under specified circumstances.

Transaction Comprables	Certain announced control transactions deemed relevant by Imperial Capital based on similarity of business operations to Air Centers.

Transition Services Agreement	An agreement between Mercury and Air Centers which requires Mercury to provide certain administrative services to Air Centers for a limited period after Closing subject to reimbursement by Allied Capital for the actual and direct costs thereof.

Unknown Environmental Matters	Information or facts which may be discovered or become known to Allied Capital after Closing with respect to environmental matters affecting the FBO Business existing on or prior to the Closing or that were caused by, or arose out of, the operation of the FBO Business by Mercury or its affiliates, which were not: (i) disclosed or otherwise identified in Allied Environmental Reports in connection with its due diligence; and (ii) known to Allied Capital prior to Closing and which Mercury had no knowledge of prior to Closing.

Weather Data Contracts	Agreements pursuant to which Maytag provides weather observation and/or weather forecasting services.

Whitney	J.H. Whitney Mezzanine Fund, L.P.

Whitney Note	The senior subordinated note of $24,000,000 which was payable by Mercury to Whitney.

Whitney Note Penalty Provisions	Provisions under the Whitney Note that provided Whitney with warrants to purchase a second 5% of our Common Stock, exercisable for normal consideration, along with an additional note in the original principal amount of $5 million would also have been issued if the outstanding amount of the Whitney Note was greater than $12 million for December 31, 2003.

D-1

EXHIBIT A

Audit Committee Charter

The Audit Committee is a committee of the Board of Directors (the “Board”). Its primary function is to assist the Board of Mercury Air Group, Inc., a Delaware corporation (the “Company”) in fulfilling its oversight responsibilities. The Audit Committee oversees the Company’s accounting and financial reporting processes, reviews its internal control systems and oversees the audit of the Company’s financial statements.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

Charter of the Audit Committee

RESOLVED, therefore, that the Audit Committee shall:

1.	Oversee that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

2.	Oversee that management has established, documented, maintained and periodically re-evaluates its processes to assure that an adequate system of internal control is functioning within the Company; and

3.	Be responsible for the appointment, compensation, independence and oversight of the work of the Company’s outside accounting firm and auditors.

Membership of the Audit Committee

RESOLVED, that:

4.	The Audit Committee shall consist of at least three independent (as defined in Section 10(A)(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 121 of the Amex Company Guide) members of the Board who shall serve at the pleasure of the Board;

5.	Audit Committee members and the Audit Committee Chairman shall be designated by the full Board upon the recommendation of the Nominating Committee;

6.	Members of the Audit Committee shall have a familiarity with basic finance and accounting practices and shall be able to read and understand financial statements; and

7.	The Board will endeavor to ensure that at least one member of the Audit Committee shall be a “financial expert” as that term is defined by the Securities and Exchange Commission

Exhibit “A”

RESOLVED, that the Audit Committee shall:

General Duties and Powers

1.	Hold at least four regular meetings per year and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent auditors or management, and include in such meetings members of management to provide information as needed. The Audit Committee shall invite the independent auditors to attend the meetings as deemed necessary by the Audit Committee.

2.	Meet with the internal auditing staff, the independent auditors, and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee, and resolve any disagreements between the parties.

3.	Provide independent, direct communication between the Board, management and the independent auditors;

4.	Report to the Board following the meetings of the Audit Committee such recommendations as the Audit Committee deems appropriate;

5.	Maintain minutes or other records of meetings and activities of the Audit Committee;

Duties and Powers Related to the Company’s Relationship with the Independent Auditors

6.	Be responsible for the appointment (subject, if applicable, to shareholder ratification), compensation (which the Company shall pay), independence and oversight of the work of the Company’s outside accounting firm and auditors;

7.	Review and approve the independent auditors’ annual engagement letter;

8.	Have the independent auditors report directly to the Audit Committee, and oversee audit partner rotation as required by law;

9.	Review and discuss with the independent auditors all relationships they have with the Company which may impact the auditors’ independence;

10.	Discuss the planning and staffing of the audit with the independent auditors prior to the audit;

11.	Review and pre-approve the scope and cost of all audit and permissible non- audit services performed by the independent auditors, subject to the de minimus exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit;

12.	Form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such a subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting;

Exhibit “A”

Duties and Powers Relating to the Company’s Internal Audit Procedures

13.	Review the adequacy of the Company’s systems of internal control;

14.	Obtain from the independent auditors and management their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and review the correction of controls deemed to be deficient;

15.	Review and approve the Company’s internal audit plans and reports, annual audit plans and budgets;

Duties and Powers Relating to the Company’s Financial Statements and Disclosure

16.	Confer with the independent auditors and management concerning the scope of their examinations of the books and records of the Company and its subsidiaries; direct the attention of the auditors to specific matters or areas deemed by the Audit Committee or management to be of special significance; and authorize the auditors to perform such supplemental review or audits as the Audit Committee may deem desirable;

17.	Discuss with the independent auditors their reports regarding (a) all critical accounting policies and practices used by the Company, (b) all material alternative accounting treatments within GAAP that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, and (c) other material written communications between the accounting firm and management such as any management letter or schedule of “unadjusted differences;”

18.	Review with management and the independent auditors significant risks and exposures, audit activities and significant audit findings;

19.	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information and any significant disagreements with management;

20.	Review and discuss with management and the independent auditors the Company’s audited annual financial statements and the independent auditors’ opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application thereof, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K;

21.	Review and discuss with management and the independent auditors the Company’s interim financial reports before they are filed on Form 10-Q;

22.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls;

Exhibit “A”

23.	Review the Company’s quarterly earnings releases and the Company’s annual fiscal year earnings release, including the use of “pro forma” or “adjusted” non-GAAP information as well as financial information and earnings guidance, before such releases are made public;

24.	Discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies;

Duties and Powers Relating to Compliance Oversight

25.	Approve all transactions between the Company and any affiliate or related party;

26.	Obtain assurance from the independent auditors that, in the course of their audit, the auditors have not become aware that any illegal act has occurred at the Company;

27.	Conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities;

28.	Establish procedures to receive, retain and treat complaints, including confidential, anonymous complaints, regarding accounting, internal accounting controls, or auditing matters;

29.	Engage independent legal, accounting or other outside advisors in circumstances where the Audit Committee determines that retaining outside advisors is in the best interests of the Company and its shareholders and determine the appropriate compensation for any advisors, which funding shall be paid by the Company; and

30.	Consider such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Audit Committee may, in its discretion, determine to be advisable.

Exhibit “A”

Exhibit B-1

STOCK PURCHASE AGREEMENT

Dated as of October 28, 2003

By and Among

Allied Capital Corporation,

Mercury Air Centers, Inc.

and

Mercury Air Group, Inc.

i

ii

SCHEDULES
Disclosure Schedules

EXHIBITS

Exhibit A	List of FBO Sites Leased by the Company and its Subsidiaries
Exhibit B	Form of Voting Undertakings
Exhibit C	Form of Escrow Agreement
Exhibit D	Form of Legal Opinion of Piper Rudnick LLP
Exhibit E	Form of Legal Opinion of McBreen & Kopko
Exhibit F	Form of Assignment of Trade Names, Trademarks and Service Marks Agreement

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STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of October 28, 2003 by and among Allied Capital Corporation, a Maryland corporation (the “Acquiror”), Mercury Air Centers, Inc., a California corporation (the “Company”), and Mercury Air Group, Inc., a Delaware corporation (the “Seller”).

RECITALS

     WHEREAS, the Company and its Subsidiaries (as defined below) provide fixed base operations (“FBO”) services at 19 locations throughout the United States. The Company and its Subsidiaries are engaged in the business of providing FBO services including fuel sales, into-plane services, ground support services, aircraft hangar and tie-down services and aircraft maintenance for commercial, private, general aviation and military aircraft (the “FBO Business”). A complete and accurate list of all FBO sites leased by each of the Company and its Subsidiaries is set forth on Exhibit A attached hereto;

     WHEREAS, the Acquiror is interested in purchasing the entire FBO Business operated by the Company and its Subsidiaries as of the date hereof, along with any new FBO’s owned or operated by the Company or its Subsidiaries after the date hereof through the Closing (as defined below);

     WHEREAS, the Seller is the record and beneficial owner of 1,000 shares (the “Shares”) of common stock, par value of $0.01 per share of the Company (“Common Stock”), which constitute all of the issued and outstanding shares of capital stock of the Company;

     WHEREAS, the Acquiror desires to purchase from the Seller, and the Seller desires to sell to the Acquiror, all of the Shares;

     WHEREAS, the Acquiror, the Company and the Seller desire to make certain representations and warranties and other agreements in connection with the transactions contemplated hereby;

     WHEREAS, the Board of Directors of the Seller has unanimously: (i) determined that the transactions contemplated by this Agreement are fair to, and in the best interests of, the Seller and its shareholders; (ii) approved this Agreement and the other transactions contemplated by this Agreement; and (iii) determined to recommend that the shareholders of the Seller approve this Agreement and the other transactions contemplated by this Agreement; and

     WHEREAS, concurrently with the execution of this Agreement and as a condition and inducement to the Acquiror’s willingness to enter into this Agreement, all directors and officers of the Seller and CFK Partners LLC are entering into voting undertakings in substantially the form attached hereto as Exhibit B (the “Voting Undertakings”).

     NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, and other good and valuable

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consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

SALE OF SHARES; PURCHASE PRICE; CLOSING

     1.1 Sale of Shares.

     On the basis of the representations, warranties, covenants and agreements and subject to the satisfaction or waiver of the conditions set forth in Article VI of this Agreement, at the Closing, the Seller will sell and transfer to the Acquiror, and the Acquiror will purchase from the Seller, all of the Shares. In consideration of the sale of the Shares, the Acquiror agrees to pay $70,000,000 plus or minus the working capital adjustment set forth in Section 1.5 plus any Construction Obligation Payments (as defined below) (collectively, the “Purchase Price”).

     1.2 Payment of Purchase Price.

     (a)  Subject to the satisfaction or waiver of the applicable conditions set forth herein, payment of the Purchase Price shall be made as follows:

          (i) the Acquiror shall repay in full any Funded Debt (as defined below) outstanding as of the Closing Date (as defined below);

          (ii) the Acquiror shall deposit the Escrowed Funds (as defined below) with the Escrow Agent (as defined below) in accordance with Section 1.3;

          (iii) the Acquiror shall pay to the Seller in U.S. dollars at the Closing, $70,000,000, plus (A) the Construction Obligation Payments, minus (B) the dollar amount of the payments set forth in clauses (i) and (ii) of this Section 1.2(a), by wire transfer of immediately available funds to such bank and account specified by the Seller; and

          (iv) the Acquiror or the Seller, as the case may be, shall make the working capital adjustment payment in accordance with Section 1.5.

     (b)  “Construction Obligation Payments” means the aggregate amount of all payments made by the Company, the Seller and their affiliates from and after July 1, 2003 through the Closing Date to satisfy the Approved Construction Obligations, to the extent such payments are made in accordance with the payment schedule and for work performed under the applicable contracts. “Approved Construction Obligations” means the costs set forth in the construction budgets for the FBO’s located at Los Angeles International Airport and Charleston International Airport, as set forth on Schedule 1.2(b), which budgets have been mutually agreed upon by the Seller and the Acquiror.

     (c)  “Funded Debt” means the sum of the following of the Company and its Subsidiaries (in each case determined in accordance with GAAP (as defined below) on a consolidated basis and without duplication): (i) all indebtedness for borrowed money or for the deferred purchase price of property or services (other than trade liabilities incurred in the

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ordinary course of business and payable in accordance with customary practices) or which is evidenced by a note, bond, debenture or similar instrument; (ii) the principal component of all obligations under capital leases, to the extent in excess of $100,000; (iii) all reimbursement obligations (actual, contingent or otherwise) in respect of letters of credit, acceptances or similar obligations issued or created for the account of the Company and its Subsidiaries, to the extent in excess of $100,000; and (iv) all liabilities secured by any liens on any property owned by the Company and its Subsidiaries; provided that so long as the Company and its Subsidiaries are not personally liable for such liabilities, the amount of such liability shall be deemed to be the lesser of the fair market value at such date of the property subject to the lien securing such liability and the amount of the liability secured. For purposes hereof, Funded Debt excludes surety and other similar bonds and instruments posted on behalf of the Company or its Subsidiaries for matters such as security deposits for leases which shall be replaced at Closing by the Acquiror in accordance with Section 5.12(b) hereof.

     1.3 Escrowed Funds.

     (a)  On the Closing Date, the Acquiror shall deposit $8,270,000 (the “Escrowed Funds”) with Wachovia Bank National Association, Corporate Trust Administration-VA 9646, 1021 East Cary Street, 3rd Floor, Richmond, VA 23219, Attn: Joy D. Edwards (the “Escrow Agent”), by wire transfer of immediately available funds to such bank and account specified by the Escrow Agent.

     (b)  The Escrowed Funds shall be held by the Escrow Agent pursuant to the terms and conditions set forth in Section 1.3(c) of this Agreement, and the Escrow Agreement to be entered into on the Closing Date among the Acquiror, the Seller and the Escrow Agent, in the form attached hereto as Exhibit C (the “Escrow Agreement”).

     (c)  Except as provided below, the Seller will be entitled to obtain a disbursement from the Escrowed Funds in the amount of $1,654,000 on each of the first five anniversaries of the Closing Date (collectively, the “Atlanta Installment Payments”). If the Company for any reason ceases to provide FBO services at the Atlanta Hartsfield Airport (the “Atlanta FBO Location”) or receives notification that it will be required to cease to provide FBO services at the Atlanta FBO Location prior to payment in full of the Atlanta Installment Payments, the Atlanta Installment Payments not yet disbursed from escrow will be disbursed from escrow to the Acquiror in accordance with the Escrow Agreement after the earlier to occur of the date on which the Company ceases to provide such FBO services or the date the Company receives the aforementioned notification. If, prior to disbursement from escrow of all the Atlanta Installment Payments, the Company, a Subsidiary of the Company or an affiliate of the Acquiror enters into a lease and agreement for services at the Atlanta FBO Location with a lease term of at least five years and approvals from all requisite authorities relating thereto shall have been obtained (a “Qualifying Lease”), then the Atlanta Installment Payments not yet disbursed from escrow will be disbursed from escrow in accordance with the Escrow Agreement as follows:

          (i) if the Final Price (as defined below) is greater than or equal to $10,270,000, then 100% of such payments shall be disbursed to the Seller; or

          (ii) if the Final Price is less than $10,270,000, then an amount equal to the

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Final Price less (A) all Atlanta Installment Payments previously disbursed to the Seller and (B) $2,000,000, shall be disbursed to the Seller, and any funds remaining in the escrow, excluding investment income, shall be disbursed to the Acquiror.

          Investment income earned on the Atlanta Installment Payments will be retained in the escrow account until final disbursement and such income will be allocated and disbursed between the Seller and the Acquiror pro rata based on the amount of the Atlanta Installment Payments disbursed to each of the Seller and the Acquiror.

          “Final Price” means the product of: (A) the pro forma earnings before interest, taxes, depreciation and amortization of the Atlanta FBO Location for the 12 calendar months immediately following the effective date of the Qualifying Lease (taking into account (i) the rental expense and all related fees and other amounts payable under the Qualifying Lease during such time period and (ii) a pro rata allocation of selling, general and administrative expense (but in any event such selling, general and administrative expense shall not be less than $288,200), but otherwise determining such pro forma earnings based on the historical methodology of the Seller); and (B) 6.32.

     1.4 Closing.

     (a)  The closing of the transactions contemplated hereby (the “Closing”) shall take place at the offices of Piper Rudnick LLP, 1200 Nineteenth Street, NW, Washington, D.C. 20036-2412, commencing at 10:00 a.m. local time on or before December 31, 2003, and in any event within five business days after all of the conditions to the obligations of the parties to consummate the transactions contemplated hereby have been satisfied or waived (the date on which the Closing shall occur being the “Closing Date”). Notwithstanding the foregoing, the Closing Date may be extended until March 31, 2004, at the sole election of the Acquiror upon written notice to the Seller and the Company on or before December 31, 2003 (provided that the Acquiror is not in breach of this Agreement as of the date of such notice to extend), if: (i) the conditions to closing set forth in Section 6.1(d) or Section 6.3(s) are not satisfied on or prior to December 31, 2003; or (ii) the Closing has not occurred by December 31, 2003 because all material consents set forth on Schedules 2.17 and 3.5 have not been obtained. If the Acquiror makes such election to extend the Closing Date under clause (i) or (ii) above: (A) the Seller, the Company and the Acquiror agree to use commercially reasonable efforts from and after December 31, 2003 through March 31, 2004 to obtain all consents set forth on Schedules 2.17 and 3.5; and (B) the only conditions precedent to the Acquiror’s obligation to effect the Closing shall be the conditions set forth in Sections 6.1(d), 6.3(e), 6.3(g), 6.3(l), 6.3(m) and 6.3(s), except as provided in Section 1.4(b).

     (b)  If the Acquiror makes an election to extend the Closing Date because all material consents have not been obtained pursuant to Section 1.4(a)(ii), and on or before March 31, 2004, the Seller delivers consents from applicable airport authorities with respect to FBO leases representing at least 75% of the aggregate revenues of the Company and its Subsidiaries for the 12 months ending on the last day of the month preceding the month in which the Closing occurs, then the Acquiror shall be required to proceed to Closing without first obtaining the remaining FBO lease consents (the “Outstanding Consents”). From and after the Closing, the Seller will continue to cooperate with the Acquiror and use reasonable best efforts to obtain the Outstanding Consents. The Seller shall indemnify, reimburse and hold harmless any and all Acquiror

4

Indemnified Persons (as defined in Section 8.2) from and against any liability, obligation, loss or expense (or actions or claims in respect thereof) to which such Acquiror Indemnified Persons may become subject as a result of, or based upon or arising out of, directly or indirectly, the failure to obtain the Outstanding Consents.

     (c)  Any extension of the Closing Date under this Section 1.4 will not extend the Due Diligence Period (as defined in Section 5.2(a)).

     1.5 Post-Closing Adjustment to Purchase Price.

     Within 30 days following the Closing, the Acquiror shall prepare and deliver to the Seller, for the Seller’s reasonable approval, a consolidated balance sheet of the Company and its Subsidiaries as of the Closing Date prepared by the Acquiror in a manner consistent with the Company Financial Statements referred to in Section 2.4 hereof (the “Closing Balance Sheet”), a calculation of the aggregate Working Capital (as defined below) of the Company and its Subsidiaries based on such Closing Balance Sheet (the “Closing Working Capital Calculation”) and all work papers and back-up materials relating thereto. “Working Capital” means current assets less current liabilities determined in a manner consistent with the Company Financial Statements referred to in Section 2.4 hereof, except that for purposes of calculating Working Capital (i) accrued employee benefit plan and accrued vacation liabilities for the Company not set forth in the Company Financial Statements shall be included as a current liability, (ii) prepaid expenses relating to the employee benefits set forth on Schedule 2.14(a)(ii) for the Company not set forth in the Company Financial Statements shall be included as a current asset and (iii) any current assets set forth on Schedule 5.11 to be transferred to the Company at Closing, including insurance claims and cash proceeds thereof, shall not be included in the current assets of the Company. Inventory assets reflected on the Closing Balance Sheet shall be determined in accordance with the procedures set forth in Section 1.6. The Closing Balance Sheet and the Closing Working Capital Calculation shall be conclusive and binding on the parties hereto unless the Seller gives written notice of any objections thereto setting forth in reasonable detail the amounts in dispute and the basis for such dispute (an “Objection Notice”) to the Acquiror within 30 days after its receipt of the Closing Balance Sheet, Closing Working Capital Calculation and all work papers and back-up materials relating thereto. If an Objection Notice is delivered as provided above, the parties shall attempt in good faith to resolve such dispute, and any resolution by them as to any disputed amounts shall be final, binding and conclusive on the parties. If the parties are unable to resolve, despite good faith negotiations, all disputes reflected in the Objection Notice within 10 days thereafter (the “Resolution Period”), then the parties will, within 10 days after the expiration of the Resolution Period, submit any such unresolved dispute to a mutually acceptable independent accounting firm of national reputation (the “Independent Accounting Firm”). The Acquiror and the Seller shall provide to the Independent Accounting Firm all work papers and back-up materials relating to the unresolved disputes requested by the Independent Accounting Firm to the extent available. The Acquiror and the Seller shall be afforded the opportunity to present to the Independent Accounting Firm any material related to the unresolved disputes and to discuss the issues with the Independent Accounting Firm. The determination by the Independent Accounting Firm, as set forth in a notice to be delivered to the Acquiror and the Seller within 30 days after the submission of the unresolved disputes to the Independent Accounting Firm, shall be final, binding and conclusive on the parties. The fees and expenses of the Independent Accounting Firm shall be split equally between the Acquiror and the Seller. The aggregate Working Capital of the

5

Company and its Subsidiaries reflected in the Closing Working Capital Calculation, as revised to take into account the resolution of any and all disputes by the parties and/or the Independent Accounting Firm, shall be deemed to be the “Closing Working Capital.” If the Closing Working Capital exceeds $3,500,000 (the “Working Capital Target”), the excess shall be paid (within five business days after the calculation of the Closing Working Capital becomes binding and conclusive on the parties) by the Acquiror by wire transfer of immediately available funds to such bank and account specified by the Seller. If the Closing Working Capital is less than the Working Capital Target, the deficiency shall be paid (within five business days after the calculation of the Closing Working Capital becomes binding and conclusive on the parties) by the Seller by wire transfer of immediately available funds to such bank and account specified by the Acquiror. All payments hereunder shall be made together with interest at the rate of 6% per annum, which interest shall begin accruing on the Closing Date and end on the date that the payment is made.

     1.6 Physical Inventory.

     For purposes of preparing the Closing Balance Sheet, on the Closing Date or at such other time prior to or after the Closing as agreed upon between the Acquiror and the Seller, representatives of the Acquiror and the Seller shall take the appropriate actions and shall use appropriate accounting methods, consistent with GAAP, the Seller’s past practices, perpetual inventory records and inventory valuation methodologies consistent with past practices, to mutually determine the Inventory (as defined below) owned by the Company and its Subsidiaries on the Closing Date. Each party shall bear its own expense in connection therewith.

ARTICLE II

REPRESENTATIONS & WARRANTIES AS TO THE COMPANY AND ITS SUBSIDIARIES

     The Company and the Seller hereby jointly and severally represent and warrant to the Acquiror that, except as otherwise set forth in the schedules referred to in this Agreement (the “Disclosure Schedules”), the following representations and warranties are, as of the date hereof, and will be (unless made as of a specified date), as of the Closing Date (subject to the disclosures on any updated Disclosure Schedules pursuant to Section 5.5(b)), true and correct. For purposes of this Agreement, the term “Company’s Knowledge” or “Knowledge” means the actual knowledge of Joseph Czyzyk, Robert Schlax, Wayne Lovett, John Enticknap, Karel Van Der Linden, Dan Maddox and Bob Wernersbach, after reasonable inquiry. If reasonable inquiry is not in fact made by any of the foregoing persons, the term “Company’s Knowledge” shall also include knowledge that would have been known to such person if such person had made reasonable inquiry.

     2.1 Organization and Existence.

     The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California, and is duly authorized and qualified to do business under all applicable laws, regulations, ordinances and orders of any Governmental Authority (as defined below) to carry on its business in the places and in the manner as now conducted, to own or hold under lease the properties and assets it now owns or holds under lease and to perform all of its

6

obligations under this Agreement, except where the failure to be so authorized, qualified or in good standing would not be reasonably likely to result in a material adverse effect on the business, operations, assets or financial condition of the Company and its Subsidiaries (as defined below) taken as a whole (a “Material Adverse Effect”). The minute books and records of the Company, as previously delivered to the Acquiror, are true, correct and complete. True and complete copies of the Company’s certificate of incorporation, as amended to date (the “Charter”) and bylaws, as amended to date (the “Bylaws”), have been provided to the Acquiror. For purposes of this Agreement, “Governmental Authority” means any governmental, regulatory or administrative body, agency, subdivision or authority, any court or judicial authority, or any public, private or industry regulatory authority, whether national, Federal, state, local, foreign or otherwise.

     2.2 Subsidiaries.

     (a)  Each Subsidiary of the Company is a corporation or other legal entity duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has all corporate, partnership or other similar powers required to carry on its business as now conducted and is duly authorized and qualified to do business under all applicable laws, regulations, ordinances and orders of any Governmental Authority to carry on its business in the places and in the manner as now conducted, to own or hold under lease the properties and assets it now owns or holds under lease. Schedule 2.2(a) lists all Subsidiaries of the Company and their respective jurisdictions of incorporation or organization and identifies the Company’s (direct or indirect) percentage ownership interest therein.

     (b)  Except as set forth on Schedule 2.2(b), all of the outstanding capital stock of, or other voting securities or ownership interests in, each Subsidiary of the Company, is owned by the Company or a Subsidiary of the Company, directly or indirectly, free and clear of any lien, security interest, mortgage, pledge, hypothecation, charge, preemptive right, voting trust, imposition, covenant, condition, right of first refusal, easement or conditional sale or other title retention agreement or other restrictions (“Encumbrances”) and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests).

     (c)  Except as set forth on Schedule 2.2(c), there are no outstanding subscriptions, options, warrants, rights or convertible or exchangeable securities issued by the Company or any Subsidiary of the Company or other agreements or commitments of any character relating to the issued or unissued capital stock or other securities or partnership interests or membership interests of any Subsidiary of the Company, including, without limitation, any agreement or commitment obligating the Company or any Subsidiary of the Company to issue, deliver or sell, or cause to be issued, delivered or sold, shares of capital stock, other securities, partnership interests or membership interests of any Subsidiary of the Company or obligating any of the Company or any Subsidiary of the Company to grant, extend or enter into any subscription, option, warrant, right or convertible or exchangeable security or other similar agreement or commitment with respect to any Subsidiary of the Company, or obligating any Subsidiary of the Company to make any payments pursuant to any stock based or stock related plan or award. Neither the Company nor any Subsidiary of the Company is subject to any obligation or requirement to provide funds for or to make any investment (in the form of a loan, capital contribution or otherwise) to or in any Person.

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“Person” means any natural person, corporation, partnership, proprietorship, other business organization, trust, union, association or Governmental Authority.

     (d)  The minute books and records of each Subsidiary of the Company, as previously delivered or made available to the Acquiror, are true, correct and complete. Seller has previously delivered or made available to the Acquiror true and complete copies of the organizational documents or comparable governing instruments (including all amendments to each of the foregoing), of each Subsidiary of the Company and each investment in another entity owned by the Company as in effect on the date hereof.

     (e)  For purposes of this Agreement, “Subsidiary” means, with respect to any Person, any corporation, partnership, limited partnership, limited liability company, limited liability partnership, joint venture or other legal entity of which such Person (either alone or through or together with any other subsidiary of such person) owns, directly or indirectly, a majority of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

     2.3 Execution and Effect of Agreement.

     The Company has the corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Company and no other proceeding on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) (collectively, the “Bankruptcy and Equity Exceptions”).

     2.4 Financial Statements; Liabilities.

     (a)  Copies of each of the audited consolidated financial statements of the Seller for the fiscal years ended June 30, 2003, June 30, 2002 and June 30, 2001 have been provided to the Acquiror (the “Parent Financial Statements”). Copies of each of: (i) the unaudited consolidated financial statements of the Company and its Subsidiaries for the years ended June 30, 2003, June 30, 2002 and June 30, 2001; and (ii) the unaudited consolidated financial statements of the Company and its Subsidiaries for the two months ended August 31, 2003 (collectively, the “Company Financial Statements”) have been provided to the Acquiror. Except as set forth on Schedule 2.4(a), each of the Parent Financial Statements (including the footnotes thereto) is in accordance with the books and records of the Seller, presents fairly and accurately the financial position, assets and liabilities and results of operations and cash flows of the Seller at the dates and for the periods indicated and has been prepared in accordance with generally accepted accounting principles applied on a consistent basis in effect on the date hereof as set forth in the opinions and

8

pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States (“GAAP”). The Parent Financial Statements contain appropriate allowances and reserves for the Seller’s accounts receivable and other accruals. Except as set forth on Schedule 2.4(a), each of the Company Financial Statements (including the footnotes thereto, if any) is in accordance with the books and records of the Company, presents fairly and accurately the financial position, assets and liabilities and results of operations and cash flows of the Company and its Subsidiaries at the dates and for the periods indicated and has been prepared in accordance with GAAP and on a basis consistent with the Parent Financial Statements, subject only to normal and immaterial year-end adjustments and footnote disclosures and except for consolidating entries including income tax provisions and interest on intercompany indebtedness. The Company Financial Statements contain appropriate allowances and reserves for the Company’s and its Subsidiaries’ accounts receivable and other accruals.

     (b)  As of August 31, 2003 (the “Balance Sheet Date”), neither the Company nor any of its Subsidiaries had any indebtedness or other liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due) which was not disclosed in the Company Financial Statements (including the footnotes thereto). Except as set forth on Schedule 2.4(b), neither the Company nor any of its Subsidiaries has incurred from and after the Balance Sheet Date any indebtedness or other liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due), other than current liabilities for trade or business obligations incurred after the Balance Sheet Date in connection with the purchase of goods or services in the ordinary course of business and consistent with past practice.

     (c)  Schedule 2.4(c) sets forth the Funded Debt as of the date hereof, including identification of each entity to which the Funded Debt is owed, the applicable interest rate and a summary of repayment terms. Except as set forth on Schedule 2.4(c), all Funded Debt may be repaid at any time without premium or penalty. Except as set forth on Schedule 2.4(c), neither the Company nor any of its Subsidiaries has any obligation in respect of indebtedness for borrowed money, whether as primary obligor, guarantor or otherwise. Neither the Company nor its Subsidiaries is in default in any material respect of its obligations, covenants or agreements under any loan documents, credit facilities or other financing documents, which default would be reasonably likely to result in a Material Adverse Effect.

     2.5 Capitalization.

     (a)  The authorized capital stock of the Company consists of 1,000 shares of Common Stock. As of the date hereof, the issued and outstanding capital stock of the Company consists of 1,000 shares of Common Stock and all of such shares are owned by the Seller.

     (b)  Except as set forth on Schedule 2.5(b), as of the Closing Date, there will be no outstanding options, rights (preemptive or otherwise), warrants, calls, convertible securities or commitments or any other arrangements to which the Company is a party requiring or restricting the issuance, sale or transfer of any equity securities of the Company or any securities convertible directly or indirectly into equity securities of the Company, or evidencing the right to subscribe for

9

any equity securities of the Company, or giving any Person any rights with respect to the capital stock of the Company. Except as set forth on Schedule 2.5(b), there are no voting agreements, voting trusts, other agreements (including cumulative voting rights), commitments or understandings with respect to the Company’s Common Stock. All of the issued and outstanding shares of the Company’s Common Stock have been duly authorized and validly issued, are fully paid and nonassessable.

     2.6 Inventory.

     Except as set forth on Schedule 2.6, the Company and its Subsidiaries have good and marketable title to all of their consumable inventory, free and clear of all Encumbrances, including, without limitation, all finished goods, work in process, raw materials, spare parts and all other materials and supplies to be used or consumed by the Company and its Subsidiaries in the ordinary course of business (collectively, “Inventory”). The Inventory does not include items that are obsolete, damaged or slow moving. The Inventory is in good and merchantable condition, is suitable and usable for the purposes for which it is intended and is in a condition such that it can be sold in the ordinary course of business consistent with past practice. The Inventory is valued on the books and records of the Company and its Subsidiaries at the lower of cost or market value.

     2.7 Personal Property.

     Schedule 2.7 sets forth a complete and accurate list of: (a) all personal property which is included (or that will be included) in “property, equipment and leaseholds” (or similarly named line item) on the Company Financial Statements; (b) all other personal property owned by the Company or any of its Subsidiaries (i) as of the Balance Sheet Date and (ii) acquired since the Balance Sheet Date; and (c) all leases and agreements in respect of personal property, and, in the case of this clause (c), true, complete and correct copies of all such leases have been provided to the Acquiror. All personal property used by the Company or any of its Subsidiaries is either owned by the Company or its Subsidiaries or leased by the Company or its Subsidiaries pursuant to lease agreements set forth on Schedule 2.7. All of the personal property listed on Schedule 2.7 is in good working order and condition, ordinary wear and tear excepted. All leases and agreements included on Schedule 2.7 are in full force and effect and constitute valid and binding agreements of the Company or its Subsidiaries and, to the Company’s Knowledge, of the other parties thereto in accordance with their respective terms, except as limited by the Bankruptcy and Equity Exceptions. Except as set forth on Schedule 2.7, the Company or its Subsidiaries has good title to all of the properties and assets designated as “owned” on Schedule 2.7, free and clear of any Encumbrance, other than a Permitted Encumbrance. “Permitted Encumbrance” means: (a) any Encumbrance with respect to Taxes (as defined below) (i) that are not yet due and payable or (ii) that are being contested in good faith and by appropriate proceedings and are identified on Schedule 2.7; (b) Encumbrances of landlords, carriers, warehousemen, mechanics and materialmen and the like (i) that are incurred in the ordinary course of business for amounts not yet due and payable or (ii) that are being diligently contested in good faith by appropriate proceedings; and (c) easements, rights-of-way, reservations, zoning and other restrictions and similar encumbrances that do not interfere in any respect with the ordinary course of the Company’s business.

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     2.8 Tax Matters.

     (a)  For purposes of this Agreement, “Tax” (and, with correlative meaning, “Taxes” and “Taxable”) means: (i) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom duty or other tax, Governmental Authority fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any Governmental Authority (a “Tax Authority”) responsible for the imposition of any such tax (domestic or foreign); (ii) any liability for the payment of any amounts of the type described in clause (i) as a result of being a member of an affiliated, consolidated, combined, unitary or aggregate group for any Taxable period; (iii) any liability for the payment of any amounts of the type described in clauses (i) or (ii) as a result of being a transferee of or successor to any Person or as a result of any express or implied obligation to indemnify any other Person; and (iv) any liability for the payment of any amounts of the type described in clause (i) as a result of a legal obligation to collect and remit to any Tax Authority any such amounts which are imposed on any other Person. For purposes of this Agreement, “Tax Return” means any return, statement, report or form (including, without limitation, estimated tax returns and reports, withholding tax returns and reports and information returns and reports) filed or required to be filed with respect to Taxes, including any amendments, supplements, schedules or supporting material in connection therewith. For purposes of this Agreement, “Pre-Closing Tax Period” means: (A) any taxable period ending on or before the Closing Date; or (B) the portion of any Straddle Period (as defined below) which ends on the Closing Date.

     (b)  Neither the Company nor any of its Subsidiaries has any liability for any Taxes in respect of any taxable period ending on or before the Closing Date, or any Taxes in respect of the portion of any Straddle Period which ends on the Closing Date, other than Taxes accrued in the Company Financial Statements or incurred in the ordinary course of business between the Balance Sheet Date and the Closing Date (without regard to any reserve for deferred tax liability). As used in this Agreement, the term “Straddle Period” means any taxable period beginning before and ending after the Closing Date. In the case of any Straddle Period, the Taxes of the Company and its Subsidiaries shall be computed as if the actual taxable period ended on and included the Closing Date, except in the case of ad valorem real or personal property Taxes, if any, of the Company or its Subsidiaries, which shall be allocated to the portion of the Straddle Period ending on the Closing Date in accordance with the ratio of the number of days in such portion to the total number of days in the Straddle Period.

     (c)  The Company and each of its Subsidiaries (or any consolidated, combined or unitary group of which any such corporation is a member) has filed or will timely file all Tax Returns required to have been filed by them prior to the Closing Date (subject to any timely extensions permitted by law) with the appropriate Tax Authority with respect to Taxes for any period ending on or before the Closing Date. All such Tax Returns are or will be true, correct and complete. All Taxes shown to be payable on such Tax Returns or otherwise due have been paid or will be paid prior to the Closing Date. The Company has delivered to the Acquiror a true and correct copy of the Seller’s consolidated Tax Return for the fiscal year ended June 30, 2002 which was timely filed by the Company (after receipt of appropriate extensions).

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     (d)  Except as set forth on Schedule 2.8(d): (i) no deficiency for any amount of Tax has been asserted or assessed by a Tax Authority against the Company or any of its Subsidiaries (or against any consolidated, combined or unitary group of which the Company or any Subsidiary is a member), which is still pending; and (ii) neither the Company nor any of its Subsidiaries (nor any such group) has filed any waiver or extension of the statute of limitations applicable to the assessment or collection of any Tax imposed in respect of a Pre-Closing Tax Period.

     (e)  The Company and its Subsidiaries have withheld or otherwise collected all Taxes or amounts they were required to withhold or collect under any applicable federal, state or local law, including, without limitation, any amounts required to be withheld or collected with respect to employee, state and federal income tax withholding, social security, unemployment compensation, sales or use taxes or workmen’s compensation, and all such amounts have been timely remitted to the proper authorities in accordance with applicable law.

     (f)  Neither the Company nor any of its Subsidiaries has any liability for the Taxes of any Person other than the Company and its Subsidiaries under Sections 1.1502-6 or 1.1502-78 of Title 26 of the Code of Federal Regulations (or any similar provisions of state, local or foreign income tax law).

     (g)  Neither the Company nor any of its Subsidiaries is a party to any tax indemnity agreement, tax sharing agreement or other agreement under which the Company or any of its Subsidiaries could become liable to another Person as a result of the imposition of a Tax upon such Person, or the assessment or collection of such a Tax.

     (h)  Neither the Company nor any of its Subsidiaries has agreed to make, or is (or will as a result of the transactions contemplated by this Agreement be) required to make, any adjustment under Section 481 of the Code (or any similar provision of state, local or foreign income tax law) by reason of a change in accounting methods or otherwise.

     (i)  The Company is not now and never has been an “S” corporation within the meaning of Section 1361(a)(1) of the Code.

     (j)  No audit of any Tax Return of the Company or its Subsidiaries is being conducted or, to the Company’s Knowledge, threatened, by any Tax Authority.

     (k)  No agreement, contract or arrangement to which the Company or any of its Subsidiaries is a party may result in the payment of any amount that would not be deductible by reason of Section 280G or Section 404 of the Code.

     (l)  There has been no change in ownership of the Company that has caused the utilization of any losses to be limited pursuant to Section 382 of the Code, and any loss carryovers reflected on the Company Financial Statements or the Closing Balance Sheet are properly computed and reflected.

     (m)  Other than Taxes arising in the ordinary course of business and Taxes arising out of the transactions contemplated by this Agreement, neither the Company nor any of its

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Subsidiaries has any liability for unpaid Taxes accruing after the date of the Company Financial Statements.

     (n)  No property of the Company or any of its Subsidiaries is subject to any liens for Taxes, other than liens for Taxes not yet due and payable.

     (o)  No taxing authority has raised any issue with respect to Taxes which, by application of similar principles, could result in the issuance of a Notice of Deficiency or similar nature of intention to assess Taxes by any Tax Authority.

     2.9 Products and Services.

     Except as described on Schedule 2.9: (a) each product sold, leased or delivered, or service provided, by the Company or its Subsidiaries has been in conformity with all applicable contractual commitments and all express and implied warranties; and (b) neither the Company nor any of its Subsidiaries has any liability (and there is no pending or, to the Company’s Knowledge, threatened claim against the Company or any of its Subsidiaries that could reasonably be expected to give rise to any liability) for replacement or repair thereof or other damages in connection therewith. Schedule 2.9 includes copies of the standard terms and conditions of sale or lease for the Company’s or its Subsidiaries’ products and services (containing applicable guaranty, warranty, and indemnity provisions). No product sold, leased or delivered, or service provided, by the Company or any of its Subsidiaries is subject to any guaranty, warranty or other indemnity beyond the applicable standard terms, conditions of sale or lease set forth on Schedule 2.9 or as may be imposed by law.

     2.10 Intellectual Property.

     (a)  Set forth on Schedule 2.10 is a true and complete list of all patents, patent applications, trademarks, service marks, trademark and service mark applications, trade names, copyrights and licenses presently owned or held by the Company and its Subsidiaries, or necessary for the conduct of the business of the Company and its Subsidiaries, as conducted and as proposed to be conducted, as well as any agreement under which the Company and its Subsidiaries have access to any third-party trade secret, confidential or proprietary information used by the Company and its Subsidiaries in their business (the “Intellectual Property Rights”). The Company and its Subsidiaries own or possess sufficient legal rights to all the Intellectual Property Rights, and in each case such rights are all of the legal rights necessary to conduct their business as now conducted and as proposed to be conducted without any conflict with or infringement or misappropriation of the rights of others. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company or its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the Intellectual Property Rights or any intellectual or proprietary rights of any other person or entity, except as set forth on Schedule 2.10.

     (b)  To the Company’s Knowledge, no allegations have been made that the Company or its Subsidiaries has violated or, by conducting the FBO Business as conducted and as proposed to be conducted, would violate any patent, trademark, service mark, trade name, copyright, trade secret or other proprietary rights of any other person or entity.

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     (c)  To the Company’s Knowledge, none of the employees of the Company or its Subsidiaries is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with such employee’s duties to the Company and its Subsidiaries or that would conflict with the business of the Company and its Subsidiaries as conducted and as proposed to be conducted. Neither the execution nor delivery of this Agreement or any related agreements, nor the carrying on of the business of the Company and its Subsidiaries by its employees, nor the conduct of the business of the Company and its Subsidiaries as conducted and as proposed to be conducted, will, to the Company’s Knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated. To the Company’s Knowledge, it is not or will not be necessary to utilize any inventions, trade secrets or proprietary information of any of the employees of the Company or its Subsidiaries made prior to their employment with the Company or its Subsidiaries, except for inventions, trade secrets or proprietary information that have been assigned to the Company or its Subsidiaries.

     (d)  To the Company’s Knowledge, no claims have been asserted by any other person or entity contesting the validity, enforceability, use or ownership of any of the Intellectual Property Rights. To the Company’s Knowledge, there has been no infringement or misappropriation by any other person or entity with respect to any of the Intellectual Property Rights.

     (e)  Notwithstanding the foregoing, to the Company’s Knowledge, Trade Secrets (as defined below) used in or necessary for the business of the Company and its Subsidiaries are the unencumbered property of the Company or its Subsidiaries. No claim has been asserted against the Company or its Subsidiaries by any entity or person with respect to, or challenging or questioning, the ownership, validity of or right to use the Trade Secrets, nor, to Company’s Knowledge, is there a valid basis for any such claim. The Company and its Subsidiaries and their agents and employees shall not, except as permitted by this Agreement, use, disseminate or disclose, directly or indirectly, any of the Trade Secrets to any party at any time before or after the consummation of the transactions contemplated by this Agreement. “Trade Secrets” means trade secrets (as such are determined under applicable law), know-how and other confidential business information, including technical information, marketing plans, research, designs, plans, methods, techniques, and processes, any and all technology, supplier lists, computer software programs or applications, in both source and object code form, technical documentation of such software programs, statistical models, supplier lists, e-mail lists, inventions, sui generis database rights, databases and data, whether in tangible or intangible form and whether or not stored, compiled or memorialized physically, electronically, graphically, photographically or in writing.

     2.11 Permits; Compliance with Laws.

     (a)  A true, correct and complete list of all licenses, franchises, permits, repair station certificates and other governmental authorizations of each of the Company and its Subsidiaries (other than environmental permits and other environmental approvals which are set forth on Schedule 2.18(d)) are set forth on Schedule 2.11(a). The licenses, franchises, permits, repair station certificates and other governmental authorizations listed on Schedules 2.11(a) and 2.18(d) are valid and in effect, and neither the Company nor any of its Subsidiaries has received any notice in writing or has Knowledge that: (i) any Governmental Authority intends to cancel, terminate or not renew

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any such license, franchise, permit, repair station certificate or other governmental authorization; or (ii) the Company or any of its Subsidiaries are conducting their respective businesses and carrying out any activities in breach or violation of any such license, franchise, permit, repair station certificate or other governmental authorization. The licenses, franchises, permits, repair station certificates and other governmental authorizations listed on Schedules 2.11(a) and 2.18(d) are the only licenses, franchises, permits, repair station certificates and other governmental authorizations required for the conduct of the business of, and the carrying out of activities by, the Company and its Subsidiaries as they are now being conducted or carried out by the Company and its Subsidiaries. The Company and each of its Subsidiaries have conducted and are conducting their respective businesses in compliance with the requirements, standards, criteria and conditions set forth in the licenses, franchises, permits, repair station certificates and other governmental authorizations listed on Schedules 2.11(a) and 2.18(d). The transactions contemplated by this Agreement will not result in a default under or a breach or violation of, or adversely affect the rights and benefits afforded to the Company or its Subsidiaries by, any licenses, franchises, permits, repair station certificates or other governmental authorizations listed on Schedules 2.11(a) or 2.18(d).

     (b)  The Company and each of its Subsidiaries are in compliance with all applicable national, state, local and foreign laws, rules and regulations. Except as set forth on Schedule 2.11(b), neither the Company nor any of its Subsidiaries has received from any Governmental Authority within the past three years any written notification with respect to possible conflicts, defaults or violations of any national, state, local and foreign laws, rules and regulations.

     2.12 Real Property; Leases of Real Property.

     (a)  Neither the Company nor its Subsidiaries owns fee simple title to any real property.

     (b)  Schedule 2.12(b) contains a complete and correct list of all written (and a summary description of all oral) leases, subleases, license agreements or other rights of possession or occupancy of real property to which the Company or any of its Subsidiaries is a party (as tenant, occupier or possessor, except as provided in the leases, subleases or license agreements) (each a “Real Property Lease” and collectively the “Real Property Leases”). A complete and correct copy of each Real Property Lease has been furnished to the Acquiror. Except as disclosed on Schedule 2.12(b), no consent is required of any landlord or other third party to any Real Property Lease to consummate the transactions contemplated hereby. Neither the Company nor any of its Subsidiaries is in default in any respect beyond any applicable notice or grace period or has received written notice of any such default still outstanding on the date hereof under any Real Property Lease, and on the date hereof there exists no uncured default thereunder by any other party. All Real Property Leases are in full force and effect and are enforceable against the Company or its Subsidiaries, and to the Company’s Knowledge, the other parties thereto, in accordance with their terms except as limited by the Bankruptcy and Equity Exceptions. The real property demised under the Real Property Leases constitutes all of the real property necessary for the operation of the business of the Company and its Subsidiaries as presently conducted. There is no brokerage commission or finder’s fee due from the Company or any of its Subsidiaries and unpaid with regard to any of the Real Property Leases, or which will become due at any time in the future with regard to any Real Property Lease. No proceeding is pending or, to the Company’s Knowledge, threatened for the taking or condemnation of all or any portion of the property demised under the Real Property Leases. The Company owns good and marketable title to the leasehold estates, free and clear of any

15

Encumbrances, except for: (i) real property Taxes, if any affecting properties of which the premises demised under the Real Property Leases form a part, not yet due and payable; and (ii) the matters and exceptions set forth on Schedule 2.12(b).

     (c)  Except as set forth on Schedule 2.12(c), there are no unrecorded covenants, deed restrictions, easements, leases, subleases or rights of occupancy or Encumbrances which encumber any of the Real Property Leases or, to the Company’s Knowledge, any of the properties demised under the Real Property Leases.

     (d)  Except as set forth on Schedule 2.12(d), there are no easements, rights of way or licenses which are not in full force and effect necessary for the operation of the premises demised under the Real Property Leases and all such easements, rights of way and licenses set forth on Schedule 2.12(d) are in full force and effect.

     (e)  Except as set forth on Schedule 2.12(e), the premises demised under the Real Property Leases and any other properties and assets owned, leased or used by the Company and its Subsidiaries in the operation of the business, including the walls, ceilings and other structural elements of any improvements erected on the properties demised under the Real Property Leases and the building systems such as heating, plumbing, ventilation, air conditioning, mechanical and electric, are: (i) adequate and sufficient for the current operations of the business; and (ii) in good working order, repair and operating condition, are without any structural defects other than minimal structural defects which do not affect the value or use of such properties and have been maintained in accordance with generally accepted industry practices.

     (f)  The Company and its Subsidiaries have the right of ingress and egress, through a public road or street, to and from each of the properties demised under the Real Property Leases. No utility easement or right of way which services any of the properties demised under the Real Property Leases may be terminated by the owner or mortgagee of any property through which any such easement or right of way runs.

     2.13 Insurance.

     Schedule 2.13 contains a complete and correct list of all policies of insurance of any kind or nature covering the Company or any of its Subsidiaries including, without limitation, policies of life, fire, theft, professional services, employee fidelity, directors’ and officers’ and other casualty and liability insurance, and such policies are in full force and effect. Complete and correct copies of each such policy have been provided to the Acquiror. Schedule 2.13 also sets forth: (a) with respect to each such insurance policy, the applicable deductible amounts and any limitations to coverage; (b) a true and complete list of claims made in respect of such insurance policies from and after January 1, 2001. No notice of cancellation has been received by the Company or any of its Subsidiaries with respect to any of its insurance policies, and no such policies are subject to any retroactive rate or audit adjustments or coinsurance arrangements. There is no claim by the Company or any of its Subsidiaries pending under any of such insurance policies as to which coverage has been questioned, denied or disputed by the underwriters of such insurance policies or requirement by any insurer to perform work which has not been satisfied. Neither the Company nor any of its Subsidiaries has incurred any liability covered by the insurance policies for which it has not properly asserted a claim under such policies. All premiums due under all insurance policies

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have been paid. The insurance policies set forth on Schedule 2.13 cover risks and liabilities to an extent and in a manner customary in the industry in which the Company and its Subsidiaries operate.

     2.14 Contracts.

     (a)  Schedule 2.14(a) lists the following agreements to which the Company or any of its Subsidiaries is a party (or provides a cross-reference to another schedule in the Disclosure Schedules where such agreements are listed):

          (i) all documents relating to indebtedness for money borrowed or collateral therefor, including guarantees;

          (ii) all collective bargaining, labor, employment, consulting, termination, compensation, bonus, profit sharing, severance, stock option, stock purchase, retirement, pension, health, accident, group insurance, liability, death benefit and other agreements or plans relating to compensation of or benefits for current or former officers or employees of the Company or its Subsidiaries;

          (iii) any lease, contract, commitment, or agreement (or group of related agreements) for the purchase or sale of raw materials, commodities, supplies, products or other personal property, or for the furnishing or receipt of services, the performance of which will: (A) extend over a period of more than one year; (B) result in a loss to the Company or any of its Subsidiaries; or (C) involve consideration paid or received in excess of $10,000;

          (iv) any contract, agreement, or instrument not entered into in the ordinary course of the business of the Company or its Subsidiaries;

          (vi) any contract containing restrictions on the operations of the Company or its Subsidiaries or the ability of the Company or its Subsidiaries to compete in any geographic region or in any line of business;

          (vii) any lease of real property and all personal property leases with annual lease payments or receipts in excess of $10,000;

          (viii) any agreement concerning a partnership or joint venture;

          (ix) any agreement between the Seller or its affiliates, on the one hand, and the Company or its Subsidiaries, on the other hand;

          (x) any agreement under which it has advanced or loaned any amount to any of its directors, officers, stockholders or employees outside the ordinary course of business;

          (xi) any agreement under which the consequences of a default or termination could have a Material Adverse Effect;

          (xii) any contract relating to fuel purchases, fuel sales, into-plane services, ground

17

support services, aircraft hangar rental and aircraft tie-down services, and aircraft maintenance;

          (xiii) each and every other contract which is material to the financial condition, earnings, operation or business of the Company or its Subsidiaries; and

          (xiv) any other agreement (or group of related agreements), the performance of which involves annual consideration in excess of $10,000.

          Complete and correct copies of each of the agreements listed on Schedule 2.14(a) have been provided to the Acquiror.

     (b)  The Company and its Subsidiaries have performed all of their respective obligations required to be performed by them to date and are not in default in any respect under any agreement set forth on Schedule 2.14(a). To the Company’s Knowledge, no party with whom the Company or any of its Subsidiaries has such an agreement is in default thereunder. All of the agreements set forth on Schedule 2.14(a) are in full force and effect and enforceable against the Company and its Subsidiaries, and to the Company’s Knowledge, the other parties thereto in accordance with their terms, except as limited by the Bankruptcy and Equity Exceptions. Neither the Company nor any of its Subsidiaries has been notified in writing or has Knowledge that any party to any agreement set forth on Schedule 2.14(a) intends to cancel, terminate, not renew or exercise an option, or materially increase the rent or other fees required to be paid or materially decrease the goods purchased or sold or services provided by or to such party under any such agreement, whether in connection with the transactions contemplated hereby or otherwise. Neither the Company nor any of its Subsidiaries has been the subject of any warranty claim, indemnification claim or any other claim whatsoever arising out of or relating to any agreement set forth on Schedule 2.14(a) and, to the Company’s Knowledge, no such claims have been or are presently threatened. Except as set forth on Schedule 2.14(b), none of the Company’s or any of its Subsidiaries’ agreements with any third party requires or provides for the payment of any rebate, allowance, stocking fee or other similar payment to any such third party in an amount in excess of $10,000 on an annual basis.

     2.15 No Violation.

     Except as set forth on Schedule 2.15, neither the execution or delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby, will violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or restriction of any Governmental Authority, or court to which the Company or any of its Subsidiaries is a party or to which any of them are bound or subject, conflict with or result in a breach of, or give rise to a right of termination of, or accelerate the performance required by, any terms of any agreement or contract listed on Schedule 2.14(a), or constitute a default in any respect thereunder, or result in the creation of any Encumbrance upon any of the Company’s or its Subsidiaries’ assets, nor will it violate any of the provisions of the Company’s Charter or Bylaws, or any of the organizational documents of any of its Subsidiaries, or violate any judgment or decree by which it or any of its Subsidiaries is bound.

     2.16 Litigation; Orders.

     Except as set forth on Schedule 2.16, there is no pending action, arbitration, audit,

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hearing, investigation, litigation or suit (whether civil, criminal, administrative, investigative or informal) commenced, brought, conducted, heard by or before, or otherwise involving, any court, Governmental Authority, arbitrator or other third party, whether at law or in equity (a “Proceeding”) (whether or not the defense thereof or liabilities in respect thereof are covered by insurance), that: (a) has been commenced by or against the Company or any of its Subsidiaries; or (b) challenges or may have the effect of preventing, delaying, making illegal, or otherwise interfering with the transactions contemplated hereby. To the Company’s Knowledge, no Proceeding has been threatened by or against the Company or any of its Subsidiaries and no event has occurred or circumstances exist that may give rise to or serve as a basis for commencement of any Proceeding by or against the Company or any of its Subsidiaries. Copies of all pleadings, correspondence and other documents relating to each Proceeding listed on Schedule 2.16 have been delivered or made available to the Acquiror. All notices required to have been given to any insurance company listed as insuring against any Proceeding listed on Schedule 2.16 have been timely and duly given and, except as set forth on Schedule 2.16, no insurance company has asserted that such Proceeding is not covered by the applicable policy relating to such Proceeding. Neither the Company nor any of its Subsidiaries is subject to or limited by any order of any Governmental Authority.

     2.17 Third Party and Governmental Consents.

     No consent, waiver, approval, permit, authorization of, declaration to or filing with any third party or Governmental Authority on the part of the Company or any of its Subsidiaries is required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for: (a) the consents set forth on Schedule 2.17; (b) any filings as may be required under applicable federal and state securities laws; and (c) the filing of a Notification and Report Form pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, together with the rules and regulations promulgated thereunder (the “HSR Act”), and the expiration or earlier termination of the applicable waiting period thereunder with respect to the transactions contemplated hereby.

     2.18 Environmental Matters.

     (a)  For purposes of this Agreement, “Environmental Laws” means any federal, state, local, provincial or foreign law, ordinance, regulation, order, or permit, license or approval pertaining to the environment, natural resources or human health or safety as presently in effect or as amended as of the Closing Date.

     (b)  For purposes of this Agreement, “Hazardous Materials” means hazardous wastes as presently defined by the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901 et. seq., as amended, and regulations promulgated thereunder and hazardous substances as presently defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. § 9601 et seq., as amended (“CERCLA” or “Superfund”) and regulations promulgated thereunder, and shall also include any pollutant, contaminant, substance, material or waste (regardless of physical form or concentration) that is regulated, listed or identified under any Environmental Law which is or was applicable to the operations of the Company and any other substance, material or waste (regardless of physical form or concentration) which is or may become hazardous or toxic to living things or the environment.

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     (c)  For purposes of this Agreement, the “Related Entities” means any predecessor entities to which any of the Company or its Subsidiaries succeed by merger, stock purchase, asset purchase or otherwise.

     (d)  Except as disclosed on Schedule 2.18(d): (i) the operations of the Company and its Subsidiaries, and to the Company’s Knowledge, the Related Entities, are now and have at all times been in compliance with applicable Environmental Laws; (ii) neither the Company or any of its Subsidiaries, nor to the Company’s Knowledge, the Related Entities, is subject to any pending or, to the Company’s Knowledge, threatened judicial or administrative proceeding alleging the violation of any Environmental Law or alleging responsibility for environmental conditions at any property; (iii) neither the Company nor any of its Subsidiaries has received any written notice that it is potentially responsible for environmental conditions at any property or potentially liable for any claims arising under Environmental Laws; (iv) neither the Company nor any of its Subsidiaries has received a written request for information under CERCLA or any state or local counterpart; (v) neither the Company, its Subsidiaries, nor to the Company’s Knowledge, the Related Entities, has disposed of or released Hazardous Materials, except in accordance with applicable Environmental Laws, on, in, at or under any real property currently or formerly owned, operated, leased or occupied by the Company, its Subsidiaries or the Related Entities; (vi) to the Company’s Knowledge, there are no underground storage tanks or piping, septic tanks, drains, sumps, pits, ponds, impoundments, lagoons, landfills, waste piles, friable asbestos containing materials, peeling or damaged lead paint or regulated polychlorinated biphenyls present on, in, at or under any real property currently or formerly owned, operated, leased or occupied by the Company, its Subsidiaries or the Related Entities; (vii) neither the Company or any of its Subsidiaries, nor to the Company’s Knowledge, the Related Entities, has generated for transport, transported, disposed of or released any Hazardous Materials to, in or at any other real property; (viii) the Company and its Subsidiaries have all permits, licenses and approvals required by Environmental Laws to conduct their existing business operations and neither the Company nor any of its Subsidiaries has received any notice that any Governmental Authority intends to cancel, terminate or not renew any such permit, license or approval; (ix) neither the Company or any of its Subsidiaries, nor to the Company’s Knowledge, the Related Entities, has agreed to indemnify any predecessor or other party, including a buyer, seller, landlord or tenant, with respect to any environmental liability nor has the Company or any of its Subsidiaries, nor to the Company’s Knowledge, the Related Entities, agreed to assume the environmental liability of any person by contract, agreement, or operation of law; (x) the transactions contemplated by this Agreement are not subject to any state environmental transfer laws and no governmental approval, clearance or consent is required under any Environmental Law for the consummation of the transactions contemplated hereby or for the Company and its Subsidiaries to continue the business as presently conducted after the Closing; (xi) to the Company’s Knowledge, no other Person has released Hazardous Materials at any property currently or formerly owned, operated, leased or occupied by the Company, any of its Subsidiaries or the Related Entities or in a location that would threaten or contaminate such properties; and (xii) the Company and its Subsidiaries have delivered to the Acquiror copies of all environmental reports, permits, suits, information requests, orders, notices of violation, closure letters, site status letters and similar documentation that are in their possession or control, each of which is listed on Schedule 2.18(d), and have disclosed their waste practices and their use of Hazardous Materials, if any, on Schedule 2.18(d).

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     2.19 Employees and Consultants.

     (a)  The Company has provided the Acquiror with a true and complete list of all Persons presently employed by the Company or its Subsidiaries, all Persons who presently perform work for the Company or any of its Subsidiaries pursuant to any agreements between the Company or any of its Subsidiaries and any employment agency, and all currently-engaged independent contractors and consultants (collectively, the “Independent Contractors”) of the Company or any of its Subsidiaries, and the position and total compensation, including base salary or wages, bonus, commissions, and all other available forms of compensation, paid or to become payable to each such individual during the 2004 fiscal year.

     (b)  Schedule 2.19(b) lists all employment agreements, independent contractor agreements, consulting agreements or severance agreements to which the Company or any of its Subsidiaries is a party. This Agreement and the transactions contemplated hereby do not and will not violate any such employment, independent contractor or consulting agreements. The Company and its Subsidiaries are in compliance with all currently applicable federal, state, and local laws and regulations respecting employment, discrimination in employment, terms and conditions of employment, wages, hours and occupational safety and health and employment practices, and, to the Company’s Knowledge, neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice.

     (c)  The Company and its Subsidiaries have withheld all amounts required by law or by agreement to be withheld from the wages, salaries, and other payments to employees and are not liable for any arrears of wages or any Taxes or any penalty for failure to comply with any of the foregoing. Neither the Company nor or any of its Subsidiaries is liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits or obligations for employees. There are no pending claims against the Company or any of its Subsidiaries under any workers’ compensation plan or policy or for long term disability. There are no claims or controversies pending or, to the Company’s Knowledge, threatened, between the Company or any of its Subsidiaries and any of their respective employees or Independent Contractors.

     (d)  To the Company’s Knowledge, no employees or Independent Contractors of the Company or any of its Subsidiaries are in violation of any term of any employment contract, patent disclosure agreement, enforceable non-competition agreement, or any enforceable restrictive covenant to a former employer or customer relating to the right of any such employee or Independent Contractor to be employed by the Company or any of its Subsidiaries because of the nature of the business conducted or presently proposed to be conducted by the Company or any of its Subsidiaries or to the use of trade secrets or proprietary information of others.

     (e)  No employees or Independent Contractors of the Company or any of its Subsidiaries have given notice and, to the Company’s Knowledge, no such employee or Independent Contractor intends to terminate his or her employment, independent contractor or consulting relationship with the Company or its Subsidiaries.

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     2.20 Business Conduct.

     Except as set forth on Schedule 2.20, as contemplated by this Agreement or with respect to any construction or development costs incurred by the Company or its Subsidiaries relating to the Approved Construction Obligations, from and after June 30, 2003, the Company and its Subsidiaries have conducted their business only in the ordinary course consistent with past custom and practice and there has not been any:

     (a)  Material Adverse Effect;

     (b)  loan or advance by the Company or any of its Subsidiaries to any Person other than sales to customers on credit in the ordinary course of business consistent with past custom and practices;

     (c)  declaration, setting aside, or payment of any dividend or other distribution in respect of any equity interest in the Company or any of its Subsidiaries, or any direct or indirect redemption, purchase, or other acquisition of such equity interest;

     (d)  incurrence of any debts, liabilities or obligations except current liabilities incurred in connection with or for services rendered or goods supplied in the ordinary course of business consistent with past custom and practices, liabilities on account of Taxes and governmental charges but not penalties, interest or fines in respect thereof;

     (e)  issuance by the Company or any of its Subsidiaries of any notes, bonds, or other debt securities or any stock options, warrants or other equity securities or securities convertible into or exchangeable for any equity securities;

     (f)  cancellation, waiver or release by the Company or any of its Subsidiaries of any debts, rights or claims, except in each case in the ordinary course of business consistent with past custom and practices;

     (g)  change in accounting principles, methods or practices (including, without limitation, any change in depreciation or amortization policies or rates) utilized by the Company or any of its Subsidiaries, unless required by GAAP;

     (h)  negotiation, sale, lease, transfer or conveyance by the Company or any of its Subsidiaries of any assets other than in the ordinary course of business;

     (i)  capital expenditures or commitments therefor by the Company or any of its Subsidiaries, other than with respect to the capital expenditures or commitments set forth on Schedule 2.27;

     (j)  creation of any Encumbrance on any asset of the Company or any of its Subsidiaries, except for Permitted Encumbrances;

     (k)  adoption, amendment or termination of any employee benefit plan;

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     (l)  increase in the benefits provided under any employee benefit plan; or

     (m)  occurrence or event not included in clauses (a) through (l) that is reasonably likely to have a Material Adverse Effect.

     2.21 Transactions with Affiliates.

     Except as set forth on Schedule 2.21, neither the Company nor or any of its Subsidiaries is a party to any contract, agreement or other arrangement (other than those relating to employment and listed on Schedule 2.19(b) or in an aggregate amount not in excess of $1,000) with: (a) any current or former officer, director, employee or stockholder; (b) any parent, spouse, child, brother, sister or other family relation of any such officer, director, employee or stockholder; (c) any corporation, partnership or other entity of which any such officer, director, employee or stockholder or any such family relation is an officer, director, employee, partner or greater than 10% owner (based on percentage ownership of voting interest); or (d) any trust with respect to which any such entity is a trustee or beneficiary.

     2.22 No Brokers.

     Except as set forth on Schedule 2.22, neither the Company nor any Person acting on behalf of the Company has agreed to pay a commission, finder’s or investment banking fee, or similar payment in connection with this Agreement or any matter related hereto to any Person, nor has any such Person taken any action on which a claim for any such payment could be based.

     2.23 Accounts Receivable.

     Except as set forth on Schedule 2.23, all accounts, accounts receivable, notes and notes receivable, including all rights of the Company or any of its Subsidiaries to payment for goods sold or for services rendered which are payable to the Company or any of its Subsidiaries, including any security held for the payment thereof (collectively, the “Accounts Receivable”) are reflected properly on the books and records of the Company and its Subsidiaries, are valid receivables subject to no setoffs, counterclaims, valid defenses, offsets, returns, allowances or credits of any kind, are current and fully collectible in accordance with their terms at their recorded amounts, except to the extent of the amount of the reserve for doubtful accounts reflected in the Company Financial Statements or the Closing Balance Sheet. The Company has used commercially reasonable efforts in the collection of the Accounts Receivable.

     2.24 Customers and Suppliers.

     Schedule 2.24 contains a complete and accurate list of the 5 largest customers (based on revenues) and 5 largest suppliers (based on expenses) for each FBO for the fiscal year ended June 30, 2003 and for the fiscal year 2004 through the Balance Sheet Date. Except as set forth on Schedule 2.24, neither the Company nor any of its Subsidiaries has received written notice that, and neither the Company nor any of its Subsidiaries has Knowledge that, any such customer or any such supplier does not plan to continue to do business with the Company or its Subsidiaries after the Closing, or plans to reduce its supplies to or volume of orders from the Company or its Subsidiaries

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after the Closing or will not do business on substantially the same terms and conditions with the Company or its Subsidiaries after the Closing as such supplier or customer did with the Company or its Subsidiaries before the Closing. All of the Company’s and its Subsidiaries’ relationships with their customers: (a) are described in written agreements, copies of which have been provided to the Acquiror; (b) have not been orally modified; and (c) require no performance by the Company or its Subsidiaries beyond the written terms thereof. Schedule 2.24 identifies all suppliers from whom the Company or its Subsidiaries is entitled to any price discounts and all customers for whom the Company or its Subsidiaries has granted any price discounts, and the oral or written agreements evidencing such discounts.

     2.25 Employee Benefit Plans; ERISA.

     (a)  Certain Definitions. For purposes of this Agreement, the following terms have the following meanings:

     “Company Employee Benefit Plans” means Employee Benefit Plans maintained by the Company or any of its Subsidiaries, or with respect to which the Company or any of its Subsidiaries has or may have any liability (whether actual, contingent, with respect to any of its assets or otherwise), in each case with respect to any employees or former employees of the Company or any of its Subsidiaries.

     “Company Employee Pension Plans” means Company Employee Benefit Plans that constitute “employee pension benefit plans” within the meaning of Section 3(2) of ERISA.

     “Company Welfare Plans” means Company Employee Benefit Plans that constitute “employee welfare benefit plans” within the meaning of Section 3(1) of ERISA.

     “Employee Benefit Plan” means “employee benefits plans” within the meaning of Section 3(3) of ERISA and any other material employee benefit arrangements or payroll practices, including, without limitation, employment agreements, severance agreements, executive compensation arrangements, incentive programs or arrangements, sick leave, vacation pay, severance pay policies, plant closing benefits, salary continuation for disability, consulting or other compensation arrangements, workers’ compensation, retirement, deferred compensation, bonus, stock purchase, hospitalization, medical insurance, life insurance, tuition reimbursement or scholarship programs, and any plans providing benefits or payments in the event of a change of control, change in ownership, or sale of a substantial portion (including all or substantially all) of the assets of any Person.

     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and rulings promulgated thereunder.

     “ERISA Affiliate” means any trade or business, whether or not incorporated, that, together with the Company, is or ever was treated as a “single employer” within the meaning of Section 414(b) or (c) of the Code and, solely for the purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, within the meaning of Section 414(m) or (o) of the Code.

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     “Title IV Plans” means Employee Benefit Plans subject to Title IV of ERISA or Section 412 of the Code, to which the Company or any ERISA Affiliate contributes, or has or has ever had, any obligation to contribute.

     (b)  Employee Benefit Representations.

          (i) Schedule 2.25(b)(i) contains a complete and correct list of the Company Employee Benefit Plans. Schedule 2.25(b)(i) clearly identifies: (a) all Company Employee Benefit Plans that are Company Welfare Plans that provide for continuing benefits or coverage for any participant or beneficiary of a participant after such participant’s termination of employment except coverage or benefits required by Part 6 of Title I of ERISA or Section 4980B of the Code if paid 100% by the participant or beneficiary; and (b) all Company Employee Benefit Plans that are Title IV Plans.

          (ii) Except as set forth on Schedule 2.25(b)(ii):

               (a) true, correct and complete copies of the following documents, with respect to each of the Company Employee Benefit Plans, have been delivered to the Acquiror: (I) all plan documents, including trust agreements, insurance policies and service agreements, and amendments thereto; (II) the most recent Form 5500 and any financial statements attached thereto and those for the prior three years or the “top hat” notice filed with the Department of Labor with respect to any applicable Company Employee Pension Plan; (III) the last Internal Revenue Service determination letter and the application and supporting documentation and correspondence submitted to the Internal Revenue Service with respect thereto; (IV) summary plan descriptions; (V) the most recent actuarial report and those for the prior three years; (VI) the most recent nondiscrimination, top heavy and maximum contribution testing results and those for the prior three years; and (VII) written descriptions of all non-written agreements relating to any such plan;

               (b) all amendments and actions required to bring the Company Employee Benefit Plans into conformity in all material respects with all of the applicable provisions of ERISA, the Code and any other applicable laws (including the rules and regulations thereunder) have been made or taken;

               (c) the Company Employee Benefit Plans that are intended to qualify under Section 401 of the Code are so qualified in form and the trusts maintained pursuant thereto are exempt from federal income taxation under Section 501 of the Code, and, to the Seller’s Knowledge, nothing has occurred with respect to the operation of such plans that could cause the loss of such qualification or exemption or the imposition of any lien, penalty, or tax under ERISA or the Code, and none of the Company, its Subsidiaries or ERISA Affiliates has received any material adverse notice (including, without limitation, any notice of audit, investigation, penalty, liability for non-payment of Tax or other noncompliance) concerning a Company Employee Benefit Plan from the Internal Revenue Service, the Department of Labor or the Pension Benefit Guaranty Corporation within the four years preceding the date of this Agreement;

               (d) there are no material pending claims or lawsuits that have been asserted or instituted by or against the Company Employee Benefit Plans, against the assets of any

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of the trusts under such plans or by or against the plan sponsor, plan administrator, or any fiduciary of the Company Employee Benefit Plans (other than routine benefit claims) and to the Seller’s Knowledge, there are no facts that could form the basis for any such claim or lawsuit;

               (e) the Company Employee Benefit Plans have been maintained in accordance with their plan documents and with all provisions of the Code and ERISA (including rules and regulations thereunder) and other applicable law, in all material respects, and none of the Company, its Subsidiaries, ERISA Affiliates or any other “party in interest” or “disqualified person” with respect to the Company Employee Benefit Plans has engaged in a “prohibited transaction” within the meaning of Section 4975 of the Code or Title I, Part 4 of ERISA that is not exempt under applicable law, regulations and administrative exemptions;

               (f) none of the Company Employee Benefit Plans contains any provisions which would prohibit the transactions contemplated by this Agreement or which would give rise to any severance, termination or other payments or liabilities as a result of the transactions contemplated by this Agreement, and as of the Closing Date no payment that is owed by or may become due from the Company or its Subsidiaries to any Company Employee Benefit Plan or to any director, officer, employee, or agent of the Company, its Subsidiaries or an ERISA Affiliate, will be non-deductible by the Company or its Subsidiaries by reason of Section 280G of the Code;

               (g) none of the Company or any of its Subsidiaries has any liability (whether actual, contingent, with respect to any of its assets or otherwise) with respect to any Employee Benefit Plan that is not a Company Employee Benefit Plan;

               (h) except to the extent advance notice may be required by applicable law, each of the Company Employee Benefit Plans (including without limitation each such plan covering retirees of the Company or any of its Subsidiaries or the beneficiaries of such retirees) may be terminated or amended by its sponsoring employer, in any manner and at any time, without the consent of and without any further liability to its participants and beneficiaries for benefits that may be accrued or expenses that may be incurred after the date of such termination or amendment;

               (i) no Company Employee Pension Plan is “top-heavy” as defined in Section 416 of the Code;

               (j) no material liability under Title IV or Section 302 of ERISA has been incurred by any ERISA Affiliate that has not been satisfied in full within the period permitted by applicable law;

               (k) the Pension Benefit Guaranty Corporation has not instituted proceedings to terminate any Title IV Plan covering any employees of any ERISA Affiliate, and no condition exists that presents a material risk that such proceedings will be instituted;

               (l) with respect to each Company Employee Benefit Plan that is a Title IV Plan, the present value of accrued benefits under such plan, based upon the actuarial assumptions used for funding purposes in the most recent actuarial report prepared by such plan’s actuary with

26

respect to such plan did not exceed, as of its latest valuation date, the then current value of such plan allocable to such accrued benefits;

               (m) no Company Employee Benefit Plan that is a Title IV Plan or any trust established thereunder has incurred any “accumulated funding deficiency” (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, as of the last day of the most recent fiscal year of each Title IV Plan ended prior to the Closing Date;

               (n) all contributions required to be made on or before the date of this Agreement with respect to any Company Employee Benefit Plan have been timely made, or are reflected on the most recent audited, consolidated balance sheet (or the notes thereto) of the Seller filed with the Securities and Exchange Commission (the “SEC”) to the extent such contributions were required to have been so reflected by the Securities Exchange Act of 1934 (the “Exchange Act”). All contributions required to be made with respect to any Company Employee Benefit Plan from and after the date of this Agreement and prior to the Closing Date will have been timely made, or will be reflected on the most recent balance sheet (or the notes thereto) of the Seller contained in an Exchange Act filing with the SEC to the extent such contributions are required to have been so reflected by the Exchange Act;

               (o) there has been no amendment to, written interpretation of or announcement (whether or not written) by the Seller or any ERISA Affiliate relating to, or change in employee participation or coverage under, any Company Employee Benefit Plan that would increase materially the expense of maintaining such Company Employee Benefit Plan above the level or expense incurred in respect thereof for the Seller’s most recent fiscal year ended prior to the date of this Agreement; and

               (p) with respect to any Title IV Plan that is a “multi-employer pension plan,” (i) neither the Seller nor any ERISA Affiliate has made or suffered a “complete withdrawal” or a “partial withdrawal” as such terms are respectively defined in sections 4203 and 4205 of ERISA (or any liability resulting therefrom has been satisfied in full), (ii) no event has occurred that presents a material risk of a partial withdrawal by the Seller or any ERISA Affiliate, and (iii) neither the Seller nor any ERISA Affiliate has any contingent liability under section 4204 of ERISA.

          (iii) The Company has not prepaid or prefunded any Company Welfare Plan through a trust, reserve, premium stabilization or similar account, other than pursuant to any insurance contract that does not include a “fund” as defined in Sections 419(e)(3) and (4) of the Code; none of the Company, its Subsidiaries or ERISA Affiliates has ever established or maintained a voluntary employees’ beneficiary association, as defined in Section 501(c)(9) of the Code, whose members include or included current or former employees of the Company, its Subsidiaries or an ERISA Affiliate.

     2.26 Collective Bargaining Agreements and Labor.

     (a)  Except as set forth on Schedule 2.26(a), neither the Company nor any of its Subsidiaries is a party to any labor or collective bargaining agreement and there are no labor or collective bargaining agreements which pertain to employees of the Company or its Subsidiaries.

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There are no pending strikes, work stoppages, slowdowns, lockouts, or material arbitrations or other labor disputes pending against the Company or its Subsidiaries.

     (b)  Except as set forth on Schedule 2.26(b), there are no pending complaints, charges or claims against the Company or its Subsidiaries filed with any public or Governmental Authority, arbitrator or court based upon the employment or termination of employment by the Company or its Subsidiaries of any individual.

     (c)  The Company and its Subsidiaries are in compliance with all laws, regulations and orders relating to the employment of labor, including all such laws, regulations and orders relating to wages, hours, Worker Adjustment and Retraining Notification Act, collective bargaining, discrimination, civil rights, safety and health, workers’ compensation and the collection and payment of withholding and/or social security taxes and any similar tax.

     (d)  The Company has classified all individuals who perform services for it correctly under each Employee Benefit Plan, ERISA, the Code and other applicable law as common law employees, independent contractors or leased employees.

     2.27 Capital Expenditures.

     Schedule 2.27 sets forth the capital expenditures incurred by the Company or its Subsidiaries from and after January 1, 2003 through the Balance Sheet Date and all budgeted capital expenditures or legally binding capital expenditure commitments by the Company or its Subsidiaries from and after the date hereof including the Construction Obligations. For the Construction Obligations and any other legally binding capital expenditure commitments exceeding $50,000, Schedule 2.27 also contains a reference to the contracts or agreements with the applicable third parties evidencing such capital expenditure commitments.

     2.28 Bank Accounts; Powers of Attorney.

     Schedule 2.28 of the Disclosure Schedules is a true and complete list of: (a) the names and locations of all banks, trust companies, savings and loan associations and other financial institutions at which the Company and its Subsidiaries maintain accounts of any nature and the location of all lockboxes and safe deposit boxes of the Company and its Subsidiaries; (b) the names of all Persons authorized to draw thereon or make withdrawals therefrom or have access thereto; and (c) the names of all Persons holding general or special powers of attorney from the Company or its Subsidiaries.

     2.29 Certain Payments.

     Neither the Company, its Subsidiaries nor any of their respective directors, officers, employees or agents has directly or indirectly: (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment in violation of any federal, state, local, municipal, foreign or other constitution, ordinance, regulation, statute, treaty, or other law to any person or entity, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, or (iii) to obtain special concessions or for special concessions already

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obtained, for or in respect of the Company or any affiliate of the Company; or (b) established or maintained any fund or asset that has not been recorded in the books and records of the Company or its Subsidiaries.

     2.30 Proxy Statement.

     None of the information included in the proxy statement to be filed with the SEC by the Seller pursuant to Section 5.13 hereof (the “Proxy Statement”) will, at the date or dates mailed to the shareholders of the Seller, and at the time of the Shareholder Meeting in connection with the transactions contemplated hereby, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder. If at any time prior to the Shareholder Meeting, any event relating to the Seller, the Company or its Subsidiaries or any of their affiliates, officers or directors should be set forth in a supplement to the Proxy Statement, the Seller shall promptly inform the Acquiror.

     2.31 Disclosure.

     None of the representations and warranties set forth in this Agreement, the schedules, certificates, and the other documents furnished by the Company to the Acquiror pursuant hereto, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading. Except for the representations and warranties set forth in Articles II and III, neither the Seller, the Company nor any person or entity acting on behalf of the Seller or the Company makes any other representation or warranty in connection with the transactions contemplated hereby, express or implied.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE SELLER

     The Seller hereby represents and warrants to the Acquiror that, except as set forth in the Disclosure Schedules, the following representations and warranties are, as of the date hereof, and will be (unless made as of a specified date), as of the Closing Date (subject to the disclosures on any updated Disclosure Schedules pursuant to Section 5.5(b)), true and correct.

     3.1 Organization and Existence; Title; Agreements.

     (a)  The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and is duly authorized and qualified to do business under all applicable laws, regulations, ordinances and orders of any Governmental Authority to carry on its business in the places and in the manner as now conducted, to own or hold under lease the properties and assets it now owns or holds under lease and to perform all of its obligations under this Agreement, except where the failure to be so authorized, qualified or in good standing would not be reasonably likely to result in a Material Adverse Effect.

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     (b)  Except as set forth on Schedule 3.1(b), the Seller: (i) holds of record and holds beneficially all of the issued and outstanding capital stock of the Company, free and clear of any Encumbrances; (ii) is not a party to any voting trust, proxy or other agreement or understanding with respect to any capital stock of the Company; and (iii) owns no other, and has no other right to purchase any, equity interests in the Company which are not disclosed in the Disclosure Schedules.

     3.2 Execution and Effect of Agreement.

     The Seller has the corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Seller and the consummation by the Seller of the transactions contemplated hereby have been duly authorized by all necessary action and no other proceeding on the part of the Seller is necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby (other than the approval of the transactions contemplated hereby by the Required Shareholder Vote (as defined below). This Agreement has been duly executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms, except as limited by the Bankruptcy and Equity Exceptions. The affirmative vote of a majority of the outstanding voting shares of the Seller and voting at the Shareholder Meeting (as defined below) at which a quorum is present is a sufficient vote of the holders of any Shares necessary to approve the transactions contemplated hereby (the “Required Shareholder Vote”). The quorum required for the Shareholder Meeting is a majority of the outstanding voting shares of the Seller (present in person or by proxy). Except for the consent of Wells Fargo Foothill, Inc., formerly known as Foothill Capital Corporation and Ableco Finance, LLC, no vote or approval of: (a) any creditor of the Seller; (ii) any holder of any option or warrant granted by the Seller or (iii) any shareholder of any of the Seller’s subsidiaries is necessary in order to approve or permit the consummation of the transactions contemplated hereby.

     3.3 No Violation.

     Subject to obtaining the Required Shareholder Vote, neither the execution or delivery of this Agreement by the Seller nor the consummation of the transactions contemplated hereby: (a) will violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or restriction of any government, Governmental Authority, or court to which the Seller is a party or to which the Seller is bound or subject; or (b) will conflict with or result in a breach of, or give rise to a right of termination of, or accelerate the performance required by, any terms of any agreement to which the Seller is a party, or constitute a default thereunder, except for any such violation, conflict, breach, right to terminate or acceleration that would not be reasonably likely to result in a Material Adverse Effect or result in the creation of any Encumbrance, other than a Permitted Encumbrance.

     3.4 Litigation.

     Except as set forth on Schedule 3.4, there is no litigation, claim, proceeding or government investigation pending or, to the Seller’s Knowledge, threatened against the Seller which could reasonably be expected to have a Material Adverse Effect.

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     3.5 Consents.

     Except as set forth on Schedule 3.5 and subject to obtaining the Required Shareholder Vote, no consent, approval, permit, authorization of, declaration to or filing with any third party or Governmental Authority on the part of the Seller is required in connection with the execution and delivery by the Seller of this Agreement or the consummation of the transactions contemplated hereby.

     3.6 No Brokers.

     Except for any consideration required to be paid to Imperial Capital, LLC, which the Seller acknowledges and agrees is its sole responsibility, neither the Seller nor any Person acting on behalf of the Seller has agreed to pay a commission, finder’s or investment banking fee, or similar payment in connection with this Agreement or any matter related hereto to any Person, nor has any such Person taken any action on which a claim for any such payment could be based.

     3.7 No Defaults.

     Neither the Seller nor its affiliates is in default in any material respect of its obligations, covenants or agreements under any loan documents, credit facilities or other financing documents, which default would be reasonably likely to result in a Material Adverse Effect.

     3.8 Opinion of Financial Advisor.

     The Seller’s financial advisor, Imperial Capital, LLC, has delivered to the Board of Directors of the Seller an oral opinion, to be confirmed in writing on or prior to the Closing, to the effect that, as of the date of such opinion, the aggregate consideration (as defined in such opinion) to be received by the Seller is fair from a financial point of view to the shareholders of the Seller.

     3.9 Board Approval.

     The Board of Directors of the Seller has duly and unanimously: (a) determined that this Agreement and the other transactions contemplated by this Agreement are fair to, and in the best interests of, the Seller and its shareholders; (b) approved this Agreement and the other transactions contemplated by this Agreement; and (c) determined to recommend that the shareholders of the Seller approve this Agreement and the other transactions contemplated by this Agreement.

     3.10 Proxy Statement.

     None of the information included in the Proxy Statement will, at the date or dates mailed to the shareholders of the Seller, and at the time of the Shareholder Meeting in connection with the transactions contemplated hereby, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder. If at any time prior to the Shareholder Meeting, any event relating to the Seller, the Company or its Subsidiaries or any of their affiliates, officers or directors should be set forth in a supplement to the Proxy Statement, the Seller shall promptly

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inform the Acquiror.

     3.11 Disclosure.

     None of the representations and warranties set forth in this Agreement, the schedules, certificates, and the other documents furnished by the Seller to the Acquiror pursuant hereto, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading. Except for the representations and warranties set forth in Articles II and III, neither the Seller, the Company nor any person or entity acting on behalf of the Seller or the Company makes any other representation or warranty in connection with the transactions contemplated hereby, express or implied.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE ACQUIROR

     The Acquiror hereby represents and warrants to the Company and the Seller that the following representations and warranties are, as of the date hereof, and will be (unless made as of a specified date), as of the Closing Date (subject to the disclosures on any updated Disclosure Schedules pursuant to Section 5.5(d)), true and correct.

     4.1 Organization and Existence.

     The Acquiror is a corporation duly incorporated and validly existing under the laws of the State of Maryland. The Acquiror has full corporate power and authority to own its properties and carry on its business as it is now being conducted.

     4.2 Execution and Effect of Agreement.

     The Acquiror has the corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Acquiror and the consummation by the Acquiror of the transactions contemplated hereby have been duly authorized by the Acquiror and no other proceeding on the part of the Acquiror is necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Acquiror and constitutes the legal, valid and binding obligation of the Acquiror, enforceable against it in accordance with its terms, except as limited by the Bankruptcy and Equity Exceptions.

     4.3 No Violation.

     Neither the execution or delivery of this Agreement by the Acquiror nor the consummation of the transactions contemplated hereby will violate any statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or restriction of any Governmental Authority, or court to which the Acquiror is a party or to which it is bound or subject, nor will it violate any of the provisions of the Acquiror’s Articles of Incorporation or bylaws.

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     4.4 Litigation.

     There is no Proceeding (whether or not the defense thereof or liabilities in respect thereof are covered by insurance), that: (a) has been commenced by or against the Acquiror that would have a material adverse effect on the transactions contemplated hereby; or (b) challenges or may have the effect of preventing, delaying, making illegal, or otherwise interfering with the transactions contemplated hereby. To the Acquiror’s knowledge, no Proceeding has been threatened by or against the Acquiror and no event has occurred or circumstances exist that may give rise to or serve as a basis for commencement of any Proceeding by or against the Acquiror that would have a material adverse effect on the transactions contemplated hereby.

     4.5 Consents.

     No consent, waiver, approval, permit, authorization of, declaration to or filing with any third party or Governmental Authority on the part of the Acquiror is required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for: (a) the consents set forth on Schedule 4.5; (b) any filings as may be required under applicable federal and state securities laws; and (c) the filing of a Notification and Report Form pursuant to the HSR Act, and the expiration or earlier termination of the applicable waiting period thereunder with respect to the transactions contemplated hereby.

     4.6 No Brokers.

     Except for any consideration required to be paid to any Person set forth on Schedule 4.6, which the Acquiror acknowledges and agrees is its sole responsibility, neither the Acquiror nor any Person acting on behalf of the Acquiror has agreed to pay a commission, finder’s or investment banking fee, or similar payment in connection with this Agreement or any matter related hereto to any Person, nor has any such Person taken any action on which a claim for any such payment could be based.

     4.7 Investment Intent.

     The Shares are being purchased by the Acquiror for its own account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

     4.8 No Financing Contingency.

     On or prior to the Closing Date, the Acquiror will have all of the funds necessary to pay the Purchase Price in accordance with Section 1.2.

     4.9 Disclosure.

     None of the representations and warranties set forth in this Agreement, the schedules, certificates, and the other documents furnished by the Acquiror to the Company or the Seller pursuant hereto, contain any untrue statement of a material fact or omit to state a material fact

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necessary to make the statements contained herein or therein not misleading. Except for the representations and warranties set forth in Article IV, neither the Acquiror nor any person or entity acting on behalf of the Acquiror makes any other representation or warranty in connection with the transactions contemplated hereby, express or implied.

ARTICLE V

COVENANTS

     5.1 Filings and Other Actions.

     (a)  Upon execution of this Agreement, the parties shall promptly file or cause to be filed the notification forms required under the HSR Act, with respect to the transactions contemplated hereby, respond to any requests for additional information and documents and provide the necessary information and make the necessary filings under the HSR Act. In the event that the parties receive a request for additional information delaying expiration of the waiting period under the HSR Act beyond the Closing Date, the parties shall agree to an extension of the Closing Date to permit production of such additional information and expiration of the extended HSR waiting period.

     (b)  Upon the terms and subject to the conditions contained herein, each of the parties hereto hereby agrees: (i) to cooperate with one another in determining whether any filings are required to be made with, or consents or permits are required to be obtained from, any Governmental Authority in any jurisdiction or any airport authority, lender, lessor or other third party in connection with the consummation of the transactions contemplated hereby and cooperate in making any such filings promptly and in seeking timely to obtain any such consents and permits; (ii) to use reasonable best efforts to defend all actions challenging this Agreement or the consummation of the transactions contemplated hereby and use its reasonable best efforts to lift or rescind any injunction or restraining order or other court order adversely affecting the ability of the parties to consummate the transactions contemplated hereby; and (iii) to use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated hereby, including using reasonable best efforts to (A) cause the conditions precedent set forth in Article VI to be satisfied, (B) obtain all necessary actions or nonactions, waivers, consents, approvals, rulings, exemptions, orders and authorizations from Governmental Authorities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Authorities, if any) and the taking of all commercially reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Authority; and (C) the execution or delivery of any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. As soon as practicable following the date hereof, the Seller and the Acquiror will jointly use their reasonable best efforts to obtain any required consents, waivers and approvals in connection with the consummation of the transactions contemplated hereby.

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     5.2 Due Diligence Examination.

     (a)  Except as provided below, from the date hereof until the earliest to occur of the termination of this Agreement, December 31, 2003 or the Closing Date or such later date as mutually agreed in writing between the Acquiror and the Seller (the “Due Diligence Period”), the Acquiror shall undertake and be afforded an opportunity to conduct, at its own expense, such financial, legal and operating due diligence reviews of the Company and its Subsidiaries as the Acquiror deems necessary including, without limitation, obtaining Phase I environmental assessments, but not Phase II environmental assessments unless and only to the extent required by Environmental Law, title reports and title policies, ALTA surveys, etc., all at the Acquiror’s expense. The Acquiror’s environmental due diligence review shall be performed during the Environmental Review Period (as defined in Section 9.1)).

     (b)  During the Environmental Review Period or the Due Diligence Period, as the case may be, the Company and the Seller shall: (i) afford to the representatives of the Acquiror access to all of the Company’s and its Subsidiaries’ management employees, officers, legal counsel, auditors, sites, properties, books and records and shall furnish the Acquiror with such additional financial and operating data and other information as to the business and properties of the Company and its Subsidiaries as the Acquiror may from time to time request; and (ii) cooperate with the Acquiror and its representatives, including the Acquiror’s independent certified public accountants, legal counsel and other advisors and representatives, to furnish such documents or other material which may be reasonably requested by such parties and to provide access to the sites and properties to enable the Acquiror and its representatives to perform their due diligence examination.

     (c)  The Acquiror, the Seller and the Company shall treat all information obtained in connection with the negotiation and performance of this Agreement or the due diligence investigations conducted as confidential subject to the provisions of Section 11.2 hereof.

     5.3 Conduct of Business Pending Closing.

     Except as otherwise provided in this Agreement or with the prior written consent of the Acquiror, between the date of this Agreement and the Closing Date, the Company and its Subsidiaries shall:

     (a)  carry on their business in the ordinary course consistent with past practice except that the Company shall be permitted to continue development of the Long Beach FBO;

     (b)  use their best efforts to: (i) preserve their business intact; (ii) preserve existing relationships with Persons related to their business; (iii) retain the services of their present employees; and (iv) preserve the goodwill of their customers and suppliers;

     (c)  not amend or terminate any agreements or contracts to which they are parties which require annual payments or receipts of funds in excess of $150,000;

     (d)  inform the Acquiror of the occurrence of any event which may result in a Material Adverse Effect;

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     (e)  not take or cause to be taken any of the actions described in Section 2.20 of this Agreement;

     (f)  not cause any Material Adverse Effect;

     (g)  not amend the Charter or Bylaws or the organizational documents of any of the Company’s Subsidiaries;

     (h)  not hire any additional employees who have total annual compensation in excess of $100,000;

     (i)  not purchase Inventory other than in the ordinary course of business consistent with past practice and shall not materially change the nature, level and condition of the Inventory;

     (j)  not write-down or write-up (or fail to write down or write up in accordance with GAAP) the value of any Inventory other than in the ordinary course of business consistent with past practice and in accordance with GAAP;

     (k)  not make, revoke or change any Tax elections, or settle any matter relating to Taxes, without the prior written consent of the Acquiror;

     (l)  not take any action which would give rise to a breach of any of the representations and warranties set forth in Article II hereof;

     (m)  not increase the compensation or benefits payable to, or to become payable to, any employees of the Company or its Subsidiaries, pay any benefit to any such employees not required by any existing Company Employee Benefit Plan as in effect on the date of this Agreement, or modify any Company Employee Benefit Plan except to the extent required by applicable law;

     (n)  not enter into any contract or agreement requiring the Company or its Subsidiaries to incur obligations exceeding $100,000; or

     (o)  not enter into any transactions set forth in Section 2.21.

     5.4 No Shop.

     (a)  In consideration of the substantial expenditure of time, effort and expense undertaken by the Acquiror in connection with its due diligence efforts and the preparation, negotiation and execution of this Agreement, the Company and the Seller agree that neither they nor their officers, employees, agents or other representatives shall, after the execution of this Agreement until the Closing Date or the earlier termination of this Agreement (the “No-Shop Period”), directly or indirectly: (i) solicit, initiate, encourage or take an action intended to encourage, enter into, conduct, engage in or continue any discussions, or enter into any agreement or understanding, with any other person or entity (other than any officer, director, controlled affiliate or employee of the Seller or any of its affiliates or any investment banker, attorney or other advisor or representative of the Seller or any of its affiliates) regarding the transfer, directly or indirectly, of any capital stock of or any other interest in the Company or its Subsidiaries or any of their assets (including one or more

36

FBO locations or by way of a license); or (ii) disclose any nonpublic information relating to the Company, its Subsidiaries or any assets comprising the FBO Business or afford access to the properties, books or records of the Company or its Subsidiaries to any other person or entity that may be considering acquiring, or has acquired, an interest in the Company or its Subsidiaries; provided that (A) during the No-Shop Period, the Seller, the Company and their respective representatives may continue with existing discussions that they are engaged in with certain financial institutions and certain airport authorities relating solely to a possible bond financing of the Construction Obligations (a “Bond Financing”) but shall not consummate a Bond Financing or enter into an agreement that will cause the Seller, the Company or its Subsidiaries to incur any liability or obligation if a Bond Financing is not consummated, and (B) nothing contained in this Agreement (including, without limitation, this Section 5.4) shall prohibit the Board of Directors of the Seller, directly or through its advisers, agents or other intermediaries, from (I) complying with Rule 14d-9 or 14e-2(a) promulgated under the Exchange Act or (II) in response to an unsolicited Acquisition Proposal that is not withdrawn and that the Seller’s Board of Directors reasonably concludes constitutes a Superior Proposal (as defined below), engaging or participating in discussions or negotiations with and furnishing information to the party making such Acquisition Proposal if: (X) the Board of Directors of the Seller determines in good faith after consultation with its outside legal counsel that such action is required in order for the Board of Directors of the Seller to comply with its fiduciary obligations to the Seller’s shareholders, (Y) (i) concurrently with furnishing any such information to, or entering into discussions or negotiations with, such party, the Seller gives the Acquiror written notice of the identity of such person or group and of the Seller’s intention to furnish information to, or enter into discussions or negotiations with, such party and (ii) the Seller receives from such party an executed confidentiality agreement at least as restrictive as the confidentiality obligations of the Acquiror hereunder, and (Z) contemporaneously with furnishing any such information to such party, the Seller furnishes such information to the Acquiror (to the extent such information has not been previously furnished by the Seller to the Acquiror). Without limiting the foregoing, it is understood that any violation of the restrictions set forth in this Section 5.4 by any officer, director, controlled affiliate or employee of the Seller or any of its affiliates or any investment banker, attorney or other advisor or representative of the Seller or any of its affiliates or any other person who shall have entered into a Voting Undertaking shall be deemed to be a breach of this Section 5.4 by the Seller.

     (b)  For purposes of this Agreement, “Acquisition Proposal” means any offer or proposal (other than an offer or proposal by the Acquiror) relating to any Acquisition Transaction. For the purposes of this Agreement, “Acquisition Transaction” means any transaction or series of related transactions other than the transactions contemplated by this Agreement involving: (i) any acquisition or purchase from the Seller by any person or “group” (as defined in Section 13(d) of the Exchange Act and the rules and regulations thereunder) of all of the outstanding voting securities of the Company and its Subsidiaries or any tender offer or exchange offer that if consummated would result in any person or “group” (as defined in Section 13(d) of the Exchange Act and the rules and regulations thereunder) beneficially owning all of the outstanding voting securities of the Company and its Subsidiaries or any merger, consolidation, business combination or similar transaction involving the Company and its Subsidiaries pursuant to which the Seller holds none of the equity interests in the surviving or resulting entity of such transaction; (ii) any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of all or substantially all of the assets of the Company and its Subsidiaries; or (iii) any liquidation, dissolution, recapitalization or other significant corporate

37

reorganization of the Company and its Subsidiaries. For purposes of this Agreement, “Superior Proposal” means any bona fide, unsolicited written Acquisition Proposal received or made in compliance with Section 5.4(a) which: (A) if any cash consideration is involved, is not subject to any financing contingency, and with respect to which the Seller’s Board of Directors shall have determined (taking into account the advice of the Seller’s financial advisors) that the acquiring party is capable of consummating the proposed Acquisition Transaction on the terms proposed and that receipt of all governmental and regulatory approvals required to consummate the proposed Acquisition Transaction is likely in a reasonable time period; and (B) the Seller’s Board of Directors shall have reasonably and in good faith determined that the proposed Acquisition Transaction is more favorable to the shareholders of the Seller, from a financial point of view, than the transactions contemplated hereby (taking into account the advice of the Seller’s financial advisors).

     (c)  In addition to the obligations of the Seller set forth in Section 5.4(a), the Seller as promptly as practicable, and in any event within 24 hours, shall advise the Acquiror orally and in writing of: (i) any request for information in connection with, or which the Seller reasonably concludes would lead to, any Acquisition Proposal; (ii) the receipt of any Acquisition Proposal, or any inquiry with respect to or which the Seller reasonably concludes would lead to any Acquisition Proposal; (iii) the material terms and conditions of such request, Acquisition Proposal or inquiry; and (iv) the identity of the person or group making any such request, Acquisition Proposal or inquiry. The Seller shall keep the Acquiror informed in all material respects of the status and details (including material amendments or proposed amendments) of any such request, Acquisition Proposal or inquiry. In addition to the foregoing, the Seller shall: (A) provide the Acquiror with at least 48 hours prior written notice (or such lesser prior notice as provided to the members of the Seller’s Board of Directors) of any meeting of the Seller’s Board of Directors at which the Seller’s Board of Directors expects to consider an Acquisition Proposal and shall provide representatives of the Acquiror with an opportunity to present at each such Board meeting; and (B) provide the Acquiror with at least three business days prior written notice (or such lesser prior notice as provided to the members of the Seller’s Board of Directors) of any meeting of the Seller’s Board of Directors at which the Seller’s Board of Directors expects to recommend a Superior Proposal to its shareholders (and shall provide representatives of the Acquiror with an opportunity to present at each such Board meeting) and together with such notice a copy of the definitive documentation relating to such Superior Proposal.

     (d)  The Company and the Seller hereby confirm to the Acquiror that, as of the date hereof, all discussions, negotiations and other activities with any other person by or on behalf of the Company (other than with respect to a Bond Financing) have been terminated and that neither the Company or its Subsidiaries nor the Seller has any obligation to sell to or discuss with any other person the sale of any assets comprising the FBO Business or the stock or assets of the Company or its Subsidiaries.

     5.5 Notification of Certain Matters.

     (a)  Between the date of this Agreement and the Closing Date or the earlier termination of this Agreement, the Company and the Seller shall give prompt notice to the Acquiror of: (a) any fact, condition, information or discovery that any representation or warranty of the Company or the Seller made on the date hereof was untrue or inaccurate in any respect; and (b) any failure of the Company or the Seller to comply with or satisfy any covenant, condition or agreement to be

38

complied with or satisfied by such Person hereunder. The delivery of any notice pursuant to this Section 5.5(a) shall not be deemed to: (i) modify the representations or warranties made on the date hereof by the Seller or the Company; (ii) modify the conditions set forth in Article VI; or (iii) limit or otherwise affect the remedies available hereunder to the Acquiror.

     (b)  Between the date of this Agreement and the Closing Date or the earlier termination of this Agreement, the Company and the Seller shall give prompt notice to the Acquiror of the occurrence or nonoccurrence of any event which would cause any representation or warranty of the Company or the Seller made on the date hereof to be untrue or inaccurate in any respect at the Closing when such representations and warranties are required to be made again. The Seller shall prepare updated Disclosure Schedules for delivery to the Acquiror on or before the Closing Date. If the events disclosed on the updated Disclosure Schedules occurred after the date hereof, such additional items shall not constitute or be deemed to constitute a breach of the representations and warranties made by the Seller on the date hereof.

     (c)  Between the date of this Agreement and the Closing Date or the earlier termination of this Agreement, the Acquiror shall give prompt notice to the Company and the Seller of: (a) any fact, condition, information or discovery that any representation or warranty of the Acquiror made on the date hereof was untrue or inaccurate in any respect; and (b) any failure of the Acquiror to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such Person hereunder. The delivery of any notice pursuant to this Section 5.5(c) shall not be deemed to: (i) modify the representations or warranties made on the date hereof by the Acquiror; (ii) modify the conditions set forth in Article VI; or (iii) limit or otherwise affect the remedies available hereunder to the Acquiror.

     (d)  Between the date of this Agreement and the Closing Date or the earlier termination of this Agreement, the Acquiror shall give prompt notice to the Company and the Seller of the occurrence or nonoccurrence of any event which would cause any representation or warranty of the Acquiror made on the date hereof to be untrue or inaccurate in any respect at the Closing when such representations and warranties are required to be made again. The Acquiror shall prepare updated Disclosure Schedules for delivery to the Seller on or before the Closing Date. If the events disclosed on the updated Disclosure Schedules occurred after the date hereof, such additional items shall not constitute or be deemed to constitute a breach of the representations and warranties made by the Acquiror on the date hereof.

     5.6 Noncompetition and Nonsolicitation.

     (a)  For a period beginning on the day after the Closing Date and ending on the fifth anniversary of the Closing Date (the “Restricted Period”), the Seller agrees not to engage in the FBO Business or any business or activity that competes with the business of the Company and its Subsidiaries as of the date hereof in North America, Europe and the Caribbean (the “Geographic Area”), directly or indirectly, as a stockholder, partner, member, owner, joint venturer, investor, lender or in any other capacity whatsoever (other than as a holder of not more than one percent of the total outstanding stock of a publicly held company). The foregoing restrictions shall not prohibit the Seller from performing the following activities: (i) engaging in contracts with the U.S. government; (ii) providing into-plane services in countries outside the United States; (iii) performing air cargo services; (iv) continuing the operations of MercFuel, Inc. as conducted on the

39

date hereof; and (v) continuing the operations of Maytag Aircraft Corporation as conducted on the date hereof.

     (b)  For a period beginning on the day after the Closing Date and ending on the second anniversary of the Closing Date, without the prior written consent of the Acquiror, the Seller agrees not to: (i) solicit the employment of, or attempt to employ, any of the employees employed by the Company or its Subsidiaries as of the Closing Date; and (ii) recruit, solicit or induce or attempt to induce any of the employees employed by the Company or its Subsidiaries as of the Closing Date to terminate his or her employment with, or otherwise cease his or her relationship with, the Company or its Subsidiaries or the Acquiror or its affiliates.

     (c)  The Seller acknowledges that: (i) an essential part of the transactions contemplated hereby is the purchase by the Acquiror of goodwill and that to protect and preserve such goodwill, the covenants set forth in this Section 5.6 are not only reasonable and necessary but required as a condition to the Acquiror’s consummation of the transactions contemplated hereby; (ii) the business of the Company and its Subsidiaries is operated throughout the United States with intentions to operate in a number of countries outside the United States; (iii) the business operated by the Company and its Subsidiaries prior to the Closing competes with other businesses that are or could be located in any part of the Geographic Area; (iv) the provisions of this Section 5.6 are the product of arm’s-length negotiation and are reasonable and necessary to protect and preserve the Acquiror’s interests in and right to the ownership, use and operation of the business by the Company and its Subsidiaries from and after the Closing Date; and (v) the Acquiror would be irreparably damaged if the Seller breached the covenants set forth in this Section 5.6.

     (d)  The parties recognize that damages in the event of a breach by the Seller of any provision of this Section 5.6 would be difficult, if not impossible, to ascertain, and it is therefore agreed that the Acquiror, in addition to and without limiting any other remedy or right it may have, shall have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach. The existence of this right shall not preclude any other rights or remedies at law or in equity which the Acquiror may have relating to a breach of this Section 5.6.

     (e)  Whenever possible, each provision and term of this Section 5.6 shall be interpreted in a manner to be effective and valid, but if any provision or term of this Section 5.6 is held to be prohibited or invalid, then such provision or term shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Section 5.6. If any of the covenants set forth in this Section 5.6 are held to be unreasonable, arbitrary or against public policy, such covenants shall be considered divisible with respect to duration, geographic area and scope, and in such lesser duration, geographic area and scope, shall be effective, binding and enforceable against the Seller to the greatest extent permissible.

     5.7 Employee Benefit Matters.

     (a)  The Seller shall continue the participation of the Company and its Subsidiaries in the Company Employee Benefit Plans through and including the Closing Date.

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     (b)  The Seller shall use its commercially reasonable efforts, including providing all necessary information and taking all reasonably necessary actions, at no cost or expense to the Seller, to assist the Acquiror in creating and establishing employee benefit plans, programs and arrangements that will be effective for the employees of the Company and its Subsidiaries after the Closing Date.

     (c)  Upon the request of the Acquiror, the Seller will, at no cost or expense to the Seller, cause the trustee of any Company Employee Pension Plan that is intended to qualify under Section 401 of the Code, to transfer, in accordance with Sections 411(d)(6) and 414(i) of the Code, all assets and liabilities attributable to those employees of the Company and its Subsidiaries who are employed by the Company and its Subsidiaries immediately after the Closing Date.

     (d)  Upon the request of the Acquiror, the Seller will enter into a transition services agreement, at no cost or expense to the Seller, with the Company and its Subsidiaries providing for continued participation by the Company and its Subsidiaries in the Seller’s payroll system and the Company Employee Benefit Plans for a period of up to 180 days following the Closing Date, upon reimbursement to the Seller of the actual and direct costs thereof. The Acquiror shall indemnify, reimburse and hold harmless any and all Seller Indemnified Persons (as defined in Section 8.2) from and against any liability, obligation, loss or expense (or actions or claims in respect thereof) to which such Seller Indemnified Persons may become subject as a result of, or based upon or arising out of, directly or indirectly, the performance by the Seller of its obligations under the transition services agreement set forth above.

     (e)  The Seller acknowledges and agrees that it shall be solely responsible for the payment of any liability or obligation in favor of John Enticknap arising out of any “change in control” of the Company or its Subsidiaries or pursuant to termination of employment under the terms and conditions set forth in the employment agreement existing as of the date hereof between the Seller and John Enticknap (the “Enticknap Agreement”). The Acquiror shall cause the Company to assume the other obligations of the Seller under the Enticknap Agreement from and after the Closing Date.

     5.8 Atlanta Lease.

     After the Closing, the parties shall continue to work together in good faith and shall use their commercially reasonable efforts, at no cost or expense to the Seller, to obtain a real property lease in the name of the Company or its designee for the Atlanta FBO Location (as defined below).

     5.9 Section 338 Election.

     (a)  The Acquiror and the Seller shall jointly make a timely election under Section 338(h)(10) of the Code and Treasury Regulation Section 1.338(h)(10)-1 (and any comparable election under state or local law) with respect to the acquisition of the Shares hereunder (the “Election”). The Acquiror and the Seller agree to execute all forms of any nature necessary to effectuate the Election, at no cost or expense to the Seller, including, without limitation, Internal Revenue Service Form 8023 and any similar forms under applicable state or local law (collectively, the “Section 338 Forms”), to file the Section 338 Forms in accordance with applicable law on a timely basis, and to cooperate with each other and take such other actions as

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are necessary or appropriate to effectuate the Election. The Acquiror and the Seller shall each report the transactions contemplated by this Agreement in a manner consistent with the Election and shall take no action inconsistent therewith.

     (b)  The actions described in Section 5.9(a) shall, to the extent practicable, be taken at the Closing or as promptly as practicable after the Closing Date, provided that any action which must be taken by a certain date in order to be effective (including, without limitation, the filing of the Section 338 Forms) shall be taken no later than such date.

     (c)  Prior to the Closing or within 45 days thereafter, the parties shall reach agreement regarding the allocation of the Purchase Price. Each party shall report the transactions contemplated by this Agreement in accordance with such allocation, and shall take no action inconsistent therewith.

     5.10 Application of Sale Proceeds.

     At the Closing, the Seller acknowledges and agrees that the Acquiror shall be permitted to repay in full from the Purchase Price (to the extent that the Seller has not made other arrangements to the satisfaction of the Acquiror to repay in full), by wire transfer of immediately available funds directly to all parties with whom the Company or its Subsidiaries is obligated, any Funded Debt (and all prepayment fees and other penalties or fees required to satisfy those obligations in full) outstanding as of the Closing Date including, without limitation, the obligations under items 1 and 2 on Schedule 2.4(c) such that, on the Closing Date, all of the assets of the Company and its Subsidiaries will be free and clear of all Encumbrances arising out of or relating to such Funded Debt.

     5.11 Transfer/Assignment of Assets by the Seller.

     On or prior to the Closing, the Seller shall take all actions necessary, and shall cause all of its affiliates other than the Company and its Subsidiaries to take all actions necessary, to convey, transfer, assign and deliver to the Acquiror, the Company or its Subsidiaries, all of their right, title and interest in and to the FBO Assets (as defined below), if any, free and clear of all Encumbrances without any consideration other than the consideration set forth in this Agreement. “FBO Assets” means all of the assets, tangible and intangible, which the Seller and all of its affiliates other than the Company and its Subsidiaries own, or in which the Seller and all of its affiliates other than the Company and its Subsidiaries have any right, title or interest, to the extent that such assets are related to, used in, or necessary for the operation of, the FBO Business including, without limitation, the Beechcraft Bonanza aircraft, the backup server located at the Company’s Birmingham facility and certain software licenses, leases, leasehold improvements, contracts, rights, personal property, real property, equipment, inventory, licenses, franchises, permits, repair station certificates, other governmental authorizations, customer and supplier relationships, intellectual property and accounts receivable. Schedule 5.11 sets forth a complete and accurate list of all of the FBO Assets. On or prior to the Closing, the Seller and its affiliates other than the Company and its Subsidiaries shall execute a customary bill of sale to convey, transfer, assign and deliver to the Acquiror, the Company or its Subsidiaries all applicable FBO Assets and the Company and its Subsidiaries shall assume obligations arising under such FBO Assets from and after the Closing Date. On or prior to the Closing, the Seller and its affiliates

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other than the Company and its Subsidiaries shall execute a customary assignment and assumption agreement to convey, transfer, assign and deliver to the Acquiror, the Company or its Subsidiaries all applicable FBO Assets and the Company and its Subsidiaries shall assume obligations arising under such FBO Assets from and after the Closing Date.

     5.12 Releases.

     (a)  On or prior to the Closing, the Seller and the Company shall take all actions necessary to obtain releases of the Company and its Subsidiaries from all guaranty obligations entered into by the Company and its Subsidiaries with respect to indebtedness of the Seller and its affiliates.

     (b)  As soon as practicable after the Closing, the Acquiror shall use its best efforts to obtain releases of the Seller from all guaranty obligations, letters of credit, insurance obligations, surety or other similar bonds or instruments entered into by the Seller with respect to the FBO leases between the Company and its Subsidiaries with the applicable airport authorities (the “Seller Guarantees”). Best efforts on the part of the Acquiror to facilitate obtaining such guarantee releases shall include offering to substitute guarantees by the Company for the Seller Guarantees or posting letters of credit up to $2,000,000 in the aggregate. In the event that, despite the Acquiror’s best efforts, it is unable to obtain all such guarantee releases, the Acquiror shall, as more fully described in Article VIII hereof, indemnify, reimburse and hold harmless any and all Seller Indemnified Persons (as defined in Section 8.2) from and against any liability, obligation, loss or expense (or actions or claims in respect thereof) (as set forth in Section 8.2) to which such Seller Indemnified Persons may become subject as a result of, or based upon or arising out of, directly or indirectly, the Seller Guarantees. Any indebtedness, advances or loans by the Acquiror or its affiliates to the Company will be subordinate to the Company’s obligation to indemnify the Seller under this Agreement, including without limitation, Section 5.12(b), as evidenced by a subordination agreement to be agreed upon between the parties and executed as of the Closing Date. In any event, the Acquiror hereby acknowledges and agrees that it will not sell or transfer any FBO location or equity control of any of the Company’s Subsidiaries which owns an FBO location to a person or entity not affiliated with the Acquiror without first obtaining a release in favor of the Seller of any Seller Guarantee for any FBO location affected by such sale or transfer.

     5.13 Proxy Statement.

     (a)  As promptly as practicable after the execution and delivery of this Agreement, the Seller shall prepare and file with the SEC the Proxy Statement. The Acquiror shall promptly provide to the Seller all such information as reasonably may be required or appropriate for inclusion in the Proxy Statement, or in any amendments or supplements thereto. The Seller shall respond to any comments of the SEC and shall use its best efforts to cause the Proxy Statement to be mailed to the Seller’s shareholders at the earliest practicable time after the Proxy Statement is filed with the SEC. As promptly as practicable after the date of this Agreement, the Seller shall prepare and file any other filings required to be filed by it under the Exchange Act or any other Federal or related laws relating to the transactions contemplated by this Agreement (the “Other Filings”). The Seller shall notify the Acquiror promptly upon the receipt of any comments or other communication from the SEC or its staff or any other government officials and of any request by the SEC or its staff or

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any other government officials for amendments or supplements to the Proxy Statement or any Other Filing, or for additional information and shall supply the Acquiror with copies of all correspondence between the Seller or any of its representatives, on the one hand, and the SEC or its staff or any other government officials, on the other hand, with respect to the Proxy Statement or any Other Filing. Prior to filing, the Seller shall provide the Acquiror with a reasonable opportunity to review and comment on any filings with the SEC in connection with the transactions contemplated hereby, including the Proxy Statement and any amendment or supplement thereto, and all Other Filings. The Seller shall cause all documents that it is responsible for filing with the SEC or other regulatory authorities under this Section 5.13(a) to comply as to form and substance in all material respects with the applicable requirements of law and the rules and regulations promulgated thereunder, including: (i) the Exchange Act; and (ii) the rules and regulations of the American Stock Exchange. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement or any Other Filing, the Seller shall promptly inform the Acquiror of such occurrence and cooperate in filing with the SEC or its staff or any other government officials, and/or mailing to the shareholders of the Seller, such amendment or supplement.

     (b)  The Proxy Statement shall include, inter alia: (i) the unanimous recommendation of the Board of Directors of the Seller to the Seller’s shareholders that they vote in favor of approval of this Agreement and the other transactions contemplated by this Agreement, subject to the right of the Board of Directors of the Seller to withhold, withdraw, amend, modify or change its recommendation in favor of approval of this Agreement and the other transactions contemplated by this Agreement in compliance with Section 5.4; and (ii) the opinion of Imperial Capital, LLC referred to in Section 3.8. The Seller shall deliver to the Acquiror a copy of the written opinion of Imperial Capital, LLC referred to in Section 3.8 promptly following the Seller’s receipt thereof.

     5.14 Shareholder Meeting.

     (a)  The Seller shall take all action necessary under all applicable laws to send the Proxy Statement and hold a shareholders’ meeting to vote on the proposal to approve this Agreement and the other transactions contemplated by this Agreement (the “Shareholder Meeting”), whether or not at any time subsequent to the date hereof the Board of Directors of the Seller determines in compliance with Section 5.4 that it can no longer recommend to the Seller’s shareholders that they vote in favor of approval of this Agreement and the other transactions contemplated by this Agreement, unless the Seller shall have terminated this Agreement pursuant to and in accordance with Section 10.1(h) hereof and entered into an Alternative Agreement (as defined in Section 10.1(h)). Subject to the Certificate of Incorporation and By-laws of the Seller, the Shareholder Meeting shall be held (on a date selected by the Seller and consented to by the Acquiror, which consent shall not be unreasonably withheld) as promptly as practicable after the date hereof. Subject to the terms of Section 5.14(c) hereof, the Seller shall use best efforts to solicit from its shareholders proxies in favor of the approval of this Agreement and the other transactions contemplated by this Agreement. The Seller agrees to retain J. Morrow & Co. to provide proxy solicitation services hereunder. The Seller shall call, notice, convene, hold, conduct and solicit all proxies in connection with, the Shareholder Meeting in compliance with all applicable legal requirements, including the Certificate of Incorporation and By-laws of the Seller and the rules of the American Stock Exchange. The Seller may adjourn or postpone the Shareholder Meeting: (i) if and to the extent necessary to provide any necessary supplement or amendment to the Proxy Statement to the Seller’s shareholders in advance of a vote on this Agreement and the other

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transactions contemplated by this Agreement; (ii) if, as of the time for which the Shareholder Meeting is originally scheduled (as set forth in the Proxy Statement), there are insufficient Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Shareholder Meeting; or (iii) if otherwise necessary to obtain shareholder approval. The Seller’s obligation to call, give notice of, convene and hold the Shareholder Meeting in accordance with this Section 5.14(a) shall not be limited to or otherwise affected by the commencement, disclosure, announcement or submission to the Seller of any Acquisition Proposal (as defined in Section 5.4(b)).

     (b)  Unless the Board of Directors of the Seller shall have withheld, withdrawn, amended, modified or changed its recommendation of this Agreement and the other transactions contemplated by this Agreement in compliance with Section 5.14(c) hereof: (i) the Board of Directors of the Seller shall recommend that the Seller’s shareholders vote in favor of and approve this Agreement and the other transactions contemplated by this Agreement at the Shareholder Meeting; (ii) the Proxy Statement shall include a statement to the effect that the Board of Directors of the Seller has unanimously recommended that the Seller’s shareholders vote in favor of and approve this Agreement and the other transactions contemplated by this Agreement at the Shareholder Meeting; and (iii) neither the Board of Directors of the Seller nor any committee thereof shall withhold, withdraw, amend, modify, change or propose or resolve to withhold, withdraw, amend, modify or change, in each case in a manner adverse to the Acquiror, the recommendation of the Board of Directors of the Seller that the Seller’s shareholders vote in favor of and approve this Agreement and the other transactions contemplated by this Agreement.

     (c)  Nothing in this Agreement shall prevent the Board of Directors of the Seller from withholding, withdrawing, amending, modifying or changing its recommendation in favor of the approval of this Agreement and the other transactions contemplated by this Agreement if: (i) a Superior Proposal (as defined in Section 5.4(b)) is made to the Seller and is not withdrawn; (ii) neither the Seller nor any of its representatives shall have violated the terms of Section 5.4 hereof; (iii) the Board of Directors of the Seller concludes in good faith, after consultation with its outside counsel, that, in light of such Superior Proposal, the withholding, withdrawal, amendment, modification or changing of such recommendation is required in order for the Board of Directors of the Seller to comply with its fiduciary obligations to the Seller’s shareholders with respect to such Superior Proposal; (iv) this Agreement and the other transactions contemplated by this Agreement have not yet been approved by the Seller’s shareholders at the Shareholder Meeting; and (v) concurrently with any such withholding, withdrawal, amendment, modification or changing of such recommendation, the Seller shall have terminated this Agreement pursuant to and in accordance with Section 10.1(h) hereof, entered into an Alternative Agreement and paid the Termination Fee (as defined below).

     5.15 Further Assurances.

     The parties hereto hereby agree to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other action as may be reasonably necessary or convenient to carry out the transactions contemplated hereby. The parties hereto hereby agree to seek diligently to cause the conditions to Closing which reasonably are within their control to be satisfied on or before the Closing Date.

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ARTICLE VI

CONDITIONS TO THE CLOSING

     6.1 Conditions to Obligations of Each Party to Effect the Closing.

     The respective obligations of each party to this Agreement to consummate the transactions contemplated hereby shall be subject to the satisfaction or waiver of each of the following conditions:

     (a)  Escrow Agreement. The Acquiror, the Escrow Agent and the Seller shall have entered into the Escrow Agreement.

     (b)  HSR. Any waiting period applicable to the consummation of the transactions contemplated hereby under the HSR Act shall have expired or been terminated, and no action shall have been instituted by any Governmental Authority under federal or state antitrust laws challenging or seeking to enjoin the consummation of the transactions contemplated hereby, which action shall not have been withdrawn or terminated without: (i) imposing limitations on the ability of the Acquiror to exercise full rights of ownership in connection with the business acquired hereunder; or (ii) requiring the Acquiror to dispose of or divest of any of its assets or businesses or discontinue or refrain from conducting any of its operations or those acquired hereunder.

     (c)  Consents. All necessary consents of and filings required to be obtained or made by the Acquiror, the Company or the Seller with any Governmental Authority or agency (other than consents from airport authorities or other governmental entities relating to FBO leases) relating to the consummation of the transactions contemplated by this Agreement shall have been obtained and made.

     (d)  Shareholder Approval. The transactions contemplated hereby shall have been duly approved by the shareholders of the Seller by the Required Shareholder Vote.

     6.2 Additional Conditions to Obligations of the Seller to Effect the Closing.

     The obligations of the Seller to consummate the transactions contemplated hereby shall be subject to the satisfaction or waiver of each of the following conditions:

     (a)  Representations and Warranties. All of the representations and warranties of the Acquiror contained in this Agreement shall be true and correct in all material respects (other than representations and warranties subject to “materiality” qualifiers, which shall be true and correct as stated) both when made, and on and as of the Closing Date (subject to the disclosures on any updated Disclosure Schedules pursuant to Section 5.5(d)), with the same force and effect as though made at and as of the Closing Date, except to the extent that any representation or warranty is made as of a specified date, in which case such representation or warranty shall be true and correct in all material respects as of such date. The Acquiror shall have delivered to the Seller a certificate dated the Closing Date and signed by it to such effect.

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     (b)  Performance of Obligations. All of the terms, covenants and conditions of this Agreement to be complied with or performed by the Acquiror on or before the Closing Date shall have been duly complied with and performed in all material respects on or before the Closing Date. The Acquiror shall have delivered to the Seller a certificate dated the Closing Date and signed by it to such effect.

     (c)  Legal Opinion. The Seller shall have received a legal opinion from Piper Rudnick LLP, legal counsel to the Acquiror, in the form attached hereto as Exhibit D.

     (d)  Secretary’s Certificate; Corporate Documents. The Seller shall have received a certificate or certificates, dated the Closing Date, and signed by the secretary of the Acquiror certifying the truth and correctness of attached copies of the Acquiror’s Articles of Incorporation (including all amendments thereto) and bylaws (including all amendments thereto), and resolutions of the Board of Directors of the Acquiror approving such company’s entering into this Agreement and the consummation of the transactions contemplated hereby. The Acquiror shall have delivered to the Seller a certificate or other written evidence, dated as of a date no earlier than 10 days prior to the Closing Date, duly issued by the applicable Governmental Authority, showing that the Acquiror is in good standing and authorized to do business in its state of incorporation.

     (e)  Consents. All consents and approvals listed on Schedule 4.5 shall have been obtained.

     (f)  Purchase Price. The Seller shall have received the Purchase Price in accordance with Sections 1.1 and 1.2.

     (g)  Escrowed Funds. The Escrow Agent shall have received the Escrowed Funds in accordance with Section 1.3.

     (h)  Additional Documents. The Seller shall have received such other documents and instruments as may be reasonably required to consummate the transactions contemplated hereby.

     (i)  No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect. No action shall have been taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated hereby, which makes the consummation thereof illegal. In the event an injunction or other order shall have been issued, each party agrees to use its reasonable best efforts to have such injunction or other order lifted or such proceeding terminated.

     6.3 Additional Conditions to the Obligations of the Acquiror to Effect the Closing.

     The obligations of the Acquiror to consummate the transactions contemplated hereby shall be subject to the satisfaction or waiver of each of the following conditions:

     (a)  Representations and Warranties. All of the representations and warranties of the Company and the Seller contained in this Agreement shall be true and correct in all material

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respects (other than representations and warranties subject to “materiality” qualifiers, which shall be true and correct as stated) both when made, and on and as of the Closing Date (subject to the disclosures on any updated Disclosure Schedules pursuant to Section 5.5(b)), with the same force and effect as though made at and as of the Closing Date, except to the extent that any representation or warranty is made as of a specified date, in which case such representation or warranty shall be true and correct in all material respects as of such date. Each of the Company and the Seller shall have delivered to the Acquiror a certificate dated the Closing Date and signed by it to such effect.

     (b)  Performance of Obligations. All of the terms, covenants and conditions of this Agreement to be complied with or performed by the Company and the Seller on or before the Closing Date shall have been duly complied with and performed in all material respects on or before the Closing Date. Each of the Company and the Seller shall have delivered to the Acquiror a certificate dated the Closing Date and signed by it to such effect.

     (c)  Legal Opinion. The Acquiror shall have received a legal opinion from McBreen & Kopko, legal counsel to the Company and the Seller, in the form attached hereto as Exhibit E.

     (d)  Secretary’s Certificate; Corporate Documents. The Acquiror shall have received certificates, dated the Closing Date and signed by the secretary of each of the Company and the Seller, certifying the truth and correctness of attached copies of the charter (including all amendments thereto), bylaws (including all amendments thereto), and resolutions of the Board of Directors approving the Company’s and the Seller’s entering into this Agreement and the consummation of the transactions contemplated hereby. The Seller shall have delivered to the Acquiror a certificate or other written evidence, dated as of a date no earlier than 10 days prior to the Closing Date, duly issued by the applicable Governmental Authority in each jurisdiction in which the FBO Business is conducted and in which the conduct of the Company’s business or activities or its ownership of assets requires or has required qualification under applicable law, showing that the Seller, the Company and each of its Subsidiaries is in good standing and authorized to do business in such jurisdiction.

     (e)  Consents. All consents and approvals listed on Schedules 2.17 and 3.5 shall have been obtained on terms reasonably satisfactory to the Acquiror.

     (f)  Employment Agreement. John Enticknap remains in the employ of the Seller through the Closing in accordance with the terms and conditions of the Enticknap Agreement.

     (g)  No Material Adverse Effect. As of the Closing Date, no Proceeding against the Seller, the Company or their affiliates shall be pending or threatened, and no event or circumstance shall have occurred, either of which would have a Material Adverse Effect, and neither the Company nor its Subsidiaries shall have suffered any material loss or damages to any of its properties or assets whether or not covered by insurance, which change, loss or damage materially affects or impairs the ability of the Company or its Subsidiaries to conduct its business as it is presently conducted. Neither the Company nor its Subsidiaries shall have been adversely affected in any material way by any act of God, fire, flood or other natural disaster, shortage of power, labor disturbance, sabotage, war, terrorism or insurrection.

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     (h)  Resignation of Directors and Officers. The directors and officers of the Company and its Subsidiaries shall have resigned from their positions with such companies to the extent required by the Acquiror upon notice by the Acquiror to the Company and the Seller prior to the Closing and such resigned directors and officers shall have executed and delivered to the Acquiror appropriate releases of the Company and its Subsidiaries effective as of the Closing Date.

     (i)  Stock Certificates. The Acquiror shall have received from the Seller certificates representing the Shares, duly endorsed or accompanied by duly executed stock powers.

     (j)  Release by Seller. The Acquiror shall have received from the Seller and its affiliates an instrument dated the Closing Date releasing the Company, its Subsidiaries and the Acquiror from any and all: (i) claims by the Seller and its affiliates against the Company, its Subsidiaries or the Acquiror; and (ii) obligations of the Company, its Subsidiaries and the Acquiror to the Seller and its affiliates, except for obligations arising under this Agreement or the transactions contemplated hereby.

     (k)  Intercompany Transactions. All accounts receivable, notes receivable or any other receivables or advances and all accounts payable, notes payable or any other payables or advances between the Seller and its affiliates other than the Company and its Subsidiaries, on the one hand, and the Company and its Subsidiaries, on the other hand, shall be collected, paid off or otherwise cancelled as of the Closing Date.

     (l)  Termination of FBO Contracts. None of the FBO contracts entered into by the Company or its Subsidiaries with the applicable airport authorities prior to the date hereof and in existence as of the date hereof shall have been terminated for any reason and neither the Seller, the Company or its Subsidiaries shall have received any notice from the applicable authorities of any intention to terminate such contracts, without the prior written consent of the Acquiror, provided that, with respect to each FBO location, the loss or anticipated loss of any contracts or agreements which account for less than 10% in the aggregate of the revenues at such FBO location will not constitute a failure to satisfy this condition.

     (m)  Loss of Customers or Suppliers. None of the customers or suppliers set forth on Schedule 2.24 shall have provided notice to the Company, its Subsidiaries or the Acquiror that it intends to terminate its contractual relationship with the Company or its Subsidiaries and none of the customer and supplier contracts with such customers and suppliers shall have been terminated for any reason, provided that, with respect to each FBO location, the termination or anticipated termination of contractual relationships with such customers or suppliers which account for less than 10% in the aggregate of the revenues at such FBO location will not constitute a failure to satisfy this condition.

     (n)  Books and Records. The Seller shall have delivered or made available to the Acquiror all of the books and records of the Company and its Subsidiaries.

     (o)  Additional Documents. The Acquiror shall have received such other documents and instruments as may be reasonably required to consummate the transactions contemplated hereby.

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     (p)  Due Diligence Examination. The Acquiror shall have completed its due diligence investigation of the Company and its Subsidiaries (which shall occur before the end of the Due Diligence Period), and the results of such due diligence investigation shall be satisfactory to the Acquiror in its sole and absolute discretion.

     (q)  Discharge of Debt; Release of Guarantees. The Acquiror shall have received pay-off documentation, Form UCC-3 terminations or amendments or other evidence acceptable to the Acquiror of the satisfaction or discharge of the Funded Debt upon payment thereof in accordance with Sections 1.2 and 5.10. The Acquiror shall also receive evidence acceptable to the Acquiror of releases of the Company and its Subsidiaries from all guaranty obligations entered into by the Company and its Subsidiaries with respect to indebtedness of the Seller and its affiliates.

     (r)  Tradename Agreement. The Seller shall have entered into an Assignment of Trade Names, Trademarks and Service Marks Agreement, in the form attached hereto as Exhibit F.

     (s)  No Pending Injunctions or Pending Orders. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect, nor shall any proceeding seeking any of the foregoing be pending. No action shall have been taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated hereby, which makes the consummation thereof illegal. In the event an injunction or other order shall have been issued, or a proceeding for such an injunction or order be pending, each party agrees to use its reasonable best efforts to have such injunction or other order lifted or such proceeding terminated.

     (t)  Transition Services Agreement. The Seller shall have entered into a transition services agreement with the Company, which agreement shall be acceptable to the Acquiror in its sole discretion, whereby the Seller agrees to provide certain administrative services to the Company and its Subsidiaries for a limited period of time after the Closing Date, subject to reimbursement by the Acquiror for the actual and direct costs thereof.

     (u)  LAX FBO Lease. The Seller shall have entered into an FBO lease with the applicable airport authority at the Los Angeles International Airport for a lease term of at least 30 years and shall have obtained approval from all requisite authorities relating thereto.

ARTICLE VII

TAXES

     7.1 Liability for Taxes.

     Notwithstanding anything in this Agreement to the contrary, the Seller shall indemnify the Acquiror, the Company and its Subsidiaries and hold them harmless for, from and against all liability for: (a) all Taxes of the Company and its Subsidiaries imposed by law in respect of any Pre-Closing Tax Period (including, without limitation, any Taxes incurred as a result of the Election) excluding any liability for Taxes in respect of any Pre-Closing Tax Period accrued on the Company

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Financial Statements or incurred in the ordinary course of business after the Balance Sheet Date through the Closing Date; (b) all Taxes for which the Company or any of its Subsidiaries is liable as a result of having been a member of a consolidated, combined or unified group during any Pre-Closing Tax Period (whether or not such Taxes relate to a Pre-Closing Tax Period). In applying clause (a) of the immediately preceding sentence to any Straddle Period, the Taxes of the Company and its Subsidiaries for such period shall be computed in the manner prescribed in the last sentence of Section 2.8(b).

     7.2 Procedures Relating to Indemnification of Tax Claims.

     The Acquiror shall notify the Seller in writing upon receipt by the Acquiror or the Company or its Subsidiaries of notice of any pending or threatened federal, state, local or foreign Tax audits or assessments which may affect the Tax liabilities of the Company or its Subsidiaries for which the Seller would be required to indemnify the Acquiror pursuant to Section 7.1, provided that failure to comply with this provision shall not affect the Acquiror’s right to indemnification hereunder.

     7.3 Preparation and Filing of Tax Returns; Refunds and Credits.

     (a)  The Seller shall prepare or cause to be prepared and shall file or cause to be filed on a timely basis all Tax Returns with respect to the Company and its Subsidiaries for the taxable period ending on the Closing Date. In connection therewith, the Seller shall be responsible for and shall pay any Taxes for which the Seller has agreed to indemnify the Acquiror pursuant to Section 7.1 hereof. For so long as the indemnification obligation pursuant to Section 7.1 continues, the Seller shall provide the Acquiror with copies of any such Tax Returns at least 20 days prior to the due date thereof (giving effect to any extensions thereto; provided that the election of an extension shall rest solely within the discretion of the Seller), accompanied by a statement calculating the indemnification obligation of the Seller pursuant to Section 7.1 hereof. If the parties are unable to agree on the amount of the Seller’s indemnification obligation hereunder, such dispute shall be resolved by the Independent Accounting Firm whose fees, costs and expenses shall be paid by the Acquiror and the Seller in proportion to each party’s respective liability for such Taxes as determined by such accountants. Subject to the terms and conditions set forth in Article VIII, after resolution of any such dispute, the Acquiror shall be entitled to obtain from the Seller an amount equal to the amount that the Seller is determined to owe to the Acquiror to satisfy its indemnification obligations under Section 7.1, together with interest on such amount at the rate of 6% per annum from the date on which the payment obligation arose.

     (b)  If the Company, or any consolidated, affiliated, combined, unitary or other similar Tax group of which the Company is now or was formerly a member has any increase in Tax liability by reason of an adjustment by a Tax Authority with respect to a Pre-Closing Tax Period and such adjustment has the effect of decreasing deductions or credits, or increasing income, for any taxable year or taxable period (including a Straddle Period) ending after the Closing Date, then, subject to the terms and conditions set forth in Article VIII, the Acquiror shall be entitled to obtain an indemnity from the Seller in an amount equal to the Tax cost attributable to such decreased deductions or credits, or increased income, as and when the Company, or any consolidated, affiliated, combined, unitary or other similar Tax group of which the Company may be a member actually suffers such detriment.

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     (c)  The Acquiror shall promptly notify the Seller in writing of the receipt by the Company or the Acquiror of a notice of any pending or threatened Tax audits or assessments relating to the income, properties or operations of the Company or any of its Subsidiaries, in each case for Pre-Closing Tax Periods only, so long as such Pre-Closing Tax Periods remain open. The Seller shall promptly notify the Acquiror in writing of any notice received of any pending or threatened Tax audits or assessments relating to the income, properties or operations of the Company or any of its Subsidiaries.

     (d)  The Acquiror shall cause the Company and its Subsidiaries to retain all Tax Returns, schedules, work papers and all material records and other documents relating thereto, until the expiration of the applicable statutes of limitation (and, to the extent notified by any party, any extensions thereof) on the taxable periods to which such Tax Returns, schedules, work papers and other material records relate until the final determination of any Tax in respect of such taxable periods. Any information retained under this Section shall remain confidential, except as may be necessary to be disclosed in connection with filing any Tax Return, amended Tax Return or claim for refund, determining any Tax liability or right to refund of Taxes or conducting or defending any audit or other proceeding in respect of Taxes.

     7.4 Amended Returns.

     (a)  The Seller shall not file, or cause to be filed, without the written consent of the Acquiror (which consent shall not be unreasonably withheld or delayed), any amended Tax Return or claim for Tax refund with respect to the Company or any of its Subsidiaries for any Pre-Closing Tax Period.

     (b)  The Acquiror shall not, without the prior written consent of the Seller (which consent shall not be unreasonably withheld), file, or cause to be filed, any amended Tax Return or claim for Tax refund, with respect to the Company or any of its Subsidiaries for any Pre-Closing Tax Period, to the extent that any such filing may adversely affect the liability of the Seller pursuant to Section 7.1 hereof.

     7.5 Assistance and Cooperation.

     After the Closing Date, the Acquiror and the Seller shall provide each other, and the Acquiror shall cause the Company and its Subsidiaries to provide the Seller, with such cooperation and information relating to the Company and each of its Subsidiaries as either party may reasonably request in: (a) filing any Tax Return, amended Tax Return or claim for refund; (b) determining any Tax liability or a right to refund of Taxes; (c) conducting or defending any audit or other proceeding in respect of Taxes; or (d) effectuating the terms of this Agreement. After the Closing Date, each of the Acquiror and the Seller shall:

          (i) timely sign and deliver such certificates and forms as may be necessary or appropriate to establish an exemption from (or otherwise reduce), or file Tax Returns or other reports with respect to, Taxes described therein;

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          (ii) assist the other party in preparing any Tax Returns which such other party is responsible for preparing and filing, including giving access, upon reasonable request, to information, records and documents necessary to prepare such Tax Returns; and

          (iii) cooperate fully in preparing for any audits of, or disputes with Tax Authorities regarding, Taxes of the Company or any of its Subsidiaries.

ARTICLE VIII

INDEMNIFICATION; REMEDIES

     8.1 Obligations of the Seller.

     In partial consideration of the commitment of the Acquiror hereunder and subject to the limitations set forth in this Article VIII, the Seller agrees to indemnify, reimburse and hold harmless the Acquiror and any of its affiliates (including, without limitation, the Company and its Subsidiaries after the Closing) directors, officers, agents and employees and each other Person, if any, controlling the Acquiror (each, an “Acquiror Indemnified Person”) from and against any liability, obligation, loss or expense (or actions or claims in respect thereof) to which such Acquiror Indemnified Person may become subject as a result of, or based upon or arising out of, directly or indirectly:

     (a)  any inaccuracy in, or breach of, any of the representations and warranties made by the Company or the Seller in Articles II and III, on the date hereof and on the Closing Date;

     (b)  any indemnification obligations of the Seller under Article VII (Taxes);

     (c)  any deficiency in the Closing Working Capital as set forth in Section 1.5;

     (d)  any obligations arising under the applicable sale transaction documents listed on Schedule 8.1(d) with respect to the businesses, affiliates, divisions or subsidiaries (the names of which are listed on Schedule 8.1(d)), the stock or assets of which were sold by the Seller, the Company or its Subsidiaries, or the Related Entities on or prior to the Closing Date; and

     (e)  any breach of a covenant or agreement made by the Company or the Seller hereunder not specified in clauses (a), (b), (c) or (d) of this Section 8.1 including, without limitation, the covenants set forth in Section 5.6 (noncompetition and nonsolicitation).

     The foregoing indemnification shall include, in each case, an obligation by the Seller to reimburse any Acquiror Indemnified Person for all reasonable expenses (including the reasonable fees and expenses of counsel) as they are incurred by such Acquiror Indemnified Person in connection with investigating, preparing or defending any action or claim pending or threatened, whether or not such Acquiror Indemnified Person is a party hereto.

     8.2 Obligations of the Acquiror.

     In partial consideration of the commitment of the Seller hereunder, the Acquiror agrees to

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indemnify, reimburse and hold harmless the Seller and any of its affiliates, directors, officers, agents and employees and each other Person, if any, controlling the Seller and any of its affiliates (each a “Seller Indemnified Person”) from and against any liability, obligation, loss or expense (or actions or claims in respect thereof) to which such Seller Indemnified Person may become subject as a result of, or based upon or arising out of, directly or indirectly, any inaccuracy in, or breach of: (a) any of the representations and warranties made by the Acquiror in Article IV, on the date hereof and on the Closing Date; (b) any covenant or agreement made by the Acquiror in this Agreement; or (c) any indemnification obligations of the Acquiror to the Seller Indemnified Persons as they relate to this Agreement and as they relate to any matters, events and circumstances, arising or accruing after the Closing Date, unless the Seller has agreed otherwise in this Agreement. The Acquiror shall name the Seller Indemnified Persons on its policies of insurance to the benefit of the Seller Indemnified Persons for the indemnities hereunder. The foregoing indemnification shall include, in each case, an obligation by the Acquiror to reimburse any Seller Indemnified Person for all reasonable expenses (including the reasonable fees and expenses of counsel) as they are incurred by such Seller Indemnified Person in connection with investigating, preparing or defending any action or claim pending or threatened, whether or not such Seller Indemnified Person is a party hereto.

     8.3 Procedure for Claims.

     (a)  Any Acquiror Indemnified Person and any Seller Indemnified Person shall each be referred to herein as an “Indemnified Person.” Any Indemnified Person seeking indemnification with respect to any losses, claims, damages, liabilities or expenses shall give notice describing the claim for indemnification in reasonable detail to the Person from whom indemnification is sought (each, an “Indemnifying Person”) prior to the expiration of the time period set forth in Section 8.4.

     (b)  If any claim, demand, liability or obligation is asserted by any third party against any Indemnified Person, the Indemnifying Person shall have the right, unless otherwise precluded by applicable law, to conduct and control the defense, compromise or settlement of any action or threatened action brought against the Indemnified Person in respect of matters addressed by the indemnity set forth in this Article VIII (an “Action”). The Indemnified Person shall have the right to employ counsel separate from counsel employed by the Indemnifying Person in connection with any Action or threatened Action and to participate in the defense thereof. The fees and expenses of counsel employed by the Indemnified Person shall be at the sole expense of the Indemnified Person unless: (i) the Indemnifying Person shall have elected not, or, after reasonable written notice of any Action or threatened Action, shall have failed, to assume or participate in the defense thereof; (ii) the employment thereof has been specifically authorized by the Indemnifying Person in writing; or (iii) the parties to any Action or threatened Action (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and the Indemnifying Person shall have been advised in writing by counsel for the Indemnified Person that there may be one or more defenses available to the Indemnified Person that are not available to the Indemnifying Person or legal conflicts of interest pursuant to applicable rules of professional conduct between the Indemnifying Person and the Indemnified Person. If any of the events referred to in clauses (i), (ii) and (iii) above is applicable, the fees and expenses of one separate counsel employed by the Indemnified Person shall be at the expense of the Indemnifying Person.

     (c)  The Indemnifying Person shall not, without the written consent of the Indemnified Person, settle or compromise any Action or threatened Action or consent to the entry of any

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judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnified Person a release from all liability in respect of such Action or threatened Action. Unless the Indemnifying Person shall have elected not, or shall have after reasonable written notice of any Action or threatened Action failed, to assume or participate in the defense thereof, the Indemnified Person may not settle or compromise such Action or threatened Action without the written consent of the Indemnifying Person. If, after reasonable written notice of any Action or threatened Action, the Indemnifying Person neglects to defend the Indemnified Person, a recovery against the latter for damages suffered by it in good faith, is conclusive in its favor against the Indemnifying Person; provided that no such conclusive presumption shall be made if the Indemnifying Person has not received reasonable written notice of such Action against the Indemnified Person.

     8.4 Survival.

     The representations, warranties, covenants and agreements made by the parties in this Agreement, including the indemnification obligations of the Seller and the Acquiror set forth in Articles VII and VIII, shall survive the Closing and shall continue in full force and effect after the Closing except as provided below:

     (a)  any claim by the Acquiror under Section 8.1(a) shall expire if notice of such claim has not been provided by the Acquiror to the Seller on or before 18 months after the Closing Date, except as provided in Section 8.4(b);

     (b)  any claim by the Acquiror relating to any inaccuracy in, or breach of, any of the representations and warranties made by the Company or the Seller under Sections 2.3 and 3.2 (due authority), Section 2.5 (capitalization), Section 2.8 (Taxes), Section 2.18 (Environmental), Section 2.22 and 3.6 (no brokers), Section 2.25 (ERISA) or Section 3.1 (title to stock) shall expire if notice of such claim has not been provided by the Acquiror to the Seller on or before the expiration of the applicable statute of limitations;

     (c)  any claim by the Seller under Section 8.2(a) shall expire if notice of such claim has not been provided by the Seller to the Acquiror on or before 18 months after the Closing Date, except as provided in Section 8.4(d); and

     (d)  any claim by the Seller relating to any inaccuracy in, or breach of, any of the representations and warranties made by the Acquiror under Section 4.2 (due authority) or Section 4.6 (no brokers) shall expire if notice of such claim has not been provided by the Seller to the Acquiror on or before the expiration of the applicable statute of limitations.

     8.5 Indemnity Payments.

     (a)  If the Acquiror agrees to or is determined to have an obligation to reimburse any Seller Indemnified Person under this Article VIII, then the Acquiror shall promptly pay such amount to the applicable Seller Indemnified Person by wire transfer of immediately available funds to the bank and account specified by the Seller Indemnified Person in writing.

     (b)  If the Seller agrees to or is determined to have an obligation to reimburse any

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Acquiror Indemnified Person under Section 8.1, then the Seller shall promptly pay such amount, subject to the limitations set forth in this Article VIII, to the Acquiror Indemnified Person by wire transfer of immediately available funds to the bank and account specified by the Acquiror Indemnified Person in writing.

     (c)  The liability of a party under this Article VIII for inaccuracies or breaches of its representations and warranties will not be affected by any knowledge which the other party had or is deemed to have had whether before or after the Closing regarding such inaccuracies or breaches, provided that the Acquiror shall have no recourse against the Seller for any inaccuracies or breaches of the Seller’s representations and warranties in Section 2.18 if the events or conditions giving rise to such inaccuracies or breaches are included in the Final Environmental Budget.

     8.6 Limitations on Indemnification Obligations Under Article VIII.

     (a)  Except as provided below, the Acquiror may not make any claims against the Seller under Section 8.1(a) unless and until the aggregate amount of all such claims under Section 8.1(a) is at least $2,000,000 (the “General Breaches Deductible Amount”), in which case the Acquiror may recover the amount of all claims in excess of the General Breaches Deductible Amount, subject to the limitation set forth in Section 8.6(b). The foregoing restriction shall not apply to any claims by the Acquiror relating to any inaccuracy in, or breach of, any of the representations and warranties made by the Company or the Seller under Sections 2.3 and 3.2 (due authority), Section 2.5 (capitalization), Section 2.22 and 3.6 (no brokers) and Section 3.1 (title to stock).

     (b)  The Seller shall not have any liability for indemnifiable claims under Section 8.1(a) to the extent the aggregate amount of all claims suffered or incurred by the Acquiror exceeds 25% of the amount of the Purchase Price received by the Seller; provided that the foregoing limitation on liability shall not be applicable regarding any claims arising from, or directly or indirectly relating to: (i) any inaccuracy in, or breach of, any of the representations and warranties made by the Company or the Seller under Sections 2.3 and 3.2 (due authority), Section 2.5 (capitalization), Section 2.22 and 3.6 (no brokers) and Section 3.1 (title to stock); or (ii) allegations of fraud by the Seller or the Company in connection with this Agreement. The parties agree that liability for indemnification under Article VIII shall be net of any applicable insurance or third party payments.

     8.7 Remedies.

     Each party hereto acknowledges that because of the difficulty of measuring economic losses attributable to the breach of a party’s obligations under Section 11.2 or failure to consummate the transactions contemplated hereby in accordance with the terms of this Agreement, and because of the immediate and irreparable damage that would be caused for which there would be no other adequate remedy, the parties hereto hereby agree that the applicable provisions of this Agreement may be enforced against the breaching party by a decree of specific performance issued by any court of competent jurisdiction, and appropriate injunctive relief may be applied for and granted in connection therewith. Each party hereto hereby agrees to waive the defense that a remedy at law would be adequate in any action for specific performance under this Section 8.7.

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     8.8 Arbitration.

     Except for controversies or claims arising out of or relating to this Agreement or breach thereof for which a party desires immediate injunctive relief or specific performance, the parties agree that any controversy or claim arising out of or relating to this Agreement or breach thereof shall be settled by arbitration in accordance with the National Rules of the American Arbitration Association (the “AAA”). Any arbitration shall be conducted in the State of Delaware. Each of the Acquiror and the Seller shall appoint an arbitrator who has expertise in the interpretation of commercial contracts and those two arbitrators shall select a third neutral arbitrator from the AAA’s commercial panel who also shall have expertise in the interpretation of commercial contracts. In reaching their decision, the arbitrators shall have no authority to change or modify any provision of this Agreement. Such arbitrators shall act as the administrators and exclusive arbitrators with respect to any controversy or claim arising out of or relating to this Agreement or breach thereof, except for controversies or claims arising out of or relating to this Agreement or breach thereof for which a party desires immediate injunctive relief or specific performance. Until final resolution of the matter submitted to arbitration, each party shall be responsible for its costs and the costs of its selected arbitrator, and the costs of the AAA and the third arbitrator shall be split equally by the Acquiror and the Seller. The decision of the arbitrators as to the validity of any claim and the amount of damages in respect to such claim shall be binding and conclusive upon the parties and may be entered in any court having jurisdiction thereover. The prevailing party in any matter submitted to arbitration shall be entitled to reimbursement from the non-prevailing party of all of its costs and expenses including reasonable attorney’s fees.

     8.9 Treatment of Indemnification Payments.

     The parties hereto hereby agree that any indemnification payments made pursuant to this Agreement shall be treated for tax purposes as adjustments to the Purchase Price, unless otherwise required by applicable law.

ARTICLE IX

ENVIRONMENTAL MATTERS

     9.1 Access to Properties; Cooperation by the Seller; Environmental Diligence Review.

     On or prior to the date hereof, the Seller, the Company and their affiliates have provided to the Acquiror copies of the environmental reports and other related correspondence and documentation described in Section 2.18(d)(xii) (the “Existing Environmental Reports”). For a period beginning on the date hereof and ending on the 45th day after the date hereof (the “Environmental Review Period”), the Seller hereby agrees to cooperate fully with the Acquiror, at the Acquiror’s expense, in the performance by the Acquiror of its environmental due diligence review of the FBO Business. Such cooperation shall include responding to any inquiries by the Acquiror or its environmental consultant(s) regarding any disclosures in the Existing Environmental Reports. The Seller also agrees to provide the Acquiror and its environmental consultant(s) with

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access to all of the Real Property and the premises demised under the Real Property Leases to the extent such properties are related to, used in, or necessary for the operation of, the FBO Business (the “FBO Properties”), for the purposes of updating or performing environmental due diligence, including Phase I environmental site assessments, but not Phase II environmental site assessments, sampling or testing unless and only to the extent required by Environmental Law. Prior to performing any such legally required Phase II sampling or testing at the FBO Properties, the Acquiror shall provide to the Seller a written scope of work in connection with such sampling or testing for the Seller’s review and approval, not to be unreasonably withheld. Additionally, the Acquiror shall cause any of its environmental consultants that perform sampling or testing at the FBO Properties to: (a) maintain commercially reasonable insurance coverage to protect the Seller, the Company and its Subsidiaries against any liabilities caused by such sampling or testing (other than environmental remediation obligations revealed by such sampling or testing); and (b) provide an indemnity in favor of the Seller, the Company and its Subsidiaries for any liabilities caused by such sampling or testing (other than environmental remediation obligations revealed by such sampling or testing). The Acquiror shall provide to the Seller, as soon as practicable after the Acquiror’s receipt, copies of all final environmental reports prepared by the environmental consultant(s) engaged by the Acquiror in connection with the Acquiror’s due diligence review of the FBO Business (the “Acquiror’s Environmental Reports”).

     9.2 Delivery of Proposed Environmental Budget for Known Matters; Review Process; Dispute Resolution.

     (a)  Upon completion of its environmental due diligence review of the FBO Properties, the Acquiror shall prepare a written detailed budget (the “Acquiror’s Proposed Environmental Budget”) of the costs that are anticipated to be incurred, to the extent expressly required by Environmental Law, to: (i) correct or otherwise satisfy the noncompliance events that are disclosed or otherwise identified in the Existing Environmental Reports or the Acquiror’s Environmental Reports; and (ii) remediate or otherwise respond to the environmental conditions that are disclosed or otherwise identified in the Existing Environmental Reports or the Acquiror’s Environmental Reports. The Acquiror’s Proposed Environmental Budget will not include any costs relating to noncompliance events and environmental conditions for which the Company and its Subsidiaries are not legally or reasonably expected to be obligated or for which the Company and its Subsidiaries have a legally enforceable indemnity obligation with respect thereto from a third party having the financial resources to satisfy such indemnity obligation, in the Acquiror’s reasonable discretion. The Acquiror will deliver the Acquiror’s Proposed Environmental Budget and any supporting documentation related thereto to the Seller on or before the expiration of the Environmental Review Period.

     (b)  The Seller and its environmental consultant(s) will be permitted to review and approve the Acquiror’s Proposed Environmental Budget. The Acquiror’s Proposed Environmental Budget will become the final environmental budget unless the Seller gives written notice to the Acquiror on or before one week after the Seller’s receipt of the Acquiror’s Proposed Environmental Budget (a “Budget Objection Notice”) of any objections to the Acquiror’s Proposed Environmental Budget setting forth in reasonable detail the amounts in dispute, the basis for such dispute and the Seller’s estimate of the costs that are anticipated to be incurred to perform the actions set forth in clauses (i) and (ii) of Section 9.2(a) (the “Seller’s Proposed Environmental Budget”). If a Budget Objection Notice is delivered as provided above and the Seller’s Proposed Environmental Budget is

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greater than or equal to 85% of the Acquiror’s Proposed Environmental Budget, then the amount representing the arithmetic mean of the Acquiror’s Proposed Environmental Budget and the Seller’s Proposed Environmental Budget shall become the final environmental budget. If a Budget Objection Notice is delivered as provided above and the Seller’s Proposed Environmental Budget is less than 85% of the Acquiror’s Proposed Environmental Budget, then the Acquiror and the Seller shall select a mutually acceptable environmental expert (the “Environmental Expert”) to resolve the dispute in a one-day meet and confer session to occur on or before December 19, 2003 (the “Resolution Meeting Date”). The Acquiror and the Seller agree to limit the responsibility of the Environmental Expert to those specific noncompliance events or environmental conditions whereby the Seller’s estimate of the cost to perform the required actions is less than 85% of the Acquiror’s estimate of the cost to perform the required actions (the “Disputed Items”). For each specific noncompliance event or environmental condition whereby the Seller’s estimate of the cost to perform the required actions is greater than or equal to 85% of the Acquiror’s estimate of the cost to perform the required actions, the final environmental budget shall reflect the arithmetic mean of the Seller’s estimate and the Acquiror’s estimate. The Acquiror shall provide to the Environmental Expert, in advance of the Resolution Meeting Date, the Acquiror’s Proposed Environmental Budget and any supporting documentation related to the Disputed Items. The Seller shall provide to the Environmental Expert, in advance of the Resolution Meeting Date, the Seller’s Proposed Environmental Budget, Budget Objection Notice and any supporting documentation related to the Disputed Items. The Acquiror and the Seller shall be afforded an equal opportunity at the meeting to present its budget for the Disputed Items to the Environmental Expert and to answer any questions by the Environmental Expert. The Acquiror and the Seller shall be permitted to invite their respective legal counsel and environmental consultants to the meeting. After the Environmental Expert reviews all of the documentation submitted to it and discusses the Disputed Items with the Acquiror and the Seller, the Environmental Expert shall determine, in his or its sole discretion, the final environmental budget for the Disputed Items prior to the close of business on December 19, 2003. The determination by the Environmental Expert with respect to the Disputed Items shall be final, binding and conclusive on the parties. The Acquiror’s Proposed Environmental Budget, as adjusted pursuant to the procedures set forth in this Section 9.2(b) shall constitute the “Final Environmental Budget.” The fees and expenses of the Environmental Expert shall be split equally between the Acquiror and the Seller.

     9.3 Rights and Obligations Regarding Final Environmental Budget.

     (a)  If the Final Environmental Budget is $1,000,000 or less, the Seller shall be obligated to make a payment to the Acquiror in an amount equal to the Final Environmental Budget by wire transfer of immediately available funds to the bank and account specified by the Acquiror on or before the later to occur of: (i) the Closing Date; or (ii) 15 days after the Final Environmental Budget has been determined in accordance with Section 9.2.

     (b)  If the Final Environmental Budget exceeds $1,000,000 and the Acquiror elects to consummate the transactions contemplated hereby notwithstanding, the Seller shall be obligated to make a payment to the Acquiror of $1,000,000 by wire transfer of immediately available funds to the bank and account specified by the Acquiror on or before the later to occur of: (i) the Closing Date; or (ii) 15 days after the Final Environmental Budget has been determined in accordance with Section 9.2.

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     (c)  If the Final Environmental Budget exceeds $1,000,000 and the Acquiror elects to terminate the transactions contemplated hereby as a result thereof in accordance with Section 10.1(j), the Seller shall be obligated to make a payment to the Acquiror as set forth in Section 10.2(g).

     (d)  If payment has been made by the Seller to the Acquiror as set forth in clause (a) or (b) of this Section 9.3, the Seller shall have no further liability or obligation to the Acquiror or any of the Acquiror Indemnified Persons for any of the noncompliance events or environmental conditions set forth in the Final Environmental Budget, regardless of whether the actual costs to perform the actions set forth in clauses (i) and (ii) of Section 9.2(a) are greater than or less than the costs included in the Final Environmental Budget.

     9.4 Indemnity Obligations for Unknown Environmental Matters.

     (a)  The Acquiror and the Seller acknowledge and agree that information may be discovered by the Acquiror or facts may become known to the Acquiror after the Closing with respect to environmental matters affecting the FBO Business existing on or prior to the Closing or that were caused by, or arose out of, the operation of the FBO Business by the Seller, the Company or their affiliates, which were not: (i) disclosed or otherwise identified in the Existing Environmental Reports, the Acquiror’s Environmental Reports or the Final Environmental Budget; and (ii) known by the Acquiror prior to the Closing and which the Company had no Knowledge of prior to the Closing (the “Unknown Environmental Matters”). To the extent the Acquiror is required by Environmental Law to correct or otherwise satisfy noncompliance events or to remediate or otherwise respond to environmental conditions related to the Unknown Environmental Matters, the Seller shall be required to indemnify the Acquiror Indemnified Persons from and against any such liability, obligation, loss or expense (or actions or claims in respect thereof) to which such Acquiror Indemnified Persons may become subject as a result thereof, or based upon or arising, directly or indirectly, therefrom. Notwithstanding the foregoing, the indemnity provided by the Seller under this Section 9.4(a) shall not include any liability, obligation, loss or expense (or actions or claims in respect thereof) for which the Company and its Subsidiaries are not legally or reasonably expected to be obligated or for which the Company and its Subsidiaries have a legally enforceable indemnity obligation with respect thereto from a third party having the financial resources to satisfy such indemnity obligation, in the Acquiror’s reasonable discretion.

     (b)  The Acquiror may only make any claims against the Seller under Section 9.4(a) as follows, subject to the other limitations set forth in Section 9.4(c):

          (i) the first $500,000 of claims shall be at the Acquiror’s sole cost and expense;

          (ii) the next $500,000 of claims shall be at the Seller’s sole cost and expense;

          (iii) the next $1,000,000 of claims shall be split equally and on a pari passu basis between the Seller and the Acquiror; and

          (iv) any additional claims shall be at the Seller’s sole cost and expense.

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     (c)  If the Seller agrees to or is determined to have an obligation to reimburse any Acquiror Indemnified Person under this Section 9.4, then the Seller shall promptly pay such amount to the applicable Acquiror Indemnified Person by wire transfer of immediately available funds to the bank and account specified by the Acquiror Indemnified Person in writing. Any claim by the Acquiror under this Section 9.4 shall expire if notice of such claim has not been provided by the Acquiror to the Seller on or before the 10th anniversary of the Closing Date. The procedures for claims set forth in clauses (b) and (c) of Section 8.3 shall be applicable for claims by the Acquiror under this Section 9.4. The Seller shall not have any liability for indemnifiable claims under this Section 9.4 to the extent the aggregate amount of all indemnifiable claims suffered or incurred by the Acquiror under this Section 9.4 exceeds 10% of the Purchase Price.

     9.5 Arbitration; Treatment of Payments to the Acquiror.

     The provisions set forth in Section 8.8 (Arbitration) shall be applicable for any controversies or claims arising out of or relating to this Article IX. Any payments by the Seller to the Acquiror under clause (a) or (b) of Section 9.3 and any indemnification payments by the Seller to the Acquiror arising out of or relating to Section 9.4 shall be treated for tax purposes as adjustments to the Purchase Price, unless otherwise required by applicable law. Payments by the Seller under Section 9.3 and claims made by the Acquiror under Section 9.4 shall not count towards the deductible set forth in Section 8.6(a).

ARTICLE X

TERMINATION

     10.1 Termination.

     This Agreement may be terminated at any time prior to the Closing Date solely:

     (a)  by mutual written consent of the Seller and the Acquiror;

     (b)  by the Seller or the Acquiror if the transactions contemplated by this Agreement shall not have been consummated by December 31, 2003, provided that: (i) the failure of such transactions to be consummated is not due to the willful failure of the party seeking to terminate this Agreement to perform any of its obligations under this Agreement to the extent required to be performed by it on or prior to the Closing Date; and (ii) such date shall be extended to March 31, 2004, if applicable, in accordance with Section 1.4;

     (c)  by the Seller, if: (i) there has been a material misrepresentation or breach by the Acquiror of a representation or warranty contained herein and such material misrepresentation or breach, if curable, is not cured within 10 days after written notice thereof from the Company or the Seller; (ii) the Acquiror has committed a material breach of any covenant imposed upon it hereunder and, if curable, fails to cure such breach within 10 days after written notice thereof from the Company or the Seller; or (iii) any condition to the Seller’s obligations to effect the Closing under Section 6.2 becomes incapable of fulfillment through no fault of the Seller and is not waived by the Seller;

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     (d)  by the Acquiror, if: (i) there has been a material misrepresentation or breach by the Company or the Seller of a representation or warranty contained herein and such material misrepresentation or breach, if curable, is not cured within 10 days after written notice thereof from the Acquiror; (ii) the Company or the Seller has committed a material breach of any covenant imposed upon it hereunder and, if curable, fails to cure such breach within 10 days after written notice thereof from the Acquiror; or (iii) any condition to the Acquiror’s obligations to effect the Closing under Section 6.3 becomes incapable of fulfillment through no fault of the Acquiror and is not waived by the Acquiror;

     (e)  by the Seller or the Acquiror if there shall be any law that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited, or if any order enjoining the Company or the Seller, on the one hand, or the Acquiror, on the other, from consummating the transactions contemplated hereby is entered and such order shall have become final and nonappealable, provided that the party seeking to terminate this Agreement pursuant to this provision shall have used all reasonable efforts to remove or vacate such order;

     (f)  by the Acquiror, upon written notice to the Seller and the Company at any time prior to the expiration of the Due Diligence Period, if the results of the due diligence investigation by the Acquiror shall not be satisfactory to the Acquiror in its sole and absolute discretion;

     (g)  by the Acquiror if a Triggering Event (as defined below) shall have occurred;

     (h)  by the Seller in order to enter into a binding definitive agreement providing for a Superior Proposal (an “Alternative Agreement”): if (i) the Board of Directors of the Seller shall have determined in good faith after consultation with its outside legal counsel that entering into such Alternative Agreement is required in order for the Board of Directors of the Seller to comply with its fiduciary obligations to the Seller’s shareholders; (ii) immediately prior to such termination, the Seller pays the Acquiror the Termination Fee (as defined below); (iii) the Seller shall have given the Acquiror at least 48 hours prior written notice of its intention to enter into an Alternative Agreement, which notice shall be accompanied by a correct and complete copy of such Alternative Agreement (and the Seller shall thereafter promptly provide the Acquiror with correct and complete copies of any amendments or proposed amendments thereto), and during such period shall give the Acquiror the opportunity to meet with the Seller’s Board of Directors to suggest such modifications to the terms hereof that the Acquiror may deem advisable; and (iv) concurrently with such termination the Seller enters into such Alternative Agreement;

     (i)  by either the Seller or the Acquiror if the condition set forth in Section 6.1(d) requiring shareholder approval shall not have been satisfied on or before March 31, 2004; provided, however, that the right to terminate this Agreement under this Section 10.1(i) shall not be available to the Seller where the failure to obtain such shareholder approval shall have been caused by the action or failure to act of the Seller, and such action or failure to act constitutes a breach by the Seller of this Agreement; or

     (j)  by the Acquiror, upon written notice to the Seller and the Company at any time prior to December 31, 2003, if the Final Environmental Budget exceeds $1,000,000.

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     For the purposes of this Agreement, a “Triggering Event” shall be deemed to have occurred if: (i) the Board of Directors of the Seller or any committee thereof shall for any reason have withdrawn or shall have amended or modified in a manner adverse to the Acquiror its recommendation in favor of, the approval of this Agreement and the other transactions contemplated by this Agreement; (ii) the Seller shall have failed to include in the Proxy Statement the unanimous recommendation of the Board of Directors of the Seller in favor of the approval of this Agreement and the other transactions contemplated by this Agreement; (iii) the Board of Directors of the Seller or any committee thereof shall have approved or recommended any Acquisition Proposal; (iv) the provisions of Section 5.4 of this Agreement shall have been breached; or (v) the Seller shall have entered into any letter of intent or similar document or any agreement, contract or commitment accepting any Acquisition Proposal.

     10.2 Consequences of Termination.

     (a)  In the event that this Agreement shall be terminated pursuant to this Article X, each party will redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether so obtained before or after the execution hereof, to the party furnishing the same.

     (b)  If this Agreement shall be terminated pursuant to clause (a), (b), (e) or (f) of Section 10.1, all further obligations of the parties hereto shall terminate without further liability of any party, provided that the rights and obligations of the parties under Sections 8.7, 8.8, 11.2, 11.3, 11.7 and 11.8 shall survive the termination of this Agreement.

     (c)  If this Agreement shall be terminated pursuant to clause (c) of Section 10.1: (i) the Acquiror will remain liable to the Seller and the Company for any misrepresentation, breach of warranty or nonfulfillment of, or failure to perform, any covenant or agreement of the Acquiror existing at the time of such termination; (ii) the Seller and the Company shall be entitled to pursue any and all remedies available at law or in equity including, but not limited to, the availability of specific performance or other injunctive relief and reimbursement of all costs and expenses incurred by the Seller and the Company in connection with the transactions contemplated hereby including, without limitation, all reasonable attorney’s fees and expenses; and (iii) the rights and obligations of the parties under Sections 8.7, 8.8, 11.2, 11.3, 11.7 and 11.8 shall survive the termination of this Agreement.

     (d)  If this Agreement shall be terminated pursuant to clause (d) of Section 10.1: (i) the Seller and the Company will remain liable to the Acquiror for any misrepresentation, breach of warranty or nonfulfillment of, or failure to perform, any covenant or agreement of the Seller or the Company existing at the time of such termination; (ii) the Acquiror shall be entitled to pursue any and all remedies available at law or in equity including, but not limited to, the availability of specific performance or other injunctive relief and reimbursement of all reasonable costs and expenses incurred by the Acquiror in connection with the transactions contemplated hereby including, without limitation, all reasonable attorney’s fees and expenses; and (iii) the rights and obligations of the parties under Sections 8.7, 8.8, 11.2, 11.3, 11.7 and 11.8 shall survive the termination of this Agreement.

     (e)  If this Agreement shall be terminated pursuant to clause (g) or (h) of Section 10.1,

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the Seller shall pay to the Acquiror in immediately available funds an amount equal to $3,500,000 (the “Termination Fee”): (i) within one business day after demand by the Acquiror if this Agreement is terminated by the Acquiror pursuant to Section 10.1(g); and (ii) concurrently with and as a condition to any termination of this Agreement by the Seller pursuant Section 10.1(h).

     (f)  If the Acquiror elected to extend the Closing Date pursuant to Section 1.4(b) and this Agreement is terminated thereafter by the Acquiror or the Seller pursuant to clause Section 10.1(i), the Seller shall pay to the Acquiror in immediately available funds the Termination Fee: (i) within one business day after demand by the Acquiror if this Agreement is terminated by the Acquiror; and (ii) concurrently with and as a condition to any termination of this Agreement by the Seller.

     (g)  If this Agreement shall be terminated pursuant to Section 10.1(j), the Seller shall pay to the Acquiror in immediately available funds an amount equal to $1,000,000 plus reimbursement of all reasonable documented out of pocket costs and expenses incurred by the Acquiror in connection with the transactions contemplated hereby.

     (h)  The Seller acknowledges that the agreements contained in clauses (e), (f) and (g) of this Section 10.2 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, the Acquiror would not enter into this Agreement; accordingly, if the Seller fails to pay in a timely manner the payment set forth in clause (e), (f) or (g) of this Section 10.2 and, in order to obtain such payment, the Acquiror makes a claim that results in a judgment against the Seller for the payment, the Seller shall pay to the Acquiror its reasonable costs and expenses (including reasonable attorneys’ fees and expenses) in connection with such suit, together with interest on the payment required to be made by the Seller to the Acquiror at the prime rate of interest in effect on the date such payment was required to be made. Payment of the amount set forth in clause (e), (f) or (g) of this Section 10.2 applies only in the event of a termination of this Agreement pursuant to clauses (g), (h), (i) or (j) of Section 10.1 (and subject to the other terms and conditions set forth in clauses (e), (f) and (g) of this Section 10.2) and shall not be in lieu of damages incurred in the event of a breach of this Agreement.

ARTICLE XI

GENERAL PROVISIONS

     11.1 Cooperation.

     The Company and the Seller shall deliver or cause to be delivered to the Acquiror on the Closing Date, and at such other times and places as shall be reasonably agreed to, such additional instruments as the Acquiror may reasonably request for the purpose of carrying out the transactions contemplated hereby. The Acquiror shall deliver or cause to be delivered to the Company and the Seller on the Closing Date, and at such other times and places as shall be reasonably agreed to, such additional instruments as the Company and the Seller may reasonably request for the purpose of carrying out the transactions contemplated hereby. The Acquiror will cooperate and use its reasonable efforts to have the present officers, directors and employees of the Company and its Subsidiaries cooperate with the Seller on and after the Closing Date in furnishing information,

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evidence, testimony and other assistance in connection with any Tax Return filing obligations, actions, proceedings, arrangements or disputes of any nature with respect to matters pertaining to all periods prior to the Closing Date.

     11.2 Press Releases; Confidentiality.

     (a)  Except as provided below, neither the Acquiror nor its directors, officers, employees, advisors, lenders, attorneys or agents shall make any press release or public announcement in connection with the transactions contemplated hereby prior to the Closing without the prior written consent of the Seller. Except as provided below, neither the Company or the Seller nor their directors, officers, employees, advisors, lenders, attorneys or agents shall make any press release or public announcement in connection with the transactions contemplated hereby prior to the Closing without the prior written consent of the Acquiror. Notwithstanding the foregoing, a party hereto will be permitted to make a press release, public announcement or filing with the SEC in connection with the transactions contemplated hereby without obtaining any prior written consent if required by applicable law or stock exchange regulation to do so.

     (b)  Each of the Acquiror, the Seller and the Company recognizes that the Acquiror will receive additional confidential information regarding the Company from and after the date hereof. Accordingly, each party agrees to use its best efforts to prevent the unauthorized disclosure of any confidential information concerning each other party that has been or is disclosed to it or its agents previously or from and after the date hereof. Notwithstanding the foregoing, each party may make confidential information available to its counsel, existing lenders, accountants, prospective senior banks, and financial advisors; provided that the receiving party shall be liable for any unauthorized disclosure by such persons. The obligations set forth in this Section 11.2(b) do not apply to information that: (i) at the time of an alleged breach hereof is part of the public domain (other than as a result of a breach of confidentiality obligations by the party who is the recipient of the relevant confidential information); (ii) has been disclosed, at the time of an alleged breach hereof, by the disclosing party to third parties without restrictions on disclosure; or (iii) has, at the time of an alleged breach hereof, been received by the receiving party from a third party without breach of a nondisclosure obligation of the third party. If the transactions contemplated hereby are not consummated for any reason whatsoever, each party shall deliver to the other all documents, work papers and other material obtained from the other. Because each of the Acquiror and the Seller is a publicly-traded corporation, trading in the securities of the Acquiror or the Seller based on confidential information may result in liability. As a result, neither the Acquiror, the Seller nor the Company shall trade in the securities of any other party hereto until the earlier of the termination of this Agreement or the closing of the transactions contemplated by this Agreement. In addition, each party shall use its best efforts to ensure that its directors, employees, officers, agents or stockholders who receive confidential information shall similarly refrain from trading.

     (c)  Prior to any disclosure required by law, regulation or judicial order relating to the transactions contemplated hereby or non-public information regarding the Seller, the Company or the Acquiror, the party required to make such disclosure shall advise the other parties of such requirement so that the applicable party may seek a protective order.

     (d)  Unless otherwise indicated, the obligations of the parties under this Section shall survive the Closing and any termination of this Agreement.

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     11.3 Expenses.

     Whether or not the transactions contemplated hereby are consummated: (a) the Acquiror shall pay all of its legal, accounting, due diligence and other out-of-pocket expenses incident to the transactions contemplated hereby; (b) the Seller shall pay all of its and the Company’s legal, accounting, investment banking and other out-of-pocket expenses incident to the transactions contemplated hereby; (c) all required filing fees under the HSR Act shall be split equally between the Acquiror and the Seller; and (d) the Seller shall pay all of the costs and expenses incurred by it to print and file the Proxy Statement with the SEC and any amendments and supplements thereto, and to solicit the proxies from the Seller’s shareholders. Any fees and expenses of the Independent Accounting Firm shall be paid by the parties hereto in accordance with Sections 1.5 and 7.3(a). Any arbitration fees, costs and expenses shall be paid by the parties hereto in accordance with Section 8.8. Except as set forth in the last sentence of Section 8.8, each of the Seller and the Company agrees that it shall pay all costs and expenses incurred by the Acquiror to enforce its rights under this Agreement including, without limitation, all reasonable attorney’s fees and expenses.

     11.4 Amendments and Waivers.

     Any term of this Agreement may be amended, supplemented or modified, only with the written consent of each of the parties hereto, and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the party against whom the waiver is sought to be enforced. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     11.5 Successors and Assigns.

     This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement and all rights and obligations of the parties hereunder may not be assigned or transferred without the prior written consent of the other parties hereto; provided that the Acquiror may assign its rights hereunder to an entity whose stock is owned by the Acquiror or an affiliate of the Acquiror without obtaining any such consent. Notwithstanding any such assignment by the Acquiror, the Acquiror shall remain liable for all of its obligations hereunder. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

     11.6 No Third Party Beneficiaries.

     The rights created by this Agreement are only for the benefit of the parties hereto, and no Person (other than parties to this Agreement or their respective successors or permitted assigns) shall have or be construed to have any legal or equity right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained; provided, however, that the provisions of Article VIII above concerning indemnification are intended for the benefit of the parties specified therein, and their respective legal representatives, successors and assigns.

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     11.7 Choice of Law.

     This Agreement shall be governed by and construed under, and the rights of the parties determined in accordance with, the laws of the State of Delaware (without reference to the choice of law provisions of the State of Delaware) except with respect to matters of law concerning the internal corporate affairs of any corporate entity which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction under which the respective entity derives its powers shall govern.

     11.8 Notices.

     Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon the earlier of: (a) personal delivery to the party to be notified; (b) receipt after deposit with the United States Post Office, by registered or certified mail, postage prepaid return receipt requested; (c) the next business day after dispatch via nationally recognized overnight courier; or (d) confirmation of transmission by facsimile (provided such transmission is also contemporaneously sent via one of the methods specified in clauses (a), (b) or (c)), all addressed to the party to be notified at the address indicated for such party below, or at such other address as such party may designate by five business days’ advance written notice to the other parties. Notices should be provided in accordance with this Section at the following addresses:

If to the Acquiror, to:	With a copy to (which shall not constitute notice):

Allied Capital Corporation	Piper Rudnick LLP
1919 Pennsylvania Avenue, N.W.	1200 Nineteenth Street, N.W.
Washington, DC 20006-3434	Washington, DC 20036-2412
Fax: (202) 659-2053	Fax: (202) 223-2085
Attn: G. Cabell Williams	Attn: Anthony H. Rickert, Esq.

Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004-2415
Fax: (202) 637-3593
Attn: Cynthia M. Krus, Esq.

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If to the Company, to:	With a copy to (which shall not constitute notice):

Mercury Air Centers, Inc.	Mercury Air Group, Inc.
5456 McConnell Avenue	5456 McConnell Avenue
Los Angeles, CA 90066	Los Angeles, CA 90066
Fax: (310) 827-6897	Fax: (310) 827-0650
Attn: Joseph A. Czyzyk	Attn: Wayne Lovett

McBreen & Kopko
20 N. Wacker Drive, Suite 2520
Chicago, IL 60606
Fax: (312) 332-2657
Attn: Frederick H. Kopko, Jr.

If to the Seller, to:	With a copy to (which shall not constitute notice):

Mercury Air Group, Inc.	Mercury Air Group, Inc.
5456 McConnell Avenue	5456 McConnell Avenue
Los Angeles, CA 90066	Los Angeles, CA 90066
Fax: (310) 827-6897	Fax: (310) 827-0650
Attn: Joseph A. Czyzyk	Attn: Wayne Lovett

McBreen & Kopko
20 N. Wacker Drive, Suite 2520
Chicago, IL 60606
Fax: (312) 332-2657
Attn: Frederick H. Kopko, Jr.

     11.9 Severability.

     If one or more provisions of this Agreement shall be held invalid, illegal or unenforceable, such provision shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Agreement. In either case, the balance of this Agreement shall be interpreted as if such provision were so modified or excluded, as the case may be, and shall be enforceable in accordance with its terms.

     11.10 Entire Agreement.

     This Agreement, together with the exhibits and schedules hereto, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior understandings and agreements, whether written or oral, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein.

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     11.11 Construction.

     The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authorship of any provision of this Agreement.

     11.12 Titles and Subtitles.

     The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

     11.13 Counterparts.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signatures appear on next page]

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     IN WITNESS WHEREOF, the Acquiror, the Company and the Seller have caused this Agreement to be executed and delivered as of the date first written above.

WITNESS:	ALLIED CAPITAL CORPORATION

By: Name: Title:

MERCURY AIR CENTERS, INC.

By: Name: Title:

MERCURY AIR GROUP, INC.

By: Name: Title:

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Exhibit A

List of FBO Sites Leased by the Company and its Subsidiaries

ADS –
Mercury Air Center (ADS)
Addison Airport
4400 Glenn Curtiss Drive
Addison, TX 75001
Tel: (972) 930-0216
Fax: (972) 267-7969

ATL -
Mercury Air Center (ATL)
Wm B Hartsfield Int’l
Airport
1200 Toffie Terrace
P.O. Box 20718 AMF
Atlanta, GA 30320
Tele: (404) 765-1300
Fax: (404) 762-6775

BFL –
Mercury Air Center (BFL)
1550 Skyway Drive
Meadows Field
Bakersfield, CA 93308
Tel: (661) 391-4900
Fax: (661) 393-7890

BHM -
Mercury Air Center (BHM)
Birmingham Int’l Airport
P.O. Box 320159
Birmingham, AL 35232
or 4725 65th Place North
Birmingham, AL 35206
Tele: (205) 591-6830
Fax: (205) 592-2153

BNA -
Nashville Int’l Airport
635 Hangar Lane
Nashville, TN 37217
Tel: (615) 360-8109
Fax: (615) 360-8154

BUR -
Mercury Air Center (BUR)
10750 Sherman Way
Burbank, CA 91505
Tel:(818) 841-2966 / 2665
Fax: (818) 841-1613

CHS –
Mercury Air Center (CHS)
6060 S. Aviation Ave.
Suite 99
North Charleston, SC 29406
Tel: (843) 746-7600/7606
Fax: (843) 746-7643

CRP -
Mercury Air Center (CRP)
355 Pinson Drive
Corpus Christi, TX 78406
Tel: (361) 289-1881
Fax: (361) 289-5211

FAT –
Mercury Air Center (FAT)
5045 E. Anderson Avenue
Fresno, CA 93727
Tele: (559)454-7501
Fax: (559) 456-8919

FWA –
Mercury Air Center (FWA)
4021 Air Street
Fort Wayne, IN 46809
Tel: (260) 747-1565
Fax: (260) 478-8240

JAN -
Mercury Air Center (JAN)
Jackson Int’l Airport
110 S. Hangar Drive
Jackson, MS 39208
Tele: (601) 939-9366
Fax: (601) 939-8119

JZI –
Mercury Air Center (JZI)
2700 Fort Trenholm Road
Johns Island, S.C. 29455
Tel: (843) 559-2401
Fax: (843) 559-1517

LAX –
Mercury Air Center (LAX)
7000 World Way West
Los Angeles, CA 90045
Tel: (310) 215-5745
Fax: (310) 417-7993

ONT
Mercury Air Center (ONT)
Ontario Int’l Airport
2161 E. Avion Street
Ontario, CA 91761
Tele: (909) 390-2370
Fax: (909) 390-2375

PDK –
Mercury Air Center (PDK)
Dekalb-Peachtree Airport
1951 Airport Road
Atlanta, GA 30341
Tele: (770) 454-5000
Fax: (770) 454-5021

RNO -
Mercury Air Center (RNO)
655 S. Rock Blvd.
Reno, NV 89502
Tel: (775) 858-7300
Fax: (775) 858-7334

SBA –
Mercury Air Center (SBA)
404 Moffet Place
Goleta, CA 93117
Tel: (805) 964-6733
Fax: (805) 964-2043

TUL –
Mercury Air center (TUL)
7500 E. Apache, Hangar 18
Tulsa, OK 74115
Tel: (918) 836-6592
Fax: (918) 832-8149

LGB-
Mercury Air Center

Exhibit B

Form of Voting Undertakings

Exhibit C

Form of Escrow Agreement

Exhibit D

Form of Legal Opinion of Piper Rudnick LLP

Exhibit E

Form of Legal Opinion of McBreen & Kopko

Exhibit F

Form of Assignment of Trade Names, Trademarks and Service Marks Agreement

EXHIBIT B-2

1919 Pennsylvania Avenue, NW Washington, DC 20006-3434 202-331-1112 202-659-2053 Fax

December 10, 2003

Mr. Joseph A. Czyzyk
President and CEO
Mercury Air Group, Inc.
5456 McConnell Avenue
Los Angeles, CA 90066

Dear Mr. Czyzyk:

     Mercury Air Group, Inc. (the “Seller”), Mercury Air Centers, Inc. (the “Company”) and Allied Capital Corporation (“Allied”) hereby agree to amend the Stock Purchase Agreement dated October 28, 2003 among the Seller, the Company and Allied (the “SPA”) to reflect the following:

     1.     Each reference to “December 31, 2003” in Sections 1.4(a), 5.2(a), 10.1(b) and 10.1(j) of the SPA shall be changed to “January 16, 2004.”

     2.     The reference to “45th day” in the second sentence of Section 9.1 of the SPA shall be changed to “62nd day.”

     3.     Each reference to “December 19, 2003” in Section 9.2(b) of the the SPA shall be changed to “January 12, 2004.”

     4.     Each reference to “March 31, 2004” in Sections 1.4(a), 1.4(b), 10.1(b) and 10.1(i) of the SPA shall be changed to “April 16, 2004.”

     5.     Environmental Disclosure #10 (Anaheim) on the next to last page attached to Schedule 2.18(d) of the SPA shall be deleted in its entirety.

     Except as set forth herein, the SPA shall remain unchanged and in full force and effect.

     Please acknowledge your acceptance of the foregoing terms by executing a copy of this letter and returning it to Allied as soon as possible.

Sincerely yours,

ALLIED CAPITAL CORPORATION

www.alliedcapital.com

EXHIBIT B-3

1919 Pennsylvania Avenue, NW Washington, DC 20006-3434 202-331-1112 202-659-2053 Fax

January 14, 2004

Mr. Joseph A. Czyzyk
President and CEO
Mercury Air Group, Inc.
5456 McConnell Avenue
Los Angeles, CA 90066

Dear Mr. Czyzyk:

     Mercury Air Group, Inc. (the “Seller”), Mercury Air Centers, Inc. (the “Company”) and Allied Capital Corporation (“Allied”) hereby agree to amend the Stock Purchase Agreement dated October 28, 2003 among the Seller, the Company and Allied, as amended by the letter agreement dated December 10,2003 (together, the “SPA”) to reflect the following:

     1.     Each reference to “January 16, 2004” Sections 1.4(a), 5.2(a), 10.1(b) and 10.1(j) of the SPA shall be changed to “February 13, 2004.”

     2.     Each reference to “January 12, 2004” in Section 9.2(b) of the SPA shall be changed to “February 9, 2004.”

     3.     Each reference to “April 16, 2004” in Sections 1.4(a), l.4(b), 10.1(b) and 10.1(i) of the SPA shall be changed to “May 14, 2004.”

     Except as set forth herein, the SPA shall remain unchanged and in full force and effect.

     Please acknowledge your acceptance of the foregoing terms by executing a copy of this letter and returning it to Allied as soon as possible.

Sincerely yours,

ALLIED CAPITAL CORPORATION

www.alliedcapital.com

ACCEPTED AND AGREED AS OF THE DATE SET FORTH ABOVE:

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Exhibit B-4

February 13, 2004

Mr. Joseph A. Czyzyk
President and CEO
Mercury Air Group, Inc.
5456 McConnell Avenue
Los Angeles, CA 90066

Dear Mr. Czyzyk:

     In connection with the Stock Purchase Agreement among Mercury Air Group, Inc. (the “Seller”), Mercury Air Centers, Inc. (the “Company”) and Allied Capital Corporation (the “Acquiror”) dated October 28,2003, as amended by letter agreements dated December 10,2003 and January 14,2004 (collectively, the “SPA”), the Acquiror hereby notifies the Seller that the Acquiror has satisfactorily completed its due diligence investigation of the FBO Business and acknowledges the expiration of the Due Diligence Period as of the date hereof. All capitalized terms not defined herein shall have the meanings assigned to them in the SPA.

     Pursuant to Section 1.4(a) of the SPA, the Acquiror hereby notifies the Seller and the Company of its election to extend the Closing Date from February 13, 2004 to a date on or before May 14,2004, subject to the terms of this letter agreement, because the condition to Closing set forth in Section 6.1(d) of the SPA (shareholder approval by the Seller) has not been satisfied and all material consents set forth on Schedules 2.17 and 3.5 of the SPA have not been obtained. The Acquiror is prepared to consummate the Closing in accordance with the terms and conditions set forth in the SPA, subject to the following modifications to the SPA:

     1.     New clauses (v), (w), (x), (y), (z), (aa) and (ab) are hereby added to Section 6.3 of the SPA as follows:

“(v)	receipt of the consents set forth on Schedule 6.3(v) attached hereto and made a part hereof.

(w)	receipt of all licenses and permits required to operate the FBO Business (excluding the Long Beach FBO), all of which shall be issued in the name of the Company or its Subsidiaries, as applicable.

(x)	receipt of all applicable airport security badges, issued in the name of the Company, for all of the employees working at the LAX FBO to permit access to the LAX facility by such employees.

(y)	transfer by the Company of all of the capital stock of Mercury Air Center- Long Beach, Inc. to the Seller, assignment by the Company to the Seller of all rights and obligations related to the Long Beach FBO and release and termination of any guarantees or other obligations by the Company with respect to the Long Beach FBO, all in a form and manner satisfactory to the Acquirer.

(z)	release of the Company and its Subsidiaries from all obligations, if any, under the industrial revenue bond described in item # 3 on Schedule 2.4(c) of the SPA and the letter of credit described in item # 4.c on Schedule 2.4(c) of the SPA.

(aa)	completion of Exhibit A to the Transition Services Agreement, in a form satisfactory to the Acquiror.

(ab)	execution of an agreement by the Seller, in a form satisfactory to the Acquiror, restricting the Seller and its affiliates from certain solicitation activities with respect to customers and suppliers of the Company and its Subsidiaries at the FBO’s operated by the Company and its Subsidiaries.”

     2.     Clause (B) in the last sentence of Section 1.4(a) of the SPA is hereby deleted in its entirety and replaced with the following:

“(B)	the only conditions precedent to the Acquirer’s obligation to effect the Closing shall be the conditions set forth in Sections 6.1(d), 6.3(g), 6.3(h), 6.3(l), 6.3(m), 6.3(s), 6.3(V), 6.3(w), 6.3(x), 6.3(v), 6.3(z), 6.3(aa) and 6.3(ab), except as provided in Section 1.4(b).”

     3.     New clause (j) is hereby added to Section 6.2 of the SPA as follows:

“(j)	the Acquiror shall have provided a letter to the California Infrastructure and Economic Development Bank (“CIEDB”) stating the following: (i) the Acquiror intends to operate the Burbank facility as an airport terminal and service facility; (ii) the Acquiror agrees to notify CIEDB if it intends to change the use of the Burbank facility or to sell the Burbank facility to an unrelated third party; and (iii) upon three days’ prior written notice from either the Seller or CIEDB, CIEDB shall be permitted to inspect the Burbank facility in the presence of a representative of the Acquiror.”

     4.     New clauses (f), (g), (h), (i), (j) and (k) are hereby added to Section 8.1 of the SPA as follows:

“(f)	any federal, state or local excise taxes, jet fuels taxes or sales taxes (and any penalties and interest related thereto) in connection with the operation of the FBO Business prior to the Closing;

(g)	the litigation matter brought by Michael Marigny against the Company, as

2

further described on Schedule 2.26(b) of the SPA;

(h)	any insured claim relating to the operation of the FBO Business prior to the Closing if the insurer of such claim is unable to pay or otherwise fails to pay the claim for any reason within 180 days after final processing of the claim;

(i)	compliance with Required Secondary Containment (as defined in Section 5 below) for any one or more of the FBO’s comprising the FBO Business on the Closing Date, excluding the Long Beach FBO;

(j)	the Long Beach FBO; and

(k)	any noncompliance with applicable law related to the regulatory compliance improvements set forth on Schedule 5.16.”

     5.     The Final Environmental Budget shall be $0. If, within 18 months after the Closing, the Acquiror, the Company or its Subsidiaries receive any written notice from any applicable Governmental Authority or any rule, interpretation or other mandate is published by any applicable Governmental Authority requiring secondary containment pursuant to Environmental Law for extended or overnight fuel truck parking at any FBO comprising the FBO Business on the Closing Date, excluding the Long Beach FBO (“Required Secondary Containment”), then the Seller shall be required to indemnify the Acquiror Indemnified Persons in accordance with clause (i) of Section 8.1 of the SPA as set forth in Section 4 above, including reimbursement of any fines, penalties or other losses relating to noncompliance with Required Secondary Containment.

     6.     Executed, undated copies of the closing documents set forth below have been delivered to Piper Rudnick LLP on the date hereof and are to be held by Piper Rudnick LLP in escrow until the Closing, at which time the documents shall be released. If the Closing does not occur and the SPA is terminated in accordance with the terms and conditions thereof, the documents held in escrow shall, at the Seller’s election, either be destroyed or returned to the Seller marked “void.”

a.	Escrow Agreement

b.	Transition Services Agreement

c.	Bill of Sale

d.	Assignment and Assumption Agreement

e.	Subordination Agreement

f.	Assignment of Trade Names, Trademarks and Service Marks

g.	Release Agreement

h.	Cancellation of Intercompany Transactions

i.	LAX Fuel Farm Sublease

j.	Form W-9 – Seller

k.	Form W-9 – Acquiror

1.	Closing Certificate – Acquiror

m.	Secretary’s Certificate – Acquiror

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n.	Closing Certificate – Seller

o.	Closing Certificate – Company

p.	Secretary’s Certificate – Seller

q.	Secretary’s Certificate – Company

r.	Resignations from Joseph A. Czyzyk, John Enticknap, Philip J. Pagan, M.D., Eric Beelar, Ken Ricci, Dick Dodson, Bob Schlax, Wayne J. Lovett and Karel Van Der Linden

     7.     A new Section 5.16 shall be added to the SPA as follows:

          “5.16 The Seller shall use its best efforts to complete all of the regulatory compliance improvements (to the extent required by applicable law as determined by PMT Associates) and leasehold repairs set forth on Schedule 5.16 attached hereto and made a part hereof (the “Required Cap-Ex”) on or prior to the Closing. If the Seller is unable to complete the Required Cap-Ex on or prior to the Closing, the Seller shall use its best efforts to cause the completion of the Required Cap-Ex, at the Seller’s sole cost, within 9 months after the Closing (the “Cap-Ex Due Date”), subject to the Acquiror’s approval, not to be unreasonably withheld. If all of the Required Cap-Ex is not completed by the Cap-Ex Due Date, then the Acquirer shall have the right to complete or cause the completion of the Required Cap-Ex and the Seller shall be required to reimburse the Acquirer for the actual costs incurred by the Acquirer to complete the Required Cap-Ex. The reimbursement by the Seller shall be paid to the Acquiror within 10 days after the Seller’s receipt of written documentation of the actual costs incurred by the Acquirer to complete the Required Cap- Ex.”

     8.     The following clause is hereby added to the end of Section 10.1(f) of the SPA:

          “or, by the Acquiror, upon written notice to the Seller and the Company at any time on or prior to May 14, 2004, if the Company or its Subsidiaries will be adversely affected by any change related to the Amended and Restated Cost Sharing Agreement effective April 19, 2000 among the Reno Fueling Facilities Corporation (“RFFC”) and the RFFC Contracting Airlines;”

     9.     A new clause (vi) shall be added to the end of Section 5.6(a) of the SPA as follows:

“(vi)	continuing the operations of the FBO located at Long Beach as conducted on the date hereof.”

     10.     The definition of “Working Capital Target” in Section 1.5 of the SPA is hereby changed from “$3,500,000” to “$3,585,575.”

4

     Except as set forth herein, the SPA shall remain unchanged and in full force and effect.

     Please acknowledge your acceptance of the foregoing terms by executing a copy of this letter and returning it to Allied Capital as soon as possible.

Sincerely yours,

ALLIED CAPITAL CORPORATION

ACCEPTED AND AGREED AS OF THE DATE SET FORTH ABOVE:

5

Schedule 6.3(v)

Consents

1.	Aergo, Inc. – International Aviation Terminals Partnership and Aergo, Inc. – Reno FBO – Lease (Ground Service equipment maintenance facility)

2.	Ampersand Aviation, LLC – Santa Barbara FBO – hangar space

3.	Chevron Products Company – Master Dealer Alliance and Support Agreement

4.	Aviation Equipment Company, L.P. – Lease of ramp Vehicles

5.	City of Los-Angeles – Consent to LAX Fuel Farm Sublease

Schedule 5.16

Regulatory Compliance Improvements and Leasehold Repairs

See attached schedule.

Base	Description	Detailed Description of Repairs

Regulatory Compliance Expenditures:

BHM	Freon Recovery Unit A/C

BHM	Fire Proof Building Chemical Storage

BHM	Fuel Farm A Cat Walk Fall Protection

BHM	Fuel Farm B Containment Mogas & Diesel

BHM	Fuel Farm C Cat Walk Fall Protection

CHS	Fuel Farm Annex Cat Walk Fall Protection

CHS	Fuel Farm Cat Walk Fall Protection

JAN	Fuel Farm Avgas Tank Fall Protection

PDK	Fuel Farm Cat Walk Fall Protection

TUL	Automated Tank Gauging Leak Detection

Leasehold Repairs:

ONT	Hangar 3 Repairs	To fix roof over the hangar, repair the parts of the office roof that have been torn away, make the office area roof watertight, cover broken windows

FAT	Ramp Repairs	Repair approx 7,344 Sq Feet of ramp area

BNA	Ramp Repair FBO	Saw cut and patch 3,500 If of ramp area. Patch 200 sf of spalled area. Seal concrete cracks 1750If

BHM	Asphalt Ramp Repairs	Saw cut and patch 1,413 sf of ramp area

ONT	Roof Repair Hangar	Fix leaking in office area

BHM	FBO Entrance Doors	Repair one interior door going from lobby to ramp. Roller track replacement

Exhibit C

150 SOUTH RODEO DRIVE, SUITE 100 BEVERLY HILLS, CA 90212
310-246-3700 800-929-2299 FAX 310-246-3794

October 27, 2003

Mercury Air Group, Inc.
Board of Directors
5456 McConnell Avenue
Los Angeles, CA 90066

Gentlemen:

You have requested our opinion as to the fairness, from a financial point of view, to Mercury Air Group, Inc. (“Mercury”) of the aggregate consideration to be received in connection with the sale of Mercury Air Centers, Inc. (the “Company”), a wholly owned subsidiary of Mercury (the “Transaction”), to Allied Capital Corporation (“Allied”). Pursuant to the Transaction, Allied will acquire all of the outstanding common stock of the Company for a total purchase price of $70.0 million plus costs set forth in the construction budgets for the Company’s fixed base operations located at Los Angeles International Airport and Charleston International Airport of approximately $18.6 million (the “Construction Obligations”) (collectively, hereinafter the “Total Consideration”). The terms and conditions of the Transaction are more fully defined in the final Stock Purchase Agreement by and among Mercury, the Company and Allied dated as of October 27, 2003 (the “Purchase Agreement”). For the purposes of our opinion, we have assumed with your consent that Mercury will receive the entire amount of any escrow as part of the Total Consideration.

In connection with the rendering of this opinion, we have:

(i)	Reviewed the final Purchase Agreement dated October 27, 2003;

(ii)	Analyzed certain historical business and financial information relating to the Company furnished to us by management of Mercury, including a draft of the Company’s financial statements for the fiscal year ended (“FYE”) June 30, 2003;

(iii)	Reviewed certain information including financial forecasts relating to the business, earnings and cash flow of the Company, furnished to us by management of Mercury;

(iv)	Reviewed the Company’s projections for FYE June 30, 2004 through 2008 furnished to us by management of Mercury;

(v)	Discussed and reviewed with management of Mercury the outcome of the marketing process of the Company with respect to a potential transaction with several potential buyers;

(vi)	Reviewed the letters of interest from several strategic and financial buyers;

(vii)	Reviewed certain publicly available business and financial information relating to Mercury that we deemed to be relevant;

Mercury Air Group, Inc.
Board of Directors
October 27, 2003

(viii)	Conducted discussions with members of senior management of Mercury concerning the matters described in clauses (i) through (vii) above, as well as the prospects and strategic objectives of Mercury;

(ix)	Reviewed public information with respect to certain other companies with financial profiles which we deemed to be relevant; and

(x)	Conducted such other financial studies, analyses and investigation and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

With your consent, we have relied upon the accuracy and completeness of the foregoing financial and other information and have not assumed responsibility for independent verification of such information or conducted or have been furnished with any independent valuation or appraisal of any assets of the Company or any appraisal or estimate of liabilities of the Company. With respect to the financial forecasts, we have assumed, with your consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management of Mercury as to the future financial performance of the Company. We have also relied upon the assurances of senior management of Mercury that they are unaware of any facts that would make the information or financial forecasts provided to us incomplete or misleading. We assume no responsibility for, and express no view as to, such financial forecasts or the assumptions on which they are based. [With your consent, we have assumed that the Purchase Agreement will be signed substantially in the form reviewed and the parties will comply with the material terms thereof in effecting the Transaction.

Our opinion expressed herein has been prepared for the information of Mercury, and our opinion is rendered only in connection with the Transaction, and does not constitute a recommendation to any holder of shares of Mercury regarding any other transaction. This opinion does not address the business decision to engage in the Transaction or address the relative merits of any alternatives discussed by the Board of Directors. No opinion is expressed herein, nor should one be implied, as to the fair market value of Mercury’s equity or the prices at which it may trade at any time. It is understood that this opinion may not be disclosed or otherwise referred to or used for any other purpose without our prior written consent, except as may otherwise be required by law or by a court of competent jurisdiction and except that our opinion as reflected in this letter only may be attached as an exhibit to Mercury’s Proxy Statement.

In the ordinary course of its business and in accordance with applicable state and federal securities laws, Imperial Capital, LLC may actively trade the equity securities of Mercury and Allied for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

Based on and subject to the foregoing, we are of the opinion that as of the date hereof, the Total Consideration received by Mercury in the Transaction is fair from a financial point of view.

Very truly yours,

Imperial Capital, LLC

Appendix II	Page 2

Exhibit D

MERCURY AIR GROUP, INC. AND SUBSIDIARIES
PROFORMA CONSOLIDATED BALANCE SHEET
(Unaudited)

		LESS:
	December 31,	Mercury	Transaction		December 31,
	2003	Air Centers	Related		2003 Proforma

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,387,000	$144,000	$10,574,000	(1)	$13,817,000
Trade accounts receivable, net of allowance for doubtful accounts	52,036,000	10,074,000			41,962,000
Inventories, principally aviation fuel	4,034,000	2,812,000			1,222,000
Prepaid expenses and other current assets	5,276,000	1,241,000			4,035,000
Deferred taxes, current	1,339,000				1,339,000

TOTAL CURRENT ASSETS	66,072,000	14,271,000	10,574,000		62,375,000
PROPERTY, EQUIPMENT AND LEASEHOLDS , net of accumulated depreciation and amortization	57,649,000	46,390,000			11,259,000
NOTES RECEIVABLE , net of allowance for doubtful accounts	1,239,000				1,239,000
DEFERRED INCOME TAXES , LONG TERM	2,847,000				2,847,000
GOODWILL	4,389,000				4,389,000
OTHER INTANGIBLE ASSETS	883,000	83,000			800,000
RESTRICTED CASH			24,090,000	(2)	24,090,000
OTHER ASSETS	3,937,000	462,000	(2,655,000)	(3)	820,000

TOTAL ASSETS	$137,016,000	$61,206,000	$32,009,000		$107,819,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$37,349,000	$5,618,000	$1,880,000	(4)	$33,611,000
Accrued expenses and other current liabilities	12,334,000	2,599,000	(2,873,000)	(5)	6,862,000
Current portion of long-term debt	4,143,000		(3,000,000)	(6)	1,143,000

TOTAL CURRENT LIABILITIES	53,826,000	8,217,000	(3,993,000)		41,616,000
LONG-TERM DEBT	23,273,000		(6,420,000)	(6)	16,853,000
DEFFERRED GAIN	0		8,222,000	(7)	8,222,000
DEFERRED RENT	1,571,000				1,571,000
DEFERRED INCOME TAXES			1,400,000	(8)	1,400,000
SENIOR SUBORDINATED NOTE	23,533,000		(23,533,000)	(9)	0
SUBORDINATED NOTE	3,586,000				3,586,000
OTHER LONG TERM LIABILITIES	1,265,000				1,265,000
MINORITY INTEREST	195,000				195,000

TOTAL LIABILITIES	107,249,000	8,217,000	(24,324,000)		74,708,000

MANDATORILY REDEEMABLE PREFERRED STOCK	500,000				500,000
STOCKHOLDER’S EQUITY
Common stock	30,000		(3,000)	(10)	27,000
Additional paid-in capital	20,726,000		(1,784,000)	(10)	18,942,000
Retained earnings	12,181,000		5,131,000	(11)	17,312,000
Comprehensive loss	62,000				62,000
Notes receivable from sale of stock	(3,732,000)				(3,732,000)

TOTAL STOCKHOLDER’S EQUITY	29,267,000	—	3,344,000		32,611,000

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$137,016,000	$8,217,000	($20,980,000)		$107,819,000

MERCURY AIR GROUP, INC. AND SUBSIDIARIES
PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Unautied)

		LESS:			Proforma
	Six Month Ended	Mercury Air	Transaction		Six Month Ended
	12/31/2003	Centers	Related		12/31/2003

Sales and Revenue
Sales	$167,865,000	$30,266,000			$137,599,000
Service Revenue	47,035,000	15,717,000			31,318,000

Total sales and revenue	214,900,000	45,983,000			168,917,000
Costs and Expenses
Cost of sales	147,585,000	16,648,000			130,937,000
Operating expenses	53,688,000	23,047,000			30,641,000

Total costs and expenses	201,273,000	39,695,000			161,578,000
Gross margin	13,627,000	6,288,000			7,339,000

Expenses(Income)
Selling, general and administrative	5,040,000		(250,000)	(1)	4,790,000
Provision for bad debts	60,000	84,000			(24,000)
Depreciation and amortization	4,279,000	2,699,000			1,580,000
Interest expense	4,525,000		(4,043,000)	(2)	482,000
Hambro settlement costs	1,799,000				1,799,000
Interest income	(245,000)	(4,000)			(241,000)

Total expenses (income)	15,458,000	2,779,000	(4,293,000)		8,386,000
Income(loss) from continuing operations before income tax provision(benefit)	(1,831,000)	3,509,000	4,293,000		(1,047,000)
Provision for (Benefit from) income tax	(12,000)	1,369,000	1,674,000	(3)	293,000

	(1,819,000)	2,140,000	2,619,000		(1,340,000)
Accrued preferred stock dividend	(19,000)	0	0		(19,000)

Loss available to common stockholders	($1,838,000)	$2,140,000	$2,619,000		($1,359,000)

Net (Loss) Income Per Common Share:
Basic:	($0.56)	$0.65	$0.80		($0.46)
Diluted:	($0.56)	$0.65	$0.80		($0.46)

MERCURY AIR GROUP, INC. AND SUBSIDIARIES
PROFORMA CONSOLIDATED BALANCE SHEET
(Unaudited)

		LESS:
	September 30,	Mercury	Transaction		September 30,
	2003	Air Centers	Related		2003 Proforma

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,490,000	($414,000)	$7,355,000	(1)	$11,259,000
Trade accounts receivable, net of allowance for doubtful accounts	48,758,000	10,984,000			37,774,000
Inventories, principally aviation fuel	4,225,000	2,800,000			1,425,000
Prepaid expenses and other current assets	3,708,000	380,000			3,328,000
Deferred taxes, current	1,125,000				1,125,000

TOTAL CURRENT ASSETS	61,306,000	13,750,000	7,355,000		54,911,000
PROPERTY, EQUIPMENT AND LEASEHOLDS , net of accumulated depreciation and amortization	58,048,000	46,493,000			11,555,000
NOTES RECEIVABLE , net of allowance for doubtful accounts	1,509,000				1,509,000
DEFERRED INCOME TAXES , LONG TERM	2,282,000				2,282,000
GOODWILL	4,389,000				4,389,000
OTHER INTANGIBLE ASSETS	958,000	108,000			850,000
RESTRICTED CASH			24,062,000	(2)	24,062,000
OTHER ASSETS	4,205,000	480,000	(2,777,000)	(3)	948,000

TOTAL ASSETS	$132,697,000	$60,831,000	$28,640,000		$100,506,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$34,534,000	$6,437,000	$1,189,000	(4)	$29,286,000
Accrued expenses and other current liabilities	11,095,000	1,861,000	(2,586,000)	(5)	6,648,000
Current portion of long-term debt	4,156,000		(3,000,000)	(6)	1,156,000

TOTAL CURRENT LIABILITIES	49,785,000	8,298,000	(4,397,000)		37,090,000
LONG-TERM DEBT	24,771,000		(7,890,000)	(6)	16,881,000
DEFFERRED GAIN	0		8,222,000	(7)	8,222,000
DEFERRED RENT	1,728,000				1,728,000
DEFERRED INCOME TAXES			1,400,000	(8)	1,400,000
SENIOR SUBORDINATED NOTE	23,489,000		(23,489,000)	(9)	0
MINORITY INTEREST	184,000				184,000

TOTAL LIABILITIES	99,957,000	8,298,000	(26,154,000)		65,505,000

MANDATORILY REDEEMABLE PREFERRED STOCK	490,000				490,000
STOCKHOLDER’S EQUITY
Common stock	33,000		(3,000)	(10)	30,000
Additional paid-in capital	22,509,000		(1,784,000)	(10)	20,725,000
Retained earnings	13,716,000		4,048,000	(11)	17,764,000
Comprehensive loss	(78,000)				(78,000)
Notes receivable from sale of stock	(3,930,000)				(3,930,000)

TOTAL STOCKHOLDER’S EQUITY	32,250,000	—	2,261,000		34,511,000

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$132,697,000	$8,298,000	($23,893,000)		$100,506,000

MERCURY AIR GROUP, INC. AND SUBSIDIARIES
PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)

		LESS:			Proforma
	Three Month Ended	Mercury Air	Transaction		Three Month Ended
	9/30/2003	Centers	Related		9/30/2003

Sales and Revenue
Sales	$78,576,000	$14,816,000			$63,760,000
Service Revenue	22,437,000	7,717,000			14,720,000

Total sales and revenue	101,013,000	22,533,000			78,480,000
Costs and Expenses
Cost of sales	68,986,000	8,164,000			60,822,000
Operating expenses	25,312,000	11,165,000			14,147,000

Total costs and expenses	94,298,000	19,329,000			74,969,000
Gross margin	6,715,000	3,204,000			3,511,000

Expenses(Income)
Selling, general and administrative	2,275,000		(122,000)	(1)	2,153,000
Provision for bad debts	383,000	23,000			360,000
Depreciation and amortization	2,171,000	1,380,000			791,000
Interest expense	2,594,000		(2,379,000)	(2)	215,000
Interest income	(213,000)	(3,000)			(210,000)

Total expenses (income)	7,210,000	1,400,000	(2,501,000)		3,309,000
Income(loss) from continuing operations before income tax provision(benefit)	(495,000)	1,804,000	2,501,000		202,000
Provision for (Benefit from) income tax	(193,000)	704,000	975,000	(3)	78,000

	(302,000)	1,100,000	1,526,000		124,000
Accrued preferred stock dividend	(9,000)	0	0		(9,000)

Net income available (loss applicable) to common stockholders	($311,000)	$1,100,000	$1,526,000		$115,000

Net (Loss) Income Per Common Share:
Basic:	($0.09)	$0.33	$0.46		$0.04
Diluted:	($0.09)	$0.33	$0.46		$0.04

MERCURY AIR GROUP, INC. AND SUBSIDIARIES
PROFORMA CONSOLIDATED BALANCE SHEET
(Unaudited)

		LESS:
	June 30,	Mercury	Transaction		June 30,
	2003	Air Centers	Related		2003 Proforma

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$2,802,000	($42,000)	$4,320,000	(1)	$7,164,000
Trade accounts receivable, net of allowance for doubtful accounts	46,753,000	10,234,000			36,519,000
Inventories, principally aviation fuel	4,422,000	2,774,000			1,648,000
Prepaid expenses and other current assets	5,241,000	109,000			5,132,000
Deferred taxes, current	901,000				901,000

TOTAL CURRENT ASSETS	60,119,000	13,075,000	4,320,000		51,364,000
PROPERTY, EQUIPMENT AND LEASEHOLDS , net of accumulated depreciation and amortization	58,844,000	47,349,000			11,495,000
NOTES RECEIVABLE , net of allowance for doubtful accounts	1,815,000				1,815,000
DEFERRED INCOME TAXES , LONG TERM	2,284,000				2,284,000
GOODWILL	4,389,000				4,389,000
OTHER INTANGIBLE ASSETS	1,033,000	133,000			900,000
RESTRICTED CASH			24,566,000	(2)	24,566,000
OTHER ASSETS	4,471,000	498,000	(2,975,000)	(3)	998,000

TOTAL ASSETS	$132,955,000	$61,055,000	$25,911,000		$97,811,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$34,677,000	$7,098,000	$306,000	(4)	$27,885,000
Accrued expenses and other current liabilities	10,162,000	2,099,000	(1,724,000)	(5)	6,339,000
Current portion of long-term debt	4,194,000		(3,000,000)	(6)	1,194,000

TOTAL CURRENT LIABILITIES	49,033,000	9,197,000	(4,418,000)		35,418,000
LONG-TERM DEBT	25,501,000		(8,588,000)	(6)	16,913,000
DEFFERRED GAIN	0		8,222,000	(7)	8,222,000
DEFERRED RENT	1,885,000				1,885,000
DEFERRED INCOME TAXES			1,400,000	(8)	1,400,000
SENIOR SUBORDINATED NOTE	23,445,000		(23,445,000)	(9)	0
MINORITY INTEREST	180,000				180,000

TOTAL LIABILITIES	100,044,000	9,197,000	(26,829,000)		64,018,000

MANDATORILY REDEEMABLE PREFERRED STOCK	481,000				481,000
STOCKHOLDER’S EQUITY
Common stock	33,000		(3,000)	(10)	30,000
Additional paid-in capital	22,496,000		(1,784,000)	(10)	20,712,000
Retained earnings	14,018,000		2,669,000	(11)	16,687,000
Comprehensive loss	(86,000)				(86,000)
Notes receivable from sale of stock	(4,031,000)				(4,031,000)

TOTAL STOCKHOLDER’S EQUITY	32,430,000	—	882,000		33,312,000

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$132,955,000	$9,197,000	($25,947,000)		$97,811,000

MERCURY AIR GROUP, INC. AND SUBSIDIARIES
PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2003
(Unaudited)

		LESS:
		Mercury	Transaction		Proforma
	Fiscal 2003	Air Centers	Related		Fiscal 2003

Sales and Revenue
Sales	$337,217,000	$61,564,000			$275,653,000
Service Revenue	91,798,000	34,685,000			57,113,000

Total sales and revenue	429,015,000	96,249,000			332,766,000
Costs and Expenses
Cost of sales	298,686,000	34,350,000			264,336,000
Operating expenses	104,366,000	49,045,000			55,321,000

Total costs and expenses	403,052,000	83,395,000			319,657,000
Gross margin	25,963,000	12,854,000			13,109,000

Expenses(Income)
Selling, general and administrative	10,818,000		(564,000	)(1)	10,254,000
Provision for bad debts	1,648,000	456,000			1,192,000
Depreciation and amortization	7,963,000	5,179,000			2,784,000
Interest expense	7,956,000		(6,717,000	)(2)	1,239,000
Write-off of deferred financing costs	1,773,000				1,773,000
Loss in investments	196,000				196,000
Interest income	(122,000)	(22,000)			(100,000)

Total expenses (income)	30,232,000	5,613,000	(7,281,000)		17,338,000
Income(loss) from continuing operations before income tax provision(benefit)	(4,269,000)	7,241,000	7,281,000		(4,229,000)
Provision for (Benefit from) income tax	(1,471,000)	2,824,000	2,840,000	(3)	(1,455,000)

	(2,798,000)	4,417,000	4,441,000		(2,774,000)
Accrued preferred stock dividend	(19,000)	0	0		(19,000)

Loss available to common stockholders	($2,817,000)	$4,417,000	$4,441,000		($2,793,000)

Net (Loss) Income Per Common Share:
Basic:	($0.86)	$1.35	$1.36		($0.96)
Diluted:	($0.86)	$1.35	$1.36		($0.96)

MERCURY AIR GROUP, INC. AND SUBSIDIARIES
PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2002
(Unaudited)

		LESS:
		Mercury	Transaction		Proforma
	Fiscal 2002	Air Centers	Related		Fiscal 2002

Sales and Revenue
Sales	$293,731,000	$60,501,000			$233,230,000
Service Revenue	89,611,000	33,916,000			55,695,000

Total sales and revenue	383,342,000	94,417,000	0		288,925,000
Costs and Expenses
Cost of sales	253,264,000	31,712,000			221,552,000
Operating expenses	102,265,000	49,160,000			53,105,000

Total costs and expenses	355,529,000	80,872,000	0		274,657,000
Gross margin	27,813,000	13,545,000	0		14,268,000

Expenses (Income)
Selling, general and administrative	11,771,000		(500,000	) (1)	11,271,000
Provision for bad debts	1,358,000	188,000			1,170,000
Depreciation and amortization	9,258,000	5,780,000			3,478,000
Interest expense	5,830,000		(4,442,000	) (2)	1,388,000
Gain on sale of facilities and property	(8,929,000)	(8,999,000)			70,000
Expenses of discontinued stock offering	985,000				985,000
Interest income	(77,000)	(9,000)			(68,000)

Total expenses (income)	20,196,000	(3,040,000)	(4,942,000)		18,294,000
Income from continuing operations before income tax provision	7,617,000	16,585,000	4,942,000		(4,026,000)
Provision for income tax	2,930,000	6,468,000	1,927,000	(3)	(1,611,000)

Net income from continuing operations	4,687,000	10,117,000	3,015,000		(2,415,000)
Discontinued Operations:
Loss from discontinued operations, net of income tax benefit of $109,000	(170,000)				(170,000)

Net income	$4,517,000	$10,117,000	$3,015,000		($2,585,000)

Net income per common share:
Basic	$1.38	$3.08	$0.92		($0.79)
Diluted	$1.35	$3.02	$0.90		($0.77)

MERCURY AIR GROUP, INC. AND SUBSIDIARIES
PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED JUNE 30, 2001
(Unaudited)

		LESS:
		Mercury	Transaction		Proforma
	Fiscal 2001	Air Centers	Related		Fiscal 2001

Sales and Revenue
Sales	$385,868,000	$66,277,000			$319,591,000
Service Revenue	92,578,000	33,205,000			59,373,000

Total sales and revenue	478,446,000	99,482,000	0		378,964,000
Costs and Expenses
Cost of sales	347,456,000	40,114,000			307,342,000
Operating expenses	96,725,000	44,356,000			52,369,000

Total costs and expenses	444,181,000	84,470,000	0		359,711,000
Gross margin	34,265,000	15,012,000	0		19,253,000

Expenses (Income)
Selling, general and administrative	7,929,000		(500,000	) (1)	7,429,000
Provision for bad debts	3,425,000	60,000			3,365,000
Depreciation and amortization	9,331,000	5,389,000			3,942,000
Interest expense	7,184,000		(5,729,000	) (2)	1,455,000
Write-off of deferred financing costs					0
Gain on sale of facilities and property					0
Expenses of discontinued stock offering	300,000				300,000
Interest income	(48,000)				(48,000)

Total expenses (income)	28,121,000	5,449,000	(6,229,000)		16,443,000
Income from continuing operations before income tax provision	6,144,000	9,563,000	6,229,000		2,810,000
Provision for income tax	2,397,000	3,730,000	2,429,000	(3)	1,096,000

Net income from continuing operations	3,747,000	5,833,000	3,800,000		1,714,000
Discontinued Operations:
Loss from discontinued operations, net of income tax benefit of $548,000	(858,000)				(858,000)
Loss on sale of discontinued operations, net of tax benefit of $305,000	(477,000)				(477,000)

Net income	$2,412,000	$5,833,000	$3,800,000		$379,000

Net income per common share:
Basic	$0.74	$1.79	$1.16		$0.12
Diluted	$0.72	$1.73	$1.13		$0.11

MERCURY AIR CENTERS, INC.
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	As of December 31,	As of September 30,	As of June 30,

	2003	2003	2003	2002	2001

ASSETS
CURRENT ASSETS:
Cash and cash equivalents - see note 2	$144,000	($414,000)	($42,000)	$218,000	($482,000)
Restricted cash				250,000
Trade accounts receivable, net of allowance for doubtful accounts of $464,000, $446,000, $424,000, $95,000 and $72,000 at December 31, September 30, June 30, 2003, 2002 and 2001, respectively	8,732,000	8,445,000	8,264,000	8,199,000	10,529,000
Inventories, principally aviation fuel	2,812,000	2,800,000	2,774,000	1,795,000	2,355,000
Prepaid expenses and other current assets	1,241,000	380,000	109,000	519,000	688,000

TOTAL CURRENT ASSETS	12,929,000	11,211,000	11,105,000	10,981,000	13,090,000
PROPERTY, EQUIPMENT AND LEASEHOLDS , net of accumulated depreciation and amortization of $40,700,000, $39,460,000, $38,119,000, $33,099,000 and $28,521,000 at December 31, 2003, September 30, 2003, June 30, 2003, 2002 and 2001, respectively	46,390,000	46,493,000	47,349,000	48,696,000	55,671,000
OTHER INTANGIBLE ASSETS	83,000	108,000	133,000	194,000	202,000
OTHER ASSETS	462,000	480,000	498,000	608,000	816,000

TOTAL ASSETS	$59,864,000	$58,292,000	$59,085,000	$60,479,000	$69,779,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	5,618,000	6,437,000	7,098,000	3,788,000	3,763,000
Accrued expenses and other current liabilities	2,599,000	1,861,000	2,099,000	2,268,000	2,080,000

TOTAL CURRENT LIABILITIES	8,217,000	8,298,000	9,197,000	6,056,000	5,843,000
STOCKHOLDERS’ EQUITY	51,647,000	49,994,000	49,888,000	54,423,000	63,936,000

TOTAL LIABILITIES AND STOCKHOLDERS EQUITY	$59,864,000	$58,292,000	$59,085,000	$60,479,000	$69,779,000

1).	The financial statements presented herein are unaudited and were prepared from the financial records of Mercury Air Group, Inc. (“MAG”), the parent of Mercury Air Centers, Inc. (“MAC”). As such, the above financial statements above were not prepared in accordance with generally accepted accounting principals accepted in the United States of America (“GAAP”). These statements do not necessarily include all of the assets and liabilities of the entity if the entity were to have been an independent entity with separate financial records.

2).	Mercury Air Group, Inc. (“MAG”), the parent company of Mercury Air Centers, Inc. (“MAC”), has centralized cash management policy. The cash balance represents petty cash balances, deposits in transit and outstanding checks of MAC. All cash receipts are remitted to the parent company and the parent company funds and disbursement requirements. The accumulated net amount of cash collections and disbursements is reflected in Stockholder’s Equity.

3).	The financial statements above do not include any long term debt. The parent company provides the capital requirements for MAC and has incurred long term debt obligations which are general corporate debt obligations and are not allocated to its subsidiaries.

MERCURY AIR CENTERS, INC.
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)

	Three Months Ended		Twelve Months Ended

	December 31	September 30,	June 30,	June 30,	June 30,
	2003	2003	2003	2002	2001

Sales and revenue
Sales	$15,450,000	$14,816,000	$61,564,000	$60,501,000	$66,277,000
Service revenue	8,000,000	7,717,000	34,685,000	33,916,000	33,205,000

Total sales and revenue	23,450,000	22,533,000	96,249,000	94,417,000	99,482,000
Costs and expenses
Cost of sales	8,484,000	8,164,000	34,350,000	31,712,000	40,114,000
Operating expenses	11,882,000	11,165,000	49,045,000	49,160,000	44,356,000

Total costs and expenses	20,366,000	19,329,000	83,395,000	80,872,000	84,470,000
Gross margin	3,084,000	3,204,000	12,854,000	13,545,000	15,012,000

Expenses (Income)
Selling, general and administrative
Provision for bad debts	61,000	23,000	456,000	188,000	60,000
Depreciation and amortization	1,319,000	1,380,000	5,179,000	5,780,000	5,389,000
Gain on sale of facilities and property - see note 3				(8,999,000)
Interest income	(1,000)	(3,000)	(22,000)	(9,000)

Total expenses (income)	1,379,000	1,400,000	5,613,000	(3,040,000)	5,449,000
Income from continuing operations before income tax provision	1,705,000	1,804,000	7,241,000	16,585,000	9,563,000
Provision for income tax - see note 2	665,000	704,000	2,824,000	6,468,000	3,730,000

Net income	$1,040,000	$1,100,000	$4,417,000	$10,117,000	$5,833,000

1).	The financial statements presented herein are unaudited and were prepared from the financial records of Mercury Air Group, Inc. (“MAG”), the parent of Mercury Air Centers, Inc. (“MAC”). As such, the above financial statements above were not prepared in accordance with generally accepted accounting principals accepted in the United States of America (“GAAP”). These statements do not necessarily include all of the expenses of the entity if the entity were to have been an independent entity with separate financial records, such as a). Interest expenses and b). Certain allocations of corporate related expenses.

2).	MAC’s taxable income is included in the consolidated income tax returns of its parent, MAG. The income tax expense for each period presented, is based on an effective tax rate of 39%, which is representative of MAG’s incremental tax rate.

3).	The gain on sale of facilities and property is related to the sale of MAC’s Bedford operation in June 2002.

Exhibit E

     The information set forth below should be read in conjunction with the consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this Annual Report Form 10-K.

	Year Ended June 30,

	2003	2002 (restated)	2001	2000 (1)	1999

	(Dollars in thousands, except per share data)
INCOME STATEMENT DATA
Operating data Sales and revenues	$429,015	$383,342	$478,446	$334,333	$218,272
Costs and expenses	403,052	355,529	444,181	300,596	187,052

Gross margin	25,963	27,813	34,265	33,737	31,220
Selling, general and administrative expenses	10,818	11,771	7,929	7,223	7,118
Provision for bad debts	1,648	1,358	3,725	5,408	1,721
Depreciation and amortization	7,963	9,258	9,331	8,485	8,297
Gain on sale of facilities and property		(8,929)
Write-off of deferred financing costs	1,773
Interest expense	7,956	5,830	7,184	6,293	4,379
Other (income) expense, net	74	908	(48)	(133)	(178)

Income (loss) before income taxes	(4,269)	7,617	6,144	6,461	9,883
Income taxes provision (benefit)	(1,471)	2,930	2,397	2,883	3,854

Income (loss) from continuing operations	(2,798)	4,687	3,747	3,578	6,029
Income (loss) from discontinued operations		(170)	(858)	(933)	393
Loss on sale of discontinued operations			(477)
Extraordinary item				(979)	(483)

Accrued preferred stock dividends	(19)

Net income (loss) applicable to common shareholders	$(2,817)	$4,517	$2,412	$1,666	$5,939

Net income (loss)	$(2,798)	$4,517	$2,412	$1,666	$5,939

Net income (loss) per share:
Basic:
From continuing operations	$(0.86)	$1.43	$1.15	$1.09	$1.80
Income (loss) from discontinued operations		(0.05)	(0.26)	(0.28)	0.12
Loss on sale of discontinued operations			(0.15)
Extraordinary item				(0.30)	(0.14)

Net income (loss)	$(0.86)	$1.38	$0.74	$0.51	$1.78

Diluted:
From continuing operations	$(0.86)	$1.40	$1.12	$1.00	$1.38
Income (loss) from discontinued operations		(0.05)	(0.26)	(0.24)	0.08
Loss on sale of discontinued operations			(0.14)
Extraordinary item				(0.26)	(0.10)

Net income (loss)	$(0.86)	$1.35	$0.72	$0.50	$1.36

	At June 30,

	2003	2002 (as restated)	2001	2000	1999

BALANCE SHEET DATA
Total assets	$132,955	$136,214	$152,488	$134,768	$126,534
Short-term debt (including current portion of long-term debt)	4,194	14,677	7,461	6,936	6,806
Long-term debt	25,501	17,516	44,560	42,358	44,285
Subordinated debt-current		23,179
Subordinated debt – long-term	23,445		23,030	22,844
Convertible subordinated debentures					19,852

(1)  The Company reduced the June 30, 2000 opening retained earnings by $363,000 to correct for income tax adjustments that should have been recorded in years prior to fiscal 2001. Although the Company has not been able to ascertain which prior period years these income tax adjustments relate to, the fiscal 2000 financial statements above have been restated to record this $363,000 as additional income tax expense.

Exhibit F

UNITED STATES OF AMERICA SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 10-K

(Mark One)
☑	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Fiscal Year ended June 30, 2003

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from to

Commission file number: 1-71341

Mercury Air Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	11-1800515
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

5456 McConnell Avenue Los Angeles, California (Address of Principal Executive Offices)	90066 (Zip Code)

Registrant’s Telephone Number, Including Area Code:

(310) 827-2737

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Name of Each Exchange on Which Registered

Common Stock — Par Value $.01	American Stock Exchange
Pacific Stock Exchange

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.     Yes ☐          No ☑

     Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.     Yes ☐          No ☑

     Indicate by check mark whether the registrant is an accelerated filer (as defined by Rule 12b-2 of the Act).     Yes ☐          No ☑

     As of December 5, 2003, 3,298,418 shares of the Registrant’s Common Stock were outstanding. Of these shares, 968,974 shares were held by persons who may be deemed to be affiliates. The 2,329,444 shares held by non-affiliates as of December 5, 2003 had an aggregate market value (based on the closing price of these shares on the American Stock Exchange of $7.34 per share on December 31, 2002) of $17,098,119. As of December 5, 2003, there were no non-voting shares of common stock outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

     Portions of the Proxy Statement which is to be distributed in connection with the Annual Meeting of Stockholders scheduled to be held in February 2004 are incorporated by reference into Part III of this Form 10-K.

(The Exhibit Index May Be Found at Page 36)

PART I

Item 1.	Business

      Mercury Air Group, Inc., a Delaware Corporation, was organized in 1956 as a New York Corporation and provides a broad range of services to the aviation industry through four principal operating units: Mercury Air Centers, Inc. (“Air Centers”), a California Corporation, Mercury Air Cargo, Inc. (“Air Cargo”), a California Corporation, MercFuel, Inc. (“MercFuel”), a Delaware Corporation and Maytag Aircraft Corporation (“Maytag” or “Government Contract Services”), a Colorado Corporation, a provider of government contract services. The Air Centers operations consist of aviation fuel sales, commercial aircraft refueling operations (“into-plane”), aircraft ground support services, aircraft hangar services, aircraft parking (“aircraft tie-down services”) and aircraft maintenance at certain Air Center locations, known as fixed base operations (“FBO’s”) for commercial, private, general aviation and United States Government aircraft (collectively “FBO services”). Air Cargo’s operations consist of cargo handling, the sale of cargo capacity on other airlines (“Cargo Space Logistics”), and general cargo sales agent services. MercFuel’s operations consist of the sale and delivery of fuel, primarily aviation fuel, to domestic and international commercial airlines, corporate aviation and air freight airlines. Maytag’s government contract services consist of the following services primarily for agencies of the United States Government: aircraft refueling and fuel storage operations, base operations support (“BOS”) services, air terminal and ground handling services and weather observation and forecasting services. The Company also had a fifth operating unit, RPA Automation Services, Inc. (“RPA”) which was sold on July 3, 2001 and is reflected as a discontinued operation in the consolidated statements of operations.

      On October 28, 2003, the Company announced that it had entered into a definitive agreement, subject to the Company’s stockholders’ approval, completion of due diligence, and regulatory agencies’ approvals and consents, to sell 100% of the outstanding common stock of Air Centers to Allied Capital Corporation (“Allied”) for $70 million, subject to adjustments. In accordance with the terms of the definitive agreement, as amended, closing of the transaction is to occur on January 16, 2004 but the closing date can be extended, at Allied’s discretion, to April 16, 2004. The Company expects closing to occur in the Company’s third quarter of fiscal 2004. For more information on this pending transaction, refer to the Narrative Description of the Business for Air Centers.

      As used in this Annual Report, the term “Company” or “Mercury” refers to Mercury Air Group, Inc. and, unless the context otherwise requires, its subsidiaries. The Company’s principal executive offices are located at 5456 McConnell Avenue, Los Angeles, California, 90066 and its telephone number is (310) 827-2737.

Restatement

      This filing includes a restatement of the Company’s fiscal 2002 and 2001 financial statements, each of the first three quarters of fiscal 2003 financial information and the corresponding “Management’s Discussion and Analysis” related to the following items: (1) To record as of June 30, 2002 an accrual of $459,000 (representing increased rent expense of $789,000 net of retroactive recoverable sublease rental income of $330,000) for a rent increase related to one of Air Cargo’s warehouse facilities at Los Angeles International Airport which is retroactive to June 18, 2001. The Company had previously recognized no accrual for this retroactive rent increase in its fiscal 2002 financial statements, as the Company was disputing the amount of the increase; however, the Company subsequently determined that it had received information regarding the proposed rent increase prior to the issuance of its fiscal 2002 financial statements which provided substantial evidence that an obligation existed at the balance sheet date and that the amount of the liability could be reasonably estimated; (2) To record additional compensation expense of $430,000 during the fourth quarter of fiscal 2002 in connection with the 2002 Management Stock Purchase Plan, pursuant to which the Company had loaned certain officers in May 2002 a total of $3.9 million to purchase shares of the Company’s stock from CFK Partners (which is owned by three of the Company’s directors) at $15.00 per share, as adjusted for the one-for-two reverse stock split effective June 18, 2003. The trading price of the shares at this time was $9.80 per share. A full recourse loan was made to the Company’s Chief Executive Officer (“CEO”) in the amount

2

of $2.9 million, and non-recourse loans totaling $1 million were made to the other executives (“Other Executives”). The Company originally recorded a compensation charge of $356,000 in connection with this transaction to write down the non-recourse loans based on the difference between the purchase price paid by the Other Executives for the shares and the market value of such shares at that time. The Company has determined that it was proper to record the compensation expense of $356,000 to reflect the benefit received by CFK Partners represented by the purchase price paid by the Other Executives in excess of the market value of such shares at that time; however, the non-recourse loans should not have been written-down, but rather additional paid-in capital should have been credited for $356,000. In addition, the Company determined that it should have recorded additional compensation expense of $436,000 related to the recourse loan and the shares purchased by the CEO to also reflect the benefit received by CFK Partners represented by the purchase price paid by the CEO for his shares in excess of the market value of such shares at that time. The benefit attributed to the CEO’s interest in CFK Partners has been deducted in determining the compensation expense related to these loans. Accordingly, the fiscal 2002 financial statements have been restated to record in the fourth quarter of fiscal 2002 the reversal of the write-down of the non-recourse loans and a credit to additional paid-in capital for $356,000, and to record additional compensation expense of $436,000. The non-recourse loans are being accounted for as a variable stock plan pursuant to Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees,” and the recourse loan is being accounted for as a fixed stock plan; (3) To reverse the sale-leaseback accounting associated with the sale of a building housing the Company’s corporate headquarters and accounting for this transaction as a financing effective January 2002. The Company sold the corporate headquarters to CFK Realty Partners, LLC (“CFK Realty”), a wholly owned subsidiary of CFK Partners, and concurrently entered into a ten-year lease of the property. However, the Company has determined that CFK Realty was not sufficiently capitalized to permit sale-leaseback accounting and the non-consolidation of CFK Realty. Accordingly, the fiscal 2002 financial statements have been restated to fully consolidate CFK Realty effective in the third quarter of fiscal 2002, resulting in land and building totaling $1.8 million, net of accumulated depreciation, being reinstated on the books of the Company, recording of debt related to a loan of $3.2 million incurred by CFK Realty to finance the acquisition, reversal of a deferred gain of $2.1 million recorded by the Company at the time of the transaction, and the reversal of rent expense and the recording of depreciation resulting in additional pre-tax expense of $23,000 for the third and fourth quarters of fiscal 2002 combined; and (4) to adjust opening retained earnings by $363,000 to correct for income tax adjustments that should have been recorded in years prior to 2001.

      The fiscal 2002 restatement resulted in a reduction in previously recorded net income of $516,000. The restatement for fiscal 2002 reduced previously reported basic and diluted net income per share by $0.15 and $0.16, respectively. The Company’s fiscal 2002 and 2001 financial statements, previously audited by other independent auditors, were re-audited by PricewaterhouseCoopers LLP.

Narrative Description of the Business

Air Centers

      Mercury currently provides Fixed Base Operations (“FBO”) services at 19 airports throughout the United States through its wholly owned subsidiary, Mercury Air Centers, Inc. At each FBO location, Air Centers: 1) conducts retail aviation fuel sales and aircraft refueling operations which service principally corporate, private and fractional ownership aircraft and to some extent refueling operations to commercial aircraft, 2) provides aircraft hangar rental, except at William B. Hartsfield International Airport in Atlanta (“Hartsfield Airport”) and Los Angeles International Airport (“LAX”), and aircraft tie-down services, and 3) at a few FBO sites, provides aircraft maintenance. At each FBO site, except at LAX and Long Beach International Airport, the Company maintains administrative offices and provides rental office space for its customers. Air Centers owns and leases refueling vehicles and maintains fuel storage tanks as required to support the fuels sales and into-plane fueling operations. During the fiscal year ended June 30, 2003, the Company sold 34 million gallons through its aviation fuel sales operations. Air Centers’ revenue for the year ended June 30, 2003 increased 1.9% from the 2002 fiscal year to $96.2 million, representing 22.4% of the Company’s total revenue for the year. Air Centers’ properties and facilities are leased from the respective airport authorities.

3

      In June 2002, the Company sold its Air Centers’ FBO at Bedford, Massachusetts to Signature Flight Support Corp. for $15.5 million, resulting in a pre-tax gain of $8.9 million. During the fiscal year ended June 30, 2002, the Bedford FBO had retail aviation fuel sales volume of 2.9 million gallons, or 8.2% of Air Centers’ retail sales volume for fiscal 2002. The net proceeds from this sale were used to reduce the outstanding principal of long-term debt.

      The Company’s Air Centers have grown through a combination of organic growth by facility enhancements and expansion and through the strategic acquisition of additional operating locations. In fiscal 2001, the Company acquired the leasehold interest and other assets of an FBO in Birmingham, Alabama at a cost of approximately $6.6 million, which was funded through the Company’s then existing senior credit facility. Also, the Company acquired the leasehold interest and other assets of an FBO located in Tulsa, Oklahoma for $6.2 million which was also funded through the Company’s then existing senior debt facility. In fiscal 2000, the Company acquired FBO operations located in Fort Wayne, Indiana, and in South Carolina at the Charleston International Airport and the John’s Island Executive Airport.

      In its continuing effort to expand and improve the quality of service provided through its Air Centers’ network, the Company is currently: 1) constructing a new hangar at its Charleston, South Carolina FBO; 2) finalizing plans to relocate and upgrade its FBO facilities at Los Angeles International Airport; 3) developing plans to upgrade and expand its FBO operations in Santa Barbara, California; 4) converting an existing hangar at the Ontario International Airport to better accommodate private corporate aircraft; and 5) effective August 1, 2003 has started providing fueling services at Long Beach International Airport and is developing plans to expand this operation into a full service FBO with a financial partner.

      On October 28, 2003, the Company announced that it had entered into a definitive agreement, subject to the Company’s stockholders’ approval, completion of due diligence and regulatory agencies’ approvals and consents, to sell 100% of the outstanding common stock of Air Centers to Allied for $70 million (the “FBO Sale”). The actual cash proceeds to be received by the Company is subject to the establishment of an escrow account of $8.3 million associated with the month-to-month lease terms of the Air Centers’ FBO located at the Hartsfield Airport, reimbursement for certain FBO capital investments made by the Company, minimum Air Center working capital at closing and other customary terms and conditions. In accordance with the terms of the definitive agreement, as amended, the FBO Sale is to close on January 16, 2004 but the closing date can be extended, at Allied’s discretion, to April 16, 2004. The Company expects the FBO Sale to close in the Company’s third quarter of fiscal 2004.

Air Cargo Operations

      The Company’s Air Cargo operations are conducted through its wholly-owned subsidiary, Mercury Air Cargo, Inc. which provides the following services: cargo handling, cargo space logistics services, and general cargo sales agent services. As operations in fiscal 2002 were adversely impacted by the tragic events of September 11, 2001 and the general decline in worldwide economic conditions, Air Cargo revenue for the fiscal year ended June 30, 2003 increased 16.2% from the 2002 fiscal year to $32.7 million, representing 7.6% of the Company’s total revenue for the year. The revenue improvement was largely due to increased volume, partially offset by downward price pressures on the services Air Cargo provides. Volumes were also favorably impacted by a west coast dock strike during the Company’s second quarter of fiscal 2003 that resulted in the increased use of air cargo due to the closure of ocean ports. These factors resulted in an increase in Air Cargo gross margin in 2003 to $2.6 million, an increase of $1.7 million from fiscal 2002.

Cargo Handling

      Air Cargo provides domestic and international air cargo handling, air mail handling and bonded warehousing (collectively “Cargo Handling”). Air Cargo handles cargo at Los Angeles International Airport (LAX), William B. Hartsfield International Airport (ATL — Atlanta, GA), Dorval International Airport (YUL — Montreal, Canada), Mirabel International Airport (YMX — Montreal, Canada) and Lester B. Pearson International Airport (YYZ — Toronto, Canada). Since February 2001, operations at ATL have been handled by Lufthansa Handling under the terms of a ten-year sub-lease of a 104,646 square foot

4

warehouse and operations area. Air Cargo continues to provide cargo handling at ATL utilizing Lufthansa Handling as a sub-contract service provider for the operations. In fiscal 2003, the Cargo Handling operations comprised 78% of Air Cargo’s revenue.

      Air Cargo provides cargo handling services at four warehouse locations at LAX making Air Cargo the largest independent cargo handling company at LAX and one of a small number of non-airline air cargo service providers of contractual cargo containerization and palletization for domestic and international airlines as well as cargo airlines at the airport. The largest of Air Cargo’s warehouses at LAX is a 174,000 square foot warehouse (the “Avion Warehouse”) at which the Company completed an extensive renovation of a previously existing airport facility and commenced operations in April 1998. The lease for this warehouse facility is currently scheduled to expire in 2006.

      In April 2002, the Company received a notice from Los Angeles World Airports (“LAWA”) of a proposed rent increase for the Avion Warehouse retroactive to June 18, 2001. In response to this notice, the Company submitted protests to the LAWA Staff and Board of Commissioners regarding the proposed increase on the basis that: 1) the Company had made a substantial investment in the warehouse facility and the proposed rental increase would greatly reduce the Company’s ability to achieve an acceptable rate of return on the Company’s investment to date; 2) if any increase is to be made, it should be determined based on the Company being the developer of the facility and not strictly a tenant; and 3) that the amount of the proposed increase is not justified given the general business environment of the air cargo handling operations. In response to the Company’s protests to the proposed increase, in September 2002 the Company received a revised notice from LAWA of a reduced proposal for a rental increase for the Avion Warehouse. The LAWA Staff intend to present their recommended rental increase to the LAWA Board of Commissioners for approval in late January 2004. From June 18, 2001 through June 30, 2003, the accumulated amount of the retroactive rent increase is $1,579,000 which will be partially offset by recoverable retroactive sublease rental income of $661,000. The LAWA Staff has indicated that the retroactive portion of the rent increase would be payable by the Company in equal month installments over the remaining term of the lease agreement, which is scheduled to expire in June 2006. The proposed monthly rent, on a go-forward basis, would increase by $64,600, or 35%, from the existing monthly rent. The Company has accrued $459,000 for the retroactive rent adjustment, which is net of increased recoverable retroactive sublease rental income, as of June 30, 2002 and has accrued an additional $114,750 on a quarterly basis in fiscal 2003, resulting in a total accrual of $918,000 as of June 30, 2003. As discussed in Item 1. Business under Restatement and Note 1 to the consolidated financial statements, the fiscal 2002 financial statements and each of the first three quarters of fiscal 2003 were restated related to this retroactive rent increase.

      Air Cargo competes in the cargo handling business based on the quality and timeliness of the service it provides along with a competitive pricing structure. Long-term growth in Air Cargo’s handling business will be realized by continuing to add new customers to its existing cargo handling locations or by increased volume from its existing customer base.

Space Logistics Operations

      Air Cargo brokers cargo space on flights within the United States and on international flights to Europe, Asia, the Middle East, Australia, Mexico and Central and South America. Space logistics involves the contracting for bulk cargo space on airlines and selling that space to customers with shipping needs. Air Cargo has an established network of shipping agents who assist in obtaining cargo for shipment on space purchased from various airlines, and who facilitate the delivery and collection of freight charges for cargo shipped by Air Cargo. In fiscal 2003, the space logistics revenue comprised 8% of Air Cargo’s revenue.

      Air Cargo’s contract with South African Airways (“SAA”) to utilize all of SAA’s cargo capacity on its passenger flights from the United States to South Africa was automatically extended for another year beginning in April 2003. Air Cargo’s one-year commitment for these routes is approximately $4.6 million. This contract allows Air Cargo to effectively arrange and schedule cargo shipments and optimize the return to SAA and to its freight forwarders while providing a reasonable margin to Air Cargo.

      Unlike a cargo airline which operates its own aircraft, Air Cargo’s space logistics business arranges for the purchase of cargo space on scheduled flights or supplemental flights at negotiated rates. Air Cargo is thereby

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able to profit from the sale of air cargo space worldwide without the overhead cost of owning and operating an aircraft. In some instances, Air Cargo has entered into fixed minimum commitments for cargo space resulting in exclusive or preferred rights to broker desirable cargo space profitably. Due to the large volume of cargo space contracted, Air Cargo is able to secure air cargo space at rates lower than an individual freight forwarder could arrange. Air Cargo is then able to pass on these lower rates to its customers and still realize a profit.

General Sales Agent Services

      Air Cargo also serves as a general sales agent (“GSA”) directly through its subsidiaries, Hermes Aviation, Inc., Hermes Aviaciaon de Mexico, S.A. de C.V., and Aero Freightways, Inc. of Canada for airlines in the Far East, Canada, Mexico, Central and South America and in the United States. In this capacity, Air Cargo sells the transportation of cargo on its client’s airline flights, using our clients’ own airway bills. Air Cargo earns a commission from the airlines for selling their cargo space. In fiscal 2003, the GSA business revenue comprised 9% of Air Cargo’s total revenue. As with its space logistics business, the growth for Air Cargo’s GSA business is not constricted by requirements for physical facilities or by large capital commitments.

Mercury World Cargo

      Using its Part 135 cargo airline certificate, which qualifies Mercury World Cargo (“MWC”) as an airline certified to transport cargo in accordance with Federal Aviation Administration and the Department of Transportation regulations, MWC is able to enter into interline agreements (contracts between carriers for transportation of cargo) with other airlines worldwide. MWC operates a small plane under this certificate. Using the MWC airway bill (an airway bill is a bill of lading for the airline industry) as the cargo transportation document and the other airlines’ air cargo capacity, MWC is able to provide a service for both freight forwarders and airlines. Effectively, MWC provides a secondary brand to airlines that prefer not to utilize their own brand for discounted freight. During its first full year of operations, MWC had revenues of approximately $1 million. Revenue in fiscal 2004 is expected to increase as MWC realizes the full year benefit of agreements signed in fiscal 2003.

MercFuel

      The Company’s fuel sales operations, except for aviation fuel sales through the Company’s Air Centers’ business unit, are handled through MercFuel, Inc., a wholly owned subsidiary of the Company. The Company transferred all of its assets and business activities associated with its fuel sales operations to MercFuel in October 2000. MercFuel facilitates the management and distribution of aviation fuel serving as a reseller of aviation fuel for major oil companies, affording the oil companies indirect access to certain customers without the credit risk or administrative costs associated with the management of these customer accounts. MercFuel competes based on the quality of its services by offering a combination of reliable and timely supply, competitive pricing and credit terms, and a real time analysis of the availability, quantity and pricing of fuel in airports and terminals throughout the world. Mercfuel works through third party suppliers for fuel storage and into-plane delivery.

      MercFuel’s sales activities continue to provide a major revenue source for the Company, representing 65.3% of the Company’s total revenue for the fiscal year ended June 30, 2003, an increase from 60.7% of the Company’s total revenue in fiscal 2002. Sales volume in fiscal 2003 was 286.9 million gallons, basically unchanged from last year despite the loss of National Airlines Inc. (“National”) as a customer in November 2002 due to National’s cessation of operations.

	Year Ended June 30,

	2003	2002	2001	2000

	(In millions)
Fuel Revenue	$280.1	$232.6	$318.8	$202.8
Gallons Sold	286.9	287.7	309.4	232.0

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      MercFuel is able to leverage its scale of operations to obtain credit terms and competitive pricing from its suppliers that may not be afforded to MercFuel’s customers on an individual basis. Many of the major oil companies that provide fuel supply to MercFuel have limited infrastructure to support the small to medium sized and foreign carriers that comprise a large portion of MercFuel’s customer base. This arrangement allows MercFuel to offer more competitive pricing and credit terms to its customers than they would commercially be able to obtain directly from the major oil companies. With over 24 years of service in the aviation fuel reselling and distribution industry, MercFuel has established itself as a reliable and price competitive reseller which has resulted in the establishment of significant contracts with smaller and medium sized commercial carriers and business fleet managers. MercFuel’s resale service provides an established distribution network for oil companies worldwide and through MercFuel provides them access to certain markets and customers which they do not directly serve. In addition, MercFuel provides the administrative support required in serving this customer base which would otherwise be required by the major oil companies and assumes the credit risk of supplying this customer base. MercFuel’s experience in the aviation fuel reselling industry allows it to assess those risks in a more effective and efficient manner. For more information on MercFuel’s customers, please refer to the section titled “Major Customers and Foreign Customers” included in this Annual Report on Form 10-K.

      In many cases, the small to medium sized commercial carriers and business fleet managers are subject to securing aviation fuel supply on the spot market, which can vary significantly on a day-to-day basis. MercFuel provides a 24-hour, 7 days a week single source coordinated distribution system on a national and international basis through its network of over 400 third party supply locations nationally and 1,000 international locations through which customers can purchase fuel. As a result of this integrated network, MercFuel is able to provide its customers with reliable and competitive fuel pricing from airport to airport enabling its customers to reduce their exposure to the volatile spot market.

      Through its automated on-line system, MercFuel provides its customers with online pricing, fuel location and ordering information. Accordingly, MercFuel is able to streamline its customers’ fuel purchase process and reduce their administrative costs associated with fuel logistics by providing a single source through which fuel procurement can be arranged and automatically released to the business jet customer.

      MercFuel’s continued success in attracting and retaining its customer base is due, in part, to its willingness to extend credit on an unsecured basis to many of its customers. Otherwise, these customers would be required to prepay, post letters of credit with their suppliers, or pay on shorter credit terms. MercFuel recognizes that active oversight and management of credit risk is essential to the Company’s success. The Company’s executive staff and MercFuel management meet regularly to assess and evaluate MercFuel’s credit exposure, in the aggregate and by individual customer. The Company’s credit committee is responsible for approving credit lines above certain pre-established amounts, and for setting and maintaining credit standards to ensure overall credit quality and optimize its credit portfolio.

      MercFuel purchases aviation and other fuel at prices that are generally tied to market based formulas from several major oil companies and certain independent and state owned oil companies to meet the expected requirements of its customers. From time-to-time, MercFuel will commit to purchase a fixed volume of fuel, at a fixed price, over an established period of time to meet selected customers’ purchase requirements at set locations. MercFuel’s payment terms generally range from 10 to 20 days, except for bulk purchases which are generally payable in shorter periods. MercFuel has agreements with certain suppliers under which MercFuel purchases a minimum amount of fuel each month at prices which approximate the market price. MercFuel also makes occasional spot purchases of fuel to take advantage of market differentials. To ensure supply availability, MercFuel maintains limited inventories at various locations. The amount of inventory held at any particular point in time varies depending on market conditions.

      Outside of the United States, MercFuel does not maintain fuel inventory, but arranges to have fuel delivered directly to its customers’ aircraft through into-plane arrangements. Domestically, fuels sales are made on either an into-plane basis where fuel is supplied directly into MercFuel’s customers’ aircraft with fuel provided by MercFuel’s supplier or the fuel is delivered from MercFuel’s inventory. While inventory is maintained at multiple locations, inventory levels are maintained at minimum levels.

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      MercFuel purchases its fuel from suppliers worldwide at prices that are generally tied to market-based formulas. MercFuel is currently extended unsecured credit for its fuel purchases. If MercFuel’s relationship with any of these key suppliers terminates, MercFuel may not be able to obtain sufficient quantity on competitive terms to meet its customers’ demands. MercFuel may encounter difficulty and/or delays in securing aviation fuel from alternative sources. In addition, financial or supply disruptions encountered by MercFuel’s suppliers could also limit the availability of fuel supplied to MercFuel.

      For the fiscal year ended June 30, 2003, MercFuel’s average cost of fuel was 94 cents per gallon, an increase of 17 cents per gallon, or 22% from fiscal 2002. Although MercFuel believes that there are currently adequate aviation fuel supplies to meet its customers’ needs, events outside of MercFuel’s control have in the past resulted in, and could in the future result in, spot shortages or rapid price changes. Although MercFuel has generally been able to pass through fuel price changes to its customers, extended periods of high fuel costs could adversely affect MercFuel’s ability to purchase fuel in sufficient quantities because of credit limits placed on MercFuel by its fuel suppliers and availability under the Company’s credit facility.

Government Contract Services

      Mercury conducts its government contract services through its wholly owned subsidiary Maytag Aircraft Corporation, which is headquartered in Colorado Springs, Colorado. Maytag provides aircraft refueling, air terminal services, base operating support, and weather forecasting and data services in 17 countries on four continents.

Aircraft Refueling

      Maytag provides aircraft refueling and related services at 12 military bases in the United States, one in Greece, and one in Okinawa, Japan. Maytag’s refueling contracts generally have a term of four years, with expiration dates ranging from December 2003 to March 2006. Under the terms of its refueling contracts, Maytag supplies all necessary personnel and equipment to operate government-owned fuel storage facilities and provides 24-hour refueling services for a variety of military and contractor aircraft. All fuel handled in these operations is government owned. In connection with its government contract refueling business, Maytag owns, leases, and operates a fleet of refueling trucks and other support vehicles. For fiscal 2003, the aircraft refueling contracts generated revenue and pretax earnings of $8.7 million and $0.7 million, respectively.

Air Terminal Services

      Maytag provides air terminal and ground handling services to the United States (“U.S.”) Government at 18 locations under five contracts. The contracts cover two U.S. military bases (one each in Japan and Korea) and sixteen international airports in Latin America, Japan, Korea and Kuwait. Air terminal services contracts are generally for a base period of up to one year, with government options for multiple one-year extension periods. The expiration dates for Maytag’s air terminal contracts range from March 2004 (Kuwait) to September 2004 (Latin America). Maytag’s multi-site Latin America air terminal contract has options to extend through September 2005. Air terminal and ground handling services include the loading and unloading of passengers and cargo, transient alert, and flight planning services. For fiscal 2003, the air terminal services contracts generated revenue and pretax earnings of $8.2 million and $2.3 million, respectively.

Base Operating Support Services

      Maytag provides base operating support (“BOS”) services on a subcontract basis at Niagara Falls, NY, Westover, MA, Youngstown, OH and Willow Grove, PA Air Reserve Facilities and Patrick Air Force Base. Under the terms of the subcontracts, Maytag provides multi-function services, including fuel management, traffic management, airfield management, air terminal operations, vehicle operations and maintenance services, and meteorological services. Contract expirations range from March 2004 to September 2004, with one to three pre-priced one-year options, except for Niagara Falls which expires in March 2004 and is up for competitive bidding. Although there can be no assurance, the Company believes the United States

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Government will exercise all options to extend the contracts. For fiscal 2003, the BOS contracts generated revenue and pretax earnings of $5.9 million and $40,000, respectively.

Weather Data Services

      Maytag provides weather observation and/or forecasting services at six locations within the United States pursuant to six contracts (the “Weather Data Contracts”) with the United States Government comprised of two weather observation and forecasting contracts and two weather observation contracts. The Weather Data Contracts provide firm fixed prices for specified services and are generally for a base period of one year, with multiple one-year options at the United States Government’s election. The Weather Data Contracts for weather observation have an expiration date of September 30, 2004 with three pre-priced option years to follow. The Weather Data Contract for weather observation and forecasting within the U.S. Air Force Academy has options to extend through January 2005. For fiscal 2003, the Weather Data Contracts generated revenue and pretax earnings of $1.6 million and $226,000, respectively.

      All of Maytag’s government contracts are subject to competitive bidding. Refueling, air terminal, and weather forecasting contracts are generally awarded to the offeror with the proposal that represents the “best value” to the government. In a “best value” competition, the proposals are evaluated on the basis of price, past performance history of the offeror, and the merit of the technical proposal, creating a more subjective process. Weather Data Contracts are generally awarded to the offeror with the lowest priced technically acceptable proposal.

      Maytag’s contracts are all subject to termination at the discretion of the United States Government, in whole or in part. Termination of a contract may occur if the United States Government determines that it is in its best interest to discontinue the contract, in which case closure costs will be paid to Maytag. Termination may also occur if Maytag defaults under a contract. Maytag has never experienced any such default termination.

      As Maytag’s business activities are associated with government contracts that have set termination dates to enable the government to renew the contracts through a competitive bid process, one of Maytag’s business activities is the participation in the preparation and submission of contract bids for contracts currently awarded to Maytag and for new contracts that fit the type of activities (refueling, base operating support, air terminal services and weather observation and forecasting) in which Maytag is involved. In addition, the governmental agencies have the option to extend the expiration dates of existing contracts at their discretion. Maytag therefore will have a continuing opportunity to renew the terms of existing contracts as they expire and/or engage in new contract activities through a successful bidding process. However, as the awarding of contracts is based upon the decision of the government agency’s representative for the contract bids submitted, Maytag may not be able to retain existing contracts upon expiration and may be unsuccessful in bidding on new contracts.

RPA

      On July 3, 2001, the Company sold substantially all of the assets of RPA (now Jupiter Airlines Automation Services, Inc.) for cash consideration of $3.6 million. The Company realized an after tax loss of approximately $0.5 million on the sale of this discontinued operation.

Major Customers and Foreign Customers

      During fiscal 2003, EVA Airways Corporation accounted for approximately 13% of Air Cargo’s revenue. AirTran Airways represented approximately 29% of MercFuel’s revenue, and 19% of consolidated revenue, for fiscal 2003. During fiscal 2003, government contract services consisted entirely of revenues from agencies of the United States Government which represented approximately 6% of the Company’s consolidated revenue. No other customer accounted for over 10% of Mercury’s consolidated revenue or 10% of revenues for any of the four reporting units.

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      The Company does business with a number of foreign airlines, principally in the sale of aviation fuels. For the most part, such sales are made within the United States and utilize the same assets and generally the same personnel as are utilized in the Company’s domestic business. Revenues related to these foreign airlines amounted to approximately 23%, 18% and 18% of consolidated revenues for the fiscal years ended June 30, 2003, 2002 and 2001, respectively.

      National, a customer of MercFuel, ceased operations on November 6, 2002. The Company had been providing fuel to National since May 1999. In December 2000, National filed for Chapter 11 bankruptcy protection and the Company continued to sell fuel to National on a secured basis under the auspices of the bankruptcy court. Sales to National represented approximately 6%, 13% and 14% of consolidated revenues for fiscal 2003, 2002 and 2001, respectively. Due to the secured nature of MercFuel’s sales to National, MercFuel incurred virtually no loss due to National’s cessation of operations.

Seasonal Nature of Business

      Mercury’s commercial fuel sales, Air Centers and aircraft support operations are seasonal in nature, being relatively stronger during the months of April through December in its fueling operations and FBO’s than during the winter months due in part to weather conditions, and stronger during the summer months due in part to additional commercial and charter flights. Air Cargo’s business is lower during the months of January and February and increases from March through June and September through December. The cargo business is affected by the fluctuations in international trade. Operations at military facilities are not seasonal but may vary with the needs of the military.

Potential Liability and Insurance

      Mercury’s business activities subject it to risk of significant potential liability under federal and state statutes, common law and contractual indemnification agreements. Mercury reviews the adequacy of its insurance on an on-going basis. Mercury believes it follows generally accepted standards for its lines of business with respect to the purchase of business insurance and risk management practices. The Company purchases airport liability and general and auto liability in amounts which the Company believes are adequate for the risks of its business.

Competition

      MercFuel competes with approximately five independent fuel suppliers, of which the largest is World Fuel Services Corporation. Additionally, MercFuel competes with other aircraft support companies which maintain their own sources of aviation fuel. Many of MercFuel’s competitors have greater financial, technical and marketing resources than Mercury. In addition, certain airlines provide cargo and fueling services comparable to those furnished by Mercury. At LAX, Mercury competes with, in addition to the airlines, three fuel delivery providers and with three non-airline entities with respect to the air cargo handling business. Generally, Air Centers have a minimum of one competitor at each airport, some of which are national multi-location chains. Mercury has many principal competitors with respect to government contracting services, including certain small disadvantaged businesses which receive a ten percent cost advantage with respect to certain bids and set asides of certain contracts. Recently, the FBO market has seen the emergence of increased competition among several national FBO chains owned by major corporations whose total sales and financial resources exceed those of Mercury. Substantially all of Mercury’s services are subject to competitive bidding. Mercury competes on the basis of price, quality of service, historical relationships with customers, and credit terms.

Environmental Matters

      Mercury must continuously comply with federal, state and local environmental statutes and regulations associated with its fuel storage tanks and fueling operations. These requirements include, among other things, tank and pipe testing for integrity and soil sampling for evidence of leaking and remediation of detected leaks and spills.

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      In late 1998, Mercury, and many other companies operating on Southern California airports received notice of potential violations of California Environmental Protection Agency — Air Resources Board regulations. This notice alleged that such companies had violated the act by fueling airport service vehicles with Jet A fuel. Mercury immediately brought all of its operations into full compliance with all applicable regulations and has entered into a settlement agreement with the State of California. In addition, it has undertaken a review of federal and state regulations to ensure future compliance. In fiscal 1999, Mercury spent $3.4 million to comply with certain federal mandates regarding below ground fuel tanks.

      In early 2001, the Company agreed to provide certain environmental remediation on property formerly leased by the Company in Anaheim, California. The Company terminated operations on this leased property in fiscal 1987 at which time a closure letter was in effect. The Company has installed an approved remediation system including but not limited to soil vapor extraction and monitoring wells, and has incurred costs of approximately $318,000 through June 30, 2003. The Company’s environment consultant has recommended site closure and the Company expects future costs of approximately $100,000 for site closure and continued monitoring.

      On May 1, 2002, Mercury received a Notice of Violation (“NOV”) from the EPA for its Fort Wayne, Indiana facility alleging that Mercury’s Spill Prevention, Control and Countermeasure Plan (“SPCC”) does not meet certain federal regulations. On March 14, 2003, Mercury received a Notice of Violation from the United States Environmental Protection Agency, Region 5 (the “EPA”) alleging certain deficiencies in the Spill Prevention, Control and Countermeasure (SPCC) Plan for its Fort Wayne, Indiana facility, submitted to the EPA in November 2002. Mercury believes that it has resolved all deficiencies except for alleged deficiencies related to: 1) secondary containment for refueler trucks, and 2) secondary containment for discrete fuel loading areas. Pursuant to an agreement detailed in a letter submitted to the EPA on April 16, 2003, Mercury has been permitted to suspend modifications to its SPCC Plan regarding the installation of secondary containment for its refueler trucks, pending resolution of federal regulatory issues associated with secondary containment for such trucks. The EPA has also extended national compliance with regulations related to discrete loading areas until August 17, 2004. In the opinion of management, the ultimate resolution of this matter is not expected to have a material effect on the Company’s consolidated financial statements.

      There has been no material negative impact on Mercury’s earnings or competitive position in performing such compliance and related remediation work. Mercury knows of no other basis for any notice of violation or cease and abatement proceeding by any governmental agency as a result of failure to comply with applicable environmental laws and regulations.

Employees

      As of July 31, 2003, Mercury employed 1,401 full-time and 299 part-time persons in the following operating units: MercFuel, 42 full-time and five part-time persons; Corporate, 34 full-time and one part-time persons; Air Cargo operations, 455 full-time and 61 part-time persons; Air Centers, 518 full-time and 53 part-time persons; and government contract services, 352 full-time and 179 part-time persons. Maytag has collective bargaining agreements which effect approximately 183 employees in its weather and base support operations. Air Cargo has collective bargaining agreements which affect approximately 55 employees in its ground handling operations. Management believes that, in general, wages, hours, fringe benefits and other conditions of employment offered throughout Mercury’s operations are at least equivalent to those found elsewhere in its industry and that its general relationships with its employees is satisfactory.

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Item 2.	Properties.

      Listed below are the significant properties leased or owned by Mercury as of June 30, 2003

	LEASED	ANNUAL	EXPIRATION	ACTIVITIES	FACILITY
LOCATION	OR OWNED	RENTAL	OF LEASE	AT FACILITY	DESCRIPTION

CORPORATE HEADQUARTERS 5456 McConnell Los Angeles, CA(2)	Leased	$440,000	December 2006	Landlord, executive and support personnel offices	22,500 sq. ft. building

MAYTAG OPERATIONS 6145 Lehman Drive Suite 300 Colorado Springs, CO(1)	Owned	N/A	N/A	Landlord, executive and support personnel offices	8,000 sq. ft. of offices

HARTSFIELD ATLANTA INT’L AIRPORT Cargo Building “A” South Cargo Area	Leased	$924,000	January 2011	Landlord and cargo handling warehouse with offices	60,597 sq. ft. of cargo warehouse facility with 9,785 sq. ft. of office space on 2.4 acres of land

LOS ANGELES INT’L AIRPORT 6851 W. Imperial Highway, Los Angeles, CA	Leased	$774,000	December 2004	Cargo hangar, with offices and executive offices rented to customers	70,245 sq. ft. of offices and cargo warehouse facility on 5.4 acres
6040 Avion Drive Los Angeles, CA	Leased	$3,006,000	June 2006	Cargo handling warehouse with offices	207,000 sq. ft. of offices and cargo warehouse facility
7000 World Way West Los Angeles, CA	Leased	$295,000	Month-to-month	Service and refueling of private aircraft	2,000 sq. ft. of executive terminal on 1.93 acres

LESTER B. PEARSON INT’L AIRPORT Vista Cargo Center 6500 Silver Dart, Toronto	Leased	$823,000	November 2010	Cargo handling warehouse with offices	5,670 sq. ft. office space and 50,342 sq. ft. of warehouse space

DORVAL INT’L AIRPORT 800 Stuart Graham Blvd. South Dorval, Quebec	Leased	$528,000	November 2007	Cargo handling warehouse with offices	51,000 sq. ft. warehouse and 2,432 sq. ft. of office space

MIRABEL INT’L AIRPORT 12005, Rue Cargo A-3, Suite 102 Mirabel, Quebec	Leased	$21,000	August 2004	Cargo handling warehouse with offices	1,200 sq. ft. warehouse and 570 sq. ft. of office space

ONTARIO INT’L AIRPORT 2161 East Avion Ontario, CA	Leased	$287,000	April 2007	Landlord, service and refueling of commercial and private aircraft	Offices and hangars on 14.4 acres
2161 East Avion Ontario, CA	Leased	$11,020	December 2005	Aircraft parking	24,000 sq. ft. of hangar space
2475 East Avion Ontario, CA	Leased	$270,000	October 2007	Landlord, ramp, parking, office and hangar space	48,700 sq. ft. of hangar, shop area and office space, site, ramp and parking on 3.75 acres.

BAKERSFIELD AIRPORT 1550 Skyway Drive Bakersfield, CA	Leased	$137,000	May 2020	Landlord, service and refueling of commercial and private aircraft	Executive offices, terminal and hangars on 6.14 acres
1601 Skyway Drive Bakersfield, CA	Leased	$27,000	February 2008	Landlord, service and refueling of commercial and private aircraft	800 sq. ft. of office space and 2 acres of ramp

BURBANK-GLENDALE- PASADENA AIRPORT, CA	Leased	$1,784,000	April 2025	Landlord, service and refueling of commercial and private aircraft	Offices, hangars, and shop facilities on 27.65 acres
Sherman Way, Burbank, CA 4561 Empire Ave. Burbank, CA	Leased	$78,000	December 2010	Landlord, service and refueling of commercial and private aircraft	68,200 sq. ft. of ramp space
6920 Vineland Ave. No. Hollywood, CA	Leased	$98,000	Month to month	Landlord, service and refueling of commercial and private aircraft	5,200 sq. ft. of offices, hangars and shop facilities

CHARLESTON INTERNATIONAL AIRPORT 6060 S Aviation Wy. N. Charleston, SC	Leased	$196,000	August 2007	Terminal, office and hangars	103,000 sq. ft. of terminal, hangars and parking area

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	LEASED	ANNUAL	EXPIRATION	ACTIVITIES	FACILITY
LOCATION	OR OWNED	RENTAL	OF LEASE	AT FACILITY	DESCRIPTION

6070 Perimeter N. Charleston, SC	Leased	$21,000	Month-to-month	Building and hangar space	Hangars, ramp space and parking areas consisting of 12.7 acres

JOHNS ISLAND AIRPORT 2700 Fort Trenholm Johns Island, SC	Leased	$26,000	May 2004	Terminal, office and hangar space	Terminal, hangar and parking consisting of 15.8 acres

SANTA BARBARA MUNICIPAL AIRPORT 404 Moffet Road Goleta, CA	Leased	$9,000	Month-to-month	Landlord, service, maintenance, and refueling of commercial and private aircraft	8 T-Hangar space totaling 28,413 sq. ft.
404 Moffet Road Goleta, CA (Building 124 & 126)	Leased	$58,000	Month-to-month	Building space	9,360 sq. ft. of building space
204 Moffet Place Goleta, CA	Leased	$32,000	Month-to-month	Building space and parking spaces	10,370 sq. ft. of office space and 10 parking spaces
Building 121 302 Moffet Place Goleta,CA	Leased	$45,000	Month-to-month	Building space	3,120 sq. ft. of office space
Building 122 327 Firestone Rd. Goleta, CA	Leased	$32,000	June 2032	Fuel farm
495 South Fairview Ave. Goleta, CA	Leased	$398,000	March 2010	Hangar	39,010 sq. ft. of hangars

FRESNO YOSEMITE INT’L AIRPORT 5045 E. Anderson Avenue Fresno, CA	Leased	$82,000	April 2020	Landlord, service and refueling of commercial and private aircraft	8.47 acres
5045 E. Anderson Avenue Fresno, CA	Leased	$69,000	August 2006	Terminal, office and hangar facility	Hangars and offices on 2.16 acres
5045 E. Anderson Avenue Fresno, CA	Leased	$127,000	May 2005	Hangar and commercial office space	22,000 sq. ft. of office space on 19.26 acres

WM. B. HARTSFIELD INT’L AIRPORT 1200 Toffie Terrace Atlanta, GA	Leased	$107,000	Month-to-month	Landlord, service and refueling of commercial and private aircraft	4,800 sq. ft. of offices and ramp area on 11.2 acres

DEKALB-PEACHTREE AIRPORT 1951 Airport Road Atlanta, GA	Leased	$258,000	November 2006	Landlord, service and refueling of commercial and private aircraft	164,288 sq. ft. of offices, hangars and land of 24.89 acres

RENO CANNON INT’L AIRPORT 655 So. Rock Blvd. Reno, NV	Building owned, land leased	$14,000	June 2017	Landlord, service and refueling of commercial, private and military aircraft	33,000 sq. ft. of hangars and administrative building on 23.7 acres of land
357 S. Rock Blvd. Reno, NV	Leased	$9,000	June 2017	Fuel farm
1500 Terminal Way Reno, NV	Leased	$45,000	August 2007	Ground support equipment service bay	1,247 sq. ft. of office space and 2,087 sq. ft. of warehouse

ADDISON AIRPORT 4400 Glenn Curtiss Dr. Dallas, TX	Leased	$314,000	September 2021	Landlord, service and refueling of commercial and private aircraft	49,472 sq. ft. of offices and hangars on 2.80 acres
4400 Glenn Curtiss Dr. Dallas, TX	Leased	$56,000	June 2022	Landlord, service and refueling of commercial and private aircraft	57,949 sq. ft. of offices and hangar space on 6.28 acres
4400 Glenn Curtiss Dr. Dallas, TX	Leased	$9,000	July 2021	Landlord, service and refueling of commercial and private aircraft	12,600 sq. ft. of offices and hangar space
4400 Glenn Curtiss Dr. Dallas, TX	Leased	$31,000	Month-to-month	Fuel farm

CORPUS CHRISTI 355 Pinson Drive Corpus Christi, TX	Leased	$19,000	October 2009	Landlord, service and refueling of commercial and private aircraft	66,096 sq. ft. of offices and hangars on 6.69 acres

13

	LEASED	ANNUAL	EXPIRATION	ACTIVITIES	FACILITY
LOCATION	OR OWNED	RENTAL	OF LEASE	AT FACILITY	DESCRIPTION

NASHVILLE INT’L AIRPORT 635 Hangar Lane Nashville, TN	Leased	$404,000	June 2012	Landlord, service and refueling of commercial and private aircraft	Office and hangars on 38.69 acres

JACKSON INT’L AIRPORT 110 S. Hangar Drive Jackson, MS	Leased	$121,000	February 2006	Landlord, service and refueling of commercial and private aircraft	Office and hangars on 7 acres

TULSA INT’L AIRPORT 7500 E. Apache Hangar 1 & 2	Leased	$73,000	April 2019	Landlord, service and refueling of commercial and private aircraft	Office and hangars on 11.23 acres
7500 E. Apache Hangar 22 & 26 Tulsa, OK	Leased	$23,000	April 2019	Landlord, service and refueling of commercial and private aircraft	Land consisting of 5.23 acres
7500 E. Apache Hangar 22 & 26	Leased	$36,000	June 2011	Landlord, service and refueling of commercial and private aircraft	Office and hangars on 5.23 acres
7500 E. Apache Hangar 18	Leased	$12,000	June 2016	Landlord, service and refueling of commercial and private aircraft	Hangar space on 6.18 acres

FORT WAYNE AIRPORT Fort Wayne-Allen County Airport Authority	Leased	$53,000	December 2013	Landlord, service and refueling of commercial and private aircraft	Office, hangars, and ramp space on 172,734 sq. ft. of land
Fort Wayne-Allen County Airport Authority	Leased	$70,000	December 2013	Landlord, service and refueling of commercial and private aircraft	234,451 sq. ft. of office, hangar, parking and ramp space
Fort Wayne-Allen County Airport Authority	Leased	$61,000	November 2004	Landlord, service and refueling of commercial and private aircraft	49,500 sq. ft. of hangar, ramp and parking space
Fort Wayne-Allen County Airport Authority	Leased	$41,000	October 2016	Landlord, service and refueling of commercial and private aircraft	Aircraft hangar space consisting of 53,658 sq. ft.
Fort Wayne-Allen County Airport Authority	Leased	$9,000	August 2003	Landlord, service and refueling of commercial and private aircraft	Aircraft hangar space consisting of 4,000 sq. ft.
Fort Wayne-Allen County Airport Authority	Leased	$2,700	Month-to-month	Landlord, service and refueling of commercial and private aircraft	2,500 sq. ft. of aircraft hangar space
Fort Wayne-Allen County Airport Authority Parcke Bi, 1, 2, & 3	Leased	$31,000	November 2004	Landlord, service and refueling of commercial and private aircraft	115,128 sq. ft. of space used for parking, ramp and hangar space
Fort Wayne-Allen County Airport Authority	Leased	$22,000	December 2003	Ramp

BIRMINGHAM AIRPORT Birmingham Airport Parcel 1 — 6 & 9	Leased	$155,000	August 2021	Landlord, service and refueling of commercial and private aircraft	Office, hangar, storage and ramp space on 29.30 acres

BIRMINGHAM AIRPORT Hangar 7A	Leased	$23,000	December 2007	Landlord service and refueling of commercial and private aircraft	8,500 sq. ft. of aircraft hangar space

(1)	This property was purchased in May 1995 for $515,000 and is subject to a first mortgage to U.S. Bank in the sum of $267,000 at June 30, 2003, repayable with interest at 9% in equal monthly installments of approximately $4,450, the last payment due May 2010.

(2)	This property was sold in January 2002 to CFK Realty Partners, LLC (“CFK Realty”), a related party of the Company; however, the related assets are still recorded on the Company’s books since the transaction did not qualify for sale-leaseback accounting and the non-consolidation of CFK Realty as described in Item 1. Business under Restatement and Note 1 to the consolidated financial statements included elsewhere in this Annual Report on Form 10-K.

14

     The following table summarizes Mercury’s existing fuel storage facilities:

Location	Approximate Capacity

(gallons)
Los Angeles, California	310,000(UG)
Bakersfield, California	98,000(62,000 AG. 36,000 UG)
Burbank, California	(1)
Santa Barbara, California	54,000
Reno, Nevada	47,000(AG)
Ontario, California	88,000(UG)
Dallas, Texas	57,000(UG)(2)
Corpus Christi, Texas	25,000(AG)
Atlanta, Georgia (Hartsfield)	49,000(AG)
Atlanta, Georgia (Peachtree)	47,000(AG)
Fresno, California	42,000(AG)
Nashville, Tennessee	37,000(AG)
Charleston, South Carolina	24,000(AG)
Jackson, Mississippi	42,000(AG)(3)
Tulsa, Oklahoma	126,000(UG)
Fort Wayne, Indiana	170,000(AG)
John’s Island, South Carolina	18,000(UG)
Birmingham, Alabama	195,500(AG)

(AG)	= Above-ground fuel storage (UG) = Under-ground fuel storage

(1)	Consortium fuel farm

(2)	Facility owned by a third-party.

(3)	The Company presently uses a third party tank farm consortium for the balance of requirement.

     Management believes that Mercury’s property and equipment are adequate for its present business needs. Mercury fully utilizes the real properties it owns or leases for its business. Mercury’s operating profits are substantially dependent on a number of its leased facilities which enjoy strategic airport locations and could be adversely affected by a failure to obtain alternative facilities or renew a lease at expiration.

Item 3.	Legal Proceedings.

      On May 1, 2002, Mercury received a Notice of Violation (“NOV”) for its Fort Wayne, Indiana FBO facility alleging that Mercury’s Spill Prevention, Control and Countermeasure Plan (the “SPCC Plan”) did not meet certain federal regulatory guidelines. Specifically, the Environmental Protection Agency (the “EPA”) alleged that Mercury’s SPCC Plan failed to provide for proper parking, secondary containment, and proper drainage of its refueler trucks. Mercury entered into discussions with the EPA and responded to the NOV. On January 29, 2003, the Company was notified by the EPA of some deficiencies in its latest SPCC Plan and requested the Company to submit a written response to its allegations within 30 days. On March 14, 2003, the Company received a NOV from the United States Environmental Protection Agency, Region 5 (the “EPA Region 5”) alleging certain deficiencies in the SPCC Plan for its Fort Wayne, Indiana FBO facility, submitted to the EPA in November 2002. The Company believes that it has resolved all deficiencies except for alleged deficiencies related to secondary containment for its refueler trucks and for the discrete fuel loading areas. Pursuant to an agreement detailed in a letter submitted to the EPA Region 5 on April 16, 2003, Mercury has been permitted to suspend modifications to its SPCC Plan regarding the installation of secondary containment for its refueler trucks, pending resolution of federal regulatory issues associated with secondary containment for such trucks. The EPA has also extended national compliance with regulations related to discrete loading areas until August 17, 2004. In the opinion of management, the ultimate resolution of this matter is not expected to have a material effect on the Company’s consolidated financial statements.

15

      On February 26, 2003, Robert Bosch filed an action in the United States District Court, Eastern District of New York against Excel Cargo, Inc. and others, seeking $1.5 million in damages for damaged cargo. On June 4, 2003 Plaintiff’s Counsel agreed to voluntary dismiss Excel Cargo, Inc., without prejudice, from the lawsuit conditioned on the production of information by Excel Cargo, Inc.

      On April 16, 2003, the Plan Committee of Shuttle America Corp. filed an Adversary Proceeding in the United States Bankruptcy Court, District of Connecticut alleging preferential transfers in the amount of $995,000. The parties reached a settlement agreement, which provides that the Company will pay Shuttle America $40,000. The settlement agreement is subject to approval of the Bankruptcy Court.

      In April 2000, Mercury filed a collection action against AER Global Logistics (“AER”) in the state of New York. AER filed a counterclaim for $5.0 million alleging among other things, tortious interference with contract. On June 9, 2003 Mercury Air Cargo, Inc. agreed to pay AER the amount of $15,000 to settle the matter.

      On July 9, 2003 Central Insurance Company, LTD. filed an action in the United States District Court Central District of California-Western Division, against Mercury Air Cargo, Inc. for damages paid to their assured United Microelectronics Corp in the amount of $335,337. In the opinion of management, the ultimate resolution of this matter is not expected to have a material effect on the Company’s consolidated financial statements.

      In December 2001, a jury returned its verdict on Michael Marigny’s (“Plaintiff”) cause of action for retaliation in violation of California Fair Employment and Housing Act in favor of the Defendant, the Company, but awarded damages in the amount of $15,000 for Plaintiff’s cause of action for intentional of emotional distress. In February 2002, Plaintiff filed a notice of appeal with the Second Appellate Court (“Court”). The Court ruled on this appeal in August of 2003 affirming in part and reversing in part the judgment and the case was remanded for retrial. A new trial date has not been set at this time.

      On November 26, 2003, Signature Flight Support Corporation filed a complaint against Air Centers and Allied alleging: 1) breach of contract and tortuous interference with contract against Allied; 2) interference with prospective economic advantage against Allied; and 3) unfair business practices against Mercury and Allied. The Company believes that the allegations are without merit and is in the process of preparing a response. The Company has agreed to indemnify Allied and its affiliates (including, without limitation, Air Centers after the closing of the FBO sale), directors, officers, agents, employees and controlling persons from any liability, obligation, loss or expense to which Allied may become subject as a result of the complaint. In the opinion of management, the ultimate resolution of this complaint will not have a material effect on the Company’s consolidated financial statements.

      The Company is also a defendant in certain litigation arising in the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material effect on the Company’s consolidated financial statements.

Item 4.	Submission of Matters to a Vote of Security Holders.

      None.

16

PART II

Item 5.	Market for Registrant’s Common Equity and Related Stockholder Matters.

      Mercury’s Common Stock is listed and traded on the AMEX under the Symbol “MAX”. The table below sets forth, for the quarterly periods indicated, the high and low sales prices per share of Common Stock during each full quarterly period as adjusted for the one-for-two reverse stock split effective June 18, 2003.

	High	Low

FISCAL 2004:
Quarter ended September 30, 2003	$7.30	$6.20
FISCAL 2003:
Quarter ended June 30, 2003	$8.18	$5.70
Quarter ended March 31, 2003	7.40	6.40
Quarter ended December 31, 2002	8.00	5.00
Quarter ended September 30, 2002	9.10	7.00
FISCAL 2002:
Quarter ended June 30, 2002	$10.20	$8.50
Quarter ended March 31, 2002	12.00	8.60
Quarter ended December 31, 2001	11.60	8.70
Quarter ended September 30, 2001	13.96	6.20

      As of December 5, 2003, there were approximately 303 holders of record.

Securities authorized for issuance under Equity Compensation Plans

	Number of securities to be	Weighted-average	Number of securities remaining
	issued upon exercise of	exercise price of	available for future issuance
	outstanding options,	outstanding options,	under equity compensation plans
Plan Category	warrants and rights	warrants and rights	(excl. securities reflected in (a) or (b)

Equity compensation plans approved by security holders	502,658	$11.07	0
Equity compensation plans not approved by security holders	3,438	$14.36	0

Total	506,106	$11.10	0

      The Company has not paid any cash dividends since the fiscal year ended June 30, 1998 and does not intend to pay any cash dividends on common shares in the foreseeable future.

(1) Stock prices have been adjusted retroactively to reflect the effect of the one-for-two reverse stock split that was effective June 18, 2003.

Item 6.	Selected Financial Data.

      The following selected consolidated financial data for each of the five years in the period ended June 30, 2003 have been derived from the Company’s audited consolidated financial statements.

17

      The information set forth below should be read in conjunction with the consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this Annual Report Form 10-K. As described in Item 1. Business under Restatement and Note 1 to the consolidated financial statements included elsewhere in this Annual Report on Form 10-K, the Company restated its fiscal 2002 and 2001 financial statements.

	Year Ended June 30,

	2003	2002	2001	2000(1)	1999

		(Restated)

	(Dollars in thousands, except per share data)
INCOME STATEMENT DATA
Operating data
Sales and revenues	$429,015	$383,342	$478,446	$334,333	$218,272
Costs and expenses	403,052	355,529	444,181	300,596	187,052

Gross margin	25,963	27,813	34,265	33,737	31,220
Selling, general and administrative expenses	10,818	11,771	7,929	7,223	7,118
Provision for bad debts	1,648	1,358	3,725	5,408	1,721
Depreciation and amortization	7,963	9,258	9,331	8,485	8,297
Gain on sale of facilities and property		(8,929)
Write-off of deferred financing costs	1,773
Interest expense	7,956	5,830	7,184	6,293	4,379
Other (income) expense, net	74	908	(48)	(133)	(178)

Income (loss) before income taxes	(4,269)	7,617	6,144	6,461	9,883
Provision for (benefit from) income taxes	(1,471)	2,930	2,397	2,883	3,854

Income (loss) from continuing operations	(2,798)	4,687	3,747	3,578	6,029
Income (loss) from discontinued operations		(170)	(858)	(933)	393
Loss on sale of discontinued operations			(477)
Extraordinary item				(979)	(483)

Net income (loss)	$(2,798)	$4,517	$2,412	$1,666	$5,939

Net income (loss) per share:
Basic:
From continuing operations	$(0.86)	$1.43	$1.15	$1.09	$1.80
Income (loss) from discontinued operations		(0.05)	(0.26)	(0.28)	0.12
Loss on sale of discontinued operations			(0.15)
Extraordinary item				(0.30)	(0.14)

Net income (loss)	$(0.86)	$1.38	$0.74	$0.51	$1.78

Diluted:
From continuing operations	$(0.86)	$1.40	$1.12	$1.00	$1.38
Income (loss) from discontinued operations		(0.05)	(0.26)	(0.24)	0.08
Loss on sale of discontinued operations			(0.14)
Extraordinary item				(0.26)	(0.10)

Net income (loss)	$(0.86)	$1.35	$0.72	$0.50	$1.36

18

	At June 30,

	2003	2002	2001	2000(1)	1999

		(Restated)
BALANCE SHEET DATA
Total assets	$132,955	$136,214	$152,488	$134,768	$126,534
Short-term debt (including current portion of long-term debt)	4,194	14,677	7,461	6,936	6,806
Long-term debt	25,501	17,516	44,560	42,358	44,285
Subordinated debt — current		23,179
Subordinated debt — long-term	23,445		23,030	22,844
Convertible subordinated debentures					19,852

(1)	As discussed in Item 1. Business under Restatement and Note 1 to the consolidated financial statements included elsewhere in this Annual Report on Form 10-K, the Company adjusted their June 30, 2000 opening retained earnings by $363,000 to correct for income tax adjustments that should have been recorded in years prior to fiscal 2001. Although the Company has not been able to ascertain which prior years these income tax adjustments relate to, the fiscal 2000 financial statements above have been restated to record this $363,000 as additional income taxes.

Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Results of Operations — Fiscal 2003, 2002 and 2001

      The following tables set forth, for the periods indicated, the revenue and gross margin for each of the Company’s four operating units included in continuing operations, as well as selected other financial statement data.

	Year Ended June 30,

	2003		2002		2001

			(Restated)
		% of		% of		% of
		Total		Total		Total
	Amount	Revenues	Amount	Revenues	Amount	Revenues

	($ in millions)
Revenues:
MercFuel	$280.1	65.3%	$232.6	60.7%	$318.8	66.6%
Air Centers	96.2	22.4	94.4	24.6	99.5	20.8
Air Cargo	32.7	7.6	28.1	7.3	31.3	6.6
Government Contract Services	24.4	5.7	28.2	7.4	28.8	6.0
Intercompany eliminations	(4.4)	(1.0)

Total revenues	$429.0	100%	$383.3	100%	$478.4	100%

		% of		% of		% of
		Unit		Unit		Unit
	Amount	Revenues	Amount	Revenues	Amount	Revenues

Gross margin(1):
MercFuel	$5.9	2.1%	$6.6	2.8%	$7.4	2.3%
Air Centers	12.9	13.4	13.5	14.3	15.0	15.1
Air Cargo	2.6	8.0	0.9	3.2	6.1	19.4
Government Contract Services	4.6	18.8	6.8	24.1	5.7	19.7

Total gross margin	$26.0	6.1%	$27.8	7.3%	$34.2	7.2%

19

	Year Ended June 30,

	2003		2002		2001

			(Restated)
		% of		% of		% of
		Total		Total		Total
	Amount	Revenues	Amount	Revenues	Amount	Revenues

	($ in millions)
Selling, general and administrative expenses	$10.8	2.5%	$11.8	3.1%	$7.9	1.7%
Provision for bad debts	1.6	0.4	1.4	0.4	3.4	0.7
Depreciation and amortization	8.0	1.9	9.3	2.4	9.3	1.9
Interest expense and other	8.1	1.9	6.7	1.7	7.5	1.6
Write off of deferred financing costs	1.8	0.4
Gain on sale of facilities and property			(8.9)	(2.3)

Income (loss) from continuing operations before income taxes	(4.3)	(1.0)	7.6	2.0	6.1	1.3
Provision for (benefit from) income taxes	(1.5)	(0.3)	2.9	0.8	2.4	0.5

Income (loss) from continuing operations	(2.8)	(0.7)	4.7	1.2	3.7	0.8
Income (loss) from discontinued operations	—	—	(0.2)	(0.0)	(0.8)	(0.2)
Loss on sale of discontinued operations	—	—	—	—	(0.5)	(0.1)

Net income (loss)	$(2.8)	(0.7)%	$4.5	1.2%	$2.4	0.5%

(1)	Gross Margin as used here and throughout Management’s Discussion and Analysis includes certain selling, general and administrative costs which are charged directly to the operating units, but excludes depreciation and amortization expenses and selling, general and administrative expenses.

Fiscal Year ended June 30, 2003 compared to Fiscal Year ended June 30, 2002

      Revenue for the Company was $429.0 million in fiscal year 2003, representing an increase of $45.7 million or 11.9% from fiscal year 2002 revenue of $383.3 million. The increase in revenue was primarily attributable to higher MercFuel revenue due to higher fuel oil commodity prices, resulting in an increase in revenue of $47.6 million from the prior year. In addition, Air Cargo had increased revenues of $4.6 million. These gains were offset by reduced revenue of $3.8 million for Maytag. Air Centers’ revenue increased $1.8 million despite the sale of the Bedford FBO at the end of the prior fiscal year. Gross margin in fiscal year 2003 was $26.0 million, representing a decline of $1.8 million, or 6.7% from the gross margin realized in fiscal year 2002 of $27.8 million. The lower gross margin is primarily due to lower government contract business activity during the current year resulting in reduced gross margin of $2.2 million.

      Air Centers had revenue of $96.2 million in fiscal year 2003, an increase of $1.8 million or 1.9% from the fiscal year 2002 revenue level of $94.4 million. The Air Centers’ aviation fuel sales volume was 33.8 million gallons compared to 36.0 million gallons in fiscal year 2002. The average realized sales price in fiscal year 2003 was $1.82 per gallon resulting in average sales margin of $0.805 per gallon. This compares to the average realized sales price in fiscal year 2002 of $1.68 per gallon and an average sales margin of $0.799 per gallon. Excluding the contribution of the Bedford FBO from last year’s results, which had revenue of $7.5 million on sales of 2.9 million gallons, fiscal year 2003 revenue increased $9.3 million or 10.7% with a 2.2% increase in sales volume. The revenue increase can be attributed to the higher sales price of petroleum products.

      Air Centers’ gross margin in fiscal year 2003 was $12.9 million, a decrease of $0.6 million or 5.1% from the gross margin of $13.5 million generated in fiscal year 2002. Excluding the $1.8 million margin contribution of the Bedford FBO in the prior year, the Air Centers’ gross margin increased $1.1 million or 9.4% from the prior year, which is attributed to the higher sales volume in the current year.

      Revenue from Maytag, the Company’s government contract services business segment, was $24.4 million in fiscal year 2003, a decrease of $3.8 million or 13.5% from the fiscal year 2002 revenue level of $28.2 million.

20

The decrease in Maytag’s revenue was due to the loss of revenue of $1.4 million from the Yokota, Japan contract, which expired in December 2001 at which time Maytag was not awarded the contract renewal as a result of a competitive bid process. In addition, Maytag lost refueling contracts in the prior year which provided $1.9 million in revenue for fiscal year 2002. In addition, revenue from Weather Data Services contracts decreased during the current year by $0.8 million. Air terminal contract revenue of $8.2 million or 34% of fiscal 2003 revenues, increased slightly from $8.1 million or 29% from Maytag’s fiscal 2002 revenues.

      Maytag had gross margin of $4.6 million in fiscal year 2003, a decrease of $2.1 million or 32.3% from the gross margin of $6.8 million realized in fiscal year 2002. The decrease in gross margin is primarily attributed to the loss of the Yokota, Japan contract, lower margin on the Kuwait Air Terminal contract and a reserve for a legal settlement of $0.3 million in fiscal year 2003.

      MercFuel, the Company’s fuel sales business, generated revenue in fiscal year 2003 of $280.1 million, an increase of $47.6 million or 20.5% from fiscal year 2002 revenue of $232.6 million. The increase in revenue was due to higher average sales prices offset by a slightly reduced sales volume. The average sales price in fiscal year 2003 was $0.977 per gallon, an increase of 20.8% from the fiscal year 2002 average sales price of $0.809 per gallon, equating to higher revenue of $48.3 million. Fuel sales volume in fiscal year 2003 was 286.9 million gallons, a decrease of 0.8 million gallons from fiscal year 2002 resulting in lower revenue of $0.8 million. The higher average sales price is due to higher average worldwide petroleum product prices.

      National, a customer of MercFuel, ceased operations on November 6, 2002. The Company had been providing fuel to National since May 1999. In December 2000, National filed for Chapter 11 bankruptcy protection and the Company continued to sell fuel to National on a secured basis under the auspices of the bankruptcy court. Sales to National for fiscal year 2003 through November 5, 2002 were $24.7 million on a volume of 29.0 million gallons, as compared to $49.1 million on a volume of 68.7 million gallons for the full twelve months of fiscal year 2002. As a result of the secured nature of the transactions, the amount of loss on the cessation of business was negligible. Excluding the sales volume to National for both periods, MercFuel’s sales volume was 257.9 million gallons for fiscal year 2003 as compared to 219.0 million gallons for fiscal year 2002.

      MercFuel’s gross margin in fiscal year 2003 was $5.9 million representing a decline of $0.7 million or 10% from fiscal year 2002. The average gross margin per gallon sold in fiscal year 2003 was 3.8 cents per gallon, essentially unchanged from fiscal year 2002. The decline in gross margin was primarily due to the lower sales volume.

      The Company’s Air Cargo operations had revenue of $32.7 million in fiscal year 2003, an increase of $4.5 million or 16.2% from the fiscal year 2002 revenue of $28.1 million. The increase in revenue is attributed to higher revenue in the cargo handling operations, which had increased handling volume due to the west coast dockworkers’ strike and due to improved import/export activity.

      The Air Cargo segment generated gross margin of $2.6 million in fiscal year 2003, an increase of $1.7 million or 188.9% from last year’s gross margin of $0.9 million, primarily due to the subleasing of the Air Cargo’s Atlanta warehouse facility to Lufthansa Handling starting in March 2002 which improved margins by $1.2 million, higher margin of $0.4 million in Cargo Space Logistics and higher margins at its Los Angeles warehouse operations of $0.4 million partially offset by higher start-up expenses for the Mercury World Cargo operations and lower margins in the Cargo Management operations of $0.2 million.

      Bad debt expense in 2003 totaled $1.6 million or 0.4% of total revenue. This represents a $0.2 million increase from fiscal year 2002 bad debt expense of $1.4 million which also represented 0.4% of fiscal year 2002 revenue. The Company experienced no significant individual write-offs during the current fiscal year.

      Selling, general and administrative (“G&A”) expenses decreased in fiscal year 2003 to $10.8 million, a decrease of $1.0 million or 8.1% from the fiscal year 2002 expense of $11.8 million.

      Depreciation and amortization expense was $8.0 million in the current period as compared to $9.3 million last year. The reduction is due to the sale of the Bedford FBO in June 2002.

21

      The current period also reflects the cessation of the amortization of goodwill due to the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets” effective as of July 1, 2002 which resulted in a decrease in annual amortization expense of $0.4 million from the prior year.

      Interest expense in the current period was $8.0 million, an increase of $2.1 million from last year’s interest expense of $5.8 million. The increase is due primarily to a $1.7 million accrual of a premium relating to the Company’s $24 million Senior Subordinated 12% Note, for which the Company would be obligated to pay in the event the note is not prepaid prior to December 31, 2003. As of the effective date of the amended $24 million Senior Subordinated 12% Note, the Company estimated that the Note would be outstanding for the full term of the Note and, therefore, accrued the premium associated with the issuance of the additional consideration over the remaining term of the Note, which was 36 months. On October 28, 2003, the Company announced that Allied had acquired the Company’s $24.0 million Senior Subordinated 12% Note due December 31, 2005 from J. H. Whitney Co. Mezzanine Fund (the “Whitney Note”). The Whitney Note contained provisions whereby if any amount of the Whitney Note is outstanding on December 31, 2003, J. H. Whitney Company Mezzanine Fund (“J. H. Whitney”) would be entitled to stock warrants equivalent to 5% of the then outstanding shares of the Company’s common stock for a nominal amount and if there is $12.0 million or more of the principle of the Whitney Note outstanding on December 31, 2003, J. H. Whitney would be entitled to a second set stock warrants equivalent to 5% of the then outstanding shares of the Company’s common stock and an additional note with a principal amount of $5 million. Upon Allied’s acquisition of the Whitney Note, Allied waived these provisions.

      As a result of the restructuring of the Company’s long term debt in the current period, the Company incurred debt extinguishment costs of $1,773,000. This is comprised of the unamortized portion of the deferred debt issuance costs associated with the previous senior collateralized credit facility and the subordinated note at the time of early extinguishment of this debt, and note amendment and expenses incurred associated with other refinancing options that were not completed.

      In fiscal year 2002, the Company wrote-off the deferred stock offering costs of $1.0 million associated with the planned public and private offering of MercFuel common stock. The Company decided not to undertake the offering due to market uncertainties and general economic conditions at the time.

      In fiscal year 2002, the Company incurred $0.2 million in expenses net of tax relating to final payroll costs for RPA, a discontinued segment sold on July 3, 2001. No additional costs relating to this segment were incurred in fiscal year 2003.

      The effective income tax benefit on the loss from continuing operation for fiscal year 2003 was 34.5% resulting in an income tax benefit on the loss from continuing operations of $1.5 million. This compares to an effective income tax rate on the income from continuing operations for fiscal year 2002 of 38.5% resulting in an income tax expense on income from continuing operations of $2.9 million. The reduction in the effective income tax rate in fiscal 2003, resulting in a lower income tax benefit, is due to non-deductible expenses and a lower effective state income tax rate.

Fiscal Year ended June 30, 2002 compared to Fiscal Year ended June 30, 2001

      Revenue for the Company was $383.3 million in fiscal year 2002, representing a decline of $95.1 million or 19.9% from fiscal year 2001 revenue of $478.4 million. The revenue decline was primarily attributable to lower revenue in both the MercFuel and FBO businesses due to lower fuel oil commodity prices equating to $68.9 million and to the reduced business levels attributed to the aftermath of the tragic events of September 11, 2001. Gross margin in fiscal year 2002 was $27.8 million, representing a decline of $6.4 million, or 18.8% from the gross margin realized in fiscal year 2001 of $34.2 million. The lower gross margin is primarily due to lower general business activity resulting from September 11, 2001 and lower realized margins and general business activity in Air Cargo’s operations.

      Air Centers had revenue of $94.4 million in fiscal year 2002, a decrease of $5.1 million or 5.1% from the fiscal year 2001 revenue level of $99.5 million. Air Centers’ sales volume of aviation fuel was 36.0 million

22

gallons in fiscal year 2002 compared to 36.4 million gallons in fiscal year 2001. The average realized sales price in fiscal year 2002 was $1.679 per gallon resulting in average sales margin of $0.799 per gallon. This compares to the average realized sales price in fiscal year 2001 of $1.819 per gallon and an average sales margin of $0.717 per gallon. The sales volume decline in fiscal year 2002 as compared to fiscal year 2001 of 378,000 gallons, or 1.0%, was primarily due to airport closures following September 11, 2001. It is estimated that Air Centers’ sales volume declined approximately 400,000 gallons during the general aviation shutdown.

      Air Centers’ gross margin was $13.5 million in fiscal year 2002, a decrease of $1.5 million or 9.8% from the gross margin of $15.0 million generated in fiscal year 2001. The lower gross margin is primarily attributed to higher operating expenses. Despite the lower sales volumes the average sales margin increased $0.082 per gallon resulting in an increase of $3.0 million in gross margin. In addition, into-plane revenue and hangar rental and tie-down services resulted in an additional $1.6 million in gross margin during fiscal year 2002. These increases were offset by increased operating costs of approximately $6.0 million in fiscal year 2002.

      In June 2002, the Company sold its FBO operation at Bedford, Massachusetts to Signature Flight Support Corp. resulting in a pre-tax gain of $8.9 million. Prior to the sale, the Bedford FBO had revenue of $7.5 million in fiscal year 2002 and $7.3 million in fiscal year 2001 resulting in gross margin of $1.8 million and $1.4 million, respectively.

      Revenue from Maytag was $28.2 million in fiscal year 2002, a decrease of $0.6 million or 1.9% from the fiscal year 2001 revenue level of $28.8 million. The major decrease in Maytag’s revenue was the loss of revenue from the Yokota, Japan contract which expired in December 2001 and Maytag was not awarded the contact renewal as a result of a competitive bid process at the conclusion of the contract term. This contract represented 17% of Maytag’s revenues during fiscal year 2001. In addition, revenue from Weather Data Services contracts decreased during fiscal year 2002. These losses were mitigated in part by additional revenues from refueling, base operating system contracts, and air terminal contracts of $7.4 million or 26.4% of government contract services revenues in fiscal year 2002.

      Maytag’s gross margin was $6.8 million in fiscal year 2002, an increase of $1.1 million or 19.7% from the gross margin of $5.7 million realized in fiscal year 2001. Despite the loss of $1.3 million in gross margin from the Yokota contract, margins on other air terminal contracts increased $1.5 million from the prior year, primarily due to the Kuwait contract. In addition, base operating support contract gross margin increased $1.0 million from fiscal year 2001.

      MercFuel, the Company’s fuel sales business, generated revenue in fiscal year 2002 of $232.6 million, a decrease of $86.2 million or 27.1% from fiscal year 2001 revenue of $318.8 million. The decline in revenue was due to lower average sales prices and lower sales volume. The average sales price in fiscal year 2002 was $0.809 per gallon, a decrease of 21.5% from the fiscal year 2001 average sales price of $1.031 per gallon, equating to lower revenue of $63.9 million. Fuel sales volume for fiscal year 2002 was 287.7 million gallons, a decrease of 21.7 million gallons from fiscal year 2001 equating to lower revenue of $22.3 million. The lower fuel sales volume is attributed to the effects of September 11, 2001 on the airline industry and the general decline in general aviation in the United States and abroad. The lower average sales price is due to lower average worldwide petroleum product prices.

      Despite the 27.1% decline in revenue, MercFuel’s gross margin in fiscal year 2002 of $6.6 million represented a decline of only $0.8 million or 12.2% from fiscal year 2001. The average gross margin per gallon sold in fiscal year 2002 was 3.8 cents per gallon, essentially unchanged from fiscal year 2001, as MercFuel was able to maintain its average profit margin despite the decline in sales prices. The decline in gross margin was primarily due to the lower sales volume.

      Air Cargo’s revenue was $28.1 million in fiscal year 2002, a decrease of $3.2 million or 10.3% from the fiscal year 2001 revenue of $31.3 million. Air Cargo experienced revenue declines in all of its areas of operations in fiscal year 2002 as compared to fiscal year 2001 as air cargo traffic declined as a result of the worldwide economic slowdown and the aftermath of September 11, 2001. The decline in air cargo business activity resulted in pricing competition among cargo handlers, a surplus of cargo storage capacity in the marketplace, and a reduction in the number of air freighter flights.

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      Air Cargo’s gross margin was $0.9 million in fiscal year 2002, a decrease of $5.2 million or 85.3% from fiscal year 2001’s gross margin of $6.1 million. Air Cargo’s handling business’s gross margin decreased to $1.3 million in fiscal year 2002 from $4.4 million in fiscal year 2001 due to the lower revenue and other factors described above in addition to the fixed warehouse facility costs including warehouse lease expense. In the fourth quarter of fiscal 2002, the Company recorded $459,000 of additional rent expense, net of recoverable sublease income, representing the retroactive portion of the proposed rent increase at one of the Company’s warehouse facilities located at LAX. The proposed rental increase will be effective retroactive to June 18, 2001. The space brokerage business realized gross margin of $1.4 million, a decline of $1.0 million or 41.6% from the gross margin of $2.4 million in fiscal year 2001. The Company also incurred start-up expenses of $0.4 million associated with its Mercury World Cargo business in fiscal year 2002 in addition to administrative expenses for cargo operations of $1.6 million.

      Bad debt expense in fiscal year 2002 totaled $1.4 million or 0.3% of total revenue. This represents a reduction of $2.1 million of expense from fiscal year 2001 bad debt expense of $3.4 million which included $1.6 million associated with a legal settlement with Western Pacific Airlines Inc. (“WPAIC”) and $1.0 million associated with Tower Aviation, both related to alleged preferential treatment claims.

      Selling, general and administrative (“G&A”) expenses increased in fiscal year 2002 to $11.8 million, an increase of $3.8 million or 48.5% from fiscal year 2001 G&A expenses of $7.9 million. The increase in G&A expenses was primarily associated with higher professional services associated with public relations, legal advisory and accounting services and with executive severance costs.

      The Company incurred a one-time expense in fiscal year 2002 of $1.0 million associated with the initiation and subsequent cancellation of the initial public offering of MercFuel, Inc. The costs incurred in establishing MercFuel as a stand-alone entity and in preparing the initial public offering were expensed when the decision to abort the spin-off was made after the September 11, 2001 incident.

      Depreciation and amortization expense in fiscal year 2002 was $9.3 million, essentially unchanged from fiscal year 2001.

      Interest expense for fiscal year 2002 was $5.8 million, a decrease of $1.4 million or 18.8% from the interest expense incurred in fiscal year 2001. The lower interest expense can be attributed to both lower effective rates of interest and lower average debt outstanding as the Company focused on the repayment of debt to reduce its debt service level.

Liquidity and Capital Resources

      The Company has historically financed its operations primarily through operating cash flow, bank debt and various public and private placements of bonds and subordinated debt. The Company’s cash balance as of June 30, 2003 was $2.8 million, a decrease of $2.8 million from June 30, 2002.

      Net cash provided from operating activities in fiscal year 2003 was $4.8 million, a decrease of $9.1 million from fiscal year 2002. Contributing to the lower net cash provided from operating activities in fiscal year 2003 was a net usage of cash for operating assets and liabilities of $3.8 million whereas the net cash provided from operating activities in fiscal year 2002 benefited from net cash generated from operating assets and liabilities of $7.4 million. Contributing to the net usage of cash in fiscal year 2003 was an increase in inventory of $1.4 million and increase in prepaid expenses and other current assets of $2.2 million.

      Net cash used in investing activities in fiscal year 2003 was $0.9 million as compared to cash provided by investing activities in fiscal year 2002 of $8.3 million. In fiscal year 2003, the Company invested $1 million in the acquisition of Canyon Fuel’s business, an aviation fuel resale business and $4.1 million for general maintenance capital. The net cash generated in fiscal year 2002 was primarily the result of the sale of the Company’s FBO in Bedford, Massachusetts providing cash flow of $15.5 million partially offset by $4.5 million of general maintenance capital. The increase in restricted cash in fiscal year 2002 represents a set aside for federal and state income taxes in conjunction with the gain resulting from the sale of the Bedford FBO. These funds were utilized in the first quarter of fiscal year 2003.

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      In fiscal year 2003, the Company used $6.8 million of cash related to financing activities to reduce and refinance long-term debt. The Company realized $16.9 million in proceeds from the refinancing of its senior debt. The proceeds were utilized with $13.3 million used to retire the previous debt facility and $3.5 million incurred in financing costs. The Company also acquired 50,850 shares of its common stock in a stock repurchase during the first quarter of the fiscal year.

      The Company also provided funds to certain key executives in fiscal 2002 in the amount of $3.9 million that was used by the executives to acquire the Company’s common stock from CFK Partners LLC, a partnership consisting of Messrs. Czyzyk, Fagan and Kopko, as described in Note 11 to the Company’s consolidated financial statements included in this Annual Report on Form 10-K. These acquisitions were made by the key executives under employment agreements and contain provisions for the loans to be forgiven over either an eight-year or ten-year periods, under certain conditions.

      Separate and apart from the transaction noted above, the Company also acquired 59,200 shares of its common stock in a stock purchase in the open market during the first quarter of fiscal year 2002.

      On December 30, 2002, the Company entered into a loan and security agreement with Foothill Capital Corporation (“Foothill”), now known as Wells Fargo Foothill, a division of Wells Fargo Bank (the “Facility”), refinancing its senior collateralized credit facilities for a five-year term, as agent for the lenders party thereto. In addition, the Company and J.H. Whitney Co. Mezzanine Fund entered into agreements amending the terms of the subordinated note (the “Whitney Note”), which will mature on December 31, 2005. The initial funding from the facility and the amendments to the subordinated note were completed on December 31, 2002.

      The Facility provides a total of up to $42.5 million in revolving and term loans. The term loan is for an amount equal to $12.5 million, while the revolving loan is for an amount not to exceed 85% of Eligible Accounts Receivable (as defined in the loan agreement), subject to certain limitations. The term loan is payable in $1.0 million installments each April 1 and October 1, beginning April 1, 2003, and in $0.5 million installments each July 1 and December 31, until paid in full. Amounts repaid under the term loan increase the maximum availability under the revolving loan. The Facility also provides for the issuance of certain letters of credit. The terms of the Facility require that the Company maintain a minimum availability on the revolving line of credit of $2.5 million. As of June 30, 2003, the Company had $4.4 million of availability on the revolving line of credit. The amount available under the revolving credit line fluctuates on a daily basis dependent upon the amount of Eligible Receivables, the amount of letters of credit outstanding and the amount of outstanding cash borrowings against the revolving credit facility.

      The Facility may be terminated on December 23, 2005, if the Whitney Note is not paid in full or refinanced, on terms acceptable to Foothill, prior to October 31, 2005. The Facility is collateralized by substantially all of the assets of the Company and its subsidiaries. The Facility contains provisions that require the maintenance of certain financial ratios including minimum EBITDA levels, minimum fixed charge coverage ratios, and maximum annual capital expenditure levels. In addition, under the Facility, the Company is prohibited from paying non-intercompany cash dividends.

      The amended Whitney Note is in the form of a $24.0 million Senior Subordinated 12% Note (the “Note”) with detachable warrants to purchase 251,563 shares of the Company’s common stock exercisable through September 9, 2006 at $6.10 per share as adjusted for the one-for-two stock split in July 2003. The warrant exercise price was reduced from $11.0 per share. The Note is collateralized by the Company’s assets, subordinate to Foothill’s interest. Warrants to purchase an additional 5% of the Company’s common stock, exercisable for nominal consideration, will be issuable if the principal amount of the Note is not prepaid by December 31, 2003. Warrants to purchase a second 5% of the Company’s common stock, exercisable for nominal consideration, along with an additional note in the original principal amount of $5 million must also be issued if the outstanding principal amount of the Note is greater than $12 million after December 31, 2003. However, on October 28, 2003 the Company announced that Allied had acquired the Note from Whitney and waived the provisions for the additional warrants equivalent to 10% of the Company’s outstanding common stock and the additional $5 million note. Beginning January 2004 and continuing through June 2004, the interest rate will increase by 1% per annum each month up to a maximum rate of 18%. The amended note

25

contains similar covenants as the original Note, including covenants that, among other matters, limit senior indebtedness, the payment of dividends, and the disposition of assets. The revised covenants also include minimum EBITDA requirements and capital expenditure limitations.

      On October 28, 2003, the Company also announced the FBO Sale, for which closing is, among other things, contingent on: 1) stockholder approval; 2) the completion of due diligence; and 3) regulatory agencies’ approvals and consents. The proceeds from the FBO Sale are subject to the establishment of an escrow account in the amount of $8.3 million to be distributed at the earlier of the award of a long term lease to Allied for the FBO at the Hartsfield Airport or in five equal annual installment payments starting at the first anniversary date of the close of the FBO Sale if the Air Centers’ lease for the Hartsfield FBO is not terminated earlier, reimbursement for certain FBO capital expenditures made by the Company, minimum working capital amounts at closing and other customary terms and conditions. The Company has received consent for the FBO Sale from its Senior Lenders. In accordance with the terms of the definitive agreement, as amended, the FBO Sale is to close on January 16, 2004 but the closing date can be extended, at Allied’s discretion, to April 16, 2004. The Company expects the FBO Sale to close in the Company’s third quarter of fiscal 2004.

      On December 12, 2003, the Company entered into a settlement agreement (the “Hambro Settlement”) relating to litigation with J O Hambro Capital Management and certain of its affiliates and private clients (“J O Hambro”) whereby the Company issued three promissory notes for an aggregate principle amount of $3,586,000 (the “Hambro Notes”) in exchange for the following, among other things: 1) the repurchase of 343,600 shares of the Company’s common stock owned by J O Hambro; 2) reimbursement of certain costs associated with the mutual release of claims; and 3) a standstill agreement associated with the pending lawsuits and anticipated proxy solicitations. The Hambro Notes: 1) are subordinated to the Senior Secured Credit Facility and to the Senior Subordinated Note; 2) are due on the earlier of (a) March 31, 2006, provided that if the Senior Secured Credit Facility Matures on December 31, 2007 then such date shall be March 31, 2008 and (b) the ninetieth day following payment in full of the Senior Secured Credit Facility and the termination of commitments for the Senior Secured Lender to provide financing under the Senior Secured Credit Facility; and 3) bear and accrue interest at the rate of 12% per annum commencing on December 31, 2003 but will increase to 16% per annum for any amount of unpaid principal after June 30, 2004. During the second quarter of fiscal 2004, the Company will recognize as expense $1.8 million, which represents the consideration paid to J.O. Hambro in excess of the market value of such shares at that time.

      At the close of the FBO Sale, the Company estimates gross sales proceeds of $73.1 million. The Company intends to use these proceeds to: 1) prepay the outstanding principal amount on the Senior Secured Term Loan of $10 million; 2) repay all outstanding cash advances on the Revolving Line of Credit; 3) pay all accrued interest, fees and expenses associated with the Senior Secured Credit Facility; 4) provide cash collateral for the outstanding Letters of Credit of approximately $16.0 million; 5) prepay the outstanding principal amount on the Allied Note; 6) pay all accrued interest, fees and expenses associated with the Allied Note; 7) establish an escrow account for the FBO at the Hartsfield Airport in the amount of $8.3 million; 8) repay the outstanding principal amount due on the J. O. Hambro Note of $3.6 million; 9) repay all accrued interest on the Hambro Notes; and 10) pay all commissions, fees and expenses associated with the sale transaction. After settlement of the all of the obligations noted above, the Company estimates that the transaction will result in surplus cash proceeds of approximately $4.0 million, of which an estimated $1.5 million will be required to settle the Company’s current income tax obligation associated with the FBO Sale although the exact amount of the surplus cash proceeds will be dependent upon many factors including, but not limited to, the date of closing.

      The Company is currently evaluating new credit facilities to support the Company’s expansion of its remaining three business lines and to support the Company’s Letters of Credit requirements thereby releasing the cash collateral of approximately $16 million to be used for working capital requirements and general corporate purposes.

      The Company has historically competed in a niche market where it generally purchases fuel from major oil companies and refiners using credit terms which on average are shorter than the credit terms the Company

26

offers its fuel customers. Because of its bulk buying and credit worthiness the Company is able to purchase fuel at a lower price than its customers. Typically, the Company buys on terms that range from 3 days to 15 days and sells on terms ranging up to 30 days. As a result, the Company requires access to sufficient credit facilities which may need to increase in the future as the Company expands its business. The amount of working capital consumed by the Company has depended and is expected to depend primarily on the quantity and the price of fuel bought and sold, the Company’s extension of credit to its customers, customers’ compliance with the Company’s credit terms and the credit terms extended to the Company by its suppliers. Any increase in the quantity and/or price of fuel sold or in credit terms extended to its customers and/or any reduction in credit terms extended to the Company by its suppliers and/or any substantial customer noncompliance with the Company’s credit terms can result in a corresponding increase in the Company’s working capital requirements. Under these circumstances, the Company’s liquidity could be adversely affected unless the Company is able to increase vendor credit or increase lending limits under the Company’s Revolving Credit facility. The Company believes, however, that its current financing arrangements and vendor credit terms should provide the Company with sufficient liquidity in the event of a temporary surge in fuel oil prices. However, to the extent that the Revolving Credit facility or any other credit facility is used to fund increased working capital requirements, the Company will incur additional debt service costs

      The Company’s accounts receivable balance as of June 30, 2003 was $46.7 million. The Company’s accounts receivable are primarily comprised of customer trade receivables net of an allowance for doubtful accounts of $2.0 million. The Company’s credit risk is based in part on the following factors: 1) a substantial portion of the customer trade receivables are related to a single industry (aviation) and 2) at any given point in time, one or several customers may owe a significant balance to the Company. At June 30, 2003, MercFuel’s accounts receivable comprised 58% of the Company’s total receivable. Of MercFuel’s receivables, approximately 9.8% of the customers comprised 65.6% of the total receivables with an average balance of $1.0 million for these customers.

      The Company’s MercFuel operations accounted for approximately 65.3% of the Company’s total revenue in fiscal year 2003. As of June 30, 2003, MercFuel customers comprise approximately 58% of the Company’s total accounts receivable due from what the Company defines as smaller and generally less well-established or well-capitalized airlines, including certain foreign, regional, commuter and start-up airlines. These customers are affected by fluctuations in the economy in general and in the aviation industry specifically. For example, a material rise in the price of aviation fuel tends to adversely impact these types of customers. To the extent that MercFuel’s airline customers are not able to immediately adjust their business operations to reflect increased operating costs, they could take relatively longer to pay the Company’s accounts receivable. Such payment delays would further increase the Company’s working capital demands. In some cases, the impact of such economic fluctuations could materially impair the financial stability of an airline customer such that it would be unable to pay amounts owed to the Company and could result in such airline customer filing for bankruptcy protection. In that event, Mercury could incur significant losses related to the uncollectability of the receivables. The Company has incurred in the past and is likely to continue to incur losses as the result of the business failure of a customer. The Company assesses its credit portfolio on an ongoing basis and establishes allowances which the Company believes are adequate to absorb potential credit problems that can be reasonably anticipated. This assessment includes an analysis of past due accounts as well as a review of accounts with significant balances. Allowances are established for all or some portion of past due balances based upon various factors, including the extent of delinquency, financial conditions of delinquent customers and amounts of insurance and collateral, if any.

      Accounts receivable sales days outstanding were 40 days and 43 days as of June 30, 2003 and 2002, respectively. Accounts receivable days sales outstanding have historically been impacted by a high volume of fuel sales to customers with extended payment terms. However, during fiscal year 2001, the Company added a large customer, AirTran Airways, whose terms are prepaid. The terms of the prepayment provide for weekly payments equal to the following week’s estimated sales. This prepaid customer accounted for approximately 19% and 15% of the Company’s consolidated revenue for the fiscal years ended June 30, 2003 and 2002, respectively.

      In April 2002, the Company received a notice from LAWA of a proposed rent increase for the Avion Warehouse retroactive to June 18, 2001. In response to this notice, the Company submitted protests to the

27

LAWA Staff and Board of Commissioners regarding the proposed increase on the basis that: 1) the Company had made a substantial investment in the warehouse facility and the proposed rental increase would greatly reduce the Company’s ability to achieve an acceptable rate of return on the Company’s investment to date; 2) if any increase is to be made, it should be determined based on the Company being the developer of the facility and not strictly a tenant; and 3) that the amount of the proposed increase is not justified given the general business environment of the air cargo handling operations. In response to the Company’s protests to the proposed increase, in September 2002 the Company received a revised notice from LAWA of a reduced proposal for a rental increase for the Avion Warehouse. The LAWA Staff intend to present their recommended rental increase to the LAWA Board of Commissioners for approval in late January 2004. From June 18, 2001 through June 30, 2003, the accumulated amount of the retroactive rent increase is $1,579,000, which will be partially offset by recoverable retroactive sublease rental income of $661,000. The LAWA Staff has indicated that the retroactive portion of the rent increase would be payable by the Company in equal monthly installments over the remaining term of the lease agreement, which is scheduled to expire in June 2006. The proposed monthly rent, on a go-forward basis, would increase by $64,600, or 35%, from the existing monthly rent. The Company has accrued $459,000 for the retroactive rent adjustment, which is net of the increased recoverable retroactive sublease rental income, as of June 30, 2002, and has accrued an additional $114,750 on a quarterly basis in fiscal 2003, resulting in a total accrual of $918,000 as of June 30, 2003. As discussed in Item 1. Business under Restatement and Note 1 to the consolidated financial statements, the fiscal 2002 financial statements and each of the first three quarters of fiscal 2003 were restated related to this retroactive rent increase.

      The Company’s most recent recurring capital expenditure requirements have been related to the maintenance and expansion of the Company’s Air Center facilities. During fiscal year 2002, the Company completed the construction of a hangar at the Bedford FBO at a cost of approximately $5.1 million, incurred primarily during fiscal years 2000 and 2001. This hangar was sold in conjunction with the sale of the Bedford facility at the end of fiscal year 2002. The Company spent approximately $1.8 million for the construction of a new hangar at the Jackson Air Center during fiscal year 2002.

      Absent a major prolonged surge in oil prices or a capital intensive acquisition, the Company believes its operating cash flow, senior credit facility, vendor credit and cash balance will provide it with sufficient liquidity during the next twelve months. In the event that fuel prices increase significantly for an extended period of time, the Company’s liquidity could be adversely affected unless the Company is able to increase vendor credit or increase lending limits under its revolving credit facility. The Company believes, however, its revolving credit and vendor credit should provide it with sufficient liquidity in the event of a major temporary surge in oil prices.

Contractual Obligations, Commercial Commitments and Off-Balance Sheet Arrangements

      The Company’s significant contractual obligations and financial commitments are summarized below. Additional information regarding the Company’s financial commitments can be found in Notes 8, 9 and 14 to the Consolidated Financial Statements included in Item 15 of this Annual Report on Form 10-K.

Letters of Credit

      As of June 30, 2003, the Company had outstanding letters of credit in the amount of $15.5 million. These letters of credit are included as part of the Company’s revolving credit and reduce the amount of cash availability under the revolving credit facility. A letter of credit in support of the tax exempt bonds issued by the California Economic Development Financing Authority (“CEDFA”) comprised $14.2 million of the outstanding letters of credit as of June 30, 2003.

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Lease Commitments

      As of June 30, 2003, the Company’s future minimum lease payments under non-cancelable operating leases for rental properties with terms in excess of one year were as follows:

Thousands
For the Fiscal year Ending June 30,	of dollars

2004	$12,821
2005	11,937
2006	11,078
2007	6,993
2008	5,930
Thereafter	50,051

Total minimum payments	$98,810

      As part of the Company’s normal business practices, the Company enters into site leases with the respective airport agencies for its Air Centers and Air Cargo Operations. In addition, the Company enters into leases for fueling equipment used in its Air Centers and MercFuel businesses.

Long Term Debt

      As of June 30, 2003, the Company had long term debt and notes payable, including the current portion of principal due, in the amount of $53.7 million. Please refer to Notes 8 and 9 of the Company’s Consolidated Financial Statements for a description of the type of long term debt and notes payable outstanding. The principal payment schedule associated with these obligations is as follows:

Thousands
For the Fiscal year Ending June 30,	of dollars

2004	$4,194
2005	4,145
2006	28,154
2007	3,664
2008	1,174
Thereafter	12,364

Total minimum payments	$53,695

Employment Contracts

      The Company has a consulting agreement with its Chairman of the Board (the “Chairman”), and employment agreements with its: 1) President and Chief Executive Officer (“CEO”); 2) Executive Vice President, General Counsel and Secretary (“General Counsel”); and 3) Vice President of Finance, Treasurer and Chief Financial Officer (“CFO”), and other business unit officers. Following is a brief description of the terms and conditions of the key employment contracts.

      The consulting agreement with the Chairman dated as of August 22, 2000 is for a three-year period with automatic one-year extensions at the anniversary dates, starting August 22, 2003, until either party terminates the agreement in writing prior to such renewal. Under this agreement, the Chairman’s annual consulting fee is $350,000 per year.

      The amended and restated employment agreement with the CEO dated as of May 22, 2002 is for a term ending on November 15, 2004, subject to automatic one-year extensions starting on November 15, 2004 and on each successive anniversary date unless either party gives 30 days notice of non-renewal. The annual salary under this agreement is $520,000. The CEO is also eligible for an annual bonus equal to: (i) 25% of the CEO’s base compensation subject to the Company’s consolidated operating income before sales and general and

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administrative expenses and depreciation (“Adjusted EBIT”) for the most recent completed fiscal year exceeding the average of the Adjusted EBIT for the immediately prior three fiscal years; and (ii) 4.166% of the amount by which the Adjusted EBIT for the most recently completed fiscal year exceeds the average Adjusted EBIT for the immediately prior three fiscal years. The CEO was eligible to participate in the 2002 Management Stock Purchase Plan (the “2002 Plan”), wherein the CEO was eligible to purchase up to 193,825 shares of the Company’s common stock, as adjusted for the reverse stock split, from CFK Partners at a price of $15.00 per share, as adjusted for the one-for-two reverse stock split effective June 18, 2003, such purchase being funded by a loan from the Company. The CEO elected to participate in the 2002 Plan and purchased 193,825 shares of the Company’s common stock, as adjusted for the stock split. The CEO’s obligation to repay the Company is forgiven ratably over a ten-year period provided the CEO remains employed by the Company during such period.

      In the event the CEO’s employment with the Company is terminated for cause, the CEO will not be entitled to receive or be paid a bonus for the year in which employment terminated. In the event the CEO’s employment with the Company is terminated without cause, the Company will be obligated to pay the CEO the lesser of three years base compensation or the base compensation that would have been paid to him over the remaining term of the CEO’s employment agreement, and a bonus for the fiscal year of employment termination in an amount which would otherwise be paid to the CEO prorated over the days the CEO was gainfully employed by the Company during the fiscal year in which the employment termination occurred.

      The employment agreements for the General Counsel and the CFO dated as of May 22, 2002 are each for a period ending on May 22, 2005 subject to automatic one-year extensions starting on May 22, 2005 and each subsequent anniversary date, unless either party gives a minimum 30 days notice of non-renewal. Under the employment agreements the annual base salary for the General Counsel and the CFO is $179,000 and $170,000, respectively. Both the General Counsel and the CFO were eligible to participate in the 2002 Plan, wherein the General Counsel was eligible to purchase up to 15,948 shares and the CFO was eligible to purchase up to 12,500 shares of the Company’s common stock from CFK Partners for a price of $15.00 per share, all amounts as adjusted for the reverse stock split, with such purchases being funded through a loan from the Company. Both the General Counsel and the CFO elected to participate in the 2002 Plan and purchased the maximum number of shares allotted. The obligations to repay the Company are forgiven over a ten-year period, provided they each remained employed by the Company during such period.

      In the event that either the General Counsel’s or the CFO’s employment with the Company is terminated for cause, or in the event of their death or disability, all rights under the respective employment agreements will cease. In the event that either the General Counsel’s or the CFO’s employment with the Company is terminated without cause, the Company will be obligated to pay the respective individual the lesser of one-year’s base compensation or the base compensation that would otherwise be paid to them over the remaining term of the employment agreement, not to be less than the equivalent of six months base compensation.

      As of June 30, 2003, the Company’s future minimum payments for these and other executive employment contracts, excluding discretionary and performance based bonuses, are as follows:

Thousands
For the Fiscal year Ending June 30,	of dollars

2004	$1,388
2005	927

Total minimum payments	$2,315

Purchase Commitments

      Effective April 1, 2003, the Company’s Air Cargo operations entered into a one-year renewal of its contract to purchase all of South African Airlines cargo capacity on its passenger flights from the United States and Canada to South Africa. The commitment for this one-year contract is approximately $4.6 million, which is essentially unchanged from the previous year.

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      The Company currently has no fixed volume or fixed price purchase commitments, although the Company may, from time-to-time, commit to such arrangements.

Critical Accounting Policies and Estimates

      The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein, including the financial information reported in Management’s Discussion and Analysis of Financial Condition and Results of Operations. Estimates are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent form other sources. Actual results reported in future periods may be based upon amounts which differ from those estimates. The following represent what the Company believes are the critical accounting policies most affected by significant management estimates and judgments:

Allowance for Doubtful Accounts

      The Company continuously monitors collections and payments from its customers and maintains a provision for estimated credit losses based upon its historical experience and any specific customer collection issues that have been identified. Accounts receivable are reported net of the allowance for amounts that may become uncollectible in the future. Such allowances can be either specific to a particular customer or general to all customers. The Company believes the level of the allowance for bad debts is reasonable based on past experience and an analysis of the net realizable value of the Company’s trade receivables at June 30, 2003. However, the credit loss rate can be impacted by adverse changes in the aviation industry, or changes in the liquidity or financial position of its customers which would affect the collectability of its accounts receivable and its future operating results. If credit losses exceed established allowances, our results of operations and financial condition may be adversely affected.

Contingencies

      The Company accounts for contingencies in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 5, “Accounting for Contingencies.” SFAS No. 5 requires that the Company record an estimated loss from a loss contingency when information available prior to issuance of the Company’s financial statements indicates that it is probable that an asset has been impaired or a liability has been incurred at the date of the financial statements and the amount of the loss can be reasonably estimated. Accounting for contingencies such as legal matters requires significant judgment. Many of these legal matters can take years to resolve. Generally, as the time period increases over which the uncertainties are resolved, the likelihood of changes to the estimate of the ultimate outcome increases. Management believes that the accruals for loss contingencies are adequate.

Revenue Recognition

      Revenues are recognized upon delivery of product or the completion of service. For fuel delivered on an into-plane basis, revenue is recognized on the date the fuel is delivered into the aircraft. Aircraft maintenance contracts are recognized as the labor and maintenance is completed. Cargo handling revenue is recognized in the period the cargo is shipped out of the Company’s cargo warehouses. Space logistics and general cargo sales agent services are recognized as revenue in the period that the related flights occur or the commissions are earned. Revenue associated with fixed rate fees of long-term service contracts is recognized on a straight-line basis over the term of the contract. Revenue associated with the variable rate fees of long-term contracts is recognized in the period in which services are performed and completed. The Company’s contracts with the United States Government are subject to profit renegotiation. To date, the Company has not been required to adjust profits arising from United States government contracts.

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Income Taxes

      Deferred income taxes are determined using the liability method. A deferred tax asset or liability is determined based on the difference between the financial statement and tax basis of assets and liabilities as measured by the enacted tax rates that will be in effect when these differences reverse. Deferred tax expense is the result of changes in the deferred tax asset or liability. If necessary, valuation allowances are established to reduce deferred tax assets to their expected realizable values.

Impairment of Long-Lived Assets and Goodwill

      Long-lived assets and goodwill are reviewed for impairment, based on undiscounted cash flows, whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable but in any event, no less than once per year. If this review indicates that the carrying amount is not recoverable, the Company will recognize an impairment loss, measured by the future discounted cash flow method. In July 2001, the Financial Accounting Standards Board issued SFAS No. 142, “Goodwill and Other Intangible Assets.” This statement was adopted by the Company on July 1, 2002. SFAS No. 142 requires that goodwill not be amortized, but be tested for impairment annually. In accordance with this Statement, the Company completed the transitional goodwill impairment test in November 2002. As a result of the impairment test and the assessment of current financial projections, no adjustments to goodwill were deemed necessary as of June 30, 2003. The Company ceased $0.4 million in annual amortization of goodwill effective July 1, 2002.

New Accounting Pronouncements

      On April 30, 2003, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities.” Such standard amends and clarifies the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” The provisions of this statement are generally effective for contracts entered into or modified after June 30, 2003. The Company does not expect that the adoption of this standard will have a material impact on its consolidated financial statements.

      In November 2002, the FASB issued Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others” (“FIN 45”). This interpretation elaborates on disclosures to be made by a guarantor in its interim and annual financial statements with regard to its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The disclosure requirements of FIN 45 are effective for interim and annual periods ending after December 15, 2002, and the Company has adopted those requirements beginning in the second quarter of fiscal year 2003. The initial recognition and initial measurement requirements of FIN 45 are effective prospectively for guarantees issued or modified after December 31, 2002. The adoption of the recognition and initial measurement requirements of FIN 45 did not have a material impact on the Company’s consolidated financial statements.

      In January 2003, the FASB issued Interpretation Number 46, “Consolidation of Variable Interest Entities” (“FIN 46”). This interpretation of Accounting Research Bulletin No. 51, “Consolidated Financial Statements,” addresses consolidation by business enterprises of variable interest entities. Under current practice, two enterprises generally have been included in consolidated financial statements because one enterprise controls the other through voting interests. FIN 46 defines the concept of “variable interests” and requires existing unconsolidated variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risks among the parties involved. This interpretation applies immediately to variable interest entities created after January 31, 2003. It applies in the first fiscal year or interim period ending after December 15, 2003, to variable interest entities considered to be a special purpose entity (“SPE”) in which an enterprise holds a variable interest that it acquired before February 1, 2003. For non-SPE variable purpose entities acquired before February 1, 2003, the interpretation must be adopted no later

32

than the first interim or annual reporting period ending after March 15, 2004. The interpretation may be applied prospectively with a cumulative-effect adjustment as of the date on which it is first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated. The Company is currently evaluating the potential impact of the adoption of FIN 46.

      In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity,” which establishes standards for the classification and measurement of certain financial instruments with characteristics of both liabilities and equity. SFAS 150 requires classification of financial instruments within its scope as a liability, including financial instruments issued in the form of shares that are mandatorily redeemable, because those financial instruments are deemed to be, in essence, obligations of the issuer. The Company does not expect that the adoption of this standard will have a material impact on its consolidated financial statements.

Inflation

      The Company believes that inflation has not had a significant effect on its results of operations during the past three fiscal years.

Forward-Looking Statements

      Statements contained in this Annual Report on Form 10-K which are not historical facts are forward-looking statements. In addition, the Company, from time-to-time, makes forward-looking statements concerning its expected future operations and performance and other developments. Such forward-looking statements are necessarily estimates reflecting the Company’s best judgment based upon current information and involve a number of risks and uncertainties, and there can be no assurance that other factors will not affect the accuracy of such forward-looking statements. While it is impossible to identify all such factors, factors which could cause actual results to differ materially from those estimated by the Company include, but are not limited to, risks associated with acquisitions, the financial condition of customers, non-renewal of contracts, government regulation, as well as operating risks, general conditions in the economy and capital markets, and other factors which may be identified from time-to-time in the Company’s Securities and Exchange Commission filings and other public announcements.

Item 7A.	Quantitative and Qualitative Disclosures About Market Risk.

      The Company does not currently utilize material derivative financial instruments which expose the Company to significant market risk. However, the Company’s cash flow, earnings, and the fair value of its debt, may be adversely effected due to changes in interest rates with respect to its long-term debt. The table below presents principal cash flows and related weighted average interest rates of the Company’s long-term debt at June 30, 2003 by expected maturity dates. Weighted average variable rates are based on rates in effect at June 30, 2003. These rates should not be considered a predictor of actual future interest rates.

	Expected Maturity Date

	June-04	June-05	June-06	June-07	June-08	Thereafter	Total	Fair Value

Fixed Rate Subordinated Note	0	0	$24,000,000	0	0	0	$24,000,000	$24,000,000
Average Interest Rate	29.3%	29.3%	29.3%	0	0	0	29.3%
Fixed Rate Other Debt	$194,000	$146,000	$154,000	$163,000	$173,000	$3,276,000	$4,106,000	$4,106,000
Average Interest Rate	7.71%	7.36%	7.34%	7.33%	7.32%	7.26%	7.30%
Variable Rate Tax Exempt Bonds (1)	$1,000,000	$1,000,000	$1,000,000	$1,000,000	$1,000,000	$9,000,000	$14,000,000	$14,000,000
Average Interest Rate	1.24%	1.24%	1.24%	1.24%	1.24%	1.24%	1.24%
Variable Rate Other Debt (2)	$3,000,000	$3,000,000	$3,000,000	$2,500,000	$88,000	0	$11,588,000	$11,588,000
Average Interest Rate	5.00%	5.00%	5.00%	5.00%	5.00%	0	5.00%

(1)	The interest rate is based upon a weekly remarketing of the bonds.

(2)	Consists of debt under which interest rates will fluctuate based upon changes in the prime rate or LIBOR.

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      In making its determination as to the balance of fixed and variable rate debt, the Company considers the interest rate environment (including interest rate trends), borrowing alternatives and relative pricing. The Company periodically monitors the balance of fixed and variable rate debt, and can make appropriate corrections either pursuant to the terms of debt agreements or through the use of swaps and other financial instruments.

Item 8.	Financial Statements and Supplementary Data.

      See Part IV, Item 15, pages F1 through F35 immediately following.

Item 9.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

      Deloitte & Touche LLP (“D&T”) was previously the principal accountant for the Company. On June 16, 2003, the Company’s Audit Committee of the Board of Directors (the “Audit Committee”) recommended to the Company’s Board of Directors to terminate D&T’s appointment as principal accountant and for PricewaterhouseCoopers LLP to be engaged as principal accountant. The Audit Committee’s recommendation to change accountants was approved by the Company’s Board of Directors on that date.

      In connection with the audits of the two fiscal years ended June 30, 2002, and during the subsequent interim period through June 16, 2003, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused D&T to make reference thereto in their report on the financial statements for such years.

      The audit reports of D&T on the consolidated financial statements of the Company as of and for the fiscal years ended June 30, 2002 and 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

      The Company requested D&T to furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agreed with the above statements. A copy of such letter, dated June 23, 2003, was filed as Exhibit 16.1 to Form 8-K, which was filed with the SEC on June 16, 2003.

      During the two fiscal years ended June 30, 2002 and subsequent interim period through June 16, 2003, the Company did not consult with PricewaterhouseCoopers LLP regarding the application of accounting principles generally accepted in the United States of America to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements.

      In November 2003, the Company’s management recommended to the Audit Committee for the Audit Committee to engage PricewaterhouseCoopers LLP to conduct a re-audit of the Company’s financial statements for fiscal years 2002 and 2001 (which, as discussed in Note 1 of the Notes to Consolidated Financial Statements, have been restated), in addition to their engagement to audit the Company’s financial statements for fiscal year 2003. The Audit Committee approved the engagement of PricewaterhouseCoopers LLP to re-audit the Company’s financial statements for fiscal 2002 and 2001.

Item 9A.	Control and Procedures.

      Evaluation of disclosure controls and procedures. Based on the evaluation of our disclosure controls and procedures (as defined in the Securities Exchange Act of 1934 Rules 13a-15 (e) and 15d-15 (3) required by Securities Exchange Act Rules 13a-15 (b) or 15-d-15 (b), the Company’s Chief Executive Officer and Chief Financial Officer have concluded that as of the end of the period covered by this report the Company’s disclosure controls and procedures were effective.

      Changes in internal controls. There were no changes in the Company’s internal controls over financial reporting that occurred during our most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

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PART III

Item 10.	Directors and Executive Officers of the Registrant.

      Reference is made to the information set forth under the caption “Election of Directors” and “Executive Officers, Compensation and Other Information” of the Company’s Proxy Statement for the Annual Meeting of Stockholders scheduled to be held in February 2004 (the “2003 Proxy Statement”) for a description of the directors and executive officers of the Company, which information is incorporated herein by reference.

Item 11.	Executive Compensation.

      Reference is made to the information set forth under the caption “Executive Compensation” of the 2003 Proxy Statement, which information is incorporated herein by reference.

Item 12.	Security Ownership of Certain Beneficial Owners and Management.

      Reference is made to the table, including the footnotes thereto, set forth under the caption “Election of Directors” of the 2003 Proxy Statement, for certain information respecting ownership of stock of the Company by management and certain shareholders, which table and footnotes are incorporated herein by reference.

Item 13.	Certain Relationships and Related Transactions.

      Reference is made to the information set forth under the caption “Certain Transactions” of the 2003 Proxy Statement for certain information with respect to relationships and related transactions, which information is incorporated herein by reference.

Item 14.	Principal Accountant Fees and Services.

      Reference is made to the information set forth under the caption “Information Relating to the Company’s Independent Public Accountants” of the 2003 Proxy Statement for certain information with respect to principal accountant fees and services which information is incorporated herein by reference.

PART IV

Item 15.	Exhibits, Financial Statement Schedules and Reports on Form 8-K.

(a)(1) Financial Statements

(a)(2) Supplemental Schedule for each of the three years in the period ended June 30, 2003:

Schedule II — Valuation and Qualifying Accounts	F-35

      All other items are not included in this Annual Report on Form 10-K either because they are not applicable or are included in the information as set forth in the Consolidated Financial Statements or in the Notes to Consolidated Financial Statements.

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      (a)(3) Exhibits and Exhibit List:

Exhibit
No.	Description

2.1	Agreement and Plan of Merger adopted January 9, 2001.(17)
2.2	Certificate of Merger.(17)
2.3	Stock Purchase Agreement Dated as of October 28, 2003. By and Among Allied Capital Corporation, Mercury Air Centers, Inc. and Mercury Air Group, Inc.(28)
3.1	Certificate of Incorporation.(17)
3.2	Amended and Restated Bylaws of Mercury Air Group, Inc. adopted December 7, 2002.(25)
3.3	Certificate of Designations of Series A 8% Cumulative Convertible Preferred Stock.(27)
4.1	Loan Agreement between California Economic Development Financing Authority and Mercury Air Group, Inc. relating to $19,000,000 California Economic Development Financing Authority Variable Rate Demand Airport Facilities Revenue Bonds, Series 1998 (Mercury Air Group, Inc. Project) dated as of April 1, 1998.(2)
4.2	Securities Purchase Agreement dated September 10, 1999 by and among Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P.(12)
4.3	Amendment No. 1 dated as of September 30, 2000 by and between J.H. Whitney Mezzanine, L.P. and Mercury Air Group, Inc. to the Securities Agreement.(16)
4.4	Waiver and Consent Agreement dated as of December 29, 2000 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P.(17)
4.5	Waiver and Consent Agreement dated as of July 2, 2001 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P.(18)
4.6	Waiver Agreement dated as of September 25, 2001 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P.(18)
4.7	Amendment No. 2 dated as of September 30, 2001 by and between J.H. Whitney Mezzanine Fund, L.P. and Mercury Air Group, Inc. to the Securities Purchase Agreement.(19)
4.8	Waiver Agreement dated as of November 26, 2001 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine, L.P.(21)
4.9	Waiver Agreement dated as of December 21, 2001 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine, L.P.(21)
4.10	Waiver Agreement dated as of June 26, 2002 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine, L.P.(24)
4.11	Amendment No. 3 to Securities Purchase Agreement by and between Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P. dated as of December 30, 2002.(26)
4.12	Amended and Restated J.H. Whitney Mezzanine Fund, L.P. Warrant dated September 10, 1999.(26)
4.13	Amended and Restated J.H. Whitney Mezzanine Fund, L.P. Senior Subordinated Promissory Note dated September 10, 1999.(26)
4.14	Security Agreement by and between Mercury Air Group, Inc. and each of its subsidiaries hereto as Obligors and J.H. Whitney Mezzanine Fund, L.P. as the Lenders, dated as of December 30, 2002.(26)
4.15	Subordination Agreement among J.H. Whitney Mezzanine Fund, L.P. Foothill Capital Corporation, as Agent and Mercury Air Group, Inc. and certain of its subsidiaries signatory thereto, dated as of December 30, 2002.(26)
4.16	Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain subsidiaries signatory thereto, dated as of December 30, 2002.(26)
4.17	First Amendment to Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain of its subsidiaries, dated March 12, 2003.
4.18	Second Amendment to Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain of its subsidiaries, dated March 31, 2003.

36

Exhibit
No.	Description

4.19	Third Amendment to Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain of its subsidiaries, dated July 16, 2003.
4.20	Fourth Amendment to Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain of its subsidiaries, dated August 1, 2003.
4.21	Amendment No. 4 to Securities Purchase Agreement by and between Mercury Air Group, Inc. and Allied Capital Corporation, as Assignee of J.H. Whitney Mezzanine Fund, L.P. dated as of October 28, 2003(28)
4.22	Assignment of Note dated as of October 28, 2003 between Allied Capital Corporation and J.H. Whitney Mezzanine Fund, L.P.(28)
4.23	Second Amended and Restated Allied Capital Corporation 12% Senior Subordinated Promissory Note dated September 10, 1999(28)
4.24	Second Amended and Restated Allied Capital Corporation Warrant dated October 28, 2003(28)
4.25	Securities Purchase Agreement dated as of October 28, 2003 by and among J.H. Whitney Mezzanine Fund, L.P. and J.H. Whitney Mezzanine Debt Fund, L.P., Allied Capital Corporation and Mercury Air Group, Inc.(28)
4.26	Second Amended and Restated J.H. Whitney Mezzanine Fund, L.P. Warrant dated October 28, 2003(28)
10.1	Mercury Air Group, Inc.’s 1990 Long-Term Incentive Plan.(4)*
10.2	Mercury Air Group, Inc.’s 1990 Directors Stock Option Plan.(1)*
10.3	Memorandum Dated September 15, 1997 regarding Summary of Officer Life Insurance Policies with Benefits Payable to Officers or Their Designated Beneficiaries.(8)*
10.4	Non-Qualified Stock Option Agreement dated March 21, 1996, by and between Frederick H. Kopko and Mercury Air Group, Inc.(6)*
10.5	Mercury Air Group, Inc.’s 1998 Long-Term Incentive Plan.(10)*
10.6	Mercury Air Group, Inc.’s 1998 Directors Stock Option Plan.(10)*
10.7	Revolving Credit and Term Loan Agreement dated as of March 2, 1999 by and among Mercury Air Group, Inc., The Banks listed on Schedule 1 thereto, and The Fleet National Bank f/k/a BankBoston, N.A., as Agent.(11)
10.8	First Amendment to Revolving Credit and Term Loan Agreement dated as of September 10, 1999.(14)
10.9	Second Amendment to Revolving Credit and Term Loan Agreement dated as of March 31, 2000.(14)
10.10	Third Amendment, Waiver and Consent to Revolving Credit and Term Loan Agreement dated as of August 11, 2000.(14)
10.11	The Company’s 401(k) Plan consisting of CNA Trust Corporation. Regional Prototype Defined Contribution Plan and Trust and Adoption Agreement.(14)*
10.12	Employment Agreement dated July 31, 2000 between the Company and Dr. Philip J. Fagan.(15)*
10.13	Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of November 14, 2000.(16)
10.14	Amendment No. 1 to Mercury Air Group, Inc. 1998 Long-Term Incentive Option Plan as of August 22, 2000.(16)*
10.15	Amendment No. 1 to Mercury Air Group, Inc. 1998 Directors Stock Option Plan as of August 22, 2000.(16)*
10.16	Limited Waiver letter Agreement to Revolving Credit and Term Loan Agreement dated as of September 21, 2001.(18)
10.17	Fifth Amendment to Revolving Credit and Term loan Agreement dated as of September 21, 2001.(18)
10.18	Limited Consent letter Agreement to Revolving Credit and Term Loan Agreement dated as of September 30, 2001.(19)
10.20	Limited waiver and Consent to Revolving Credit and Term Loan Agreement dated as of December 31, 2001.(21)

37

Exhibit
No.	Description

10.21	2002 Management Stock Purchase Plan.(22)
10.22	Amended and Restated Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Joseph A, Czyzyk.(22)*
10.23	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Wayne J. Lovett(22)*
10.24	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and John Enticknap(22)*
10.25	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Mark Coleman(22)*
10.26	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Steven S. Antonoff(22)*
10.27	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Robert Schlax(22)*
10.28	Limited waiver and Consent to Revolving Credit and Term Loan Agreement dated as of June 27, 2002.(24)
10.29	Sale-Leaseback agreement made by and between CFK Realty Partners, LLC and Mercury Air Group, Inc. dated December 15, 2001.(24)
10.30	Amendment to Sale-Leaseback agreement made by and between CFK Realty Partners, LLC and Mercury Air Group, Inc.(24)
10.31	Promissory Note by CFK Partners, LLC in favor of Mercury Air Group, Inc.(24)
10.32	Limited Waiver and Consent to Revolving Credit and Term Loan Agreement dated as June 27, 2002.(24)
10.33	Amendment No. 1 to Amended and Restated Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Joseph A. Czyzyk.*(24)
10.34	Lease dated December 31, 2001 by and between CFK Realty Partners, LLC. and Mercury Air Group, Inc.
10.35	Settlement Agreement dated December 12, 2003 by and among (i) J O Hambro Capital Management Group Limited, (ii) J O Hambro Capital Management Limited, (iii) American Opportunity Trust PLC, (iv) The Trident North Atlantic Fund, and (v) Mercury Air Group, Inc.(29)
21.1	Subsidiaries of Registrant.
23.1	Consent of PricewaterhouseCoopers LLP with respect to incorporation of their report on the audited financial statements contained in this Annual Report on Form 10-K in the Company’s Registration Statement on Form S-8 (Registration Statement No. 33-69414)
31.1	Section 302 Certification of Chief Executive Officer.
31.2	Section 302 Certification of Chief Financial Officer.
32.1	Section 906 Certification of Chief Executive Officer.
32.2	Section 906 Certification of Chief Financial Officer.
99.1	Partnership Agreement dated as of July 27, 2000 of CFK Partners by and among Philip J. Fagan, M.D., Frederick H. Kopko, Jr. and Joseph A. Czyzyk.(13)

*	Denotes managements’ contract or compensation plan or arrangement.

(1)	Such document was previously filed as Appendix A to the Company’s Proxy Statement for the December 10, 1993 Annual Meeting of Stockholders and is incorporated herein by reference.

(2)	All such documents were previously filed as Exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 and are incorporated herein by reference.

(3)	All such documents were previously filed as Exhibits to the Company’s Registration Statement No. 33-39044 on Form S-2 and are incorporated herein by reference.

(4)	Such document was previously filed as Appendix A to the Company’s Proxy Statement for the December 2, 1992 Annual Meeting of Stockholders.

38

(5)	All such documents were previously filed as Exhibits to the Company’s Registration Statement No. 33-65085 on Form S-1 and are incorporated herein by reference.

(6)	All such documents were previously filed as Exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 and are incorporated herein by reference.

(7)	All such documents were previously filed as Exhibits to the Company’s Report on Form 8-K filed September 13, 1996 and are incorporated herein by reference.

(8)	Such document was previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 1997 and is incorporated herein by reference.

(9)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 1998 and are incorporated herein by reference.

(10)	Such document was previously filed as Appendix A to the Company’s Proxy Statement for the December 3, 1998 Annual Meeting of Stockholders and is incorporated herein by reference.

(11)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 and are incorporated herein by reference.

(12)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 1999 and are incorporated herein by reference.

(13)	Such document was previously filed as an Exhibit to the Company’s current Report on Form 8-K on August 11, 2000 and is incorporated herein by reference.

(14)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2000 and is incorporated herein by reference.

(15)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 and are incorporated herein by reference.

(16)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2000 and are incorporated herein by reference.

(17)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2001 and are incorporated herein by reference.

(18)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2001 and are incorporated herein by reference.

(19)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 and are incorporated herein by reference.

(20)	Such document was previously filed as Appendix A to the Company’s Proxy Statement for the November 7, 2001 Annual Meeting of Stockholders and is incorporated herein by reference.

(21)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2001 and are incorporated herein by reference.

(22)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on June 5, 2002 and is incorporated herein by reference.

(23)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on July 11, 2002 and is incorporated herein by reference.

(24)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2002 and are incorporated herein by reference.

(25)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on December 7, 2002 and is incorporated herein by reference.

(26)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on December 30, 2002 and is incorporated herein by reference.

(27)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 and are incorporated herein by reference.

(28)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on October 28, 2003 and is incorporated herein by reference.

39

(29)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on December 12, 2003 and is incorporated herein by reference.

      (b) Reports on Form 8-K:

A Form 8-K was filed on May 15, 2003 reporting on Item 5. Other Events and Item 7. Financial Statements and Exhibits, as to the operating results of the Company for the three and nine month periods ended March 31, 2003.

A Form 8-K was filed on June 23, 2003 reporting on Item 4. Changes in Registrants Certifying Accountant and Item 7. Financial Statement and Exhibits, as to the dismissal of Deloitte & Touche, LLP as the Company’s independent audit firm. No financial statements were filed with this report.

A Form 8-K was filed on June 30, 2003 reporting on Item 5. Other Events and Regulation FD Disclosure and Item 7. Financial Statements and Exhibits, as to the lawsuit filed by the Company against Acquisitor Holdings, LLC, JO Hambro Capital Management Ltd., JO Hambro Capital Management Group, Ltd., American Opportunity Trust PLC, Trident North Atlantic Fund, Executive Air Support, Inc. and Christopher Mills.

40

SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized in the City of Los Angeles, State of California, on December 30, 2003.

MERCURY AIR GROUP, INC.

By:	/s/ PHILIP J. FAGAN, JR., M.D.

Philip J. Fagan, Jr., M.D.
Chairman of the Board

      Pursuant to the requirements of the Securities Exchange Act of 1934, this Report has been signed by the following persons in the capacities and on the dates indicated:

Signers:

Chairman of the Board

/s/ PHILIP J. FAGAN, JR. M.D. Philip J. Fagan, Jr. M.D. Chairman of the Board	Dated: December 30, 2003

Principal Executive Officer and Director:

/s/ JOSEPH CZYZYK Joseph Czyzyk Chief Executive Officer and Director	Dated: December 30, 2003

/s/ ROBERT SCHLAX Robert Schlax Chief Financial Officer	Dated: December 30, 2003

Additional Directors:

/s/ FREDERICK H. KOPKO, JR. Frederick H. Kopko, Jr. Director	Dated: December 30, 2003

/s/ GARY J. FERACOTA Gary J. Feracota Director	Dated: December 30, 2003

/s/ SERGEI KOUZMINE Sergei Kouzmine Director	Dated: December 30, 2003

/s/ MICHAEL J. JANOWIAK Michael J. Janowiak Director	Dated: December 30, 2003

/s/ ANGELO PUSATERI Angelo Pusateri Director	Dated: December 30, 2003

41

Exhibit 31.1

MERCURY AIR GROUP, INC

CERTIFICATIONS PURSUANT TO

SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, Joseph Czyzyk, certify that:

1. I have reviewed this annual report on SEC Form 10-K of Mercury Air Group, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, nor misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have;

a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b. evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

c. disclosed in this report any changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fourth fiscal quarter that has materially affected the registrant’s internal controls over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing similar functions);

a. all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial data; and

b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

/s/ JOSEPH CZYZYK ------------------------------------------------ Joseph Czyzyk Chief Executive Officer and Director

December 30, 2003

42

Exhibit 31.2

MERCURY AIR GROUP, INC

CERTIFICATIONS PURSUANT TO

SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, Robert Schlax, certify that:

1. I have reviewed this annual report on SEC Form 10-K of Mercury Air Group, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, nor misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have;

a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b. evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

c. disclosed in this report any changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fourth fiscal quarter that has materially affected the registrant’s internal controls over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing similar functions);

a. all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial data; and

b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

/s/ ROBERT SCHLAX ------------------------------------------------ Robert Schlax Chief Financial Officer

December 30, 2003

43

Exhibit 32.1

STATEMENT

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, the undersigned officer of Mercury Air Group, Inc. (the “Company”) hereby certifies that to the knowledge of the undersigned:

(1) The Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2003 fully complies with the requirements of sections 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph Czyzyk

Joseph Czyzyk
Chief Executive Officer and Director

December 30, 2003

44

Exhibit 32.2

STATEMENT

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, the undersigned officer of Mercury Air Group, Inc. (the “Company”) hereby certifies that to the knowledge of the undersigned:

(3) The Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2003 fully complies with the requirements of sections 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(4) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Schlax

Robert Schlax
Chief Financial Officer

December 30, 2003

45

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders of Mercury Air Group, Inc.

      In our opinion, the consolidated financial statements listed in the index appearing under Item 15(a)(1) present fairly, in all material respects, the financial position of Mercury Air Group, Inc. and its subsidiaries (the “Company”) at June 30, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended June 30, 2003 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the index appearing under Item 15(a)(2)present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedule are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      As discussed in Note 1 to the consolidated financial statements, the 2002 and 2001 financial statements, previously audited by other independent auditors, have been restated.

      As discussed in Note 4 to the consolidated financial statements, effective July 1, 2002, the Company adopted Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets.” Accordingly, the Company ceased amortizing goodwill as of July 1, 2002.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California

December 29, 2003

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	June 30,	June 30,
	2003	2002

		(Restated, see Note 1)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$2,802,000	$5,565,000
Restricted cash		3,780,000
Trade accounts receivable, net of allowance for doubtful accounts of $2,006,000 and $1,583,000 at June 30, 2003 and 2002, respectively	46,753,000	47,570,000
Inventories, principally aviation fuel	4,422,000	2,985,000
Prepaid expenses and other current assets	5,241,000	3,042,000
Deferred income taxes	901,000

TOTAL CURRENT ASSETS	60,119,000	62,942,000
PROPERTY, EQUIPMENT AND LEASEHOLDS, net of accumulated depreciation and amortization of $61,061,000 and $54,383,000 at June 30, 2003 and 2002, respectively	58,844,000	61,094,000
NOTES RECEIVABLE, net of allowance for doubtful accounts of $509,000 at June 30, 2003.	1,815,000	2,158,000
DEFERRED INCOME TAXES	2,284,000	1,302,000
GOODWILL	4,389,000	4,389,000
OTHER INTANGIBLE ASSETS, NET	1,033,000	233,000
OTHER ASSETS, NET	4,471,000	4,096,000

TOTAL ASSETS	$132,955,000	$136,214,000

LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$34,677,000	$35,449,000
Accrued expenses and other current liabilities	10,162,000	8,861,000
Current portion of long-term debt	4,194,000	14,677,000
Current portion of Senior Subordinated Notes		23,179,000

TOTAL CURRENT LIABILITIES	49,033,000	82,166,000
LONG-TERM DEBT	25,501,000	17,516,000
SENIOR SUBORDINATED NOTES	23,445,000
DEFERRED INCOME TAXES		169,000
DEFERRED RENT	1,885,000	1,943,000
MINORITY INTEREST	180,000

TOTAL LIABILITIES	100,044,000	101,794,000

COMMITMENTS AND CONTINGENCIES (NOTE 14)

MANDATORILY REDEEMABLE PREFERRED STOCK, Series A — $0.01 par value; 1,000,000 shares authorized; 462,627 shares outstanding at June 30, 2003	481,000
STOCKHOLDERS’ EQUITY:
Preferred Stock — $.01 par value; 2,000,000 shares authorized; no shares outstanding
Common Stock — $.01 par value; 18,000,000 shares authorized;
3,293,568 shares outstanding at June 30, 2003;
3,270,850 shares outstanding at June 30, 2002	33,000	33,000
Additional paid-in capital	22,496,000	22,266,000
Retained earnings	14,018,000	16,872,000
Accumulated other comprehensive loss	(86,000)	(316,000)
Notes receivable from officers	(4,031,000)	(4,435,000)

TOTAL STOCKHOLDERS’ EQUITY	32,430,000	34,420,000

TOTAL LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK, AND STOCKHOLDERS’ EQUITY	$132,955,000	$136,214,000

See accompanying notes to consolidated financial statements.

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended June 30,

	2003	2002	2001

		(Restated, see Note 1)
Sales and revenues:
Sales	$337,217,000	$293,731,000	$385,868,000
Service revenues	91,798,000	89,611,000	92,578,000

Total sales and revenues	429,015,000	383,342,000	478,446,000

Costs and Expenses:
Costs of sales	298,686,000	253,264,000	347,456,000
Operating expenses	104,366,000	102,265,000	96,725,000

Total costs and expenses	403,052,000	355,529,000	444,181,000

Gross margin (excluding depreciation and amortization)	25,963,000	27,813,000	34,265,000

Expenses (Income):
Selling, general and administrative	10,818,000	11,771,000	7,929,000
Provision for bad debts	1,648,000	1,358,000	3,425,000
Depreciation and amortization	7,963,000	9,258,000	9,331,000
Interest expense	7,956,000	5,830,000	7,184,000
Gain on sale of facilities and property		(8,929,000)
Expenses of discontinued stock offering		985,000
Write-off of deferred financing costs	1,773,000
Write-down of investments	196,000		300,000
Interest income	(122,000)	(77,000)	(48,000)

Total expenses (income)	30,232,000	20,196,000	28,121,000

Income (loss) from continuing operations before income tax provision (benefit)	(4,269,000)	7,617,000	6,144,000
Income tax provision (benefit)	(1,471,000)	2,930,000	2,397,000

Net income (loss) from continuing operations	(2,798,000)	4,687,000	3,747,000
Discontinued Operations:
Loss from discontinued operations, net of income tax benefit of $109,000 and $548,000 in 2002 and 2001, respectively		(170,000)	(858,000)
Loss on sale of discontinued operations, net of income tax benefit of $305,000			(477,000)

Net income (loss)	$(2,798,000)	$4,517,000	$2,412,000
Accrued preferred stock dividends	(19,000)

Net income (loss) applicable to common stockholders	$(2,817,000)	$4,517,000	$2,412,000

Net income (loss) per common share:
Basic:
From continuing operations	$(0.86)	$1.43	$1.15
Loss from discontinued operations		(0.05)	(0.26)
Loss on sale of discontinued operations			(0.15)

Net income (loss)	$(0.86)	$1.38	$0.74

Diluted:
From continuing operations	$(0.86)	$1.40	$1.12
Loss from discontinued operations		(0.05)	(0.26)
Loss on sale of discontinued operations			(0.14)

Net income (loss)	$(0.86)	$1.35	$0.72

See accompanying notes to consolidated financial statements.

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended June 30,

	2003	2002	2001

		(Restated, see Note 1)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(2,798,000)	$4,517,000	$2,412,000
Add: Loss from discontinued operations		170,000	1,335,000

Income (loss) from continuing operations	(2,798,000)	4,687,000	3,747,000
Adjustments to derive cash flow from operating activities:
Gain of sale of facilities and properties		(8,929,000)
Bad debt expense	1,648,000	1,358,000	3,425,000
Depreciation and amortization	7,963,000	9,258,000	9,331,000
Deferred income taxes	(2,052,000)	(1,757,000)	270,000
Deferred rent	(58,000)	589,000	677,000
Compensation expense related to remeasurement of stock options	318,000	87,000
Expense related to discount of executive stock purchase		792,000
Executive loan amortization	404,000	34,000
Amortization of senior subordinated note discount	266,000	192,000	186,000
Loss on retirement/sale of assets	24,000
Write off of deferred financing costs	1,773,000
Write down of investments	196,000
Amortization of deferred financing costs	558,000
Executive compensation used to purchase preferred stock	204,000
Executive compensation used to exercise stock options	174,000
Changes in operating assets and liabilities:
Trade accounts receivable	(831,000)	4,602,000	(14,050,000)
Inventories	(1,437,000)	1,084,000	(641,000)
Prepaid expenses and other current assets	(2,198,000)	(160,000)	22,000
Accounts payable	(773,000)	3,685,000	5,924,000
Accrued expenses and other current liabilities	1,426,000	(1,593,000)	4,656,000

Net cash provided by operating activities	4,807,000	13,929,000	13,547,000

CASH FLOWS FROM INVESTING ACTIVITIES:
Restricted cash	3,780,000	(3,780,000)
Decrease (increase) in other assets	(1,080,000)	(437,000)	1,499,000
Decrease (increase) in notes receivable	343,000	(78,000)
Acquisition of businesses			(10,400,000)
Proceeds from sale of facilities and property	82,000	17,068,000
Additions to property, equipment and leaseholds	(4,065,000)	(4,500,000)	(6,471,000)

Net cash provided by (used in) investing activities	(940,000)	8,273,000	(15,372,000)

	Year Ended June 30,

	2003	2002	2001

		(Restated, see Note 1)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net (reduction of) additions to debt instruments	(6,833,000)	(19,828,000)	2,727,000
Early retirement of debt	(13,285,000)
Proceeds from refinancing	16,923,000
Payments received from notes receivable — officers			75,000
Repurchase of stock for executive plan		(3,934,000)
Increase in deferred financing costs	(3,550,000)
Repurchase of common stock	(370,000)	(311,000)
Proceeds from issuance of preferred stock	259,000
Proceeds from exercise of stock options	72,000
Proceeds from issuance of common stock		40,000	430,000

Net cash provided by (used in) financing activities	(6,784,000)	(24,033,000)	3,232,000

Effect of exchange rate changes on cash	154,000	(88,000)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS	(2,763,000)	(1,919,000)	1,407,000
Net cash provided by discontinued operations		3,598,000	398,000
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	5,565,000	3,886,000	2,081,000

CASH AND CASH EQUIVALENTS, END OF YEAR	$2,802,000	$5,565,000	$3,886,000

CASH PAID DURING THE YEAR FOR:
Interest	$5,383,000	$5,786,000	$7,306,000
Income taxes	$5,176,000	$470,000	$3,000
SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Adjustment of warrants on subordinated note		$43,000
Note receivable due to sale of property		$570,000

See accompanying notes to consolidated financial statements.

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

	Common Stock					Accumulated
					Notes	Other
	Number of		Additional	Retained	Receivable	Comprehensive
	Shares	Amount	Paid-in Capital	Earnings	From Officers	(Loss)	Total

Balances, June 30, 2000 (Restated, see Note 1)	3,236,477	$32,000	$21,046,000	$10,060,000	$(608,000)	$(228,000)	$30,302,000
Net income				2,412,000			2,412,000
Common stock issued on exercise of options	51,863	1,000	429,000				430,000
Reduction of note receivable from sale of stock					75,000		75,000

Balances, June 30, 2001	3,288,340	33,000	21,475,000	12,472,000	(533,000)	(228,000)	33,219,000
Comprehensive income (loss):
Net income (Restated, see Note 1)				4,517,000			4,517,000
Foreign currency translation adjustment						(88,000)	(88,000)

Comprehensive income							4,429,000

Common stock issued on exercise of options	12,110		40,000				40,000
Note receivable from sale of stock					(3,934,000)		(3,934,000)
Value of remeasured stock options			110,000				110,000
Repurchase of common stock	(29,600)		(194,000)	(117,000)			(311,000)
Executive compensation related to 2002 Management Stock Purchase Plan			792,000				792,000
Amortization of note from executive stock plan					32,000		32,000
Revaluation of warrants issued in connection with Senior Subordinated Note			43,000				43,000

Balances, June 30, 2002 (Restated, see Note 1)	3,270,850	33,000	22,266,000	16,872,000	(4,435,000)	(316,000)	34,420,000
Comprehensive income (loss):
Net loss				(2,798,000)			(2,798,000)
Foreign currency translation adjustment						230,000	230,000

Comprehensive loss							(2,568,000)

Common stock issued on exercise of options	73,568	1,000	245,000				246,000
Remeasurement of stock options			318,000				318,000
Amortization of note from executive stock plan					404,000		404,000
Repurchase of common stock	(50,850)	(1,000)	(333,000)	(37,000)			(371,000)
Accrual of preferred stock dividends				(19,000)			(19,000)

Balances, June 30, 2003	3,293,568	$33,000	$22,496,000	$14,018,000	$(4,031,000)	$(86,000)	$32,430,000

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies and Restatement:

Business

      Mercury Air Group, Inc. (the “Company”), a Delaware Corporation, was organized in 1956 and provides a broad range of services to the aviation industry through four principal operating units: Mercury Air Centers, Inc. (“Air Centers”), Mercury Air Cargo, Inc. (“Air Cargo”), MercFuel, Inc. (“MercFuel”), and Maytag Aircraft Corporation (“Maytag” or “Government Contract Services”), a provider of government contract services. The Air Centers operations consist of aviation fuel sales, aircraft refueling operations (“into-plane”), aircraft ground support services, aircraft hangar services, aircraft parking (“aircraft tie-down services”) and aircraft maintenance at certain Air Center locations, known as Fixed Based Operations (“FBO’s”), for commercial, private, general aviation and military aircraft (collectively “FBO services”). Air Cargo’s operations consist of cargo handling, cargo space logistics, and general cargo sales agent services. MercFuel’s operations consist of the sale and delivery of fuel, primarily aviation fuel, to domestic and international commercial airlines, corporate aviation and air freight airlines. Maytag’s government contract services consist of the following services primarily for agencies of the United States Government: aircraft refueling and fuel storage operations, base operations support (“BOS”) services, air terminal and ground handling services and weather observation and forecasting services.

      On October 28, 2003, the Company announced that it had entered into a definitive agreement, subject to the Company’s stockholders’ approval, completion of due diligence, and regulatory agencies’ approvals and consents, to sell 100% of the outstanding common stock of Air Centers to Allied Capital Corporation (“Allied”) for $70 million, subject to adjustments, with closing of the transaction expected to occur between December 31, 2003 and March 31, 2004. As of the date of this report, the completion of the sale transaction is still pending. For more information on this pending transaction, refer to Note 19 — Subsequent Events.

Restatement

      The fiscal 2002 and 2001 financial statements and each of the first three quarters of fiscal 2003 have been restated related to the following items: (1) To record as of June 30, 2002 an accrual of $459,000 (representing increased rent expense of $789,000 net of retroactive recoverable sublease rental income of $330,000) for a rent increase related to one of Air Cargo’s warehouse facilities at Los Angeles International Airport which is retroactive to June 18, 2001. The Company had previously recognized no accrual for this retroactive rent increase in its fiscal 2002 financial statements, as the Company was disputing the amount of the increase; however, the Company subsequently determined that it had received information regarding the proposed rent increase prior to the issuance of its fiscal 2002 financial statements which provided substantial evidence that an obligation existed at the balance sheet date and that the amount of the liability could be reasonably estimated; (2) To record additional compensation expense of $430,000 during the fourth quarter of fiscal 2002 in connection with the 2002 Management Stock Purchase Plan, pursuant to which the Company had loaned certain officers in May 2002 a total of $3.9 million to purchase shares of the Company’s stock from CFK Partners (which is owned by three of the Company’s directors) at $15.00 per share as adjusted for the one-for-two reverse stock split effective June 18, 2003. The trading price of the shares at this time was $9.80 per share. A full recourse loan was made to the Company’s Chief Executive Officer in the amount of $2.9 million, and non-recourse loans totaling $1 million were made to the other executives (“Other Executives”). The Company originally recorded a compensation charge of $356,000 in connection with this transaction to write down the non-recourse loans based on the difference between the purchase price paid by the Other Executives for the shares and the market value of such shares at that time. The Company has determined that it was proper to record the compensation expense of $356,000 to reflect the benefit received by CFK Partners for the purchase price paid by the Other executives in excess of the market value of such shares at that time; however, the non-recourse loans should not have been written-down, but rather additional paid-in capital should have been credited for $356,000. In addition, the Company determined that it should have recorded additional compensation expense of $436,000 related to the recourse loan and the shares purchased by the CEO to also reflect the benefit received by CFK Partners related to the purchase price paid by the CEO for his shares in excess of the market value of such shares at that time. The benefit attributed to the CEO’s interest in CFK Partners has been deducted in determining the compensation expense related to these loans. Accordingly, the fiscal 2002 financial statements have been restated to record in the fourth quarter of fiscal 2002 the reversal of the write-down of the non-recourse loans and a credit to additional paid-in capital for $356,000, and to record additional compensation expense of $436,000. The non-recourse loans are being accounted for as a variable stock plan pursuant to Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees,” and the recourse loan is being accounted for as a fixed stock plan; (3) To reverse the sale-leaseback accounting associated with the sale of a building housing the Company’s corporate headquarters and accounting for this transaction as a financing effective January 2002. The Company sold the corporate headquarters to CFK Realty Partners, LLC (“CFK Realty”), a wholly owned subsidiary of CFK Partners, and concurrently entered into a ten-year lease of the property. However, the Company has determined that CFK Realty was not sufficiently capitalized to permit sale-leaseback accounting and the non-consolidation of CFK Realty. Accordingly, the fiscal 2002 financial statements have been restated to fully consolidate CFK Realty effective in the third quarter of fiscal 2002, resulting in land and building totaling $1.8 million, net of accumulated depreciation, being reinstated on the books of the Company, recording of debt related to a loan of $3.2 million incurred by CFK Realty to finance the acquisition, reversal of a deferred gain of $2.1 million recorded by the Company at the time of the transaction, and the reversal of rent expense and recording of depreciation resulting in additional pre-tax expense of $23,000 for the third and fourth quarters of fiscal 2002 combined; and (4) to adjust opening retained earnings by $363,000 to correct for income tax adjustments that should have been recorded in years prior to fiscal 2001.

      The fiscal 2002 restatement resulted in a reduction in previously recorded net income of $516,000. The restatement for fiscal 2002 reduced previously reported basic and diluted net income per share by $0.15 and $0.16, respectively. The Company’s fiscal 2002 and 2001 financial statements, previously audited by other independent auditors, were re-audited by PricewaterhouseCoopers LLP.

      The following statements present the impact of the restatement on balances as reported, and as restated, at June 30, 2002 and for the year then ended:

CONSOLIDATED BALANCE SHEETS

	June 30, 2002

	As Reported	As Restated

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$5,554,000	$5,565,000
Restricted cash	3,780,000	3,780,000
Trade accounts receivable, net of allowance for doubtful accounts	46,958,000	47,570,000
Inventories, principally aviation fuel	2,985,000	2,985,000
Prepaid expenses and other current assets	3,077,000	3,042,000
Note receivable from affiliate	1,400,000

TOTAL CURRENT ASSETS	63,754,000	62,942,000
PROPERTY, EQUIPMENT AND LEASEHOLDS, net	59,286,000	61,094,000
NOTES RECEIVABLE	2,158,000	2,158,000
DEFERRED INCOME TAXES	770,000	1,302,000
GOODWILL	4,389,000	4,389,000
OTHER INTANGIBLE ASSETS, NET	233,000	233,000
OTHER ASSETS, NET	4,096,000	4,096,000

TOTAL ASSETS	$134,686,000	$136,214,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$35,085,000	$35,449,000
Accrued expenses and other current liabilities	8,459,000	8,861,000
Current portion of long-term debt	14,677,000	14,677,000
Current portion of Senior Subordinated Notes	23,179,000	23,179,000

TOTAL CURRENT LIABILITIES	81,400,000	82,166,000
LONG-TERM DEBT	14,351,000	17,516,000
DEFERRED GAIN	2,146,000
DEFERRED INCOME TAXES		169,000
DEFERRED RENT	1,943,000	1,943,000

TOTAL LIABILITIES	99,840,000	101,794,000

STOCKHOLDERS’ EQUITY:
Common stock	33,000	33,000
Additional paid-in capital	21,451,000	22,266,000
Retained earnings	17,751,000	16,872,000
Accumulated other comprehensive loss	(316,000)	(316,000)
Notes receivable from officers	(4,073,000)	(4,435,000)

TOTAL STOCKHOLDERS’ EQUITY	34,846,000	34,420,000

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$134,686,000	$136,214,000

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended
	June 30, 2002

	As Reported	As Restated

Sales and revenues	$383,342,000	$383,342,000

Costs and Expenses:
Costs of sales	253,264,000	253,264,000
Operating expenses	101,806,000	102,265,000

Total costs and expenses	355,070,000	355,529,000

Gross margin (excluding depreciation and amortization)	28,272,000	27,813,000

Expenses (Income):
Selling, general and administrative	11,518,000	11,771,000
Provision for bad debts	1,358,000	1,358,000
Depreciation and amortization	9,213,000	9,258,000
Interest expense	5,710,000	5,830,000
Gain on sale of facilities and property	(8,929,000)	(8,929,000)
Expenses of discontinued stock offering	985,000	985,000
Interest income	(112,000)	(77,000)

Total expenses	19,743,000	20,196,000

Income from continuing operations before income tax provision	8,529,000	7,617,000
Income tax provision	3,326,000	2,930,000

Net income from continuing operations	5,203,000	4,687,000
Loss from discontinued operations, net of tax	(170,000)	(170,000)

Net income	$5,033,000	$4,517,000

Net income (loss) per common share:
Basic:
From continuing operations	$1.58	$1.43
Loss from discontinued operations	(0.05)	(0.05)

Net income	$1.53	$1.38

Diluted:
From continuing operations	$1.56	$1.40
Loss from discontinued operations	(0.05)	(0.05)

Net income	$1.51	$1.35

CONSOLIDATED STATEMENT OF CASH FLOWS

	Year Ended June 30, 2002

	As Reported	As Restated

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$5,033,000	$4,517,000
Add: Loss from discontinued operations	170,000	170,000

Income from continuing operations	5,203,000	4,687,000
Adjustments to derive cash flow from operating activities:
Gain of sale of facilities and properties	(8,929,000)	(8,929,000)
Bad debt expense	1,358,000	1,358,000
Depreciation and amortization	9,213,000	9,258,000
Deferred income taxes	(1,150,000)	(1,757,000)
Deferred rent	589,000	589,000
Compensation expense related to remeasurement of stock options	87,000	87,000
Expense related to discount of executive stock purchase	394,000	792,000
Executive loan amortization		34,000
Amortization of senior subordinated note discount	192,000	192,000
Amortization of deferred gain	(39,000)
Changes in operating assets and liabilities:
Trade accounts receivable	5,214,000	4,602,000
Inventories	1,084,000	1,084,000
Prepaid expenses and other current assets	(195,000)	(160,000)
Accounts payable	3,321,000	3,685,000
Accrued expenses and other current liabilities	(1,898,000)	(1,593,000)

Net cash provided by operating activities	14,444,000	13,929,000

CASH FLOWS FROM INVESTING ACTIVITIES:
Increase in restricted cash	(3,780,000)	(3,780,000)
Increase in other assets	(437,000)	(437,000)
Increase in notes receivable	(78,000)	(78,000)
Proceeds from sale of facilities and property	19,707,000	17,068,000
Additions to property, equipment and leaseholds	(4,500,000)	(4,500,000)

Net cash provided by investing activities	10,912,000	8,273,000

CASH FLOWS FROM FINANCING ACTIVITIES:
Net reduction of debt instruments	(22,993,000)	(19,828,000)
Repurchase of stock for executive plan	(3,934,000)	(3,934,000)
Repurchase of common stock	(311,000)	(311,000)
Proceeds from issuance of common stock	40,000	40,000

Net cash used in financing activities	(27,198,000)	(24,033,000)

Effect of exchange rate changes on cash	(88,000)	(88,000)

NET DECREASE IN CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS	(1,930,000)	(1,919,000)
Net cash provided by discontinued operations	3,598,000	3,598,000
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	3,886,000	3,886,000

CASH AND CASH EQUIVALENTS, END OF YEAR	$5,554,000	$5,565,000

CASH PAID DURING THE YEAR FOR:
Interest	$5,666,000	$5,786,000
Income taxes	$470,000	$470,000

Principles of Consolidation

      The consolidated financial statements include the accounts of Mercury Air Group, Inc. and its wholly owned and majority owned subsidiaries. All material intercompany transactions and balances have been eliminated.

Cash and Cash Equivalents

      Cash equivalents consist of short-term, highly liquid investments that are readily convertible into cash and were purchased with maturities of three months or less.

Restricted Cash

      Restricted cash primarily consists of cash held in an escrow account to be used for the payment of taxes or debt pursuant to an FBO sale agreement (See Note 12).

Inventories

      Inventories are stated at the lower of moving-average cost or market.

Property, Equipment and Leaseholds

      Property, equipment and leaseholds are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful life of the related asset (3-25 years) and over the lesser of the lease term or useful life for leasehold improvements. Expenditures incurred to maintain and repair property, plant and equipment are expensed as incurred. Expenditures which extend the estimated useful life or improve productivity are charged to their respective property accounts.

Goodwill and Other Intangible Assets

      Cost in excess of net assets acquired accounted for under the purchase method is classified as goodwill. Effective July 1, 2002 the Company adopted Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets.” In accordance with SFAS No. 142, goodwill and intangible assets with indefinite lives are not amortized, but written down, as needed, based upon an impairment analysis that must occur at least annually or sooner if an event occurs or circumstances change that would more likely than not result in an impairment loss. All other intangible assets are amortized over their estimated useful lives. SFAS No. 142 requires that the Company perform step one of a two-part transitional impairment test to compare the reporting units’ fair value with their respective carrying amount, including goodwill. If the carrying value exceeds the fair value, step two of the transitional impairment test must be performed to measure the amount of the impairment loss, if any.

      During the quarter ended December 31, 2002, with the assistance of an independent valuation firm, the Company completed step one of the transitional test to determine whether there was a potential impairment of goodwill at July 1, 2002. Primarily based on a weighted value using a market approach and an income approach, it was determined that the fair values of the reporting units that have goodwill exceeded their carrying values, therefore a step two impairment test is not required. Since the completion of this valuation, nothing has come to the attention of management which would lead the Company to believe that impairment has occurred subsequent to this valuation. In accordance with SFAS No. 142, the Company will perform an impairment test annually to determine whether any impairment has occurred.

Impairment of Long-Lived Assets

      The Company reviews for impairment of long-lived assets and certain identifiable intangibles whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. The Company evaluates the carrying value of long-lived assets to be held and used, other than goodwill and intangible assets with indefinite lives, when events and circumstances warrant such a review and in management’s opinion an impairment in value may have occurred. The carrying value of a long-lived asset is considered impaired when the anticipated undiscounted cash flow from such asset is separately identifiable and is less than its carrying value. In that event, a loss is recognized based on the amount by which the carrying value exceeds the fair value of the long-lived asset. Fair value is determined primarily using the anticipated cash flows discounted at a rate commensurate with the risk involved. Losses on long-lived assets to be disposed of are determined in a similar manner, except that fair values are reduced for the cost of disposal. The cash flows used in such analyses are typically derived from the expected cash flows associated with the asset under review, which is determined from management estimates and judgments of expected future results. Should the actual cash flow vary from the estimated amount, a write-down of the asset may be warranted in a future period.

Reverse Stock Split

      All shares and net earnings (loss) per share amounts have been adjusted to reflect the one-for-two reverse common stock split effective June 18, 2003.

Stock Option Plans

      In December 2002, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 148, “Accounting for Stock-Based Compensation Transition and Disclosure.” SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. The Company has elected to continue utilizing the intrinsic value method to account for stock-based compensation as allowed by SFAS No. 123, “Accounting for Stock-Based Compensation.”

      SFAS No. 148 also amends the disclosure requirements of SFAS No. 123, to require disclosure in both interim and annual financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148 is effective for the Company’s fiscal year ended June 30, 2003 and for interim financial statements beginning January 1, 2003.

      The Company has four stock option plans, which are more fully described in Note 11. As permitted under SFAS No. 123, the Company measures compensation expense related to employee stock options granted utilizing the intrinsic value method as prescribed by Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations under the intrinsic value method. The following table illustrates the pro forma effect on net income (loss) if the Company had applied the fair value recognition provisions of SFAS No. 123 to stock-based employee compensation.

	Year Ended June 30,

	2003	2002	2001

Net income (loss), as reported	$(2,798,000)	$4,517,000	$2,412,000
Add stock-based employee compensation expense, included in net income (loss), net of tax	473,000	561,000
Less total stock-based employee compensation expense determined under the fair value based method for all awards, net of tax	(354,000)	(1,193,000)	(252,000)

Pro forma net income (loss)	$(2,679,000)	$3,885,000	$2,160,000

Basic net income (loss) per share — as reported	$(0.86)	$1.38	$0.74
Basic net income (loss) per share — pro forma	(0.82)	1.18	0.66
Diluted net income (loss) per share — as reported	(0.86)	1.35	0.72
Diluted net income (loss) per share — pro forma	$(0.82)	$1.16	$0.65

      The weighted average per share fair value of options granted in 2003, 2002 and 2001 is estimated as $2.55, $4.53 and $5.20, respectively, on the date of grant using the Black-Scholes option pricing model using the following weighted average assumptions.

	2003	2002	2001

Expected life	5 years	5 years	5 years
Expected volatility	43%	45%	43%
Risk free interest rate	0.97%	1.90%	4.90%
Dividend yield	0%	0%	0%

      The effect of applying SFAS No. 123 may not be representative of the pro forma effect in future years since additional options may be granted during those future years.

Operating Leases

      The Company leases substantially all of its facilities under long-term operating leases. The majority of lease terms range from 2 to 20 years, and typically the leases contain renewable options.

Deferred Rent

      Deferred rent represents the cumulative effect of reduced rental payments for one of the Company’s facility leases. The total rental cost is being recognized on a straight-line basis over the life of the lease.

Environmental Related Liabilities

      Liabilities related to environmental conditions that will result in future expenditures are recorded when it is determined that such liabilities are probable and the amount of the expenditures can be reasonably estimated. The Company considers that an environmental liability has been incurred when an environmental assessment or investigation has identified a condition that will require remedial action for which the Company is responsible. The timing of the recognition of the remediation costs is dependent upon the completion of the assessment or evaluation and the commitment to an appropriate remedial action plan. Liabilities associated with environmental remediation activities are not discounted nor reduced by possible recoveries from third parties.

      Environmental related expenditures resulting from the Company’s operations are expensed when determined. Environmental related expenditures resulting from operations prior to the time that the Company owned and/or operated the site or that are deemed to create future benefits to the Company are capitalized.

Foreign Currency Translation

      Assets and liabilities of the Company’s foreign subsidiaries are translated into U.S. dollars at the exchange rate prevailing at the balance sheet date and, where appropriate, at historical rates of exchange. Income and expense accounts are translated at weighted average rates in effect during the year. The aggregate effect of translating the financial statements of the foreign subsidiaries is included in other comprehensive income in the statement of stockholders’ equity. Foreign exchange transaction gains (losses) were not significant during the years presented.

Revenue Recognition

      Revenues are recognized upon delivery of product or the completion of service. For fuel delivered on an into-plane basis, revenue is recognized on the date the fuel is delivered into the aircraft. Aircraft maintenance contracts are recognized as the labor and maintenance is completed. Cargo handling and storage revenue is recognized in the period the cargo is shipped out of the Company’s cargo warehouses. Space logistics and general cargo sales agent services are recognized as revenue in the period that the related flights occur or the commissions are earned. Revenue associated with fixed rate fees of long-term service contracts is recognized on a straight-line basis over the term of the contract. The Company reviews its fixed priced contracts on an annual basis to determine whether it expects to incur losses over the remaining term of the contract. If the Company expects to incur losses on a fixed price contract, the loss is recognized in the period in which the determination is made. Revenue associated with the variable rate fees of long-term contracts is recognized in the period in which services are performed and completed. The Company’s contracts with the United States Government are subject to profit renegotiation. To date, the Company has not been required to adjust profits arising from United States government contracts.

      In certain cases, the Company sells fuel to customers on a prepaid basis. Revenue associated with these sales is recognized upon delivery of fuel to the customer. Amounts received in excess of the amounts recognized as revenue, are reported as a current liability to the customer and are reflected on the Company’s balance sheet in “Accrued expenses and other current liabilities.”

Shipping and Handling

      Revenue reported by the Company includes all amounts billed to a customer including applicable shipping and handling costs. In-bound freight and handling costs, or costs incurred to transport product from the Company’s supplier to the Company’s distribution point, are included as a component of product cost and, if the product is held as inventory, included as a component of inventory and expensed as cost of sales when delivered to the customer. Outbound freight and handling costs, or costs incurred to transport product from the Company’s distribution point to the customer, is included as cost of sales in the period which the product is delivered to the customer.

Income Taxes

      Deferred income taxes are determined using the liability method. A deferred tax asset or liability is determined based on the difference between the financial statement and tax basis of assets and liabilities as measured by the enacted tax rates that will be in effect when these differences reverse. Deferred tax expense is the result of changes in the deferred tax asset or liability. If necessary, valuation allowances are established to reduce deferred tax assets to their expected realizable values.

Fair Value of Financial Instruments

      The Company’s financial instruments consist primarily of cash and cash equivalents, accounts receivable and payable, and debt instruments. The book values of all financial instruments, other than debt instruments, are representative of their fair values due to their short-term maturity. The estimated fair value of the Company’s Senior Subordinated Note was $24.0 million as of June 30, 2003 and $20.0 million as of June 30, 2002.

Use of Estimates in the Preparation of Financial Statements

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements

      On April 30, 2003, the FASB issued SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities.” This standard amends and clarifies the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” The provisions of this statement are generally effective for contracts entered into or modified after June 30, 2003. The Company does not expect that the adoption of this standard will have a material impact on its consolidated financial statements.

      In November 2002, the FASB issued Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others” (“FIN 45”). This interpretation elaborates on disclosures to be made by a guarantor in its interim and annual financial statements with regard to its obligations under certain guarantees that it has issued. It also clarifies that a guarantor is required to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The disclosure requirements of FIN 45 are effective for interim and annual periods ending after December 15, 2002, and the Company has adopted those requirements beginning with the second quarter of fiscal 2003. The initial recognition and measurement requirements of FIN 45 are effective prospectively for guarantees issued or modified after December 31, 2002. The adoption of the recognition and initial measurement requirements of FIN 45 did not have a material impact on the Company’s consolidated financial statements.

      In January 2003, the FASB issued Interpretation No. 46, “Consolidation of Variable Interest Entities” (“FIN 46”). This interpretation of Accounting Research Bulletin No. 51, “Consolidated Financial Statements,” addresses consolidation by business enterprises of variable interest entities. Under current practice, two enterprises generally have been included in consolidated financial statements because one enterprise controls the other through voting interests. FIN 46 defines the concept of “variable interests” and requires existing unconsolidated variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risks among the parties involved. This interpretation applies immediately to variable interest entities created after January 31, 2003. It applies in the first fiscal year or interim period beginning after December 15, 2003, to variable interest entities considered to be a special purpose entity (“SPE”) in which an enterprise holds a variable interest that it acquired before February 1, 2003. For non-SPE variable interest entities acquired before February 1, 2003, the interpretation must be adopted no later than the first interim or annual report period ending after March 15, 2004. The interpretation may be applied prospectively with a cumulative-effect adjustment as of the date on which it is first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated. The Company is currently evaluating the potential impact of the adoption of FIN 46.

      In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity,” which establishes standards for the classification and measurement of certain financial instruments with characteristics of both liabilities and equity. SFAS No. 150 requires classification of financial instruments within its scope as a liability, including financial instruments issued in the form of shares that are mandatorily redeemable, because those financial instruments are deemed to be, in essence, obligations of the issuer. The Company does not expect that the adoption of this standard will have a material impact on its consolidated financial statements.

Reclassifications

      Certain reclassifications were made to prior years’ financial statements to conform to the June 30, 2003 presentation.

Risks and Uncertainties

      As of June 30, 2003, the $24.0 million Senior Subordinated 12% Note (the “Note”) contained provisions that provided incentives to prepay the principal of the Note. If the entire principal of the Note is not prepaid by December 31, 2003, the Note Holder would have been entitled to stock warrants equivalent to 5% of the Company’s outstanding shares of common stock then outstanding, exercisable for nominal consideration. If the principal amount of the Note was in excess of $12.0 million on December 31, 2003, the Note Holder would have been entitled to receive stock warrants equivalent to an additional 5% of the number of shares of common stock outstanding at that date, exercisable for nominal consideration, along with an additional note with a principal amount of $5.0 million. In addition, beginning January 2004 and continuing through June 2004, the interest rate was to increase by 1% per annum each month up to a maximum rate of 18%. As of the effective date of the amended Note, the Company estimated that the Note would be outstanding for the full term of the Note and, therefore, accrued for the premium associated with the issuance of the additional consideration over the remaining term of the Note which was 36 months. However, on October 28, 2003, the Company announced that Allied had purchased the Note from the holder and had waived the provisions of the Note regarding the stock warrants, equivalent to 10% of the Company’s outstanding common stock, that would have been issued on December 31, 2003, as well as the provision regarding the additional $5 million note. In conjunction with the acquisition of the Note by Allied, the Company and Allied entered into a definitive agreement for Allied to purchase 100% of the outstanding common stock of Air Centers from the Company, subject to the Company’s shareholders’ approval, completion of due diligence and regulatory agency approvals. The purchase price for the Air Centers is $70 million, subject to adjustment for working capital and for certain capital investments made by the Company. At the close of the sale $8.3 million will be deposited into an escrow account pending the award of a new lease for the FBO located at Atlanta’s Hartsfield International Airport. The closing date for the sale of Air Centers is January 16, 2004 with Allied having the right to extend the closing date through April 16, 2004. The Company expects the sale of Air Centers to close in the Company’s third quarter of fiscal 2004.

      In April 2002, the Company received a notice from Los Angeles World Airports (“LAWA”) of a proposed rent increase for one of Air Cargo’s warehouse facilities at LAX (the “Avion Warehouse”) retroactive to June 18, 2001. In response to this notice, the Company submitted protests to the LAWA Staff and Board of Commissioners regarding the proposed increase on the basis that: 1) the Company had made a substantial investment in the warehouse facility and the proposed rental increase would greatly reduce the Company’s ability to achieve an acceptable rate of return on the Company’s investment to date; 2) if any increase is to be made, it should be determined based on the Company being a developer of the facility and not strictly a tenant; and 3) that the amount of the proposed increase is not justified given the general business environment of the air cargo handling operations. In response to the Company’s protests to the proposed increase, in September 2002 the Company received a revised notice from LAWA of a reduced proposal for a rental increase for the Avion Warehouse. The LAWA Staff intend to present their recommended rental increase to the LAWA Board of Commissioners for approval in late January 2004. From June 18, 2001 through June 30, 2003, the accumulated amount of the retroactive rent increase is $1,579,000, which will be partially offset by recoverable retroactive sublease rental income of $661,000. The LAWA Staff has indicated that the retroactive portion of the rent increase would be payable by the Company in equal monthly installments over the remaining term of the lease agreement, which is scheduled to expire in June 2006. The proposed increase in the monthly rent, on a go-forward basis, would be $64,600, or 35%, from the existing monthly rent. The Company has accrued $459,000 for the retroactive rent increase, which is net of increased recoverable retroactive sublease rental income, as of June 30, 2002, and has accrued an additional $114,750 on a quarterly basis in fiscal 2003, resulting in a total accrual of $918,000 as of June 30, 2003. See the discussion above in this Note 1 under “Restatement” regarding the restatement of the fiscal 2002 financial statements and the first three quarters of fiscal 2003 related to the retroactive rent adjustment.

      Accounts receivable is comprised primarily of trade receivables from customers and is net of an allowance for doubtful accounts. The Company’s credit risk is based in part on the following: 1) substantially all receivables are related to the aviation industry, 2) there is a concentration of credit risk as there are several customers who at any time have significant balances owed to the Company, and 3) significant balances are owed by certain customers that are not adequately capitalized. In addition, significantly higher fuel prices for extended periods of time may have a negative impact on the aviation industry as it substantially increases airlines’ operating expenses. Smaller airlines with lower levels of capital may be more seriously impacted. The Company assesses its credit portfolio on an ongoing basis and establishes allowances which it believes are adequate to absorb potential credit problems that can be reasonably anticipated.

      The Company purchases fuel from a limited number of suppliers. If the Company’s relationship with any of these key suppliers terminates, the Company may not be able to obtain a sufficient quantity of fuel on favorable terms or may experience difficulty in obtaining fuel from alternative suppliers. Furthermore, difficulties faced by these suppliers or fuel shortages or the inability to obtain fuel from alternate sources at acceptable prices and terms, could impair the Company’s ability to sell fuel to its customers at competitive prices and terms.

Seasonality

      The Company’s commercial fuel sales, Air Centers and aircraft support operations are seasonal in nature, being relatively stronger during the months of April through December in its fueling operations and FBOs’ than during the winter months due in part to weather conditions, and stronger during the summer months due in part to additional commercial and charter flights. Air Cargo’s business is lower during the months of January and February and increases from March through June and September through December. The cargo business is affected by the fluctuations in international trade. Operations at military facilities are not seasonal but may vary with the needs of the military.

Note 2 — Discontinued Operations:

      On July 3, 2001, the Company completed the sale of its subsidiary, RPA Airline Automation Services, Inc. (“RPA”), which provided airline revenue accounting and management information software consisting of proprietary software programs which are marketed to foreign and domestic airlines. The Company has reclassified its consolidated financial statements to reflect the sale of RPA and to segregate the revenues, direct costs and expenses (excluding allocated costs), assets and liabilities, and cash flows of RPA. Since this transaction qualifies as a discontinued operation under the provisions of APB Opinion No. 30, “Reporting the Results of Operations — Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions”, the net operating results and net cash flows of this business have been reported as “Discontinued Operations” in the accompanying consolidated financial statements.

      Pursuant to the sale agreement, the Company received a cash purchase price of $3.6 million. As of June 30, 2001, the Company realized a loss on sale of discontinued operations of $477,000 (net of an income tax benefit of $305,000). During the quarter ended September 30, 2001, the Company recorded an additional loss of $42,000 related to the sale of a building that had previously been RPA’s corporate headquarters. Additional other expenses during the fiscal year ended June 30, 2002 relate primarily to payroll costs of certain RPA employees not transferred to the buyer. At June 30, 2002, the Company no longer retained any significant assets or liabilities related to RPA. The following is summarized financial information for RPA:

	Fiscal Year Ended June 30,

	2002	2001

Service revenues		$4,224,000
Operating expense		4,334,000

Gross loss		(110,000)

Other expense	$279,000	1,296,000

Loss before income taxes	(279,000)	(1,406,000)
Income tax benefit	(109,000)	(548,000)

Net loss	$(170,000)	$(858,000)

Note 3 — Property, Equipment and Leaseholds:

      Property, equipment and leaseholds consist of the following components:

	June 30,

	2003	2002

Land, buildings and leasehold improvements	$88,706,000	$85,541,000
Equipment, furniture and fixtures	30,201,000	29,668,000
Construction in progress	998,000	268,000

	119,905,000	115,477,000
Less accumulated depreciation and amortization	(61,061,000)	(54,383,000)

	$58,844,000	$61,094,000

      Included in “Property, equipment and leaseholds” are leasehold interests relating to the acquisition of leaseholds at certain FBO locations. The capitalized value of these leasehold interests was $16,257,000 at June 30, 2003 and 2002. Accumulated amortization of the leasehold interests was $6,474,000 and $5,434,000 at June 30, 2003 and 2002, respectively. Estimated amortization expense in each of the next five years is as follows: $1,041,000 in 2004; $1,011,000 in 2005; $1,001,000 in 2006; $918,000 in 2007; $816,000 in 2008 and $4,996,000 thereafter.

Note 4 — Goodwill and Other Intangible Assets:

      The following table presents the transitional disclosures for net income (loss) and fully diluted net income (loss) per share for the years ended June 30, 2003, 2002 and 2001 to reflect the adoption of SFAS No. 142 as of July 1, 2002. Such disclosures add back goodwill amortization to the 2002 and 2001 results to be comparable with the 2003 results, which do not include goodwill amortization with the adoption of SFAS No. 142.

	Year Ended June 30,

	2003	2002	2001

Net income (loss) as reported	$(2,798,000)	$4,517,000	$2,412,000
Goodwill amortization (net of tax)		248,000	238,000

Net income (loss), as adjusted	$(2,798,000)	$4,765,000	$2,650,000

Fully diluted net income (loss) per share, as adjusted	$(0.86)	$1.42	$0.79
Fully diluted net income (loss) per share, as reported	$(0.86)	$1.35	$0.72

      The Company had $1,033,000 and $233,000 of net intangible assets at June 30, 2003 and 2002, respectively. Accumulated amortization for intangible assets was $967,000 and $767,000 at June 30, 2003 and 2002, respectively. Intangible assets at June 30, 2003 consist of covenants not to compete agreements and fuel sales contracts amortized over three to five years. Amortization expense for intangible assets was $200,000, $150,000 and $200,000 for the years ended June 30, 2003, 2002 and 2001, respectively. Estimated amortization expense in each of the next five years is as follows: $300,000 in 2004; $233,000 in 2005; $200,000 in 2006; $200,000 in 2007; and $100,000 in 2008.

Note 5 — Other Assets:

      Other assets consist of the following components:

	June 30,

	2003	2002

Deferred loan fees, net (Note 8)	$3,339,000	$2,142,000
Capitalized acquisition costs	321,000	375,000
Internally developed software	603,000	754,000
Other	208,000	825,000

	$4,471,000	$4,096,000

      Deferred loan fees represent costs incurred in connection with outstanding debt and are being amortized over the term of the debt.

Note 6 — Accrued Expenses and Other Current Liabilities:

      Accrued expenses and other current liabilities consist of the following components:

	June 30,

	2003	2002

Salaries, wages, and benefits	$3,310,000	$3,399,000
Sales and fuel taxes	2,086,000	2,513,000
Other	4,766,000	2,949,000

	$10,162,000	$8,861,000

Note 7 — Income Taxes:

      The income tax provision (benefit) consists of the following components:

	Year Ended June 30,

	2003	2002	2001

Current:
Federal	$251,000	$3,828,000	$1,855,000
State	330,000	859,000	272,000

	581,000	4,687,000	2,127,000
Deferred:
Federal and state	(2,052,000)	(1,757,000)	270,000

Provision for (benefit from) continuing operations	(1,471,000)	2,930,000	2,397,000
Discontinued operations		(109,000)	(853,000)

Income tax provision (benefit)	$(1,471,000)	$2,821,000	$1,544,000

      Deferred tax assets and (liabilities) consist of following components:

	June 30,

	2003	2002

Depreciation and amortization	$690,000	$(461,000)
Prepaid expenses	(1,093,000)	(1,147,000)
State income taxes	(205,000)	47,000
Allowance for doubtful accounts	1,055,000	665,000
Deferred rent	792,000	816,000
Installment sale deferral	449,000	432,000
Accrued expenses	1,061,000	361,000
Other	436,000	420,000

	$3,185,000	$1,133,000

      The following is a reconciliation of the federal statutory rate to the Company’s effective tax rate on pretax income (loss):

	Year Ended June 30,

	2003	2002	2001

Federal tax (benefit) at statutory rate	34.0%	34.0%	34.0%
State income taxes, net of federal income tax benefit	2.7	4.7	5.0
Non-deductible expenses	(1.9)	(0.9)	(0.9)
Other, net	(0.3)	0.7	0.9

Effective income tax rate	34.5%	38.5%	39.0%

Note 8 — Long-Term Debt:

      Long-term debt consists of the following components:

	June 30,

	2003	2002

Notes payable to banks	$11,588,000	$12,968,000

Tax exempt bond pursuant to a loan agreement between the Company and the California Economic Development Financing Authority (“CEDFA”). Repayment terms consist of semi-annual principal payment of $500,000 with a redemption of $4.0 million at the end of the fifteenth year (2013). The loan carries a variable rate which is based on a weekly remarketing of the bonds. The rate at June 30, 2003 was 1.2% per annum. In addition, a letter of credit has been issued by the Company’s senior lender to guaranty the credit at an annual cost of approximately 3.1% of the principal	14,000,000	15,000,000

Note payable to lender in monthly installments of $25,779 per month including interest at 7.5% per annum collateralized by the Company’s corporate office, maturing in December 2011	3,090,000	3,165,000

Note payable to lender in monthly installments of $5,778 per month including interest at 5.59% per annum, collateralized by an aircraft. The rate is fixed for 36 months through March 2006, at which time the rate is adjusted at three year intervals, to the federal home loan bank rate plus 275 basis points. (See Note 15)	696,000

Note payable to trustee for bankrupt airline		504,000

	June 30,

	2003	2002

Mortgage payable to a financial institution in aggregate monthly principal installments of $4,447 plus interest at 9% per annum, collateralized by land and buildings, maturing in May 2010	267,000	298,000

Convertible subordinated debentures payable to seller of Excel Cargo in monthly installments of $13,810 including interest at 8.5% per annum, collateralized by property acquired, maturing in September 2003	54,000	208,000

Other		50,000

	29,695,000	32,193,000
Less current portion of long term debt	4,194,000	14,677,000

	$25,501,000	$17,516,000

      Notes payable to banks at June 30, 2003 consists of a loan and security agreement (the “Facility”), entered into on December 30, 2002 with Wells Fargo Foothill (“WFF”), a division of Wells Fargo Bank and Cerberus Partners for a five year term expiring December 30, 2007 that replaced the Company’s former collateralized credit facilities. Outstanding borrowings under the Facility as of June 30, 2003 consisted of a term loan and a revolving line of credit, in the amount of $11.5 million and $88,000, respectively.

      The Facility provides a total of up to $42.5 million in revolving and term loans. The term loan was initially for an amount equal to $12.5 million, while the revolving loan is for an amount not to exceed 85% of Eligible Accounts Receivable (as defined in the loan agreement), subject to certain limitations. The term loan is payable in $1.0 million installments each April 1 and October 1, beginning April 1, 2003 and in $0.5 million installments each July 1 and December 31, until paid in full. Amounts repaid under the term loan increase the maximum availability under the revolving loan. The Facility also provides for the issuance of certain letters of credit. The terms of the Facility requires that the Company maintain a minimum availability on the revolving line of credit of $2.5 million. As of June 30, 2003, the Company had $4.4 million of availability on the revolving line of credit. The amount of the available revolving credit line fluctuates on a daily basis dependent upon the amount of Eligible Accounts Receivables, as defined; the amount of letters of credit outstanding; and the amount of outstanding cash borrowings against the revolving credit facility.

      The Facility may be terminated on December 23, 2005, if the Senior Subordinated Note (See Note 9) is not paid in full or refinanced, on terms acceptable to Wells Fargo Foothill, prior to October 31, 2005. The Facility is collateralized by substantially all of the assets of the Company and its subsidiaries. The Facility contains provisions that require the maintenance of certain financial ratios including minimum EBITDA levels, minimum fixed charge coverage ratios, and maximum annual capital expenditure levels. In addition, under the Facility, the Company is prohibited from paying non-intercompany cash dividends.

      At June 30, 2002, the notes payable to banks consisted principally of a credit facility (the “Credit Facility”) which provided for a term loan (the “Term Loan”), an acquisition line (the “Acquisition Line”) and a revolving line of credit (the “Revolver”). Borrowings under the Term Loan were $4.1 million at June 30, 2002. Outstanding borrowings under the Acquisition Line were $5.9 million at June 30, 2002. Outstanding borrowings under the Revolver at June 30, 2002 were $3.0 million. Interest for the Term Loan and the Acquisition Line accrue at LIBOR+ 2.50% (4.34% based on 30 day LIBOR rates in effect at June 30, 2002). The Revolver accrued interest at a base rate of 5% at June 30, 2002.

      The Company was in discussions with the lenders of the Company’s former collateralized credit facility and the Note Holder to obtain debt covenant waivers regarding the maximum unfunded capital expenditures, as defined, for the fiscal year ended June 30, 2002 and the minimum quarterly net earnings for the second and third quarters of fiscal 2002. Until these covenant waivers were agreed to or the debt was refinanced, the lenders had the right to provide written notice to the Company declaring the principal and accrued interest associated with this debt instrument to be immediately due and payable. As such, the entire amount of principal outstanding as of June 30, 2002 was classified as current portion of long term debt.

      The note payable to lender in the amount of $3.1 million and $3.2 million at June 30, 2003 and 2002, respectively, collateralized by the Company’s corporate office and maturing in December 2011, was incurred in connection with the acquisition by CFK Realty of the Company’s corporate headquarters in January 2002. See Note 1 regarding the restatement of the fiscal 2002 financial statements which required the consolidation of CFK Realty.

      Note payable to trustee for bankrupt airline results from a bankruptcy court approved settlement related to preference payments received in connection with the Chapter 7 bankruptcy filing of Western Pacific Airlines, Inc. (“WPAI”). The settlement consists of ten quarterly payments of $175,000. The outstanding balance was $0.5 million at June 30, 2002 which was paid during the current fiscal year.

      The following is long-term debt payable (including the current portion ) but excluding the Senior Subordinated Notes (See Note 9) at June 30, 2003:

2004	$4,194,000
2005	4,145,000
2006	4,154,000
2007	3,664,000
2008	1,174,000
Thereafter	12,364,000

$29,695,000

Note 9 — Senior Subordinated Note:

      On September 10, 1999, the Company issued, in a private placement, $24.0 million Senior Subordinated 12% Note (the “Note”) due in 2006 with detachable warrants to acquire 251,563 shares of the Company’s common stock originally exercisable at $13.00 per share, as adjusted for the reverse stock split. The Note agreement was first amended on November 16, 2001, whereby the exercise price of the warrants was reduced to $11.00 per share. The Note Agreement was then subsequently amended on December 30, 2002 whereby, among other things, the exercise price on the original stock warrants was reduced to $7.484 per share. On October 28, 2003, the Company reduced the exercise price on these original warrants to $6.10 per share in connection with the acquisition of the Note by Allied (see below).

      The amended Note Agreement dated as of December 30, 2002 also included provisions for the Company to issue warrants to purchase an additional 5% of the Company’s common stock, exercisable for nominal consideration, if the principal amount of the Note is not prepaid in full by December 31, 2003. Warrants to purchase a second 5% of the Company’s common stock, for nominal consideration, along with an additional note in the original principal amount of $5.0 million (the “Additional Note”) will also be issued if the outstanding principal of the Note is greater than $12.0 million as of December 31, 2003. In addition to these provisions, the amendment also provides that beginning January 2004 and continuing through June 2004, the interest rate will increase by 1% per annum each month up to a maximum of 18% per annum. As of the effective date of the amended Note, the Company estimated that the Note would be outstanding for the full term of the Note and, therefore, accrued the premium associated with the issuance of the additional consideration over the remaining term of the Note which was 36 months. However, on October 28, 2003, the Company announced that Allied had purchased the Note from the holder and had waived the provisions of the Note regarding the stock warrants, equivalent to 10% of the Company’s outstanding common stock, that would have been issued on December 31, 2003 as well as the provision regarding the additional $5 million note.

      The December 30, 2002 amended Note Agreement contains similar covenants as in the original Note Agreement and, among other things, limits the amount of senior indebtedness, restricts the payment of dividends, and includes guidelines on the use of funds received by the Company from the disposition of assets. This amended Note Agreement also includes financial covenants that require the maintenance of minimum

EBITDA levels, as defined in the amended Note Agreement, minimum fixed charge coverage ratios, minimum excess availability on the Company’s Revolving Line of Credit, and limits on capital expenditures.

      While the Note is subordinate to the Facility, the loan and security agreement does allow for the prepayment of principal on both the Note and the Facility under certain conditions. Under the terms of the loan and security agreement, the first $15.0 million of principal prepayment made by the Company is to be applied equally to the outstanding principal on the Facility’s term loan and the Note. The next $4.5 million of principal prepayment is to be applied entirely to the outstanding principal of the Note. The next principal prepayments will then either be applied equally to the outstanding principal of the Facility and the Note or entirely to the outstanding principal of the Note, depending upon certain conditions, until such time as the entire $24.0 million of the Note has been repaid in full.

      As required by the Note, the Company has formed committees consisting of its independent directors to seek opportunities for asset sales and other financing transactions, with an intention of reducing the Company’s total debt.

      The following are the components of the Note at June 30, 2003 and 2002:

	2003	2002

Senior Subordinated Note, before discount	$24,000,000	$24,000,000
Valuation of warrants credited to additional paid-in-capital	(1,427,000)	(1,349,000)
Accumulated amortization of warrants	872,000	528,000

Senior Subordinated Note	$23,445,000	$23,179,000

      On October 28, 2003 the Company announced that Allied had acquired the Note from Whitney and waived the provisions for the additional warrants equivalent to 10% of the Company’s outstanding common stock and the additional $5 million note. Beginning January 2004 and continuing through June 2004, the interest rate will increase by 1% per annum each month up to a maximum rate of 18%. The amended note contains similar covenants as the original Note, including covenants that, among other matters, limit senior indebtedness, the payment of dividends, and the disposition of assets. The revised covenants also include minimum EBITDA requirements and capital expenditure limitations. See Note 19 — Subsequent Events for more information.

Note 10 — Mandatorily Redeemable Preferred Stock:

      During December 2002, the Company issued 462,627 shares of Series A 8% Cumulative Convertible Preferred Stock (the “Preferred Stock”) at a stated value of $1.00 per share with a par value of $0.01 per share to investors having a pre-existing relationship with the Company, comprised of customers and employees. The issuance of the Preferred Stock occurred after the Company was unable to draw-down on the previous revolving credit facility.

      The shares of the Preferred Stock are convertible to common stock, at the option of the stockholder, at a conversion price of $7.50 per share. Dividends on the Preferred Stock are accrued on a semi-annual basis at an annual rate of 8.0% and paid, either in cash or in-kind at the election of the Company. Accrued dividends at June 30, 2003 were $19,000. During a 30-day period immediately following the third, fourth, fifth and each subsequent anniversary date of the issuance of the Preferred Stock, both the Company and the stockholder have the option to redeem the then outstanding shares of Preferred Stock for an amount equal to $1.00 plus all accrued but unpaid dividends for each share of Preferred Stock redeemed. The Company has the option, whether the Company or the Stockholder exercised their redemption option, to pay all or part of the redemption in shares of the Company’s common stock. In the event of any liquidation of the Company, the holders of Preferred Stock have a liquidation preference over common stock, plus all declared but unpaid dividends. In the event the assets are insufficient to cover the aforesaid amounts, the preferred stockholders would share in the assets ratably in proportion to the full preferential amount.

Note 11 — Employee Stock Option Plans:

      The Company has the following stock option plans: the 1990 Long-Term Incentive Plan (“1990 Incentive Plan”); the 1990 Directors Stock Option Plan (“1990 Directors Plan”); the 1998 Long-Term Incentive Plan (“1998 Incentive Plan”); the 1998 Directors Stock Option Plan (“1998 Directors Plan”); and the 2001 Stock Incentive Plan (“2001 Incentive Plan”). The Company has reserved 906,500 shares related to the Incentive Plans and 293,500 shares related to the Directors’ Plans. The Company has also reserved 3,438 shares for special option grants made outside the plans. Options granted pursuant to the plans and special grants are generally made at the fair market value of such shares on the date of grant and generally vest over twelve months. The contractual lives of the options are generally ten years.

      The following is a summary of stock option activity:

	Weighted	Long-Term	Weighted	Directors’	Weighted	Special	Weighted
	Average	Incentive	Average	Stock Option	Average	Option	Average	2002 Mgmt
	Option Prices	Plans	Option Prices	Plans	Option Prices	Grants	Option Prices	Stock Plan

Outstanding June 30, 2000	11.2	207,565	9.78	178,813	4.86	75,750
Granted	12.25	23,200	11.46	45,000
Exercised			10.72	(22,688)	6.40	(29,175)
Repurchased					3.08	(43,137)
Cancelled	15.2	(6,500)	14.26	(17,562)

Outstanding June 30, 2001	11.19	224,265	9.65	183,563	14.36	3,438	0	0
Granted	10.9	250,000	13.22	5,000			15.00	68,448
Exercised	3.26	(12,225)
Cancelled	15.88	(19,647)	2.98	(7,555)

Outstanding June 30, 2002	11.04	442,393	9.74	181,008	14.36	3,438	15.00	68,448
Granted	6.60	30,000
Exercised	2.81	(20,630)	3.54	(52,941)
Cancelled	13.60	(49,599)	12.96	(27,563)

Outstanding June 30, 2003	10.81	402,164	12.13	100,504	14.36	3,438	15.00	68,448

      The following is a summary of information about stock options issued and outstanding pursuant to the Incentive Plan, Directors Plan and special option grants at June 30, 2003:

	Options Outstanding			Options Exercisable

		Weighted	Weighted		Weighted
	Shares	Average	Average	Shares	Average
	Outstanding at	Contractual	Exercise	Exercisable at	Exercise
Exercise Price Range	June 30, 2003	Remaining Life	Price	June 30, 2003	Price

$ 2.806 - 6.600	53,758	6.84	$5.36	23,758	$3.79
9.252 - 10.900	257,626	7.94	10.80	257,626	10.80
11.200 - 12.908	133,140	4.74	11.92	133,140	11.92
14.364 - 16.875	130,030	6.89	15.24	61,582	15.51

	574,554	6.86	$11.56	476,106

      The Company had shares exercisable under the various options plans of 381,828 and 340,056 at June 30, 2002 and 2001, respectively, at a weighted average exercise price of $10.68 and $10.28, respectively.

      During fiscal 2003, the Company extended the termination dates of options by an additional five years for 55,730 shares held by a director, an officer, and several employees of the Company, resulting in compensation expense of $318,000. No other terms were modified including the vesting period or exercise price.

      During fiscal 2002, the Company extended the termination dates of options by an additional five years for 16,625 shares held by an officer and a director, resulting in compensation expense of $87,000. No other terms were modified including the vesting period or exercise price.

      During fiscal 1996, the Company sold 68,750 shares of its common stock to two officers for $812,500. The officers each paid $40,000 in cash and issued promissory notes of $732,500 for the balance of the purchase price. The notes are payable over ten years and due in fiscal 2006. As of June 30, 2003, $533,000 remained outstanding.

      During fiscal 2002 in connection with the 2002 Management Stock Purchase Plan the Company loaned certain officers a total of $3.9 million to purchase shares in the Company’s stock from CFK Partners (see Note 15) at a price of $15.00 per share, as adjusted for the one-for-two reverse stock split effective June 18, 2003. The trading price of the shares at that time was $9.80 per share. Included in this amount was a full recourse loan of approximately $2.9 million made to the Company’s CEO (“Full Recourse Note”). The remaining $1 million in loans (“Non-Recourse Loans”) to the other executives of the Company are collateralized by the related common stock. During fiscal 2002, the Company recorded a compensation charge of $792,000 in connection with these loans to reflect the benefit received by CFK Partners represented by the purchase price paid for the shares in excess of the market value of such shares at that time. The loans to the executives (including the Full Recourse Note), were made pursuant to employment agreements and contain provisions to be forgiven over either an eight-year or a ten-year period under certain conditions. The Non-Recourse Loans are being accounted for as a variable stock plan pursuant to APB Opinion No. 25, and the Full Recourse Note is being accounted for as a fixed stock plan. Compensation expense will be charged annually as the loans are forgiven. The amount of compensation expense recorded in fiscal 2003 and 2002 associated with the forgiveness of the loans was $403,000 and $34,000, respectively. See Note 1 regarding the restatement of the fiscal 2002 financial statements related to the purchase of shares of common stock of the Company from CFK Partners.

Note 12 — Acquisitions and Divestitures:

      The Company acquired various businesses during fiscal 2001. All acquisitions have been accounted for under the purchase method of accounting. Pro forma disclosures have not been provided as the aggregate annual purchases are not material. In fiscal 2002, the Company sold RPA (See Note 2) and one of its FBO facilities. The following describes the various purchases and the FBO disposition.

Fiscal 2002

      In June 2002, the Company sold its FBO operations at Bedford, Massachusetts for $15.5 million in cash, resulting in a pre-tax gain of $8.9 million. Estimated taxes of $3.5 million for this sale were transferred to a bank escrow account pending payment of the related federal and state taxes or payment of bank debt. The remaining cash proceeds of $12.0 million were utilized to repay bank debt.

Fiscal 2001

      On September 1, 2000, the Company acquired the assets of an FBO in Birmingham, Alabama from Raytheon Aircraft Services, Inc. (“RAS”) for $6.6 million in cash funded under the Company’s Acquisition Line. The acquisition was accounted for under the purchase method of accounting. The purchase price was allocated principally to Property, Equipment and Leaseholds.

      In July 2000, the Company purchased hangars, buildings and leaseholds at its Tulsa, Oklahoma FBO and paid $3.8 million which was borrowed from its Acquisition Line.

Note 13 — Mercfuel Private Placement:

      On March 7, 2001, the Company announced its plan to create an independent publicly traded company, MercFuel, Inc. (“MercFuel”). MercFuel was organized in Delaware on October 27, 2000 as a wholly owned subsidiary of the Company. On January 1, 2001, the Company transferred to MercFuel the assets and liabilities of its Fuel Sales division. On May 16, 2001, and amended twice thereafter, MercFuel filed a registration statement related to the proposed offering. Due to market conditions, the Company was not able to complete the offering. The Company incurred $985,000 of expenses associated with the offering and private placement which were expensed during the second quarter of fiscal 2001.

Note 14 — Commitments and Contingencies:

Leases

      The Company is obligated under noncancellable operating leases. Certain leases include renewal clauses and require payment of real estate taxes, insurance and other operating costs. Total rental expense on all such leases for fiscal 2003, 2002 and 2001 was $14,133,000, $12,547,000 and $10,133,000, respectively, which is net of sublease rental income of approximately $63,000, $183,000 and $332,000 for fiscal 2003, 2002 and 2001, respectively. The minimum annual rentals on all noncancellable operating leases having a term of more than one year at June 30, 2003 are as follows:

2004	$12,821,000
2005	11,937,000
2006	11,078,000
2007	6,993,000
2008	5,930,000
Thereafter	50,051,000

Total minimum payments required	$98,810,000

      The above minimum payments include amounts for the proposed rent increase for Air Cargo’s Avion Warehouse as discussed in Note 1 to the consolidated financial statements.

Purchase Commitments

      On April 1, 2003, Air Cargo entered into a one-year renewal of its contract to purchase all of South African Airlines cargo capacity on its passenger flights from the United States and Canada to South Africa. MAC’s one-year commitment for these routes is approximately $4.6 million, when is essentially unchanged from the previous year.

Litigation

      On May 1, 2002, Mercury received a Notice of Violation (“NOV”) for its Fort Wayne, Indiana FBO facility alleging that Mercury’s Spill Prevention, Control and Countermeasure Plan (the “SPCC Plan”) did not meet certain federal regulatory guidelines. Specifically, the Environmental Protection Agency (the “EPA”) alleged that Mercury’s SPCC Plan failed to provide for proper parking, secondary containment, and proper drainage of its refueler trucks. Mercury entered into discussions with the EPA and responded to the NOV. On January 29, 2003, the Company was notified by the EPA of some deficiencies in its latest SPCC Plan and requested the Company to submit a written response to its allegations within 30 days. On March 14, 2003, the Company received a NOV from the United States Environmental Protection Agency, Region 5 (the “EPA Region 5”) alleging certain deficiencies in the SPCC Plan for its Fort Wayne, Indiana FBO facility, submitted to the EPA in November 2002. The Company believes that it has resolved all deficiencies except for alleged deficiencies related to secondary containment for its refueler trucks and for the discrete fuel loading areas. Pursuant to an agreement detailed in a letter submitted to the EPA Region 5 on April 16, 2003, Mercury has been permitted to suspend modifications to its SPCC Plan regarding the installation of secondary containment for its refueler trucks, pending resolution of federal regulatory issues associated with secondary containment for such trucks. The EPA has also extended national compliance with regulations related to discrete loading areas until August 17, 2004. In the opinion of management, the ultimate resolution of this matter is not expected to have a material effect on the Company’s consolidated financial statements.

      On April 16, 2003, the Plan Committee of Shuttle America Corp. filed an Adversary Proceeding in the United States Bankruptcy Court, District of Connecticut alleging preferential transfers in the amount of $995,000. The parties reached a settlement agreement, which provides that the Company will pay Shuttle America $40,000. The settlement agreement is subject to approval of the Bankruptcy Court.

      In December 2001, a jury returned its verdict on Michael Marigny’s (“Plaintiff”) cause of action for retaliation in violation of California Fair Employment and Housing Act in favor of the Defendant, the Company, but awarded damages in the amount of $15,000 for Plaintiff’s cause of action for intentional of emotional distress. In February 2002, Plaintiff filed a notice of appeal with the Second Appellate Court (“Court”). The Court ruled on this appeal in August of 2003 affirming in part and reversing in part the judgment and the case was remanded for retrial. A new trial date has not been set at this time.

      On November 26, 2003, Signature Flight Support Corporation filed a complaint against Air Centers and Allied alleging: 1) breach of contract and tortuous interference with contract against Allied; 2) tortuous interference with prospective economic advantage against Allied; and 3) unfair business practices against Mercury and Allied. The Company believes that the allegations are without merit and is in the process of preparing a response. In the opinion of management, the ultimate resolution of this complaint will not have a material effect on the Company’s consolidated financial statements.

      The Company is also a defendant in certain litigation arising in the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material effect on either its financial position or operating results.

Note 15 — Related Party Transactions:

      CFK Partners is a partnership consisting of three of the Company’s directors, one of whom also serves as the Company’s Chief Executive Officer and another who serves as Chairman of the Board. In addition, CFK Partners also owns approximately 30% of the Company’s outstanding common stock.

      In January 2002, the Company sold the land and the office building which houses its corporate headquarters to CFK Realty Partners, LLC (“CFK Realty”) for $4,200,000, consisting of $2,800,000 in cash and a note receivable of $1,400,000. The note accrues interest at 5% and contains provisions whereby CFK Realty can elect to extend the maturity date in one year increments through December 31, 2004. The note had an original maturity date of December 31, 2002. In early December 2002, the Company received notification from CFK Realty that it was exercising its right to extend the maturity date of the note for an additional one year period. Concurrently with the sale, the Company also entered into a ten-year lease of the property for a monthly rental amount of approximately $37,000. During fiscal 2003, the Company expended $275,000 for leasehold improvements on its corporate headquarters. This amount will be amortized over the office lease term. CFK Realty financed the purchase of the headquarters through a $3.2 million loan. See Note 1 regarding the restatement of the fiscal 2002 financial statements related to the consolidation of CFK Realty.

      The Company and its Chairman (collectively, the “Members”) each own an equity interest in MercMed LLC (“MercMed”) of 64.94% and 35.06%, respectively. Accordingly, as more fully discussed below, MercMed has been included in the Company’s consolidated financial statements as of June 30, 2003. Minority Interest on the Company’s consolidated balance sheet represents the minority members’ equity in MercMed. MercMed was formed for the purpose of owning and operating an aircraft for the Members. In June 2003, the Members amended the MercMed Operating Agreement to amend each Member’s ownership interest from 50% for each Member to the ownership percentages previously noted. On March 27, 2003, MercMed obtained new financing for the aircraft which is a 15-year loan with the interest rate being fixed for the initial 36-month period. At the end of the initial 36-month period, the interest rate will be reviewed and fixed at the then Federal Home Loan Bank’s regular three-year interest rate plus 275 basis points. Each of the Members are guarantors of this note. Since the inception of the new loan and through June 30, 2003, MercMed is current on the payments due. The outstanding principal amount of the loan was $696,000 as of June 30, 2003.

      The Company uses the services of the legal firm McBreen and Kopko (the “Firm”) for various general corporate legal matters. Mr. Frederick H. Kopko, Jr., a partner of the Firm, is a member of the Company’s

Board of Directors and is a partner with CFK Partners, LLC. For the twelve month periods ended June 30, 2003, 2002 and 2001, the Company paid the Firm $699,000, $785,000 and $317,000, respectively, for legal services rendered.

Note 16 — Major Customers and Foreign Customers:

      AirTran Airways represented approximately 19%, 15% and 14% of consolidated revenues for fiscal 2003, 2002 and 2001, respectively. Government contract services consist of revenues from agencies of the United States government. Revenue from this segment represented approximately 6%, 7% and 6% of the Company’s consolidated revenues for fiscal 2003, 2002 and 2001, respectively. National, a customer of MercFuel, ceased operations on November 6, 2002. The Company had been providing fuel to National since May 1999. In December 2000, National filed for Chapter 11 bankruptcy protection and the Company continued to sell fuel to National on a secured basis under the auspices of the bankruptcy court. Sales to National represented approximately 6%, 13% and 14% of consolidated revenues for fiscal 2003, 2002 and 2001, respectively. No other customers accounted for over 10% of the Company’s consolidated revenues.

      The Company does business with a number of foreign airlines, principally in the sale of aviation fuels. For the most part, such sales are made within the United States and utilize the same assets and generally the same personnel as are utilized in the Company’s domestic business. Revenues related to these foreign airlines amounted to approximately 23%, 18% and 18% of consolidated revenues for fiscal 2003, 2002 and 2001, respectively.

Note 17 — Net Income (Loss) Per Share:

      Basic net income (loss) per common share is computed by dividing net income available to common shareholders by the weighted average number of common shares outstanding during the period.

      Diluted net income (loss) per share is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares and dilutive common stock equivalents. Common stock equivalents include stock options and shares resulting from the assumed conversion of subordinated debentures, when dilutive.

      The weighted average number of common shares outstanding and equivalent common shares outstanding have been adjusted retroactively to reflect the effect of the one-for-two reverse stock split that was effective June 18, 2003.

	Year Ended		Year Ended		Year Ended
	June 30, 2003		June 30, 2002		June 30, 2001

	Basic	Diluted	Basic	Diluted	Basic	Diluted

Weighted average number of common stock outstanding during the period	3,263,000	3,263,000	3,282,500	3,282,500	3,265,500	3,265,500
Common stock equivalents resulting from the assumed exercise of stock options				60,500		88,000
Common stock resulting from the assumed conversion of debentures				12,000		20,000

Weighted average number of common and common equivalent shares outstanding during the period	3,263,000	3,263,000	3,282,500	3,355,000	3,265,500	3,373,500

Net income (loss) from continuing operations	$(2,798,000)	$(2,798,000)	$4,687,000	$4,687,000	$3,747,000	$3,747,000
Add: Interest expense, net of tax, on convertible debentures				15,000		20,000

Adjusted income (loss) from continuing operations	$(2,798,000)	$(2,798,000)	$4,687,000	$4,702,000	$3,747,000	$3,767,000
Preferred stock dividends	(19,000)	(19,000)
Discontinued Operations:
Loss from discontinued operations			(170,000)	(170,000)	(858,000)	(858,000)
Loss on sale of discontinued operations					(477,000)	(477,000)

Adjusted net income (loss) applicable to common stockholders	$(2,817,000)	$(2,817,000)	$4,517,000	$4,532,000	$2,412,000	$2,432,000
Common stock and common stock equivalents	3,263,000	3,263,000	3,282,500	3,355,000	3,265,500	3,373,500
Net income (loss) per share:
From continuing operations	$(0.86)	$(0.86)	$1.43	$1.40	$1.15	$1.12
Loss from discontinued operations			(0.05)	(0.05)	(0.26)	(0.26)
Loss on sale of discontinued operations					(0.15)	(0.14)

Net income (loss) per share	$(0.86)	$(0.86)	$1.38	$1.35	$0.74	$0.72

Note 18 — Segment Reporting:

      The Company operates and reports its activities through four principal units: 1) MercFuel, 2) Air Centers, 3) Air Cargo and 4) Government Contract Services. Additionally, the Company had a fifth operating unit, RPA, which was sold on July 3, 2001 and is shown as a discontinued operation. As a result, RPA’s historical operating results have been reclassified as discontinued operations. The segment data included below has been restated to exclude amounts related to the RPA business unit.

				Government	Corporate
				Contract	or
	MercFuel	Air Centers	Air Cargo	Services	Unallocated	Total

			(Dollars in Thousands)
2003
Revenues	$280,136	$96,249	$32,691	$24,421	$(4,482)	$429,015
Gross margin	5,926	12,854	2,585	4,598		25,963
Depreciation and amortization	318	5,179	1,887	349	230	7,963
Capital expenditures	7	3,675	60	4	319	4,065
Segment assets	29,460	59,085	16,226	10,773	17,411	132,955
2002 (Restated, see Note 1)
Revenues	$232,573	$94,417	$28,124	$28,228		$383,342
Gross margin	6,581	13,545	898	6,789		27,813
Depreciation and amortization	63	5,780	2,292	715	408	9,258
Capital expenditures	30	3,954	332	122	62	4,500
Segment assets	27,183	60,479	16,159	12,995	19,398	136,214
2001
Revenues	$318,857	$99,482	$31,337	$28,770		$478,446
Gross margin	7,493	15,012	6,089	5,671		34,265
Depreciation and amortization	62	5,389	2,363	841	676	9,331
Capital expenditures	14	4,462	1,884	77	34	6,471
Segment assets	35,608	69,779	18,996	11,907	11,860	148,150

      Gross margin is used as the measure of profit and loss for segment reporting purposes as it is viewed by key decision makers as the principal operating indicator in measuring segment profitability. The key decision makers also view bad debt expense as an important measure of profit and loss. The predominant component of bad debt expense relates to MercFuel. Bad debt expense for MercFuel was approximately $1,060,000, $994,000 and $3,025,000 in fiscal 2003, 2002 and 2001, respectively; total bad debt expense was $1,648,000, $1,358,000 and $3,425,000 in fiscal 2003, 2002 and 2001, respectively.

Note 19 — Subsequent Events:

      On October 28, 2003, the Company announced that Allied had acquired the Company’s $24.0 million Senior Subordinated 12% Note from J. H. Whitney Co. Mezzanine Fund (the “Whitney Note”) and that the Company and Allied had entered into a definitive agreement, subject to the Company’s stockholders’ approval, completion of due diligence and regulatory agencies’ approvals and consents, to sell 100% of the outstanding common stock of Air Centers to Allied for $70 million (the “FBO Sale”). The actual cash proceeds to be received by the Company is subject to the establishment of an escrow account of $8,270 thousand associated with the month-to-month lease terms of the Air Centers’ FBO located at the Hartsfield Airport, reimbursement for certain FBO capital investments made by the Company, minimum Air Center working capital at closing and other customary terms and conditions. In accordance with the terms of the definitive agreement, as amended, the FBO Sale is to close on January 16, 2004 but the closing date can be extended, at Allied’s discretion, to April 16, 2004. The Company expects the FBO Sale to close in the Company’s third quarter of fiscal 2004.

      The Whitney Note, as amended, included provisions whereby the Company, if any amount of the principal on the Whitney Note remained outstanding as of December 31, 2003, would issue warrants to the note holder to purchase 5% of the Company’s outstanding common stock, exercisable for nominal consideration, and, if the amount of principal on the Whitney Note was greater than $12.0 million as of December 31, 2003, would issue warrants to the note holder to purchase an additional 5% of the Company’s outstanding common stock, exercisable for nominal consideration, along with an additional note in the original principal amount of $5.0 million. In addition, the Whitney Note, as amended, also provided that beginning January 2004 and continuing through June 2004, the interest rate will increase by 1% per annum each month up to a maximum of 18% per annum. Allied, in the new promissory note issued in replacement of the Whitney Note (the “Allied Note”), has waived the penalty provisions that were included in the Whitney Note. However, if the Allied Note is not prepaid in full by December 31, 2003 beginning January 2004 and continuing through June 2004, the interest rate will increase by 1% per annum each month up to a maximum of 18% per annum.

      Under the definitive agreement, the Company has agreed to sell its interest in Mercury Air Centers, Inc. (“Air Centers”) to Allied for a purchase price of $70 million, subject to an $8.3 million escrow account relating to a lease extension, reimbursement to Mercury related to certain capital investments made by Mercury, and adjustments for working capital and other customary terms and conditions. The sale of the Air Centers is subject to the Company’s shareholders approval, the completion of Allied’s due diligence, expiration of the Hart-Scott-Rodino waiting period and lender approval. In accordance with the terms of the definitive agreement, as amended, the close of the sale transaction is scheduled for January 16, 2004 but can be extended at Allied’s discretion through April 16, 2004. The Company anticipates that this transaction will close in the Company’s third quarter of fiscal 2004.

      On December 12, 2003 the Company entered into a settlement agreement (the “Hambro Settlement”) relating to litigation with J O Hambro Capital Management and certain of its affiliates and private clients (“J O Hambro”) whereby the Company issued three promissory notes for an aggregate principle amount of $3,586,000 (the “Hambro Notes”) in exchange for the following, among other things: 1) the repurchase of 343,600 shares of the Company’s common stock owned by J O Hambro; 2) reimbursement of certain costs associated with the mutual release of claims; 3) standstill agreement associated with the pending lawsuits and anticipated proxy solicitations. The Hambro Notes: 1) are subordinated to the Senior Secured Credit Facility and to the Senior Subordinated Note; 2) are due on the earlier of (a) March 31, 2006, provided that if the Senior Secured Credit Facility Matures on December 31, 2007 then such date shall be March 31, 2008 and (b) the ninetieth day following payment in full of the Senior Secured Credit Facility and the termination of commitments for the Senior Secured Lender to provide financing under the Senior Secured Credit Facility; and 3) bear and accrue interest at the rate of 12% per annum commencing on December 31, 2003 but will increase to 16% per annum for any amount of unpaid principal after June 30, 2004. During the second quarter of fiscal 2004, the Company will recognize expense of $1.8 million, which represents the consideration paid to J O Hambro in excess of the market value of the shares at that time.

      At the close of the FBO Sale, the Company estimates gross sales proceeds of $73.1 million. The Company intends to use these proceeds to: 1) prepay the outstanding principal amount on the Senior Secured Term Loan of $10 million; 2) repay all outstanding cash advances on the Revolving Line of Credit; 3) pay all accrued interest, fees and expenses associated with the Senior Secured Credit Facility; 4) provide cash collateral for the outstanding Letters of Credit of approximately $16.0 million; 5) prepay the outstanding principal amount on the Allied Note; 6) pay all accrued interest, fees and expenses associated with the Allied Note; 7) establish an escrow account for the FBO located at the Hartsfield Airport in the amount of $8.3 million; 8) repay the outstanding principal amount due on the Hambro Note of $3.6 million; 9) repay all accrued interest on the Hambro Note; and 10) pay all commissions, fees and expenses associated with the FBO Sale. After settlement of the all of the obligations noted above, the Company estimates that the FBO Sale will result in surplus cash proceeds of $4.0 million, of which an estimated $1.5 million will be required to settle the Company’s current income tax obligation associated with the FBO Sale.

Note 20 — Quarterly Financial Data (Unaudited):

	2003 (Restated, see Note 1)

	September 30	December 31	March 31	June 30

Sales and revenues	$107,895,000	$113,962,000	$111,027,000	$96,131,000
Gross margin	5,950,000	6,888,000	6,119,000	7,006,000

Net loss	(589,000)	(596,000)	(1,098,000)	(515,000)

Net loss per share:
Basic:	$(0.18)	$(0.18)	$(0.33)	$(0.17)

Diluted:	$(0.18)	$(0.18)	$(0.33)	$(0.17)

	2003 (As reported, see Note 1)

	September 30	December 31	March 31	June 30

Sales and revenues	$107,895,000	$113,962,000	$111,027,000	$96,131,000
Gross margin	6,065,000	7,003,000	6,233,000	7,006,000

Net loss	(482,000)	(490,000)	(954,000)	(515,000)

Net loss per share:
Basic:	$(0.15)	$(0.15)	$(0.29)	$(0.17)

Diluted:	$(0.15)	$(0.15)	$(0.29)	$(0.17)

	2002 (Restated, see Note 1)

	September 30	December 31	March 31	June 30

Sales and revenues	$103,752,000	$92,091,000	$87,918,000	$99,581,000
Gross margin	7,724,000	7,804,000	6,515,000	5,770,000
Net income (loss) from continuing operations	840,000	(31,000)	(390,000)	4,268,000
Net income (loss)	798,000	(31,000)	(390,000)	4,140,000
Net income per share:
Basic:
From continuing operations	$0.26	$(0.01)	$(0.12)	$1.30
Loss from discontinued operations	(0.01)			(0.04)

Net income (loss)	$0.25	$(0.01)	$(0.12)	$1.26

Diluted:
From continuing operations	$0.26	$(0.01)	$(0.12)	$1.27
Loss from discontinued operations	(0.01)			(0.04)

Net income (loss)	$0.25	$(0.01)	$(0.12)	$1.23

	2002 (As reported, see Note 1 )

	September 30	December 31	March 31	June 30

Sales and revenues	$103,752,000	$92,091,000	$87,918,000	$99,581,000
Gross margin	7,724,000	7,804,000	6,515,000	6,229,000
Net income (loss) from continuing operations	833,000	(31,000)	(380,000)	4,781,000
Net income (loss)	791,000	(31,000)	(380,000)	4,653,000
Net income per share:
Basic:
From continuing operations	$0.25	$(0.01)	$(0.12)	$1.47
Loss from discontinued operations	(0.01)			(0.04)

Net income (loss)	$0.24	$(0.01)	$(0.12)	$1.43

Diluted:
From continuing operations	$0.25	$(0.01)	$(0.12)	$1.44
Loss from discontinued operations	(0.01)			(0.04)

Net income (loss)	$0.24	$(0.01)	$(0.12)	$1.40

      See Note 1 to the consolidated financial statements regarding the restatement of the fiscal 2002 financial statements and each of the first three quarters of fiscal 2003.

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

SCHEDULE II — VALUATION AND QUALIFYING ACCOUNTS
Three Years Ended June 30, 2003

	Balance at	Charged to Costs	Deductions	Balance at End
Classification	Beginning of Period	and Expenses	(a)	of Period

2003
Allowance for doubtful accounts(b)	$1,583,000	$1,648,000	$(716,000)	$2,515,000

2002
Allowance for doubtful accounts	$1,653,000	$1,358,000	$(1,428,000)	$1,583,000

2001
Allowance for doubtful accounts	$2,291,000	$3,425,000	$(4,063,000)	$1,653,000

(a)	Accounts receivable that were written off.

(b)	Inclusive of allowance for trade accounts receivable and notes receivable.

Exhibit G

UNITED STATES OF AMERICA

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-Q

(Mark One)
☑	Quarterly report pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

For the quarterly period ended September 30, 2003

☐	Transition report pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

For the transition period from to

Commission File No. 1-7134

Mercury Air Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	11-1800515
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5456 McConnell Avenue Los Angeles, CA	90066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(310) 827-2737

      Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.     Yes ☑          No ☐

      Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Exchange Act).     Yes ☐          No ☑

      Indicate the number of shares outstanding of each of the issuer’s classes of common equity, as of the latest practicable date.

Number of Shares Outstanding
Title	as of January 7, 2004

Common Stock, $0.01 Par Value	2,954,818

PART I — FINANCIAL INFORMATION

Item 1.     Financial Statements

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	September 30,	June 30,
	2003	2003

	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,490,000	$2,802,000
Trade accounts receivable, net of allowance for doubtful accounts of $2,448,000 at September 30, 2003 and $2,006,000 at June 30, 2003	48,758,000	46,753,000
Inventories, principally aviation fuel	4,225,000	4,422,000
Prepaid expenses and other current assets	3,708,000	5,241,000
Deferred income taxes	1,125,000	901,000

Total current assets	61,306,000	60,119,000
PROPERTY, EQUIPMENT AND LEASEHOLDS, net of accumulated depreciation and amortization of $62,058,000 at September 30, 2003 and $61,061,000 at June 30, 2003	58,048,000	58,844,000
NOTES RECEIVABLE, net of allowance for doubtful accounts of $463,000 at September 30, 2003 and $509,000 at June 30, 2003	1,509,000	1,815,000
DEFERRED INCOME TAXES	2,282,000	2,284,000
GOODWILL	4,389,000	4,389,000
OTHER INTANGIBLE ASSETS, NET	958,000	1,033,000
OTHER ASSETS, NET	4,205,000	4,471,000

TOTAL ASSETS	$132,697,000	$132,955,000

LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$34,534,000	$34,677,000
Accrued expenses and other current liabilities	11,095,000	10,162,000
Current portion of long-term debt	4,156,000	4,194,000

Total current liabilities	49,785,000	49,033,000
LONG-TERM DEBT	24,771,000	25,501,000
SENIOR SUBORDINATED NOTE	23,489,000	23,445,000
DEFERRED RENT	1,728,000	1,885,000
MINORITY INTEREST	184,000	180,000

Total liabilities	99,957,000	100,044,000
COMMITMENTS AND CONTINGENCIES
MANDATORILY REDEEMABLE PREFERRED STOCK, Series A — $0.01 par value; 1,000,000 shares authorized; 462,627 shares outstanding at September 30 and June 30, 2003	490,000	481,000
STOCKHOLDERS’ EQUITY:
Preferred Stock — $0.01 par value; authorized 2,000,000 shares; no shares outstanding
Common Stock — $0.01 par value; authorized 18,000,000 shares; 3,298,418 and 3,293,568 shares outstanding at September 30 and June 30, 2003, respectively	33,000	33,000
Additional paid-in capital	22,509,000	22,496,000
Retained earnings	13,716,000	14,018,000
Accumulated other comprehensive loss	(78,000)	(86,000)
Notes receivable from officers	(3,930,000)	(4,031,000)

Total stockholders’ equity	32,250,000	32,430,000

Total liabilities, mandatorily redeemable preferred stock and stockholders’ equity	$132,697,000	$132,955,000

See accompanying notes to consolidated financial statements.

2

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended
	September 30,

	2003	2002

	(Unaudited)
Sales and revenues:
Sales	$78,576,000	$85,450,000
Service revenues	22,437,000	22,445,000

Total sales and revenues	101,013,000	107,895,000

Costs and expenses:
Cost of sales	68,986,000	76,034,000
Operating expenses	25,312,000	25,911,000

Total costs and expenses	94,298,000	101,945,000

Gross margin (excluding depreciation and amortization)	6,715,000	5,950,000

Expenses (income):
Selling, general and administrative	2,275,000	2,615,000
Provision for bad debts	383,000	352,000
Depreciation and amortization	2,171,000	2,051,000
Interest expense	2,594,000	1,384,000
Write-off of deferred financing costs		500,000
Interest income	(213,000)	(52,000)

Total expenses (income)	7,210,000	6,850,000

Loss before income tax benefit	(495,000)	(900,000)
Income tax benefit	(193,000)	(311,000)

Net loss	(302,000)	(589,000)
Accrued preferred stock dividends	(9,000)

Net loss applicable to common stockholders	$(311,000)	$(589,000)

Net loss per common share:
Basic	$(0.09)	$(0.18)

Diluted	$(0.09)	$(0.18)

See accompanying notes to consolidated financial statements.

3

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended
	September 30,

	2003	2002

	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(302,000)	$(589,000)
Adjustments to derive cash flow from operating activities:
Bad debt expense	383,000	352,000
Depreciation and amortization	2,171,000	2,051,000
Deferred income taxes	(222,000)	1,000
Deferred rent	(157,000)	147,000
Compensation expense related to remeasurement of stock options		318,000
Expense related to amortization of executive stock plan	101,000	102,000
Amortization of senior subordinated note discount	44,000	49,000
Loss on retirement of assets		41,000
Minority interest	4,000
Changes in operating assets and liabilities:
Trade and other accounts receivable	(2,388,000)	562,000
Inventories	197,000	(3,576,000)
Prepaid expenses and other current assets	1,533,000	(159,000)
Accounts payable	(143,000)	(2,756,000)
Accrued expenses and other current liabilities	942,000	(272,000)

Net cash provided by (used in) operating activities	2,163,000	(3,729,000)

CASH FLOWS FROM INVESTING ACTIVITIES:
Decrease in restricted cash		3,530,000
Increase in other assets	125,000	(37,000)
Decrease in notes receivable	306,000	80,000
Proceeds from sale of property		35,000
Additions to property, equipment and leaseholds	(1,160,000)	(610,000)

Net cash provided by (used in) investing activities	(729,000)	2,998,000

CASH FLOWS FROM FINANCING ACTIVITIES:
Net reduction of debt instruments	(768,000)	(418,000)
Repurchase of common stock		(370,000)
Proceeds from exercise of stock options	14,000

Net cash used in financing activities	(754,000)	(788,000)

Effect of exchange rate changes on cash	8,000	(39,000)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	688,000	(1,558,000)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	2,802,000	5,565,000

CASH AND CASH EQUIVALENTS, END OF PERIOD	$3,490,000	$4,007,000

CASH PAID DURING THE PERIOD FOR:
Interest	$1,527,000	$1,286,000
Income taxes	$349,000	$4,539,000

See accompanying notes to consolidated financial statements.

4

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2003
(Unaudited)

Note 1 — General

     Business

      Mercury Air Group, Inc. (the “Company”), a Delaware Corporation, was organized in 1956 and provides a broad range of services to the aviation industry through four principal operating units: Mercury Air Centers, Inc. (“Air Centers”), Mercury Air Cargo, Inc. (“Air Cargo”), MercFuel, Inc. (“MercFuel”) and Maytag Aircraft Corporation (“Maytag”), a provider of government contract services. The Air Centers operations consist of aviation fuel sales, commercial aircraft refueling operations (“into-plane”), aircraft ground support services, aircraft hangar services, secured aircraft parking (“aircraft tie-down services”) and aircraft maintenance at certain Air Center locations, known as Fixed Based Operations (“FBO’s”), for commercial, private, general aviation and United States Government aircraft (collectively “FBO services”). Air Cargo’s operations consist of cargo handling, the sale of cargo capacity on other airlines (“Cargo Space Logistics”), and general cargo sales agent services. MercFuel’s operations consist of the sale and delivery of fuel, primarily aviation fuel, to domestic and international commercial airlines, corporate aviation and air freight airlines. Maytag’s government contract services consist of the following services primarily for agencies of the United States Government: aircraft refueling and fuel storage operations, base operations support (“BOS”) services, air terminal and ground handling services and weather observation and forecasting services.

      On October 28, 2003, the Company announced that it had entered into a definitive agreement, subject to the Company’s stockholders’ approval, completion of due diligence, and regulatory agencies’ approvals and consents, to sell 100% of the outstanding common stock of Air Centers to Allied Capital Corporation (“Allied”) for $70 million, subject to adjustments (the “FBO Sale”). In accordance with the terms of the definitive agreement, as amended, closing of this transaction is to occur on January 16, 2004 but the closing date can be extended, at Allied’s discretion, to April 16, 2004. The Company expects the closing of the FBO sale to occur during its third quarter of fiscal 2004.

Risks and Uncertainties

      As of September 30, 2003, the $24.0 million Senior Subordinated 12% Note (the “Note”) contained provisions that provided incentives for the Company to prepay the principal of the Note. If the entire principal of the Note was not prepaid by December 31, 2003, the Note holder would have been entitled to stock warrants equivalent to 5% of the Company’s outstanding shares of common stock then outstanding, exercisable for nominal consideration. If the principal amount of the Note was in excess of $12.0 million on December 31, 2003, the Note holder would have been entitled to receive stock warrants equivalent to an additional 5% of the number of shares of common stock outstanding at that date, exercisable for nominal consideration, along with an additional note with a principal amount of $5.0 million. In addition, beginning January 2004 and continuing through June 2004, the interest rate was to increase by 1% per annum each month up to a maximum rate of 18%. Since December 30, 2002, the effective date of this amended Note, the Company expected that the Note would be outstanding for the full term of the Note and, therefore, accrued for the premium associated with the issuance of the additional consideration over the remaining term of the Note which was 36 months. However, on October 28, 2003, the Company announced that Allied had acquired the Note from the holder and had waived the provisions of the Note regarding the additional stock warrants, equivalent to 10% of the Company’s outstanding common stock, that would have been issued on December 31, 2003, as well as the provision regarding the additional $5.0 million note. In conjunction with the acquisition of the Note by Allied, the Company and Allied entered into a definitive agreement for Allied to purchase 100% of the outstanding common stock of Air Centers from the Company, subject to the Company’s stockholders’ approval, completion of due diligence and regulatory agency approvals. The purchase price for the Air Centers is $70 million, subject to adjustment for working capital and for certain investments made by the Company. At

5

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued

the close of the FBO Sale, $8.3 million from the sale proceeds will be deposited into an escrow account pending the award of a new lease for the FBO located at Atlanta’s Hartsfield International Airport. In accordance with the terms of the definitive agreement, as amended, the closing date for the FBO Sale is January 16, 2004 with Allied having the right to extend the closing date through April 16, 2004. The Company expects the FBO Sale to close during its third quarter of fiscal 2004.

      On December 5, 2003, the Company and its lenders under the Senior Secured Credit Facility executed the Fifth Amendment to the Loan and Security Agreement and Forebearance Agreement (the “Forebearance Agreement”). Among other things, the Company requested the lenders and the lenders agreed to forebear from exercising their rights and remedies under the Senior Secured Credit Facility for the following events of default, as defined in the Loan and Security Agreement: (1) the Company’s failure to deliver its annual audited financial statements for the fiscal year 2003 within the prescribed time-frame allowed; (2) the formation of a subsidiary, Mercury Air Center – Long Beach, without the prior consent of the lenders; (3) the Company’s failure to deliver supplemental schedules to the J. H. Whitney as required under the terms of the $24 million Senior Secured 12% Note. The Forebearance Agreement states that the lenders agree, for a limited time, to forebear from exercising their rights and remedies under the Senior Secured Credit Facility with respect to the events of default noted above. The Company is currently in compliance with the terms and conditions of the Forebearance Agreement.

      In April 2002, the Company received a notice from Los Angeles World Airports (“LAWA”) of a proposed rental increase for one of Air Cargo’s warehouse facilities at LAX (the “Avion Warehouse”). In response to this notice, the Company submitted protests to the LAWA Staff and Board of Commissioners regarding the proposed increase on the basis that: (1) the Company had made a substantial investment in the warehouse facility and the proposed rental increase would greatly reduce the Company’s ability to achieve an acceptable rate of return on the Company’s investment to date; (2) if any increase is to be made, it should be determined based on the Company being the developer of the facility and not strictly a tenant; and (3) that the amount of the proposed increase is not justified given the general business environment of the air cargo handling operations. In response to the Company’s protests to the proposed increase, in September 2002 the Company received a revised notice from LAWA of a reduced proposal for a rental increase for the Avion Warehouse. The LAWA Staff intend to present their recommended rental increase to the LAWA Board of Commissioners for approval in late January 2004. From June 18, 2003 through September 30, 2003, the accumulated amount of the retroactive rental increase is $1,772,000, which will be partially offset by recoverable retroactive sublease rental income of $742,000. The LAWA Staff has indicated that the retroactive portion of the rental increase would be payable by the Company in equal monthly installments over the remaining term of the lease agreement, which is scheduled to expire in June 2006. The proposed increase in the monthly rent, on a go-forward basis, is $64,000, or 35%, of the existing monthly rent. As of September 30, 2003, the Company has accrued $1,031,000 for the retroactive rental increase, which is net of the recoverable retroactive sublease rental income. Of this amount, $113,000 was recorded in the first quarter of fiscal 2004.

      Accounts receivable is comprised primarily of trade receivables from customers and is net of an allowance for doubtful accounts. The Company’s credit risk is based in part on the following: 1) substantially all receivables are related to the aviation industry, 2) there is a concentration of credit risk as there are several customers who at any time have significant balances owed to the Company, and 3) significant balances are owed by certain customers that are not adequately capitalized. In addition, significantly higher fuel prices for extended periods of time may have a negative impact on the aviation industry as it substantially increases airlines’ operating expenses. Smaller airlines with lower levels of capital may be more seriously impacted. The

6

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued

Company assesses its credit portfolio on an ongoing basis and establishes allowances which it believes are adequate to absorb potential credit problems that can be reasonably anticipated.

      The Company purchases fuel from a limited number of suppliers. If the Company’s relationship with any of these key suppliers terminates, the Company may not be able to obtain a sufficient quantity of fuel on favorable terms or may experience difficulty in obtaining fuel from alternative suppliers. Furthermore, difficulties faced by these suppliers or fuel shortages or the inability to obtain fuel from alternate sources at acceptable prices and terms, could impair the Company’s ability to sell fuel to its customers at competitive prices and terms.

Basis of Presentation

      The accompanying unaudited financial statements of Mercury Air Group, Inc. and subsidiaries (the “Company”) have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission for interim financial information. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments consisting of normal recurring adjustments and accruals necessary for a fair presentation have been reflected in these financial statements. Operating results for the quarter are not necessarily indicative of the results that may be expected for the fiscal year ending June 30, 2004 due to seasonal and other factors. In order to maintain consistency and comparability between periods presented, certain prior period amounts have been reclassified to conform to the current period presentation. The accompanying financial statements should be read in conjunction with the audited consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

New Accounting Pronouncements

      On April 30, 2003, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities.” This standard amends and clarifies the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” The provisions of this statement are generally effective for contracts entered into or modified after June 30, 2003. The Company does not expect this standard to have a material impact on the Company’s consolidated financial statements.

      In January 2003, the FASB issued Interpretation No. 46, “Consolidation of Variable Interest Entities” (“FIN 46”). This interpretation of Accounting Research Bulletin No. 51, “Consolidated Financial Statements,” addresses consolidation by business enterprises of variable interest entities. Under current practice, two enterprises generally have been included in consolidated financial statements because one enterprise controls the other through voting interests. FIN 46 defines the concept of “variable interests” and requires existing unconsolidated variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risks among the parties involved. This interpretation applies immediately to variable interest entities created after January 31, 2003. It applies in the first fiscal year or interim period beginning after December 15, 2003, to variable interest entities considered to be a special purpose entity (“SPE”) in which an enterprise holds a variable interest that it acquired before February 1, 2003. For non-SPE variable interest entities acquired before February 1, 2003, the interpretation must be adopted no later than the first interim or annual period ending after March 15, 2004. The interpretation may be applied prospectively with a cumulative-effect adjustment as of the date on which it is first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated. The Company is currently evaluating the potential impact of the adoption of FIN 46.

7

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued

      In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity,” which establishes standards for the classification and measurement of certain financial instruments with characteristics of both liabilities and equity. SFAS No. 150 requires classification of financial instruments within its scope as a liability, including financial instruments issued in the form of shares that are mandatorily redeemable, because those financial instruments are deemed to be, in essence, obligations of the issuer. The Company does not expect that the adoption of this standard will have a material impact on its consolidated financial statements.

Note 2 — Stock-Based Employee Compensation

      In December 2002, the FASB issued SFAS No. 148, “Accounting for Stock-Based Compensation Transition and Disclosure.” SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. The Company has elected to continue utilizing the intrinsic value method to account for stock-based compensation as allowed by SFAS No. 123, “Accounting for Stock-Based Compensation.”

      SFAS No. 148 also amends the disclosure requirements of SFAS No. 123, to require disclosure in both interim and annual financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148 is effective for the Company’s fiscal year ended June 30, 2003 and for interim financial statements beginning January 1, 2003.

      The Company has five stock option plans. As permitted under SFAS No. 123, the Company measures compensation expense related to employee stock options granted utilizing the intrinsic value method as prescribed by Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations under the intrinsic value method. The following table illustrates the pro forma effect on the net loss if the Company had applied the fair value recognition provisions of SFAS No. 123 to stock-based employee compensation.

	Three Months Ended
	September 30,

	2003	2002

Net loss, as reported	$(302,000)	$(589,000)
Add stock-based employee compensation expense included in net loss, net of tax	62,000	274,000
Less total stock based employee compensation determined under the fair value based method for all awards, net of tax	(32,000)	(198,000)

Pro forma net loss	$(272,000)	$(513,000)

Basic net loss per share — as reported	$(0.09)	$(0.18)
Basic net loss per share — pro forma	$(0.08)	$(0.16)
Diluted net loss per share — as reported	$(0.09)	$(0.18)
Diluted net loss per share — pro forma	$(0.08)	$(0.16)

Note 3 — Income Taxes

      Income taxes have been computed based on the estimated annual effective income tax rate for the respective periods.

Note 4 — Litigation

      On May 1, 2002, Mercury received a Notice of Violation (“NOV”) for its Fort Wayne, Indiana facility alleging that Mercury’s Spill Prevention, Control and Countermeasure Plan (the “SPCC Plan”) did not meet certain federal regulatory guidelines. Specifically, the Environmental Protection Agency (“EPA”) alleged

8

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued

that Mercury’s SPCC Plan failed to provide for proper parking, secondary containment, and proper drainage of its refueler trucks. Mercury entered into discussions with the EPA and responded to the NOV. On January 29, 2003, the Company was notified of some deficiencies in its latest SPCC Plan and requested that Mercury submit a written response to its allegations within 30 days. On March 14, 2003, Mercury received a NOV from the United States Environmental Protection Agency, Region 5 (“EPA Region 5”) alleging certain deficiencies in the SPCC Plan for its Fort Wayne, Indiana facility, submitted to the EPA Region 5 in November 2002. Mercury believes that it has resolved all deficiencies except for alleged deficiencies related to secondary containment for refueler trucks, and for its discrete fuel loading areas. Pursuant to an agreement detailed in a letter submitted to the EPA Region 5 on April 16, 2003, Mercury has been permitted to suspend modifications to its SPCC Plan regarding the installation of secondary containment for its refueler trucks, pending resolution of federal regulatory issues associated with secondary containment for such trucks. The EPA Region 5 has also extended national compliance with regulations related to discrete loading areas until August 17, 2004. In the opinion of management, the ultimate resolution of this matter is not expected to have a material effect on the Company’s consolidated financial statements.

      On April 16, 2003, the Plan Committee of Shuttle America Corp filed a Adversary Proceeding in the United States Bankruptcy Court, District of Connecticut alleging preferential transfers in the amount of $995,000. The parties reached a settlement agreement, which provides that the Company will pay Shuttle America $40,000. The settlement agreement is subject to approval of the Bankruptcy Court.

      On November 26, 2003, Signature Flight Support Corporation filed a complaint against Mercury Air Centers, Inc. and Allied Capital Corporation alleging: (1) breach of contract and tortious Interference with contract against Allied; (2) interference with prospective economic advantage against Allied; and (3) unfair business practices against Mercury and Allied. The Company believes that the allegations are without merit and is in the process of preparing a response. The Company has agreed to indemnify Allied and its affiliates (including, without limitation, Air Centers after the closing of the FBO Sale), directors, officers, agents ,employees and controlling persons from any liability, obligation, loss or expense to which Allied may become subject as a result of the complaint. In the opinion of management, the ultimate resolution of this complaint is not expected to have a material effect on the Company’s consolidated financial statements.

      On December 5, 2003, the Company terminated its Chief Operating Officer of Mercury Air Cargo. This former employee is claiming one year’s salary, (approximately $170,000), and other damages as a result of the termination. On December 31, 2003, he filed notice of demand for mediation.

      The Company is also a defendant in certain litigation arising in the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material effect on its consolidated financial statements. Reference is made to the Company’s Annual Report on Form 10-K for the period ended June 30, 2003 for additional Litigation Matters with respect to which no material developments have occurred in the current quarter.

Note 5 — Debt

      On December 30, 2002, the Company entered into a loan and security agreement, (“the Facility”), refinancing its senior secured credit facilities with Foothill Capital Corporation (“Foothill”), a division of Wells Fargo Bank, for a five-year term. In addition, the Company and J.H. Whitney Co. Mezzanine Fund entered into agreements revising the terms of the Note, which will mature on December 31, 2005. The funding under the Facility and the amendments to the Note were completed on December 31, 2002. On October 28, 2003, Allied acquired the Note from J. H. Whitney Co. Mezzanine Fund and waived certain provisions of the Note. See “Note 10 — Subsequent Event” for a description of the Note and the modified terms associated with the Note.

9

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued

      The Facility provides a total of up to $42.5 million in revolving and term loans. The term loan is for an amount equal to $12.5 million, while the revolving loan is for an amount not to exceed 85% of Eligible Accounts Receivable (as defined in the loan agreement), subject to certain limitations. The term loan is payable in $1.0 million installments each April 1 and October 1, beginning April 1, 2003 and in $0.5 million installments each July 1 and December 31, until paid in full. Amounts repaid under the term loan increase the maximum availability under the revolving loan. The Facility also provides for the issuance of certain letters of credit. The terms of the Facility requires that the Company maintain a minimum availability on the revolving line of credit of $2.5 million. As of September 30, 2003, the Company had $3.9 million of availability on the revolving line of credit. The amount of the available revolving credit line fluctuates on a daily basis dependent upon the amount of Eligible Receivables and the amount of letters of credit outstanding and the amount of outstanding cash borrowings against the revolving credit facility.

      The Facility may be terminated on December 23, 2005, if the Note is not paid in full or refinanced, on terms acceptable to Foothill, prior to October 31, 2005. The Facility is collateralized by substantially all of the assets of the Company and its subsidiaries. The Facility contains provisions that require the maintenance of certain financial ratios including minimum EBITDA levels, minimum fixed charge coverage ratios, and maximum annual capital expenditure levels. In addition, under the Facility, the Company is prohibited from paying non-intercompany cash dividends.

      While the Note is subordinate to the Facility, the loan and security agreement does allow for the prepayment of principal on both the Note and the Facility under certain conditions. Under the terms of the loan and security agreement, if certain conditions are met, the first $15.0 million of principal prepayment is to be applied equally to the outstanding principal of the Facility’s term loan and the Note. The next $4.5 million of principal prepayment is to be applied entirely to the outstanding principal of the Note. The next principal prepayments will then either be applied equally to the outstanding principal of the Facility and to the Note or entirely to the outstanding principal of the Note, depending on certain conditions, until the entire $24.0 million of the Note has been repaid in full.

Note 6 — Net Income (Loss) Per Share

      Basic net income (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding during the period. Net diluted income (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares and potential common shares except for amounts that are antidilutive. Potential common shares include stock options and shares resulting from the assumed conversion of subordinated debentures, when dilutive.

	Three Months Ended		Three Months Ended
	September 30, 2003		September 30, 2002

	Diluted	Basic	Diluted	Basic

Weighted average number of common shares outstanding during the period	3,298,418	3,298,418	3,231,500	3,231,500
Common share equivalents resulting from the assumed exercise of stock options

Weighted average number of common and common equivalent shares outstanding during the period	3,298,418	3,298,418	3,231,500	3,231,500

Note 7 — Segment Reporting

      The Company discloses segment information in accordance with SFAS No. 131, “Disclosure About Segments of an Enterprise and Related Information,” which requires companies to report selected segment information on a quarterly basis and to report certain entity-wide disclosures about products and services,

10

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued

major customers and material countries in which the entity holds assets and reports revenues. The operating segments reported below are the segments of the Company for which operating results are evaluated regularly by management in deciding how to allocate resources and in assessing performance. Intersegment sales are not significant.

      The Company operates and reports its activities through four principal units: 1) Fuel Sales, 2) Fixed Based Operations, 3) Cargo Operations and 4) Government Contract Services.

				Government	Corporate
		Fixed Base	Cargo	Contract	or
	Fuel Sales	Operations	Operations	Services	Unallocated	Total

	(Dollars In Thousands)
Quarter Ended September 30, 2003
Revenues	$64,990	$22,533	$8,894	$5,826	$(1,230)	$101,013
Gross margin	1,426	3,204	773	1,312		6,715
Depreciation and amortization	115	1,380	458	81	137	2,171
Capital expenditures	637	485	12	17	9	1,160
Segment assets	28,104	58,292	16,864	11,068	18,369	132,697
Quarter Ended September 30, 2002
Revenues	$70,573	$23,826	$7,290	$6,206		$107,895
Gross margin	1,620	2,973	404	953		5,950
Depreciation and amortization	54	1,253	546	91	107	2,051
Capital expenditures		524	65		21	610
Segment assets	30,957	58,797	15,262	12,059	15,311	132,386

      Gross margin is used as the measure of profit and loss for segment reporting purposes as it is viewed by key decision makers as the principal operating indicator in measuring segment profitability. The key decision makers also view bad debt expense as an important measure of profit and loss. The predominant component of bad debt expense relates to Fuel Sales. Bad debt expense for Fuel Sales was approximately $326,000 and $293,000 for the quarters ended September 30, 2003 and 2002, respectively; total bad debt expense was $383,000 and $352,000 in the quarters ended September 2003 and 2002, respectively.

Note 8 — Comprehensive Income

      Comprehensive loss is summarized as follows:

	Three Months Ended
	September 30,

	2003	2002

Net loss	$(302,000)	$(589,000)
Foreign currency translation adjustment	8,000	(39,000)

Comprehensive loss	$(294,000)	$(628,000)

Note 9 — Related Party Transactions

      CFK Partners is a partnership consisting of three of the Company’s directors, one of whom also serves as the Company’s Chief Executive Officer and another who serves as Chairman of the Board. In addition, CFK Partners also owns approximately 28.4% of the Company’s outstanding common stock and 24% of the combined common and preferred stock.

11

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued

      In January 2002, the Company sold the land and the office building which houses its corporate headquarters to CFK Realty Partners, LLC (“CFK Realty”) for $4,200,000, consisting of $2,800,000 in cash and a note receivable of $1,400,000. The note accrues interest at 5% and contains provisions whereby CFK Realty can elect to extend the maturity date in one year increments through December 31, 2004. The note had an original maturity date of December 31, 2002. In early December 2003, the Company received notification from CFK Realty that it was exercising its right to extend the maturity date of the note for an additional one year period. Concurrently with the sale, the Company also entered into a ten-year lease of the property for a monthly rental amount of approximately $37,000. CFK Realty financed the purchase of the building through a $3.2 million loan. CFK Realty is included in the Company’s consolidated financial statements included herein.

      The Company and its Chairman (collectively, the “Members”) each own an equity interest in MercMed LLC (“MercMed”) of 64.94% and 35.06%, respectively. Accordingly, MercMed has been included in the Company’s consolidated financial statements and the liability to the minority interest has also been reflected as of September 30, 2003. Minority Interest on the Company’s consolidated balance sheet represents the minority member’s equity in MercMed. MercMed was formed for the purpose of owning and operating an aircraft for the Members. In June 2003, the Members amended the MercMed Operating Agreement to amend each Member’s ownership interest from 50% for each Member to the ownership percentages previously noted. On March 27, 2003, MercMed obtained new financing for the aircraft which is a 15-year loan with the interest rate being fixed for the initial 36-month period. At the end of the initial 36-month period, the interest rate will be reviewed and fixed at the then Federal Home Loan Bank’s regular three-year interest rate plus 275 basis points. Each of the Members are guarantors of this note. Since the inception of the new loan and through September 30, 2003, MercMed is current on the payments due. The outstanding principal amount of the loan as of September 30, 2003 was $691,000.

      The Company uses the services of the legal firm McBreen and Kopko (the “Firm”) for various general corporate legal matters. Mr. Frederick H. Kopko, Jr., a partner of the Firm, is a member of the Company’s Board of Directors and is a partner with CFK Partners, LLC. For the three month periods ended September 30, 2003 and 2002, the Company paid the Firm $142,000 and $134,000, respectively, for legal services rendered.

Note 10 — Subsequent Events

      On October 28, 2003, the Company announced that Allied had acquired the Company’s $24.0 million Senior Subordinated 12% Note from J. H. Whitney Co. Mezzanine Fund (the “Whitney Note”) and that the Company and Allied had entered into a definitive agreement, subject to stockholders’ approval, completion of due diligence and regulatory agencies’ approvals and consents, for Allied to acquire 100% of the outstanding stock of Mercury Air Centers, Inc. for $70 million. The actual cash proceeds to be received by the Company is subject to the establishment of an escrow account of $8.3 million associated with the month-to-month terms of the Air Centers’ FBO located at the Atlanta Hartsfield International Airport, reimbursement for certain FBO capital investments made by the Company, minimum Air Centers working capital at closing and other customary terms and conditions. In accordance with the terms of the definitive agreement, as amended, the FBO Sale is to close on January 16, 2004 but the closing date can be extended, at Allied’s discretion, to April 16, 2004. The Company expects this transaction to close during its third quarter of fiscal 2004.

      The Whitney Note, as amended, included provisions whereby the Company, if any amount of the principal on the Whitney Note remained outstanding as of December 31, 2003, would issue warrants to the note holder to purchase 5% of the Company’s outstanding common stock, exercisable for nominal consideration, and, if the amount of principal on the Whitney Note was greater than $12.0 million as of December 31, 2003, would issue warrants to the note holder to purchase an additional 5% of the Company’s outstanding common stock, exercisable for nominal consideration, along with an additional note in the original principal amount of $5.0 million. In addition, the Whitney Note, as amended, also provided that beginning January

12

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — Continued

2004 and continuing through June 2004, the interest rate will increase by 1% per annum each month up to a maximum of 18% per annum. Allied, in the new promissory note issued in replacement of the Whitney Note (the “Allied Note”), has waived the penalty provisions that were included in the Whitney Note, however, beginning January 2004 and continuing through June 2004, the interest rate will increase by 1% per annum each month up to a maximum of 18% per annum.

      On December 12, 2003, the Company entered into a settlement agreement (the “Hambro Settlement”) relating to litigation with J O Hambro Capital Management and certain of its affiliates and private clients (“J O Hambro”) whereby the Company issued three promissory notes for an aggregate principle amount of $3,586,000 (the “Hambro Notes”) in exchange for the following: (1) the release of certain claims by J O Hambro; (2) the Company’s agreement to dismiss litigation against J O Hambro; (3) the Company’s agreement not to institute certain litigation against J O Hambro and certain other parties; (4) reimbursement of certain costs associated with the pending litigation and the defense of and preparation for anticipated litigation between the parties; and (5) the purchase of 343,600 shares of the Company’s common stock in exchange for the Hambro Notes. The Hambro Notes: (1) are subordinated to the Senior Secured Credit Facility and to the Senior Subordinated Note; (2) are due on the earlier of (a) March 31, 2005, provided that if the Senior Secured Credit Facility matures on December 31, 2007 then such date shall be March 31, 2008 and (b) the ninetieth day following the payment in full of the Senior Secured Credit Facility and the termination of commitments for the Senior Secured Lender to provide financing under the Senior Secured Credit Facility; and (3) bear and accrue interest at the rate of 12% per annum commencing on December 31, 2003 but will increase to 16% per annum for any amount of unpaid principal after June 30, 2004. During the Company’s second quarter of fiscal 2004, the Company will recognize expense of $1.8 million, which represents the consideration paid to J O Hambro in excess of the market value of the shares at the time of the settlement.

      At the close of the FBO Sale, the Company estimates gross sales proceeds of $73.1 million. The Company intends to use these proceeds to: 1) prepay the outstanding principal amount on the Senior Secured Term Loan of $10 million; 2) repay all outstanding cash advances on the Revolving Line of Credit; 3) pay all accrued interest, fees and expenses associated with the Senior Secured Credit Facility; 4) provide cash collateral for the outstanding Letters of Credit of approximately $16.0 million; 5) prepay the outstanding principal amount on the Allied Note; 6) pay all accrued interest, fees and expenses associated with the Allied Note; 7) establish an escrow account for the FBO located at the Hartsfield Airport in the amount of $8.3 million; 8) repay the outstanding principal amount due on the Hambro Note of $3.6 million; 9) repay all accrued interest on the Hambro Note; and 10) pay all commissions, fees and expenses associated with the FBO Sale. After settlement of the all of the obligations noted above, the Company estimates that the FBO Sale will result in surplus cash proceeds of $4.0 million, of which an estimated $1.5 million will be required to settle the Company’s current income tax obligation associated with the FBO Sale.

13

Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations

      Results of Operations — Comparison of the Three Months ended September 30, 2003 and September 30, 2002

      The following tables set forth, for the periods indicated, the revenues and gross margin for each of the Company’s four operating units, as well as selected other financial statement data.

	Three Months Ended September 30,

	2003		2002

		% of Total		% of Total
	Amount	Revenues	Amount	Revenues

	($ in thousands)
Revenues:
Fuel Sales	$64,990	64.3%	$70,573	65.4%
FBOs	22,533	22.3	23,826	22.1
Cargo Operations	8,894	8.8	7,290	6.8
Government Contract Services	5,826	5.8	6,206	5.7
Intercompany Eliminations	(1,230)	(1.2)	0	0

Total Revenue	$101,013	100.0%	$107,895	100.0%

		% of Unit		% of Unit
	Amount	Revenues	Amount	Revenues

Gross Margin(1):
Fuel Sales	$1,426	2.2%	$1,620	2.3%
FBOs	3,204	14.2	2,973	12.5
Cargo Operations	773	8.7	404	5.6
Government Contract Services	1,312	22.5	953	15.4

Total Gross Margin	$6,715	6.7%	$5,950	5.5%

		% of Total		% of Total
	Amount	Revenues	Amount	Revenues

Selling, general and administrative	$2,275	2.3%	$2,615	2.4%
Provision for bad debts	383	0.4	352	0.3
Depreciation and amortization	2,171	2.1	2,051	1.9
Interest expense and other	2,381	2.4	1,332	1.2
Write off of deferred financing costs	0	0	500	0.5

Loss before tax	(495)	(0.5)	(900)	(0.8)
Income tax benefit	(193)	(0.2)	(311)	(0.3)

Net loss	$(302)	(0.3)%	$(589)	(0.5)%

(1)	Gross margin as used here and throughout Management’s Discussion includes certain selling, general and administrative costs which are charged directly to the operating units, but excludes depreciation and amortization expenses and selling, general and administrative expense.

Three Months Ended September 30, 2003 Compared to September 30, 2002

      Revenue for the Company in the first quarter of fiscal 2004 was $101,013 thousand, which decreased by 6.4% from revenue of $107,895 thousand reported for the first quarter of fiscal 2003. The decrease in revenue is due to lower MercFuel revenue of $5,583 thousand. Gross margin increased by 12.9% to $6,715 thousand in the first quarter of fiscal 2004 from $5,950 thousand reported in the first quarter of fiscal 2003. The increase in

14

gross margin is due to improved performances at the Company’s Air Centers, Air Cargo and Maytag Government Contract Services Operations segments.

      MercFuel, the Company’s fuel sales business, generated revenue of $64,990 thousand in the current period, a decrease of $5,583 thousand or 7.9% from last year’s revenue of $70,573 thousand. The decrease in revenue was primarily due to lower sales volume partially offset by higher average fuel sales prices. Fuel sales volume was 64.3 million gallons in the first quarter of fiscal 2004, a decrease of 15.8 million gallons from the same period of fiscal 2003 resulting in a reduction in sales revenue of $13.9 million. The decline in sales volume is due to National Airlines, Inc. (“National”), a customer of MercFuel since May 1999, ceasing operations on November 6, 2002. Sales volume to National in the first quarter of fiscal 2003 was 20.9 million gallons, resulting in revenue of $17.5 million. Excluding the sales volume to National from the sales volume in the first quarter of fiscal 2003, first quarter 2004 sales volume increased 5.2 million gallons, or 8.8% from last year. The average sales price in the first quarter of fiscal 2004 was $1.01 per gallon, an increase of $0.129 per gallon from the same period of last year resulting in revenue increasing due to higher average sales prices of $8.3 million. The higher average sales price is due to higher worldwide petroleum prices. Revenues from the fuel sales business represented 64.3% of the Company’s total revenue in the current period compared to 65.4% of revenue in the comparable prior year quarter. Gross margin from fuel sales was $1,426 thousand in the current period compared with $1,620 thousand in the same period last year, of which $0.2 million was generated from sales to National. The decline in gross margin was primarily due to National ceasing operations. The average gross margin per gallon sold in the first quarter of fiscal year 2004 was $0.0396 per gallon as compared to $0.0347 for the same period last year.

      The Company’s Air Centers business segment had revenue of $22,533 thousand in the first quarter of fiscal year 2004, a decrease of $1,293 thousand or 5.4% from last year’s first quarter revenue of $23,826 thousand. The revenue decrease was mainly due to lower revenue of $1.0 million in maintenance activities in the Air Center operations. The Air Centers’ aviation fuel sales volume in the first quarter of fiscal 2004 was 7.8 million gallons with an average sales price of $1.91 per gallon as compared to last year’s first quarter sales volume of 8.8 million gallons with an average sales price of $1.70 per gallon. The higher average sales price was mainly due to higher worldwide petroleum prices. Gross margin increased by $231 thousand or 7.8% in the current period to $3,204 thousand from $2,973 thousand last year due to the Company’s efforts to reduce operating expenses.

      The Company’s Air Cargo operations had revenue of $8,894 thousand in the first quarter of fiscal 2004, an increase of $1,604 thousand or 22% from the revenue of $7,290 thousand in the first quarter of fiscal 2003. The increase in revenue is mainly due to improvements in cargo handling of $0.5 million, cargo management of $0.2 million and cargo marketing services of $0.9 million. Gross margin from Air Cargo operation in the current period increased by $369 thousand, or 91.3%, to $773 thousand from $404 thousand in the year ago period due to higher volume for cargo management and Mercury World Cargo operations resulting in higher gross margin of $0.2 million and of $0.2 million, respectively.

      The Company’s Government Contract Services segment had revenue of $5,826 thousand in the first quarter of fiscal 2004, a decrease of $380 thousand or 6.1% from revenue of $6,206 thousand in the first quarter of fiscal 2003. The revenue decrease is primarily due to the decreased revenue from the Weather Data Services contracts in the amount of $0.3 million and the loss of one refueling contract, which generated revenue of $0.3 million last year. Gross margin in the current period increased by $359 thousand or 37.7% to $1,312 thousand from $953 thousand last year due to higher margin on the Kuwait Air Terminal and the Patrick Base Operation contracts, which had a reserve for legal settlements of $0.3 million in the first quarter of fiscal 2003.

      Selling, general and administrative expenses in the current quarter decreased by $340 thousand, or 13.0%, to $2,275 thousand from $2,615 thousand in last year’s quarter primarily due to $0.3 million associated with the extension of certain stock options and $0.3 million associated with a reserve for legal settlements included in the first quarter of fiscal 2003.

      Provision for bad debts was $383 thousand in the current period, essentially unchanged from the same period last year.

15

      Depreciation and amortization expense was $2,171 thousand in the current period compared to $2,051 thousand a year ago.

      Interest expense and other was $2,381 thousand in the first quarter of fiscal 2004, an increase of $1,049 thousand from the same period last year. The increase was primarily due to the accrual in the first quarter of fiscal 2004 of $0.9 million for the premium relating to the senior subordinated note which would have been payable in the event the note was not prepaid prior to December 31, 2003. As noted in “Note 10 — Subsequent Events,” on October 28, 2003, the Company announced that Allied had acquired the senior subordinated note from J.H. Whitney and waived many of the premiums that would have been due in the event that the note was not prepaid by December 31, 2003.

      The Company wrote off capitalized financing costs in the first quarter of fiscal 2003 associated with the Company’s debt restructuring in the amount of $500 thousand.

      The effective income tax rate in the first quarter of fiscal year 2004 was 39.0% compared to 34.5% in the same period last year. The lower effective income tax rate in the prior period is due to certain non-deductible expenses and a lower effective state income tax benefit rate.

Liquidity and Capital Resources

      As of September 30, 2003, the Company’s cash and cash equivalents were $3.5 million, an increase of $0.7 million as compared to a decrease of $1.6 million during last year’s first quarter.

      Cash provided by operating activities for the three month period ended September 30, 2003 was $2.2 million as compared to cash used for operating activities of $3.7 million in the first quarter of fiscal 2003. The change in operating assets and liabilities resulted in an increase of $0.1 as compared to a decrease of $6.2 million in the first quarter of fiscal 2003 which reflects a payment of $4.5 million for income taxes primarily due to the sale of the Bedford FBO late in fiscal 2002.

      During the first three months of fiscal 2004, the Company used $0.7 million in investing activities primarily due to additions to property, equipment and leaseholds of $1.2 million, offset by a $0.4 million reduction in notes receivable and other assets. This compared to cash provided from investing activities of $3.0 million during the first quarter of fiscal 2003 resulting from the reduction in restricted cash of $3.5 million established to pay for the estimated income tax obligation from the sale of the Bedford FBO partially offset by capital expenditures of $0.6 million. The Company’s financing activities resulted in a net cash outlay of $0.8 million during the first quarter primarily associated with the scheduled repayment of debt, essentially unchanged from last year.

      On December 30, 2002, the Company entered into a loan and security agreement with Foothill Capital Corporation (“Foothill”), now known as Wells Fargo Foothill, a division of Wells Fargo Bank (the “Facility”), refinancing its senior collateralized credit facilities for a five-year term, as agent for the lenders party thereto. In addition, the Company and J.H. Whitney Co. Mezzanine Fund entered into agreements amending the terms of the subordinated note (the “Whitney Note”), which will mature on December 31, 2005. The initial funding from the facility and the amendments to the subordinated note were completed on December 31, 2002.

      The Company’s senior secured credit facility (“Facility”) consists of up to $42.5 million in revolving and term loans. The term loan is currently for an amount equal to $11.0 million, while the revolving loan is for an amount not to exceed 85% of Eligible Accounts Receivable (as defined in the loan agreement), subject to certain limitations. The term loan is payable in $1.0 million installments each April 1 and October 1, beginning April 1, 2003 and in $0.5 million installments each July 1 and December 31, until paid in full. Amounts repaid under the term loan increase the maximum availability under the revolving loan. The Facility also provides for the issuance of certain letters of credit. The terms of the Facility require that the Company maintain a minimum availability on the revolving line of credit of $2.5 million. As of September 30, 2003, the Company had $3.9 million of availability on the revolving line of credit. The amount of available revolving credit line fluctuates on a daily basis dependent upon the amount of Eligible Receivables, the amount of letters of credit outstanding and the amount of outstanding cash borrowings against the revolving credit facility.

16

      The Facility may be terminated on December 23, 2005, if the Whitney Note is not paid in full or refinanced, on terms acceptable to Foothill, prior to October 31, 2005. The Facility is collateralized by substantially all of the assets of the Company and its subsidiaries. The Facility contains provisions that require the maintenance of certain financial ratios including minimum EBITDA levels, minimum fixed charge coverage ratios, and maximum annual capital expenditure levels. In addition, under the Facility, the Company is prohibited from paying non-intercompany cash dividends.

      The amended Whitney Note is in the form of a $24.0 million Senior Subordinated 12% Note (the “Note”) with detachable warrants to purchase 251,563 shares of the Company’s common stock exercisable through September 9, 2006 at $6.10 per share as adjusted for the one-for-two stock split in July 2003. The warrant exercise price was reduced from $11.0 per share. The Note is collateralized by the Company’s assets, subordinate to Foothill’s interest. Warrants to purchase an additional 5% of the Company’s common stock, exercisable for nominal consideration, will be issuable if the principal amount of the Note is not prepaid by December 31, 2003. Warrants to purchase a second 5% of the Company’s common stock, exercisable for nominal consideration, along with an additional note in the original principal amount of $5 million must also be issued if the outstanding principal amount of the Note is greater than $12 million after December 31, 2003. However, on October 28, 2003 the Company announced that Allied had acquired the Note from Whitney and waived the provisions for the additional warrants equivalent to 10% of the Company’s outstanding common stock and the additional $5 million note. Beginning January 2004 and continuing through June 2004, the interest rate will increase by 1% per annum each month up to a maximum rate of 18%. The amended note contains similar covenants as the original Note, including covenants that, among other matters, limit senior indebtedness, the payment of dividends, and the disposition of assets. The revised covenants also include minimum EBITDA requirements and capital expenditure limitations.

      On October 28, 2003, the Company also announced the FBO Sale, for which closing is, among other things, contingent on: 1) stockholder approval; 2) the completion of due diligence; and 3) regulatory agencies’ approvals and consents. The proceeds from the FBO Sale are subject to the establishment of an escrow account in the amount of $8.3 million to be distributed at the earlier of the award of a long term lease to Allied for the FBO at the Hartsfield Airport or in five equal annual installment payments starting at the first anniversary date of the close of the FBO Sale if the Air Centers’ lease for the Hartsfield FBO is not terminated earlier, reimbursement for certain FBO capital expenditures made by the Company, minimum working capital amounts at closing and other customary terms and conditions. The Company has received consent for the FBO Sale from its Senior Lenders. In accordance with the terms of the definitive agreement, as amended, the FBO Sale is to close on January 16, 2004 but the closing date can be extended, at Allied’s discretion, to April 16, 2004. The Company expects the FBO Sale to close in the Company’s third quarter of fiscal 2004.

      On December 5, 2003, the Company and its lenders under the Senior Secured Credit Facility executed the Fifth Amendment to the Loan and Security Agreement and Forebearance Agreement (the “Forebearance Agreement”). Among other things, the Company requested the lenders and the lenders agreed to forebear from exercising their rights and remedies under the Senior Secured Credit Facility for the following events of default, as defined in the Loan and Security Agreement: (1) the Company’s failure to deliver its annual audited financial statements for the fiscal year 2003 within the prescribed time-frame allowed; (2) the formation of a subsidiary, Mercury Air Center — Long Beach, without the prior consent of the lenders; (3) the Company’s failure to deliver supplemental schedules to the J. H. Whitney as required under the terms of the $24 million Senior Secured 12% Note. The Forebearance Agreement states that the lenders agree, for a limited time, to forebear from exercising their rights and remedies under the Senior Secured Credit Facility with respect to the events of default noted above. The Company is currently in compliance with the terms and conditions of the Forebearance Agreement.

      On December 12, 2003, the Company entered into a settlement agreement (the “Hambro Settlement”) relating to litigation with J O Hambro Capital Management and certain of its affiliates and private clients (“J O Hambro”) whereby the Company issued three promissory notes for an aggregate principle amount of $3,586,000 (the “Hambro Notes”) in exchange for the following, among other things: (1) The release of certain claims by J O Hambro; (2) the Company’s agreement to dismiss litigation against J O Hambro;

17

(3) the Company’s agreement not to institute certain litigation against J O Hambro and certain other parties; (4) reimbursement of certain costs associated with the pending litigation and the defense preparation for anticipated litigation between the parties; and (5) the purchase of 343,600 shares of the Company’s common stock in exchange for the Hambro Notes. The Hambro Notes: 1) are subordinated to the Senior Secured Credit Facility and to the Senior Subordinated Note; 2) are due on the earlier of (a) March 31, 2006, provided that if the Senior Secured Credit Facility Matures on December 31, 2007 then such date shall be March 31, 2008 and (b) the ninetieth day following payment in full of the Senior Secured Credit Facility and the termination of commitments for the Senior Secured Lender to provide financing under the Senior Secured Credit Facility; and 3) bear and accrue interest at the rate of 12% per annum commencing on December 31, 2003 but will increase to 16% per annum for any amount of unpaid principal after June 30, 2004. During the second quarter of fiscal 2004, the Company will recognize as expense $1.8 million, which represents the consideration paid to J.O. Hambro in excess of the market value of such shares at that time.

      At the close of the FBO Sale, the Company estimates gross sales proceeds of $73.1 million. The Company intends to use these proceeds to: 1) prepay the outstanding principal amount on the Senior Secured Term Loan of $10 million; 2) repay all outstanding cash advances on the Revolving Line of Credit; 3) pay all accrued interest, fees and expenses associated with the Senior Secured Credit Facility; 4) provide cash collateral for the outstanding Letters of Credit of approximately $16.0 million; 5) prepay the outstanding principal amount on the Allied Note; 6) pay all accrued interest, fees and expenses associated with the Allied Note; 7) establish an escrow account for the FBO at the Hartsfield Airport in the amount of $8.3 million; 8) repay the outstanding principal amount due on the J. O. Hambro Note of $3.6 million; 9) repay all accrued interest on the Hambro Notes; and 10) pay all commissions, fees and expenses associated with the sale transaction. After settlement of the all of the obligations noted above, the Company estimates that the transaction will result in surplus cash proceeds of approximately $4.0 million, of which an estimated $1.5 million will be required to settle the Company’s current income tax obligation associated with the FBO Sale although the exact amount of the surplus cash proceeds will be dependent upon many factors including, but not limited to, the date of closing.

      The Company is currently evaluating new credit facilities to support the Company’s expansion of its remaining three business lines and to support the Company’s Letters of Credit requirements thereby releasing the cash collateral of approximately $16 million to be used for working capital requirements and general corporate purposes.

Critical Accounting Policies

      Management’s beliefs regarding critical accounting policies have not changed significantly from those discussed in Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

Item 3.	Quantitative and Qualitative Disclosure About Market Risk

      There has been no material change during the quarter ended September 30, 2003 from the disclosures regarding market risk presented in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

Item 4.	Controls and Procedures

Evaluation of Disclosure Controls and Procedures

      Based on evaluations as of September 30, 2003, our principal executive officer and principal financial officer, with the participation of our management team, have concluded that our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act) are effective to ensure that information required to be disclosed by us in reports that we file or submit under the Securities Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC.

18

Changes in Internal Controls

      There were no significant changes in our internal controls or in other factors that could significantly affect these internal controls subsequent to the date of their most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Forward-Looking Statements

      Statements contained in this Quarterly Report on Form 10-Q which are not historical facts are forward-looking statements. In addition, Mercury, from time-to-time, makes forward-looking statements concerning its expected future operations and performance and other developments. Such forward-looking statements are necessarily estimates reflecting Mercury’s best judgment based upon current information and involve a number of risks and uncertainties, and there can be no assurance that other factors will not affect the accuracy of such forward-looking statements. While it is impossible to identify all such factors, factors which could cause actual results to differ materially from those estimated by Mercury include, but are not limited to, risks associated with acquisitions, the financial condition of customers, non-renewal of contracts, government regulation, as well as operating risks, general conditions in the economy and capital markets, and other factors which may be identified from time-to-time in Mercury’s Securities and Exchange Commission filings and other public announcements.

PART II — OTHER INFORMATION

Item 1.	Legal Proceedings

      On May 1, 2002, Mercury received a Notice of Violation (“NOV”) for its Fort Wayne, Indiana facility alleging that Mercury’s Spill Prevention, Control and Countermeasure Plan (the “SPCC Plan”) did not meet certain federal regulatory guidelines. Specifically, the Environmental Protection Agency (“EPA”) alleged that Mercury’s SPCC Plan failed to provide for proper parking, secondary containment, and proper drainage of its refueler trucks. Mercury entered into discussions with the EPA and responded to the NOV. On January 29, 2003, the Company was notified of some deficiencies in its latest SPCC Plan and requested that Mercury submit a written response to its allegations within 30 days. On March 14, 2003, Mercury received a NOV from the United States Environmental Protection Agency, Region 5 (“EPA Region 5”) alleging certain deficiencies in the SPCC for its Fort Wayne, Indiana facility, submitted to the EPA Region 5 in November 2002. Mercury believes that it has resolved all deficiencies except for alleged deficiencies related to secondary containment for refueler trucks for its discrete fuel loading areas. Pursuant to an agreement detailed in a letter submitted to the EPA Region 5 on April 16, 2003, Mercury has been permitted to suspend modifications to its SPCC Plan regarding the installation of secondary containment for its refueler trucks, pending resolution of federal regulatory issues associated with secondary containment for such trucks. The EPA Region 5 has also extended national compliance with regulations related to discrete loading areas until August 17, 2004. In the opinion of management, the ultimate resolution of this matter is not expected to have a material effect on the Company’s consolidated financial statements.

      On April 16, 2003, the Plan Committee of Shuttle America Corp filed a Adversary Proceeding in the United States Bankruptcy Court, District of Connecticut alleging preferential transfers in the amount of $995,000. The parties reached a settlement agreement, which provides that the Company will pay Shuttle America $40,000. The settlement agreement is subject to approval of the Bankruptcy Court.

      On November 26, 2003, Signature Flight Support Corporation filed a complaint against Mercury Air Centers, Inc. and Allied Capital Corporation alleging: (1) breach of contract and tortious Interference with contract against Allied; (2) interference with prospective economic advantage against Allied; and (3) unfair business practices against Mercury and Allied. The Company believes that the allegations are without merit and is in the process of preparing a response. The Company has agreed to indemnify Allied and its affiliates (including, without limitation, Air Centers after the closing of the FBO Sale), directors, officers, agents, employees and controlling persons from any liability, obligation, loss or expense to which Allied may become

19

subject as a result of the complaint. In the opinion of management, the ultimate resolution of this complaint is not expected to have a material effect on the Company’s consolidated financial statements.

      On December 5, 2003, the Company terminated its Chief Operating Officer of Mercury Air Cargo. This former employee is claiming one year’s salary, (approximately $170,000), and other damages as a result of the termination. On December 31, 2003, he filed notice of demand for mediation.

      The Company is also a defendant in certain litigation arising in the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material effect on its consolidated financial statements. Reference is made to the Company’s Annual Report on Form 10-K for the period ended June 30, 2003 for additional litigation matter with respect to which no material developments have occurred in the current quarter.

Item 2.	Change in Securities

      None

Item 3.	Default Upon Senior Securities

      None

Item 4.	Submission of Matters to a Vote of Security Holders

      None

Item 5.	Other Information

      None

Item 6.	Exhibits and Exhibit List

      (a) Exhibits and Reports on Form 8-K:

Exhibit
No.	Description

2.1	Agreement and Plan of Merger adopted January 9, 2001.(17)
2.2	Certificate of Merger.(17)
2.3	Stock Purchase Agreement Dated as of October 28, 2003. By and Among Allied Capital Corporation, Mercury Air Centers, Inc. and Mercury Air Group, Inc.(28)
3.1	Certificate of Incorporation.(17)
3.2	Amended and Restated Bylaws of Mercury Air Group, Inc. adopted December 7, 2002.(25)
3.3	Certificate of Designations of Series A 8% Cumulative Convertible Preferred Stock.(27)
4.1	Loan Agreement between California Economic Development Financing Authority and Mercury Air Group, Inc. relating to $19,000,000 California Economic Development Financing Authority Variable Rate Demand Airport Facilities Revenue Bonds, Series 1998 (Mercury Air Group, Inc. Project) dated as of April 1, 1998.(2)
4.2	Securities Purchase Agreement dated September 10, 1999 by and among Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P.(12)
4.3	Amendment No. 1 dated as of September 30, 2000 by and between J.H. Whitney Mezzanine, L.P. and Mercury Air Group, Inc. to the Securities Agreement.(16)
4.4	Waiver and Consent Agreement dated as of December 29, 2000 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P.(17)
4.5	Waiver and Consent Agreement dated as of July 2, 2001 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P.(18)

20

Exhibit
No.	Description

4.6	Waiver Agreement dated as of September 25, 2001 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P.(18)
4.7	Amendment No. 2 dated as of September 30, 2001 by and between J.H. Whitney Mezzanine Fund, L.P. and Mercury Air Group, Inc. to the Securities Purchase Agreement.(19)
4.8	Waiver Agreement dated as of November 26, 2001 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine, L.P.(21)
4.9	Waiver Agreement dated as of December 21, 2001 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine, L.P.(21)
4.10	Waiver Agreement dated as of June 26, 2002 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine, L.P.(24)
4.11	Amendment No. 3 to Securities Purchase Agreement by and between Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P. dated as of December 30, 2002.(26)
4.12	Amended and Restated J.H. Whitney Mezzanine Fund, L.P. Warrant dated September 10, 1999.(26)
4.13	Amended and Restated J.H. Whitney Mezzanine Fund, L.P. Senior Subordinated Promissory Note dated September 10, 1999.(26)
4.14	Security Agreement by and between Mercury Air Group, Inc. and each of its subsidiaries hereto as Obligors and J.H. Whitney Mezzanine Fund, L.P. as the Lenders, dated as of December 30, 2002.(26)
4.15	Subordination Agreement among J.H. Whitney Mezzanine Fund, L.P. Foothill Capital Corporation, as Agent and Mercury Air Group, Inc. and certain of its subsidiaries signatory thereto, dated as of December 30, 2002.(26)
4.16	Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain subsidiaries signatory thereto, dated as of December 30, 2002.(26)
4.17	First Amendment to Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain of its subsidiaries, dated March 12, 2003.(30)
4.18	Second Amendment to Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain of its subsidiaries, dated March 31, 2003.(30)
4.19	Third Amendment to Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain of its subsidiaries, dated July 16, 2003.(30)
4.20	Fourth Amendment to Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain of its subsidiaries, dated August 1, 2003.(30)
4.21	Amendment No. 4 to Securities Purchase Agreement by and between Mercury Air Group, Inc. and Allied Capital Corporation, as Assignee of J.H. Whitney Mezzanine Fund, L.P. dated as of October 28, 2003(28)
4.22	Assignment of Note dated as of October 28, 2003 between Allied Capital Corporation and J.H. Whitney Mezzanine Fund, L.P.(28)
4.23	Second Amended and Restated Allied Capital Corporation 12% Senior Subordinated Promissory Note dated September 10, 1999(28)
4.24	Second Amended and Restated Allied Capital Corporation Warrant dated October 28, 2003(28)
4.25	Securities Purchase Agreement dated as of October 28, 2003 by and among J.H. Whitney Mezzanine Fund, L.P. and J.H. Whitney Mezzanine Debt Fund, L.P., Allied Capital Corporation and Mercury Air Group, Inc.(28)
4.26	Second Amended and Restated J.H. Whitney Mezzanine Fund, L.P. Warrant dated October 28, 2003(28)
10.1	Mercury Air Group, Inc.’s 1990 Long-Term Incentive Plan.(4)*
10.2	Mercury Air Group, Inc.’s 1990 Directors Stock Option Plan.(1)*

21

Exhibit
No.	Description

10.3	Memorandum Dated September 15, 1997 regarding Summary of Officer Life Insurance Policies with Benefits Payable to Officers or Their Designated Beneficiaries.(8)*
10.4	Non-Qualified Stock Option Agreement dated March 21, 1996, by and between Frederick H. Kopko and Mercury Air Group, Inc.(6)*
10.5	Mercury Air Group, Inc.’s 1998 Long-Term Incentive Plan.(10)*
10.6	Mercury Air Group, Inc.’s 1998 Directors Stock Option Plan.(10)*
10.7	Revolving Credit and Term Loan Agreement dated as of March 2, 1999 by and among Mercury Air Group, Inc., The Banks listed on Schedule 1 thereto, and The Fleet National Bank f/k/a BankBoston, N.A., as Agent.(11)
10.8	First Amendment to Revolving Credit and Term Loan Agreement dated as of September 10, 1999.(14)
10.9	Second Amendment to Revolving Credit and Term Loan Agreement dated as of March 31, 2000.(14)
10.10	Third Amendment, Waiver and Consent to Revolving Credit and Term Loan Agreement dated as of August 11, 2000.(14)
10.11	The Company’s 401(k) Plan consisting of CNA Trust Corporation. Regional Prototype Defined Contribution Plan and Trust and Adoption Agreement.(14)*
10.12	Employment Agreement dated July 31, 2000 between the Company and Dr. Philip J. Fagan.(15)*
10.13	Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of November 14, 2000.(16)
10.14	Amendment No. 1 to Mercury Air Group, Inc. 1998 Long-Term Incentive Option Plan as of August 22, 2000.(16)*
10.15	Amendment No. 1 to Mercury Air Group, Inc. 1998 Directors Stock Option Plan as of August 22, 2000.(16)*
10.16	Limited Waiver letter Agreement to Revolving Credit and Term Loan Agreement dated as of September 21, 2001.(18)
10.17	Fifth Amendment to Revolving Credit and Term loan Agreement dated as of September 21, 2001.(18)
10.18	Limited Consent letter Agreement to Revolving Credit and Term Loan Agreement dated as of September 30, 2001.(19)
10.20	Limited waiver and Consent to Revolving Credit and Term Loan Agreement dated as of December 31, 2001.(21)
10.21	2002 Management Stock Purchase Plan.(22)
10.22	Amended and Restated Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Joseph A. Czyzyk.(22)*
10.23	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Wayne J. Lovett(22)*
10.24	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and John Enticknap(22)*
10.25	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Mark Coleman(22)*
10.26	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Steven S. Antonoff(22)*
10.27	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Robert Schlax(22)*

22

Exhibit
No.	Description

10.28	Limited waiver and Consent to Revolving Credit and Term Loan Agreement dated as of June 27, 2002.(24)
10.29	Sale-Leaseback agreement made by and between CFK Realty Partners, LLC and Mercury Air Group, Inc. dated December 15, 2001.(24)
10.30	Amendment to Sale-Leaseback agreement made by and between CFK Realty Partners, LLC and Mercury Air Group, Inc.(24)
10.31	Promissory Note by CFK Partners, LLC in favor of Mercury Air Group, Inc.(24)
10.32	Limited Waiver and Consent to Revolving Credit and Term Loan Agreement dated as June 27, 2002.(24)
10.33	Amendment No. 1 to Amended and Restated Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Joseph A. Czyzyk.*(24)
10.34	Lease dated December 31, 2001 by and between CFK Realty Partners, LLC. and Mercury Air Group, Inc.(30)
10.35	Settlement Agreement dated December 12, 2003 by and among (i) J O Hambro Capital Management Group Limited, (ii) J O Hambro Capital Management Limited, (iii) American Opportunity Trust PLC, (iv) The Trident North Atlantic Fund, and (v) Mercury Air Group, Inc.(29)
21.1	Subsidiaries of Registrant.(30)
31.1	Section 302 Certification of Chief Executive Officer
31.2	Section 302 Certification of Chief Financial Officer
32.1	Section 906 Certification of Chief Executive Officer
32.2	Section 906 Certification of Chief Financial Officer
99.1	Partnership Agreement dated as of July 27, 2000 of CFK Partners by and among Philip J. Fagan, M.D., Frederick H. Kopko, Jr. and Joseph A. Czyzyk.(13)

*	Denotes managements’ contract or compensation plan or arrangement.

(1)	Such document was previously filed as Appendix A to the Company’s Proxy Statement for the December 10, 1993 Annual Meeting of Stockholders and is incorporated herein by reference.

(2)	All such documents were previously filed as Exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 and are incorporated herein by reference.

(3)	All such documents were previously filed as Exhibits to the Company’s Registration Statement No. 33-39044 on Form S-2 and are incorporated herein by reference.

(4)	Such document was previously filed as Appendix A to the Company’s Proxy Statement for the December 2, 1992 Annual Meeting of Stockholders.

(5)	All such documents were previously filed as Exhibits to the Company’s Registration Statement No. 33-65085 on Form S-1 and are incorporated herein by reference.

(6)	All such documents were previously filed as Exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 and are incorporated herein by reference.

(7)	All such documents were previously filed as Exhibits to the Company’s Report on Form 8-K filed September 13, 1996 and are incorporated herein by reference.

(8)	Such document was previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 1997 and is incorporated herein by reference.

(9)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 1998 and are incorporated herein by reference.

(10)	Such document was previously filed as Appendix A to the Company’s Proxy Statement for the December 3, 1998 Annual Meeting of Stockholders and is incorporated herein by reference.

23

(11)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 and are incorporated herein by reference.

(12)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 1999 and are incorporated herein by reference.

(13)	Such document was previously filed as an Exhibit to the Company’s current Report on Form 8-K on August 11, 2000 and is incorporated herein by reference.

(14)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2000 and is incorporated herein by reference.

(15)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 and are incorporated herein by reference.

(16)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2000 and are incorporated herein by reference.

(17)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2001 and are incorporated herein by reference.

(18)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2001 and are incorporated herein by reference.

(19)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 and are incorporated herein by reference.

(20)	Such document was previously filed as Appendix A to the Company’s Proxy Statement for the November 7, 2001 Annual Meeting of Stockholders and is incorporated herein by reference.

(21)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2001 and are incorporated herein by reference.

(22)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on June 5, 2002 and is incorporated herein by reference.

(23)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on July 11, 2002 and is incorporated herein by reference.

(24)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2002 and are incorporated herein by reference.

(25)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on December 7, 2002 and is incorporated herein by reference.

(26)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on December 30, 2002 and is incorporated herein by reference.

(27)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 and are incorporated herein by reference.

(28)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on October 28, 2003 and is incorporated herein by reference.

(29)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on December 12, 2003 and is incorporated herein by reference.

(30)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2003 and are incorporated herein by reference.

      (b) Reports on Form 8-K:

      A Form 8-K was filed dated September 30, 2003 reporting on Item 5, Other Events and Regulation FD Disclosure as to preliminary operational results for the three and twelve-month periods ended June 30, 2003. An amended report on Form 8-K was filed on November 19, 2003, amending the previous 8-K to report the operational results on Item 12.

24

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERCURY AIR GROUP, INC.
Registrant

/s/ JOSEPH CZYZYK

Joseph Czyzyk
Chief Executive Officer

/s/ ROBERT SCHLAX

Robert Schlax
Chief Financial Officer
(Principal Financial Officer)

Date: January 12, 2004

25

Exhibit 31.1

MERCURY AIR GROUP, INC

CERTIFICATIONS PURSUANT TO

SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, Joseph Czyzyk, certify that:

1. I have reviewed this quarterly report on SEC Form 10-Q of Mercury Air Group, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, nor misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have;

a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b. evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

c. disclosed in this report any changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing similar functions);

a. all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

/s/ JOSEPH CZYZYK ------------------------------------------------ Joseph Czyzyk Chief Executive Officer and Director

January 12, 2004

Exhibit 31.2

MERCURY AIR GROUP, INC

CERTIFICATIONS PURSUANT TO

SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, Robert Schlax, certify that:

1. I have reviewed this quarterly report on SEC Form 10-Q of Mercury Air Group, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, nor misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have;

a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b. evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

c. disclosed in this report any changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting; and

5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing similar functions);

a. all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

/s/ ROBERT SCHLAX ------------------------------------------------ Robert Schlax Chief Financial Officer

January 12, 2004

Exhibit 32.1

STATEMENT

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, the undersigned officer of Mercury Air Group, Inc. (the “Company”) hereby certifies that to the knowledge of the undersigned:

(1) The Company’s Quarterly Report on Form 10-Q for the three month period ended September 30, 2003 fully complies with the requirements of sections 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOSEPH CZYZYK

Joseph Czyzyk
Chief Executive Officer and Director

January 12, 2004

Exhibit 32.2

STATEMENT

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, the undersigned officer of Mercury Air Group, Inc. (the “Company”) hereby certifies that to the knowledge of the undersigned:

(3) The Company’s Quarterly Report on Form 10-Q for the three month period ended September 30, 2003 fully complies with the requirements of sections 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(4) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Schlax

Robert Schlax
Chief Financial Officer

January 12, 2004

Exhibit H

UNITED STATES OF AMERICA
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 10-Q

(Mark One)

☑	Quarterly report pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

For the quarterly period ended December 31, 2003

☐	Transition report pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

For the transition period from to

Commission File No. 1-7134

Mercury Air Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	11-1800515 (I.R.S. Employer Identification Number)

5456 McConnell Avenue Los Angeles, CA (Address of principal executive offices)	90066 (Zip Code)

Registrant’s telephone number, including area code:
(310) 827-2737

     Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑ No ☐

     Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No ☑

     Indicate the number of shares outstanding of each of the issuer’s classes of common equity, as of the latest practicable date.

Number of Shares Outstanding
Title	as of January 7, 2004

Common Stock, $0.01 Par Value	2,954,818

PART I — FINANCIAL INFORMATION

Item 1. Financial Statements

MERCURY AIR GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

	December 31,	June 30,
	2003	2003

	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$3,387,000	$2,802,000
Trade accounts receivable, net of allowance for doubtful accounts of $2,054,000 and $2,006,000 at December 31 and June 30, 2003, respectively	52,036,000	46,753,000
Inventories, principally aviation fuel	4,034,000	4,422,000
Prepaid expenses and other current assets	5,276,000	5,241,000
Deferred income taxes	1,339,000	901,000

Total current assets	66,072,000	60,119,000
PROPERTY, EQUIPMENT AND LEASEHOLDS, net of accumulated depreciation and amortization of $64,829,000 and $61,061,000 at December 31 and June 30, 2003, respectively	57,649,000	58,844,000
NOTES RECEIVABLE, net of allowance for doubtful accounts of $457,000 and $509,000 at December 31 and June 30, 2003, respectively	1,239,000	1,815,000
DEFERRED INCOME TAXES	2,847,000	2,284,000
GOODWILL	4,389,000	4,389,000
OTHER INTANGIBLE ASSETS, NET	883,000	1,033,000
OTHER ASSETS, NET	3,937,000	4,471,000

TOTAL ASSETS	$137,016,000	$132,955,000

LIABILITIES, MANDATORILY REDEEMABLE PREFERRED STOCK AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$37,349,000	$34,677,000
Accrued expenses and other current liabilities	12,334,000	9,554,000
Current portion of long-term debt	4,143,000	4,194,000

Total current liabilities	53,826,000	48,425,000
LONG-TERM DEBT	23,273,000	25,501,000
SENIOR SUBORDINATED NOTE	23,533,000	23,445,000
SUBORDINATED NOTE	3,586,000
OTHER LONG TERM LIABILITIES	1,265,000	608,000
DEFERRED RENT	1,571,000	1,885,000
MINORITY INTEREST	195,000	180,000

Total liabilities	107,249,000	100,044,000
COMMITMENTS AND CONTINGENCIES (Note 5)
MANDATORILY REDEEMABLE PREFERRED STOCK, Series A — $0.01 par value; 1,000,000 shares authorized; 462,627 shares outstanding at December 31 and June 30, 2003	500,000	481,000
STOCKHOLDERS’ EQUITY:
Preferred Stock — $0.01 par value; authorized 2,000,000 shares; no shares outstanding
Common Stock — $0.01 par value; authorized 18,000,000 shares; 2,954,818 and 3,293,568 shares outstanding at December 31 and June 30, 2003, respectively	30,000	33,000
Additional paid-in capital	20,726,000	22,496,000
Retained earnings	12,181,000	14,018,000
Accumulated other comprehensive income (loss)	62,000	(86,000)
Notes receivable from officers	(3,732,000)	(4,031,000)

Total stockholders’ equity	29,267,000	32,430,000

Total liabilities, mandatorily redeemable preferred stock and stockholders’ equity	$137,016,000	$132,955,000

See accompanying notes to consolidated financial statements.

2

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Six Months Ended		Three Months Ended
	December 31,		December 31,

	2003	2002	2003	2002

	(Unaudited)		(Unaudited)
Sales and revenues:
Sales	$167,865,000	$175,336,000	$89,289,000	$89,886,000
Service revenues	47,035,000	46,521,000	24,598,000	24,076,000

Total sales and revenues	214,900,000	221,857,000	113,887,000	113,962,000

Costs and expenses:
Cost of sales	147,585,000	156,247,000	78,599,000	80,213,000
Operating expenses	53,688,000	52,772,000	28,376,000	26,861,000

Total costs and expenses	201,273,000	209,019,000	106,975,000	107,074,000

Gross margin (excluding depreciation and amortization)	13,627,000	12,838,000	6,912,000	6,888,000

Expenses (income):
Selling, general and administrative	5,040,000	5,241,000	2,765,000	2,651,000
Provision for bad debts	60,000	759,000	(323,000)	407,000
Depreciation and amortization	4,279,000	4,049,000	2,108,000	1,998,000
Interest expense	4,525,000	2,915,000	1,931,000	1,533,000
Hambro settlement costs	1,799,000		1,799,000
Debt extinguishment costs		1,733,000		1,208,000
Interest income	(245,000)	(50,000)	(32,000)

Total expenses (income)	15,458,000	14,647,000	8,248,000	7,797,000

Loss before income tax provision (benefit)	(1,831,000)	(1,809,000)	(1,336,000)	(909,000)
Income tax provision (benefit)	(12,000)	(624,000)	181,000	(313,000)

Net loss	$(1,819,000)	$(1,185,000)	$(1,517,000)	$(596,000)

Accrued preferred stock dividends	(19,000)		(9,000)
Net loss applicable to common stockholders	$(1,838,000)	$(1,185,000)	$(1,526,000)	$(596,000)

Net loss per common share:
Basic:	$(0.56)	$(0.37)	$(0.47)	$(0.18)

Diluted:	$(0.56)	$(0.37)	$(0.47)	$(0.18)

See accompanying notes to consolidated financial statements.

3

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended
	December 31,

	2003	2002

	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,819,000)	$(1,185,000)
Adjustments to derive cash flow from operating activities:
Bad debt expense	60,000	759,000
Depreciation and amortization	4,279,000	4,049,000
Deferred income taxes	(1,001,000)	3,000
Deferred rent	(314,000)	257,000
Compensation expense related to remeasurement of stock options		318,000
Executive loan amortization	194,000	202,000
Write-down of note receivable from officer	105,000
Hambro settlement costs	1,799,000
Amortization of senior subordinated note discount	88,000	176,000
Loss (gain) on retirement of assets	(1,000)	27,000
Write-off of deferred financing costs		1,733,000
Minority interest	15,000
Changes in operating assets and liabilities:
Trade and other accounts receivable	(5,343,000)	(5,151,000)
Inventories	388,000	(998,000)
Prepaid expenses and other current assets	(35,000)	(123,000)
Accounts payable	2,672,000	76,000
Accrued expenses and other current liabilities	3,437,000	(1,866,000)

Net cash provided by (used in) operating activities	4,524,000	(1,345,000)

CASH FLOWS FROM INVESTING ACTIVITIES:
Decrease in restricted cash		3,780,000
Decrease (increase) in other assets	252,000	(1,164,000)
Decrease in notes receivable	576,000	86,000
Proceeds from sale of property	9,000	35,000
Additions to property, equipment and leaseholds	(2,638,000)	(3,551,000)

Net cash used in investing activities	(1,801,000)	(814,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase (decrease) in debt instruments	(2,278,000)	800,000
Early retirement of debt		(13,285,000)
Proceeds from refinancing		16,923,000
Capitalization of deferred financing costs		(3,351,000)
Repurchase of common stock		(370,000)
Proceeds from issuance of preferred stock		259,000
Proceeds from exercise of stock options	14,000	58,000

Net cash provided by (used in) financing activities	(2,264,000)	1,034,000

Effect of exchange rate changes on cash	126,000	(45,000)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	585,000	(1,170,000)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	2,802,000	5,565,000

CASH AND CASH EQUIVALENTS, END OF PERIOD	$3,387,000	$4,395,000

CASH PAID DURING THE PERIOD FOR:
Interest	$2,952,000	$2,630,000
Income taxes	$726,000	$4,670,000

See accompanying notes to consolidated financial statements.

4

MERCURY AIR GROUP, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2003
(Unaudited)

Note 1 — General

Business

     Mercury Air Group, Inc. (the “Company”), a Delaware Corporation, was organized in 1956 and provides a broad range of services to the aviation industry through four principal operating units: Mercury Air Centers, Inc. (“Air Centers”), Mercury Air Cargo, Inc. (“Air Cargo”), MercFuel, Inc. (“MercFuel”) and Maytag Aircraft Corporation (“Maytag”), a provider of government contract services. The Air Centers operations consist of aviation fuel sales, commercial aircraft refueling operations (“into-plane”), aircraft ground support services, aircraft hangar services, secured aircraft parking (“aircraft tie-down services”) and aircraft maintenance at certain Air Center locations, known as Fixed Based Operations (“FBO’s”), for commercial, private, general aviation and United States Government aircraft (collectively “FBO services”). Air Cargo’s operations consist of cargo handling, the sale of cargo capacity on other airlines (“Cargo Space Logistics”), and general cargo sales agent services. MercFuel’s operations consist of the sale and delivery of fuel, primarily aviation fuel, to domestic and international commercial airlines, corporate aviation and air freight airlines. Maytag’s government contract services consist of the following services primarily for agencies of the United States Government: aircraft refueling and fuel storage operations, base operations support (“BOS”) services, air terminal and ground handling services and weather observation and forecasting services.

     On October 28, 2003, the Company announced that it had entered into a definitive agreement, subject to the Company’s stockholders’ approval, completion of due diligence, and regulatory agencies’ approvals and consents, to sell 100% of the outstanding common stock of Air Centers to Allied Capital Corporation (“Allied”) for $70 million, subject to adjustments (the “FBO Sale”). In accordance with the terms of the definitive agreement, as amended, closing of this transaction is to occur on or before May 14, 2004. The Company currently expects to close the FBO Sale either late in the Company’s third quarter or early in the Company’s fourth quarter of fiscal 2004.

Risks and Uncertainties

     On October 28, 2003 the Company announced that it had entered into a definitive agreement for Allied to purchase 100% of the outstanding common stock of Air Centers from the Company, subject to, among other things, the Company’s stockholders’ approval, completion of due diligence and regulatory agency approvals (the “Definitive Agreement”). The purchase price for the Air Centers is $70 million, subject to adjustment for, among other things, working capital and for certain FBO capital expenditures made by the Company. At the close of the FBO Sale, $8.3 million from the sale proceeds will be deposited into an escrow account pending the award of a new lease for the FBO located at Atlanta’s Hartsfield International Airport. In accordance with the terms of the Definitive Agreement the closing date for the FBO Sale was to be December 31, 2003 with Allied having the right to extend the closing date through March 31, 2004. On December 5, 2003, the Company and its lenders under the Senior Secured Credit Facility (the “Lenders”) executed the Fifth Amendment to the Loan and Security Agreement and Forebearance Agreement (the “Forebearance Agreement”), which was amended on February 16, 2004. Among other things, the Company requested the Lenders and the Lenders agreed to forebear from exercising their rights and remedies under the Senior Secured Credit Facility for the following events of default, as defined in the Loan and Security Agreement: (1) the Company’s failure to deliver its annual audited financial statements for fiscal year 2003 within the prescribed time-frame allowed; (2) the formation of a subsidiary, Mercury Air Center - Long Beach, without the prior consent of the lenders; (3) the Company’s failure to deliver supplemental schedules to J. H. Whitney as required under the terms of the $24 million Senior Secured 12% Note; and (4) the Company’s failure to achieve the EBITDA financial covenant for the twelve month period ended December 31, 2003. The Forebearance Agreement, as amended, states that the Lenders agree, for a limited time but no later than April 14, 2004, to forebear from exercising their rights and remedies under the Senior Secured Credit Facility with respect to the events of default noted above. The Company and Allied have amended the Definitive Agreement whereby the closing date of the FBO Sale is to occur on or before May 14, 2004. If the FBO Sale does not close by April 14, 2004, the Company and the Lenders will need to amend the FBO Sale closing date in the Forebearance Agreement or the Lenders would have the right to exercise their rights and remedies under the Senior Secured Credit Facility with respect to the events of default noted above.

5

     On January 20, 2004, the Los Angeles World Airports (“LAWA”) Board of Commissioners approved a rental increase for one of Air Cargo’s warehouse facilities located at Los Angeles International Airport (the “Avion Warehouse”) that is effective retroactive to June 18, 2001. The monthly rent will increase to $251,000, an increase of $64,000, or 25.4%, from the previous monthly rent of $187,000. The total amount of the retroactive portion of the rental increase from June 18, 2001 to January 31, 2004 is $2,002,000 (the “Retroactive Increase”), which will be partially offset by recoverable retroactive sublease rental income of $850,000. The provisions of the rental increase allow for the Retroactive Increase to be paid by the Company in monthly installments of $75,000, including interest, over the remaining term of the lease, which is due to expire on June 17, 2006. As of December 31, 2003, the Company has accrued $1,143,000 for the Retroactive Increase. Of this amount, $113,000 was recorded in each of the Company’s first two quarters of fiscal 2004.

     Accounts receivable is comprised primarily of trade receivables from customers and is net of an allowance for doubtful accounts. The Company’s credit risk is based in part on the following: 1) substantially all receivables are related to the aviation industry, 2) there is a concentration of credit risk as there are several customers who at any time have significant balances owed to the Company, and 3) significant balances are owed by certain customers that are not adequately capitalized. In addition, significantly higher fuel prices for extended periods of time may have a negative impact on the aviation industry as it substantially increases airlines’ operating expenses. Smaller airlines with lower levels of capital may be more seriously impacted. The Company assesses its credit portfolio on an ongoing basis and establishes allowances which it believes are adequate to absorb potential credit problems that can be reasonably anticipated.

     The Company purchases fuel from a limited number of suppliers. If the Company’s relationship with any of these key suppliers terminates, the Company may not be able to obtain a sufficient quantity of fuel on favorable terms or may experience difficulty in obtaining fuel from alternative suppliers. Furthermore, difficulties faced by these suppliers or fuel shortages or the inability to obtain fuel from alternate sources at acceptable prices and terms, could impair the Company’s ability to sell fuel to its customers at competitive prices and terms.

Basis of Presentation

     The accompanying unaudited financial statements of Mercury Air Group, Inc. and subsidiaries (the “Company”) have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission for interim financial information. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments consisting of normal recurring adjustments and accruals necessary for a fair presentation have been reflected in these financial statements. Operating results for the quarter are not necessarily indicative of the results that may be expected for the fiscal year ending June 30, 2004 due to seasonal and other factors. In order to maintain consistency and comparability between periods presented, certain prior period amounts have been reclassified to conform to the current period presentation. The accompanying financial statements should be read in conjunction with the audited consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

New Accounting Pronouncements

     On April 30, 2003, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities.” This standard amends and clarifies the accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” The provisions of this statement are generally effective for contracts entered into or modified after June 30, 2003. The Company adopted SFAS No.149 on July 1, 2003 with no material impact on the Company’s consolidated financial statements.

     In January 2003, the FASB issued Interpretation No. 46, “Consolidation of Variable Interest Entities” (“FIN 46”). This interpretation of Accounting Research Bulletin No. 51, “Consolidated Financial Statements,” addresses consolidation by business enterprises of variable interest entities. Under current practice, two enterprises generally have been included in consolidated financial statements because one enterprise controls the other through voting interests. FIN 46 defines the concept of “variable interests” and requires existing unconsolidated variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risks among the parties involved. This interpretation applies immediately to variable interest entities created after January 31, 2003. It applies in the first fiscal year or interim period beginning after December 15, 2003, to variable interest entities considered to be a special purpose entity (“SPE”) in which an enterprise holds a variable interest that it acquired before February 1, 2003. For non-SPE variable interest entities acquired before February 1, 2003, the interpretation must be adopted no later than the first interim or annual period ending after March 15, 2004. The interpretation may be applied prospectively with a cumulative-effect

6

adjustment as of the date on which it is first applied or by restating previously issued financial statements for one or more years with a cumulative-effect adjustment as of the beginning of the first year restated. The Company is currently evaluating the potential impact of the adoption of FIN 46.

     In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity,” which establishes standards for the classification and measurement of certain financial instruments with characteristics of both liabilities and equity. SFAS No. 150 requires classification of financial instruments within its scope as a liability, including financial instruments issued in the form of shares that are mandatorily redeemable, because those financial instruments are deemed to be, in essence, obligations of the issuer. SFAS No. 150 is effective for the Company for the interim period ending March 31, 2004. The Company does not expect that the adoption of this standard will have a material impact on its consolidated financial statements.

Note 2 — Stock-Based Employee Compensation

     In December 2002, the FASB issued SFAS No. 148, “Accounting for Stock-Based Compensation Transition and Disclosure.” SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. The Company has elected to continue utilizing the intrinsic value method to account for stock-based compensation as allowed by SFAS No. 123, “Accounting for Stock-Based Compensation.”

     SFAS No. 148 also amends the disclosure requirements of SFAS No. 123, to require disclosure in both interim and annual financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148 is effective for the Company’s fiscal year ended June 30, 2003 and for interim financial statements beginning January 1, 2003.

     The Company has five stock option plans. As permitted under SFAS No. 123, the Company measures compensation expense related to employee stock options granted utilizing the intrinsic value method as prescribed by Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations under the intrinsic value method. The following table illustrates the pro forma effect on the net loss if the Company had applied the fair value recognition provisions of SFAS No. 123 to stock-based employee compensation.

	Six Months Ended		Three Months Ended
	December 31,		December 31,

	2003	2002	2003	2002

Net loss, as reported	$(1,819,000)	$(1,185,000)	$(1,517,000)	$(596,000)
Add stock-based employee compensation expense included in net loss, net of tax	123,000	340,000	61,000	66,000
Less total stock based employee compensation determined under the fair value based method for all awards, net of tax	(59,000)	(285,000)	(27,000)	(87,000)

Pro forma net loss	$(1,755,000)	$(1,130,000)	$(1,483,000)	$(617,000)

Basic net loss per share — as reported	$(0.56)	$(0.37)	$(0.47)	$(0.18)
Basic net loss per share — pro forma	$(0.54)	$(0.35)	$(0.46)	$(0.19)
Diluted net loss per share — as reported	$(0.56)	$(0.37)	$(0.47)	$(0.18)
Diluted net loss per share — pro forma	$(0.54)	$(0.35)	$(0.46)	$(0.19)

Note 3 — Bad Debt Expense

     During the second quarter of fiscal 2004, the Company reversed previously established bad debt reserves as a result of better than expected customers collections experience over the past three quarters. This reversal resulted in a reduction of bad debt expense of $323,000 for the second quarter of fiscal 2004 and a provision for bad debt expense of $60,000 for the first six months of fiscal 2004.

Note 4 — Income Taxes

     Income taxes have been computed based on the estimated annual effective income tax rates for the respective periods. The following is a reconciliation of the federal statutory rate to the Company’s effective tax rate on pretax loss:

7

	Six Months Ended		Three Months Ended

	December 31,		December 31,

	2003	2002	2003	2002

Federal tax (benefit) at statutory rate	(34.0%)	(34.0%)	(34.0%)	(34.0%)
State income tax benefit, net of federal income tax	(5.0)	(2.7)	(5.0)	(2.7)
Non-deductible Hambro settlement costs	38.3		52.5
Non-deductible expenses, other		1.9		1.9
Other, net		0.3		0.3

Effective income tax rate	(0.7%)	(34.5%)	13.5%	(34.5%)

     The Hambro settlement costs of $1,799,000 recognized by the Company in the second quarter of fiscal 2004 is not deductible in the determination of taxable income resulting in a permanent book to tax difference. The difference results in an increase in the income tax provision of $702,000 for the three and six month periods ended December 31, 2003.

Note 5 — Litigation

     The Company is a defendant in certain litigation arising in the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material effect on its consolidated financial statements. Reference is made to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2003 for additional legal matters with respect to which no material developments have occurred in the current quarter.

Note 6 — Debt

     On December 30, 2002, the Company entered into a loan and security agreement (“the Facility”), refinancing its senior secured credit facilities with Foothill Capital Corporation (“Foothill”), a division of Wells Fargo Bank, for a five-year term.

     The Facility provides a total of up to $42.5 million in revolving and term loans. The term loan is for an amount equal to $12.5 million, while the revolving loan is for an amount not to exceed 85% of Eligible Accounts Receivable (as defined in the loan agreement), subject to certain limitations. The term loan is payable in $1.0 million installments each April 1 and October 1 and in $0.5 million installments each July 1 and December 31, until paid in full. Amounts repaid under the term loan increase the maximum availability under the revolving loan. The Facility also provides for the issuance of certain letters of credit. The terms of the Facility requires that the Company maintain a minimum availability on the revolving line of credit of $2.5 million. As of December 31, 2003, the Company had $7.1 million of availability on the revolving line of credit. The amount of the available revolving credit line fluctuates on a daily basis dependent upon the amount of Eligible Receivables and the amount of letters of credit outstanding and the amount of outstanding cash borrowings against the revolving credit facility.

     The Facility may be terminated on December 23, 2005, if the Note is not paid in full or refinanced, on terms acceptable to Foothill, prior to October 31, 2005. The Facility is collateralized by substantially all of the assets of the Company and its subsidiaries. The Facility contains provisions that require the maintenance of certain financial ratios including minimum EBITDA levels, minimum fixed charge coverage ratios, and maximum annual capital expenditure levels. In addition, under the Facility, the Company is prohibited from paying non-intercompany cash dividends.

     On December 5, 2003, as amended on February 16, 2004, the Company and its lenders under the Senior Secured Credit Facility executed the Fifth Amendment to the Loan and Security Agreement and Forebearance Agreement (the “Forebearance Agreement”). Among other things, the Company requested the lenders and the lenders agreed to forebear from exercising their rights and remedies under the Senior Secured Credit Facility for the following events of default, as defined in the Loan and Security Agreement: (1) the Company’s failure to deliver its annual audited financial statements for fiscal 2003 within the prescribed time-frame allowed; (2) the formation of a subsidiary, Mercury Air Center — Long Beach, without the prior consent of the lenders; (3) the Company’s failure to deliver supplemental schedules to J. H. Whitney as required under the terms of the $24 million Senior Secured 12% Note; and (4) the Company’s failure to achieve the EBITDA financial covenant for the twelve month period ended December 31, 2003. The Forebearance Agreement, as amended, states that the lenders agree, for a limited time but no later than April 14, 2004, to forebear from exercising their rights and remedies under the Senior Secured Credit Facility with respect to the events of default noted above. The Company and Allied have amended the Definitive Agreement whereby the closing date of the FBO Sale is now on a date on or prior to May 14, 2004. If the FBO Sale does not close by April 14, 2004, the Company and the Lenders will need to amend the FBO Sale closing date in the Forebearance Agreement or the Lenders would have the right to exercise their rights and remedies under the Senior Credit Facility with respect to the events of default noted above.

     On October 28, 2003, Allied acquired the $24 million Senior Subordinated 12% Note (the “Note”), as amended on December 30, 2002 from J. H. Whitney Co. Mezzanine Fund and waived certain provisions of the Note, which would have required the Company to provide the Noteholder with the following: 1) if the principal amount outstanding on the Note was not prepaid in full by December 31, 2003, the Noteholder would have been entitled to warrants to acquire from the Company, for a nominal amount, 5% of the then outstanding shares of the Company’s common stock and 2) if the principal amount outstanding on the Note exceeded $12 million on December 31, 2003 the Noteholder would have been entitled to: a) a second set of warrants to acquire from the Company, for a nominal amount, 5% of the then outstanding shares of the Company’s common stock and b) an additional Note in the original principal amount of $5 million. The Note, subordinated to the Facility, is collateralized by the Company’s assets. Interest on the Note is due and payable at the end of each calendar quarter and, effective January 2004 and continuing through June 2004, the interest rate will increase by 1% per month up to a maximum total interest rate of 18% with the amount of interest in excess of 12% being added to the principal of the Note at the end of each calendar month. The Note matures on December 31, 2005.

8

     The Note contains covenants that, among other matters, limit senior indebtedness, the payment of dividends, and limits the disposition of assets and the maintenance of certain financial measurements including EBITDA requirements and limits on capital expenditures.

     On December 12, 2003, the Company issued three promissory notes for an aggregate principal amount of $3,586,000 (the “Hambro Notes”). The Hambro Notes, subordinated to the Facility and the Note, accrue interest at the rate of 12% per annum increasing to 16% per annum for any amount of unpaid principal after June 30, 2004. The Hambro Notes mature at the earlier of (1) the ninetieth day following payment in full of the Facility and the termination of commitments for the Lenders to provide financing under the Facility or (2) March 31, 2006, provided that if the Facility matures on December 31, 2007 then such date shall be March 31, 2008.

Note 7 — Hambro Settlement Costs

     On December 12, 2003, the Company entered into a settlement agreement (the “Hambro Settlement”) relating to litigation with J O Hambro Capital Management and certain of its affiliates and private clients (collectively “J O Hambro”) whereby the Company issued three promissory notes for an aggregate principle amount of $3,586,000 (the “Hambro Notes”) in exchange for the following, among other things: (1) the release of certain claims by J O Hambro; (2) the Company’s agreement to dismiss litigation against J O Hambro; (3) the Company’s agreement not to institute certain litigation against J O Hambro and certain other parties; (4) reimbursement of certain costs associated with the pending litigation and the defense preparation for anticipated litigation between the parties; and (5) the purchase of 343,600 shares of the Company’s common stock in exchange for the Hambro Notes. The settlement cost of $1,799,000 recognized in the second quarter of fiscal 2004 represents the difference between the face value of the Hambro Notes and the trading value of the shares of common stock acquired by the Company on the day of the Hambro Settlement.

Note 8 — Net Income (Loss) Per Share

     Basic net income (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding during the period. Diluted net income (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares and potential common shares except for amounts that are antidilutive. Potential common shares include stock options and shares resulting from the assumed conversion of subordinated debentures, when dilutive.

	Six Months Ended				Three Months Ended

	December 31, 2003		December 31, 2002		December 31, 2003		December 31, 2002

	Diluted	Basic	Diluted	Basic	Diluted	Basic	Diluted	Basic

Weighted average number of common shares outstanding during the period	3,283,385	3,283,385	3,237,500	3,237,500	3,268,211	3,268,211	3,243,000	3,243,000
Common share equivalents resulting from the assumed exercise of stock options	—	—	—	—	—	—	—	—

Weighted average number of common and common equivalent shares outstanding during the period	3,283,385	3,283,385	3,237,500	3,237,500	3,268,211	3,268,211	3,243,000	3,243,000

Note 9 — Segment Reporting

     The Company discloses segment information in accordance with SFAS No. 131, “Disclosure About Segments of an Enterprise and Related Information,” which requires companies to report selected segment information on a quarterly basis and to report certain entity-wide disclosures about products and services, major customers and material countries in which the entity holds assets and reports revenues. The operating segments reported below are the segments of the Company for which operating results are evaluated regularly by management in deciding how to allocate resources and in assessing performance. Intersegment sales are not significant.

     The Company operates and reports its activities through four principal units: 1) Fuel Sales, 2) Fixed Based Operations, 3) Cargo Operations and 4) Government Contract Services.

9

				Government	Corporate
		Fixed Base	Cargo	Contract	or
	Fuel Sales	Operations	Operations	Services	Unallocated	Total

	(Dollars in Thousands)
Quarter Ended December 31, 2003
Sales and revenues	$74,901	$23,450	$10,683	$5,915	$(1,062)	$113,887
Gross margin	1,874	3,084	523	1,431		6,912
Depreciation and amortization	119	1,319	459	79	132	2,108
Capital expenditures	2	1,349	26	89	12	1,478
Segment assets	29,788	59,864	18,979	10,489	17,896	137,016
Quarter Ended December 31, 2002
Sales and revenues	$75,041	$23,882	$9,154	$6,314	$(429)	$113,962
Gross margin	1,451	2,941	1,300	1,196		6,888
Depreciation and amortization	54	1,328	546	90	(20)	1,998
Capital expenditures	6	2,652			283	2,941
Segment assets	34,346	60,244	16,241	11,564	16,515	138,910
Six Months Ended December 31, 2003
Sales and revenues	$139,890	$45,983	$19,577	$11,742	$(2,292)	$214,900
Gross margin	3,300	6,288	1,296	2,743		13,627
Depreciation and amortization	234	2,699	917	160	269	4,279
Capital expenditures	639	1,834	38	106	21	2,638
Segment assets	29,788	59,864	18,979	10,489	17,896	137,016
Six Months Ended December 31, 2002
Sales and revenues	$145,614	$47,708	$16,444	$12,520	$(429)	$221,857
Gross margin	3,071	5,914	1,704	2,149		12,838
Depreciation and amortization	108	2,581	1,092	181	87	4,049
Capital expenditures	6	3,176	65		304	3,551
Segment assets	34,346	60,244	16,241	11,564	16,515	138,910

     Gross margin is used as the measure of profit and loss for segment reporting purposes as it is viewed by key decision makers as the principal operating indicator in measuring segment profitability. The key decision makers also view bad debt expense as an important measure of profit and loss. The predominant component of bad debt expense relates to Fuel Sales. Bad debt expense (benefit) for Fuel Sales was approximately $(519,000) and $339,000 for the quarters ended December 31, 2003 and 2002, respectively; total bad debt expense (benefit) was $(323,000) and $407,000 in the quarters ended December 31, 2003 and 2002, respectively. Bad debt (benefit) expense for Fuel Sales was approximately $(180,000) and $632,000 for the six month periods ended December 31, 2003 and 2002, respectively; total bad debt expense was $60,000 and $759,000 for the six month periods ended December 31, 2003 and 2002, respectively.

Note 10 — Comprehensive Loss

     Comprehensive loss is summarized as follows:

	Six Months Ended		Three Months Ended
	December 31,		December 31,

	2003	2002	2003	2002

Net loss	$(1,819,000)	$(1,185,000)	$(1,517,000)	$(596,000)
Foreign currency translation adjustment	148,000	(45,000)	140,000	(6,000)

Comprehensive loss	$(1,671,000)	$(1,230,000)	$(1,377,000)	$(602,000)

Note 11 — Related Party Transactions

     CFK Partners and CFK Realty Partners, LLC are entities consisting of three of the Company’s directors, one of whom also serves as the Company’s Chief Executive Officer and another who serves as Chairman of the Board and another who serves as outside counsel on various general corporate legal matters. In addition, CFK Partners also owns approximately 24.5% of the Company’s issued and outstanding common and preferred stock.

     In January 2002, the Company sold the land and the office building which houses its corporate headquarters to CFK Realty Partners, LLC (“CFK Realty”) for $4,200,000, consisting of $2,800,000 in cash and a note receivable of $1,400,000. The note accrues interest at 5% and contains provisions whereby CFK Realty can elect to extend the maturity date in one year increments through December 31, 2004. The note had an original maturity date of December 31, 2002. In early December 2003, the Company received notification from CFK Realty that it was exercising its right to extend the maturity date of the note for an additional one year period.

10

     Concurrently with the sale, the Company also entered into a ten-year lease of the property for a monthly rental amount of approximately $37,000. CFK Realty financed the purchase of the building through a $3.2 million loan. CFK Realty is included in the Company’s consolidated financial statements included herein.

     The Company and its Chairman (collectively, the “Members”) each own an equity interest in MercMed LLC (“MercMed”) of 64.94% and 35.06%, respectively. Accordingly, MercMed has been included in the Company’s consolidated financial statements and the liability to the minority interest has also been reflected in the consolidated balance sheets. Minority interest on the Company’s consolidated balance sheet represents the minority member’s equity in MercMed. MercMed was formed for the purpose of owning and operating an aircraft for the Members. On March 27, 2003, MercMed obtained new financing for the aircraft which is a 15-year loan with the interest rate being fixed for the initial 36-month period. At the end of the initial 36-month period, the interest rate will be reviewed and fixed at the then Federal Home Loan Bank’s regular three-year interest rate plus 275 basis points. Each of the Members are guarantors of this note. The outstanding principal amount of the loan as of December 31, 2003 was $683,000.

     The Company uses the services of the legal firm McBreen and Kopko (the “Firm”) for various general corporate legal matters. Mr. Frederick H. Kopko, Jr., a partner of the Firm, is a member of the Company’s Board of Directors and is a partner with CFK Partners. For the six month periods ended December 31, 2003 and 2002, the Company paid the Firm $481,000 and $215,000, respectively, for legal services rendered. For the three month periods ended December 31, 2003 and 2002, the Company paid the Firm $339,000 and $81,000, respectively.

11

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

     Results of Operations — Comparison of the three months ended December 31, 2003 and December 31, 2002 and comparison of the six months ended December 31, 2003 and December 31, 2002.

     The following tables set forth, for the periods indicated, the revenues and gross margin for each of the Company’s four operating units, as well as selected other financial statement data.

	Six Months Ended December 31,				Three Months Ended December 31,

	2003		2002		2003		2002

		% of		% of		% of		% of
		Total		Total		Total		Total
	Amount	Revenues	Amount	Revenues	Amount	Revenues	Amount	Revenues

	($ in thousands)
Revenues:
Fuel sales	$139,890	65.1%	$145,614	65.6%	$74,901	65.7%	75,041	65.9%
FBOs	45,983	21.4	47,708	21.5	23,450	20.6	23,882	21.0
Cargo operations	19,577	9.1	16,444	7.4	10,683	9.4	9,154	8.0
Government contract services	11,742	5.5	12,520	5.6	5,915	5.2	6,314	5.5
Intercompany eliminations (2)	(2,292)	(1.1)	(429)	(0.1)	(1,062)	(0.9)	(429)	(0.4)

Total Revenue	$214,900	100.0%	$221,857	100.0%	$113,887	100.0%	113,962	100.0%

		% of		% of		% of		% of
		Unit		Unit		Unit		Unit
	Amount	Revenues	Amount	Revenues	Amount	Revenues	Amount	Revenues

Gross Margin(1):
Fuel sales	$3,300	2.4%	$3,071	2.1%	$1,874	2.5%	$1,451	1.9%
FBOs	6,288	13.7	5,914	12.4	3,084	13.2	2,941	12.3
Cargo operations	1,296	6.6	1,704	10.4	523	4.9	1,300	14.2
Government contract services	2,743	23.4	2,149	17.2	1,431	24.2	1,196	18.9

Total Gross Margin	$13,627	6.3%	$12,838	5.8%	$6,912	6.1%	$6,888	6.0%

		% of		% of		% of		% of
		Total		Total		Total		Total
	Amount	Revenues	Amount	Revenues	Amount	Revenues	Amount	Revenues

Selling, general and administrative	$5,040	2.3%	$5,241	2.4%	$2,765	2.4%	$2,651	2.3%
Provision for bad debts	60	0.0	759	0.3	(323)	(0.3)	407	0.4
Depreciation and amortization	4,279	2.0	4,049	1.8	2,108	1.9	1,998	1.8
Interest expense and other	4,280	2.0	2,865	1.3	1,899	1.7	1,533	1.3
Hambro settlement costs	1,799	1.0			1,799	1.6
Debt extinguishment costs			1,733	0.7			1,208	1.1

Loss before income tax provision (benefit)	(1,831)	(1.0)	(1,809)	(0.8)	(1,336)	(1.2)	(909)	(0.8)
Income tax provision (benefit)	(12)	(1.0)%	(624)	(0.3)	181	(0.1)	(313)	(0.3)

Net loss	(1,819)	(1.0)%	(1,185)	(0.5)%	(1,517)	(1.3)%	(596)	(0.5)%

Accrued preferred stock dividends	(19)	(0.0)%			(9)	(0.0)%

Net loss applicable to common stockholders	$(1,838)	(1.0)%	$(1,185)	(0.5)%	$(1,526)	(1.3)%	$(596)	(0.5)%

(1)	Gross margin as used here and throughout Management’s Discussion includes certain selling, general and administrative costs which are charged directly to the operating units, but excludes depreciation and amortization expenses and selling, general and administrative expense.

Three Months Ended December 31, 2003 Compared to December 31, 2002

     Revenue for the Company in the second quarter of fiscal 2004 was $113,887 thousand, which is virtually unchanged from revenue of $113,962 thousand reported for the second quarter of fiscal 2003. Gross margin increased by 0.4% to $6,912 thousand in the second quarter of fiscal 2004 from $6,888 thousand reported in the second quarter of fiscal 2003. The increase in gross margin reflected improved performances as discussed below at the Company’s Fuel Sales, Air Centers, and Maytag Government Contract Services Operations segments off set by a decline in the Air Cargo Operating Segment.

12

     MercFuel, the Company’s fuel sales business, generated revenue of $74,901 thousand in the current period, a decrease of $140 thousand or 1.9% from last year’s revenue of $75,041 thousand. The decrease in revenue was primarily due to lower sales volume offset by higher average fuel sales prices. Fuel sales volume was 70.8 million gallons in the second quarter of fiscal 2004, a decrease of 7.3 million gallons from the same period of fiscal 2003 resulting in a reduction in sales revenue of $7.0 million. The decline in sales volume is due to the cessation of business by National Airlines, Inc. (“National”), a customer of MercFuel since May 1999, on November 6, 2002. Sales volume to National in the second quarter of fiscal 2003 was 8.0 million gallons providing revenue of $7.2 million. Excluding the sales volume to National from MercFuel’s total sales volume in the second quarter of fiscal 2003, second quarter 2004 sales volume increased 0.7 million gallons, or 1.0%, from last year. The average sales price in the second quarter of fiscal 2004 was $1.057 per gallon, an increase of $0.097 per gallon from the same period of last year resulting in an increase in revenue of $6.8 million due to higher average sales prices. The higher average sales price is due to higher worldwide petroleum prices. MercFuel’s revenues represented 65.7% of the Company’s total revenue in the current period compared to 65.9% of the Company’s total revenue in the comparable prior year quarter. MercFuel’s gross margin from fuel sales was $1,874 thousand, or $0.043 per gallon, in the current period compared with $1,421 thousand, or $0.035 per gallon, in the same period last year. The increase in gross margin was primarily due to higher realized margins for fuel sales in the Commercial Airline market, where the average margin per gallon increased to $0.038 per gallon in the second quarter of fiscal 2004 from $0.028 per gallon last year.

     The Company’s Air Centers business segment had revenue of $23,450 thousand in the second quarter of fiscal year 2004, a decrease of $432 thousand or 1.8% from last year’s second quarter revenue of $23,882 thousand. The revenue decrease was mainly due to lower revenue of $0.5 million in maintenance activities in the Air Center operations. The Air Centers’ aviation fuel sales volume in the second quarter of fiscal 2004 was 8.0 million gallons with an average sales price of $1.94 per gallon as compared to last year’s second quarter sales volume of 8.4 million gallons with an average sales price of $1.82 per gallon. The higher average sales price was mainly due to higher worldwide petroleum prices. Air Centers’ gross margin increased by $143 thousand or 4.9% in the current period to $3,084 thousand from $2,941 thousand due to lower expenses of $146 thousand resulting from the Company’s cost reduction initiatives in fiscal 2003.

     The Company’s Air Cargo operations had revenue of $10,683 thousand in the second quarter of fiscal 2004, an increase of $1,529 thousand or 16.7% from revenue of $9,154 thousand in the second quarter of fiscal 2003. The increase in revenue is mainly due to improvements in cargo management of $0.1 million and cargo marketing services of $2.0 million offset by a decline in cargo handling of $0.5 million. The increase in cargo marketing services represents increased activity generated by the Mercury World Cargo division, which sells Cargo capacity under Mercury’s own airway bill. Gross margin from Air Cargo operations in the current period decreased by $777 thousand, or 59.8%, to $523 thousand from $1,300 thousand in the year ago period due primarily to the accrual of employee severance costs of $0.3 million in the second quarter of fiscal 2004.

     The Company’s Government Contract Services segment had revenue of $5,915 thousand in the second quarter of fiscal 2004, a decrease of $399 thousand or 6.3% from revenue of $6,314 thousand in the second quarter of fiscal 2003. The revenue decrease is primarily due to the decreased revenue from the Weather Data Services contracts in the amount of $0.2 million and the loss of one refueling contract, which generated revenue of $0.2 million last year. Gross margin in the current period increased by $235 thousand or 19.6% to $1,431 thousand from $1,146 thousand last year due to recovery of a wage determination on the Westover contract.

     Selling, general and administrative expenses in the current quarter increased by $114 thousand, or 4.3%, to $2,765 thousand from $2,651 thousand in last fiscal year’s second quarter primarily due to higher professional fees associated with the re-audit of the Company’s financial statements for fiscal 2002 and 2001 of $311 thousand and higher legal fees associated with the Hambro Settlement of $138 thousand.

     The Company realized a benefit of $323 thousand for bad debts in the second quarter of fiscal 2004 as a result of better than expected customer collections experience over the past three quarters resulting in the reversal of previously established bad debt reserves as compared to bad debt expense of $407 thousand for the second quarter of fiscal 2003.

     Depreciation and amortization expense was $2,108 thousand in the current period compared to $1,998 thousand a year ago.

     Interest expense and other was $1,899 thousand in the second quarter of fiscal 2004, an increase of $366 thousand from the same period last year. The increase was due to the accrual in the second quarter of fiscal 2004 of $288 thousand for the debt premiums and increased debt service costs associated with the Company’s Senior Secured Credit Facility entered into on December 30, 2002 as compared to the debt service costs associated with the previous Senior Secured Credit Facility.

13

     The Company recognized settlement expense of $1,799 thousand in the second quarter of fiscal 2004 associated with the Hambro Settlement. The settlement expense represents the difference between the face value of the Hambro Notes and the trading value of the shares of common stock acquired by the Company on the settlement date. See further discussion of the settlement in the discussion of liquidity and capital resources which follows.

     In fiscal 2003, the company wrote-off unamortized deferred debt issuance costs of $1,208 thousand in the second quarter of fiscal 2003 due to the Company’s debt restructuring in December 2002.

     The settlement cost of $1,799 thousand recognized by the Company in the second quarter of fiscal 2004 is not deductible in determining taxable income resulting in a permanent book to tax difference. As a result, the Company’s taxable income is higher than the Company’s loss before income tax provision by $1,799 thousand increasing the Company’s income tax provision by $702 thousand to $181 thousand.

Six Months Ended December 31, 2003 Compared to December 31, 2002

     Revenue for the Company for the first six months of fiscal 2004 was $214,900 thousand, which decreased by 3.1% from revenue of $221,857 thousand reported for the first six months of fiscal 2003. The decrease in revenue is due primarily to lower MercFuel revenue of $5,724 thousand. Gross margin increased by 6.2% to $13,627 thousand in the first six months of fiscal 2004 from $12,838 thousand reported in the first six months of fiscal 2003. The increase in gross margin is due to improved performances at the Company’s Air Centers, MercFuel and Maytag Government Contract Services Operations segments.

     MercFuel, the Company’s fuel sales business, generated revenue of $139,890 thousand in the current period, a decrease of $5,724 thousand or 3.9% from last year’s revenue of $145,614 thousand. The decrease in revenue was primarily due to lower sales volume partially offset by higher average fuel sales prices. Fuel sales volume was 135.1 million gallons in the first six months of fiscal 2004, a decrease of 23.1 million gallons from the same period of fiscal 2003 resulting in a reduction in sales revenue of $21.3 million. The decline in sales volume is due to the cessation of business by National Airlines, Inc.’s (“National”), a customer of MercFuel since May 1999, on November 6, 2002. Sales volume to National in fiscal 2003, through November 6, 2003, was 28.9 million gallons, resulting in revenue of $24.7 million. Excluding the sales volume to National from MercFuel’s total sales volume for the first half of fiscal 2003, first half 2004 sales volume increased 5.8 million gallons, or 4.5% from last year. The average sales price in the first six months of fiscal 2004 was $1.04 per gallon, an increase of $0.115 per gallon from the same period of last year resulting in an increase in revenue of $15.3 million due to higher average sales prices. The higher average sales price is due to higher worldwide petroleum prices. MercFuel’s revenues represented 65.1% of the Company’s total revenue in the current period compared to 65.6% of revenue in the comparable prior year. MercFuel’s gross margin was $3,300 thousand in the current period compared with $3,071 thousand in the same period last year, of which $0.4 million was generated from sales to National. The average gross margin per gallon sold in the first six months of fiscal year 2004 was $0.0387 per gallon as compared to $0.0341 for the same period last year.

     The Company’s Air Centers business segment had revenue of $45,983 thousand in the first six months of fiscal 2004, a decrease of $1,725 thousand or 3.6% from last year’s first six months revenue of $47,708 thousand. The revenue decrease was mainly due to lower revenue of $1.5 million in maintenance activities in the Air Center operations. The Air Centers’ aviation fuel sales volume in the first half of fiscal 2004 was 15.7 million gallons with an average sales price of $1.92 per gallon as compared to last year’s first half sales volume of 17.1 million gallons with an average sales price of $1.76 per gallon. The higher average sales price was mainly due to slightly higher worldwide petroleum prices. Air Center’s gross margin increased by $374 thousand or 6.3% in the current period to $6,288 thousand from $5,914 thousand last year due to the Company’s cost reduction initiatives implemented in fiscal 2003.

     The Company’s Air Cargo operations had revenue of $19,577 thousand in the first six months of fiscal 2004, an increase of $3,133 thousand or 19.1% from revenue of $16,444 thousand in the first six months of fiscal 2003. The increase in revenue is mainly due to improvements in cargo management of $0.3 million and cargo marketing services of $2.9 million. Gross margin from Air Cargo operations in the current period decreased by $408 thousand, or 23.9%, to $1,296 thousand from $1,704 thousand in the year ago period due primarily to the accrual of employee severance cost of $0.3 million in fiscal 2004.

     The Company’s Government Contract Services segment had revenue of $11,742 thousand in the first six months of fiscal 2004, a decrease of $778 thousand or 6.2% from revenue of $12,520 thousand in the first six months of fiscal 2003. The revenue decrease is primarily due to decreased revenue from Weather Data Services contracts in the amount of $0.5 million and the loss of one refueling contract, which generated revenue of $0.5 million last year. Gross margin in the current period increased by $593 thousand or 27.6% to $2,743 thousand from $2,149 thousand last year due to the recovery of a wage determination in fiscal 2004 for the Company’s

14

Westover contract and the establishment of a legal reserve for settlement of a labor dispute on the Company’s Patrick Air Force Base contract in fiscal 2003.

     Selling, general and administrative expenses for the year decreased by $201 thousand, or 3.9%, to $5,040 thousand from $5,241 thousand in last year’s first six months primarily due to a $318 thousand expense relating to the extension of the term for certain stock options in the prior year.

     Provision for bad debts was $60 thousand in the current period, compared to $759 thousand from the prior year. The reduction reflects better than expected customer collections experience over the past three quarters resulting in the reversal during the second quarter of fiscal year 2004 of $323,000 in previously recognized bad debt expense.

     Depreciation and amortization expense was $4,279 thousand in the current period compared to $4,049 thousand a year ago.

     Interest expense and other was $4,280 thousand in the first six months of fiscal 2004, an increase of $1,415 thousand from the same period last year, due to the accrual in fiscal 2004 of $1,150 thousand for the debt premiums and the increased debt servicing costs associated with the Company’s Senior Secured Credit Facility entered into on December 30, 2002 as compared with the Company’s previous Senior Secured Credit Facility.

     The Company recognized settlement expense of $1,799 thousand in the second quarter of fiscal 2004 associated with the Hambro Settlement. The settlement expense represents the difference between the face value of the Hambro Notes and the trading value of the shares of common stock acquired by the Company on the settlement date. See further discussion of the settlement in the discussion of liquidity and capital resources which follows.

     The Company wrote off unamortized deferred financing costs of $1,733 thousand in the first six months of fiscal 2003 due to the Company’s debt restructuring in December 2002.

     The settlement cost of $1,799 thousand recognized by the Company in the second quarter of fiscal 2004 is not deductible in determining taxable income resulting in a permanent book to tax difference. As a result, the Company’s taxable loss is lower than the book loss before income tax benefit for the six month period ended December 31, 2003 by $1,799 thousand reducing the Company’s income tax benefit in fiscal 2004 by $702 thousand to $12 thousand.

Liquidity and Capital Resources

     As of December 31, 2003, the Company’s cash and cash equivalents were $3.4 million, an increase of $0.6 million as compared to cash and cash equivalents of $2.8 million as of June 30, 2003.

     Cash provided by operating activities for the six month period ended December 31, 2003 was $4.5 million as compared to cash used for operating activities of $1.3 million in the first half of fiscal 2003. The change in operating assets and liabilities for the first six months of fiscal 2004 resulted in an increase of $1.1 million as compared to a decrease of $8.1 million in the first six months of fiscal 2003, which reflects a payment of $4.5 million for income taxes primarily due to the sale of the Bedford FBO.

     During the first six months of fiscal 2004, the Company used $1.8 million in investing activities primarily due to additions to property, equipment and leaseholds of $2.6 million, offset by a $0.8 million reduction in notes receivable and other assets. This compares to cash used in investing activities of $0.8 million during the first six months of fiscal 2003 resulting from the reduction in restricted cash of $3.7 million, established to pay for the estimated income tax obligation from the sale of the Bedford FBO, partially offset by capital expenditures of $3.6 million. The Company’s financing activities resulted in a net cash outlay of $2.3 million during the first six months primarily associated with the scheduled repayment of debt, as compared to net cash generated from financing activities for the first six months of fiscal 2003 of $1.0 million.

     On December 30, 2002, the Company entered into a loan and security agreement with Foothill Capital Corporation (“Foothill”), now known as Wells Fargo Foothill, a division of Wells Fargo Bank (the “Facility”), as agent for the lenders’ party thereto, refinancing its senior collateralized credit facilities for a five-year term. In addition, the Company and J.H. Whitney Co. Mezzanine Fund entered into agreements amending the terms of the subordinated note (the “Whitney Note”), which will mature on December 31, 2005. The initial funding from the facility and the amendments to the subordinated note was completed on December 30, 2002.

15

     The Company’s senior secured credit facility (“Facility”) consists of up to $42.5 million in revolving and term loans. The term loan is currently for an amount equal to $9.5 million, while the revolving loan is for an amount not to exceed 85% of Eligible Accounts Receivable (as defined in the loan agreement), subject to certain limitations. The term loan is payable in $1.0 million installments each April 1 and October 1, beginning April 1, 2003 and in $0.5 million installments each July 1 and December 31, until paid in full. Amounts repaid under the term loan increase the maximum availability under the revolving loan. The Facility also provides for the issuance of certain letters of credit. The terms of the Facility require that the Company maintain a minimum availability on the revolving line of credit of $2.5 million. As of December 31, 2003, the Company had $7.1 million of availability on the revolving line of credit. The amount of available revolving credit line fluctuates on a daily basis dependent upon the amount of Eligible Receivables, the amount of letters of credit outstanding and the amount of outstanding cash borrowings against the revolving credit facility.

     The amended Whitney Note was in the form of a $24.0 million Senior Subordinated 12% Note (the “Note”) with detachable warrants to purchase 251,563 shares of the Company’s common stock exercisable through September 9, 2006 at $6.10 per share as adjusted for the one-for-two stock split in July 2003. The warrant exercise price was reduced from $11.00 per share. The Note is collateralized by the Company’s assets, subordinate to Foothill’s interest. Warrants to purchase an additional 5% of the Company’s common stock, exercisable for nominal consideration, would have been issuable if the principal amount of the Note was not prepaid by December 31, 2003. Warrants to purchase a second 5% of the Company’s common stock, exercisable for nominal consideration, along with an additional note in the original principal amount of $5 million would also have been issued if the outstanding principal amount of the Note was greater than $12 million after December 31, 2003. However, on October 28, 2003 the Company announced that Allied had acquired the Note from Whitney and waived the provisions for the additional warrants equivalent to 10% of the Company’s outstanding common stock and the additional $5 million note. Beginning January 2004 and continuing through June 2004, the interest rate will increase by 1% per annum each month up to a maximum rate of 18%. As of December 31, 2003, the Company had accrued $2,875 thousand associated with the Note premiums, of which $1,150 thousand was accrued during the first four months of fiscal 2004, up until the time that Allied acquired the Note from J.H. Whitney Co. The amended note contains similar covenants as the original Note, including covenants that, among other matters, limit senior indebtedness, the payment of dividends, and the disposition of assets. The revised covenants also include minimum EBITDA requirements and capital expenditure limitations.

     The Facility may be terminated on December 23, 2005, if the Note is not paid in full or refinanced, on terms acceptable to Foothill, prior to October 31, 2005. The Facility is collateralized by substantially all of the assets of the Company and its subsidiaries. The Facility contains provisions that require the maintenance of certain financial ratios including minimum EBITDA levels, minimum fixed charge coverage ratios, and maximum annual capital expenditure levels. In addition, under the Facility, the Company is prohibited from paying non-intercompany cash dividends.

     On October 28, 2003, the Company also announced the FBO Sale, for which closing is, among other things, contingent upon: 1) stockholder approval; 2) the completion of due diligence; and 3) regulatory agencies’ approvals and consents. The proceeds from the FBO Sale are subject to the establishment of an escrow account in the amount of $8.3 million to be distributed at the earlier of the award of a long term lease to Allied for the FBO at the Hartsfield Airport or in five equal annual installment payments starting at the first anniversary date of the close of the FBO Sale if the Air Centers’ lease for the Hartsfield FBO is not terminated earlier, reimbursement for certain FBO capital expenditures made by the Company, minimum working capital amounts at closing and other customary terms and conditions. The Company has received consent for the FBO Sale from its Senior Lenders. In accordance with the terms of the definitive agreement, as amended, the FBO Sale is to close on or before May 14, 2004.

     On December 5, 2003, as amended on February 16, 2004, the Company and its lenders under the Senior Secured Credit Facility executed the Fifth Amendment to the Loan and Security Agreement and Forebearance Agreement (the “Forebearance Agreement”). Among other things, the Company requested the lenders and the lenders agreed to forebear from exercising their rights and remedies under the Senior Secured Credit Facility for the following events of default, as defined in the Loan and Security Agreement: (1) the Company’s failure to deliver its annual audited financial statements for fiscal 2003 within the prescribed time-frame allowed; (2) the formation of a subsidiary, Mercury Air Center — Long Beach, without the prior consent of the lenders; (3) the Company’s failure to deliver supplemental schedules to J. H. Whitney as required under the terms of the $24 million Senior Secured 12% Note; and (4)  the Company’s failure to achieve the EBITDA financial covenant for the twelve month period ended December 31, 2003. The Forebearance Agreement, as amended, states that the lenders agree, for a limited time but no later than April 14, 2004, to forebear from exercising their rights and remedies under the Senior Secured Credit Facility with respect to the events of default noted above. The Company and Allied have amended the Definitive Agreement whereby the closing date of the FBO Sale is now on a date on or prior to May 14, 2004. If the FBO Sale does not close by April 14, 2004, the Company and the Lenders will need to amend the FBO Sale closing date in the Forebearance Agreement or the Lenders would have the right to exercise their rights and remedies under the Senior Secured Credit Facility with respect to the events of default noted above.

16

     On December 12, 2003, the Company entered into a settlement agreement (the “Hambro Settlement”) relating to litigation with J O Hambro Capital Management and certain of its affiliates and private clients (“J O Hambro”) whereby the Company issued three promissory notes for an aggregate principle amount of $3,586,000 (the “Hambro Notes”) in exchange for the following, among other things: (1) the release of certain claims by J O Hambro; (2) the Company’s agreement to dismiss litigation against J O Hambro; (3) the Company’s agreement not to institute certain litigation against J O Hambro and certain other parties; (4) reimbursement of certain costs associated with the pending litigation and the defense preparation for anticipated litigation between the parties; and (5) the purchase of 343,600 shares of the Company’s common stock in exchange for the Hambro Notes. The Hambro Notes: 1) are subordinated to the Senior Secured Credit Facility and to the Senior Subordinated Note; 2) are due on the earlier of (a) the ninetieth day following payment in full of the Senior Secured Credit Facility and the termination of commitments for the Senior Secured Lender to provide financing under the Senior Secured Credit Facility; or (b) March 31, 2006, provided that if the Senior Secured Credit Facility Matures on December 31, 2007 then such date shall be March 31, 2008; and 3) bear and accrue interest at the rate of 12% per annum commencing on December 31, 2003 but will increase to 16% per annum for any amount of unpaid principal after June 30, 2004.

     At the close of the FBO Sale, the Company estimates gross sales proceeds of $73.1 million. The Company intends to use these proceeds to: 1) prepay the outstanding principal amount on the Senior Secured Term Loan of $10 million; 2) repay all outstanding cash advances on the Revolving Line of Credit; 3) pay all accrued interest, fees and expenses associated with the Senior Secured Credit Facility; 4) provide cash collateral for the outstanding Letters of Credit of approximately $16.0 million; 5) prepay the outstanding principal amount on the Allied Note; 6) pay all accrued interest, fees and expenses associated with the Allied Note; 7) establish an escrow account for the FBO at the Hartsfield Airport in the amount of $8.3 million; 8) repay the outstanding principal amount due on the J. O. Hambro Note of $3.6 million; 9) repay all accrued interest on the Hambro Notes; and 10) pay all commissions, fees and expenses associated with the sale transaction. After settlement of the all of the obligations noted above, the Company estimates that the transaction will result in surplus cash proceeds of approximately $5.6 million, of which an estimated $1.5 million will be required to settle the Company’s current income tax obligation associated with the FBO Sale although the exact amount of the surplus cash proceeds will be dependent upon many factors including, but not limited to, the date of closing.

     The Company is currently evaluating new credit facilities to support the Company’s expansion of its remaining three business lines and to support the Company’s Letters of Credit requirements thereby releasing the cash collateral of approximately $16 million to be used for working capital requirements and general corporate purposes.

     In January 2004 the Company’s wholly owned subsidiary, Maytag Aircraft Corporation, located in Colorado Springs, Colorado, was awarded the United States Air Mobility Command (AMC) contract to provide Air Terminal and Ground Handling Services at Kuwait International Airport. Under the terms of the contract, Maytag Aircraft Corporation will provide air terminal and ground handling services for the Air Mobility Command, working U.S. Government owned or operated aircraft and U.S. Government sponsored foreign aircraft requiring such services at Kuwait International Airport/Al Mubarek Air Base. This contract is effective April 1, 2004 through September 30, 2004 with four one-year option periods making the full term of this $18 million contract effective through September 30, 2008. This contract represents a continuum of air terminal and ground handling services provided by Maytag Aircraft Corporation to AMC since August of 2000. The services include operating the air terminal operations center (information control, load planning, capability forecasting, and ramp coordination), and providing aircraft services (cargo processing, aircraft loading and unloading, cleaning, and catering), ground services (marshalling, material handling, baggage handling, and all related connect/disconnect services), passenger services, information systems, and equipment maintenance.

Critical Accounting Policies

     Management’s beliefs regarding critical accounting policies have not changed significantly from those discussed in Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

Item 3. Quantitative and Qualitative Disclosure About Market Risk

     There has been no material change during the six months ended December 31, 2003 from the disclosures regarding market risk presented in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2003.

17

Item 4. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

     Based on evaluations as of December 31, 2003, our principal executive officer and principal financial officer, with the participation of our management team, have concluded that our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act) are effective to ensure that information required to be disclosed by us in reports that we file or submit under the Securities Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC.

Changes in Internal Controls

     There were no significant changes in our internal controls or in other factors that could significantly affect these internal controls subsequent to the date of their most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Forward-Looking Statements

     Statements contained in this Quarterly Report on Form 10-Q which are not historical facts are forward-looking statements. In addition, Mercury, from time-to-time, makes forward-looking statements concerning its expected future operations and performance and other developments. Such forward-looking statements are necessarily estimates reflecting Mercury’s best judgment based upon current information and involve a number of risks and uncertainties, and there can be no assurance that other factors will not affect the accuracy of such forward-looking statements. While it is impossible to identify all such factors, factors which could cause actual results to differ materially from those estimated by Mercury include, but are not limited to, risks associated with acquisitions, the financial condition of customers, non-renewal of contracts, government regulation, as well as operating risks, general conditions in the economy and capital markets, and other factors which may be identified from time-to-time in Mercury’s Securities and Exchange Commission filings and other public announcements.

PART II — OTHER INFORMATION

Item 1. Legal Proceedings

     The Company is a defendant in certain litigation arising in the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material effect on its consolidated financial statements. Reference is made to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2003 for additional legal matters with respect to which no material developments have occurred in the current quarter.

18

Item 2. Change in Securities, Use of Proceeds, and Issuer Purchases of Equity

Securities

ISSUER PURCHASES OF EQUITY SECURITIES

				(d) Maximum Number
			(c) Total Number of	(or Approximate
			Shares (or Units)	Dollar Value) of
			Purchased as Part	Shares (or Units)
	(a) Total Number of	(b) Average Price	of Publicly	that May Yet Be
	Shares (or Units)	Paid per Share (or	Announced Plans or	Purchased Under the
Period	Purchased	Unit)	Programs	Plans or Programs

Month #1 October 1, 2003 to October 31, 2003	0	N/A	N/A	N/A
Month #2 November 1, 2003 to November 30, 2003	0	N/A	N/A	N/A
Month #3 December 1, 2003 to December 31, 2003	343,600	$10.44 (1)	343,600 (2)	0
Total

(1)	Represents principal amount of Hambro Notes, divided by number of shares of Mercury common stock purchased by the Company. The Hambro Notes were issued in exchange for the following, among other things: (1) the release of certain claims by J O Hambro; (2) the Company’s agreement to dismiss litigation against J O Hambro; (3) the Company’s agreement not to institute certain litigation against J O Hambro and certain other parties; (4) reimbursement of certain costs associated with the pending litigation and the preparation for anticipated litigation between the parties; and (5) the issuance of 343,600 shares of Mercury common stock.

(2)	This transaction was publicly reported on Form 8-K dated December 15, 2003. No other shares will be purchased pursuant to this transaction.

Item 3. Default Upon Senior Securities

     On December 5, 2003, the Company and its Lenders under the Senior Secured Credit Facility, executed the Fifth Amendment to Loan and Security Agreement and Forebearance Agreement (the “Forebearance Agreement”). In accordance with the terms of the Forebearance Agreement, as amended on February 16, 2004, the Lenders agreed to forebear from exercising their rights and remedies under the Senior Secured Credit Facility for the following events of default, as defined in the Loan and Security Agreement: (1) the Company’s failure to deliver its annual audited financial statements for fiscal year 2003 within the prescribed time-frame allowed; (2) the formation of a subsidiary, Mercury Air Center — Long Beach, without the prior consent of the Lenders; (3) the Company’s failure to deliver supplemental schedules to J. H. Whitney as required under the terms of the $24 million Senior Secured 12% Note; and (4) the Company’s failure to achieve the EBITDA financial covenant for the twelve month period ended December 31, 2003. The Forebearance Agreement, as amended, states that the Lenders agree, for a limited time but no later than April 14, 2004, to forebear from exercising their rights and remedies under the Senior Secured Credit Facility with respect to the events of default noted above. The Company and Allied have amended the Definitive Agreement whereby the closing date of the FBO Sale is to occur on or before May 14, 2004. If the FBO Sale does not close by April 14, 2004, the Company and the Lenders will need to amend the FBO Sale closing date in the Forebearance Agreement or the Lenders would have the right to exercise their rights and remedies under the Senior Secured Credit Facility with respect to the events of default noted above.

Item 4. Submission of Matters to a Vote of Security Holders

     None

Item 5. Other Information

     None

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Item 6. Exhibits and Exhibit List

     (a) Exhibits and Reports on Form 8-K:

Exhibit
No.	Description

2.1	Agreement and Plan of Merger adopted January 9, 2001.(17)
2.2	Certificate of Merger.(17)
2.3	Stock Purchase Agreement Dated as of October 28, 2003. By and Among Allied Capital Corporation, Mercury Air Centers, Inc. and Mercury Air Group, Inc.(28)
3.1	Certificate of Incorporation.(17)
3.2	Amended and Restated Bylaws of Mercury Air Group, Inc. adopted December 7, 2002.(25)
3.3	Certificate of Designations of Series A 8% Cumulative Convertible Preferred Stock.(27)
4.1	Loan Agreement between California Economic Development Financing Authority and Mercury Air Group, Inc. relating to $19,000,000 California Economic Development Financing Authority Variable Rate Demand Airport Facilities Revenue Bonds, Series 1998 (Mercury Air Group, Inc. Project) dated as of April 1, 1998.(2)
4.2	Securities Purchase Agreement dated September 10, 1999 by and among Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P.(12)
4.3	Amendment No. 1 dated as of September 30, 2000 by and between J.H. Whitney Mezzanine, L.P. and Mercury Air Group, Inc. to the Securities Agreement.(16)
4.4	Waiver and Consent Agreement dated as of December 29, 2000 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P.(17)
4.5	Waiver and Consent Agreement dated as of July 2, 2001 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P.(18)
4.6	Waiver Agreement dated as of September 25, 2001 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P.(18)
4.7	Amendment No. 2 dated as of September 30, 2001 by and between J.H. Whitney Mezzanine Fund, L.P. and Mercury Air Group, Inc. to the Securities Purchase Agreement.(19)
4.8	Waiver Agreement dated as of November 26, 2001 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine, L.P.(21)
4.9	Waiver Agreement dated as of December 21, 2001 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine, L.P.(21)
4.10	Waiver Agreement dated as of June 26, 2002 among Mercury Air Group, Inc. and J.H. Whitney Mezzanine, L.P.(24)
4.11	Amendment No. 3 to Securities Purchase Agreement by and between Mercury Air Group, Inc. and J.H. Whitney Mezzanine Fund, L.P. dated as of December 30, 2002.(26)
4.12	Amended and Restated J.H. Whitney Mezzanine Fund, L.P. Warrant dated September 10, 1999.(26)
4.13	Amended and Restated J.H. Whitney Mezzanine Fund, L.P. Senior Subordinated Promissory Note dated September 10, 1999.(26)
4.14	Security Agreement by and between Mercury Air Group, Inc. and each of its subsidiaries hereto as Obligors and J.H. Whitney Mezzanine Fund, L.P. as the Lenders, dated as of December 30, 2002.(26)
4.15	Subordination Agreement among J.H. Whitney Mezzanine Fund, L.P. Foothill Capital Corporation, as Agent and Mercury Air Group, Inc. and certain of its subsidiaries signatory thereto, dated as of December 30, 2002.(26)
4.16	Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain subsidiaries signatory thereto, dated as of December 30, 2002.(26)
4.17	First Amendment to Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain of its subsidiaries, dated March 12, 2003.(30)
4.18	Second Amendment to Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain of its subsidiaries, dated March 31, 2003.(30)
4.19	Third Amendment to Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain of its subsidiaries, dated July 16, 2003.(30)
4.20	Fourth Amendment to Loan and Security Agreement by and among Foothill Capital Corporation and Mercury Air Group, Inc. and certain of its subsidiaries, dated August 1, 2003.(30)
4.21	Amendment No. 4 to Securities Purchase Agreement by and between Mercury Air Group, Inc. and Allied Capital Corporation, as Assignee of J.H. Whitney Mezzanine Fund, L.P. dated as of October 28, 2003(28)
4.22	Assignment of Note dated as of October 28, 2003 between Allied Capital Corporation and J.H. Whitney Mezzanine Fund, L.P.(28)
4.23	Second Amended and Restated Allied Capital Corporation 12% Senior Subordinated Promissory Note dated September 10, 1999(28)
4.24	Second Amended and Restated Allied Capital Corporation Warrant dated October 28, 2003(28)
4.25	Securities Purchase Agreement dated as of October 28, 2003 by and among J.H. Whitney Mezzanine Fund, L.P. and J.H.

20

Whitney Mezzanine Debt Fund, L.P., Allied Capital Corporation and Mercury Air Group, Inc.(28)
4.26	Second Amended and Restated J.H. Whitney Mezzanine Fund, L.P. Warrant dated October 28, 2003(28)
4.27	Fifth Amendment to Security and Loan Agreement and Forbearance Agreement dated as of December 5, 2003 by and among Wells Fargo Foothill, Mercury Air Group, Inc. and certain of its subsidiaries.
4.28	Amendment to Stock Purchase Agreement by and Among Allied Capital Corporation, Mercury Air Centers, Inc. and Mercury Air Group, Inc. dated as of December 10, 2003.
4.29	Amendment to Stock Purchase Agreement by and Among Allied Capital Corporation, Mercury Air Centers, Inc. and Mercury Air Group, Inc. dated as of January 14, 2004.
10.1	Mercury Air Group, Inc.’s 1990 Long-Term Incentive Plan.(4)*
10.2	Mercury Air Group, Inc.’s 1990 Directors Stock Option Plan.(1)*
10.3	Memorandum Dated September 15, 1997 regarding Summary of Officer Life Insurance Policies with Benefits Payable to Officers or Their Designated Beneficiaries.(8)*
10.4	Non-Qualified Stock Option Agreement dated March 21, 1996, by and between Frederick H. Kopko and Mercury Air Group, Inc.(6)*
10.5	Mercury Air Group, Inc.’s 1998 Long-Term Incentive Plan.(10)*
10.6	Mercury Air Group, Inc.’s 1998 Directors Stock Option Plan.(10)*
10.7	Revolving Credit and Term Loan Agreement dated as of March 2, 1999 by and among Mercury Air Group, Inc., The Banks listed on Schedule 1 thereto, and The Fleet National Bank f/k/a BankBoston, N.A., as Agent.(11)
10.8	First Amendment to Revolving Credit and Term Loan Agreement dated as of September 10, 1999.(14)
10.9	Second Amendment to Revolving Credit and Term Loan Agreement dated as of March 31, 2000.(14)
10.10	Third Amendment, Waiver and Consent to Revolving Credit and Term Loan Agreement dated as of August 11, 2000.(14)
10.11	The Company’s 401(k) Plan consisting of CNA Trust Corporation. Regional Prototype Defined Contribution Plan and Trust and Adoption Agreement.(14)*
10.12	Employment Agreement dated July 31, 2000 between the Company and Dr. Philip J. Fagan.(15)*
10.13	Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of November 14, 2000.(16)
10.14	Amendment No. 1 to Mercury Air Group, Inc. 1998 Long-Term Incentive Option Plan as of August 22, 2000.(16)*
10.15	Amendment No. 1 to Mercury Air Group, Inc. 1998 Directors Stock Option Plan as of August 22, 2000.(16)*
10.16	Limited Waiver letter Agreement to Revolving Credit and Term Loan Agreement dated as of September 21, 2001.(18)
10.17	Fifth Amendment to Revolving Credit and Term loan Agreement dated as of September 21, 2001.(18)
10.18	Limited Consent letter Agreement to Revolving Credit and Term Loan Agreement dated as of September 30, 2001.(19)
10.20	Limited waiver and Consent to Revolving Credit and Term Loan Agreement dated as of December 31, 2001.(21)
10.21	2002 Management Stock Purchase Plan.(22)
10.22	Amended and Restated Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Joseph A. Czyzyk.(22)*
10.23	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Wayne J. Lovett(22)*
10.24	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and John Enticknap(22)*
10.25	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Mark Coleman(22)*
10.26	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Steven S. Antonoff(22)*
10.27	Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Robert Schlax(22)*
10.28	Limited waiver and Consent to Revolving Credit and Term Loan Agreement dated as of June 27, 2002.(24)
10.29	Sale-Leaseback agreement made by and between CFK Realty Partners, LLC and Mercury Air Group, Inc. dated December 15, 2001.(24)
10.30	Amendment to Sale-Leaseback agreement made by and between CFK Realty Partners, LLC and Mercury Air Group, Inc.(24)
10.31	Promissory Note by CFK Partners, LLC in favor of Mercury Air Group, Inc.(24)
10.32	Limited Waiver and Consent to Revolving Credit and Term Loan Agreement dated as June 27, 2002.(24)
10.33	Amendment No. 1 to Amended and Restated Employment Agreement dated May 22, 2002 between Mercury Air Group, Inc. and Joseph A. Czyzyk.*(24)
10.34	Lease dated December 31, 2001 by and between CFK Realty Partners, LLC. and Mercury Air Group, Inc.(30)
10.35	Settlement Agreement dated December 12, 2003 by and among (i) J O Hambro Capital Management Group Limited, (ii) J O Hambro Capital Management Limited, (iii) American Opportunity Trust PLC, (iv) The Trident North Atlantic Fund, and (v) Mercury Air Group, Inc.(29)
31.1	Section 302 Certification of Chief Executive Officer
31.2	Section 302 Certification of Chief Financial Officer
32.1	Section 906 Certification of Chief Executive Officer
32.2	Section 906 Certification of Chief Financial Officer
99.1	Partnership Agreement dated as of July 27, 2000 of CFK Partners by and among Philip J. Fagan, M.D., Frederick H. Kopko, Jr. and Joseph A. Czyzyk.(13)

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*	Denotes managements’ contract or compensation plan or arrangement.

(1)	Such document was previously filed as Appendix A to the Company’s Proxy Statement for the December 10, 1993 Annual Meeting of Stockholders and is incorporated herein by reference.

(2)	All such documents were previously filed as Exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 and are incorporated herein by reference.

(3)	All such documents were previously filed as Exhibits to the Company’s Registration Statement No. 33-39044 on Form S-2 and are incorporated herein by reference.

(4)	Such document was previously filed as Appendix A to the Company’s Proxy Statement for the December 2, 1992 Annual Meeting of Stockholders.

(5)	All such documents were previously filed as Exhibits to the Company’s Registration Statement No. 33-65085 on Form S-1 and are incorporated herein by reference.

(6)	All such documents were previously filed as Exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 and are incorporated herein by reference.

(7)	All such documents were previously filed as Exhibits to the Company’s Report on Form 8-K filed September 13, 1996 and are incorporated herein by reference.

(8)	Such document was previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 1997 and is incorporated herein by reference.

(9)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 1998 and are incorporated herein by reference.

(10)	Such document was previously filed as Appendix A to the Company’s Proxy Statement for the December 3, 1998 Annual Meeting of Stockholders and is incorporated herein by reference.

(11)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 and are incorporated herein by reference.

(12)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 1999 and are incorporated herein by reference.

(13)	Such document was previously filed as an Exhibit to the Company’s current Report on Form 8-K on August 11, 2000 and is incorporated herein by reference.

(14)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2000 and is incorporated herein by reference.

(15)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 and are incorporated herein by reference.

(16)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2000 and are incorporated herein by reference.

(17)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2001 and are incorporated herein by reference.

(18)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2001 and are incorporated herein by reference.

22

(19)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 and are incorporated herein by reference.

(20)	Such document was previously filed as Appendix A to the Company’s Proxy Statement for the November 7, 2001 Annual Meeting of Stockholders and is incorporated herein by reference.

(21)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2001 and are incorporated herein by reference.

(22)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on June 5, 2002 and is incorporated herein by reference.

(23)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on July 11, 2002 and is incorporated herein by reference.

(24)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2002 and are incorporated herein by reference.

(25)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on December 7, 2002 and is incorporated herein by reference.

(26)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on December 30, 2002 and is incorporated herein by reference.

(27)	All such documents were previously filed as an Exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 and are incorporated herein by reference.

(28)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on October 28, 2003 and is incorporated herein by reference.

(29)	Such document was previously filed as an Exhibit to the Company’s Current Report on Form 8-K on December 12, 2003 and is incorporated herein by reference.

(30)	All such documents were previously filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended June 30, 2003 and are incorporated herein by reference.

23

     (b) Reports on Form 8-K:

     A Form 8-K was filed dated October 14, 2003, reporting on Item 5, Other Events and Regulation FD Disclosure reporting, among other things, that the Company would delay the filing of its Annual Report on Form 10-K for its fiscal year ended June 30, 2003. No financial statements were filed with this report.

     A Form 8-K was filed dated October 28, 2003 reporting on Item 5, Other Events and Regulation FD Disclosure and Item 7, Financial Statements and Exhibits, as to the Company’s restructuring of debt and definitive agreement to sell the Company’s wholly-owned subsidiary, Mercury Air Centers, Inc., to Allied Capital Corporation. No financial statements were filed with this report.

     A Form 8-K was filed dated November 11, 2003 reporting on Item 5, Other Events and Regulation FD Disclosure reporting that the Company had informed the American Stock Exchange (the “Exchange”) that the Company required additional time to file its Annual Report on Form 10-K for the fiscal year ended June 30, 2003 with the Securities and Exchange Commission and that the Company also did not expect to meet the SEC filing deadline of its Quarterly Report on Form 10-Q for the period ended September 30, 2003 due on November 14, 2003. No financial statements were filed with this report.

     A Form 8-K was filed dated November 25, 2003 reporting on Item 9, Regulation FD Disclosure, that the American Stock Exchange (the “Exchange”), among other things, (1) accepted the Company’s plan to regain compliance with the Exchange’s continuing listing standards and (2) that management had recommended to the Company’s Audit Committee of the Board of Directors that it engage its current independent accountants to conduct and complete a re-audit of its financial statements for the previous two fiscal years ended June 30, 2002 and 2001. No financial statements were filed with this report.

     A Form 8-K was filed dated December 2, 2003 reporting on Item 12, Disclosure of Results of Operations and Financial Condition, that the Company’s management recommended to its audit committee that it engage its current independent public accountants to re-audit its financial statements for the previous two fiscal years ended June 30, 2002 and 2001, and that the Company’s 2003 Annual Report on 10-K is expected to include a restated balance sheet and restated statements of operations and cash flows for the fiscal year ended June 30, 2002. No financial statements were filed with this report.

     A Form 8-K was filed dated December 3, 2003 reporting on Item 12, Disclosure of Results of Operations and Financial Condition, as to its preliminary results of operations and financial condition for the three-month period ended September 30, 2003. Unaudited financial statements for such period were filed with this report.

     A Form 8-K was filed dated December 15, 2003 reporting on Item 5, Other Events and Regulation FD Disclosure, announcing that the Company had entered into a settlement agreement relating to litigation with J O Hambro Capital Management Group Limited and certain of its affiliates and private clients (collectively “J O Hambro”). No financial statements were filed with this report.

24

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERCURY AIR GROUP, INC. Registrant
/s/ Joseph Czyzyk

Joseph Czyzyk
Chief Executive Officer
/s/ Robert Schlax

Robert Schlax Chief Financial Officer (Principal Financial Officer)
Date: February 17, 2004

25

Exhibit 31.1

MERCURY AIR GROUP, INC

CERTIFICATIONS PURSUANT TO
SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, Joseph Czyzyk, certify that:

     1. I have reviewed this quarterly report on SEC Form 10-Q of Mercury Air Group, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, nor misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have;

     a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b. evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

     c. disclosed in this report any changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting; and

     5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing similar functions);

     a. all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

     b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

/s/ Joseph Czyzyk

Joseph Czyzyk Chief Executive Officer and Director

February 17, 2004

Exhibit 31.2

MERCURY AIR GROUP, INC

CERTIFICATIONS PURSUANT TO
SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, Robert Schlax, certify that:

     1. I have reviewed this quarterly report on SEC Form 10-Q of Mercury Air Group, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, nor misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4. The registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have;

     a. designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     b. evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

     c. disclosed in this report any changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting; and

     5. The registrant’s other certifying officer and I have disclosed, based on our most recent evaluation of internal controls over financial reporting, to the registrant’s auditors and the audit committee of registrant’s board of directors (or persons performing similar functions);

     a. all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

     b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal controls over financial reporting.

/s/ Robert Schlax

Robert Schlax Chief Financial Officer

February 17, 2004

Exhibit 32.1

STATEMENT

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, the undersigned officer of Mercury Air Group, Inc. (the “Company”) hereby certifies that to the knowledge of the undersigned:

     (1) The Company’s Quarterly Report on Form 10-Q for the three and six month periods ended December 31, 2003 fully complies with the requirements of sections 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

     (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph Czyzyk

Joseph Czyzyk Chief Executive Officer and Director
February 17, 2004

Exhibit 32.2

STATEMENT

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, the undersigned officer of Mercury Air Group, Inc. (the “Company”) hereby certifies that to the knowledge of the undersigned:

     (3) The Company’s Quarterly Report on Form 10-Q for the three and six month periods ended December 31, 2003 fully complies with the requirements of sections 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

     (4) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Schlax

Robert Schlax Chief Financial Officer
February 17, 2004

MERCURY AIR GROUP, INC.
_________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
_________________________________
To Be Held March 29, 2004

     The undersigned stockholder of Mercury Air Group, Inc., a Delaware corporation (the “Company”), acting under the Delaware General Corporation law, hereby constitutes and appoints Joseph A. Czyzyk and Wayne J. Lovett, and each of them the attorneys and proxies of the undersigned (“proxy representatives”), each with the power of substitution, to attend and act for the undersigned at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held on March 29, 2004 at 9:00 a.m., Standard Time, at the Embassy Suites Hotel located at 1440 East Imperial Highway, El Segundo, CA 90245 and at any adjournments thereof, and in connection therewith to vote and represent all of the shares of Common Stock of the Company which the undersigned would be entitled to vote, as specified on the reverse side.

     Said proxy representatives, and each of them, shall have all the powers which the undersigned would have if acting in person. The undersigned hereby revokes any other proxy to vote at the Meeting and hereby ratifies and confirms that said proxy representatives, and each of them, may lawfully do by virtue hereof. Said proxy representatives, without hereby limiting their general authority, are specifically authorized to vote in accordance with their best judgment with respect to such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof and with respect to the election of any person as a director if a bona fide nominee for that office is named in the Proxy Statement and such nominee is unable to serve or for good cause will not serve.

Important - Please sign on the Other Side

— FOLD AND DETACH HERE —

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSALS 2 AND 3.	Please mark your votes as indicated in this example	☒

1.	ELECTION OF DIRECTORS:		FOR	WITHHOLD	FOR
	01. Philip J. Fagan, Jr. M.D.	05. Sergei Kouzmine	ALL	ALL	ALL EXCEPT
	02. Joseph A. Czyzyk	06. Michael H. Janowiak
	03. Frederick H. Kopko, Jr.	07. Angelo Pusateri	☐	☐	☐
04. Gary J. Feracota

(Except nominee(s) written above)

2.	Approve the sale of that portion of our FBO business which consists of aviation fuel sales, commercial aircraft refueling operations, aircraft hangar services, secured aircraft parking, and aircraft maintenance at certain of our fixed base operations for commercial, private, general aviation and United States government aircraft, excluding the Long Beach FBO to Allied Capital Corporation pursuant to the Stock Purchase Agreement dated October 28, 2003, as amended on December 10, 2003, January 14, 2004 and February 13, 2004 among Mercury Air Group, Inc., Mercury Air Centers, Inc. and Allied Capital Corporation (the “Proposed Transaction”);		FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	Ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending June 30, 2004		FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the proxy represent

IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED HEREON; THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY FOR THE NOMINEES NAMED ABOVE

Dated:	, 2004

Signature

Signature (if held jointly)

Please sign exactly as your name or names appear hereon. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian or in another representative capacity, please give your full title. If a corporation or partnership, please sign in the name of the corporation or partnership by an authorized officer or person.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

— FOLD AND DETACH HERE —